                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                      (Class 1, Class 2 and Class 3 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Blue Chip Growth Portfolio
     -  Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)
     -  Cash Management Portfolio
     -  Corporate Bond Portfolio
     -  Davis Venture Value Portfolio
     -  "Dogs" of Wall Street Portfolio
     -  Emerging Markets Portfolio
     -  Equity Index Portfolio
     - Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
     -  Foreign Value Portfolio
     -  Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager
        Portfolio)
     -  Global Bond Portfolio
     -  Global Equities Portfolio
     -  Growth-Income Portfolio
     -  Growth Opportunities Portfolio
     -  High-Yield Bond Portfolio
     -  International Diversified Equities Portfolio
     -  International Growth and Income Portfolio
     -  Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)
     -  MFS(R) Massachusetts Investors Trust Portfolio
     -  MFS(R) Total Return Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Real Estate Portfolio
     -  Small & Mid Cap Value Portfolio
     -  Small Company Value Portfolio
     -  Technology Portfolio
     -  Telecom Utility Portfolio
     -  Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS.................................................     1

PORTFOLIO FACT SHEETS.............................................................     2
     Aggressive Growth Portfolio..................................................     2
     Alliance Growth Portfolio....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio).................     6
     Blue Chip Growth Portfolio...................................................     8
     Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)........    10
     Cash Management Portfolio....................................................    12
     Corporate Bond Portfolio.....................................................    14
     Davis Venture Value Portfolio................................................    16
     "Dogs" of Wall Street Portfolio..............................................    18
     Emerging Markets Portfolio...................................................    20
     Equity Index Portfolio.......................................................    22
     Equity Opportunities Portfolio (formerly, Federated American Leaders
       Portfolio).................................................................    24
     Foreign Value Portfolio......................................................    26
     Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio)....    28
     Global Bond Portfolio........................................................    30
     Global Equities Portfolio....................................................    32
     Growth-Income Portfolio......................................................    34
     Growth Opportunities Portfolio...............................................    36
     High-Yield Bond Portfolio....................................................    38
     International Diversified Equities Portfolio.................................    40
     International Growth and Income Portfolio....................................    42
     Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)........    44
     MFS(R) Massachusetts Investors Trust Portfolio...............................    46
     MFS(R) Total Return Portfolio................................................    48
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio).........    50
     Real Estate Portfolio........................................................    52
     Small & Mid Cap Value Portfolio..............................................    54
     Small Company Value Portfolio................................................    56
     Technology Portfolio.........................................................    58
     Telecom Utility Portfolio....................................................    60
     Worldwide High Income Portfolio..............................................    63

FEES & EXPENSES...................................................................    65
     Annual Portfolio Operating Expenses..........................................    65
     Expense Example..............................................................    67

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.......................................    73

GLOSSARY..........................................................................    78
     Investment Terminology.......................................................    78
     Risk Terminology.............................................................    83

MANAGEMENT........................................................................    88
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ..................................    88
     Information About the Subadvisers............................................    89
          AllianceBernstein L.P. .................................................    89
          Columbia Management Advisors, LLC.......................................    90
          Davis Selected Advisers, L.P. ..........................................    90
          FAF Advisers, Inc. .....................................................    90

          Federated Investment Management Company.................................    90
          Franklin Advisory Services, LLC.........................................    91
          Goldman Sachs Asset Management-International............................    91
          J.P. Morgan Investment Management Inc. .................................    91
          Marsico Capital Management, LLC.........................................    92
          Massachusetts Financial Services Company................................    92
          Morgan Stanley Investment Management, Inc. .............................    93
          Oppenheimer Funds, Inc. ................................................    93
          Putnam Investment Management, LLC.......................................    94
          Templeton Investment Counsel, LLC.......................................    94
          Wells Capital Management, Incorporated..................................    94

     Information about the Distributor............................................    95
     Payments in Connection with Distribution.....................................    95
     Custodian, Transfer and Dividend Paying Agent................................    95

LEGAL PROCEEDINGS.................................................................    96

ACCOUNT INFORMATION...............................................................    97

FINANCIAL HIGHLIGHTS..............................................................   100

FOR MORE INFORMATION..............................................................   119

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and thirty-one of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1, 2 and 3 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      AGGRESSIVE GROWTH
                          PORTFOLIO
                      -----------------


1997                         12.35%
1998                         17.43%
1999                         84.66%
2000                        -15.25%
2001                        -31.70%
2002                        -24.71%
2003                         28.57%
2004                         16.72%
2005                          8.73%
2006                         13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5        10        SINCE          SINCE
                                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                          ------   -----    -----   ------------   ------------


Class 1 shares                            13.30%    6.84%    6.98%       N/A             N/A
Class 2 shares                            13.15%    6.69%     N/A       3.22%            N/A
Class 3 shares                            13.01%     N/A      N/A        N/A           15.25%
Russell Midcap(R) Growth Index(2)         10.66%    8.22%    8.62%      7.08%          20.78%
Russell 3000(R) Index(3)                  15.72%    7.17%    8.64%      5.87%          16.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       ALLIANCE GROWTH
                          PORTFOLIO
                       ---------------


1997                         31.43%
1998                         52.23%
1999                         33.07%
2000                        -19.47%
2001                        -14.00%
2002                        -31.26%
2003                         25.76%
2004                          7.94%
2005                         16.63%
2006                          0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                            1       5        10        SINCE          SINCE
                                           YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                          -----   -----    -----   ------------   ------------


Class 1 shares                            0.76%    1.86%    7.30%       N/A             N/A
Class 2 shares                            0.59%    1.70%     N/A       1.60%            N/A
Class 3 shares                            0.50%     N/A      N/A        N/A           10.96%
Russell 1000(R) Growth Index(2)           9.07%    2.69%    5.44%      1.68%          13.24%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      BALANCED PORTFOLIO
                      ------------------


1997                         24.48%
1998                         24.61%
1999                         21.40%
2000                         -9.43%
2001                        -13.14%
2002                        -15.18%
2003                         15.07%
2004                          6.84%
2005                          1.89%
2006                         10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------



Class 1 shares                  10.86%    3.33%    5.72%       N/A             N/A
Class 2 shares                  10.72%    3.18%     N/A       2.32%            N/A
Class 3 shares                  10.55%     N/A      N/A        N/A            7.71%
Russell 1000(R) Index(2)        15.46%    6.82%    8.64%      5.49%          16.59%
S&P 500(R)Index(3)              15.79%    6.19%    8.42%      4.92%          15.99%
Lehman Brothers U.S. Aggregate
Index(4)                         4.33%    5.06%    6.24%      5.38%           3.95%
Blended Index(5)                11.02%    6.17%    7.95%      5.56%          11.35%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(4) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(5) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

"Blue chip" represents common stocks of a nationally known company that is well-established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The Adviser believes that superior returns will be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The Adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the Adviser searches for companies that demonstrate the following characteristics:

     -  Market leaders with competitive advantages
     -  Solid revenue growth
     - Consistent double-digit earnings growth in varying types of economic environments
     -  Opportunity for multiple expansion
     -  Strong management team

The Adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time

SUNAMERICA SERIES TRUST                 8

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                        BLUE CHIP
                    GROWTH PORTFOLIO
                    ----------------


2001                     -20.87%
2002                     -29.26%
2003                      25.98%
2004                       5.25%
2005                       2.49%
2006                       6.54%


Best Quarter:  12.86% (quarter ended 12/31/01)

Worst Quarter:  -19.10% (quarter ended 09/30/01)

Year-to-date calendar return:  1.44% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE          SINCE          SINCE
                                 YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----    ------------   ------------   ------------



Class 1 shares                   6.54%    0.48%       -5.20%           N/A            N/A
Class 2 shares                   6.39%    0.34%         N/A          -0.78%           N/A
Class 3 shares                   6.30%     N/A          N/A            N/A           9.32%
Russell 1000(R) Growth
  Index(2)                       9.07%    2.69%       -5.48%          1.68%         13.24%
S&P 500(R) Index(3)             15.79%    6.19%        1.36%          4.92%         15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                 9

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term. Equity investments include common stocks, convertible securities, warrants and rights.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities, although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks, registered investment companies, including exchange-traded funds (ETFs) and may invest significantly in technology companies.

The Portfolio invests mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Portfolio's managers believe may appreciate in value over the long term.

The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the managers look for:

     -  companies in business with above-average growth potential;
     - companies with growth rates that the portfolio managers believe are sustainable over time; and
     -  stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio's assets among different investments will vary over time based upon the managers' evaluation of economic and market trends.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the

SUNAMERICA SERIES TRUST                10

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     CAPITAL GROWTH
                        PORTFOLIO
                     --------------


2001                     -25.20%
2002                     -28.08%
2003                      25.33%
2004                      12.92%
2005                       3.61%
2006                      16.68%


Best Quarter:  15.61% (quarter ended 06/30/03)

Worst Quarter:  -23.15% (quarter ended 09/30/01)

Year-to-date calendar return:  0.90% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5         SINCE          SINCE          SINCE
                                 YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----   ------------   ------------   ------------


Class 1 shares                  16.68%    4.23%      -1.58%          N/A             N/A
Class 2 shares                  16.48%    4.06%        N/A          1.73%            N/A
Class 3 shares                  16.43%     N/A         N/A           N/A           14.97%
S&P 500(R) Index(2)             15.79%    6.19%       1.36%         4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                11

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       CASH MANAGEMENT
                          PORTFOLIO
                       ---------------


1997                         5.22%
1998                         5.05%
1999                         4.87%
2000                         6.06%
2001                         3.67%
2002                         1.40%
2003                         0.63%
2004                         0.86%
2005                         2.76%
2006                         4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)


SUNAMERICA SERIES TRUST                12

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                         1       5        10        SINCE          SINCE
                        YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                       -----   -----    -----   ------------   ------------


Class 1 shares         4.63%    2.05%    3.50%       N/A            N/A
Class 2 shares         4.38%    1.89%     N/A       1.95%           N/A
Class 3 shares         4.39%     N/A      N/A        N/A           1.91%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.


SUNAMERICA SERIES TRUST                13

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Federated Investment Management Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return with only moderate price risk. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in fixed income securities (corporate bonds).

The Subadviser seeks to enhance the Portfolio's performance by allocating relatively more of its portfolio to the security type that the Subadviser expects to offer the best balance between current income and risk. The Subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or "junk bonds." The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in derivatives, including options and futures (up to 10% of net assets), and credit, currency and total return swaps and interest rate swaps, caps, floors and collars (up to 10% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to

SUNAMERICA SERIES TRUST                14

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------


enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      CORPORATE BOND
                         PORTFOLIO
                      --------------


1997                       10.90%
1998                        6.05%
1999                       -1.85%
2000                        5.03%
2001                        7.59%
2002                        7.46%
2003                       11.94%
2004                        6.82%
2005                        1.85%
2006                        5.92%


Best Quarter:  5.39% (quarter ended 06/30/03)

Worst Quarter:  -1.90% (quarter ended 06/30/04)

Year-to-date calendar return:  1.87% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                   5.92%    6.75%    6.10%       N/A             N/A
Class 2 shares                   5.68%    6.59%     N/A       6.57%            N/A
Class 3 shares                   5.59%     N/A      N/A        N/A            6.69%
Lehman Brothers U.S. Credit
Index(2)                         4.26%    5.90%    6.56%      6.17%           5.23%
Merrill Lynch High Yield
Master II Index(3)              11.77%    9.86%    6.61%      9.08%          13.97%
Blended Index(4)                 6.11%    6.93%    6.62%      6.96%           7.38%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
(3) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
(4) The Blended Index consists of 75% Lehman Brothers U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index.



SUNAMERICA SERIES TRUST                15

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past

SUNAMERICA SERIES TRUST                16

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                                                DAVIS VENTURE
                                                               VALUE PORTFOLIO
                                                               ---------------


1997                                                                 34.32%
1998                                                                 13.73%
1999                                                                 16.11%
2000                                                                  9.47%
2001                                                                -11.32%
2002                                                                -16.77%
2003                                                                 33.16%
2004                                                                 13.50%
2005                                                                 10.60%
2006                                                                 15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                  15.32%    9.92%   10.70%       N/A             N/A
Class 2 shares                  15.12%    9.75%     N/A       8.39%            N/A
Class 3 shares                  15.01%     N/A      N/A        N/A           18.13%
S&P 500(R) Index(2)             15.79%    6.19%    8.42%      4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                17

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return (including capital appreciation and current income). The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                18

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      DOGS OF
                    WALL STREET
                     PORT FOLIO
                    -----------


1999                   -7.08%
2000                    2.94%
2001                    7.91%
2002                   -6.57%
2003                   20.06%
2004                    9.58%
2005                   -2.67%
2006                   21.60%


Best Quarter:  15.56% (quarter ended 06/30/99)

Worst Quarter:  -16.32% (quarter ended 09/30/02)

Year-to-date calendar return:  -0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE          SINCE          SINCE
                                 YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----    ------------   ------------   ------------


Class 1 shares                  21.60%    7.78%       4.68%           N/A             N/A
Class 2 shares                  21.46%    7.63%        N/A           7.79%            N/A
Class 3 shares                  21.39%     N/A         N/A            N/A           12.78%
S&P 500(R) Index(2)             15.79%    6.19%       4.56%          4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is April 1, 1998, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                19

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is

SUNAMERICA SERIES TRUST                20

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    EMERGING MARKETS
                        PORTFOLIO
                    ----------------


1998                     -24.27%
1999                      77.45%
2000                     -36.38%
2001                      -1.76%
2002                      -7.14%
2003                      52.61%
2004                      24.52%
2005                      37.23%
2006                      31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE          SINCE          SINCE
                                 YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----    ------------   ------------   ------------


Class 1 shares                  31.14%   26.00%       8.71%            N/A            N/A
Class 2 shares                  30.92%   25.82%        N/A           23.66%           N/A
Class 3 shares                  30.73%     N/A         N/A             N/A          35.41%
MSCI Emerging Markets Free
Index(2)                        32.59%   26.97%       8.56%          25.13%         37.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                21

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
FAF Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)). The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500(R).

The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2006, market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion.

The Subadviser believes that the Portfolio's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500(R), depending on the size of the Portfolio. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500(R).

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500(R). The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500(R) and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the S&P 500 Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index's performance precisely. However, the Subadviser believes there should be a close correlation between the Portfolio's performance and that of the S&P 500 Index in both rising and falling markets.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

DERIVATIVES RISK. The use of derivatives involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments.

FAILURE TO MATCH INDEX PERFORMANCE. The ability of the Portfolio to replicate the performance of the S&P 500(R) may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                22

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EQUITY INDEX
                                  PORTFOLIO
                                ------------


1999                                17.14%
2000                                -9.46%
2001                               -12.26%
2002                               -22.42%
2003                                27.80%
2004                                10.33%
2005                                 4.33%
2006                                15.27%


Best Quarter:  15.08% (quarter ended 06/30/03)

Worst Quarter:  -17.20% (quarter ended 09/30/02)

Year-to-date calendar return:  0.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5         SINCE
                                 YEAR    YEARS   INCEPTION(1)
                                ------   -----   ------------


Class 1 shares                  15.27%   5.64%       3.48%
S&P 500(R) Index                15.79%   6.19%       4.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                23

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

     - Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
     - Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     - Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with

SUNAMERICA SERIES TRUST                24

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------


investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.69% to 0.76%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      EQUITY OPPORTUNITIES
                            PORTFOLIO
                      --------------------


1997                          31.43%
1998                          17.96%
1999                           6.19%
2000                           2.39%
2001                          -2.33%
2002                         -19.78%
2003                          27.57%
2004                           9.91%
2005                           4.65%
2006                          16.74%


Best Quarter:  16.96% (quarter ended 06/30/03)
Worst Quarter:  -19.38% (quarter ended 09/30/02)
Year-to-date calendar return:  -2.67% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                  16.74%    6.56%    8.51%       N/A             N/A
Class 2 shares                  16.54%    6.41%     N/A       5.41%            N/A
Class 3 shares                  16.40%     N/A      N/A        N/A           15.27%
S&P 500(R) Index(2)             15.79%    6.19%    8.42%      4.92%          15.99%
S&P 500/Citigroup Value
  Index(3)                      20.80%    9.06%    9.27%      6.64%          19.62%
Russell 3000 Index(4)           15.72%    7.17%    8.64%      5.87%          16.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The S&P 500/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500 Index across seven factors including: earnings-per-share growth rate, sales-per share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The S&P 500/Citigroup Value Index is unmanaged and market capitalization weighted.
(4) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.


SUNAMERICA SERIES TRUST                25

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Templeton Investment Counsel, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. When choosing equity investments for the Portfolio, the Subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The Subadviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio's foreign investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK. To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 and Class 3 shares for certain time periods

SUNAMERICA SERIES TRUST                26

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------


compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                              FOREIGN VALUE
                                PORTFOLIO
                              -------------


2003                              34.59%
2004                              19.85%
2005                              10.07%
2006                              27.16%


Best Quarter:  20.36% (quarter ended 06/30/03)

Worst Quarter:  -10.39% (quarter ended 03/31/03)

Year-to-date calendar return:  3.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1         SINCE           SINCE
                                 YEAR    INCEPTION(1)    INCEPTION(1)
                                ------   ------------    ------------


Class 2 shares                  27.16%       18.76%            N/A
Class 3 shares                  27.01%         N/A           21.79%
MSCI EAFE Index(2)              26.34%       21.14%          24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is August 1, 2002 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.



SUNAMERICA SERIES TRUST                27

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Wells Capital Management Incorporated

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The Subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Subadviser pays particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow.

The Subadviser typically uses a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. The Subadviser may invest in any sector, and at times the Portfolio may be more heavily invested in a particular sector. The Subadviser may choose to sell a holding when it believes it no longer offers attractive growth prospects or when it wishes to take advantage of a better investment opportunity. The Subadviser may actively trade portfolio securities.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

ACTIVE TRADING RISK. A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio.

ISSUER RISK. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


SUNAMERICA SERIES TRUST                28

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       FUNDAMENTAL GROWTH
                            PORTFOLIO
                       ------------------


1997                          32.48%
1998                          34.76%
1999                          29.71%
2000                         -18.06%
2001                         -24.16%
2002                         -26.41%
2003                          23.98%
2004                           5.02%
2005                           6.07%
2006                           5.73%


Best Quarter:  25.28% (quarter ended 12/31/98)

Worst Quarter:  -19.65% (quarter ended 03/31/01)

Year-to-date calendar return:  -0.49% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                  1       5        10        SINCE          SINCE
                                 YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                -----   -----    -----   ------------   ------------


Class 1 shares                  5.73%    1.45%    4.45%        N/A            N/A
Class 2 shares                  5.65%    1.30%     N/A       -0.40%           N/A
Class 3 shares                  5.53%     N/A      N/A         N/A           9.95%
Russell 1000(R) Growth
Index(2)                        9.07%    2.69%    5.44%       1.68%         13.24%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.



SUNAMERICA SERIES TRUST                29

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Goldman Sachs Asset Management International

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

CURRENCY VOLATILITY RISK. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


SUNAMERICA SERIES TRUST                30

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       GLOBAL BOND
                        PORTFOLIO
                       -----------


1997                      10.03%
1998                      10.87%
1999                      -1.05%
2000                       9.27%
2001                       5.05%
2002                       5.88%
2003                       3.58%
2004                       3.96%
2005                       4.58%
2006                       3.88%


Best Quarter:  5.66% (quarter ended 09/30/98)

Worst Quarter:  -1.65% (quarter ended 06/30/04)

Year-to-date calendar return:  0.56% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                  1       5        10        SINCE          SINCE
                                 YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                -----   -----    -----   ------------   ------------



Class 1 shares                  3.88%    4.37%    5.55%       N/A            N/A
Class 2 shares                  3.74%    4.23%     N/A       4.21%           N/A
Class 3 shares                  3.56%     N/A      N/A        N/A           3.98%
J.P. Morgan Global Government
Bond Index (un-hedged)(2)       5.94%    8.31%    5.32%      8.28%          6.46%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.



SUNAMERICA SERIES TRUST                31

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar

SUNAMERICA SERIES TRUST                32

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      GLOBAL EQUITIES
                         PORTFOLIO
                      ---------------


1997                        15.06%
1998                        22.88%
1999                        30.94%
2000                       -17.26%
2001                       -18.11%
2002                       -26.79%
2003                        26.54%
2004                        11.86%
2005                        15.75%
2006                        23.87%


Best Quarter:  25.50% (quarter ended 12/31/98)

Worst Quarter:  -20.67% (quarter ended 09/30/02)

Year-to-date calendar return:  2.45% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                           5        10        SINCE          SINCE
                                1 YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------



Class 1 shares                  23.87%    8.24%    6.42%       N/A             N/A
Class 2 shares                  23.74%    8.07%     N/A       6.91%            N/A
Class 3 shares                  23.53%     N/A      N/A        N/A           19.25%
MSCI World Index(2)             20.07%    9.97%    7.64%      8.14%          19.87%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                33

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and income. The Portfolio attempts to achieve its investment goal by investing primarily in common stocks (principally large-cap and mid-cap stocks) or securities that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment approach is bottom-up, research-driven and long-term in nature. The Subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the Subadviser tries to offer better growth potential than the S&P 500, but with similar valuation.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                34

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      GROWTH-INCOME PORTFOLIO
                      -----------------------


1997                            33.92%
1998                            30.74%
1999                            30.04%
2000                            -8.34%
2001                           -15.90%
2002                           -21.15%
2003                            25.62%
2004                            11.56%
2005                             7.20%
2006                             7.43%


Best Quarter:  28.51% (quarter ended 12/31/98)

Worst Quarter:  -19.39% (quarter ended 09/30/01)

Year-to-date calendar return:  1.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                   7.43%    4.94%    8.37%       N/A             N/A
Class 2 shares                   7.25%    4.78%     N/A       3.14%            N/A
Class 3 shares                   7.17%     N/A      N/A        N/A           12.28%
S&P 500(R) Index(2)             15.79%    6.19%    8.42%      4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                35

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertibles securities, rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets).

The Subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Subadviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SMALL COMPANIES RISK. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, Morgan Stanley assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, AIG SAAMCo managed the Portfolio.


SUNAMERICA SERIES TRUST                36

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    GROWTH OPPORTUNITIES
                          PORTFOLIO
                    --------------------


2001                       -33.17%
2002                       -39.83%
2003                        34.93%
2004                         6.26%
2005                         7.66%
2006                        13.50%


Best Quarter:  18.49% (quarter ended 12/31/01)

Worst Quarter:  -25.14% (quarter ended 03/31/01)

Year-to-date calendar return:  3.05% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                        1       5          SINCE          SINCE          SINCE
                                      YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                     ------   -----    ------------   ------------   ------------



Class 1 shares                       13.50%    1.06%       -6.99%           N/A            N/A
Class 2 shares                       13.24%    0.87%         N/A          -0.46%           N/A
Class 3 shares                       13.28%     N/A          N/A            N/A          15.47%
Russell 2000(R) Growth Index(2)      13.35%    6.93%       -0.23%          5.89%         19.79%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


SUNAMERICA SERIES TRUST                37

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay in kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                38

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      HIGH-YIELD BOND
                         PORTFOLIO
                      ---------------


1997                       14.42%
1998                       -2.95%
1999                        6.50%
2000                       -9.30%
2001                       -4.30%
2002                       -5.93%
2003                       31.74%
2004                       17.50%
2005                        8.81%
2006                       14.65%


Best Quarter:  11.49% (quarter ended 06/30/03)

Worst Quarter:  -8.40% (quarter ended 09/30/98)

Year-to-date calendar return:  1.86% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                  14.65%   12.68%    6.43%        N/A            N/A
Class 2 shares                  14.52%   12.51%     N/A       10.45%           N/A
Class 3 shares                  14.42%     N/A      N/A         N/A          18.03%
Merrill Lynch High Yield
Master II Index(2)              11.77%    9.86%    6.61%       9.08%         13.97%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.



SUNAMERICA SERIES TRUST                39

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio's net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

CURRENCY VOLATILITY RISK. The Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses

SUNAMERICA SERIES TRUST                40

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      INTERNATIONAL DIVERSIFIED
                          EQUITIES PORTFOLIO
                      -------------------------


1997                              6.37%
1998                             18.53%
1999                             24.59%
2000                            -18.32%
2001                            -24.02%
2002                            -28.48%
2003                             31.88%
2004                             16.44%
2005                             13.87%
2006                             23.39%


Best Quarter:  17.56% (quarter ended 12/31/99)

Worst Quarter:  -26.49% (quarter ended 09/30/02)

Year-to-date calendar return:  4.17% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                  23.39%    9.07%    4.17%        N/A            N/A
Class 2 shares                  23.26%    8.90%     N/A        6.42%           N/A
Class 3 shares                  23.19%     N/A      N/A         N/A          19.21%
MSCI EAFE(R) Index(2)           26.34%   14.98%    7.71%      12.59%         24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.




SUNAMERICA SERIES TRUST                41

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                42

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    INTERNATIONAL GROWTH
                          & INCOME
                          PORTFOLIO
                    --------------------


1998                        10.83%
1999                        24.18%
2000                         1.16%
2001                       -22.24%
2002                       -20.89%
2003                        36.85%
2004                        20.90%
2005                        14.30%
2006                        27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5         SINCE          SINCE          SINCE
                                 YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----   ------------   ------------   ------------


Class 1 shares                  27.06%   13.71%      8.51%            N/A            N/A
Class 2 shares                  26.85%   13.54%       N/A           11.25%           N/A
Class 3 shares                  26.69%     N/A        N/A             N/A          23.30%
S&P/Citigroup World ex-US
Value Primary Markets Index(2)  27.22%   17.90%      9.78%          14.92%         26.90%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                43

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Marsico Capital Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities. In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.


SUNAMERICA SERIES TRUST                44

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     MARSICO FOCUSED
                    GROWTH PORTFOLIO
                    ----------------


2001                     -13.53%
2002                     -11.24%
2003                      30.20%
2004                      11.24%
2005                      10.74%
2006                       8.60%


Best Quarter:  13.00% (quarter ended 06/30/03)

Worst Quarter:  -14.66% (quarter ended 09/30/01)

Year-to-date calendar return:  -0.48% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE          SINCE          SINCE
                                 YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----    ------------   ------------   ------------


Class 1 shares                   8.60%    9.10%       4.95%           N/A             N/A
Class 2 shares                   8.40%    8.94%        N/A           7.54%            N/A
Class 3 shares                   8.35%     N/A         N/A            N/A           12.64%
S&P 500(R) Index(2)             15.79%    6.19%       2.94%          4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is December 29, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                45

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable growth of income and long term growth and appreciation. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest in securities of any market capitalization. The Portfolio may also invest in foreign securities (up to 20% of net assets).

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more).

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns

SUNAMERICA SERIES TRUST                46

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------


would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      MFS(R) MASSACHUSETTS
                         INVESTORS TRUST
                            PORTFOLIO
                      --------------------


1997                          23.22%
1998                          29.28%
1999                           5.93%
2000                          -0.32%
2001                         -16.04%
2002                         -21.00%
2003                          22.50%
2004                          11.85%
2005                           7.71%
2006                          13.14%


Best Quarter:  22.03% (quarter ended 12/31/98)

Worst Quarter:  -15.56% (quarter ended 09/30/02)

Year-to-date calendar return:  1.01% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1 shares                  13.14%    5.69%    6.42%       N/A             N/A
Class 2 shares                  12.99%    5.56%     N/A       4.27%            N/A
Class 3 shares                  12.92%     N/A      N/A        N/A           13.81%
S&P 500(R) Index(2)             15.79%    6.19%    8.42%      4.92%          15.99%



* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                47

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable current income, long term capital growth and conservation of capital. The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its net assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income securities may include corporate bonds, U.S. Government securities, pass-through securities, foreign government securities and junk bonds (up to 10% of net assets). The Portfolio may invest in foreign securities (up to 20% of net assets), including securities of issuers located in emerging markets.

The Portfolio focuses on investing its assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more). Generally, substantially all of the Portfolio's investments in debt instruments are investment grade.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENTS RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered

SUNAMERICA SERIES TRUST                48

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------


speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1*
(Years Ended December 31)

(BAR CHART)


                        MFS(R) TOTAL
                      RETURN PORTFOLIO
                      ----------------


1997                        16.90%
1998                        19.53%
1999                         2.88%
2000                        17.01%
2001                         0.52%
2002                        -4.85%
2003                        16.86%
2004                        11.30%
2005                         3.09%
2006                        11.98%


Best Quarter:  13.55% (quarter ended 12/31/98)

Worst Quarter:  -8.16% (quarter ended 09/30/02)

Year-to-date calendar return:  1.95% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10        SINCE          SINCE
                                 YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----    -----   ------------   ------------


Class 1                         11.98%    7.40%    9.22%       N/A             N/A
Class 2                         11.83%    7.22%     N/A       6.76%            N/A
Class 3                         11.68%     N/A      N/A        N/A           10.88%
S&P 500 Index(2)                15.79%    6.19%    8.42%      4.92%          15.99%
Lehman Brothers U.S. Aggregate
  Index(3)                       4.33%    5.06%    6.24%      5.38%           3.95%
Treasury Bills(4)                4.67%    2.35%    3.58%      2.35%           2.46%
Blended Index(4)                10.58%    5.64%    7.50%      4.92%          10.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is July 9, 2001 and Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



SUNAMERICA SERIES TRUST                49

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                50

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                        MID CAP
                   GROWTH PORTFOLIO
                   ----------------


2000                      9.61%
2001                    -22.62%
2002                    -47.17%
2003                     37.31%
2004                     14.09%
2005                      3.20%
2006                      2.56%


Best Quarter:  26.80% (quarter ended 12/31/01)

Worst Quarter: -35.89% (quarter ended 09/30/01)

Year-to-date calendar return:  4.58% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE          SINCE          SINCE
                                 YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----    ------------   ------------   ------------



Class 1 shares                   2.56%   -2.61%       2.66%            N/A            N/A
Class 2 shares                   2.48%   -2.76%        N/A           -4.76%           N/A
Class 3 shares                   2.38%     N/A         N/A             N/A          13.80%
Russell Midcap(R) Growth
Index(2)                        10.66%    8.22%       5.64%           7.08%         20.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is April 1, 1999, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                51

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings;
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

REAL ESTATE INDUSTRY RISK. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in REITs.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                52

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    REAL ESTATE
                     PORTFOLIO
                    -----------


1998                   -15.36%
1999                    -7.42%
2000                    23.80%
2001                     6.00%
2002                     6.26%
2003                    37.91%
2004                    34.57%
2005                    13.30%
2006                    34.48%


Best Quarter:  15.55% (as of 03/31/06)

Worst Quarter:  -11.07% (as of 09/30/98)

Year-to-date calendar return:  4.07% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5         SINCE          SINCE          SINCE
                                 YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                                ------   -----   ------------   ------------   ------------


Class 1 shares                  34.48%   24.61%      14.48%           N/A            N/A
Class 2 shares                  34.30%   24.42%        N/A          22.26%           N/A
Class 3 shares                  34.15%     N/A         N/A            N/A          28.07%
Morgan Stanley REIT Index(2)    35.92%   23.22%      15.03%         21.77%         26.81%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.



SUNAMERICA SERIES TRUST                53

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the Subadviser determines to be undervalued.

The Subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock's expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

The Portfolio may invest significantly in technology companies and may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these

SUNAMERICA SERIES TRUST                54

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   SMALL &
                                   MID CAP
                               VALUE PORTFOLIO
                               ---------------


2003                                36.52%
2004                                17.90%
2005                                 5.89%
2006                                13.55%


Best Quarter:  19.72% (quarter ended 06/30/03)

Worst Quarter:  -7.28% (quarter ended 03/31/03)

Year-to-date calendar return:  7.15% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1         SINCE          SINCE
                                 YEAR    INCEPTION(1)   INCEPTION(1)
                                ------   ------------   ------------



Class 2 shares                  13.55%       16.59%           N/A
Class 3 shares                  13.48%         N/A          19.42%
Russell 2500(TM) Index(2)       16.17%       19.04%         21.70%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is August 1, 2002 and Class 3 is September 30, 2002.
(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.



SUNAMERICA SERIES TRUST                55

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Franklin Advisory Services, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the Subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the Subadviser's opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The Subadviser employs a bottom-up stock selection process and the Subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL SIZED COMPANIES RISK. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.


SUNAMERICA SERIES TRUST                56

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                            SMALL COMPANY
                           VALUE PORTFOLIO
                           ---------------


1999                             6.15%
2000                            17.04%
2001                             4.50%
2002                            -8.63%
2003                            32.42%
2004                            25.39%
2005                            11.03%
2006                            18.41%


Best Quarter:  19.83% (quarter ended 06/30/03)

Worst Quarter:  -19.87% (quarter ended 09/30/02)

Year-to-date calendar return:  3.18% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE          SINCE
                                           YEAR    YEARS   INCEPTION(1)   INCEPTION(1)
                                          ------   -----   ------------   ------------


Class 1 shares                            18.41%   14.81%      13.17%           N/A
Class 3 shares                            18.22%     N/A         N/A          13.71%
Russell 2000(R) Value Index(2)            23.48%   15.37%      14.55%         16.35%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is December 14, 1998 and Class 3 is September 12, 2005.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


SUNAMERICA SERIES TRUST                57

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The technology companies in which the Portfolio invests include those that the Subadviser believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Portfolio may also invest in foreign securities, including American Depositary Receipts, securities of issuers located in emerging markets and derivatives, including options and futures.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks

SUNAMERICA SERIES TRUST                58

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------


associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     TECHNOLOGY PORTFOLIO
                     --------------------


2001                        -47.63%
2002                        -49.29%
2003                         50.84%
2004                         -2.59%
2005                         -0.38%
2006                          1.15%


Best Quarter:  40.64% (quarter ended 12/31/01)

Worst Quarter:  -45.25% (quarter ended 03/31/01)

Year-to-date calendar return:  0.75% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1      5        SINCE         SINCE         SINCE
                                 YEAR   YEARS  INCEPTION(1)  INCEPTION(1)  INCEPTION(1)
                                ------  -----  ------------  ------------  ------------


Class 1 shares                   1.15%  -5.57%    -18.50%          N/A           N/A
Class 2 shares                   0.77%  -5.72%       N/A         -7.53%          N/A
Class 3 shares                   0.77%    N/A        N/A           N/A         13.48%
Merrill Lynch 100
Technology Index(2)             11.23%   4.66%     -9.67%         2.60%        26.51%
Nasdaq Composite Index(3)       10.38%   4.99%     -6.49%         3.84%        19.28%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2001, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio selected the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. The Portfolio changed benchmarks because the Portfolio changed subadvisers and the new benchmark is more consistent with the new Subadviser's investment style.
(3) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.



SUNAMERICA SERIES TRUST                59

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of utility companies. Utility companies include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in fixed income securities, including corporate bonds, mortgage-backed and asset-backed securities and junk bonds (up to 20% of net assets). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

UTILITY INDUSTRY RISK. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.


SUNAMERICA SERIES TRUST                60

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, MFS assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                        TELECOM UTILITY
                           PORTFOLIO
                        ---------------


1997                          25.73%
1998                          14.04%
1999                           1.78%
2000                          -9.00%
2001                         -13.76%
2002                         -23.77%
2003                          18.75%
2004                          16.89%
2005                           6.53%
2006                          26.39%


Best Quarter:  15.95% (quarter ended 06/30/03)

Worst Quarter:  -18.24% (quarter ended 09/30/02)

Year-to-date calendar return:  5.24% (as of 03/31/07)



SUNAMERICA SERIES TRUST                61

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1      5      10       SINCE         SINCE
                                           YEAR   YEARS  YEARS  INCEPTION(1)  INCEPTION(1)
                                          ------  -----  -----  ------------  ------------


Class 1 shares                            26.39%   7.34%  5.02%       N/A           N/A
Class 2 shares                            26.26%   7.17%   N/A       4.55%          N/A
Class 3 shares                            26.07%    N/A    N/A        N/A         17.27%
S&P 500(R) Index(2)                       15.79%   6.19%  8.42%      4.92%        14.40%
S&P Utility Index(3)                      20.96%   9.16%  8.22%      3.33%        23.93%
S&P Telecommunication Services Index(4)   36.65%   1.85%  4.19%     -0.39%        13.96%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is November 11,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R).


SUNAMERICA SERIES TRUST                62

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high income securities of issuers located throughout the world. The Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio's assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.

The Portfolio also may invest in U.S. and non-U.S. government fixed income securities and investment grade corporate bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for

SUNAMERICA SERIES TRUST                63

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------


certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       WORLDWIDE HIGH
                      INCOME PORTFOLIO
                      ----------------


1997                        15.54%
1998                       -17.07%
1999                        19.31%
2000                        -2.96%
2001                        -3.20%
2002                        -0.39%
2003                        25.94%
2004                         9.37%
2005                         7.35%
2006                         9.56%


Best Quarter:  10.43% (quarter ended 06/30/97)

Worst Quarter:  -24.35% (quarter ended 09/30/98)

Year-to-date calendar return:  2.21% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5       10        SINCE          SINCE
                                 YEAR    YEARS   YEARS   INCEPTION(1)   INCEPTION(1)
                                ------   -----   -----   ------------   ------------


Class 1 shares                   9.56%   10.04%   5.65%        N/A            N/A
Class 2 shares                   9.57%    9.90%    N/A        8.84%           N/A
Class 3 shares                   9.34%     N/A     N/A         N/A          13.36%
First Boston High-Yield Bond
Index(2)                        11.91%   11.07%   7.09%      10.25%         13.20%
J.P. Morgan EMBI Global
Index(3)                         9.88%   14.08%  10.67%      12.17%         15.17%
Blended Index(4)                10.92%   12.63%   9.07%      11.75%         14.07%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is November 11,
     2002.
(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.
(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
(4) The Blended Index consists of 50% First Boston High-Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.



SUNAMERICA SERIES TRUST                64

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                  AGGRESSIVE GROWTH                 ALLIANCE GROWTH                      BALANCED
                                      PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.72%      0.72%      0.72%      0.61%      0.61%      0.61%      0.64%      0.64%      0.64%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.09%      0.09%      0.09%      0.05%      0.06%      0.06%      0.10%      0.10%      0.10%
Total Annual Portfolio
  Operating Expenses(1)      0.81%      0.96%      1.06%      0.66%      0.82%      0.92%      0.74%      0.89%      0.99%

                                   BLUE CHIP GROWTH
                                     PORTFOLIO(2)
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.70%      0.70%      0.70%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.15%      0.15%      0.15%
Total Annual Portfolio
  Operating Expenses(1)      0.85%      1.00%      1.10%




                                    CAPITAL GROWTH                  CASH MANAGEMENT                   CORPORATE BOND
                                  PORTFOLIO(2)(5)(7)                   PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.90%      0.90%      0.90%      0.45%      0.45%      0.45%      0.55%      0.55%      0.55%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.29%      0.29%      0.30%      0.05%      0.05%      0.05%      0.05%      0.05%      0.05%
Total Annual Portfolio
  Operating Expenses(1)      1.19%      1.34%      1.45%      0.50%      0.65%      0.75%      0.60%      0.75%      0.85%

                                 DAVIS VENTURE VALUE
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.71%      0.71%      0.71%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.05%      0.05%      0.05%
Total Annual Portfolio
  Operating Expenses(1)      0.76%      0.91%      1.01%




                                "DOGS" OF WALL STREET               EMERGING MARKETS                   EQUITY INDEX
                                      PORTFOLIO                       PORTFOLIO(4)                     PORTFOLIO(2)
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.60%      0.60%      0.60%      1.11%      1.11%      1.11%      0.40%       N/A        N/A
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%       N/A        N/A
Other Expenses(1)            0.11%      0.11%      0.11%      0.29%      0.29%      0.32%      0.27%       N/A        N/A
Total Annual Portfolio
  Operating Expenses(1)      0.71%      0.86%      0.96%      1.40%      1.55%      1.68%      0.67%       N/A        N/A

                                 EQUITY OPPORTUNITIES
                                     PORTFOLIO(3)
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.76%      0.76%      0.76%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.07%      0.07%      0.07%
Total Annual Portfolio
  Operating Expenses(1)      0.83%      0.98%      1.08%




                                    FOREIGN VALUE                  FUNDAMENTAL GROWTH                  GLOBAL BOND
                                      PORTFOLIO                     PORTFOLIO(4)(5)                     PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees               N/A       0.83%      0.83%      0.84%      0.84%      0.84%      0.68%      0.68%      0.68%
Service (12b-1) Fees          N/A       0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)             N/A       0.09%      0.09%      0.10%      0.10%      0.10%      0.14%      0.14%      0.14%
Total Annual Portfolio
  Operating Expenses(1)       N/A       1.07%      1.17%      0.94%      1.09%      1.19%      0.82%      0.97%      1.07%

                                   GLOBAL EQUITIES
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.78%      0.78%      0.78%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.11%      0.11%      0.11%
Total Annual Portfolio
  Operating Expenses(1)      0.89%      1.04%      1.14%




                                    GROWTH-INCOME                 GROWTH OPPORTUNITIES               HIGH-YIELD BOND
                                      PORTFOLIO                     PORTFOLIO(2)(7)                     PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.57%      0.57%      0.57%      0.75%      0.75%      0.75%      0.62%      0.62%      0.62%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.06%      0.06%      0.06%      0.19%      0.20%      0.21%      0.07%      0.07%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.63%      0.78%      0.88%      0.94%      1.10%      1.21%      0.69%      0.84%      0.93%

                              INTERNATIONAL DIVERSIFIED
                                  EQUITIES PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.83%      0.83%      0.83%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.11%      0.11%      0.11%
Total Annual Portfolio
  Operating Expenses(1)      0.94%      1.09%      1.19%




                               INTERNATIONAL GROWTH AND          MARSICO FOCUSED GROWTH            MFS(R) MASSACHUSETTS
                                   INCOME PORTFOLIO                    PORTFOLIO                INVESTORS TRUST PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.91%      0.91%      0.91%      0.85%      0.85%      0.85%      0.70%      0.70%      0.70%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.12%      0.12%      0.11%      0.08%      0.08%      0.08%      0.08%      0.08%      0.08%
Total Annual Portfolio
  Operating Expenses(1)      1.03%      1.18%      1.27%      0.93%      1.08%      1.18%      0.78%      0.93%      1.03%

                                 MFS(R) TOTAL RETURN
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.65%      0.65%      0.65%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.06%      0.06%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.71%      0.86%      0.96%




SUNAMERICA SERIES TRUST                65

FEES AND EXPENSES

--------------------------------------------------------------------------------


                                    MID-CAP GROWTH                    REAL ESTATE                 SMALL & MID CAP VALUE
                                     PORTFOLIO(3)                      PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.77%      0.77%      0.77%      0.77%      0.77%      0.77%       N/A       0.94%      0.94%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%       N/A       0.15%      0.25%
Other Expenses(1)            0.07%      0.08%      0.08%      0.05%      0.05%      0.05%       N/A       0.06%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.84%      1.00%      1.10%      0.82%      0.97%      1.07%       N/A       1.15%      1.25%

                                 SMALL COMPANY VALUE
                                   PORTFOLIO(2)(6)
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              1.00%       N/A       1.00%
Service (12b-1) Fees         0.00%       N/A       0.25%
Other Expenses(1)            0.60%       N/A       0.60%
Total Annual Portfolio
  Operating Expenses(1)      1.60%       N/A       1.85%




                                        TECHNOLOGY                    TELECOM UTILITY                   WORLDWIDE HIGH
                                        PORTFOLIO                        PORTFOLIO                     INCOME PORTFOLIO
                              -----------------------------    -----------------------------    -----------------------------
                              CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                              -----------------------------    -----------------------------    -----------------------------


Management Fees                1.00%      1.00%      1.00%      0.75%      0.75%      0.75%      0.80%      0.80%      0.80%
Service (12b-1) Fees           0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)              0.19%      0.19%      0.19%      0.15%      0.15%      0.15%      0.17%      0.17%      0.17%
Total Annual Portfolio
  Operating
  Expenses(1)                  1.19%      1.34%      1.44%      0.90%      1.05%      1.15%      0.97%      1.12%      1.22%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:


                                        Class 1       Class 2       Class 3


Aggressive Growth Portfolio               0.78%         0.93%         1.03%
Alliance Growth Portfolio                 0.65%         0.81%         0.91%
Blue Chip Growth Portfolio                0.83%         0.98%         1.08%
Capital Growth Portfolio                  1.17%         1.32%         1.43%
Davis Venture Value Portfolio*            0.76%         0.91%         1.01%
"Dogs" of Wall Street Portfolio           0.69%         0.84%         0.94%
Emerging Markets Portfolio                1.34%         1.49%         1.63%
Equity Opportunities Portfolio            0.79%         0.94%         1.04%
Foreign Value Portfolio*                   N/A          1.07%         1.17%
Fundamental Growth Portfolio              0.92%         1.07%         1.17%
Growth-Income Portfolio                   0.62%         0.77%         0.87%
International Growth and Income
  Portfolio                               1.02%         1.17%         1.26%
Marsico Focused Growth Portfolio          0.91%         1.06%         1.16%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.77%         0.92%         1.02%
MFS(R) Total Return Portfolio             0.70%         0.85%         0.95%
Mid-Cap Growth Portfolio                  0.82%         0.98%         1.08%
Small & Mid Cap Value Portfolio            N/A          1.13%         1.23%
Technology Portfolio                      1.16%         1.31%         1.42%
Telecom Utility Portfolio                 0.86%         1.01%         1.11%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:


                                      Class 1   Class 2   Class 3


Blue Chip Growth Portfolio              0.85%     1.00%     1.10%
Capital Growth Portfolio                1.35%     1.50%     1.60%
Equity Index Portfolio                  0.55%      N/A       N/A
Growth Opportunities Portfolio          1.00%     1.15%     1.25%
Small Company Value Portfolio           1.60%      N/A      1.85%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.


SUNAMERICA SERIES TRUST                66

FEES AND EXPENSES

--------------------------------------------------------------------------------



    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were 0.69% and 0.75%, respectively. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1, Class 2 and Class 3 shares of the Equity Opportunities Portfolio were 0.76%, 0.91% and 1.01%, respectively, and for the Mid-Cap Growth Portfolio were 0.82%, 0.98% and 1.08%, respectively.

    (4) "Other Expenses" for the Emerging Markets Portfolio and the Fundamental Growth Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by these funds as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the funds, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) The Adviser is voluntarily waiving on an annual basis 0.05% and 0.10% of the Management Fees for the Capital Growth Portfolio and the Fundamental Growth Portfolio, respectively. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

    (6) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (2) and are included in "Total Annual Portfolio Operating Expenses":



                                      Class 1       Class 2       Class 3


Small Company Value Portfolio           0.14%         N/A           0.32%


        As of January 31, 2007, the Portfolio listed above had a balance subject to recoupment by the Adviser.

    (7) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolios paid amounts to the Adviser to effectuate the recoupment described in footnote (2). Had the expense recoupment been included in "Total Annual Portfolio Operating Expenses" the ratios would have been as follows:


                                      Class 1       Class 2       Class 3


Capital Growth Portfolio                1.35%         1.50%         1.60%
Growth Opportunities Portfolio          1.00%         1.15%         1.25%


        As of January 31, 2007, the Portfolios listed above no longer have a balance subject to recoupment by the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*
  (Class 1 shares).....................................   $ 83      $259     $  450    $1,002
  (Class 2 shares).....................................     98       306        531     1,178
  (Class 3 shares).....................................    108       337        585     1,294
Alliance Growth Portfolio*
  (Class 1 shares).....................................     67       211        368       822
  (Class 2 shares).....................................     84       262        455     1,014
  (Class 3 shares).....................................     94       293        509     1,131
Balanced Portfolio
  (Class 1 shares).....................................     76       237        411       918
  (Class 2 shares).....................................     91       284        493     1,096
  (Class 3 shares).....................................    101       315        547     1,213

SUNAMERICA SERIES TRUST                67

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Blue Chip Growth Portfolio*
  (Class 1 shares).....................................   $ 87      $271     $  471    $1,049
  (Class 2 shares).....................................    102       318        552     1,225
  (Class 3 shares).....................................    112       350        606     1,340
Capital Growth Portfolio*
  (Class 1 shares).....................................    121       378        654     1,443
  (Class 2 shares).....................................    136       425        734     1,613
  (Class 3 shares).....................................    148       459        792     1,735
Cash Management Portfolio
  (Class 1 shares).....................................     51       160        280       628
  (Class 2 shares).....................................     66       208        362       810
  (Class 3 shares).....................................     77       240        417       930
Corporate Bond Portfolio
  (Class 1 shares).....................................     61       192        335       750
  (Class 2 shares).....................................     77       240        417       930
  (Class 3 shares).....................................     87       271        471     1,049
Davis Venture Value Portfolio*
  (Class 1 shares).....................................     78       243        422       942
  (Class 2 shares).....................................     93       290        504     1,120
  (Class 3 shares).....................................    103       322        558     1,236
"Dogs" of Wall Street Portfolio*
  (Class 1 shares).....................................     73       227        395       883
  (Class 2 shares).....................................     88       274        477     1,061
  (Class 3 shares).....................................     98       306        531     1,178
Emerging Markets Portfolio*
  (Class 1 shares).....................................    143       443        766     1,680
  (Class 2 shares).....................................    158       490        845     1,845
  (Class 3 shares).....................................    171       530        913     1,987
Equity Index Portfolio*
  (Class 1 shares).....................................     68       214        373       835
  (Class 2 shares).....................................    N/A       N/A        N/A       N/A
  (Class 3 shares).....................................    N/A       N/A        N/A       N/A
Equity Opportunities Portfolio *
  (Class 1 shares).....................................     85       265        460     1,025
  (Class 2 shares).....................................    100       312        542     1,201
  (Class 3 shares).....................................    110       343        595     1,317
Foreign Value Portfolio*
  (Class 1 shares).....................................    N/A       N/A        N/A       N/A
  (Class 2 shares).....................................    109       340        590     1,306
  (Class 3 shares).....................................    119       372        644     1,420

SUNAMERICA SERIES TRUST                68

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Fundamental Growth Portfolio*
  (Class 1 shares).....................................   $ 96      $300     $  520    $1,155
  (Class 2 shares).....................................    111       347        601     1,329
  (Class 3 shares).....................................    121       378        654     1,443
Global Bond Portfolio
  (Class 1 shares).....................................     84       262        455     1,014
  (Class 2 shares).....................................     99       309        536     1,190
  (Class 3 shares).....................................    109       340        590     1,306
Global Equities Portfolio
  (Class 1 shares).....................................     91       284        493     1,096
  (Class 2 shares).....................................    106       331        574     1,271
  (Class 3 shares).....................................    116       362        628     1,386
Growth-Income Portfolio*
  (Class 1 shares).....................................     64       202        351       786
  (Class 2 shares).....................................     80       249        433       966
  (Class 3 shares).....................................     90       281        488     1,084
Growth Opportunities Portfolio*
  (Class 1 shares).....................................     96       300        520     1,155
  (Class 2 shares).....................................    112       350        606     1,340
  (Class 3 shares).....................................    123       384        665     1,466
High Yield Bond Portfolio
  (Class 1 shares).....................................     70       221        384       859
  (Class 2 shares).....................................     86       268        466     1,037
  (Class 3 shares).....................................     95       296        515     1,143
International Diversified Equities Portfolio
  (Class 1 shares).....................................     96       300        520     1,155
  (Class 2 shares).....................................    111       347        601     1,329
  (Class 3 shares).....................................    121       378        654     1,443
International Growth and Income Portfolio*
  (Class 1 shares).....................................    105       328        569     1,259
  (Class 2 shares).....................................    120       375        649     1,432
  (Class 3 shares).....................................    129       403        697     1,534
Marsico Focused Growth Portfolio*
  (Class 1 shares).....................................     95       296        515     1,143
  (Class 2 shares).....................................    110       343        595     1,317
  (Class 3 shares).....................................    120       375        649     1,432
MFS(R) Massachusetts Investors Trust Portfolio*
  (Class 1 shares).....................................     80       249        433       966
  (Class 2 shares).....................................     95       296        515     1,143
  (Class 3 shares).....................................    105       328        569     1,259

SUNAMERICA SERIES TRUST                69

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

MFS(R) Total Return Portfolio*
  (Class 1 shares).....................................   $ 73      $227     $  395    $  883
  (Class 2 shares).....................................     88       274        477     1,061
  (Class 3 shares).....................................     98       306        531     1,178
Mid-Cap Growth Portfolio*
  (Class 1 shares).....................................     86       268        466     1,037
  (Class 2 shares).....................................    102       318        552     1,225
  (Class 3 shares).....................................    112       350        606     1,340
Real Estate Portfolio
  (Class 1 shares).....................................     84       262        455     1,014
  (Class 2 shares).....................................     99       309        536     1,190
  (Class 3 shares).....................................    109       340        590     1,306
Small Company Value Portfolio*
  (Class 1 shares).....................................    103       505        871     1,900
  (Class 2 shares).....................................    N/A       N/A        N/A       N/A
  (Class 3 shares).....................................    188       582      1,001     2,169
Small & Mid Cap Value Portfolio*
  (Class 1 shares).....................................    N/A       N/A        N/A       N/A
  (Class 2 shares).....................................    117       365        633     1,398
  (Class 3 shares).....................................    127       397        686     1,511
Technology Portfolio*
  (Class 1 shares).....................................    121       378        654     1,443
  (Class 2 shares).....................................    136       425        734     1,613
  (Class 3 shares).....................................    147       456        787     1,724
Telecom Utility Portfolio*
  (Class 1 shares).....................................     92       287        498     1,108
  (Class 2 shares).....................................    107       334        579     1,283
  (Class 3 shares).....................................    117       365        633     1,398
Worldwide High Income Portfolio
  (Class 1 shares).....................................     99       309        536     1,190
  (Class 2 shares).....................................    114       356        617     1,363
  (Class 3 shares).....................................    124       387        670     1,477


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio
  (Class 1 shares)............................................   $ 80      $249      $433     $  966
  (Class 2 shares)............................................     95       296       515      1,143
  (Class 3 shares)............................................    105       328       569      1,259

SUNAMERICA SERIES TRUST                70

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------

Alliance Growth Portfolio
  (Class 1 shares)............................................   $ 66      $208      $362     $  810
  (Class 2 shares)............................................     83       259       450      1,002
  (Class 3 shares)............................................     93       290       504      1,120
Blue Chip Growth Portfolio
  (Class 1 shares)............................................     85       265       460      1,025
  (Class 2 shares)............................................    100       312       542      1,201
  (Class 3 shares)............................................    110       343       595      1,317
Capital Growth Portfolio
  (Class 1 shares)............................................    135       421       729      1,601
  (Class 2 shares)............................................    151       468       808      1,768
  (Class 3 shares)............................................    161       499       860      1,878
Davis Venture Value Portfolio+
  (Class 1 shares)............................................     78       243       422        942
  (Class 2 shares)............................................     93       290       504      1,120
  (Class 3 shares)............................................    103       322       558      1,236
"Dogs" of Wall Street Portfolio
  (Class 1 shares)............................................     70       221       384        859
  (Class 2 shares)............................................     86       268       466      1,037
  (Class 3 shares)............................................     96       300       520      1,155
Emerging Markets Portfolio
  (Class 1 shares)............................................    136       425       734      1,613
  (Class 2 shares)............................................    152       471       813      1,779
  (Class 3 shares)............................................    166       514       887      1,933
Equity Index Portfolio
  (Class 1 shares)............................................     56       176       307        689
  (Class 2 shares)............................................    N/A       N/A       N/A        N/A
  (Class 3 shares)............................................    N/A       N/A       N/A        N/A
Equity Opportunities Portfolio
  (Class 1 shares)............................................     81       252       439        978
  (Class 2 shares)............................................     96       300       520      1,155
  (Class 3 shares)............................................    106       331       574      1,271
Foreign Value Portfolio+
  (Class 1 shares)............................................    N/A       N/A       N/A        N/A
  (Class 2 shares)............................................    109       340       590      1,306
  (Class 3 shares)............................................    119       372       644      1,420
Fundamental Growth Portfolio
  (Class 1 shares)............................................     94       293       509      1,131
  (Class 2 shares)............................................    109       340       590      1,306
  (Class 3 shares)............................................    119       372       644      1,420
Growth-Income Portfolio
  (Class 1 shares)............................................     63       199       346        774
  (Class 2 shares)............................................     79       246       428        954
  (Class 3 shares)............................................     89       278       482      1,073
Growth Opportunities Portfolio
  (Class 1 shares)............................................    102       318       552      1,225
  (Class 2 shares)............................................    117       365       633      1,398
  (Class 3 shares)............................................    127       397       686      1,511

SUNAMERICA SERIES TRUST                71

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------

International Growth and Income Portfolio
  (Class 1 shares)............................................   $104      $325      $563     $1,248
  (Class 2 shares)............................................    119       372       644      1,420
  (Class 3 shares)............................................    128       400       692      1,523
Marsico Focused Growth Portfolio
  (Class 1 shares)............................................     93       290       504      1,120
  (Class 2 shares)............................................    108       337       585      1,294
  (Class 3 shares)............................................    118       368       638      1,409
MFS(R) Massachusetts Investors Trust Portfolio
  (Class 1 shares)............................................     79       246       428        954
  (Class 2 shares)............................................     94       293       509      1,131
  (Class 3 shares)............................................    104       325       563      1,248
MFS(R) Total Return Portfolio
  (Class 1 shares)............................................     72       224       390        871
  (Class 2 shares)............................................     87       271       471      1,049
  (Class 3 shares)............................................     97       303       525      1,166
Mid-Cap Growth Portfolio
  (Class 1 shares)............................................     84       262       455      1,014
  (Class 2 shares)............................................    100       312       542      1,201
  (Class 3 shares)............................................    110       343       595      1,317
Small Company Value Portfolio
  (Class 1 shares)............................................    149       462       797      1,746
  (Class 2 shares)............................................    N/A       N/A       N/A        N/A
  (Class 3 shares)............................................    156       483       834      1,824
Small & Mid Cap Value Portfolio
  (Class 1 shares)............................................    N/A       N/A       N/A        N/A
  (Class 2 shares)............................................    115       359       622      1,375
  (Class 3 shares)............................................    125       390       676      1,489
Technology Portfolio
  (Class 1 shares)............................................    118       368       638      1,409
  (Class 2 shares)............................................    133       415       718      1,579
  (Class 3 shares)............................................    145       449       776      1,702
Telecom Utility Portfolio
  (Class 1 shares)............................................     88       274       477      1,061
  (Class 2 shares)............................................    103       322       558      1,236
  (Class 3 shares)............................................    113       353       612      1,352


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                72

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

BLUE CHIP GROWTH PORTFOLIO. The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Emerging Markets
     -  Hedging Risk
     -  Market Volatility Risk
     -  Small and Medium Sized Companies Risk

CAPITAL GROWTH PORTFOLIO. The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions; and engage in short sales "against the box" (up to 25% of the Portfolio's assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Short Sales Risks

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                73

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

CORPORATE BOND PORTFOLIO. The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small- and Medium-Sized Companies Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

"DOGS" OF WALL STREET PORTFOLIO. The quarterly selection of the thirty stocks that meet the Portfolio's criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets.

The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Derivatives Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

EQUITY INDEX PORTFOLIO. The Portfolio make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

     -  Market Volatility Risk
     -  Medium Sized Companies Risk

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

FOREIGN VALUE PORTFOLIO. The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                74

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

FUNDAMENTAL GROWTH PORTFOLIO. The Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds, warrants, convertible securities, and emerging market securities. The Portfolio also may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Leverage Risk
     -  Market Volatility Risk

GLOBAL BOND PORTFOLIO. The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

     -  Hedging Risk
     -  Market Volatility Risk
     -  Prepayment Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

GROWTH-INCOME PORTFOLIO. The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

GROWTH OPPORTUNITIES PORTFOLIO. The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), mid-cap stocks, real estate investment trusts (up to 10% of net assets) and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Medium Companies Risk
     -  Real Estate Industry Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Technology Company Risk

HIGH-YIELD BOND PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Short Sales Risk

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                75

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

MARSICO FOCUSED GROWTH PORTFOLIO. The Portfolio may invest in convertible securities, warrants, options and futures and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay in kind
(PIK) bonds. The Portfolio also may invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Risk of Investing in Junk Bonds

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MFS(R) TOTAL RETURN PORTFOLIO. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay in kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Prepayment Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

REAL ESTATE PORTFOLIO. The Portfolio also may invest in foreign securities, convertible securities, corporate

SUNAMERICA SERIES TRUST                76

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


bonds U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Foreign Investment Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

SMALL & MID CAP VALUE PORTFOLIO. The Portfolio also may invest in derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments; and engage in short sales, currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject are as follows:

     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Short Sales Risk

SMALL COMPANY VALUE PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Sector Risk

TECHNOLOGY PORTFOLIO. The Portfolio may invest in warrants and rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

TELECOM UTILITY PORTFOLIO. The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  OTC Risk
     -  Prepayment Risk
     -  Real Estate Industry Risk
     -  Securities Selection Risk

WORLDWIDE HIGH INCOME PORTFOLIO. The Portfolio may also invest in hybrid instruments; options and futures; illiquid securities (up to 15% of net assets and forward commitments. The Portfolio may engage in currency transactions. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                77

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country,

SUNAMERICA SERIES TRUST                78

GLOSSARY

--------------------------------------------------------------------------------


and is usually a bond issued by a non-European company for sale in Europe.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the

SUNAMERICA SERIES TRUST                79

GLOSSARY

--------------------------------------------------------------------------------


        highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven

SUNAMERICA SERIES TRUST                80

GLOSSARY

--------------------------------------------------------------------------------


days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.


SUNAMERICA SERIES TRUST                81

GLOSSARY

--------------------------------------------------------------------------------

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


SUNAMERICA SERIES TRUST                82

GLOSSARY

--------------------------------------------------------------------------------

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the

SUNAMERICA SERIES TRUST                83

GLOSSARY

--------------------------------------------------------------------------------


field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the

SUNAMERICA SERIES TRUST                84

GLOSSARY

--------------------------------------------------------------------------------


value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

OVER-THE-COUNTER RISK - OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest

SUNAMERICA SERIES TRUST                85

GLOSSARY

--------------------------------------------------------------------------------


rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than

SUNAMERICA SERIES TRUST                86

GLOSSARY

--------------------------------------------------------------------------------


three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY RISK - Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                87

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Blue Chip Growth Portfolio                0.70%
Capital Growth Portfolio                  0.90%
Cash Management Portfolio                 0.45%
Corporate Bond Portfolio                  0.55%
Davis Venture Value Portfolio             0.71%
"Dogs" of Wall Street Portfolio           0.60%
Emerging Markets Portfolio                1.11%
Equity Index Portfolio                    0.40%
Equity Opportunities Portfolio            0.69%*
Foreign Value Portfolio                   0.83%
Fundamental Growth Portfolio              0.84%
Global Bond Portfolio                     0.68%
Global Equities Portfolio                 0.78%
Growth-Income Portfolio                   0.57%
Growth Opportunities Portfolio            0.75%
High Yield Bond Portfolio                 0.62%
International Diversified Equities
  Portfolio                               0.83%
International Growth and Income
  Portfolio                               0.91%
Marsico Focused Growth Portfolio          0.85%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.70%
MFS(R) Total Return Portfolio             0.65%
Mid-Cap Growth Portfolio                  0.75%*
Real Estate Portfolio                     0.77%
Small & Mid Cap Value Portfolio           0.94%
Small Company Value Portfolio             1.00%
Technology Portfolio                      1.00%
Telecom Utility Portfolio                 0.75%
Worldwide High Income Portfolio           0.80%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio equal to 0.76% and 0.77%, respectively, of such Portfolio's average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and

SUNAMERICA SERIES TRUST                88

MANAGEMENT

--------------------------------------------------------------------------------


Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at AIG SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation

The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"), also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of December 31,

SUNAMERICA SERIES TRUST                89

MANAGEMENT

--------------------------------------------------------------------------------


2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined AllianceBernstein in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined AllianceBernstein in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

The Technology Portfolio is managed by Wayne Collette, CFA. Mr. Collette is a portfolio manager and a vice president for CMA. Mr. Collette has been associated with CMA or its predecessors since 2001. Prior to joining CMA, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

FAF ADVISORS, INC. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2006, FAF had more than $100 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999 and is the director of FAF's Equity Risk Management and Quantitative Products. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

FEDERATED INVESTMENT MANAGEMENT COMPANY (FEDERATED) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective

SUNAMERICA SERIES TRUST                90

MANAGEMENT

--------------------------------------------------------------------------------


May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio. Previously, the Subadviser for each of the Portfolio was Federated Investment Counseling. Both Federated and Federated Investment Counseling are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser did not change the portfolio manager for the Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2006, Federated and affiliated companies had approximately $237 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2006, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $664.4 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and

SUNAMERICA SERIES TRUST                91

MANAGEMENT

--------------------------------------------------------------------------------


other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2006, Marsico managed approximately $83.7 billion in assets.

The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The MFS(R) Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS(R) Total Return Portfolio is managed by an investment team led by Brooks
A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President

SUNAMERICA SERIES TRUST                92

MANAGEMENT

--------------------------------------------------------------------------------


and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1988 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy joined MFS in 1991 and is currently a Senior Vice president and Portfolio Manager. Mr. Persons joined MFS in 2000 and is currently a Vice President and Portfolio Manager.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2006, MSIM Inc. together with its affiliated asset management companies had approximately $492 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Matthew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse, Executive Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. The High Yield Team includes Joshua Givelber. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

The Capital Growth Portfolio is co-managed by Mr. Marc Baylin and William Wilby. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer since July 2004. Mr. Wilby was Senior Investment Officer, Director

SUNAMERICA SERIES TRUST                93

MANAGEMENT

--------------------------------------------------------------------------------


of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Sadler and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Sadler joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

WELLS CAPITAL MANAGEMENT INCORPORATED (WELLS CAPITAL) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2006, Wells Capital managed assets aggregating in excess of $189 billion.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas
J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team's Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Pence has earned the right to use the CFA designation.

Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital

SUNAMERICA SERIES TRUST                94

MANAGEMENT

--------------------------------------------------------------------------------


Management since 2000. Mr. Harris has earned the right to use the CFA designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                95

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                96

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will

SUNAMERICA SERIES TRUST                97

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the

SUNAMERICA SERIES TRUST                98

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                99

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

--------------------------------------------------------------------------------


                                       NET
                          NET       REALIZED        TOTAL         DIVIDENDS        DIVIDENDS
            NET ASSET   INVEST-   & UNREALIZED      FROM      DECLARED FROM NET     FROM NET                    NET ASSET
              VALUE       MENT     GAIN (LOSS)     INVEST-         INVEST-          REALIZED                      VALUE
  PERIOD    BEGINNING    INCOME        ON           MENT             MENT           GAIN ON         TOTAL         END OF
   ENDED    OF PERIOD   (LOSS)*    INVESTMENTS   OPERATIONS         INCOME        INVESTMENTS   DISTRIBUTIONS     PERIOD
-------------------------------------------------------------------------------------------------------------------------



                                           Cash Management Portfolio -- Class 1
01/31/03      $11.07     $0.15       $(0.02)        $0.13          $(0.37)            $--           $(0.37)       $10.83
01/31/04       10.83      0.08         0.00          0.08           (0.23)             --            (0.23)        10.68
01/31/05       10.68      0.10        (0.01)         0.09           (0.08)             --            (0.08)        10.69
01/31/06       10.69      0.32           --          0.32           (0.09)             --            (0.09)        10.92
01/31/07       10.92      0.52        (0.01)         0.51           (0.28)             --            (0.28)        11.15
                                           Cash Management Portfolio -- Class 2
01/31/03       11.05      0.12         0.01          0.13           (0.36)             --            (0.36)        10.82
01/31/04       10.82      0.06        (0.01)         0.05           (0.21)             --            (0.21)        10.66
01/31/05       10.66      0.08         0.01          0.09           (0.07)             --            (0.07)        10.68
01/31/06       10.68      0.30           --          0.30           (0.08)             --            (0.08)        10.90
01/31/07       10.90      0.49           --          0.49           (0.26)             --            (0.26)        11.13
                                           Cash Management Portfolio -- Class 3
09/30/02@-
01/31/03       10.78      0.02         0.01          0.03               --             --               --         10.81
01/31/04       10.81      0.04         0.01          0.05           (0.21)             --            (0.21)        10.65
01/31/05       10.65      0.08        (0.01)         0.07           (0.06)             --            (0.06)        10.66
01/31/06       10.66      0.29           --          0.29           (0.07)             --            (0.07)        10.88
01/31/07       10.88      0.48           --          0.48           (0.25)             --            (0.25)        11.11
                                           Corporate Bond Portfolio -- Class 1
01/31/03       11.17      0.80        (0.02)         0.78           (0.71)             --            (0.71)        11.24
01/31/04       11.24      0.69         0.71          1.40           (0.72)             --            (0.72)        11.92
01/31/05       11.92      0.65         0.07          0.72           (0.62)             --            (0.62)        12.02
01/31/06       12.02      0.62        (0.44)         0.18           (0.55)             --            (0.55)        11.65
01/31/07       11.65      0.65         0.02          0.67           (0.53)             --            (0.53)        11.79
                                           Corporate Bond Portfolio -- Class 2
01/31/03       11.17      0.73         0.03          0.76           (0.70)             --            (0.70)        11.23
01/31/04       11.23      0.67         0.71          1.38           (0.70)             --            (0.70)        11.91
01/31/05       11.91      0.63         0.07          0.70           (0.61)             --            (0.61)        12.00
01/31/06       12.00      0.60        (0.42)         0.18           (0.54)             --            (0.54)        11.64
01/31/07       11.64      0.63         0.01          0.64           (0.51)             --            (0.51)        11.77
                                           Corporate Bond Portfolio -- Class 3
09/30/02@-
  01/31/03     10.83      0.20         0.20          0.40               --             --               --         11.23
01/31/04       11.23      0.61         0.75          1.36           (0.70)             --            (0.70)        11.89
01/31/05       11.89      0.59         0.11          0.70           (0.60)             --            (0.60)        11.99
01/31/06       11.99      0.58        (0.43)         0.15           (0.52)             --            (0.52)        11.62
01/31/07       11.62      0.60         0.03          0.63           (0.50)             --            (0.50)        11.75

                          NET                  RATIO OF NET
                        ASSETS     RATIO OF     INVESTMENT
                        END OF     EXPENSES      INCOME TO
  PERIOD      TOTAL     PERIOD    TO AVERAGE      AVERAGE     PORTFOLIO
   ENDED    RETURN**    (000'S)   NET ASSETS    NET ASSETS     TURNOVER
-----------------------------------------------------------------------



                  Cash Management Portfolio -- Class 1
01/31/03       1.22%   $457,994      0.52%          1.37%         --%
01/31/04       0.72     244,351      0.54           0.69          --
01/31/05       0.86     227,570      0.56           0.90          --
01/31/06       3.04     191,254      0.54           2.91          --
01/31/07       4.71     216,529      0.50           4.63          --
                  Cash Management Portfolio -- Class 2
01/31/03       1.22      82,513      0.67           1.13          --
01/31/04       0.48      54,706      0.69           0.54          --
01/31/05       0.80      56,609      0.71           0.77          --
01/31/06       2.80      46,240      0.69           2.75          --
01/31/07       4.57      52,721      0.65           4.48          --
                  Cash Management Portfolio -- Class 3
09/30/02@-
01/31/03       0.28      10,355      0.76+          0.68+         --
01/31/04       0.45      59,832      0.80           0.37          --
01/31/05       0.63     109,704      0.81           0.75          --
01/31/06       2.70     124,629      0.79           2.70          --
01/31/07       4.48     184,858      0.75           4.40          --
                  Corporate Bond Portfolio -- Class 1
01/31/03       7.17     263,378      0.65           7.17          46(1)
01/31/04      12.67     277,860      0.64           5.89          48(1)
01/31/05       6.18     279,090      0.63           5.46          33(1)
01/31/06       1.60     280,564      0.62           5.23          44
01/31/07       5.82     285,098      0.60           5.53          41
                  Corporate Bond Portfolio -- Class 2
01/31/03       6.99      40,274      0.80           6.87          46(1)
01/31/04      12.53      55,428      0.79           5.73          48(1)
01/31/05       5.95      63,706      0.78           5.30          33(1)
01/31/06       1.54      61,250      0.77           5.08          44
01/31/07       5.58      58,163      0.75           5.38          41
                  Corporate Bond Portfolio -- Class 3
09/30/02@-
  01/31/03     3.69       2,965      0.87+          5.87+         46(1)
01/31/04      12.31      29,614      0.90           5.56          48(1)
01/31/05       5.96      92,720      0.89          5.13           33(1)
01/31/06       1.35     142,751      0.87           4.96          44
01/31/07       5.49     267,266      0.85           5.25          41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      2003  2004  2005
                                                                      ----  ----  ----

Corporate Bond......................................................  45%    46%   32%




SUNAMERICA SERIES TRUST                100

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                                Global Bond Portfolio -- Class 1
01/31/03      $10.63      $0.42         $0.25          $0.67        $(0.18)      $(0.15)        $(0.33)      $10.97      6.36%
01/31/04       10.97       0.36          0.05           0.41            --           --             --        11.38      3.74
01/31/05       11.38       0.32          0.18           0.50            --        (0.14)         (0.14)       11.74      4.38
01/31/06       11.74       0.28          0.06           0.34         (0.38)       (0.06)         (0.44)       11.64      2.98
01/31/07       11.64       0.30          0.04           0.34         (1.11)       (0.23)         (1.34)       10.64      3.08
                                                Global Bond Portfolio -- Class 2
01/31/03       10.63       0.38          0.27           0.65         (0.17)       (0.15)         (0.32)       10.96      6.18
01/31/04       10.96       0.33          0.06           0.39            --           --             --        11.35      3.56
01/31/05       11.35       0.30          0.18           0.48            --        (0.14)         (0.14)       11.69      4.22
01/31/06       11.69       0.26          0.06           0.32         (0.37)       (0.06)         (0.43)       11.58      2.76
01/31/07       11.58       0.27          0.05           0.32         (1.09)       (0.23)         (1.32)       10.58      2.92
                                                Global Bond Portfolio -- Class 3
09/30/02@-
01/31/03       10.68       0.11          0.17           0.28            --           --             --        10.96      2.62
01/31/04       10.96       0.30          0.08           0.38            --           --             --        11.34      3.47
01/31/05       11.34       0.28          0.18           0.46            --        (0.14)         (0.14)       11.66      4.04
01/31/06       11.66       0.25          0.06           0.31         (0.35)       (0.06)         (0.41)       11.56      2.75
01/31/07       11.56       0.25          0.05           0.30         (1.08)       (0.23)         (1.31)       10.55      2.74

---------------------------------------------------------------------
               NET                    RATIO OF NET
             ASSETS      RATIO OF      INVESTMENT
             END OF      EXPENSES       INCOME TO
  PERIOD     PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
   ENDED     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------

                Global Bond Portfolio -- Class 1
01/31/03    $132,160       0.80%          3.89%           66%
01/31/04     114,854       0.82           3.17           115
01/31/05     102,785       0.83           2.79            86
01/31/06      97,472       0.83           2.40           164
01/31/07      85,764       0.82           2.57            44
                Global Bond Portfolio -- Class 2
01/31/03      10,931       0.94           3.70            66
01/31/04      14,577       0.97           3.00           115
01/31/05      16,528       0.98           2.63            86
01/31/06      18,586       0.98           2.25           164
01/31/07      18,246       0.97           2.41            44
                Global Bond Portfolio -- Class 3
09/30/02@-
01/31/03         848       0.98+          3.20+           66
01/31/04       8,162       1.07           2.82           115
01/31/05      17,720       1.09           2.51            86
01/31/06      29,074       1.08           2.15           164
01/31/07      50,196       1.07           2.30            44



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class


SUNAMERICA SERIES TRUST                101

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                         NET                                           DIVIDENDS
                           NET        REALIZED         TOTAL          DIVIDENDS         FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-          GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT              MENT           INVEST-         TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME           MENTS      DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                            High-Yield Bond Portfolio -- Class 1
01/31/03      $7.01       $0.63        $(0.98)        $(0.35)           $(0.99)           $--           $(0.99)       $5.67
01/31/04       5.67        0.58          1.21           1.79             (0.46)            --            (0.46)        7.00
01/31/05       7.00        0.61          0.35           0.96             (0.66)            --            (0.66)        7.30
01/31/06       7.30        0.57          0.16           0.73             (0.77)            --            (0.77)        7.26
01/31/07       7.26        0.54          0.34           0.88             (0.60)            --            (0.60)        7.54
                                            High-Yield Bond Portfolio -- Class 2
01/31/03       7.00        0.57         (0.92)         (0.35)            (0.98)            --            (0.98)        5.67
01/31/04       5.67        0.55          1.22           1.77             (0.45)            --            (0.45)        6.99
01/31/05       6.99        0.59          0.35           0.94             (0.65)            --            (0.65)        7.28
01/31/06       7.28        0.56          0.17           0.73             (0.76)            --            (0.76)        7.25
01/31/07       7.25        0.53          0.34           0.87             (0.59)            --            (0.59)        7.53
                                            High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03       5.21        0.18          0.28           0.46                --             --               --         5.67
01/31/04       5.67        0.54          1.22           1.76             (0.45)            --            (0.45)        6.98
01/31/05       6.98        0.57          0.37           0.94             (0.64)            --            (0.64)        7.28
01/31/06       7.28        0.54          0.17           0.71             (0.75)            --            (0.75)        7.24
01/31/07       7.24        0.51          0.35           0.86             (0.58)            --            (0.58)        7.52
                                         Worldwide High Income Portfolio -- Class 1
01/31/03       7.65        0.67         (0.72)         (0.05)            (1.06)            --            (1.06)        6.54
01/31/04       6.54        0.52          1.11           1.63             (0.63)            --            (0.63)        7.54
01/31/05       7.54        0.56          0.07           0.63             (0.49)            --            (0.49)        7.68
01/31/06       7.68        0.52          0.10           0.62             (0.63)            --            (0.63)        7.67
01/31/07       7.67        0.48          0.13           0.61             (0.60)            --            (0.60)        7.68
                                         Worldwide High Income Portfolio -- Class 2
01/31/03       7.65        0.62         (0.70)         (0.08)            (1.05)            --            (1.05)        6.52
01/31/04       6.52        0.49          1.13           1.62             (0.62)            --            (0.62)        7.52
01/31/05       7.52        0.54          0.07           0.61             (0.48)            --            (0.48)        7.65
01/31/06       7.65        0.50          0.11           0.61             (0.62)            --            (0.62)        7.64
01/31/07       7.64        0.47          0.13           0.60             (0.59)            --            (0.59)        7.65
                                         Worldwide High Income Portfolio -- Class 3
11/11/02@-
01/31/03       6.15        0.14          0.23           0.37                --             --               --         6.52
01/31/04       6.52        0.49          1.11           1.60             (0.62)            --            (0.62)        7.50
01/31/05       7.50        0.50          0.11           0.61             (0.47)            --            (0.47)        7.64
01/31/06       7.64        0.48          0.12           0.60             (0.61)            --            (0.61)        7.63
01/31/07       7.63        0.45          0.14           0.59             (0.58)            --            (0.58)        7.64

---------------------------------------------------------------------------------
                           NET                    RATIO OF NET
                         ASSETS      RATIO OF      INVESTMENT
                         END OF      EXPENSES        INCOME
  PERIOD      TOTAL      PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)     NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

                       High-Yield Bond Portfolio -- Class 1
01/31/03      (3.92)%   $221,410       0.75%          10.09%         121%(2)
01/31/04      32.41      311,063       0.73            9.09          125(2)
01/31/05      14.59      269,008       0.72            8.66           88(2)
01/31/06      10.65      242,766       0.74(1)         7.75(1)        71
01/31/07      12.41      231,605       0.69            7.22           60
                       High-Yield Bond Portfolio -- Class 2
01/31/03      (3.87)      18,881       0.91           10.15          121(2)
01/31/04      32.05       44,595       0.88            8.82          125(2)
01/31/05      14.29       44,426       0.87            8.49           88(2)
01/31/06      10.65       41,544       0.89(1)         7.59(1)        71
01/31/07      12.28       43,015       0.84            7.07           60
                       High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03       8.83        3,165       1.04+          10.74+         121(2)
01/31/04      31.84       28,897       0.97            8.51          125(2)
01/31/05      14.36       42,599       0.97            8.31           88(2)
01/31/06      10.41       54,144       0.99(1)         7.48(1)        71
01/31/07      12.19       92,275       0.93            6.95           60
                    Worldwide High Income Portfolio -- Class 1
01/31/03       0.45       77,847       1.15            9.55          103(2)
01/31/04      25.40       92,530       1.15            7.16          149(2)
01/31/05       8.64       86,357       1.13            7.37           90(2)
01/31/06       8.49       80,462       0.97            6.69           48
01/31/07       8.27       74,677       0.97            6.26           42
                    Worldwide High Income Portfolio -- Class 2
01/31/03       0.10        3,247       1.29            9.44          103(2)
01/31/04      25.31        6,927       1.30            7.00          149(2)
01/31/05       8.38        8,064       1.28            7.22           90(2)
01/31/06       8.36        8,336       1.12            6.52           48
01/31/07       8.14        7,918       1.12            6.11           42
                    Worldwide High Income Portfolio -- Class 3
11/11/02@-
01/31/03       6.02          106       1.36+           9.43+         103(2)
01/31/04      24.95          718       1.39            6.74          149(2)
01/31/05       8.43        1,123       1.38            7.06           90(2)
01/31/06       8.26        1,622       1.22            6.36           48
01/31/07       8.05        3,162       1.22            6.02           42



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1)  Gross of custody credits of 0.01%.
(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                    2003  2004  2005
                                                                    ----  ----  ----

High-Yield Bond...................................................  121%   125%  88%
Worldwide High Income.............................................  103    149   90




SUNAMERICA SERIES TRUST                102

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS  (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                                 Balanced Portfolio -- Class 1
01/31/03      $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)      $   --         $(0.34)      $11.59     (14.95)%
01/31/04       11.59       0.18          1.95           2.13         (0.29)          --          (0.29)       13.43      18.51
01/31/05       13.43       0.28          0.32           0.60         (0.21)          --          (0.21)       13.82       4.52
01/31/06       13.82       0.31          0.30           0.61         (0.35)          --          (0.35)       14.08       4.55(3)
01/31/07       14.08       0.36          1.10           1.46         (0.41)          --          (0.41)       15.13      10.46
                                                 Balanced Portfolio -- Class 2
01/31/03       14.01       0.21         (2.31)         (2.10)        (0.33)          --          (0.33)       11.58     (15.04)
01/31/04       11.58       0.16          1.95           2.11         (0.27)          --          (0.27)       13.42      18.36
01/31/05       13.42       0.26          0.31           0.57         (0.19)          --          (0.19)       13.80       4.30
01/31/06       13.80       0.28          0.31           0.59         (0.33)          --          (0.33)       14.06       4.40(3)
01/31/07       14.06       0.34          1.10           1.44         (0.39)          --          (0.39)       15.11      10.32
                                                 Balanced Portfolio -- Class 3
09/30/02@-
01/31/03       11.84       0.05         (0.32)         (0.27)           --           --             --        11.57      (2.28)
01/31/04       11.57       0.14          1.96           2.10         (0.27)          --          (0.27)       13.40      18.25
01/31/05       13.40       0.25          0.31           0.56         (0.18)          --          (0.18)       13.78       4.21
01/31/06       13.78       0.27          0.31           0.58         (0.32)          --          (0.32)       14.04        4.31(3)
01/31/07       14.04       0.32          1.10           1.42         (0.37)          --          (0.37)       15.09      10.23
                                             MFS Total Return Portfolio -- Class 1
01/31/03       15.39       0.41         (1.34)         (0.93)        (0.29)       (0.18)         (0.47)       13.99      (5.96)
01/31/04       13.99       0.36          2.51           2.87         (0.65)          --          (0.65)       16.21      20.73
01/31/05       16.21       0.41          0.97           1.38         (0.03)          --          (0.03)       17.56       8.53
01/31/06       17.56       0.44          0.50           0.94         (0.39)       (0.85)         (1.24)       17.26       5.74
01/31/07       17.26       0.50          1.47           1.97         (0.43)       (0.61)         (1.04)       18.19      11.76
                                             MFS Total Return Portfolio -- Class 2
01/31/03       15.38       0.36         (1.31)         (0.95)        (0.28)       (0.18)         (0.46)       13.97      (6.12)
01/31/04       13.97       0.33          2.52           2.85         (0.61)          --          (0.61)       16.21      20.58
01/31/05       16.21       0.38          0.98           1.36         (0.03)          --          (0.03)       17.54       8.40
01/31/06       17.54       0.41          0.51           0.92         (0.37)       (0.85)         (1.22)       17.24       5.59
01/31/07       17.24       0.47          1.48           1.95         (0.41)       (0.61)         (1.02)       18.17      11.61
                                             MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03       13.61       0.09          0.27           0.36            --           --             --        13.97       2.65
01/31/04       13.97       0.30          2.53           2.83         (0.59)          --          (0.59)       16.21      20.43
01/31/05       16.21       0.36          0.98           1.34         (0.03)          --          (0.03)       17.52       8.27
01/31/06       17.52       0.38          0.52           0.90         (0.35)       (0.85)         (1.20)       17.22       5.50
01/31/07       17.22       0.44          1.48           1.92         (0.39)       (0.61)         (1.00)       18.14      11.46

---------------------------------------------------------------
               NET                    RATIO OF NET
             ASSETS      RATIO OF      INVESTMENT
             END OF      EXPENSES        INCOME
  PERIOD     PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------

                 Balanced Portfolio -- Class 1
01/31/03    $310,531       0.68%          1.91%          611%(2)
01/31/04     318,419       0.69           1.45           187(2)
01/31/05     275,323       0.72(1)        2.03(1)        192(2)
01/31/06     224,250       0.73(1)        2.16(1)        227
01/31/07     191,204       0.74           2.50           141
                 Balanced Portfolio -- Class 2
01/31/03      19,712       0.82           1.72           611(2)
01/31/04      27,532       0.84           1.30           187(2)
01/31/05      26,777       0.87(1)        1.89(1)        192(2)
01/31/06      23,725       0.88(1)        2.01(1)        227
01/31/07      21,819       0.89           2.35           141
                 Balanced Portfolio -- Class 3
09/30/02@-
01/31/03         579       0.89+          1.33+          611(2)
01/31/04       6,581       0.95           1.20           187(2)
01/31/05      12,460       0.98(1)        1.86(1)        192(2)
01/31/06      12,943       0.98(1)        1.90(1)        227
01/31/07      16,970       0.99           2.25           141
             MFS Total Return Portfolio -- Class 1
01/31/03     516,660       0.72(1)        2.81(1)         73(2)
01/31/04     630,428       0.74(1)        2.37(1)         56(2)
01/31/05     660,464       0.74(1)        2.42(1)         64(2)
01/31/06     674,833       0.71(1)        2.48(1)         44
01/31/07     660,292       0.71(1)        2.83(1)         51
             MFS Total Return Portfolio -- Class 2
01/31/03      92,257       0.87(1)        2.62(1)         73(2)
01/31/04     141,025       0.89(1)        2.21(1)         56(2)
01/31/05     146,906       0.89(1)        2.27(1)         64(2)
01/31/06     140,809       0.86(1)        2.33(1)         44
01/31/07     134,921       0.86(1)        2.68(1)         51
             MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03       6,325       0.98+(1)       2.24+(1)        73(2)
01/31/04      59,339       0.99(1)        2.05(1)         56(2)
01/31/05     141,874       0.99(1)        2.19(1)         64(2)
01/31/06     205,505       0.96(1)        2.22(1)         44
01/31/07     332,382       0.96(1)        2.58(1)         51



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----

Balanced Class 1....................................    --%   --% 0.00% 0.02%   --%
Balanced Class 2....................................    --    --  0.00  0.02    --
Balanced Class 3....................................    --    --  0.00  0.02    --
MFS Total Return Class 1............................  0.01  0.02  0.02  0.01  0.01
MFS Total Return Class 2............................  0.01  0.02  0.02  0.01  0.01
MFS Total Return Class 3............................  0.01  0.02  0.02  0.01  0.01



(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%
MFS Total Return...........................................    68    49    60



(3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SUNAMERICA SERIES TRUST                103

     ------------

     SUNAMERICA SERIES TRUST
     FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Telecom Utility Portfolio -- Class 1
01/31/03      $10.01      $0.41        $(2.71)        $(2.30)       $(0.87)       $--           $(0.87)      $ 6.84     (22.90)%
01/31/04        6.84       0.36          1.25           1.61         (0.48)        --            (0.48)        7.97      24.12
01/31/05        7.97       0.34          0.75           1.09         (0.41)        --            (0.41)        8.65      14.11
01/31/06        8.65       0.32          0.60           0.92         (0.39)        --            (0.39)        9.18      10.90
01/31/07        9.18       0.35          1.78           2.13         (0.37)        --            (0.37)       10.94      23.49
                                              Telecom Utility Portfolio -- Class 2
01/31/03       10.01       0.38         (2.69)         (2.31)        (0.86)        --            (0.86)        6.84     (22.99)
01/31/04        6.84       0.35          1.24           1.59         (0.47)        --            (0.47)        7.96      23.78
01/31/05        7.96       0.32          0.76           1.08         (0.40)        --            (0.40)        8.64      13.97
01/31/06        8.64       0.31          0.60           0.91         (0.38)        --            (0.38)        9.17      10.76
01/31/07        9.17       0.32          1.79           2.11         (0.35)        --            (0.35)       10.93      23.36
                                              Telecom Utility Portfolio -- Class 3
11/11/02@-
01/31/03        6.75       0.09            --           0.09            --         --               --         6.84       1.33
01/31/04        6.84       0.33          1.25           1.58         (0.47)        --            (0.47)        7.95      23.61
01/31/05        7.95       0.33          0.74           1.07         (0.39)        --            (0.39)        8.63      13.89
01/31/06        8.63       0.29          0.61           0.90         (0.37)        --            (0.37)        9.16      10.67
01/31/07        9.16       0.26          1.83           2.09         (0.34)        --            (0.34)       10.91      23.17
                                               Equity Index Portfolio -- Class 1
01/31/03        9.59       0.09         (2.33)         (2.24)        (0.08)        --            (0.08)        7.27     (23.31)
01/31/04        7.27       0.10          2.34           2.44         (0.09)        --            (0.09)        9.62      33.68
01/31/05        9.62       0.14          0.40           0.54         (0.11)        --            (0.11)       10.05       5.65
01/31/06       10.05       0.14          0.84           0.98         (0.17)        --            (0.17)       10.86       9.86
01/31/07       10.86       0.16          1.34           1.50         (0.18)        --            (0.18)       12.18      13.89

-----------------------------------------------------------------------------
              NET
             ASSETS     RATIO OF          RATIO OF NET
             END OF     EXPENSES           INVESTMENT
  PERIOD     PERIOD    TO AVERAGE            INCOME           PORTFOLIO
   ENDED     (000S)    NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
-----------------------------------------------------------------------------

                  Telecom Utility Portfolio -- Class 1
01/31/03    $52,982       0.95%(2)            4.82%(2)           123%
01/31/04     50,898       0.98(2)             4.83(2)             19
01/31/05     50,866       0.97(2)             4.10(2)             29
01/31/06     43,498       0.91(2)             3.54(2)              6
01/31/07     50,319       0.90(2)             3.50(2)             73
                  Telecom Utility Portfolio -- Class 2
01/31/03      3,466       1.12(2)             4.90(2)            123
01/31/04      3,835       1.13(2)             4.64(2)             19
01/31/05      4,427       1.12(2)             3.94(2)             29
01/31/06      4,739       1.06(2)             3.37(2)              6
01/31/07      6,635       1.05(2)             3.30(2)             73
                  Telecom Utility Portfolio -- Class 3
11/11/02@-
01/31/03        103       1.29+(2)            6.18+(2)           123
01/31/04        188       1.23(2)             4.41(2)             19
01/31/05        142       1.22(2)             4.07(2)             29
01/31/06        278       1.15(2)             3.24(2)              6
01/31/07      1,510       1.15(2)             2.80(2)             73
                   Equity Index Portfolio -- Class 1
01/31/03     37,586       0.55(1)             1.07(1)              4
01/31/04     49,616       0.55(1)             1.19(1)              1
01/31/05     46,789       0.55(1)             1.42(1)              4
01/31/06     41,634       0.55(1)(3)          1.30(1)(3)           2
01/31/07     37,909       0.55(1)             1.38(1)              2



--------
 *  Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +  Annualized
 @  Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                              EXPENSES                 NET INVESTMENT INCOME (LOSS)
                                 ---------------------------------  ---------------------------------
                                  1/03   1/04   1/05   1/06   1/07   1/03   1/04   1/05   1/06   1/07
                                 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----


Equity Index Class 1...........  0.58%  0.62%  0.63%  0.63%  0.67%  1.04%  1.12%  1.34%  1.24%  1.28%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:


                                                1/03    1/04    1/05    1/06    1/07
                                               -----   -----   -----   -----   -----


Telecom Utility Class 1......................  0.07%   0.04%   0.01%   0.03%   0.04%
Telecom Utility Class 2......................  0.08    0.04    0.01    0.03    0.04
Telecom Utility Class 3......................  0.07    0.04    0.01    0.03    0.04


(3) Net of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                104

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                               Growth-Income Portfolio -- Class 1
01/31/03      $21.75      $0.16        $(4.86)        $(4.70)       $(0.17)      $   --         $(0.17)      $16.88     (21.61)%
01/31/04       16.88       0.13          5.43           5.56         (0.19)          --          (0.19)       22.25      33.04
01/31/05       22.25       0.10          1.06           1.16         (0.16)          --          (0.16)       23.25       5.25
01/31/06       23.25       0.14          3.11           3.25         (0.14)          --          (0.14)       26.36      14.05
01/31/07       26.36       0.20          1.42           1.62         (0.20)          --          (0.20)       27.78       6.17
                                               Growth-Income Portfolio -- Class 2
01/31/03       21.74       0.12         (4.85)         (4.73)        (0.15)          --          (0.15)       16.86     (21.75)
01/31/04       16.86       0.10          5.42           5.52         (0.16)          --          (0.16)       22.22      32.84
01/31/05       22.22       0.07          1.06           1.13         (0.13)          --          (0.13)       23.22       5.12
01/31/06       23.22       0.11          3.10           3.21         (0.10)          --          (0.10)       26.33      13.90
01/31/07       26.33       0.16          1.41           1.57         (0.16)          --          (0.16)       27.74       6.00
                                               Growth-Income Portfolio -- Class 3
09/30/02@-
01/31/03       16.90       0.03         (0.08)         (0.05)           --           --             --        16.85      (0.30)
01/31/04       16.85       0.07          5.44           5.51         (0.16)          --          (0.16)       22.20      32.76
01/31/05       22.20       0.04          1.06           1.10         (0.11)          --          (0.11)       23.19       4.99
01/31/06       23.19       0.08          3.10           3.18         (0.08)          --          (0.08)       26.29      13.77
01/31/07       26.29       0.13          1.42           1.55         (0.14)          --          (0.14)       27.70       5.91
                                           Equity Opportunities Portfolio -- Class 1
01/31/03       14.84       0.19         (3.27)         (3.08)        (0.15)          --          (0.15)       11.61     (20.76)
01/31/04       11.61       0.21          3.63           3.84         (0.21)          --          (0.21)       15.24      33.25
01/31/05       15.24       0.23          0.82           1.05         (0.23)          --          (0.23)       16.06       6.95(2)
01/31/06       16.06       0.25          1.09           1.34         (0.26)          --          (0.26)       17.14       8.50
01/31/07       17.14       0.28          2.35           2.63         (0.30)       (0.21)         (0.51)       19.26      15.51
                                           Equity Opportunities Portfolio -- Class 2
01/31/03       14.84       0.16         (3.28)         (3.12)        (0.13)          --          (0.13)       11.59     (20.98)
01/31/04       11.59       0.19          3.63           3.82         (0.19)          --          (0.19)       15.22      33.13
01/31/05       15.22       0.21          0.82           1.03         (0.21)          --          (0.21)       16.04       6.83(2)
01/31/06       16.04       0.22          1.09           1.31         (0.24)          --          (0.24)       17.11       8.29
01/31/07       17.11       0.25          2.34           2.59         (0.27)       (0.21)         (0.48)       19.22      15.32
                                           Equity Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       11.10       0.05          0.44           0.49            --           --             --        11.59       4.41
01/31/04       11.59       0.16          3.64           3.80         (0.19)          --          (0.19)       15.20      32.92
01/31/05       15.20       0.19          0.82           1.01         (0.19)          --          (0.19)       16.02       6.75(2)
01/31/06       16.02       0.20          1.10           1.30         (0.23)          --          (0.23)       17.09       8.20
01/31/07       17.09       0.23          2.33           2.56         (0.25)       (0.21)         (0.46)       19.19      15.18

------------------------------------------------------------------------
                                         RATIO OF NET
               NET                        INVESTMENT
             ASSETS        RATIO OF         INCOME
             END OF        EXPENSES       TO AVERAGE
  PERIOD     PERIOD       TO AVERAGE          NET        PORTFOLIO
   ENDED     (000S)     NET ASSETS(1)      ASSETS(1)      TURNOVER
------------------------------------------------------------------------

                Growth-Income Portfolio -- Class 1
01/31/03    $877,271         0.59%           0.79%           45%
01/31/04     981,864         0.64            0.62            56
01/31/05     831,173         0.64            0.43            44
01/31/06     715,382         0.61            0.58            36
01/31/07     567,436         0.63            0.76            44
                Growth-Income Portfolio -- Class 2
01/31/03      35,928         0.74            0.64            45
01/31/04      49,786         0.79            0.46            56
01/31/05      44,957         0.79            0.28            44
01/31/06      42,623         0.76            0.43            36
01/31/07      37,815         0.78            0.61            44
                Growth-Income Portfolio -- Class 3
09/30/02@-
01/31/03       2,139         0.81+           0.53+           45
01/31/04      10,635         0.90            0.31            56
01/31/05      18,873         0.89            0.15            44
01/31/06      21,564         0.86            0.32            36
01/31/07      23,143         0.88            0.50            44
             Equity Opportunities Portfolio -- Class 1
01/31/03     191,653         0.76            1.41            32
01/31/04     224,293         0.84            1.55            31
01/31/05     203,016         0.80            1.47            54
01/31/06     176,962         0.76            1.46            55
01/31/07     157,526         0.76            1.54            59
             Equity Opportunities Portfolio -- Class 2
01/31/03      16,432         0.92            1.30            32
01/31/04      22,101         0.99            1.40            31
01/31/05      23,450         0.95            1.32            54
01/31/06      21,346         0.91            1.31            55
01/31/07      20,617         0.91            1.39            59
             Equity Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       1,119         0.98+           1.32+           32
01/31/04       9,470         1.09            1.19            31
01/31/05      33,299         1.06            1.21            54
01/31/06      49,769         1.01            1.19            55
01/31/07      63,591         1.01            1.28            59



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Growth-Income Class 1...............................  0.01% 0.04% 0.03% 0.01% 0.01%
Growth-Income Class 2...............................  0.01  0.04  0.03  0.01  0.01
Growth-Income Class 3...............................  0.01  0.04  0.03  0.01  0.01
Equity Opportunities Class 1........................  0.01  0.07  0.04  0.05  0.04
Equity Opportunities Class 2........................  0.02  0.07  0.04  0.05  0.04
Equity Opportunities Class 3........................  0.01  0.07  0.05  0.04  0.04


(2) The Portfolio's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                105

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------------
                                                                    DIVIDENDS    DIVIDENDS
                           NET            NET            TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
---------------------------------------------------------------------------------------------------------------------------------

                                             Davis Venture Value Portfolio -- Class 1
01/31/03      $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)      $   --         $(0.12)      $17.21     (15.79)%
01/31/04       17.21       0.21           6.47            6.68         (0.17)          --          (0.17)       23.72      38.95
01/31/05       23.72       0.24           2.20            2.44         (0.22)          --          (0.22)       25.94      10.35
01/31/06       25.94       0.28           3.25            3.53         (0.28)          --          (0.28)       29.19      13.71
01/31/07       29.19       0.28           4.06            4.34         (0.31)          --          (0.31)       33.22      14.96(2)
                                             Davis Venture Value Portfolio -- Class 2
01/31/03       20.57       0.12          (3.39)          (3.27)        (0.10)          --          (0.10)       17.20     (15.88)
01/31/04       17.20       0.17           6.47            6.64         (0.15)          --          (0.15)       23.69      38.68
01/31/05       23.69       0.22           2.18            2.40         (0.19)          --          (0.19)       25.90      10.18
01/31/06       25.90       0.24           3.25            3.49         (0.24)          --          (0.24)       29.15      13.57
01/31/07       29.15       0.23           4.05            4.28         (0.27)          --          (0.27)       33.16      14.76(2)
                                             Davis Venture Value Portfolio -- Class 3
09/30/02@-
01/31/03       16.49       0.03           0.67            0.70            --           --             --        17.19       4.24
01/31/04       17.19       0.12           6.49            6.61         (0.14)          --          (0.14)       23.66      38.54
01/31/05       23.66       0.22           2.15            2.37         (0.17)          --          (0.17)       25.86      10.06
01/31/06       25.86       0.20           3.27            3.47         (0.22)          --          (0.22)       29.11      13.49
01/31/07       29.11       0.19           4.05            4.24         (0.24)          --          (0.24)       33.11      14.65(2)
                                            "Dogs" of Wall Street Portfolio -- Class 1
01/31/03        9.38       0.22          (1.44)          (1.22)        (0.17)          --          (0.17)        7.99     (13.07)
01/31/04        7.99       0.24           2.07            2.31         (0.24)          --          (0.24)       10.06      29.27
01/31/05       10.06       0.21           0.35            0.56         (0.25)          --          (0.25)       10.37       5.67
01/31/06       10.37       0.24           0.04            0.28         (0.26)       (0.02)         (0.28)       10.37       2.91
01/31/07       10.37       0.25           1.85            2.10         (0.28)       (0.19)         (0.47)       12.00      20.57
                                            "Dogs" of Wall Street Portfolio -- Class 2
01/31/03        9.38       0.19          (1.43)          (1.24)        (0.16)          --          (0.16)        7.98     (13.26)
01/31/04        7.98       0.22           2.08            2.30         (0.23)          --          (0.23)       10.05      29.12
01/31/05       10.05       0.19           0.35            0.54         (0.23)          --          (0.23)       10.36       5.54
01/31/06       10.36       0.22           0.04            0.26         (0.24)       (0.02)         (0.26)       10.36       2.75
01/31/07       10.36       0.23           1.85            2.08         (0.27)       (0.19)         (0.46)       11.98      20.33
                                            "Dogs" of Wall Street Portfolio -- Class 3
09/30/02@-
01/31/03        7.90       0.05           0.03            0.08            --           --             --         7.98       1.01
01/31/04        7.98       0.19           2.10            2.29         (0.23)          --          (0.23)       10.04      28.95
01/31/05       10.04       0.18           0.34            0.52         (0.22)          --          (0.22)       10.34       5.34
01/31/06       10.34       0.21           0.05            0.26         (0.23)       (0.02)         (0.25)       10.35       2.75
01/31/07       10.35       0.21           1.85            2.06         (0.26)       (0.19)         (0.45)       11.96      20.15

---------------------------------------------------------------------------
                NET                         RATIO OF NET
              ASSETS         RATIO OF        INVESTMENT
              END OF         EXPENSES          INCOME
  PERIOD      PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
   ENDED      (000S)          ASSETS         NET ASSETS      TURNOVER
---------------------------------------------------------------------------

               Davis Venture Value Portfolio -- Class 1
01/31/03    $1,612,985         0.75%            0.81%           17%
01/31/04     2,004,101         0.77             1.03            13
01/31/05     1,913,355         0.79(1)          1.03(1)          9
01/31/06     1,819,150         0.76(1)          1.03(1)         14
01/31/07     1,720,746         0.76(1)          0.91(1)         16
               Davis Venture Value Portfolio -- Class 2
01/31/03        95,566         0.90             0.69            17
01/31/04       176,392         0.92             0.84            13
01/31/05       214,007         0.94(1)          0.87(1)          9
01/31/06       224,338         0.91(1)          0.87(1)         14
01/31/07       227,584         0.91(1)          0.75(1)         16
               Davis Venture Value Portfolio -- Class 3
09/30/02@-
01/31/03         7,105         0.97+            0.48+           17
01/31/04        88,056         1.03             0.61            13
01/31/05       232,729         1.04(1)          0.74(1)          9
01/31/06       370,408         1.01(1)          0.73(1)         14
01/31/07       630,658         1.01(1)          0.62(1)         16
              "Dogs" of Wall Street Portfolio -- Class 1
01/31/03        99,103         0.69             2.42            67
01/31/04       105,109         0.71             2.67            56
01/31/05        92,258         0.71             2.05            30
01/31/06        68,668         0.70(1)          2.26(1)         26
01/31/07        67,972         0.71(1)          2.22(1)         45
              "Dogs" of Wall Street Portfolio -- Class 2
01/31/03        10,735         0.84             2.29            67
01/31/04        20,038         0.86             2.46            56
01/31/05        22,040         0.86             1.91            30
01/31/06        19,414         0.85(1)          2.10(1)         26
01/31/07        19,902         0.86(1)          2.07(1)         45
              "Dogs" of Wall Street Portfolio -- Class 3
09/30/02@-
01/31/03           569         0.92+            1.91+           67
01/31/04         6,743         0.96             2.21            56
01/31/05        12,628         0.96             1.81            30
01/31/06        12,873         0.95(1)          2.01(1)         26
01/31/07        20,403         0.96(1)          1.93(1)         45



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%
Davis Venture Value Class 2...............................  0.00  0.01  0.00
Davis Venture Value Class 3...............................  0.01  0.00  0.00
"Dogs" of Wall Street Class 1.............................    --  0.00  0.02
"Dogs" of Wall Street Class 2.............................    --  0.00  0.02
"Dogs" of Wall Street Class 3.............................    --  0.00  0.02


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                106

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Alliance Growth Portfolio -- Class 1
01/31/03      $19.41      $ 0.03       $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04       13.53        0.05         4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05       17.84        0.06         0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06       18.08        0.02         5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07       23.09        0.01        (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)
                                              Alliance Growth Portfolio -- Class 2
01/31/03       19.40        0.01        (5.86)         (5.85)        (0.03)        --            (0.03)       13.52     (30.17)
01/31/04       13.52        0.02         4.30           4.32         (0.02)        --            (0.02)       17.82      31.94
01/31/05       17.82        0.04         0.23           0.27         (0.03)        --            (0.03)       18.06       1.54
01/31/06       18.06       (0.01)        5.06           5.05         (0.05)        --            (0.05)       23.06      28.03
01/31/07       23.06       (0.02)       (0.60)         (0.62)           --         --               --        22.44      (2.69)
                                              Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03       14.17        0.01        (0.67)         (0.66)           --         --               --        13.51      (4.66)
01/31/04       13.51       (0.01)        4.31           4.30         (0.01)        --            (0.01)       17.80      31.85
01/31/05       17.80        0.03         0.22           0.25         (0.02)        --            (0.02)       18.03       1.40
01/31/06       18.03       (0.03)        5.07           5.04         (0.04)        --            (0.04)       23.03      27.96
01/31/07       23.03       (0.04)       (0.60)         (0.64)           --         --               --        22.39      (2.78)

---------------------------------------------------------------------------
                NET                         RATIO OF NET
              ASSETS         RATIO OF        INVESTMENT
              END OF         EXPENSES      INCOME (LOSS)
  PERIOD      PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED      (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
---------------------------------------------------------------------------

                 Alliance Growth Portfolio -- Class 1
01/31/03    $1,007,655         0.65%            0.19%           51%
01/31/04     1,105,466         0.68             0.27            63
01/31/05       873,722         0.70             0.31            82
01/31/06       878,869         0.66             0.10            66
01/31/07       640,828         0.66             0.07            91
                 Alliance Growth Portfolio -- Class 2
01/31/03        42,038         0.80             0.07            51
01/31/04        67,731         0.83             0.10            63
01/31/05        70,604         0.85             0.17            82
01/31/06        82,966         0.81            (0.06)           66
01/31/07        69,079         0.82            (0.08)           91
                 Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03         2,490         0.88+            0.19+           51
01/31/04        27,900         0.94            (0.07)           63
01/31/05        71,682         0.95             0.12            82
01/31/06       123,871         0.91            (0.17)           66
01/31/07       221,601         0.92            (0.18)           91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%
Alliance Growth Class 2..........................  0.01  0.02  0.03  0.02  0.01
Alliance Growth Class 3..........................  0.02  0.02  0.03  0.02  0.01




SUNAMERICA SERIES TRUST                107

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Capital Growth Portfolio -- Class 1
01/31/03      $6.79      $(0.01)       $(1.66)        $(1.67)      $   --         $--          $   --         $5.12     (24.59)%
01/31/04       5.12        0.00          1.52           1.52           --          --              --          6.64      29.69
01/31/05       6.64        0.03          0.65           0.68           --          --              --          7.32      10.24
01/31/06       7.32        0.02          0.65           0.67        (0.04)         --           (0.04)         7.95       9.15
01/31/07       7.95        0.02          1.07           1.09        (0.03)         --           (0.03)         9.01      13.68
                                              Capital Growth Portfolio -- Class 2
01/31/03       6.78       (0.02)        (1.65)         (1.67)          --          --              --          5.11     (24.63)
01/31/04       5.11       (0.01)         1.51           1.50           --          --              --          6.61      29.35
01/31/05       6.61        0.02          0.65           0.67           --          --              --          7.28      10.14
01/31/06       7.28        0.01          0.64           0.65        (0.03)         --           (0.03)         7.90       8.90
01/31/07       7.90        0.01          1.07           1.08        (0.02)         --           (0.02)         8.96      13.62
                                              Capital Growth Portfolio -- Class 3
09/30/02@-
01/31/03       4.90       (0.01)         0.22           0.21           --          --              --          5.11       4.29
01/31/04       5.11       (0.02)         1.52           1.50           --          --              --          6.61      29.35
01/31/05       6.61        0.01          0.65           0.66           --          --              --          7.27       9.98
01/31/06       7.27        0.00          0.63           0.63        (0.02)         --           (0.02)         7.88       8.67
01/31/07       7.88        0.00          1.07           1.07        (0.01)         --           (0.01)         8.94      13.56

---------------------------------------------------------------------
              NET                     RATIO OF NET
             ASSETS     RATIO OF       INVESTMENT
             END OF     EXPENSES     INCOME (LOSS)
  PERIOD     PERIOD    TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    (000'S)    NET ASSETS      NET ASSETS      TURNOVER
---------------------------------------------------------------------

              Capital Growth Portfolio -- Class 1
01/31/03    $23,828       1.35%(2)       (0.21)%(2)      198%
01/31/04     24,076       1.35(2)        (0.03)(2)        52
01/31/05     21,290       1.35(1)(2)      0.39(1)(2)      50
01/31/06     18,639       1.32(1)(2)      0.31(1)(2)      58
01/31/07     19,493       1.30(1)(2)(3)   0.29(1)(2)(3)   91
              Capital Growth Portfolio -- Class 2
01/31/03      4,085       1.50(2)        (0.37)(2)       198
01/31/04      6,360       1.50(2)        (0.19)(2)        52
01/31/05      6,649       1.50(1)(2)      0.25(1)(2)      50
01/31/06      6,043       1.47(1)(2)      0.16(1)(2)      58
01/31/07      6,117       1.45(1)(2)(3)   0.14(1)(2)(3)   91
              Capital Growth Portfolio -- Class 3
09/30/02@-
01/31/03        119       1.60+(2)       (0.56)+(2)      198
01/31/04        418       1.60(2)        (0.30)(2)        52
01/31/05      1,129       1.60(1)(2)      0.17(1)(2)      50
01/31/06      1,912       1.57(1)(2)      0.03(1)(2)      58
01/31/07      4,408       1.55(1)(2)(3)   0.05(1)(2)(3)   91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Capital Growth Class 1..............................   --    --   0.01% 0.01% 0.02%
Capital Growth Class 2..............................   --    --   0.01  0.01  0.02
Capital Growth Class 3..............................   --    --   0.01  0.01  0.02


(2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                        EXPENSES                         NET INVESTMENT INCOME (LOSS)
                        ----------------------------------------  ------------------------------------------
                        1/03  1/04  1/05(1)  1/06(1)  1/07(1)(3)   1/03   1/04  1/05(1)  1/06(1)  1/07(1)(3)
                        ----  ----  -------  -------  ----------  -----  -----  -------  -------  ----------


Capital Growth Class
  1...................  1.44% 1.53%   1.52%    1.20%     1.19%    (0.30)%(0.21)%  0.22%    0.43%     0.40%
Capital Growth Class
  2...................  1.58  1.68    1.67     1.35      1.34     (0.44) (0.37)   0.09     0.28      0.24
Capital Growth Class
  3...................  1.60+ 1.77    1.77     1.43      1.45     (0.56)+(0.47)   0.02     0.17      0.15


(3)  Gross of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                108

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                   MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03      $10.79      $ 0.07        $(2.43)         $(2.36)         $(0.08)          $--            $(0.08)      $ 8.35
01/31/04        8.35        0.08          2.23            2.31           (0.08)           --             (0.08)       10.58
01/31/05       10.58        0.08          0.88            0.96           (0.09)           --             (0.09)       11.45
01/31/06       11.45        0.08          1.32            1.40           (0.10)           --             (0.10)       12.75
01/31/07       12.75        0.14          1.35            1.49           (0.09)           --             (0.09)       14.15
                                   MFS Massachusetts Investors Trust Portfolio -- Class 2
01/31/03       10.80        0.06         (2.44)          (2.38)          (0.07)           --             (0.07)        8.35
01/31/04        8.35        0.07          2.23            2.30           (0.07)           --             (0.07)       10.58
01/31/05       10.58        0.06          0.87            0.93           (0.07)           --             (0.07)       11.44
01/31/06       11.44        0.06          1.33            1.39           (0.08)           --             (0.08)       12.75
01/31/07       12.75        0.11          1.36            1.47           (0.08)           --             (0.08)       14.14
                                   MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03        8.20        0.02          0.13            0.15              --            --                --         8.35
01/31/04        8.35        0.05          2.23            2.28           (0.06)           --             (0.06)       10.57
01/31/05       10.57        0.06          0.87            0.93           (0.07)           --             (0.07)       11.43
01/31/06       11.43        0.05          1.32            1.37           (0.07)           --             (0.07)       12.73
01/31/07       12.73        0.10          1.35            1.45           (0.06)           --             (0.06)       14.12
                                          Fundamental Growth Portfolio -- Class 1
01/31/03       14.89        0.03         (3.87)          (3.84)          (0.02)           --             (0.02)       11.03
01/31/04       11.03        0.01          3.24            3.25           (0.03)           --             (0.03)       14.25
01/31/05       14.25        0.07         (0.18)          (0.11)          (0.02)           --             (0.02)       14.12
01/31/06       14.12        0.00          1.60            1.60           (0.09)           --             (0.09)       15.63
01/31/07       15.63       (0.01)         1.12            1.11           (0.00)           --             (0.00)       16.74
                                          Fundamental Growth Portfolio -- Class 2
01/31/03       14.88        0.01         (3.86)          (3.85)          (0.01)           --             (0.01)       11.02
01/31/04       11.02        0.00          3.22            3.22           (0.01)           --             (0.01)       14.23
01/31/05       14.23        0.05         (0.18)          (0.13)             --            --                --        14.10
01/31/06       14.10       (0.02)         1.60            1.58           (0.07)           --             (0.07)       15.61
01/31/07       15.61       (0.04)         1.12            1.08              --            --                --        16.69
                                          Fundamental Growth Portfolio -- Class 3
09/30/02@-
01/31/03       10.88          --          0.14            0.14              --            --                --        11.02
01/31/04       11.02       (0.02)         3.23            3.21           (0.01)           --             (0.01)       14.22
01/31/05       14.22        0.05         (0.21)          (0.16)             --            --                --        14.06
01/31/06       14.06       (0.04)         1.61            1.57           (0.06)           --             (0.06)       15.57
01/31/07       15.57       (0.05)         1.12            1.07              --            --                --        16.64

--------------------------------------------------------------------------------------
                           NET                       RATIO OF NET
                         ASSETS       RATIO OF        INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD     AVERAGE NET         AVERAGE        PORTFOLIO
   ENDED    RETURN**     (000S)      ASSETS(1)       NET ASSETS(1)      TURNOVER
--------------------------------------------------------------------------------------

                MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03     (21.88)%   $210,436        0.78%             0.73%            65%
01/31/04      27.73      237,182        0.82              0.81             93
01/31/05       9.14      211,786        0.80              0.74             78
01/31/06      12.28      191,335        0.78              0.65             45
01/31/07      11.76      162,799        0.78              1.02             27
                MFS Massachusetts Investors Trust Portfolio -- Class 2
01/31/03     (22.04)      17,154        0.92              0.62             65
01/31/04      27.56       29,479        0.97              0.65             93
01/31/05       8.90       31,442        0.95              0.58             78
01/31/06      12.22       30,111        0.93              0.49             45
01/31/07      11.53       28,136        0.93              0.86             27
                MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03       1.83        1,353        0.99+             0.53+            65
01/31/04      27.40       16,650        1.08              0.50             93
01/31/05       8.82       35,551        1.06              0.45             78
01/31/06      12.04       49,378        1.03              0.37             45
01/31/07      11.45       57,649        1.03              0.73             27
                        Fundamental Growth Portfolio -- Class 1
01/31/03     (25.77)     271,199        0.86              0.19            120
01/31/04      29.51      288,148        0.93              0.08             56
01/31/05      (0.78)     232,556        0.93              0.48             71
01/31/06      11.40      201,063        0.92(2)          (0.04)(2)        116
01/31/07       7.13      160,693        0.84(2)          (0.09)(2)         73
                        Fundamental Growth Portfolio -- Class 2
01/31/03     (25.87)       8,977        1.01              0.09            120
01/31/04      29.27       11,344        1.08             (0.08)            56
01/31/05      (0.91)       9,324        1.08              0.33             71
01/31/06      11.25        9,244        1.07(2)          (0.20)(2)        116
01/31/07       6.92        7,678        0.99(2)          (0.24)(2)         73
                        Fundamental Growth Portfolio -- Class 3
09/30/02@-
01/31/03       1.29          577        1.09+             0.00+           120
01/31/04      29.14        2,260        1.18             (0.22)            56
01/31/05      (1.13)       3,343        1.18              0.32             71
01/31/06      11.18        5,445        1.17(2)          (0.32)(2)        116
01/31/07       6.87        5,531        1.09(2)          (0.34)(2)         73



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      ----------------------------
                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----------------------------

MFS Massachusetts Investors Trust Class 1...........  0.02% 0.05% 0.02% 0.01% 0.01%
MFS Massachusetts Investors Trust Class 2...........  0.02  0.05  0.02  0.01  0.01
MFS Massachusetts Investors Trust Class 3...........  0.02  0.05  0.02  0.01  0.01
Fundamental Growth Class 1..........................  0.01  0.04  0.02  0.04  0.02
Fundamental Growth Class 2..........................  0.02  0.04  0.02  0.04  0.02
Fundamental Growth Class 3..........................  0.02  0.04  0.02  0.03  0.02



(2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT
                                                          EXPENSES        INCOME (LOSS)
                                                      ----------------------------------
                                                      1/06(1)  1/07(1)  1/06(1)  1/07(1)
                                                      ----------------------------------

Fundamental Growth Portfolio Class 1................    0.95%    0.94%   (0.07)%  (0.19)%
Fundamental Growth Portfolio Class 2................    1.10     1.09    (0.23)   (0.34)
Fundamental Growth Portfolio Class 3................    1.21     1.19    (0.36)   (0.44)




SUNAMERICA SERIES TRUST                109

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL                           DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM           DIVIDENDS         FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-         DECLARED          REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME      GAIN (LOSS)        MENT       FROM NET INVEST-      GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS       MENT INCOME      INVESTMENTS    DISTRIBUTIONS    PERIOD
------------------------------------------------------------------------------------------------------------------------------

                                             Blue Chip Growth Portfolio -- Class 1
01/31/03      $6.62       $0.01         $(1.85)         $(1.84)          $(0.02)            $--            $(0.02)       $4.76
01/31/04       4.76        0.01           1.42            1.43            (0.01)             --             (0.01)        6.18
01/31/05       6.18        0.03           0.01            0.04            (0.01)             --             (0.01)        6.21
01/31/06       6.21        0.01           0.48            0.49            (0.04)             --             (0.04)        6.66
01/31/07       6.66        0.02           0.47            0.49            (0.02)             --             (0.02)        7.13
                                             Blue Chip Growth Portfolio -- Class 2
01/31/03       6.62        0.00          (1.85)          (1.85)           (0.01)             --             (0.01)        4.76
01/31/04       4.76        0.00           1.41            1.41            (0.00)             --             (0.00)        6.17
01/31/05       6.17        0.03           0.00            0.03            (0.00)             --             (0.00)        6.20
01/31/06       6.20        0.00           0.49            0.49            (0.03)             --             (0.03)        6.66
01/31/07       6.66        0.01           0.46            0.47            (0.01)             --             (0.01)        7.12
                                             Blue Chip Growth Portfolio -- Class 3
09/30/02@-
01/31/03       4.76        0.00           0.00            0.00               --              --                --         4.76
01/31/04       4.76        0.00           1.41            1.41               --              --                --         6.17
01/31/05       6.17        0.02             --            0.02               --              --                --         6.19
01/31/06       6.19        0.00           0.48            0.48            (0.02)             --             (0.02)        6.65
01/31/07       6.65          --           0.46            0.46            (0.00)             --             (0.00)        7.11

------------------------------------------------------------------------------------
                                                     RATIO OF NET
                          NET                         INVESTMENT
                         ASSETS       RATIO OF          INCOME
                         END OF       EXPENSES          (LOSS)
  PERIOD      TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
------------------------------------------------------------------------------------

                        Blue Chip Growth Portfolio -- Class 1
01/31/03     (27.85)%   $20,303         0.85%            0.20%          103%
01/31/04      30.04      33,277         0.85             0.19           124
01/31/05       0.65      29,798         0.85(2)          0.55(2)        158
01/31/06       7.89      29,581         0.85(2)          0.18(2)        109
01/31/07       7.32      23,051         0.85(2)          0.34(2)        154
                        Blue Chip Growth Portfolio -- Class 2
01/31/03     (27.93)      7,681         1.00             0.08           103
01/31/04      29.66      13,868         1.00             0.04           124
01/31/05       0.52      13,882         1.00(2)          0.42(2)        158
01/31/06       7.91      12,399         1.00(2)          0.03(2)        109
01/31/07       7.02      11,336         1.00(2)          0.18(2)        154
                     Blue Chip Growth Portfolio -- Class 3
09/30/02@-
01/31/03       0.00         405         1.11+           (0.05)+         103
01/31/04      29.62       4,677         1.10            (0.07)          124
01/31/05       0.32       8,058         1.10(2)          0.38(2)        158
01/31/06       7.82      10,795         1.10(2)         (0.08)(2)       109
01/31/07       6.93      13,177         1.10(2)          0.07(2)        154



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                         EXPENSES                    NET INVESTMENT INCOME (LOSS)
                            ----------------------------------   ------------------------------------
                            1/03  1/04  1/05  1/06(2)  1/07(2)    1/03   1/04  1/05  1/06(2)  1/07(2)
                            ----  ----  ----  -------  -------   -----  -----  ----  -------  -------


Blue Chip Growth Class 1..  0.94% 0.94% 0.92%   0.94%    0.85%    0.11%  0.10% 0.49%   0.09%    0.34%
Blue Chip Growth Class 2..  1.06  1.09  1.07    1.09     1.00     0.02  (0.05) 0.36   (0.06)    0.18
Blue Chip Growth Class 3..  1.11+ 1.18  1.17    1.19     1.10    (0.05)+(0.15) 0.31   (0.17)    0.07


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Blue Chip Growth Class 1....................................  0.00% 0.05% 0.02%
Blue Chip Growth Class 2....................................  0.00  0.05  0.02
Blue Chip Growth Class 3....................................  0.00  0.05  0.02




SUNAMERICA SERIES TRUST                110

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                              Real Estate Portfolio -- Class 1
01/31/03      $10.80      $ 0.55        $(0.18)         $ 0.37          $(0.28)         $   --          $(0.28)      $10.89
01/31/04       10.89        0.50          4.58            5.08           (0.35)             --           (0.35)       15.62
01/31/05       15.62        0.41          2.63            3.04           (0.47)             --           (0.47)       18.19
01/31/06       18.19        0.34          5.00            5.34           (0.42)          (1.55)          (1.97)       21.56
01/31/07       21.56        0.34          6.65            6.99           (0.32)          (2.34)          (2.66)       25.89
                                              Real Estate Portfolio -- Class 2
01/31/03       10.79        0.54         (0.19)           0.35           (0.27)             --           (0.27)       10.87
01/31/04       10.87        0.46          4.60            5.06           (0.34)             --           (0.34)       15.59
01/31/05       15.59        0.38          2.63            3.01           (0.45)             --           (0.45)       18.15
01/31/06       18.15        0.31          4.98            5.29           (0.39)          (1.55)          (1.94)       21.50
01/31/07       21.50        0.31          6.63            6.94           (0.29)          (2.34)          (2.63)       25.81
                                              Real Estate Portfolio -- Class 3
09/30/02@-
01/31/03       10.93        0.19         (0.25)          (0.06)             --              --              --        10.87
01/31/04       10.87        0.30          4.73            5.03           (0.33)             --           (0.33)       15.57
01/31/05       15.57        0.35          2.64            2.99           (0.44)             --           (0.44)       18.12
01/31/06       18.12        0.28          4.99            5.27           (0.37)          (1.55)          (1.92)       21.47
01/31/07       21.47        0.30          6.59            6.89           (0.27)          (2.34)          (2.61)       25.75
                                          Small Company Value Portfolio -- Class 1
01/31/03       10.77       (0.04)        (1.53)          (1.57)             --           (0.60)          (0.60)        8.60
01/31/04        8.60       (0.03)         3.58            3.55              --              --              --        12.15
01/31/05       12.15        0.09          2.70            2.79              --              --              --        14.94
01/31/06       14.94        0.00          3.21            3.21           (0.11)          (0.94)          (1.05)       17.10
01/31/07       17.10        0.00          2.05            2.05           (0.00)          (1.33)          (1.33)       17.82
                                          Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06       16.88       (0.08)         1.35            1.27           (0.11)          (0.94)          (1.05)       17.10
01/31/07       17.10       (0.03)         2.02            1.99              --           (1.33)          (1.33)       17.76

-----------------------------------------------------------------------------------
                           NET                      RATIO OF NET
                         ASSETS       RATIO OF       INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS)
  PERIOD      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)        ASSETS        NET ASSETS      TURNOVER
-----------------------------------------------------------------------------------

                          Real Estate Portfolio -- Class 1
01/31/03       3.41%    $ 95,829        0.89%           4.89%           52%
01/31/04      47.02      139,355        0.88            3.76            18
01/31/05      19.58      154,304        0.86(2)         2.38(2)         33
01/31/06      31.37      165,987        0.85(2)         1.69(2)         23
01/31/07      34.17(3)   195,996        0.82            1.45            37
                          Real Estate Portfolio -- Class 2
01/31/03       3.24       10,974        1.03            5.10            52
01/31/04      46.84       23,007        1.03            3.48            18
01/31/05      19.42       29,362        1.01(2)         2.23(2)         33
01/31/06      31.15       32,483        1.00(2)         1.54(2)         23
01/31/07      34.01(3)    40,000        0.97            1.32            37
                          Real Estate Portfolio -- Class 3
09/30/02@-
01/31/03      (0.55)         829        1.12+           5.61+           52
01/31/04      46.62       12,542        1.13            2.33            18
01/31/05      19.30       29,641        1.12(2)         2.11(2)         33
01/31/06      31.08       53,320        1.10(2)         1.43(2)         23
01/31/07      33.81(3)   127,950        1.07            1.32            37
                      Small Company Value Portfolio -- Class 1
01/31/03     (14.54)       5,782        1.49(1)        (0.41)(1)       124
01/31/04      41.28        8,562        1.60(1)        (0.31)(1)        22
01/31/05      22.96       10,462        1.60(1)         0.66(1)         22
01/31/06      22.64       10,218        1.60(1)         0.01(1)         16
01/31/07      12.61        9,998        1.60(1)         0.02(1)          7
                      Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06       8.55          110        1.85+(1)       (0.54)+(1)       16
01/31/07      12.24       28,910        1.85(1)        (0.19)(1)         7



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                            EXPENSES                     NET INVESTMENT INCOME (LOSS)
                              ------------------------------------   -----------------------------------
                              1/03       1/04   1/05   1/06   1/07    1/03    1/04   1/05    1/06   1/07
                              ----       ----   ----   ----   ----   -----   -----   ----   -----   ----


Small Company Value Class
  1.........................  2.08%(2)   2.27%  2.00%  1.82%  1.46%  (0.99)% (0.98)% 0.26%  (0.21)% 0.17%
Small Company Value Class
  3.........................    --         --     --   2.03   1.53      --      --     --   (0.72)  0.13


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Real Estate Class 1.........................................  0.00% 0.00%  --
Real Estate Class 2.........................................  0.00  0.00   --
Real Estate Class 3.........................................  0.00  0.00   --


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                111

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                           NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
            NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                            Mid-Cap Growth Portfolio -- Class 1
01/31/03      $10.00      $(0.03)       $(4.16)         $(4.19)       $   --        $   --         $--            $   --
01/31/04        5.81       (0.03)         2.56            2.53            --            --          --                --
01/31/05        8.34       (0.04)         0.45            0.41            --            --          --                --
01/31/06        8.75       (0.03)         1.11            1.08            --            --          --                --
01/31/07        9.83        0.02          0.10            0.12            --            --          --                --
                                            Mid-Cap Growth Portfolio -- Class 2
01/31/03        9.99       (0.03)        (4.16)          (4.19)           --            --          --                --
01/31/04        5.80       (0.04)         2.54            2.50            --            --          --                --
01/31/05        8.30       (0.06)         0.47            0.41            --            --          --                --
01/31/06        8.71       (0.04)         1.09            1.05            --            --          --                --
01/31/07        9.76        0.01          0.09            0.10            --            --          --                --
                                            Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03        5.47       (0.01)         0.33            0.32            --            --          --                --
01/31/04        5.79       (0.05)         2.55            2.50            --            --          --                --
01/31/05        8.29       (0.07)         0.46            0.39            --            --          --                --
01/31/06        8.68       (0.05)         1.10            1.05            --            --          --                --
01/31/07        9.73        0.00          0.09            0.09            --            --          --                --
                                           Aggressive Growth Portfolio -- Class 1
01/31/03        8.84       (0.02)        (2.13)          (2.15)        (0.02)        (0.00)         --             (0.02)
01/31/04        6.67       (0.03)         2.22            2.19            --            --          --                --
01/31/05        8.86       (0.02)         1.26            1.24            --            --          --                --
01/31/06       10.10        0.01          1.50            1.51            --            --          --                --
01/31/07       11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)
                                           Aggressive Growth Portfolio -- Class 2
01/31/03        8.84       (0.03)        (2.12)          (2.15)        (0.02)        (0.00)         --             (0.02)
01/31/04        6.67       (0.04)         2.22            2.18            --            --          --                --
01/31/05        8.85       (0.04)         1.26            1.22            --            --          --                --
01/31/06       10.07        0.00          1.49            1.49            --            --          --                --
01/31/07       11.56        0.05          1.30            1.35            --            --          --                --
                                           Aggressive Growth Portfolio -- Class 3
09/30/02@-
01/31/03        6.79       (0.01)        (0.11)          (0.12)           --            --          --                --
01/31/04        6.67       (0.05)         2.22            2.17            --            --          --                --
01/31/05        8.84       (0.05)         1.25            1.20            --            --          --                --
01/31/06       10.04       (0.01)         1.49            1.48            --            --          --                --
01/31/07       11.52        0.04          1.29            1.33            --            --          --                --

--------------------------------------------------------------------------------------------
              NET                    NET                     RATIO OF NET
             ASSET                 ASSETS      RATIO OF       INVESTMENT
             VALUE                 END OF      EXPENSES     INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------------------

                             Mid-Cap Growth Portfolio -- Class 1
01/31/03    $ 5.81     (41.90)%   $123,948       0.84%(1)       (0.48)%(1)      164%
01/31/04      8.34      43.55      199,807       0.87(1)        (0.47)(1)        92
01/31/05      8.75       4.92      164,512       0.84(1)        (0.57)(1)        79
01/31/06      9.83      12.34      144,202       0.82(1)        (0.33)(1)        83
01/31/07      9.95       1.22      116,485       0.82(1)         0.22(1)        143
                             Mid-Cap Growth Portfolio -- Class 2
01/31/03      5.80     (41.94)      25,369       1.00(1)        (0.55)(1)       164
01/31/04      8.30      43.10       53,167       1.02(1)        (0.63)(1)        92
01/31/05      8.71       4.94       54,901       0.99(1)        (0.72)(1)        79
01/31/06      9.76      12.06       52,229       0.97(1)        (0.48)(1)        83
01/31/07      9.86       1.02       44,719       0.98(1)         0.07(1)        143
                             Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03      5.79       5.85        2,406       1.04+(1)       (0.35)+(1)      164
01/31/04      8.29      43.18       32,377       1.12(1)        (0.77)(1)        92
01/31/05      8.68       4.70       55,283       1.09(1)        (0.82)(1)        79
01/31/06      9.73      12.10       75,391       1.07(1)        (0.58)(1)        83
01/31/07      9.82       0.92       84,072       1.08(1)         0.01(1)        143
                           Aggressive Growth Portfolio -- Class 1
01/31/03      6.67     (24.28)     156,449       0.77           (0.24)          150
01/31/04      8.86      32.83      198,390       0.79           (0.39)          103
01/31/05     10.10      14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06     11.61      14.95      174,880       0.79(1)         0.05(1)        121
01/31/07     12.98      11.92      150,208       0.81(1)         0.56(1)        298
                           Aggressive Growth Portfolio -- Class 2
01/31/03      6.67     (24.37)       6,878       0.92           (0.38)          150
01/31/04      8.85      32.68       13,218       0.94           (0.55)          103
01/31/05     10.07      13.79       13,703       0.95(1)        (0.41)(1)        89
01/31/06     11.56      14.80       15,101       0.94(1)        (0.09)(1)       121
01/31/07     12.91      11.68       13,612       0.96(1)         0.41(1)        298
                           Aggressive Growth Portfolio -- Class 3
09/30/02@-
01/31/03      6.67      (1.77)         301       0.99+          (0.46)+         150
01/31/04      8.84      32.53        3,219       1.05           (0.68)          103
01/31/05     10.04      13.57        7,552       1.05(1)        (0.51)(1)        89
01/31/06     11.52      14.74       12,071       1.04(1)        (0.17)(1)       121
01/31/07     12.85      11.55       17,907       1.06(1)         0.35(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----

Mid-Cap Growth Class 1...........................  0.02% 0.05% 0.02% 0.03% 0.02%
Mid-Cap Growth Class 2...........................  0.03  0.05  0.02  0.03  0.02
Mid-Cap Growth Class 3...........................  0.02  0.05  0.02  0.03  0.02
Aggressive Growth Class 1........................    --    --  0.00  0.05  0.03
Aggressive Growth Class 2........................    --    --  0.00  0.05  0.03
Aggressive Growth Class 3........................    --    --  0.00  0.05  0.03




SUNAMERICA SERIES TRUST                112

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                             NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                            ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                             VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-                            END OF
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      TOTAL DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                        Growth Opportunities Portfolio -- Class 1
01/31/03      $5.85      $(0.03)       $(2.32)        $(2.35)        $--          $--               $--             $3.50
01/31/04       3.50       (0.02)         1.47           1.45          --           --                --              4.95
01/31/05       4.95       (0.02)         0.06           0.04          --           --                --              4.99
01/31/06       4.99       (0.02)         1.07           1.05          --           --                --              6.04
01/31/07       6.04       (0.03)         0.34           0.31          --           --                --              6.35
                                        Growth Opportunities Portfolio -- Class 2
01/31/03       5.84       (0.03)        (2.32)         (2.35)         --           --                --              3.49
01/31/04       3.49       (0.03)         1.47           1.44          --           --                --              4.93
01/31/05       4.93       (0.03)         0.06           0.03          --           --                --              4.96
01/31/06       4.96       (0.03)         1.06           1.03          --           --                --              5.99
01/31/07       5.99       (0.04)         0.35           0.31          --           --                --              6.30
                                        Growth Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       3.33       (0.03)         0.19           0.16          --           --                --              3.49
01/31/04       3.49       (0.03)         1.46           1.43          --           --                --              4.92
01/31/05       4.92       (0.03)         0.06           0.03          --           --                --              4.95
01/31/06       4.95       (0.04)         1.06           1.02          --           --                --              5.97
01/31/07       5.97       (0.05)         0.35           0.30          --           --                --              6.27

------------------------------------------------------------------------------------
                                                     RATIO OF NET
                          NET                         INVESTMENT
                         ASSETS       RATIO OF          INCOME
                         END OF       EXPENSES          (LOSS)
  PERIOD      TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
------------------------------------------------------------------------------------

                   Growth Opportunities Portfolio -- Class 1
01/31/03     (40.17)%   $12,307         1.00%           (0.62)%         243%
01/31/04      41.43      31,640         1.00            (0.45)          178
01/31/05       0.81(3)   19,474         1.00(2)         (0.44)(2)       171
01/31/06      21.04      18,641         1.00(2)         (0.49)(2)       228
01/31/07       5.13      23,116         1.00            (0.56)          310
                   Growth Opportunities Portfolio -- Class 2
01/31/03     (40.24)      3,260         1.15            (0.77)          243
01/31/04      41.26       7,802         1.15            (0.60)          178
01/31/05       0.61(3)    6,498         1.15(2)         (0.60)(2)       171
01/31/06      20.77       7,317         1.15(2)         (0.64)(2)       228
01/31/07       5.18       9,413         1.15            (0.71)          310
                   Growth Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       4.80         305         1.24+           (0.80)+         243
01/31/04      40.97       2,424         1.25            (0.69)          178
01/31/05       0.61(3)    3,681         1.25(2)         (0.72)(2)       171
01/31/06      20.61       5,482         1.25(2)         (0.74)(2)       228
01/31/07       5.03      33,224         1.25            (0.81)          310



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                         EXPENSES                     NET INVESTMENT INCOME (LOSS)
                            ----------------------------------   -------------------------------------
                            1/03  1/04  1/05(2)  1/06(2)  1/07    1/03   1/04  1/05(2)  1/06(2)   1/07
                            ----  ----  -------  -------  ----   -----  -----  -------  -------  -----

Growth Opportunities Class
  1.......................  1.07% 1.05%   1.05%    1.02%  0.94%  (0.69)%(0.50)% (0.49)%  (0.51)% (0.50)%
Growth Opportunities Class
  2.......................  1.21  1.20    1.21     1.17   1.10   (0.83) (0.65)  (0.66)   (0.66)  (0.65)
Growth Opportunities Class
  3.......................  1.24+ 1.28    1.32     1.27   1.21   (0.80)+(0.72)  (0.79)   (0.76)  (0.76)



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                                1/05  1/06
                                                                ----  ----


Growth Opportunities Class 1..................................  0.00% 0.03%
Growth Opportunities Class 2..................................  0.00  0.03
Growth Opportunities Class 3..................................  0.01  0.03


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                113

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                    DIVIDENDS    DIVIDENDS
                           NET            NET            TOTAL       DECLARED     FROM NET                             NET
            NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                            ASSET
              VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                             VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT          MENT       INVEST-                            END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       MENTS      TOTAL DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                        Marsico Focused Growth Portfolio -- Class 1
01/31/03      $ 8.79      $(0.01)       $(1.27)         $(1.28)        $--         $   --            $   --          $ 7.51
01/31/04        7.51       (0.02)         2.47            2.45          --             --                --            9.96
01/31/05        9.96       (0.01)         0.70            0.69          --             --                --           10.65
01/31/06       10.65        0.00          2.02            2.02          --             --                --           12.67
01/31/07       12.67        0.02          1.17            1.19          --          (0.77)            (0.77)          13.09
                                        Marsico Focused Growth Portfolio -- Class 2
01/31/03        8.79       (0.02)        (1.27)          (1.29)         --             --                --            7.50
01/31/04        7.50       (0.03)         2.46            2.43          --             --                --            9.93
01/31/05        9.93       (0.02)         0.70            0.68          --             --                --           10.61
01/31/06       10.61       (0.01)         2.00            1.99          --             --                --           12.60
01/31/07       12.60        0.00          1.16            1.16          --          (0.77)            (0.77)          12.99
                                        Marsico Focused Growth Portfolio -- Class 3
09/30/02@-
01/31/03        7.94          --         (0.45)          (0.45)         --             --                --            7.49
01/31/04        7.49       (0.04)         2.47            2.43          --             --                --            9.92
01/31/05        9.92       (0.03)         0.69            0.66          --             --                --           10.58
01/31/06       10.58       (0.03)         2.01            1.98          --             --                --           12.56
01/31/07       12.56       (0.01)         1.15            1.14          --          (0.77)            (0.77)          12.93

--------------------------------------------------------------------------------
                                                 RATIO OF NET
                          NET                     INVESTMENT
                         ASSETS     RATIO OF        INCOME
                         END OF     EXPENSES        (LOSS)
  PERIOD      TOTAL      PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS     NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                Marsico Focused Growth Portfolio -- Class 1
01/31/03     (14.55)%   $43,872       1.00%(1)       (0.15)%(1)     124%
01/31/04      32.62      81,784       1.00(1)        (0.22)(1)       86
01/31/05       6.93      69,151       0.97(1)(2)     (0.10)(1)(2)   101
01/31/06      18.97      77,099       0.94(2)         0.01(2)        71
01/31/07      10.05      69,495       0.93(2)         0.17(2)        59
                Marsico Focused Growth Portfolio -- Class 2
01/31/03     (14.68)     17,930       1.15(1)        (0.31)(1)      124
01/31/04      32.40      41,204       1.15(1)        (0.36)(1)       86
01/31/05       6.85      44,110       1.12(1)(2)     (0.25)(1)(2)   101
01/31/06      18.76      47,614       1.09(2)        (0.14)(2)       71
01/31/07       9.86      45,340       1.08(2)         0.02(2)        59
                Marsico Focused Growth Portfolio -- Class 3
09/30/02@-
01/31/03      (5.67)      1,218       1.18+(1)       (0.12)+(1)     124
01/31/04      32.44      14,130       1.25(1)        (0.43)(1)       86
01/31/05       6.65      23,788       1.22(1)(2)     (0.36)(1)(2)   101
01/31/06      18.71      33,218       1.19(2)        (0.26)(2)       71
01/31/07       9.73      43,463       1.18(2)        (0.06)(2)       59



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                      NET INVESTMENT
                                                   EXPENSES           INCOME (LOSS)
                                               ----------------    -------------------
                                               1/03  1/04  1/05     1/03   1/04   1/05
                                               ----  ----  ----    -----  -----  -----


Marsico Focused Growth Class 1...............  1.04% 0.97% 0.95%   (0.19)%(0.19)%(0.08)%
Marsico Focused Growth Class 2...............  1.18  1.12  1.10    (0.34) (0.33) (0.23)
Marsico Focused Growth Class 3...............  1.27+ 1.21  1.20    (0.07)+(0.39) (0.34)


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Marsico Focused Growth Class 1............................  0.01% 0.02% 0.02%
Marsico Focused Growth Class 2............................  0.01  0.02  0.02
Marsico Focused Growth Class 3............................  0.01  0.02  0.02




SUNAMERICA SERIES TRUST                114

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                                Technology Portfolio Class 1
01/31/03      $ 3.42      $(0.03)       $(1.60)         $(1.63)         $   --          $   --          $   --       $ 1.79
01/31/04        1.79       (0.03)         1.07            1.04              --              --              --         2.83
01/31/05        2.83       (0.02)        (0.35)          (0.37)             --              --              --         2.46
01/31/06        2.46       (0.02)         0.36            0.34              --              --              --         2.80
01/31/07        2.80       (0.02)        (0.09)          (0.11)             --              --              --         2.69
                                                Technology Portfolio Class 2
01/31/03        3.42       (0.03)        (1.60)          (1.63)             --              --              --         1.79
01/31/04        1.79       (0.03)         1.07            1.04              --              --              --         2.83
01/31/05        2.83       (0.01)        (0.37)          (0.38)             --              --              --         2.45
01/31/06        2.45       (0.02)         0.35            0.33              --              --              --         2.78
01/31/07        2.78       (0.02)        (0.09)          (0.11)             --              --              --         2.67
                                                Technology Portfolio Class 3
09/30/02@-
01/31/03        1.53       (0.01)         0.27            0.26              --              --              --         1.79
01/31/04        1.79       (0.03)         1.06            1.03              --              --              --         2.82
01/31/05        2.82       (0.01)        (0.36)          (0.37)             --              --              --         2.45
01/31/06        2.45       (0.03)         0.35            0.32              --              --              --         2.77
01/31/07        2.77       (0.02)        (0.09)          (0.11)             --              --              --         2.66
                                          Small & Mid Cap Value Portfolio Class 2
08/01/02#-
01/31/03       10.00        0.02         (0.16)          (0.14)          (0.00)             --              --         9.86
01/31/04        9.86       (0.01)         4.17            4.16           (0.01)          (0.07)          (0.08)       13.94
01/31/05       13.94        0.07          1.76            1.83           (0.06)          (0.47)          (0.53)       15.24
01/31/06       15.24        0.03          2.28            2.31              --           (0.06)          (0.06)       17.49
01/31/07       17.49        0.13          1.60            1.73           (0.03)          (1.02)          (1.05)       18.17
                                          Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03        9.22        0.01          0.63            0.64           (0.00)             --              --         9.86
01/31/04        9.86       (0.02)         4.16            4.14           (0.00)          (0.07)          (0.07)       13.93
01/31/05       13.93        0.07          1.74            1.81           (0.04)          (0.47)          (0.51)       15.23
01/31/06       15.23        0.02          2.28            2.30              --           (0.06)          (0.06)       17.47
01/31/07       17.47        0.10          1.60            1.70           (0.01)          (1.02)          (1.03)       18.14

--------------------------------------------------------------------------------------
                           NET                       RATIO OF NET
                         ASSETS       RATIO OF        INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD     AVERAGE NET       AVERAGE NET      PORTFOLIO
   ENDED    RETURN**     (000S)        ASSETS           ASSETS          TURNOVER
--------------------------------------------------------------------------------------

                          Technology Portfolio Class 1
01/31/03     (47.66)%   $ 23,828        1.50%(2)         (1.36)%(2)       135%
01/31/04      58.10       59,813        1.49(2)          (1.32)(2)        123
01/31/05     (13.07)      27,342        1.50(2)          (0.76)(2)         85
01/31/06      13.82       25,260        1.19(2)          (0.84)(2)         95
01/31/07      (3.93)      18,434        1.19(2)          (0.64)(2)        172
                          Technology Portfolio Class 2
01/31/03     (47.66)       4,272        1.66(2)          (1.51)(2)        135
01/31/04      58.10       13,164        1.64(2)          (1.46)(2)        123
01/31/05     (13.43)      10,298        1.68(2)          (0.76)(2)         85
01/31/06      13.47       10,562        1.34(2)          (0.98)(2)         95
01/31/07      (3.96)       7,894        1.34(2)          (0.79)(2)        172
                          Technology Portfolio Class 3
09/30/02@-
01/31/03      16.99          360        1.66+(2)         (1.52)+(2)       135
01/31/04      57.54        6,641        1.72(2)          (1.56)(2)        123
01/31/05     (13.12)       8,893        1.79(2)          (0.76)(2)         85
01/31/06      13.06       11,502        1.43(2)          (1.08)(2)         95
01/31/07      (3.97)      13,175        1.44(2)          (0.91)(2)        172
                     Small & Mid Cap Value Portfolio Class 2
08/01/02#-
01/31/03      (1.34)       5,375        1.65+(1)          0.53+(1)          7
01/31/04      42.14       26,269        1.65(1)          (0.07)(1)         16
01/31/05      13.09       45,307        1.33(1)(2)        0.39(1)(2)       21
01/31/06      15.23       49,773        1.21(2)           0.18(2)          33
01/31/07      10.26       48,662        1.15(2)           0.64(2)          41
                     Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03       6.98        2,618        1.75+(1)          0.41+(1)          7
01/31/04      41.99       42,387        1.75(1)          (0.21)(1)         16
01/31/05      12.99      134,471        1.41(1)(2)        0.32(1)(2)       21
01/31/06      15.18      208,937        1.31(2)           0.08(2)          33
01/31/07      10.12      291,463        1.25(2)           0.58(2)          41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 #   Commencement of operations
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT
                                                 EXPENSES             INCOME (LOSS)
                                            ------------------    --------------------
                                            1/03   1/04   1/05     1/03    1/04   1/05
                                            ----   ----   ----    -----   -----   ----


Small & Mid Cap Value Class 2............   4.54%+ 1.52%  1.30%   (2.35)%+ 0.06%  0.40%
Small & Mid Cap Value Class 3............   5.62+  1.56   1.40    (3.47)+ (0.02)  0.34



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Technology Class 1...............................  0.02% 0.08% 0.13% 0.05% 0.03%
Technology Class 2...............................  0.03  0.08  0.15  0.04  0.03
Technology Class 3...............................  0.04  0.08  0.16  0.04  0.02
Small & Mid-Cap Value Class 2....................    --    --  0.04  0.03  0.02
Small & Mid-Cap Value Class 3....................    --    --  0.04  0.03  0.02




SUNAMERICA SERIES TRUST                115

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS
                                         NET                       DECLARED    DIVIDENDS
               NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
              ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                      International Growth and Income Portfolio -- Class 1
01/31/03      $ 9.07      $ 0.09       $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04        7.15        0.12         3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05       10.21        0.09         1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06       11.73        0.21         2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07       14.33        0.33         2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57
                                      International Growth and Income Portfolio -- Class 2
01/31/03        9.10        0.03        (1.92)         (1.89)        (0.04)          --          (0.04)        7.17     (20.78)
01/31/04        7.17        0.11         3.07           3.18         (0.11)          --          (0.11)       10.24      44.53
01/31/05       10.24        0.07         1.56           1.63         (0.12)          --          (0.12)       11.75      16.08
01/31/06       11.75        0.19         2.51           2.70         (0.10)          --          (0.10)       14.35      23.05
01/31/07       14.35        0.31         2.74           3.05         (0.19)       (0.20)         (0.39)       17.01      21.47
                                      International Growth and Income Portfolio -- Class 3
09/30/02@-
01/31/03        7.26       (0.03)       (0.06)         (0.09)           --           --             --         7.17      (1.24)
01/31/04        7.17        0.06         3.11           3.17         (0.11)          --          (0.11)       10.23      44.35
01/31/05       10.23        0.03         1.59           1.62         (0.11)          --          (0.11)       11.74      16.00
01/31/06       11.74        0.17         2.51           2.68         (0.08)          --          (0.08)       14.34      22.97
01/31/07       14.34        0.21         2.82           3.03         (0.18)       (0.20)         (0.38)       16.99      21.32
                                              Global Equities Portfolio -- Class 1
01/31/03       10.49        0.02        (2.64)         (2.62)           --           --             --         7.87     (24.98)
01/31/04        7.87        0.02         2.68           2.70         (0.02)          --          (0.02)       10.55      34.39
01/31/05       10.55        0.03         0.64           0.67         (0.03)          --          (0.03)       11.19       6.41
01/31/06       11.19        0.08         2.90           2.98         (0.03)          --          (0.03)       14.14      26.72
01/31/07       14.14        0.18         2.41           2.59         (0.14)          --          (0.14)       16.59      18.40(2)
                                              Global Equities Portfolio -- Class 2
01/31/03       10.48          --        (2.63)         (2.63)           --           --             --         7.85     (25.10)
01/31/04        7.85        0.01         2.66           2.67         (0.01)          --          (0.01)       10.51      34.04
01/31/05       10.51        0.02         0.64           0.66         (0.02)          --          (0.02)       11.15       6.30
01/31/06       11.15        0.06         2.90           2.96         (0.02)          --          (0.02)       14.09      26.56
01/31/07       14.09        0.15         2.40           2.55         (0.12)          --          (0.12)       16.52      18.19(2)
                                              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03        7.76       (0.01)        0.09           0.08            --           --             --         7.84       1.03
01/31/04        7.84       (0.01)        2.68           2.67         (0.01)          --          (0.01)       10.50      34.05
01/31/05       10.50       (0.01)        0.65           0.64         (0.01)          --          (0.01)       11.13       6.12
01/31/06       11.13        0.04         2.90           2.94         (0.01)          --          (0.01)       14.06      26.40
01/31/07       14.06        0.12         2.41           2.53         (0.11)          --          (0.11)       16.48      18.06(2)

----------------------------------------------------------------------
               NET                     RATIO OF NET
             ASSETS      RATIO OF       INVESTMENT
             END OF      EXPENSES     INCOME (LOSS)
  PERIOD     PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED     (000S)     NET ASSETS      NET ASSETS      TURNOVER
----------------------------------------------------------------------

      International Growth and Income Portfolio -- Class 1
01/31/03    $177,883       1.22%           1.08%          264%
01/31/04     232,740       1.25(1)         1.41(1)        108
01/31/05     262,167       1.24(1)         0.79(1)         67
01/31/06     283,464       1.10(1)         1.68(1)         79
01/31/07     316,711       1.03(1)         2.16(1)         97
      International Growth and Income Portfolio -- Class 2
01/31/03      15,437       1.40            0.44           264
01/31/04      27,823       1.40(1)         1.18(1)        108
01/31/05      34,961       1.39(1)         0.61(1)         67
01/31/06      38,938       1.25(1)         1.52(1)         79
01/31/07      44,359       1.18(1)         1.99(1)         97
      International Growth and Income Portfolio -- Class 3
09/30/02@-
01/31/03       1,647       1.83+          (1.18)+         264
01/31/04      14,408       1.50(1)         0.65(1)        108
01/31/05      37,465       1.48(1)         0.31(1)         67
01/31/06      51,289       1.34(1)         1.34(1)         79
01/31/07     134,938       1.27(1)         1.43(1)         97
              Global Equities Portfolio -- Class 1
01/31/03     221,301       0.93(1)         0.19(1)         71
01/31/04     248,468       0.95(1)         0.23(1)         83
01/31/05     206,639       0.98(1)         0.29(1)         67
01/31/06     217,409       0.91(1)         0.62(1)        161
01/31/07     208,879       0.89            1.19            93
              Global Equities Portfolio -- Class 2
01/31/03       9,083       1.08(1)         0.00(1)         71
01/31/04      13,903       1.10(1)         0.06(1)         83
01/31/05      11,951       1.13(1)         0.14(1)         67
01/31/06      16,301       1.06(1)         0.45(1)        161
01/31/07      20,043       1.04            1.01            93
              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03         265       1.16+(1)       (0.30)+(1)       71
01/31/04       3,387       1.20(1)        (0.14)(1)        83
01/31/05       7,515       1.23(1)        (0.05)(1)        67
01/31/06      16,084       1.14(1)         0.33(1)        161
01/31/07      30,854       1.14            0.83            93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


International Growth and Income Class 1..........    --% 0.05% 0.02% 0.03% 0.01%
International Growth and Income Class 2..........    --  0.05  0.02  0.03  0.01
International Growth and Income Class 3..........    --  0.05  0.02  0.03  0.01
Global Equities Class 1..........................  0.00  0.03  0.03  0.02    --
Global Equities Class 2..........................  0.01  0.03  0.03  0.02    --
Global Equities Class 3..........................  0.02  0.03  0.02  0.02    --


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                116

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                    International Diversified Equities Portfolio Class 1
01/31/03      $ 7.24      $ 0.07        $(2.13)         $(2.06)       $   --        $   --        $   --          $   --
01/31/04        5.18        0.07          1.96            2.03         (0.28)           --            --           (0.28)
01/31/05        6.93        0.06          0.83            0.89         (0.15)           --            --           (0.15)
01/31/06        7.67        0.12          1.71            1.83         (0.13)           --            --           (0.13)
01/31/07        9.37        0.19          1.41            1.60         (0.04)           --            --           (0.04)
                                    International Diversified Equities Portfolio Class 2
01/31/03        7.22        0.03         (2.09)          (2.06)           --            --            --              --
01/31/04        5.16        0.04          1.97            2.01         (0.27)           --            --           (0.27)
01/31/05        6.90        0.04          0.83            0.87         (0.14)           --            --           (0.14)
01/31/06        7.63        0.10          1.71            1.81         (0.12)           --            --           (0.12)
01/31/07        9.32        0.17          1.41            1.58         (0.03)           --            --           (0.03)
                                    International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03      5.49          --         (0.33)          (0.33)           --            --            --              --
01/31/04        5.16        0.01          1.99            2.00         (0.27)           --            --           (0.27)
01/31/05        6.89        0.03          0.84            0.87         (0.14)           --            --           (0.14)
01/31/06        7.62        0.08          1.72            1.80         (0.11)           --            --           (0.11)
01/31/07        9.31        0.14          1.43            1.57         (0.02)           --            --           (0.02)
                                             Emerging Markets Portfolio Class 1
01/31/03        6.79        0.02         (0.74)          (0.72)        (0.02)        (0.00)           --           (0.02)
01/31/04        6.05        0.10          3.59            3.69            --            --            --              --
01/31/05        9.74        0.09          1.83            1.92         (0.11)           --            --           (0.11)
01/31/06       11.55        0.22          5.99            6.21         (0.05)           --            --           (0.05)
01/31/07       17.71        0.20          2.44            2.64         (0.18)           --         (3.05)          (3.23)
                                             Emerging Markets Portfolio Class 2
01/31/03        6.79          --         (0.73)          (0.73)        (0.01)        (0.00)           --           (0.01)
01/31/04        6.05        0.09          3.57            3.66            --            --            --              --
01/31/05        9.71        0.07          1.84            1.91         (0.10)           --            --           (0.10)
01/31/06       11.52        0.20          5.98            6.18         (0.03)           --            --           (0.03)
01/31/07       17.67        0.18          2.42            2.60         (0.16)           --         (3.05)          (3.21)
                                             Emerging Markets Portfolio Class 3
09/30/02@
  01/31/03      5.70       (0.02)         0.37            0.35            --            --            --              --
01/31/04        6.05        0.05          3.61            3.66            --            --            --              --
01/31/05        9.71        0.06          1.83            1.89         (0.09)           --            --           (0.09)
01/31/06       11.51        0.18          5.97            6.15         (0.02)           --            --           (0.02)
01/31/07       17.64        0.13          2.45            2.58         (0.15)           --         (3.05)          (3.20)

---------------------------------------------------------------------------------------------
              NET                    NET                      RATIO OF NET
             ASSET                 ASSETS       RATIO OF       INVESTMENT
             VALUE                 END OF     EXPENSES TO    INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------------------

                     International Diversified Equities Portfolio Class 1
01/31/03    $ 5.18     (28.45)%   $156,911        1.22%           0.97%           48%
01/31/04      6.93      39.76      196,843        1.23            1.13            49
01/31/05      7.67      13.10      183,649        1.25(1)         0.86(1)         25
01/31/06      9.37      24.08      190,263        1.11            1.42            19
01/31/07     10.93      17.15      188,241        0.94            1.87            13
                     International Diversified Equities Portfolio Class 2
01/31/03      5.16     (28.43)       8,619        1.33            0.53            48
01/31/04      6.90      39.52       29,467        1.38            0.72            49
01/31/05      7.63      12.86       47,549        1.40(1)         0.62(1)         25
01/31/06      9.32      23.91       59,176        1.25            1.22            19
01/31/07     10.87      16.99       61,429        1.09            1.69            13
                     International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03    5.16      (6.01)       2,480        1.33+          (0.29)+          48
01/31/04      6.89      39.29       39,947        1.48            0.11            49
01/31/05      7.62      12.79      106,732        1.50(1)         0.41(1)         25
01/31/06      9.31      23.83      178,666        1.34            1.05            19
01/31/07     10.86      16.92      271,514        1.19            1.49            13
                              Emerging Markets Portfolio Class 1
01/31/03      6.05     (10.63)      63,377        1.53            0.43           118
01/31/04      9.74      60.99      104,999        1.66(1)         1.27(1)        112
01/31/05     11.55      19.92      110,010        1.60(1)         0.89(1)         76
01/31/06     17.71      53.84      177,187        1.51(1)         1.58(1)        147
01/31/07     17.12      17.92      173,451        1.40(1)         1.20(1)        184
                              Emerging Markets Portfolio Class 2
01/31/03      6.05     (10.71)       3,164        1.74            0.05           118
01/31/04      9.71      60.50        8,278        1.80(1)         1.03(1)        112
01/31/05     11.52      19.84       13,989        1.75(1)         0.72(1)         76
01/31/06     17.67      53.72       24,084        1.66(1)         1.43(1)        147
01/31/07     17.06      17.70       24,743        1.55(1)         1.05(1)        184
                              Emerging Markets Portfolio Class 3
09/30/02@
  01/31/03    6.05       6.14          276        2.12+          (0.56)+         118
01/31/04      9.71      60.50        3,533        1.90(1)         0.54(1)        112
01/31/05     11.51      19.63       12,899        1.85(1)         0.57(1)         76
01/31/06     17.64      53.48       35,556        1.78(1)         1.27(1)        147
01/31/07     17.02      17.58       88,829        1.68(1)         0.81(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                       1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----


International Diversified Equities Class 1...........    --% 0.00%   --%   --%
International Diversified Equities Class 2...........    --  0.00    --    --
International Diversified Equities Class 3...........    --  0.00    --    --
Emerging Markets Class 1.............................  0.11  0.03  0.10  0.06
Emerging Markets Class 2.............................  0.11  0.03  0.10  0.06
Emerging Markets Class 3.............................  0.11  0.03  0.09  0.05




SUNAMERICA SERIES TRUST                117

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                              Foreign Value Portfolio Class 2
08/01/02#-
  01/31/03    $10.00      $(0.03)       $(0.83)         $(0.86)       $   --        $(0.03)       $   --          $(0.03)
01/31/04        9.11        0.03          3.91            3.94         (0.01)           --         (0.10)          (0.11)
01/31/05       12.94        0.16          1.75            1.91         (0.14)           --         (0.27)          (0.41)
01/31/06       14.44        0.25          2.27            2.52            --            --         (0.02)          (0.02)
01/31/07       16.94        0.37          3.41            3.78         (0.19)           --         (0.25)          (0.44)
                                              Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03      9.20       (0.03)        (0.03)          (0.06)           --         (0.03)           --           (0.03)
01/31/04        9.11        0.00          3.93            3.93          0.00            --         (0.10)          (0.10)
01/31/05       12.94        0.12          1.79            1.91         (0.13)           --         (0.27)          (0.40)
01/31/06       14.45        0.21          2.29            2.50            --            --         (0.02)          (0.02)
01/31/07       16.93        0.34          3.42            3.76         (0.17)           --         (0.25)          (0.42)

--------------------------------------------------------------------------------------------
                                                             RATIO OF NET
              NET                    NET                      INVESTMENT
             ASSET                 ASSETS       RATIO OF        INCOME
             VALUE                 END OF     EXPENSES TO      (LOSS) TO
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET     AVERAGE NET    PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS         ASSETS        TURNOVER
--------------------------------------------------------------------------------------------

                            Foreign Value Portfolio Class 2
08/01/02#-
  01/31/03  $ 9.11      (8.57)%   $  5,888        1.95%+(1)      (0.63)%+(1)      1%
01/31/04     12.94      43.31       34,250        1.76(1)         0.26(1)         7
01/31/05     14.44      14.77       58,040        1.34(1)(2)      1.22(1)(2)     13
01/31/06     16.94      17.50       68,774        1.16(2)         1.61(2)         8
01/31/07     20.28      22.56       78,103        1.07            2.06           13
                            Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03    9.11      (0.64)       4,099        2.05+(1)       (1.04)+(1)       1
01/31/04     12.94      43.18       63,404        1.76(1)         0.00(1)         7
01/31/05     14.45      14.74      190,704        1.43(1)(2)      0.95(1)(2)     13
01/31/06     16.93      17.35      322,494        1.25(2)         1.41(2)         8
01/31/07     20.27      22.48      453,154        1.17            1.87           13



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
 #   Commencement of operations
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT
                                                   EXPENSES           INCOME (LOSS)
                                              -----------------    ------------------
                                              1/03   1/04  1/05     1/03   1/04  1/05
                                              ----   ----  ----    -----   ----  ----


Foreign Value Class 2.......................  4.72%+ 1.54% 1.33%   (3.40)%+0.48% 1.23%
Foreign Value Class 3.......................  6.21+  1.58  1.42    (5.20)+ 0.18  0.96


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Foreign Value Class 2.......................................  0.01% 0.01% 0.00%
Foreign Value Class 3.......................................  0.01  0.01  0.00




SUNAMERICA SERIES TRUST                118

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                119

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Cash Management Portfolio
     -  Corporate Bond Portfolio
     -  Davis Venture Value Portfolio
     -  Emerging Markets Portfolio
     -  Equity Index Portfolio
     - Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
     -  International Growth and Income Portfolio
     -  Worldwide High Income Portfolio

                                (Class 3 Shares)

     -  Foreign Value Portfolio
     -  High-Yield Bond Portfolio
     -  International Diversified Equities Portfolio
     -  MFS(R) Massachusetts Investors Trust Portfolio
     -  MFS(R) Total Return Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Small & Mid Cap Value Portfolio
     -  Small Company Value Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Aggressive Growth Portfolio...................................................     2
     Alliance Growth Portfolio.....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)..................     6
     Cash Management Portfolio.....................................................     8
     Corporate Bond Portfolio......................................................     9
     Davis Venture Value Portfolio.................................................    11
     Emerging Markets Portfolio....................................................    13
     Equity Index Portfolio........................................................    15
     Equity Opportunities Portfolio (formerly, Federated American Leaders
       Portfolio)..................................................................    17
     Foreign Value Portfolio.......................................................    19
     High-Yield Bond Portfolio.....................................................    21
     International Diversified Equities Portfolio..................................    23
     International Growth and Income Portfolio.....................................    25
     MFS(R) Massachusetts Investors Trust Portfolio................................    27
     MFS(R) Total Return Portfolio.................................................    29
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)..........    31
     Small & Mid Cap Value Portfolio...............................................    33
     Small Company Value Portfolio.................................................    35
     Worldwide High Income Portfolio...............................................    37

FEES & EXPENSES....................................................................    39
     Annual Portfolio Operating Expenses...........................................    39
     Expense Example...............................................................    40

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    43

GLOSSARY...........................................................................    46
     Investment Terminology........................................................    46
     Risk Terminology..............................................................    50

MANAGEMENT.........................................................................    54
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    54
     Information About the Subadvisers.............................................    55
          AllianceBernstein L.P. ..................................................    55
          Columbia Management Advisors, LLC........................................    55
          Davis Selected Advisers, L.P. ...........................................    55
          FAF Advisers, Inc. ......................................................    56
          Federated Investment Management Company..................................    56
          Franklin Advisory Services, LLC..........................................    56
          J.P. Morgan Investment Management Inc. ..................................    56
          Massachusetts Financial Services Company.................................    57
          Morgan Stanley Investment Management, Inc. ..............................    57
          Oppenheimer Funds, Inc. .................................................    58
          Putnam Investment Management, LLC........................................    58
          Templeton Investment Counsel, LLC........................................    58
     Information about the Distributor.............................................    59
     Payments in Connection with Distribution......................................    59
     Custodian, Transfer and Dividend Paying Agent.................................    59


LEGAL PROCEEDINGS..................................................................    60

ACCOUNT INFORMATION................................................................    61

FINANCIAL HIGHLIGHTS...............................................................    64

FOR MORE INFORMATION...............................................................    78

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and nineteen of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 and/or Class 3 shares of the Portfolios.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 AGGRESSIVE GROWTH
                                     PORTFOLIO
                                 -----------------


1997                                    12.35%
1998                                    17.43%
1999                                    84.66%
2000                                   -15.25%
2001                                   -31.70%
2002                                   -24.71%
2003                                    28.57%
2004                                    16.72%
2005                                     8.73%
2006                                    13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            13.30%   6.84%    6.98%
Russell Midcap(R) Growth
  Index(1)                10.66%   8.22%    8.62%
Russell 3000(R) Index(2)  15.72%   7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  ALLIANCE GROWTH
                                     PORTFOLIO
                                  ---------------


1997                                    31.43%
1998                                    52.23%
1999                                    33.07%
2000                                   -19.47%
2001                                   -14.00%
2002                                   -31.26%
2003                                    25.76%
2004                                     7.94%
2005                                    16.63%
2006                                     0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10
                           YEAR   YEARS    YEARS
                          -----   -----    -----


Class 1 shares            0.76%   1.86%    7.30%
Russell 1000(R) Growth
Index(1)                  9.07%   2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)




                                 BALANCED PORTFOLIO
                                 ------------------
1997                                          24.48%
1998                                          24.61%
1999                                          21.40%
2000                                          -9.43%
2001                                         -13.14%
2002                                         -15.18%
2003                                          15.07%
2004                                           6.84%
2005                                           1.89%
2006                                          10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----



Class 1 shares            10.86%   3.33%    5.72%
Russell 1000(R) Index(1)  15.46%   6.82%    8.64%
S&P 500(R)Index(2)        15.79%   6.19%    8.42%
Lehman Brothers U.S.
Aggregate Index(3)         4.33%   5.06%    6.24%
Blended Index(4)          11.02%   6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  CASH MANAGEMENT
                                     PORTFOLIO
                                  ---------------


1997                                    5.22%
1998                                    5.05%
1999                                    4.87%
2000                                    6.06%
2001                                    3.67%
2002                                    1.40%
2003                                    0.63%
2004                                    0.86%
2005                                    2.76%
2006                                    4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                    1       5        10
                                   YEAR   YEARS    YEARS
                                  -----   -----    -----


Class 1 shares                    4.63%   2.05%    3.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


SUNAMERICA SERIES TRUST                 8

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Federated Investment Management Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return with only moderate price risk. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in fixed income securities (corporate bonds).

The Subadviser seeks to enhance the Portfolio's performance by allocating relatively more of its portfolio to the security type that the Subadviser expects to offer the best balance between current income and risk. The Subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or "junk bonds." The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in derivatives, including options and futures (up to 10% of net assets), and credit, currency and total return swaps and interest rate swaps, caps, floors and collars (up to 10% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to

SUNAMERICA SERIES TRUST                 9

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------


enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   CORPORATE BOND
                                      PORTFOLIO
                                   --------------


1997                                    10.90%
1998                                     6.05%
1999                                    -1.85%
2000                                     5.03%
2001                                     7.59%
2002                                     7.46%
2003                                    11.94%
2004                                     6.82%
2005                                     1.85%
2006                                     5.92%


Best Quarter:  5.39% (quarter ended 06/30/03)

Worst Quarter:  -1.90% (quarter ended 06/30/04)

Year-to-date calendar return:  1.87% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares             5.92%    6.75%    6.10%
Lehman Brothers U.S.
Credit Index(1)            4.26%    5.90%    6.56%
Merrill Lynch High Yield
Master II Index(2)        11.77%    9.86%    6.61%
Blended Index(3)           6.11%    6.93%    6.62%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
(3) The Blended Index consists of 75% Lehman Brothers U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index.



SUNAMERICA SERIES TRUST                10

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

SUNAMERICA SERIES TRUST                11

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   DAVIS VENTURE
                                  VALUE PORTFOLIO
                                  ---------------


1997                                    34.32%
1998                                    13.73%
1999                                    16.11%
2000                                     9.47%
2001                                   -11.32%
2002                                   -16.77%
2003                                    33.16%
2004                                    13.50%
2005                                    10.60%
2006                                    15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            15.32%    9.92%   10.70%
S&P 500(R) Index(1)       15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                12

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of

SUNAMERICA SERIES TRUST                13

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EMERGING MARKETS
                                    PORTFOLIO
                                ----------------


1998                                 -24.27%
1999                                  77.45%
2000                                 -36.38%
2001                                  -1.76%
2002                                  -7.14%
2003                                  52.61%
2004                                  24.52%
2005                                  37.23%
2006                                  31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE
                           YEAR    YEARS    INCEPTION(1)
                          ------   -----    ------------


Class 1 shares            31.14%   26.00%       8.71%
MSCI Emerging Markets
Free Index(2)             32.59%   26.97%       8.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                14

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
FAF Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)). The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500(R).

The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2006, market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion.

The Subadviser believes that the Portfolio's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500(R), depending on the size of the Portfolio. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500(R).

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500(R). The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500(R) and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the S&P 500 Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index's performance precisely. However, the Subadviser believes there should be a close correlation between the Portfolio's performance and that of the S&P 500 Index in both rising and falling markets.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

DERIVATIVES RISK. The use of derivatives involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments.

FAILURE TO MATCH INDEX PERFORMANCE. The ability of the Portfolio to replicate the performance of the S&P 500(R) may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                15

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EQUITY INDEX
                                  PORTFOLIO
                                ------------


1999                                17.14%
2000                                -9.46%
2001                               -12.26%
2002                               -22.42%
2003                                27.80%
2004                                10.33%
2005                                 4.33%
2006                                15.27%


Best Quarter:  15.08% (quarter ended 06/30/03)

Worst Quarter:  -17.20% (quarter ended 09/30/02)

Year-to-date calendar return:  0.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            15.27%   5.64%       3.48%
S&P 500(R) Index          15.79%   6.19%       4.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                16

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

     - Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
     - Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     - Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with

SUNAMERICA SERIES TRUST                17

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------


investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.69% to 0.76%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  EQUITY OPPORTUNITIES
                                        PORTFOLIO
                                  --------------------


1997                                      31.43%
1998                                      17.96%
1999                                       6.19%
2000                                       2.39%
2001                                      -2.33%
2002                                     -19.78%
2003                                      27.57%
2004                                       9.91%
2005                                       4.65%
2006                                      16.74%


Best Quarter:  16.96% (quarter ended 06/30/03)
Worst Quarter:  -19.38% (quarter ended 09/30/02)
Year-to-date calendar return:  -2.67% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            16.74%    6.56%   8.51%
S&P 500(R) Index(1)       15.79%    6.19%   8.42%
S&P 500/Citigroup Value
  Index(2)                20.80%    9.06%   9.27%
Russell 3000 Index(3)     15.72%    7.17%   8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The S&P 500/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500 Index across seven factors including: earnings-per-share growth rate, sales-per share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The S&P 500/Citigroup Value Index is unmanaged and market capitalization weighted.
(3) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.


SUNAMERICA SERIES TRUST                18

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Templeton Investment Counsel, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. When choosing equity investments for the Portfolio, the Subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The Subadviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio's foreign investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK. To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the

SUNAMERICA SERIES TRUST                19

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------


returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                    FOREIGN VALUE
                                      PORTFOLIO
                                    -------------


2003                                    34.47%
2004                                    19.82%
2005                                     9.92%
2006                                    27.01%


Best Quarter:  20.24% (quarter ended 06/30/03)

Worst Quarter:  -10.39% (quarter ended 03/31/03)

Year-to-date calendar return:  3.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1          SINCE
                           YEAR     INCEPTION(1)
                          ------    ------------


Class 3 shares            27.01%        21.79%
MSCI EAFE Index(2)        26.34%        24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.



SUNAMERICA SERIES TRUST                20

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay in kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                21

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                       HIGH YIELD
                                     BOND PORTFOLIO
                                     --------------


2003                                      31.16%
2004                                      17.27%
2005                                       8.57%
2006                                      14.42%


Best Quarter:  11.34% (quarter ended 06/30/03)

Worst Quarter:  -0.41% (quarter ended 03/31/05)

Year-to-date calendar return:  1.74% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares            14.42%       18.03%
Merrill Lynch High Yield
Master II Index(2)        11.77%       13.97%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.



SUNAMERICA SERIES TRUST                22

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio's net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

CURRENCY VOLATILITY RISK. The Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level

SUNAMERICA SERIES TRUST                23

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     INTERNATIONAL DIVERSIFIED
                                         EQUITIES PORTFOLIO
                                     -------------------------


2003                                           31.40%
2004                                           16.30%
2005                                           13.44%
2006                                           23.19%


Best Quarter:  15.83% (quarter ended 12/31/03)

Worst Quarter:  -8.29% (quarter ended 03/31/03)

Year-to-date calendar return:  4.10% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares            23.19%       19.21%
MSCI EAFE(R) Index(2)     26.34%       24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.




SUNAMERICA SERIES TRUST                24

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                25

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 INTERNATIONAL GROWTH
                                       & INCOME
                                       PORTFOLIO
                                 --------------------


1998                                     10.83%
1999                                     24.18%
2000                                      1.16%
2001                                    -22.24%
2002                                    -20.89%
2003                                     36.85%
2004                                     20.90%
2005                                     14.30%
2006                                     27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            27.06%   13.71%      8.51%
S&P/Citigroup World ex-
US Value Primary Markets
Index(2)                  27.22%   17.90%      9.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.


SUNAMERICA SERIES TRUST                26

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable growth of income and long term growth and appreciation. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest in securities of any market capitalization. The Portfolio may also invest in foreign securities (up to 20% of net assets).

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more).

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than

SUNAMERICA SERIES TRUST                27

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------


those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     MFS MASSACHUSETTS
                                      INVESTORS TRUST
                                         PORTFOLIO
                                     -----------------


2003                                       22.17%
2004                                       11.52%
2005                                        7.47%
2006                                       12.92%


Best Quarter:  13.58% (quarter ended 06/30/03)

Worst Quarter:  -4.07% (quarter ended 03/31/03)

Year-to-date calendar return:  0.94% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares            12.92%       13.81%
S&P 500(R) Index(2)       15.79%       15.99%



* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                28

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable current income, long term capital growth and conservation of capital. The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its net assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income securities may include corporate bonds, U.S. Government securities, pass-through securities, foreign government securities and junk bonds (up to 10% of net assets). The Portfolio may invest in foreign securities (up to 20% of net assets), including securities of issuers located in emerging markets.

The Portfolio focuses on investing its assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more). Generally, substantially all of the Portfolio's investments in debt instruments are investment grade.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENTS RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered

SUNAMERICA SERIES TRUST                29

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------


speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 3*
(Years Ended December 31)

(BAR CHART)


                                         MFS TOTAL
                                     RETURN PORTFOLIO
                                     ----------------


2003                                       16.56%
2004                                       11.02%
2005                                        2.79%
2006                                       11.68%


Best Quarter:  10.61% (quarter ended 06/30/03)

Worst Quarter:  -2.60% (quarter ended 03/31/03)

Year-to-date calendar return:  1.96% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3                   11.68%       10.88%
S&P 500 Index(2)          15.79%       15.99%
Lehman Brothers U.S.
  Aggregate Index(3)       4.33%        3.95%
Treasury Bills(4)          4.67%        2.46%
Blended Index(4)          10.58%       10.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



SUNAMERICA SERIES TRUST                30

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                31

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     MID-CAP GROWTH
                                        PORTFOLIO
                                     --------------


2003                                      36.85%
2004                                      13.78%
2005                                       2.89%
2006                                       2.38%


Best Quarter:  18.23% (quarter ended 06/30/03)

Worst Quarter:  -7.75% (quarter ended 06/30/06)

Year-to-date calendar return:  4.54% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares             2.38%       13.80%
Russell Midcap(R) Growth
Index(2)                  10.66%       20.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


SUNAMERICA SERIES TRUST                32

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the Subadviser determines to be undervalued.

The Subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock's expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

The Portfolio may invest significantly in technology companies and may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were

SUNAMERICA SERIES TRUST                33

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                         SMALL &
                                         MID CAP
                                     VALUE PORTFOLIO
                                     ---------------


2003                                      36.24%
2004                                      17.80%
2005                                       5.77%
2006                                      13.48%


Best Quarter:  19.62% (quarter ended 06/30/03)

Worst Quarter:  -7.37% (quarter ended 03/31/03)

Year-to-date calendar return:  7.11% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares            13.48%       19.42%
Russell 2500(TM)
  Index(2)                16.17%       21.70%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.



SUNAMERICA SERIES TRUST                34

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Franklin Advisory Services, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the Subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the Subadviser's opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The Subadviser employs a bottom-up stock selection process and the Subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL SIZED COMPANIES RISK. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.


SUNAMERICA SERIES TRUST                35

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                      SMALL COMPANY
                                     VALUE PORTFOLIO
                                     ---------------


2006                                      18.22%


Best Quarter:  13.84% (quarter ended 03/31/06)

Worst Quarter:  -2.28% (quarter ended 09/30/06)

Year-to-date calendar return:  3.13% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE
                           YEAR    INCEPTION(1)
                          ------   ------------


Class 3 shares            18.22%       13.71%
Russell 2000(R) Value
  Index(2)                23.48%       16.35%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 12, 2005.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


SUNAMERICA SERIES TRUST                36

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high income securities of issuers located throughout the world. The Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio's assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.

The Portfolio also may invest in U.S. and non-U.S. government fixed income securities and investment grade corporate bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods

SUNAMERICA SERIES TRUST                37

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------


compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  WORLDWIDE HIGH
                                 INCOME PORTFOLIO
                                 ----------------


1997                                   15.54%
1998                                  -17.07%
1999                                   19.31%
2000                                   -2.96%
2001                                   -3.20%
2002                                   -0.39%
2003                                   25.94%
2004                                    9.37%
2005                                    7.35%
2006                                    9.56%


Best Quarter:  10.43% (quarter ended 06/30/97)

Worst Quarter:  -24.35% (quarter ended 09/30/98)

Year-to-date calendar return:  2.21% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1        5       10
                           YEAR     YEARS    YEARS
                          ------   ------   ------


Class 1 shares             9.56%   10.04%    5.65%
First Boston High-Yield
Bond Index(1)             11.91%   11.07%    7.09%
J.P. Morgan EMBI Global
Index(2)                   9.88%   14.08%   10.67%
Blended Index(3)          10.92%   12.63%    9.07%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.
(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
(3) The Blended Index consists of 50% First Boston High-Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.



SUNAMERICA SERIES TRUST                38

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                               AGGRESSIVE GROWTH            ALLIANCE GROWTH              BALANCED
                                                   PORTFOLIO                   PORTFOLIO                PORTFOLIO
                                           ------------------------    -------------------------    -----------------
                                                    CLASS 1                     CLASS 1                  CLASS 1
                                           ------------------------    -------------------------    -----------------


Management Fees                                      0.72%                       0.61%                    0.64%
Service (12b-1) Fees                                 0.00%                       0.00%                    0.00%
Other Expenses(1)                                    0.09%                       0.05%                    0.10%
Total Annual Portfolio Operating
  Expenses(1)                                        0.81%                       0.66%                    0.74%

                                                CASH MANAGEMENT
                                                   PORTFOLIO
                                           -------------------------
                                                    CLASS 1
                                           -------------------------


Management Fees                                      0.45%
Service (12b-1) Fees                                 0.00%
Other Expenses(1)                                    0.05%
Total Annual Portfolio Operating
  Expenses(1)                                        0.50%




                                                CORPORATE BOND            DAVIS VENTURE VALUE        EMERGING MARKETS
                                                   PORTFOLIO                   PORTFOLIO               PORTFOLIO(4)
                                           ------------------------    -------------------------    -----------------
                                                    CLASS 1                     CLASS 1                  CLASS 1
                                           ------------------------    -------------------------    -----------------


Management Fees                                      0.55%                       0.71%                    1.11%
Service (12b-1) Fees                                 0.00%                       0.00%                    0.00%
Other Expenses(1)                                    0.05%                       0.05%                    0.29%
Total Annual Portfolio Operating
  Expenses(1)                                        0.60%                       0.76%                    1.40%

                                                  EQUITY INDEX
                                                  PORTFOLIO(2)
                                           -------------------------
                                                    CLASS 1
                                           -------------------------


Management Fees                                      0.40%
Service (12b-1) Fees                                 0.00%
Other Expenses(1)                                    0.27%
Total Annual Portfolio Operating
  Expenses(1)                                        0.67%




                                             EQUITY OPPORTUNITIES            FOREIGN VALUE           HIGH-YIELD BOND
                                                 PORTFOLIO(3)                  PORTFOLIO                PORTFOLIO
                                           ------------------------    -------------------------    -----------------
                                                    CLASS 1                     CLASS 3                  CLASS 3
                                           ------------------------    -------------------------    -----------------


Management Fees                                      0.76%                       0.83%                    0.62%
Service (12b-1) Fees                                 0.00%                       0.25%                    0.25%
Other Expenses(1)                                    0.07%                       0.09%                    0.06%
Total Annual Portfolio Operating
  Expenses(1)                                        0.83%                       1.17%                    0.93%

                                           INTERNATIONAL DIVERSIFIED
                                               EQUITIES PORTFOLIO
                                           -------------------------
                                                    CLASS 3
                                           -------------------------


Management Fees                                      0.83%
Service (12b-1) Fees                                 0.25%
Other Expenses(1)                                    0.11%
Total Annual Portfolio Operating
  Expenses(1)                                        1.19%




                                                                                                       MFS(R) TOTAL
                                           INTERNATIONAL GROWTH AND       MFS(R) MASSACHUSETTS            RETURN
                                               INCOME PORTFOLIO        INVESTORS TRUST PORTFOLIO        PORTFOLIO
                                           ------------------------    -------------------------    -----------------
                                                    CLASS 1                     CLASS 3                  CLASS 3
                                           ------------------------    -------------------------    -----------------


Management Fees                                      0.91%                       0.70%                    0.65%
Service (12b-1) Fees                                 0.00%                       0.25%                    0.25%
Other Expenses(1)                                    0.12%                       0.08%                    0.06%
Total Annual Portfolio Operating
  Expenses(1)                                        1.03%                       1.03%                    0.96%

                                                 MID-CAP GROWTH
                                                  PORTFOLIO(3)
                                           -------------------------
                                                    CLASS 3
                                           -------------------------


Management Fees                                      0.77%
Service (12b-1) Fees                                 0.25%
Other Expenses(1)                                    0.08%
Total Annual Portfolio Operating
  Expenses(1)                                        1.10%




                               SMALL & MID CAP VALUE    SMALL COMPANY VALUE     WORLDWIDE HIGH
                                     PORTFOLIO            PORTFOLIO(2)(5)      INCOME PORTFOLIO
                               ---------------------    -------------------    ----------------
                                      CLASS 3                 CLASS 3               CLASS 1
                               ---------------------    -------------------    ----------------


Management Fees                        0.94%                   1.00%                 0.80%
Service (12b-1) Fees                   0.25%                   0.25%                 0.00%
Other Expenses(1)                      0.06%                   0.60%                 0.17%
Total Annual Portfolio
  Operating Expenses(1)                1.25%                   1.85%                 0.97%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 or Class 3 would have been as follows:,


SUNAMERICA SERIES TRUST                39

FEES AND EXPENSES

--------------------------------------------------------------------------------


                                                Class 1       Class 3


Aggressive Growth Portfolio                       0.78%          N/A
Alliance Growth Portfolio                         0.65%          N/A
Davis Venture Value Portfolio*                    0.76%          N/A
Emerging Markets Portfolio                        1.34%          N/A
Equity Opportunities Portfolio                    0.79%          N/A
Foreign Value Portfolio*                           N/A          1.17%
International Growth and Income Portfolio         1.02%         1.26%
MFS(R) Massachusetts Investors Trust Portfolio     N/A          1.02%
MFS(R) Total Return Portfolio                      N/A          0.95%
Mid-Cap Growth Portfolio                           N/A          1.08%
Small & Mid Cap Value Portfolio                    N/A          1.23%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:


                                               Class 1   Class 3


Equity Index Portfolio                           0.55%      N/A
Small Company Value Portfolio                     N/A      1.85%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were 0.69% and 0.75%, respectively. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1 shares of the Equity Opportunities Portfolio were 0.76%, and for Class 3 shares of the Mid-Cap Growth Portfolio were 1.08%.

    (4) "Other Expenses" for the Emerging Markets Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by this fund as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the fund, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (2) and are included in "Total Annual Portfolio Operating Expenses":



                                                          Class 3


Small Company Value Portfolio                               0.32%


        As of January 31, 2007, the Portfolio listed above had a balance subject to recoupment by the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*
  (Class 1 shares).....................................   $ 83      $259     $  450    $1,002
Alliance Growth Portfolio*
  (Class 1 shares).....................................     67       211        368       822

SUNAMERICA SERIES TRUST                40

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Balanced Portfolio
  (Class 1 shares).....................................   $ 76      $237     $  411    $  918
Cash Management Portfolio
  (Class 1 shares).....................................     51       160        280       628
Corporate Bond Portfolio
  (Class 1 shares).....................................     61       192        335       750
Davis Venture Value Portfolio*
  (Class 1 shares).....................................     78       243        422       942
Emerging Markets Portfolio*
  (Class 1 shares).....................................    143       443        766     1,680
Equity Index Portfolio*
  (Class 1 shares).....................................     68       214        373       835
Equity Opportunities Portfolio *
  (Class 1 shares).....................................     85       265        460     1,025
Foreign Value Portfolio*
  (Class 3 shares).....................................    119       372        644     1,420
High Yield Bond Portfolio
  (Class 3 shares).....................................     95       296        515     1,143
International Diversified Equities Portfolio
  (Class 3 shares).....................................    121       378        654     1,443
International Growth and Income Portfolio*
  (Class 1 shares).....................................    105       328        569     1,259
MFS(R) Massachusetts Investors Trust Portfolio*
  (Class 3 shares).....................................    105       328        569     1,259
MFS(R) Total Return Portfolio*
  (Class 3 shares).....................................     98       306        531     1,178
Mid-Cap Growth Portfolio*
  (Class 3 shares).....................................    112       350        606     1,340
Small Company Value Portfolio*
  (Class 3 shares).....................................    188       582      1,001     2,169
Small & Mid Cap Value Portfolio*
  (Class 3 shares).....................................    127       397        686     1,511
Worldwide High Income Portfolio
  (Class 1 shares).....................................     99       309        536     1,190


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio
  (Class 1 shares)............................................   $ 80      $249      $433     $  966

SUNAMERICA SERIES TRUST                41

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------

Alliance Growth Portfolio
  (Class 1 shares)............................................   $ 66      $208      $362     $  810
Davis Venture Value Portfolio+
  (Class 1 shares)............................................     78       243       422        942
Emerging Markets Portfolio
  (Class 1 shares)............................................    136       425       734      1,613
Equity Index Portfolio
  (Class 1 shares)............................................     56       176       307        689
Equity Opportunities Portfolio
  (Class 1 shares)............................................     81       252       439        978
Foreign Value Portfolio+
  (Class 3 shares)............................................    119       372       644      1,420
International Growth and Income Portfolio
  (Class 1 shares)............................................    104       325       563      1,248
MFS(R) Massachusetts Investors Trust Portfolio
  (Class 3 shares)............................................    104       325       563      1,248
MFS(R) Total Return Portfolio
  (Class 3 shares)............................................     97       303       525      1,166
Mid-Cap Growth Portfolio
  (Class 3 shares)............................................    110       343       595      1,317
Small Company Value Portfolio
  (Class 3 shares)............................................    156       483       834      1,824
Small & Mid Cap Value Portfolio
  (Class 3 shares)............................................    125       390       676      1,489


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                42

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk

CORPORATE BOND PORTFOLIO. The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small- and Medium-Sized Companies Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term

SUNAMERICA SERIES TRUST                43

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

EQUITY INDEX PORTFOLIO. The Portfolio make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

     -  Market Volatility Risk
     -  Medium Sized Companies Risk

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

FOREIGN VALUE PORTFOLIO. The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

HIGH-YIELD BOND PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Short Sales Risk

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay in kind (PIK)

SUNAMERICA SERIES TRUST                44

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MFS(R) TOTAL RETURN PORTFOLIO. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay in kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Prepayment Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

SMALL & MID CAP VALUE PORTFOLIO. The Portfolio also may invest in derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments; and engage in short sales, currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject are as follows:

     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Short Sales Risk

SMALL COMPANY VALUE PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Sector Risk

WORLDWIDE HIGH INCOME PORTFOLIO. The Portfolio may also invest in hybrid instruments; options and futures; illiquid securities (up to 15% of net assets and forward commitments. The Portfolio may engage in currency transactions. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                45

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a


SUNAMERICA SERIES TRUST                46

GLOSSARY

--------------------------------------------------------------------------------


        principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of

SUNAMERICA SERIES TRUST                47

GLOSSARY

--------------------------------------------------------------------------------


emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.


SUNAMERICA SERIES TRUST                48

GLOSSARY

--------------------------------------------------------------------------------

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such

SUNAMERICA SERIES TRUST                49

GLOSSARY

--------------------------------------------------------------------------------


prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the

SUNAMERICA SERIES TRUST                50

GLOSSARY

--------------------------------------------------------------------------------


contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer,

SUNAMERICA SERIES TRUST                51

GLOSSARY

--------------------------------------------------------------------------------


such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. This may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


SUNAMERICA SERIES TRUST                52

GLOSSARY

--------------------------------------------------------------------------------

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                53

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Cash Management Portfolio                 0.45%
Corporate Bond Portfolio                  0.55%
Davis Venture Value Portfolio             0.71%
Emerging Markets Portfolio                1.11%
Equity Index Portfolio                    0.40%
Equity Opportunities Portfolio            0.69%*
Foreign Value Portfolio                   0.83%
High Yield Bond Portfolio                 0.62%
International Diversified Equities
  Portfolio                               0.83%
International Growth and Income
  Portfolio                               0.91%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.70%
MFS(R) Total Return Portfolio             0.65%
Mid-Cap Growth Portfolio                  0.75%*
Small & Mid Cap Value Portfolio           0.94%
Small Company Value Portfolio             1.00%
Worldwide High Income Portfolio           0.80%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio equal to 0.76% and 0.77%, respectively, of such Portfolio's average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"),

SUNAMERICA SERIES TRUST                54

MANAGEMENT

--------------------------------------------------------------------------------


also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined AllianceBernstein in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004.

SUNAMERICA SERIES TRUST                55

MANAGEMENT

--------------------------------------------------------------------------------


Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

FAF ADVISORS, INC. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2006, FAF had more than $100 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999 and is the director of FAF's Equity Risk Management and Quantitative Products. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

FEDERATED INVESTMENT MANAGEMENT COMPANY (FEDERATED) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio. Previously, the Subadviser for each of the Portfolio was Federated Investment Counseling. Both Federated and Federated Investment Counseling are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser did not change the portfolio manager for the Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2006, Federated and affiliated companies had approximately $237 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.


SUNAMERICA SERIES TRUST                56

MANAGEMENT

--------------------------------------------------------------------------------

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Mid-Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The MFS(R) Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS(R) Total Return Portfolio is managed by an investment team led by Brooks
A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1988 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a

SUNAMERICA SERIES TRUST                57

MANAGEMENT

--------------------------------------------------------------------------------


Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2006, MSIM Inc. together with its affiliated asset management companies had approximately $492 billion in assets under management.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. The High Yield Team includes Joshua Givelber. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Sadler and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from

SUNAMERICA SERIES TRUST                58

MANAGEMENT

--------------------------------------------------------------------------------


1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Sadler joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                59

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                60

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 3 shares of certain Portfolios are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these

SUNAMERICA SERIES TRUST                61

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that

SUNAMERICA SERIES TRUST                62

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                63

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 or Class 3 Portfolio share. Class 1 or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

--------------------------------------------------------------------------------


                                       NET
                         NET        REALIZED         TOTAL          DIVIDENDS         DIVIDENDS
          NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET      FROM NET                      NET ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-           REALIZED                        VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT              MENT            GAIN ON          TOTAL          END OF
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME         INVESTMENTS    DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------



                                             Cash Management Portfolio -- Class 1
01/31/03    $11.07      $0.15        $(0.02)         $0.13           $(0.37)             $--            $(0.37)        $10.83
01/31/04     10.83       0.08          0.00           0.08            (0.23)              --             (0.23)         10.68
01/31/05     10.68       0.10         (0.01)          0.09            (0.08)              --             (0.08)         10.69
01/31/06     10.69       0.32            --           0.32            (0.09)              --             (0.09)         10.92
01/31/07     10.92       0.52         (0.01)          0.51            (0.28)              --             (0.28)         11.15
                                              Corporate Bond Portfolio -- Class 1
01/31/03     11.17       0.80         (0.02)          0.78            (0.71)              --             (0.71)         11.24
01/31/04     11.24       0.69          0.71           1.40            (0.72)              --             (0.72)         11.92
01/31/05     11.92       0.65          0.07           0.72            (0.62)              --             (0.62)         12.02
01/31/06     12.02       0.62         (0.44)          0.18            (0.55)              --             (0.55)         11.65
01/31/07     11.65       0.65          0.02           0.67            (0.53)              --             (0.53)         11.79

                         NET                    RATIO OF NET
                       ASSETS      RATIO OF      INVESTMENT
                       END OF      EXPENSES       INCOME TO
 PERIOD     TOTAL      PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------------



                   Cash Management Portfolio -- Class 1
01/31/03     1.22%    $457,994       0.52%          1.37%           --%
01/31/04     0.72      244,351       0.54           0.69            --
01/31/05     0.86      227,570       0.56           0.90            --
01/31/06     3.04      191,254       0.54           2.91            --
01/31/07     4.71      216,529       0.50           4.63            --
                   Corporate Bond Portfolio -- Class 1
01/31/03     7.17      263,378       0.65           7.17            46(1)
01/31/04    12.67      277,860       0.64           5.89            48(1)
01/31/05     6.18      279,090       0.63           5.46            33(1)
01/31/06     1.60      280,564       0.62           5.23            44
01/31/07     5.82      285,098       0.60           5.53            41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      2003  2004  2005
                                                                      ----  ----  ----

Corporate Bond......................................................  45%    46%   32%




SUNAMERICA SERIES TRUST                64

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                         NET                                           DIVIDENDS
                           NET        REALIZED         TOTAL          DIVIDENDS         FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-          GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT              MENT           INVEST-         TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME           MENTS      DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                            High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03      $5.21       $0.18        $ 0.28         $ 0.46            $   --            $--           $   --        $5.67
01/31/04       5.67        0.54          1.22           1.76             (0.45)            --            (0.45)        6.98
01/31/05       6.98        0.57          0.37           0.94             (0.64)            --            (0.64)        7.28
01/31/06       7.28        0.54          0.17           0.71             (0.75)            --            (0.75)        7.24
01/31/07       7.24        0.51          0.35           0.86             (0.58)            --            (0.58)        7.52
                                         Worldwide High Income Portfolio -- Class 1
01/31/03       7.65        0.67         (0.72)         (0.05)            (1.06)            --            (1.06)        6.54
01/31/04       6.54        0.52          1.11           1.63             (0.63)            --            (0.63)        7.54
01/31/05       7.54        0.56          0.07           0.63             (0.49)            --            (0.49)        7.68
01/31/06       7.68        0.52          0.10           0.62             (0.63)            --            (0.63)        7.67
01/31/07       7.67        0.48          0.13           0.61             (0.60)            --            (0.60)        7.68

--------------------------------------------------------------------------------
                          NET                    RATIO OF NET
                         ASSETS     RATIO OF      INVESTMENT
                         END OF     EXPENSES        INCOME
  PERIOD      TOTAL      PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS     NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                      High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03       8.83%    $ 3,165       1.04%+         10.74%+        121%(2)
01/31/04      31.84      28,897       0.97            8.51          125(2)
01/31/05      14.36      42,599       0.97            8.31           88(2)
01/31/06      10.41      54,144       0.99(1)         7.48(1)        71
01/31/07      12.19      92,275       0.93            6.95           60
                   Worldwide High Income Portfolio -- Class 1
01/31/03       0.45      77,847       1.15            9.55          103(2)
01/31/04      25.40      92,530       1.15            7.16          149(2)
01/31/05       8.64      86,357       1.13            7.37           90(2)
01/31/06       8.49      80,462       0.97            6.69           48
01/31/07       8.27      74,677       0.97            6.26           42



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
+    Annualized
@    Inception date of class
(1)  Gross of custody credits of 0.01%.
(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                    2003  2004  2005
                                                                    ----  ----  ----

High-Yield Bond...................................................  121%   125%  88%
Worldwide High Income.............................................  103    149   90




SUNAMERICA SERIES TRUST                65

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                                 Balanced Portfolio -- Class 1
01/31/03      $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)      $   --         $(0.34)      $11.59     (14.95)%
01/31/04       11.59       0.18          1.95           2.13         (0.29)          --          (0.29)       13.43      18.51
01/31/05       13.43       0.28          0.32           0.60         (0.21)          --          (0.21)       13.82       4.52
01/31/06       13.82       0.31          0.30           0.61         (0.35)          --          (0.35)       14.08       4.55(3)
01/31/07       14.08       0.36          1.10           1.46         (0.41)          --          (0.41)       15.13      10.46
                                             MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03      $13.61      $0.09        $ 0.27         $ 0.36        $   --       $   --         $   --       $13.97       2.65%
01/31/04       13.97       0.30          2.53           2.83         (0.59)          --          (0.59)       16.21      20.43
01/31/05       16.21       0.36          0.98           1.34         (0.03)          --          (0.03)       17.52       8.27
01/31/06       17.52       0.38          0.52           0.90         (0.35)       (0.85)         (1.20)       17.22       5.50
01/31/07       17.22       0.44          1.48           1.92         (0.39)       (0.61)         (1.00)       18.14      11.46

---------------------------------------------------------------------
               NET                    RATIO OF NET
             ASSETS      RATIO OF      INVESTMENT
             END OF      EXPENSES        INCOME
  PERIOD     PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------

                    Balanced Portfolio -- Class 1
01/31/03    $310,531       0.68%          1.91%          611%(2)
01/31/04     318,419       0.69           1.45           187(2)
01/31/05     275,323       0.72(1)        2.03(1)        192(2)
01/31/06     224,250       0.73(1)        2.16(1)        227
01/31/07     191,204       0.74           2.50           141
                MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03    $  6,325       0.98%+(1)      2.24%+(1)       73%(2)
01/31/04      59,339       0.99(1)        2.05(1)         56(2)
01/31/05     141,874       0.99(1)        2.19(1)         64(2)
01/31/06     205,505       0.96(1)        2.22(1)         44
01/31/07     332,382       0.96(1)        2.58(1)         51



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----

Balanced Class 1....................................    --%   --% 0.00% 0.02%   --%
MFS Total Return Class 3............................  0.01  0.02  0.02  0.01  0.01






 (2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%
MFS Total Return...........................................    68    49    60



(3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SUNAMERICA SERIES TRUST                66

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                              Equity Index Portfolio -- Class 1
01/31/03    $ 9.59      $0.09        $(2.33)        $(2.24)       $(0.08)       $--           $(0.08)      $ 7.27     (23.31)%
01/31/04      7.27       0.10          2.34           2.44         (0.09)        --            (0.09)        9.62      33.68
01/31/05      9.62       0.14          0.40           0.54         (0.11)        --            (0.11)       10.05       5.65
01/31/06     10.05       0.14          0.84           0.98         (0.17)        --            (0.17)       10.86       9.86
01/31/07     10.86       0.16          1.34           1.50         (0.18)        --            (0.18)       12.18      13.89

---------------------------------------------------------------------------
            NET
           ASSETS     RATIO OF          RATIO OF NET
           END OF     EXPENSES           INVESTMENT
 PERIOD    PERIOD    TO AVERAGE            INCOME           PORTFOLIO
  ENDED    (000S)    NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
---------------------------------------------------------------------------

                  Equity Index Portfolio -- Class 1
01/31/03  $37,586       0.55%(1)            1.07%(1)            4%
01/31/04   49,616       0.55(1)             1.19(1)             1
01/31/05   46,789       0.55(1)             1.42(1)             4
01/31/06   41,634       0.55(1)(2)          1.30(1)(2)          2
01/31/07   37,909       0.55(1)             1.38(1)             2



--------
 *  Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                              EXPENSES                 NET INVESTMENT INCOME (LOSS)
                                 ---------------------------------  ---------------------------------
                                  1/03   1/04   1/05   1/06   1/07   1/03   1/04   1/05   1/06   1/07
                                 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----


Equity Index Class 1...........  0.58%  0.62%  0.63%  0.63%  0.67%  1.04%  1.12%  1.34%  1.24%  1.28%


(2) Net of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                67

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                          Equity Opportunities Portfolio -- Class 1
01/31/03    $14.84      $0.19        $(3.27)        $(3.08)       $(0.15)      $   --         $(0.15)      $11.61     (20.76)%
01/31/04     11.61       0.21          3.63           3.84         (0.21)          --          (0.21)       15.24      33.25
01/31/05     15.24       0.23          0.82           1.05         (0.23)          --          (0.23)       16.06       6.95(2)
01/31/06     16.06       0.25          1.09           1.34         (0.26)          --          (0.26)       17.14       8.50
01/31/07     17.14       0.28          2.35           2.63         (0.30)       (0.21)         (0.51)       19.26      15.51

----------------------------------------------------------------------
                                       RATIO OF NET
             NET                        INVESTMENT
           ASSETS        RATIO OF         INCOME
           END OF        EXPENSES       TO AVERAGE
 PERIOD    PERIOD       TO AVERAGE          NET        PORTFOLIO
  ENDED    (000S)     NET ASSETS(1)      ASSETS(1)      TURNOVER
----------------------------------------------------------------------

            Equity Opportunities Portfolio -- Class 1
01/31/03  $191,653         0.76%           1.41%           32%
01/31/04   224,293         0.84            1.55            31
01/31/05   203,016         0.80            1.47            54
01/31/06   176,962         0.76            1.46            55
01/31/07   157,526         0.76            1.54            59



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----



Equity Opportunities Class 1........................  0.01% 0.07% 0.04% 0.05% 0.04%




SUNAMERICA SERIES TRUST                68

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                            Davis Venture Value Portfolio -- Class 1
01/31/03    $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)       $--           $(0.12)      $17.21     (15.79)%
01/31/04     17.21       0.21           6.47            6.68         (0.17)        --            (0.17)       23.72      38.95
01/31/05     23.72       0.24           2.20            2.44         (0.22)        --            (0.22)       25.94      10.35
01/31/06     25.94       0.28           3.25            3.53         (0.28)        --            (0.28)       29.19      13.71
01/31/07     29.19       0.28           4.06            4.34         (0.31)        --            (0.31)       33.22      14.96(2)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES          INCOME
 PERIOD     PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED     (000S)          ASSETS         NET ASSETS      TURNOVER
-------------------------------------------------------------------------

              Davis Venture Value Portfolio -- Class 1
01/31/03  $1,612,985         0.75%            0.81%           17%
01/31/04   2,004,101         0.77             1.03            13
01/31/05   1,913,355         0.79(1)          1.03(1)          9
01/31/06   1,819,150         0.76(1)          1.03(1)         14
01/31/07   1,720,746         0.76(1)          0.91(1)         16



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                69

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Alliance Growth Portfolio -- Class 1
01/31/03    $19.41      $0.03        $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04     13.53       0.05          4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05     17.84       0.06          0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06     18.08       0.02          5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07     23.09       0.01         (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES      INCOME (LOSS)
 PERIOD     PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED     (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 1
01/31/03  $1,007,655         0.65%            0.19%           51%
01/31/04   1,105,466         0.68             0.27            63
01/31/05     873,722         0.70             0.31            82
01/31/06     878,869         0.66             0.10            66
01/31/07     640,828         0.66             0.07            91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%




SUNAMERICA SERIES TRUST                70

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                   MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03      $ 8.20      $0.02          $0.13           $0.15          $   --           $--            $   --       $ 8.35
01/31/04        8.35       0.05           2.23            2.28           (0.06)           --             (0.06)       10.57
01/31/05       10.57       0.06           0.87            0.93           (0.07)           --             (0.07)       11.43
01/31/06       11.43       0.05           1.32            1.37           (0.07)           --             (0.07)       12.73
01/31/07       12.73       0.10           1.35            1.45           (0.06)           --             (0.06)       14.12

-------------------------------------------------------------------------------------
                          NET                       RATIO OF NET
                         ASSETS      RATIO OF        INVESTMENT
                         END OF    EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD    AVERAGE NET         AVERAGE        PORTFOLIO
   ENDED    RETURN**     (000S)     ASSETS(1)       NET ASSETS(1)      TURNOVER
-------------------------------------------------------------------------------------

                MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03       1.83%    $ 1,353        0.99%+           0.53%+            65%
01/31/04      27.40      16,650        1.08             0.50              93
01/31/05       8.82      35,551        1.06             0.45              78
01/31/06      12.04      49,378        1.03             0.37              45
01/31/07      11.45      57,649        1.03             0.73              27



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                 ---------------------------------
                                                  1/03   1/04   1/05   1/06   1/07
                                                 ---------------------------------

MFS Massachusetts Investors Trust Class 3......  0.02%  0.05%  0.02%  0.01%  0.01%




SUNAMERICA SERIES TRUST                71

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                          Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06      $16.88      $(0.08)        $1.35           $1.27          $(0.11)         $(0.94)         $(1.05)      $17.10
01/31/07       17.10       (0.03)         2.02            1.99              --           (1.33)          (1.33)       17.76

----------------------------------------------------------------------------------
                          NET                      RATIO OF NET
                         ASSETS      RATIO OF       INVESTMENT
                         END OF    EXPENSES TO    INCOME (LOSS)
  PERIOD      TOTAL      PERIOD    AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)       ASSETS        NET ASSETS      TURNOVER
----------------------------------------------------------------------------------

                     Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06       8.55%    $   110        1.85%+(1)      (0.54)%+(1)      16%
01/31/07      12.24      28,910        1.85(1)        (0.19)(1)         7



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                           EXPENSES                    NET INVESTMENT INCOME (LOSS)
                              ----------------------------------   ------------------------------------
                              1/03   1/04   1/05    1/06    1/07   1/03   1/04   1/05    1/06      1/07
                              ----   ----   ----   -----   -----   ----   ----   ----   -----     -----


Small Company Value Class
  3.........................   --%    --%    --%   2.03%   1.53%    --%    --%    --%   (0.72)%   0.13%




SUNAMERICA SERIES TRUST                72

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                           NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
            NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                            Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03      $ 5.47      $(0.01)       $ 0.33          $ 0.32        $   --        $   --         $--            $   --
01/31/04        5.79       (0.05)         2.55            2.50            --            --          --                --
01/31/05        8.29       (0.07)         0.46            0.39            --            --          --                --
01/31/06        8.68       (0.05)         1.10            1.05            --            --          --                --
01/31/07        9.73        0.00          0.09            0.09            --            --          --                --
                                           Aggressive Growth Portfolio -- Class 1
01/31/03        8.84       (0.02)        (2.13)          (2.15)        (0.02)        (0.00)         --             (0.02)
01/31/04        6.67       (0.03)         2.22            2.19            --            --          --                --
01/31/05        8.86       (0.02)         1.26            1.24            --            --          --                --
01/31/06       10.10        0.01          1.50            1.51            --            --          --                --
01/31/07       11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)

--------------------------------------------------------------------------------------------
              NET                    NET                     RATIO OF NET
             ASSET                 ASSETS      RATIO OF       INVESTMENT
             VALUE                 END OF      EXPENSES     INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------------------

                             Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03    $ 5.79       5.85%    $  2,406       $1.04%+(1)     (0.35)%+(1)     164%
01/31/04      8.29      43.18       32,377        1.12(1)       (0.77)(1)        92
01/31/05      8.68       4.70       55,283        1.09(1)       (0.82)(1)        79
01/31/06      9.73      12.10       75,391        1.07(1)       (0.58)(1)        83
01/31/07      9.82       0.92       84,072        1.08(1)        0.01(1)        143
                           Aggressive Growth Portfolio -- Class 1
01/31/03      6.67     (24.28)     156,449        0.77          (0.24)          150
01/31/04      8.86      32.83      198,390        0.79          (0.39)          103
01/31/05     10.10      14.00      189,042        0.80(1)       (0.26)(1)        89
01/31/06     11.61      14.95      174,880        0.79(1)        0.05(1)        121
01/31/07     12.98      11.92      150,208        0.81(1)        0.56(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----

Mid-Cap Growth Class 3...........................  0.02% 0.05% 0.02% 0.03% 0.02%
Aggressive Growth Class 1........................    --    --  0.00  0.05  0.03




SUNAMERICA SERIES TRUST                73

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                          Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03      $ 9.22      $ 0.01         $0.63           $0.64          $(0.00)         $   --          $   --       $ 9.86
01/31/04        9.86       (0.02)         4.16            4.14           (0.00)          (0.07)          (0.07)       13.93
01/31/05       13.93        0.07          1.74            1.81           (0.04)          (0.47)          (0.51)       15.23
01/31/06       15.23        0.02          2.28            2.30              --           (0.06)          (0.06)       17.47
01/31/07       17.47        0.10          1.60            1.70           (0.01)          (1.02)          (1.03)       18.14

--------------------------------------------------------------------------------------
                           NET                       RATIO OF NET
                         ASSETS       RATIO OF        INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD     AVERAGE NET       AVERAGE NET      PORTFOLIO
   ENDED    RETURN**     (000S)        ASSETS           ASSETS          TURNOVER
--------------------------------------------------------------------------------------

                     Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03       6.98%    $  2,618        1.75%+(1)         0.41%+(1)         7%
01/31/04      41.99       42,387        1.75(1)          (0.21)(1)         16
01/31/05      12.99      134,471        1.41(1)(2)        0.32(1)(2)       21
01/31/06      15.18      208,937        1.31(2)           0.08(2)          33
01/31/07      10.12      291,463        1.25(2)           0.58(2)          41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT
                                                                     INCOME (LOSS)
                                                                -----------------------
                                             EXPENSES
                                      ----------------------
                                       1/03     1/04    1/05     1/03     1/04     1/05
                                      ------   -----   -----    -----    -----    -----


Small & Mid Cap Value Class 3......   5.62%+   1.56%   1.40%    (3.47)%+ (0.02)%  0.34%



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04   1/05   1/06   1/07
                                                   ----  ----  -----  -----  -----


Small & Mid-Cap Value Class 3....................   --%   --%  0.04%  0.03%  0.02%




SUNAMERICA SERIES TRUST                74

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                       NET                       DECLARED    DIVIDENDS
             NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
            ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                     International Growth and Income Portfolio -- Class 1
01/31/03    $ 9.07      $0.09        $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04      7.15       0.12          3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05     10.21       0.09          1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06     11.73       0.21          2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07     14.33       0.33          2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57

--------------------------------------------------------------------
             NET                     RATIO OF NET
           ASSETS      RATIO OF       INVESTMENT
           END OF      EXPENSES     INCOME (LOSS)
 PERIOD    PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED    (000S)     NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------

     International Growth and Income Portfolio -- Class 1
01/31/03  $177,883       1.22%           1.08%          264%
01/31/04   232,740       1.25(1)         1.41(1)        108
01/31/05   262,167       1.24(1)         0.79(1)         67
01/31/06   283,464       1.10(1)         1.68(1)         79
01/31/07   316,711       1.03(1)         2.16(1)         97



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                1/03   1/04   1/05   1/06   1/07
                                                ----   ----   ----   ----   ----


International Growth and Income Class 1......    --%   0.05%  0.02%  0.03%  0.01%




SUNAMERICA SERIES TRUST                75

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                    International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03    $ 5.49      $  --         $(0.33)         $(0.33)       $   --        $   --        $   --          $   --
01/31/04        5.16       0.01           1.99            2.00         (0.27)           --            --           (0.27)
01/31/05        6.89       0.03           0.84            0.87         (0.14)           --            --           (0.14)
01/31/06        7.62       0.08           1.72            1.80         (0.11)           --            --           (0.11)
01/31/07        9.31       0.14           1.43            1.57         (0.02)           --            --           (0.02)
                                             Emerging Markets Portfolio Class 1
01/31/03        6.79       0.02          (0.74)          (0.72)        (0.02)        (0.00)           --           (0.02)
01/31/04        6.05       0.10           3.59            3.69            --            --            --              --
01/31/05        9.74       0.09           1.83            1.92         (0.11)           --            --           (0.11)
01/31/06       11.55       0.22           5.99            6.21         (0.05)           --            --           (0.05)
01/31/07       17.71       0.20           2.44            2.64         (0.18)           --         (3.05)          (3.23)

---------------------------------------------------------------------------------------------
              NET                    NET                      RATIO OF NET
             ASSET                 ASSETS       RATIO OF       INVESTMENT
             VALUE                 END OF     EXPENSES TO    INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------------------

                     International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03  $ 5.16      (6.01)%   $  2,480        1.33%+         (0.29)%+         48%
01/31/04      6.89      39.29       39,947        1.48            0.11            49
01/31/05      7.62      12.79      106,732        1.50(1)         0.41(1)         25
01/31/06      9.31      23.83      178,666        1.34            1.05            19
01/31/07     10.86      16.92      271,514        1.19            1.49            13
                              Emerging Markets Portfolio Class 1
01/31/03      6.05     (10.63)      63,377        1.53            0.43           118
01/31/04      9.74      60.99      104,999        1.66(1)         1.27(1)        112
01/31/05     11.55      19.92      110,010        1.60(1)         0.89(1)         76
01/31/06     17.71      53.84      177,187        1.51(1)         1.58(1)        147
01/31/07     17.12      17.92      173,451        1.40(1)         1.20(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                     1/04   1/05   1/06   1/07
                                                     ----   ----   ----   ----


International Diversified Equities Class 3........     --%  0.00%    --%    --%
Emerging Markets Class 1..........................   0.11   0.03   0.10   0.06




SUNAMERICA SERIES TRUST                76

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                              Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03    $ 9.20      $(0.03)       $(0.03)         $(0.06)       $   --        $(0.03)       $   --          $(0.03)
01/31/04        9.11        0.00          3.93            3.93          0.00            --         (0.10)          (0.10)
01/31/05       12.94        0.12          1.79            1.91         (0.13)           --         (0.27)          (0.40)
01/31/06       14.45        0.21          2.29            2.50            --            --         (0.02)          (0.02)
01/31/07       16.93        0.34          3.42            3.76         (0.17)           --         (0.25)          (0.42)

--------------------------------------------------------------------------------------------
                                                             RATIO OF NET
              NET                    NET                      INVESTMENT
             ASSET                 ASSETS       RATIO OF        INCOME
             VALUE                 END OF     EXPENSES TO      (LOSS) TO
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET     AVERAGE NET    PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS         ASSETS        TURNOVER
--------------------------------------------------------------------------------------------

                            Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03  $ 9.11      (0.64)%   $  4,099        2.05%+(1)      (1.04)%+(1)      1%
01/31/04     12.94      43.18       63,404        1.76(1)         0.00(1)         7
01/31/05     14.45      14.74      190,704        1.43(1)(2)      0.95(1)(2)     13
01/31/06     16.93      17.35      322,494        1.25(2)         1.41(2)         8
01/31/07     20.27      22.48      453,154        1.17            1.87           13



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                    NET INVESTMENT
                                                 EXPENSES            INCOME (LOSS)
                                            -----------------    --------------------
                                            1/03   1/04  1/05     1/03    1/04   1/05
                                            ----   ----  ----    -----    ----   ----


Foreign Value Class 3.....................  6.21%+ 1.58% 1.42%   (5.20)%+ 0.18%  0.96%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                            1/05   1/06   1/07
                                                            ----   ----   ----


Foreign Value Class 3....................................   0.01%  0.01%  0.00%




SUNAMERICA SERIES TRUST                77

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                78

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                      (Class 1, Class 2 and Class 3 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Blue Chip Growth Portfolio
     -  Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)
     -  Cash Management Portfolio
     -  Corporate Bond Portfolio
     -  Davis Venture Value Portfolio
     -  "Dogs" of Wall Street Portfolio
     -  Emerging Markets Portfolio
     - Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
     -  Foreign Value Portfolio
     -  Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager
        Portfolio)
     -  Global Bond Portfolio
     -  Global Equities Portfolio
     -  Growth-Income Portfolio
     -  Growth Opportunities Portfolio
     -  High-Yield Bond Portfolio
     -  International Diversified Equities Portfolio
     -  International Growth and Income Portfolio
     -  Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)
     -  MFS(R) Massachusetts Investors Trust Portfolio
     -  MFS(R) Total Return Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Real Estate Portfolio
     -  Small & Mid Cap Value Portfolio
     -  Small Company Value Portfolio
     -  Technology Portfolio
     -  Telecom Utility Portfolio
     -  Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS.................................................   1

PORTFOLIO FACT SHEETS.............................................................   2
     Aggressive Growth Portfolio..................................................   2
     Alliance Growth Portfolio....................................................   4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio).................   6
     Blue Chip Growth Portfolio...................................................   8
     Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)........   10
     Cash Management Portfolio....................................................   12
     Corporate Bond Portfolio.....................................................   14
     Davis Venture Value Portfolio................................................   16
     "Dogs" of Wall Street Portfolio..............................................   18
     Emerging Markets Portfolio...................................................   20
     Equity Opportunities Portfolio (formerly, Federated American Leaders
       Portfolio).................................................................   22
     Foreign Value Portfolio......................................................   24
     Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio)....   26
     Global Bond Portfolio........................................................   28
     Global Equities Portfolio....................................................   30
     Growth-Income Portfolio......................................................   32
     Growth Opportunities Portfolio...............................................   34
     High-Yield Bond Portfolio....................................................   36
     International Diversified Equities Portfolio.................................   38
     International Growth and Income Portfolio....................................   40
     Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)........   42
     MFS(R) Massachusetts Investors Trust Portfolio...............................   44
     MFS(R) Total Return Portfolio................................................   46
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio).........   48
     Real Estate Portfolio........................................................   50
     Small & Mid Cap Value Portfolio..............................................   52
     Small Company Value Portfolio................................................   54
     Technology Portfolio.........................................................   56
     Telecom Utility Portfolio....................................................   58
     Worldwide High Income Portfolio..............................................   61

FEES & EXPENSES...................................................................   63
     Annual Portfolio Operating Expenses..........................................   63
     Expense Example..............................................................   65

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.......................................   71

GLOSSARY..........................................................................   76
     Investment Terminology.......................................................   76
     Risk Terminology.............................................................   81

MANAGEMENT........................................................................   86
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ..................................   86
     Information About the Subadvisers............................................   87
          AllianceBernstein L.P. .................................................   87
          Columbia Management Advisors, LLC.......................................   88
          Davis Selected Advisers, L.P. ..........................................   88
          Federated Investment Management Company.................................   88
          Franklin Advisory Services, LLC.........................................   89

          Goldman Sachs Asset Management-International............................   89
          J.P. Morgan Investment Management Inc. .................................   89
          Marsico Capital Management, LLC.........................................   90
          Massachusetts Financial Services Company................................   90
          Morgan Stanley Investment Management, Inc. .............................   90
          Oppenheimer Funds, Inc. ................................................   91
          Putnam Investment Management, LLC.......................................   91
          Templeton Investment Counsel, LLC.......................................   92
          Wells Capital Management, Incorporated..................................   92

     Information about the Distributor............................................   92
     Payments in Connection with Distribution.....................................   92
     Custodian, Transfer and Dividend Paying Agent................................   93

LEGAL PROCEEDINGS.................................................................   94

ACCOUNT INFORMATION...............................................................   95

FINANCIAL HIGHLIGHTS..............................................................   98

FOR MORE INFORMATION..............................................................   117

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and thirty of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1, 2 and/or 3 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portoflio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      AGGRESSIVE GROWTH
                          PORTFOLIO
                      -----------------


1997                         12.35%
1998                         17.43%
1999                         84.66%
2000                        -15.25%
2001                        -31.70%
2002                        -24.71%
2003                         28.57%
2004                         16.72%
2005                          8.73%
2006                         13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            13.30%    6.84%    6.98%       N/A             N/A
Class 2 shares            13.15%    6.69%     N/A       3.22%            N/A
Class 3 shares            13.01%     N/A      N/A        N/A           15.25%
Russell Midcap(R) Growth
  Index(2)                10.66%    8.22%    8.62%      7.08%          20.78%
Russell 3000(R) Index(3)  15.72%    7.17%    8.64%      5.87%          16.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       ALLIANCE GROWTH
                          PORTFOLIO
                       ---------------


1997                         31.43%
1998                         52.23%
1999                         33.07%
2000                        -19.47%
2001                        -14.00%
2002                        -31.26%
2003                         25.76%
2004                          7.94%
2005                         16.63%
2006                          0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10        SINCE          SINCE
                           YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          -----   -----    -----   ------------   ------------


Class 1 shares            0.76%    1.86%    7.30%       N/A             N/A
Class 2 shares            0.59%    1.70%     N/A       1.60%            N/A
Class 3 shares            0.50%     N/A      N/A        N/A           10.96%
Russell 1000(R) Growth
Index(2)                  9.07%    2.69%    5.44%      1.68%          13.24%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      BALANCED PORTFOLIO
                      ------------------


1997                         24.48%
1998                         24.61%
1999                         21.40%
2000                         -9.43%
2001                        -13.14%
2002                        -15.18%
2003                         15.07%
2004                          6.84%
2005                          1.89%
2006                         10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------



Class 1 shares            10.86%    3.33%    5.72%       N/A             N/A
Class 2 shares            10.72%    3.18%     N/A       2.32%            N/A
Class 3 shares            10.55%     N/A      N/A        N/A            7.71%
Russell 1000(R) Index(2)  15.46%    6.82%    8.64%      5.49%          16.59%
S&P 500(R)Index(3)        15.79%    6.19%    8.42%      4.92%          15.99%
Lehman Brothers U.S.
Aggregate Index(4)         4.33%    5.06%    6.24%      5.38%           3.95%
Blended Index(5)          11.02%    6.17%    7.95%      5.56%          11.35%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(4) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(5) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

"Blue chip" represents common stocks of a nationally known company that is well-established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The Adviser believes that superior returns will be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The Adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the Adviser searches for companies that demonstrate the following characteristics:

     -  Market leaders with competitive advantages
     -  Solid revenue growth
     - Consistent double-digit earnings growth in varying types of economic environments
     -  Opportunity for multiple expansion
     -  Strong management team

The Adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time

SUNAMERICA SERIES TRUST                 8

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                        BLUE CHIP
                    GROWTH PORTFOLIO
                    ----------------


2001                     -20.87%
2002                     -29.26%
2003                      25.98%
2004                       5.25%
2005                       2.49%
2006                       6.54%


Best Quarter:  12.86% (quarter ended 12/31/01)

Worst Quarter:  -19.10% (quarter ended 09/30/01)

Year-to-date calendar return:  1.44% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------



Class 1 shares             6.54%    0.48%       -5.20%           N/A            N/A
Class 2 shares             6.39%    0.34%         N/A          -0.78%           N/A
Class 3 shares             6.30%     N/A          N/A            N/A           9.32%
Russell 1000(R) Growth
  Index(2)                 9.07%    2.69%       -5.48%          1.68%         13.24%
S&P 500(R) Index(3)       15.79%    6.19%        1.36%          4.92%         15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                 9

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term. Equity investments include common stocks, convertible securities, warrants and rights.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities, although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks, registered investment companies, including exchange-traded funds (ETFs) and may invest significantly in technology companies.

The Portfolio invests mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Portfolio's managers believe may appreciate in value over the long term.

The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the managers look for:

     -  companies in business with above-average growth potential;
     - companies with growth rates that the portfolio managers believe are sustainable over time; and
     -  stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio's assets among different investments will vary over time based upon the managers' evaluation of economic and market trends.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the

SUNAMERICA SERIES TRUST                10

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     CAPITAL GROWTH
                        PORTFOLIO
                     --------------


2001                     -25.20%
2002                     -28.08%
2003                      25.33%
2004                      12.92%
2005                       3.61%
2006                      16.68%


Best Quarter:  15.61% (quarter ended 06/30/03)

Worst Quarter:  -23.15% (quarter ended 09/30/01)

Year-to-date calendar return:  0.90% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE          SINCE          SINCE
                           YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----   ------------   ------------   ------------


Class 1 shares            16.68%    4.23%      -1.58%          N/A             N/A
Class 2 shares            16.48%    4.06%        N/A          1.73%            N/A
Class 3 shares            16.43%     N/A         N/A           N/A           14.97%
S&P 500(R) Index(2)       15.79%    6.19%       1.36%         4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                11

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  CASH MANAGEMENT
                                     PORTFOLIO
                                  ---------------


1997                                    5.22%
1998                                    5.05%
1999                                    4.87%
2000                                    6.06%
2001                                    3.67%
2002                                    1.40%
2003                                    0.63%
2004                                    0.86%
2005                                    2.76%
2006                                    4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)

SUNAMERICA SERIES TRUST                12

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                         1       5        10        SINCE          SINCE
                        YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                       -----   -----    -----   ------------   ------------


Class 1 shares         4.63%    2.05%    3.50%       N/A            N/A
Class 2 shares         4.38%    1.89%     N/A       1.95%           N/A
Class 3 shares         4.39%     N/A      N/A        N/A           1.91%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.


SUNAMERICA SERIES TRUST                13

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Federated Investment Management Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return with only moderate price risk. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in fixed income securities (corporate bonds).

The Subadviser seeks to enhance the Portfolio's performance by allocating relatively more of its portfolio to the security type that the Subadviser expects to offer the best balance between current income and risk. The Subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or "junk bonds." The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in derivatives, including options and futures (up to 10% of net assets), and credit, currency and total return swaps and interest rate swaps, caps, floors and collars (up to 10% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to

SUNAMERICA SERIES TRUST                14

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------


enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      CORPORATE BOND
                         PORTFOLIO
                      --------------


1997                       10.90%
1998                        6.05%
1999                       -1.85%
2000                        5.03%
2001                        7.59%
2002                        7.46%
2003                       11.94%
2004                        6.82%
2005                        1.85%
2006                        5.92%


Best Quarter:  5.39% (quarter ended 06/30/03)

Worst Quarter:  -1.90% (quarter ended 06/30/04)

Year-to-date calendar return:  1.87% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares             5.92%    6.75%    6.10%       N/A             N/A
Class 2 shares             5.68%    6.59%     N/A       6.57%            N/A
Class 3 shares             5.59%     N/A      N/A        N/A            6.69%
Lehman Brothers U.S.
Credit Index(2)            4.26%    5.90%    6.56%      6.17%           5.23%
Merrill Lynch High Yield
Master II Index(3)        11.77%    9.86%    6.61%      9.08%          13.97%
Blended Index(4)           6.11%    6.93%    6.62%      6.96%           7.38%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
(3) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
(4) The Blended Index consists of 75% Lehman Brothers U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index.



SUNAMERICA SERIES TRUST                15

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past

SUNAMERICA SERIES TRUST                16

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       DAVIS VENTURE
                      VALUE PORTFOLIO
                      ---------------


1997                        34.32%
1998                        13.73%
1999                        16.11%
2000                         9.47%
2001                       -11.32%
2002                       -16.77%
2003                        33.16%
2004                        13.50%
2005                        10.60%
2006                        15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            15.32%    9.92%   10.70%       N/A             N/A
Class 2 shares            15.12%    9.75%     N/A       8.39%            N/A
Class 3 shares            15.01%     N/A      N/A        N/A           18.13%
S&P 500(R) Index(2)       15.79%    6.19%    8.42%      4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                17

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return (including capital appreciation and current income). The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST                18

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     "DOGS" OF
                    WALL STREET
                     PORTFOLIO
                    -----------


1999                   -7.08%
2000                    2.94%
2001                    7.91%
2002                   -6.57%
2003                   20.06%
2004                    9.58%
2005                   -2.67%
2006                   21.60%


Best Quarter:  15.56% (quarter ended 06/30/99)

Worst Quarter:  -16.32% (quarter ended 09/30/02)

Year-to-date calendar return:  -0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------


Class 1 shares            21.60%    7.78%       4.68%           N/A             N/A
Class 2 shares            21.46%    7.63%        N/A           7.79%            N/A
Class 3 shares            21.39%     N/A         N/A            N/A           12.78%
S&P 500(R) Index(2)       15.79%    6.19%       4.56%          4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is April 1, 1998, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                19

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is

SUNAMERICA SERIES TRUST                20

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    EMERGING MARKETS
                        PORTFOLIO
                    ----------------


1998                     -24.27%
1999                      77.45%
2000                     -36.38%
2001                      -1.76%
2002                      -7.14%
2003                      52.61%
2004                      24.52%
2005                      37.23%
2006                      31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------


Class 1 shares            31.14%   26.00%       8.71%            N/A            N/A
Class 2 shares            30.92%   25.82%        N/A           23.66%           N/A
Class 3 shares            30.73%     N/A         N/A             N/A          35.41%
MSCI Emerging Markets
Free Index(2)             32.59%   26.97%       8.56%          25.13%         37.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                21

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

     - Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
     - Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     - Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with

SUNAMERICA SERIES TRUST                22

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------


investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.69% to 0.76%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      EQUITY OPPORTUNITIES
                            PORTFOLIO
                      --------------------


1997                          31.43%
1998                          17.96%
1999                           6.19%
2000                           2.39%
2001                          -2.33%
2002                         -19.78%
2003                          27.57%
2004                           9.91%
2005                           4.65%
2006                          16.74%


Best Quarter:  16.96% (quarter ended 06/30/03)
Worst Quarter:  -19.38% (quarter ended 09/30/02)
Year-to-date calendar return:  -2.67% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            16.74%    6.56%    8.51%       N/A             N/A
Class 2 shares            16.54%    6.41%     N/A       5.41%            N/A
Class 3 shares            16.40%     N/A      N/A        N/A           15.27%
S&P 500(R) Index(2)       15.79%    6.19%    8.42%      4.92%          15.99%
S&P 500/Citigroup Value
  Index(3)                20.80%    9.06%    9.27%      6.64%          19.62%
Russell 3000 Index(4)     15.72%    7.17%    8.64%      5.87%          16.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The S&P 500/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500 Index across seven factors including: earnings-per-share growth rate, sales-per share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The S&P 500/Citigroup Value Index is unmanaged and market capitalization weighted.
(4) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.


SUNAMERICA SERIES TRUST                23

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Templeton Investment Counsel, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. When choosing equity investments for the Portfolio, the Subadviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The Subadviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio's foreign investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions, technology companies or industrial companies. The Portfolio may invest up to 15% of its assets in unlisted foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK. To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 and Class 3 shares for certain time periods

SUNAMERICA SERIES TRUST                24

FOREIGN VALUE PORTFOLIO

--------------------------------------------------------------------------------


compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                              FOREIGN VALUE
                                PORTFOLIO
                              -------------


2003                              34.59%
2004                              19.85%
2005                              10.07%
2006                              27.16%


Best Quarter:  20.36% (quarter ended 06/30/03)

Worst Quarter:  -10.39% (quarter ended 03/31/03)

Year-to-date calendar return:  3.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE           SINCE
                           YEAR    INCEPTION(1)    INCEPTION(1)
                          ------   ------------    ------------


Class 2 shares            27.16%       18.76%            N/A
Class 3 shares            27.01%         N/A           21.79%
MSCI EAFE Index(2)        26.34%       21.14%          24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is August 1, 2002 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.



SUNAMERICA SERIES TRUST                25

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Wells Capital Management Incorporated

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The Subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Subadviser pays particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow.

The Subadviser typically uses a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. The Subadviser may invest in any sector, and at times the Portfolio may be more heavily invested in a particular sector. The Subadviser may choose to sell a holding when it believes it no longer offers attractive growth prospects or when it wishes to take advantage of a better investment opportunity. The Subadviser may actively trade portfolio securities.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

ACTIVE TRADING RISK. A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio.

ISSUER RISK. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

SUNAMERICA SERIES TRUST                26

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       FUNDAMENTAL GROWTH
                            PORTFOLIO
                       ------------------


1997                          32.48%
1998                          34.76%
1999                          29.71%
2000                         -18.06%
2001                         -24.16%
2002                         -26.41%
2003                          23.98%
2004                           5.02%
2005                           6.07%
2006                           5.73%


Best Quarter:  25.28% (quarter ended 12/31/98)

Worst Quarter:  -19.65% (quarter ended 03/31/01)

Year-to-date calendar return:  -0.49% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10        SINCE          SINCE
                           YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          -----   -----    -----   ------------   ------------


Class 1 shares            5.73%    1.45%    4.45%        N/A            N/A
Class 2 shares            5.65%    1.30%     N/A       -0.40%           N/A
Class 3 shares            5.53%     N/A      N/A         N/A           9.95%
Russell 1000(R) Growth
Index(2)                  9.07%    2.69%    5.44%       1.68%         13.24%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.



SUNAMERICA SERIES TRUST                27

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Goldman Sachs Asset Management International

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

CURRENCY VOLATILITY RISK. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

SUNAMERICA SERIES TRUST                28

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       GLOBAL BOND
                        PORTFOLIO
                       -----------


1997                      10.03%
1998                      10.87%
1999                      -1.05%
2000                       9.27%
2001                       5.05%
2002                       5.88%
2003                       3.58%
2004                       3.96%
2005                       4.58%
2006                       3.88%


Best Quarter:  5.66% (quarter ended 09/30/98)

Worst Quarter:  -1.65% (quarter ended 06/30/04)

Year-to-date calendar return:  0.56% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10        SINCE          SINCE
                           YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          -----   -----    -----   ------------   ------------



Class 1 shares            3.88%    4.37%    5.55%       N/A            N/A
Class 2 shares            3.74%    4.23%     N/A       4.21%           N/A
Class 3 shares            3.56%     N/A      N/A        N/A           3.98%
J.P. Morgan Global
Government Bond Index
(un-hedged)(2)            5.94%    8.31%    5.32%      8.28%          6.46%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.



SUNAMERICA SERIES TRUST                29

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar

SUNAMERICA SERIES TRUST                30

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      GLOBAL EQUITIES
                         PORTFOLIO
                      ---------------


1997                        15.06%
1998                        22.86%
1999                        30.94%
2000                       -17.26%
2001                       -18.11%
2002                       -26.79%
2003                        26.54%
2004                        11.86%
2005                        15.75%
2006                        23.87%


Best Quarter:  25.50% (quarter ended 12/31/98)

Worst Quarter:  -20.67% (quarter ended 09/30/02)

Year-to-date calendar return:  2.45% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     5        10        SINCE          SINCE
                          1 YEAR   YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------



Class 1 shares            23.87%    8.24%    6.42%       N/A             N/A
Class 2 shares            23.74%    8.07%     N/A       6.91%            N/A
Class 3 shares            23.53%     N/A      N/A        N/A           19.25%
MSCI World Index(2)       20.07%    9.97%    7.64%      8.14%          19.87%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                31

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and income. The Portfolio attempts to achieve its investment goal by investing primarily in common stocks (principally large-cap and mid-cap stocks) or securities that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment approach is bottom-up, research-driven and long-term in nature. The Subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the Subadviser tries to offer better growth potential than the S&P 500, but with similar valuation.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST                32

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      GROWTH-INCOME PORTFOLIO
                      -----------------------


1997                            33.92%
1998                            30.74%
1999                            30.04%
2000                            -8.34%
2001                           -15.90%
2002                           -21.15%
2003                            25.62%
2004                            11.56%
2005                             7.20%
2006                             7.43%


Best Quarter:  28.51% (quarter ended 12/31/98)

Worst Quarter:  -19.39% (quarter ended 09/30/01)

Year-to-date calendar return:  1.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares             7.43%    4.94%    8.37%       N/A             N/A
Class 2 shares             7.25%    4.78%     N/A       3.14%            N/A
Class 3 shares             7.17%     N/A      N/A        N/A           12.28%
S&P 500(R) Index(2)       15.79%    6.19%    8.42%      4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                33

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertibles securities, rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets).

The Subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Subadviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SMALL COMPANIES RISK. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, Morgan Stanley assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, AIG SAAMCo managed the Portfolio.

SUNAMERICA SERIES TRUST                34

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    GROWTH OPPORTUNITIES
                          PORTFOLIO
                    --------------------


2001                       -33.17%
2002                       -39.83%
2003                        34.93%
2004                         6.26%
2005                         7.66%
2006                        13.50%


Best Quarter:  18.49% (quarter ended 12/31/01)

Worst Quarter:  -25.14% (quarter ended 03/31/01)

Year-to-date calendar return:  3.05% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------



Class 1 shares            13.50%    1.06%       -6.99%           N/A            N/A
Class 2 shares            13.24%    0.87%         N/A          -0.46%           N/A
Class 3 shares            13.28%     N/A          N/A            N/A          15.47%
Russell 2000(R) Growth
Index(2)                  13.35%    6.93%       -0.23%          5.89%         19.79%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


SUNAMERICA SERIES TRUST                35

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay in kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SUNAMERICA SERIES TRUST                36

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      HIGH-YIELD BOND
                         PORTFOLIO
                      ---------------


1997                       14.42%
1998                       -2.95%
1999                        6.50%
2000                       -9.30%
2001                       -4.30%
2002                       -5.93%
2003                       31.74%
2004                       17.50%
2005                        8.81%
2006                       14.65%


Best Quarter:  11.49% (quarter ended 06/30/03)

Worst Quarter:  -8.40% (quarter ended 09/30/98)

Year-to-date calendar return:  1.86% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            14.65%   12.68%    6.43%        N/A            N/A
Class 2 shares            14.52%   12.51%     N/A       10.45%           N/A
Class 3 shares            14.42%     N/A      N/A         N/A          18.03%
Merrill Lynch High Yield
Master II Index(2)        11.77%    9.86%    6.61%       9.08%         13.97%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.



SUNAMERICA SERIES TRUST                37

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio's net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

CURRENCY VOLATILITY RISK. The Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses

SUNAMERICA SERIES TRUST                38

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      INTERNATIONAL DIVERSIFIED
                          EQUITIES PORTFOLIO
                      -------------------------


1997                              6.37%
1998                             18.53%
1999                             24.59%
2000                            -18.32%
2001                            -24.02%
2002                            -28.48%
2003                             31.88%
2004                             16.44%
2005                             13.87%
2006                             23.39%


Best Quarter:  17.56% (quarter ended 12/31/99)

Worst Quarter:  -26.49% (quarter ended 09/30/02)

Year-to-date calendar return:  4.17% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            23.39%    9.07%    4.17%        N/A            N/A
Class 2 shares            23.26%    8.90%     N/A        6.42%           N/A
Class 3 shares            23.19%     N/A      N/A         N/A          19.21%
MSCI EAFE(R) Index(2)     26.34%   14.98%    7.71%      12.59%         24.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.




SUNAMERICA SERIES TRUST                39

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                40

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    INTERNATIONAL GROWTH
                          & INCOME
                          PORTFOLIO
                    --------------------


1998                        10.83%
1999                        24.18%
2000                         1.16%
2001                       -22.24%
2002                       -20.89%
2003                        36.85%
2004                        20.90%
2005                        14.30%
2006                        27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE          SINCE          SINCE
                           YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----   ------------   ------------   ------------


Class 1 shares            27.06%   13.71%      8.51%            N/A            N/A
Class 2 shares            26.85%   13.54%       N/A           11.25%           N/A
Class 3 shares            26.69%     N/A        N/A             N/A          23.30%
S&P/Citigroup World ex-
US Value Primary Markets
Index(2)                  27.22%   17.90%      9.78%          14.92%         26.90%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                41

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Marsico Capital Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities. In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SUNAMERICA SERIES TRUST                42

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     MARSICO FOCUSED
                    GROWTH PORTFOLIO
                    ----------------


2001                     -13.53%
2002                     -11.24%
2003                      30.20%
2004                      11.24%
2005                      10.74%
2006                       8.60%


Best Quarter:  13.00% (quarter ended 06/30/03)

Worst Quarter:  -14.66% (quarter ended 09/30/01)

Year-to-date calendar return:  -0.48% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------


Class 1 shares             8.60%    9.10%       4.95%           N/A             N/A
Class 2 shares             8.40%    8.94%        N/A           7.54%            N/A
Class 3 shares             8.35%     N/A         N/A            N/A           12.64%
S&P 500(R) Index(2)       15.79%    6.19%       2.94%          4.92%          15.99%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is December 29, 2000, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                43

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable growth of income and long term growth and appreciation. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest in securities of any market capitalization. The Portfolio may also invest in foreign securities (up to 20% of net assets).

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more).

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns

SUNAMERICA SERIES TRUST                44

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------


would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      MFS(R) MASSACHUSETTS
                         INVESTORS TRUST
                            PORTFOLIO
                      --------------------


1997                          23.22%
1998                          29.28%
1999                           5.93%
2000                          -0.32%
2001                         -16.04%
2002                         -21.00%
2003                          22.50%
2004                          11.85%
2005                           7.71%
2006                          13.14%


Best Quarter:  22.03% (quarter ended 12/31/98)

Worst Quarter:  -15.56% (quarter ended 09/30/02)

Year-to-date calendar return:  1.01% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares            13.14%    5.69%    6.42%       N/A             N/A
Class 2 shares            12.99%    5.56%     N/A       4.27%            N/A
Class 3 shares            12.92%     N/A      N/A        N/A           13.81%
S&P 500(R) Index(2)       15.79%    6.19%    8.42%      4.92%          15.99%



* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is September 30,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                45

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable current income, long term capital growth and conservation of capital. The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its net assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income securities may include corporate bonds, U.S. Government securities, pass-through securities, foreign government securities and junk bonds (up to 10% of net assets). The Portfolio may invest in foreign securities (up to 20% of net assets), including securities of issuers located in emerging markets.

The Portfolio focuses on investing its assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more). Generally, substantially all of the Portfolio's investments in debt instruments are investment grade.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENTS RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered

SUNAMERICA SERIES TRUST                46

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------


speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1*
(Years Ended December 31)

(BAR CHART)


                      INTERNATIONAL GROWTH
                            & INCOME
                            PORTFOLIO
                      --------------------


1997                          16.90%
1998                          19.53%
1999                           2.88%
2000                          17.01%
2001                           0.52%
2002                          -4.85%
2003                          16.86%
2004                          11.30%
2005                           3.09%
2006                          11.98%


Best Quarter:  13.55% (quarter ended 12/31/98)

Worst Quarter:  -8.16% (quarter ended 09/30/02)

Year-to-date calendar return:  1.95% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1                   11.98%    7.40%    9.22%       N/A             N/A
Class 2                   11.83%    7.22%     N/A       6.76%            N/A
Class 3                   11.68%     N/A      N/A        N/A           10.88%
S&P 500 Index(2)          15.79%    6.19%    8.42%      4.92%          15.99%
Lehman Brothers U.S.
  Aggregate Index(3)       4.33%    5.06%    6.24%      5.38%           3.95%
Treasury Bills(4)          4.67%    2.35%    3.58%      2.35%           2.46%
Blended Index(4)          10.58%    5.64%    7.50%      4.92%          10.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is July 9, 2001 and Class 3 is September 30, 2002. The since inception returns for the comparative indices are as of the inception date month end.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



SUNAMERICA SERIES TRUST                47

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

SUNAMERICA SERIES TRUST                48

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                        MID CAP
                   GROWTH PORTFOLIO
                   ----------------


2000                      9.61%
2001                    -22.62%
2002                    -47.17%
2003                     37.31%
2004                     14.09%
2005                      3.20%
2006                      2.56%


Best Quarter:  26.80% (quarter ended 12/31/01)

Worst Quarter: -35.89% (quarter ended 09/30/01)

Year-to-date calendar return:  4.58% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE          SINCE          SINCE
                           YEAR    YEARS    INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----    ------------   ------------   ------------



Class 1 shares             2.56%   -2.61%       2.66%            N/A            N/A
Class 2 shares             2.48%   -2.76%        N/A           -4.76%           N/A
Class 3 shares             2.38%     N/A         N/A             N/A          13.80%
Russell Midcap(R) Growth
Index(2)                  10.66%    8.22%       5.64%           7.08%         20.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is April 1, 1999, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                49

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings;
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

REAL ESTATE INDUSTRY RISK. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in REITs.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                50

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                    REAL ESTATE
                     PORTFOLIO
                    -----------


1998                   -15.36%
1999                    -7.42%
2000                    23.80%
2001                     6.00%
2002                     6.26%
2003                    37.91%
2004                    34.57%
2005                    13.30%
2006                    34.48%


Best Quarter:  15.55% (as of 03/31/06)

Worst Quarter:  -11.07% (as of 09/30/98)

Year-to-date calendar return:  4.07% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE          SINCE          SINCE
                           YEAR    YEARS   INCEPTION(1)   INCEPTION(1)   INCEPTION(1)
                          ------   -----   ------------   ------------   ------------


Class 1 shares            34.48%   24.61%      14.48%           N/A            N/A
Class 2 shares            34.30%   24.42%        N/A          22.26%           N/A
Class 3 shares            34.15%     N/A         N/A            N/A          28.07%
Morgan Stanley REIT
Index(2)                  35.92%   23.22%      15.03%         21.77%         26.81%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is June 2, 1997, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.



SUNAMERICA SERIES TRUST                51

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the Subadviser determines to be undervalued.

The Subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock's expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

The Portfolio may invest significantly in technology companies and may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these

SUNAMERICA SERIES TRUST                52

SMALL & MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------


amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   SMALL &
                                   MID CAP
                               VALUE PORTFOLIO
                               ---------------


2003                                36.52%
2004                                17.90%
2005                                 5.89%
2006                                13.55%


Best Quarter:  19.72% (quarter ended 06/30/03)

Worst Quarter:  -7.28% (quarter ended 03/31/03)

Year-to-date calendar return:  7.15% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1         SINCE          SINCE
                           YEAR    INCEPTION(1)   INCEPTION(1)
                          ------   ------------   ------------



Class 2 shares            13.55%       16.59%           N/A
Class 3 shares            13.48%         N/A          19.42%
Russell 2500(TM)
  Index(2)                16.17%       19.04%         21.70%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 2 is August 1, 2002 and Class 3 is September 30, 2002.
(2) The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 17% of the total market capitalization of the Russell 3000(R) Index.



SUNAMERICA SERIES TRUST                53

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Franklin Advisory Services, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the Subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the Subadviser's opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The Subadviser employs a bottom-up stock selection process and the Subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL SIZED COMPANIES RISK. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.

SUNAMERICA SERIES TRUST                54

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                            SMALL COMPANY
                           VALUE PORTFOLIO
                           ---------------


1999                             6.15%
2000                            17.04%
2001                             4.50%
2002                            -8.63%
2003                            32.42%
2004                            25.39%
2005                            11.03%
2006                            18.41%


Best Quarter:  19.83% (quarter ended 06/30/03)

Worst Quarter:  -19.87% (quarter ended 09/30/02)

Year-to-date calendar return:  3.18% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE          SINCE
                           YEAR    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----   ------------   ------------


Class 1 shares            18.41%   14.81%      13.17%           N/A
Class 3 shares            18.22%     N/A         N/A          13.71%
Russell 2000(R) Value
  Index(2)                23.48%   15.37%      14.55%         16.35%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is December 14, 1998 and Class 3 is September 12, 2005.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


SUNAMERICA SERIES TRUST                55

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The technology companies in which the Portfolio invests include those that the Subadviser believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Portfolio may also invest in foreign securities, including American Depositary Receipts, securities of issuers located in emerging markets and derivatives, including options and futures.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks

SUNAMERICA SERIES TRUST                56

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------


associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                     TECHNOLOGY PORTFOLIO
                     --------------------


2001                        -47.63%
2002                        -49.29%
2003                         50.84%
2004                         -2.59%
2005                         -0.38%
2006                          1.15%


Best Quarter:  40.64% (quarter ended 12/31/01)

Worst Quarter:  -45.25% (quarter ended 03/31/01)

Year-to-date calendar return:  0.75% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1      5        SINCE         SINCE         SINCE
                           YEAR   YEARS  INCEPTION(1)  INCEPTION(1)  INCEPTION(1)
                          ------  -----  ------------  ------------  ------------


Class 1 shares             1.15%  -5.57%    -18.50%          N/A           N/A
Class 2 shares             0.77%  -5.72%       N/A         -7.53%          N/A
Class 3 shares             0.77%    N/A        N/A           N/A         13.48%
Merrill Lynch 100
Technology Index(2)       11.23%   4.66%     -9.67%         2.60%        26.51%
Nasdaq Composite
  Index(3)                10.38%   4.99%     -6.49%         3.84%        19.28%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2001, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio selected the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. The Portfolio changed benchmarks because the Portfolio changed subadvisers and the new benchmark is more consistent with the new Subadviser's investment style.
(3) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.



SUNAMERICA SERIES TRUST                57

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of utility companies. Utility companies include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in fixed income securities, including corporate bonds, mortgage-backed and asset-backed securities and junk bonds (up to 20% of net assets). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

UTILITY INDUSTRY RISK. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SUNAMERICA SERIES TRUST                58

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1, Class 2 and Class 3 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, MFS assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                          TELECOM UTILITY
                             PORTFOLIO
                          ---------------


1997                            25.73%
1998                            14.04%
1999                             1.78%
2000                            -9.00%
2001                           -13.76%
2002                           -23.77%
2003                            18.75%
2004                            16.89%
2005                             6.53%
2006                            26.39%


Best Quarter:  15.95% (quarter ended 06/30/03)

Worst Quarter:  -18.24% (quarter ended 09/30/02)

Year-to-date calendar return:  5.24% (as of 03/31/07)


SUNAMERICA SERIES TRUST                59

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                           1      5      10       SINCE         SINCE
                         YEAR   YEARS  YEARS  INCEPTION(1)  INCEPTION(1)
                        ------  -----  -----  ------------  ------------


Class 1 shares          26.39%   7.34%  5.02%       N/A           N/A
Class 2 shares          26.26%   7.17%   N/A       4.55%          N/A
Class 3 shares          26.07%    N/A    N/A        N/A         17.27%
S&P 500(R) Index(2)     15.79%   6.19%  8.42%      4.92%        14.40%
S&P Utility Index(3)    20.96%   9.16%  8.22%      3.33%        23.93%
S&P Telecommunication
Services Index(4)       36.65%   1.85%  4.19%     -0.39%        13.96%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is November 11,
     2002.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
(4) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R).


SUNAMERICA SERIES TRUST                60

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high income securities of issuers located throughout the world. The Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio's assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.

The Portfolio also may invest in U.S. and non-U.S. government fixed income securities and investment grade corporate bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for

SUNAMERICA SERIES TRUST                61

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------


certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                       WORLDWIDE HIGH
                      INCOME PORTFOLIO
                      ----------------


1997                        15.54%
1998                       -17.07%
1999                        19.31%
2000                        -2.96%
2001                        -3.20%
2002                        -0.39%
2003                        25.94%
2004                         9.37%
2005                         7.35%
2006                         9.56%


Best Quarter:  10.43% (quarter ended 06/30/97)

Worst Quarter:  -24.35% (quarter ended 09/30/98)

Year-to-date calendar return:  2.21% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5       10        SINCE          SINCE
                           YEAR    YEARS   YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----   -----   ------------   ------------


Class 1 shares             9.56%   10.04%   5.65%        N/A            N/A
Class 2 shares             9.57%    9.90%    N/A        8.84%           N/A
Class 3 shares             9.34%     N/A     N/A         N/A          13.36%
First Boston High-Yield
Bond Index(2)             11.91%   11.07%   7.09%      10.25%         13.20%
J.P. Morgan EMBI Global
Index(3)                   9.88%   14.08%  10.67%      12.17%         15.17%
Blended Index(4)          10.92%   12.63%   9.07%      11.75%         14.07%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001 and Class 3 is November 11,
     2002.
(2) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.
(3) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
(4) The Blended Index consists of 50% First Boston High-Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.



SUNAMERICA SERIES TRUST                62

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                  AGGRESSIVE GROWTH                 ALLIANCE GROWTH                      BALANCED
                                      PORTFOLIO                        PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.72%      0.72%      0.72%      0.61%      0.61%      0.61%      0.64%      0.64%      0.64%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.09%      0.09%      0.09%      0.05%      0.06%      0.06%      0.10%      0.10%      0.10%
Total Annual Portfolio
  Operating Expenses(1)      0.81%      0.96%      1.06%      0.66%      0.82%      0.92%      0.74%      0.89%      0.99%

                                   BLUE CHIP GROWTH
                                     PORTFOLIO(2)
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.70%      0.70%      0.70%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.15%      0.15%      0.15%
Total Annual Portfolio
  Operating Expenses(1)      0.85%      1.00%      1.10%




                                    CAPITAL GROWTH                  CASH MANAGEMENT                   CORPORATE BOND
                                  PORTFOLIO(2)(5)(7)                   PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.90%      0.90%      0.90%      0.45%      0.45%      0.45%      0.55%      0.55%      0.55%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.29%      0.29%      0.30%      0.05%      0.05%      0.05%      0.05%      0.05%      0.05%
Total Annual Portfolio
  Operating Expenses(1)      1.19%      1.34%      1.45%      0.50%      0.65%      0.75%      0.60%      0.75%      0.85%

                                 DAVIS VENTURE VALUE
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.71%      0.71%      0.71%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.05%      0.05%      0.05%
Total Annual Portfolio
  Operating Expenses(1)      0.76%      0.91%      1.01%




                                "DOGS" OF WALL STREET               EMERGING MARKETS               EQUITY OPPORTUNITIES
                                      PORTFOLIO                       PORTFOLIO(4)                     PORTFOLIO(3)
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.60%      0.60%      0.60%      1.11%      1.11%      1.11%      0.76%      0.76%      0.76%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.11%      0.11%      0.11%      0.29%      0.29%      0.32%      0.07%      0.07%      0.07%
Total Annual Portfolio
  Operating Expenses(1)      0.71%      0.86%      0.96%      1.40%      1.55%      1.68%      0.83%      0.98%      1.08%

                                    FOREIGN VALUE
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees               N/A       0.83%      0.83%
Service (12b-1) Fees          N/A       0.15%      0.25%
Other Expenses(1)             N/A       0.09%      0.09%
Total Annual Portfolio
  Operating Expenses(1)       N/A       1.07%      1.17%




                                  FUNDAMENTAL GROWTH                  GLOBAL BOND                    GLOBAL EQUITIES
                                   PORTFOLIO(4)(5)                     PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.84%      0.84%      0.84%      0.68%      0.68%      0.68%      0.78%      0.78%      0.78%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.10%      0.10%      0.10%      0.14%      0.14%      0.14%      0.11%      0.11%      0.11%
Total Annual Portfolio
  Operating Expenses(1)      0.94%      1.09%      1.19%      0.82%      0.97%      1.07%      0.89%      1.04%      1.14%

                                    GROWTH-INCOME
                                      PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.57%      0.57%      0.57%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.06%      0.06%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.63%      0.78%      0.88%




                                 GROWTH OPPORTUNITIES               HIGH-YIELD BOND             INTERNATIONAL DIVERSIFIED
                                   PORTFOLIO(2)(7)                     PORTFOLIO                    EQUITIES PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.75%      0.75%      0.75%      0.62%      0.62%      0.62%      0.83%      0.83%      0.83%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.19%      0.20%      0.21%      0.07%      0.07%      0.06%      0.11%      0.11%      0.11%
Total Annual Portfolio
  Operating Expenses(1)      0.94%      1.10%      1.21%      0.69%      0.84%      0.93%      0.94%      1.09%      1.19%

                               INTERNATIONAL GROWTH AND
                                   INCOME PORTFOLIO
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              0.91%      0.91%      0.91%
Service (12b-1) Fees         0.00%      0.15%      0.25%
Other Expenses(1)            0.12%      0.12%      0.11%
Total Annual Portfolio
  Operating Expenses(1)      1.03%      1.18%      1.27%




                                MARSICO FOCUSED GROWTH            MFS(R) MASSACHUSETTS             MFS(R) TOTAL RETURN
                                      PORTFOLIO                INVESTORS TRUST PORTFOLIO                PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.85%      0.85%      0.85%      0.70%      0.70%      0.70%      0.65%      0.65%      0.65%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.08%      0.08%      0.08%      0.08%      0.08%      0.08%      0.06%      0.06%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.93%      1.08%      1.18%      0.78%      0.93%      1.03%      0.71%      0.86%      0.96%




Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio
  Operating Expenses(1)




SUNAMERICA SERIES TRUST                63

FEES AND EXPENSES

--------------------------------------------------------------------------------


                                    MID-CAP GROWTH                    REAL ESTATE                 SMALL & MID CAP VALUE
                                     PORTFOLIO(3)                      PORTFOLIO                        PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              0.77%      0.77%      0.77%      0.77%      0.77%      0.77%       N/A       0.94%      0.94%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%       N/A       0.15%      0.25%
Other Expenses(1)            0.07%      0.08%      0.08%      0.05%      0.05%      0.05%       N/A       0.06%      0.06%
Total Annual Portfolio
  Operating Expenses(1)      0.84%      1.00%      1.10%      0.82%      0.97%      1.07%       N/A       1.15%      1.25%

                                 SMALL COMPANY VALUE
                                   PORTFOLIO(2)(6)
                            -----------------------------
                            CLASS 1    CLASS 2    CLASS 3
                            -----------------------------


Management Fees              1.00%       N/A       1.00%
Service (12b-1) Fees         0.00%       N/A       0.25%
Other Expenses(1)            0.60%       N/A       0.60%
Total Annual Portfolio
  Operating Expenses(1)      1.60%       N/A       1.85%




                                      TECHNOLOGY                    TELECOM UTILITY                   WORLDWIDE HIGH
                                      PORTFOLIO                        PORTFOLIO                     INCOME PORTFOLIO
                            -----------------------------    -----------------------------    -----------------------------
                            CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3    CLASS 1    CLASS 2    CLASS 3
                            -----------------------------    -----------------------------    -----------------------------


Management Fees              1.00%      1.00%      1.00%      0.75%      0.75%      0.75%      0.80%      0.80%      0.80%
Service (12b-1) Fees         0.00%      0.15%      0.25%      0.00%      0.15%      0.25%      0.00%      0.15%      0.25%
Other Expenses(1)            0.19%      0.19%      0.19%      0.15%      0.15%      0.15%      0.17%      0.17%      0.17%
Total Annual Portfolio
  Operating
  Expenses(1)                1.19%      1.34%      1.44%      0.90%      1.05%      1.15%      0.97%      1.12%      1.22%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio
  Operating
  Expenses(1)


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1, Class 2 and Class 3 would have been as follows:


                                      Class 1       Class 2       Class 3


Aggressive Growth Portfolio             0.78%         0.93%         1.03%
Alliance Growth Portfolio               0.65%         0.81%         0.91%
Blue Chip Growth Portfolio              0.83%         0.98%         1.08%
Capital Growth Portfolio                1.17%         1.32%         1.43%
Davis Venture Value Portfolio*          0.76%         0.91%         1.01%
"Dogs" of Wall Street Portfolio         0.69%         0.84%         0.94%
Emerging Markets Portfolio              1.34%         1.49%         1.63%
Equity Opportunities Portfolio          0.79%         0.94%         1.04%
Foreign Value Portfolio*                 N/A          1.07%         1.17%
Fundamental Growth Portfolio            0.92%         1.07%         1.17%
Growth-Income Portfolio                 0.62%         0.77%         0.87%
International Growth and Income
  Portfolio                             1.02%         1.17%         1.26%
Marsico Focused Growth Portfolio        0.91%         1.06%         1.16%
MFS(R) Massachusetts Investors Trust
  Portfolio                             0.77%         0.92%         1.02%
MFS(R) Total Return Portfolio           0.70%         0.85%         0.95%
Mid-Cap Growth Portfolio                0.82%         0.98%         1.08%
Small & Mid Cap Value Portfolio          N/A          1.13%         1.23%
Technology Portfolio                    1.16%         1.31%         1.42%
Telecom Utility Portfolio               0.86%         1.01%         1.11%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:


                                      Class 1   Class 2   Class 3


Blue Chip Growth Portfolio              0.85%     1.00%     1.10%
Capital Growth Portfolio                1.35%     1.50%     1.60%
Growth Opportunities Portfolio          1.00%     1.15%     1.25%
Small Company Value Portfolio           1.60%      N/A      1.85%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.


SUNAMERICA SERIES TRUST                64

FEES AND EXPENSES

--------------------------------------------------------------------------------



    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were 0.69% and 0.75%, respectively. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1, Class 2 and Class 3 shares of the Equity Opportunities Portfolio were 0.76%, 0.91% and 1.01%, respectively, and for the Mid-Cap Growth Portfolio were 0.82%, 0.98% and 1.08%, respectively.

    (4) "Other Expenses" for the Emerging Markets Portfolio and the Fundamental Growth Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by these funds as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the funds, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) The Adviser is voluntarily waiving on an annual basis 0.05% and 0.10% of the Management Fees for the Capital Growth Portfolio and the Fundamental Growth Portfolio, respectively. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

    (6) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (2) and are included in "Total Annual Portfolio Operating Expenses":



                                      Class 1       Class 2       Class 3


Small Company Value Portfolio           0.14%         N/A           0.32%


        As of January 31, 2007, the Portfolio listed above had a balance subject to recoupment by the Adviser.

    (7) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolios paid amounts to the Adviser to effectuate the recoupment described in footnote (2). Had the expense recoupment been included in "Total Annual Portfolio Operating Expenses" the ratios would have been as follows:


                                      Class 1       Class 2       Class 3


Capital Growth Portfolio                1.35%         1.50%         1.60%
Growth Opportunities Portfolio          1.00%         1.15%         1.25%


        As of January 31, 2007, the Portfolios listed above no longer have a balance subject to recoupment by the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*
  (Class 1 shares).....................................   $ 83      $259     $  450    $1,002
  (Class 2 shares).....................................     98       306        531     1,178
  (Class 3 shares).....................................    108       337        585     1,294
Alliance Growth Portfolio*
  (Class 1 shares).....................................     67       211        368       822
  (Class 2 shares).....................................     84       262        455     1,014
  (Class 3 shares).....................................     94       293        509     1,131
Balanced Portfolio
  (Class 1 shares).....................................     76       237        411       918
  (Class 2 shares).....................................     91       284        493     1,096
  (Class 3 shares).....................................    101       315        547     1,213

SUNAMERICA SERIES TRUST                65

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Blue Chip Growth Portfolio*
  (Class 1 shares).....................................   $ 87      $271     $  471    $1,049
  (Class 2 shares).....................................    102       318        552     1,225
  (Class 3 shares).....................................    112       350        606     1,340
Capital Growth Portfolio*
  (Class 1 shares).....................................    121       378        654     1,443
  (Class 2 shares).....................................    136       425        734     1,613
  (Class 3 shares).....................................    148       459        792     1,735
Cash Management Portfolio
  (Class 1 shares).....................................     51       160        280       628
  (Class 2 shares).....................................     66       208        362       810
  (Class 3 shares).....................................     77       240        417       930
Corporate Bond Portfolio
  (Class 1 shares).....................................     61       192        335       750
  (Class 2 shares).....................................     77       240        417       930
  (Class 3 shares).....................................     87       271        471     1,049
Davis Venture Value Portfolio*
  (Class 1 shares).....................................     78       243        422       942
  (Class 2 shares).....................................     93       290        504     1,120
  (Class 3 shares).....................................    103       322        558     1,236
"Dogs" of Wall Street Portfolio*
  (Class 1 shares).....................................     73       227        395       883
  (Class 2 shares).....................................     88       274        477     1,061
  (Class 3 shares).....................................     98       306        531     1,178
Emerging Markets Portfolio*
  (Class 1 shares).....................................    143       443        766     1,680
  (Class 2 shares).....................................    158       490        845     1,845
  (Class 3 shares).....................................    171       530        913     1,987
Equity Opportunities Portfolio *
  (Class 1 shares).....................................     85       265        460     1,025
  (Class 2 shares).....................................    100       312        542     1,201
  (Class 3 shares).....................................    110       343        595     1,317
Foreign Value Portfolio*
  (Class 1 shares).....................................    N/A       N/A        N/A       N/A
  (Class 2 shares).....................................    109       340        590     1,306
  (Class 3 shares).....................................    119       372        644     1,420
Fundamental Growth Portfolio*
  (Class 1 shares).....................................     96       300        520     1,155
  (Class 2 shares).....................................    111       347        601     1,329
  (Class 3 shares).....................................    121       378        654     1,443

SUNAMERICA SERIES TRUST                66

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Global Bond Portfolio
  (Class 1 shares).....................................   $ 84      $262     $  455    $1,014
  (Class 2 shares).....................................     99       309        536     1,190
  (Class 3 shares).....................................    109       340        590     1,306
Global Equities Portfolio
  (Class 1 shares).....................................     91       284        493     1,096
  (Class 2 shares).....................................    106       331        574     1,271
  (Class 3 shares).....................................    116       362        628     1,386
Growth-Income Portfolio*
  (Class 1 shares).....................................     64       202        351       786
  (Class 2 shares).....................................     80       249        433       966
  (Class 3 shares).....................................     90       281        488     1,084
Growth Opportunities Portfolio*
  (Class 1 shares).....................................     96       300        520     1,155
  (Class 2 shares).....................................    112       350        606     1,340
  (Class 3 shares).....................................    123       384        665     1,466
High Yield Bond Portfolio
  (Class 1 shares).....................................     70       221        384       859
  (Class 2 shares).....................................     86       268        466     1,037
  (Class 3 shares).....................................     95       296        515     1,143
International Diversified Equities Portfolio
  (Class 1 shares).....................................     96       300        520     1,155
  (Class 2 shares).....................................    111       347        601     1,329
  (Class 3 shares).....................................    121       378        654     1,443
International Growth and Income Portfolio*
  (Class 1 shares).....................................    105       328        569     1,259
  (Class 2 shares).....................................    120       375        649     1,432
  (Class 3 shares).....................................    129       403        697     1,534
Marsico Focused Growth Portfolio*
  (Class 1 shares).....................................     95       296        515     1,143
  (Class 2 shares).....................................    110       343        595     1,317
  (Class 3 shares).....................................    120       375        649     1,432
MFS(R) Massachusetts Investors Trust Portfolio*
  (Class 1 shares).....................................     80       249        433       966
  (Class 2 shares).....................................     95       296        515     1,143
  (Class 3 shares).....................................    105       328        569     1,259
MFS(R) Total Return Portfolio*
  (Class 1 shares).....................................     73       227        395       883
  (Class 2 shares).....................................     88       274        477     1,061
  (Class 3 shares).....................................     98       306        531     1,178

SUNAMERICA SERIES TRUST                67

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

Mid-Cap Growth Portfolio*
  (Class 1 shares).....................................   $ 86      $268     $  466    $1,037
  (Class 2 shares).....................................    102       318        552     1,225
  (Class 3 shares).....................................    112       350        606     1,340
Real Estate Portfolio
  (Class 1 shares).....................................     84       262        455     1,014
  (Class 2 shares).....................................     99       309        536     1,190
  (Class 3 shares).....................................    109       340        590     1,306
Small Company Value Portfolio*
  (Class 1 shares).....................................    103       505        871     1,900
  (Class 2 shares).....................................    N/A       N/A        N/A       N/A
  (Class 3 shares).....................................    188       582      1,001     2,169
Small & Mid Cap Value Portfolio*
  (Class 1 shares).....................................    N/A       N/A        N/A       N/A
  (Class 2 shares).....................................    117       365        633     1,398
  (Class 3 shares).....................................    127       397        686     1,511
Technology Portfolio*
  (Class 1 shares).....................................    121       378        654     1,443
  (Class 2 shares).....................................    136       425        734     1,613
  (Class 3 shares).....................................    147       456        787     1,724
Telecom Utility Portfolio*
  (Class 1 shares).....................................     92       287        498     1,108
  (Class 2 shares).....................................    107       334        579     1,283
  (Class 3 shares).....................................    117       365        633     1,398
Worldwide High Income Portfolio
  (Class 1 shares).....................................     99       309        536     1,190
  (Class 2 shares).....................................    114       356        617     1,363
  (Class 3 shares).....................................    124       387        670     1,477


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio
  (Class 1 shares)............................................   $ 80      $249      $433     $  966
  (Class 2 shares)............................................     95       296       515      1,143
  (Class 3 shares)............................................    105       328       569      1,259
Alliance Growth Portfolio
  (Class 1 shares)............................................     66       208       362        810
  (Class 2 shares)............................................     83       259       450      1,002
  (Class 3 shares)............................................     93       290       504      1,120

SUNAMERICA SERIES TRUST                68

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------

Blue Chip Growth Portfolio
  (Class 1 shares)............................................   $ 85      $265      $460     $1,025
  (Class 2 shares)............................................    100       312       542      1,201
  (Class 3 shares)............................................    110       343       595      1,317
Capital Growth Portfolio
  (Class 1 shares)............................................    135       421       729      1,601
  (Class 2 shares)............................................    151       468       808      1,768
  (Class 3 shares)............................................    161       499       860      1,878
Davis Venture Value Portfolio+
  (Class 1 shares)............................................     78       243       422        942
  (Class 2 shares)............................................     93       290       504      1,120
  (Class 3 shares)............................................    103       322       558      1,236
"Dogs" of Wall Street Portfolio
  (Class 1 shares)............................................     70       221       384        859
  (Class 2 shares)............................................     86       268       466      1,037
  (Class 3 shares)............................................     96       300       520      1,155
Emerging Markets Portfolio
  (Class 1 shares)............................................    136       425       734      1,613
  (Class 2 shares)............................................    152       471       813      1,779
  (Class 3 shares)............................................    166       514       887      1,933
Equity Opportunities Portfolio
  (Class 1 shares)............................................     81       252       439        978
  (Class 2 shares)............................................     96       300       520      1,155
  (Class 3 shares)............................................    106       331       574      1,271
Foreign Value Portfolio+
  (Class 1 shares)............................................    N/A       N/A       N/A        N/A
  (Class 2 shares)............................................    109       340       590      1,306
  (Class 3 shares)............................................    119       372       644      1,420
Fundamental Growth Portfolio
  (Class 1 shares)............................................     94       293       509      1,131
  (Class 2 shares)............................................    109       340       590      1,306
  (Class 3 shares)............................................    119       372       644      1,420
Growth-Income Portfolio
  (Class 1 shares)............................................     63       199       346        774
  (Class 2 shares)............................................     79       246       428        954
  (Class 3 shares)............................................     89       278       482      1,073
Growth Opportunities Portfolio
  (Class 1 shares)............................................    102       318       552      1,225
  (Class 2 shares)............................................    117       365       633      1,398
  (Class 3 shares)............................................    127       397       686      1,511
International Growth and Income Portfolio
  (Class 1 shares)............................................    104       325       563      1,248
  (Class 2 shares)............................................    119       372       644      1,420
  (Class 3 shares)............................................    128       400       692      1,523
Marsico Focused Growth Portfolio
  (Class 1 shares)............................................     93       290       504      1,120
  (Class 2 shares)............................................    108       337       585      1,294
  (Class 3 shares)............................................    118       368       638      1,409

SUNAMERICA SERIES TRUST                69

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------

MFS(R) Massachusetts Investors Trust Portfolio
  (Class 1 shares)............................................   $ 79      $246      $428     $  954
  (Class 2 shares)............................................     94       293       509      1,131
  (Class 3 shares)............................................    104       325       563      1,248
MFS(R) Total Return Portfolio
  (Class 1 shares)............................................     72       224       390        871
  (Class 2 shares)............................................     87       271       471      1,049
  (Class 3 shares)............................................     97       303       525      1,166
Mid-Cap Growth Portfolio
  (Class 1 shares)............................................     84       262       455      1,014
  (Class 2 shares)............................................    100       312       542      1,201
  (Class 3 shares)............................................    110       343       595      1,317
Small Company Value Portfolio
  (Class 1 shares)............................................    149       462       797      1,746
  (Class 2 shares)............................................    N/A       N/A       N/A        N/A
  (Class 3 shares)............................................    156       483       834      1,824
Small & Mid Cap Value Portfolio
  (Class 1 shares)............................................    N/A       N/A       N/A        N/A
  (Class 2 shares)............................................    115       359       622      1,375
  (Class 3 shares)............................................    125       390       676      1,489
Technology Portfolio
  (Class 1 shares)............................................    118       368       638      1,409
  (Class 2 shares)............................................    133       415       718      1,579
  (Class 3 shares)............................................    145       449       776      1,702
Telecom Utility Portfolio
  (Class 1 shares)............................................     88       274       477      1,061
  (Class 2 shares)............................................    103       322       558      1,236
  (Class 3 shares)............................................    113       353       612      1,352


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                70

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

BLUE CHIP GROWTH PORTFOLIO. The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Emerging Markets
     -  Hedging Risk
     -  Market Volatility Risk
     -  Small and Medium Sized Companies Risk

CAPITAL GROWTH PORTFOLIO. The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions; and engage in short sales "against the box" (up to 25% of the Portfolio's assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Short Sales Risks

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk

SUNAMERICA SERIES TRUST                71

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

CORPORATE BOND PORTFOLIO. The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small- and Medium-Sized Companies Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

"DOGS" OF WALL STREET PORTFOLIO. The quarterly selection of the thirty stocks that meet the Portfolio's criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets.

The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Derivatives Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

FOREIGN VALUE PORTFOLIO. The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

FUNDAMENTAL GROWTH PORTFOLIO. The Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds, warrants, convertible securities, and emerging market securities. The Portfolio also may make short-term and defensive investments.

SUNAMERICA SERIES TRUST                72

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Leverage Risk
     -  Market Volatility Risk

GLOBAL BOND PORTFOLIO. The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

     -  Hedging Risk
     -  Market Volatility Risk
     -  Prepayment Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

GROWTH-INCOME PORTFOLIO. The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

GROWTH OPPORTUNITIES PORTFOLIO. The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), mid-cap stocks, real estate investment trusts (up to 10% of net assets) and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Medium Companies Risk
     -  Real Estate Industry Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Technology Company Risk

HIGH-YIELD BOND PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Short Sales Risk

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio

SUNAMERICA SERIES TRUST                73

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

MARSICO FOCUSED GROWTH PORTFOLIO. The Portfolio may invest in convertible securities, warrants, options and futures and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay in kind
(PIK) bonds. The Portfolio also may invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Risk of Investing in Junk Bonds

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MFS(R) TOTAL RETURN PORTFOLIO. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay in kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Prepayment Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

REAL ESTATE PORTFOLIO. The Portfolio also may invest in foreign securities, convertible securities, corporate bonds U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Foreign Investment Risk
     -  Interest Rate Fluctuations Risk

SUNAMERICA SERIES TRUST                74

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

     -  Market Volatility Risk
     -  Securities Selection Risk

SMALL & MID CAP VALUE PORTFOLIO. The Portfolio also may invest in derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments; and engage in short sales, currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject are as follows:

     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Short Sales Risk

SMALL COMPANY VALUE PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Sector Risk

TECHNOLOGY PORTFOLIO. The Portfolio may invest in warrants and rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

TELECOM UTILITY PORTFOLIO. The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  OTC Risk
     -  Prepayment Risk
     -  Real Estate Industry Risk
     -  Securities Selection Risk

WORLDWIDE HIGH INCOME PORTFOLIO. The Portfolio may also invest in hybrid instruments; options and futures; illiquid securities (up to 15% of net assets and forward commitments. The Portfolio may engage in currency transactions. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                75

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country,

SUNAMERICA SERIES TRUST                76

GLOSSARY

--------------------------------------------------------------------------------


and is usually a bond issued by a non-European company for sale in Europe.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the

SUNAMERICA SERIES TRUST                77

GLOSSARY

--------------------------------------------------------------------------------


        highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND and FOREIGN VALUE PORTFOLIOS, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven

SUNAMERICA SERIES TRUST                78

GLOSSARY

--------------------------------------------------------------------------------


days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

SUNAMERICA SERIES TRUST                79

GLOSSARY

--------------------------------------------------------------------------------

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

SUNAMERICA SERIES TRUST                80

GLOSSARY

--------------------------------------------------------------------------------

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the

SUNAMERICA SERIES TRUST                81

GLOSSARY

--------------------------------------------------------------------------------


field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the

SUNAMERICA SERIES TRUST                82

GLOSSARY

--------------------------------------------------------------------------------


value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

OVER-THE-COUNTER RISK - OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest

SUNAMERICA SERIES TRUST                83

GLOSSARY

--------------------------------------------------------------------------------


rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISKS OF INVESTING IN BONDS. - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than

SUNAMERICA SERIES TRUST                84

GLOSSARY

--------------------------------------------------------------------------------


three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY RISK - Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                85

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Blue Chip Growth Portfolio                0.70%
Capital Growth Portfolio                  0.90%
Cash Management Portfolio                 0.45%
Corporate Bond Portfolio                  0.55%
Davis Venture Value Portfolio             0.71%
"Dogs" of Wall Street Portfolio           0.60%
Emerging Markets Portfolio                1.11%
Equity Opportunities Portfolio            0.69%*
Foreign Value Portfolio                   0.83%
Fundamental Growth Portfolio              0.84%
Global Bond Portfolio                     0.68%
Global Equities Portfolio                 0.78%
Growth-Income Portfolio                   0.57%
Growth Opportunities Portfolio            0.75%
High Yield Bond Portfolio                 0.62%
International Diversified Equities
  Portfolio                               0.83%
International Growth and Income
  Portfolio                               0.91%
Marsico Focused Growth Portfolio          0.85%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.70%
MFS(R) Total Return Portfolio             0.65%
Mid-Cap Growth Portfolio                  0.75%*
Real Estate Portfolio                     0.77%
Small & Mid Cap Value Portfolio           0.94%
Small Company Value Portfolio             1.00%
Technology Portfolio                      1.00%
Telecom Utility Portfolio                 0.75%
Worldwide High Income Portfolio           0.80%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio equal to 0.76% and 0.77%, respectively, of such Portfolio's average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years

SUNAMERICA SERIES TRUST                86

MANAGEMENT

--------------------------------------------------------------------------------


experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at AIG SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation

The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"), also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

SUNAMERICA SERIES TRUST                87

MANAGEMENT

--------------------------------------------------------------------------------

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined AllianceBernstein in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein's U.S. Small/Mid Cap Value Equity Investment Policy Group, which is comprised of Joseph Gerard Paul, James MacGregor and Andrew Weiner. Mr. Paul joined AllianceBernstein in 1987 and is currently a Senior Vice President and Chief Investment Officer for Advanced Value, Small/Mid Cap Value, and REITs. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Director of Research for U.S. Small/Mid Cap Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently a Senior Analyst covering capital equipment and consumer staples for Large Cap and Small Cap Equities.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

The Technology Portfolio is managed by Wayne Collette, CFA. Mr. Collette is a portfolio manager and a vice president for CMA. Mr. Collette has been associated with CMA or its predecessors since 2001. Prior to joining CMA, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

FEDERATED INVESTMENT MANAGEMENT COMPANY (FEDERATED) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio. Previously, the Subadviser for each of the Portfolio was Federated Investment Counseling. Both Federated and Federated Investment Counseling are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser did not change the portfolio manager for the Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2006, Federated and affiliated companies had approximately $237 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and

SUNAMERICA SERIES TRUST                88

MANAGEMENT

--------------------------------------------------------------------------------


Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2006, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $664.4 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

SUNAMERICA SERIES TRUST                89

MANAGEMENT

--------------------------------------------------------------------------------

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2006, Marsico managed approximately $83.7 billion in assets.

The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The MFS(R) Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS(R) Total Return Portfolio is managed by an investment team led by Brooks
A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1988 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy joined MFS in 1991 and is currently a Senior Vice president and Portfolio Manager. Mr. Persons joined MFS in 2000 and is currently a Vice President and Portfolio Manager.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a

SUNAMERICA SERIES TRUST                90

MANAGEMENT

--------------------------------------------------------------------------------


broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2006, MSIM Inc. together with its affiliated asset management companies had approximately $492 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Matthew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse, Executive Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. The High Yield Team includes Joshua Givelber. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

The Capital Growth Portfolio is co-managed by Mr. Marc Baylin and William Wilby. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President

SUNAMERICA SERIES TRUST                91

MANAGEMENT

--------------------------------------------------------------------------------


and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

TEMPLETON INVESTMENT COUNSEL, LLC (TEMPLETON) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Sadler and Gary
P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager and Research Analyst. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Sadler joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

WELLS CAPITAL MANAGEMENT INCORPORATED (WELLS CAPITAL) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2006, Wells Capital managed assets aggregating in excess of $189 billion.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas
J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team's Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Pence has earned the right to use the CFA designation.

Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Harris has earned the right to use the CFA designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

SUNAMERICA SERIES TRUST                92

MANAGEMENT

--------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                93

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                94

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio's Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will

SUNAMERICA SERIES TRUST                95

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the

SUNAMERICA SERIES TRUST                96

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.



SUNAMERICA SERIES TRUST                97

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

--------------------------------------------------------------------------------


                                       NET
                          NET       REALIZED        TOTAL         DIVIDENDS        DIVIDENDS
            NET ASSET   INVEST-   & UNREALIZED      FROM      DECLARED FROM NET     FROM NET                    NET ASSET
              VALUE       MENT     GAIN (LOSS)     INVEST-         INVEST-          REALIZED                      VALUE
  PERIOD    BEGINNING    INCOME        ON           MENT             MENT           GAIN ON         TOTAL         END OF
   ENDED    OF PERIOD   (LOSS)*    INVESTMENTS   OPERATIONS         INCOME        INVESTMENTS   DISTRIBUTIONS     PERIOD
-------------------------------------------------------------------------------------------------------------------------



                                           Cash Management Portfolio -- Class 1
01/31/03      $11.07     $0.15       $(0.02)        $0.13          $(0.37)            $--           $(0.37)       $10.83
01/31/04       10.83      0.08         0.00          0.08           (0.23)             --            (0.23)        10.68
01/31/05       10.68      0.10        (0.01)         0.09           (0.08)             --            (0.08)        10.69
01/31/06       10.69      0.32           --          0.32           (0.09)             --            (0.09)        10.92
01/31/07       10.92      0.52        (0.01)         0.51           (0.28)             --            (0.28)        11.15
                                           Cash Management Portfolio -- Class 2
01/31/03       11.05      0.12         0.01          0.13           (0.36)             --            (0.36)        10.82
01/31/04       10.82      0.06        (0.01)         0.05           (0.21)             --            (0.21)        10.66
01/31/05       10.66      0.08         0.01          0.09           (0.07)             --            (0.07)        10.68
01/31/06       10.68      0.30           --          0.30           (0.08)             --            (0.08)        10.90
01/31/07       10.90      0.49           --          0.49           (0.26)             --            (0.26)        11.13
                                           Cash Management Portfolio -- Class 3
09/30/02@-
01/31/03       10.78      0.02         0.01          0.03               --             --               --         10.81
01/31/04       10.81      0.04         0.01          0.05           (0.21)             --            (0.21)        10.65
01/31/05       10.65      0.08        (0.01)         0.07           (0.06)             --            (0.06)        10.66
01/31/06       10.66      0.29           --          0.29           (0.07)             --            (0.07)        10.88
01/31/07       10.88      0.48           --          0.48           (0.25)             --            (0.25)        11.11
                                           Corporate Bond Portfolio -- Class 1
01/31/03       11.17      0.80        (0.02)         0.78           (0.71)             --            (0.71)        11.24
01/31/04       11.24      0.69         0.71          1.40           (0.72)             --            (0.72)        11.92
01/31/05       11.92      0.65         0.07          0.72           (0.62)             --            (0.62)        12.02
01/31/06       12.02      0.62        (0.44)         0.18           (0.55)             --            (0.55)        11.65
01/31/07       11.65      0.65         0.02          0.67           (0.53)             --            (0.53)        11.79
                                           Corporate Bond Portfolio -- Class 2
01/31/03       11.17      0.73         0.03          0.76           (0.70)             --            (0.70)        11.23
01/31/04       11.23      0.67         0.71          1.38           (0.70)             --            (0.70)        11.91
01/31/05       11.91      0.63         0.07          0.70           (0.61)             --            (0.61)        12.00
01/31/06       12.00      0.60        (0.42)         0.18           (0.54)             --            (0.54)        11.64
01/31/07       11.64      0.63         0.01          0.64           (0.51)             --            (0.51)        11.77
                                           Corporate Bond Portfolio -- Class 3
09/30/02@-
  01/31/03     10.83      0.20         0.20          0.40               --             --               --         11.23
01/31/04       11.23      0.61         0.75          1.36           (0.70)             --            (0.70)        11.89
01/31/05       11.89      0.59         0.11          0.70           (0.60)             --            (0.60)        11.99
01/31/06       11.99      0.58        (0.43)         0.15           (0.52)             --            (0.52)        11.62
01/31/07       11.62      0.60         0.03          0.63           (0.50)             --            (0.50)        11.75

                          NET                  RATIO OF NET
                        ASSETS     RATIO OF     INVESTMENT
                        END OF     EXPENSES      INCOME TO
  PERIOD      TOTAL     PERIOD    TO AVERAGE      AVERAGE     PORTFOLIO
   ENDED    RETURN**    (000'S)   NET ASSETS    NET ASSETS     TURNOVER
-----------------------------------------------------------------------



                  Cash Management Portfolio -- Class 1
01/31/03       1.22%   $457,994      0.52%         1.37%          --%
01/31/04       0.72     244,351      0.54          0.69           --
01/31/05       0.86     227,570      0.56          0.90           --
01/31/06       3.04     191,254      0.54          2.91           --
01/31/07       4.71     216,529      0.50          4.63           --
                  Cash Management Portfolio -- Class 2
01/31/03       1.22      82,513      0.67          1.13           --
01/31/04       0.48      54,706      0.69          0.54           --
01/31/05       0.80      56,609      0.71          0.77           --
01/31/06       2.80      46,240      0.69          2.75           --
01/31/07       4.57      52,721      0.65          4.48           --
                  Cash Management Portfolio -- Class 3
09/30/02@-
01/31/03       0.28      10,355      0.76+         0.68+          --
01/31/04       0.45      59,832      0.80          0.37           --
01/31/05       0.63     109,704      0.81          0.75           --
01/31/06       2.70     124,629      0.79          2.70           --
01/31/07       4.48     184,858      0.75          4.40           --
                  Corporate Bond Portfolio -- Class 1
01/31/03       7.17     263,378      0.65          7.17           46(1)
01/31/04      12.67     277,860      0.64          5.89           48(1)
01/31/05       6.18     279,090      0.63          5.46           33(1)
01/31/06       1.60     280,564      0.62          5.23           44
01/31/07       5.82     285,098      0.60          5.53           41
                  Corporate Bond Portfolio -- Class 2
01/31/03       6.99      40,274      0.80          6.87           46(1)
01/31/04      12.53      55,428      0.79          5.73           48(1)
01/31/05       5.95      63,706      0.78          5.30           33(1)
01/31/06       1.54      61,250      0.77          5.08           44
01/31/07       5.58      58,163      0.75          5.38           41
                  Corporate Bond Portfolio -- Class 3
09/30/02@-
  01/31/03     3.69       2,965      0.87+         5.87+          46(1)
01/31/04      12.31      29,614      0.90          5.56           48(1)
01/31/05       5.96      92,720      0.89          5.13           33(1)
01/31/06       1.35     142,751      0.87          4.96           44
01/31/07       5.49     267,266      0.85          5.25           41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      2003  2004  2005
                                                                      ----  ----  ----

Corporate Bond......................................................  45%    46%   32%




SUNAMERICA SERIES TRUST                98

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                                Global Bond Portfolio -- Class 1
01/31/03      $10.63      $0.42         $0.25          $0.67        $(0.18)      $(0.15)        $(0.33)      $10.97      6.36%
01/31/04       10.97       0.36          0.05           0.41            --           --             --        11.38      3.74
01/31/05       11.38       0.32          0.18           0.50            --        (0.14)         (0.14)       11.74      4.38
01/31/06       11.74       0.28          0.06           0.34         (0.38)       (0.06)         (0.44)       11.64      2.98
01/31/07       11.64       0.30          0.04           0.34         (1.11)       (0.23)         (1.34)       10.64      3.08
                                                Global Bond Portfolio -- Class 2
01/31/03       10.63       0.38          0.27           0.65         (0.17)       (0.15)         (0.32)       10.96      6.18
01/31/04       10.96       0.33          0.06           0.39            --           --             --        11.35      3.56
01/31/05       11.35       0.30          0.18           0.48            --        (0.14)         (0.14)       11.69      4.22
01/31/06       11.69       0.26          0.06           0.32         (0.37)       (0.06)         (0.43)       11.58      2.76
01/31/07       11.58       0.27          0.05           0.32         (1.09)       (0.23)         (1.32)       10.58      2.92
                                                Global Bond Portfolio -- Class 3
09/30/02@-
01/31/03       10.68       0.11          0.17           0.28            --           --             --        10.96      2.62
01/31/04       10.96       0.30          0.08           0.38            --           --             --        11.34      3.47
01/31/05       11.34       0.28          0.18           0.46            --        (0.14)         (0.14)       11.66      4.04
01/31/06       11.66       0.25          0.06           0.31         (0.35)       (0.06)         (0.41)       11.56      2.75
01/31/07       11.56       0.25          0.05           0.30         (1.08)       (0.23)         (1.31)       10.55      2.74

---------------------------------------------------------------------
               NET                    RATIO OF NET
             ASSETS      RATIO OF      INVESTMENT
             END OF      EXPENSES       INCOME TO
  PERIOD     PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
   ENDED     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------

                Global Bond Portfolio -- Class 1
01/31/03    $132,160       0.80%          3.89%           66%
01/31/04     114,854       0.82           3.17           115
01/31/05     102,785       0.83           2.79            86
01/31/06      97,472       0.83           2.40           164
01/31/07      85,764       0.82           2.57            44
                Global Bond Portfolio -- Class 2
01/31/03      10,931       0.94           3.70            66
01/31/04      14,577       0.97           3.00           115
01/31/05      16,528       0.98           2.63            86
01/31/06      18,586       0.98           2.25           164
01/31/07      18,246       0.97           2.41            44
                Global Bond Portfolio -- Class 3
09/30/02@-
01/31/03         848       0.98+          3.20+           66
01/31/04       8,162       1.07           2.82           115
01/31/05      17,720       1.09           2.51            86
01/31/06      29,074       1.08           2.15           164
01/31/07      50,196       1.07           2.30            44



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class


SUNAMERICA SERIES TRUST                99

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                         NET                                           DIVIDENDS
                           NET        REALIZED         TOTAL          DIVIDENDS         FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-          GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT              MENT           INVEST-         TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME           MENTS      DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                            High-Yield Bond Portfolio -- Class 1
01/31/03      $7.01       $0.63        $(0.98)        $(0.35)           $(0.99)           $--           $(0.99)       $5.67
01/31/04       5.67        0.58          1.21           1.79             (0.46)            --            (0.46)        7.00
01/31/05       7.00        0.61          0.35           0.96             (0.66)            --            (0.66)        7.30
01/31/06       7.30        0.57          0.16           0.73             (0.77)            --            (0.77)        7.26
01/31/07       7.26        0.54          0.34           0.88             (0.60)            --            (0.60)        7.54
                                            High-Yield Bond Portfolio -- Class 2
01/31/03       7.00        0.57         (0.92)         (0.35)            (0.98)            --            (0.98)        5.67
01/31/04       5.67        0.55          1.22           1.77             (0.45)            --            (0.45)        6.99
01/31/05       6.99        0.59          0.35           0.94             (0.65)            --            (0.65)        7.28
01/31/06       7.28        0.56          0.17           0.73             (0.76)            --            (0.76)        7.25
01/31/07       7.25        0.53          0.34           0.87             (0.59)            --            (0.59)        7.53
                                            High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03       5.21        0.18          0.28           0.46                --             --               --         5.67
01/31/04       5.67        0.54          1.22           1.76             (0.45)            --            (0.45)        6.98
01/31/05       6.98        0.57          0.37           0.94             (0.64)            --            (0.64)        7.28
01/31/06       7.28        0.54          0.17           0.71             (0.75)            --            (0.75)        7.24
01/31/07       7.24        0.51          0.35           0.86             (0.58)            --            (0.58)        7.52
                                         Worldwide High Income Portfolio -- Class 1
01/31/03       7.65        0.67         (0.72)         (0.05)            (1.06)            --            (1.06)        6.54
01/31/04       6.54        0.52          1.11           1.63             (0.63)            --            (0.63)        7.54
01/31/05       7.54        0.56          0.07           0.63             (0.49)            --            (0.49)        7.68
01/31/06       7.68        0.52          0.10           0.62             (0.63)            --            (0.63)        7.67
01/31/07       7.67        0.48          0.13           0.61             (0.60)            --            (0.60)        7.68
                                         Worldwide High Income Portfolio -- Class 2
01/31/03       7.65        0.62         (0.70)         (0.08)            (1.05)            --            (1.05)        6.52
01/31/04       6.52        0.49          1.13           1.62             (0.62)            --            (0.62)        7.52
01/31/05       7.52        0.54          0.07           0.61             (0.48)            --            (0.48)        7.65
01/31/06       7.65        0.50          0.11           0.61             (0.62)            --            (0.62)        7.64
01/31/07       7.64        0.47          0.13           0.60             (0.59)            --            (0.59)        7.65
                                         Worldwide High Income Portfolio -- Class 3
11/11/02@-
01/31/03       6.15        0.14          0.23           0.37                --             --               --         6.52
01/31/04       6.52        0.49          1.11           1.60             (0.62)            --            (0.62)        7.50
01/31/05       7.50        0.50          0.11           0.61             (0.47)            --            (0.47)        7.64
01/31/06       7.64        0.48          0.12           0.60             (0.61)            --            (0.61)        7.63
01/31/07       7.63        0.45          0.14           0.59             (0.58)            --            (0.58)        7.64

---------------------------------------------------------------------------------
                           NET                    RATIO OF NET
                         ASSETS      RATIO OF      INVESTMENT
                         END OF      EXPENSES        INCOME
  PERIOD      TOTAL      PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)     NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

                       High-Yield Bond Portfolio -- Class 1
01/31/03      (3.92)%   $221,410       0.75%          10.09%         121%(2)
01/31/04      32.41      311,063       0.73            9.09          125(2)
01/31/05      14.59      269,008       0.72            8.66           88(2)
01/31/06      10.65      242,766       0.74(1)         7.75(1)        71
01/31/07      12.41      231,605       0.69            7.22           60
                       High-Yield Bond Portfolio -- Class 2
01/31/03      (3.87)      18,881       0.91           10.15          121(2)
01/31/04      32.05       44,595       0.88            8.82          125(2)
01/31/05      14.29       44,426       0.87            8.49           88(2)
01/31/06      10.65       41,544       0.89(1)         7.59(1)        71
01/31/07      12.28       43,015       0.84            7.07           60
                       High-Yield Bond Portfolio -- Class 3
09/30/02@-
01/31/03       8.83        3,165       1.04+          10.74+         121(2)
01/31/04      31.84       28,897       0.97            8.51          125(2)
01/31/05      14.36       42,599       0.97            8.31           88(2)
01/31/06      10.41       54,144       0.99(1)         7.48(1)        71
01/31/07      12.19       92,275       0.93            6.95           60
                    Worldwide High Income Portfolio -- Class 1
01/31/03       0.45       77,847       1.15            9.55          103(2)
01/31/04      25.40       92,530       1.15            7.16          149(2)
01/31/05       8.64       86,357       1.13            7.37           90(2)
01/31/06       8.49       80,462       0.97            6.69           48
01/31/07       8.27       74,677       0.97            6.26           42
                    Worldwide High Income Portfolio -- Class 2
01/31/03       0.10        3,247       1.29            9.44          103(2)
01/31/04      25.31        6,927       1.30            7.00          149(2)
01/31/05       8.38        8,064       1.28            7.22           90(2)
01/31/06       8.36        8,336       1.12            6.52           48
01/31/07       8.14        7,918       1.12            6.11           42
                    Worldwide High Income Portfolio -- Class 3
11/11/02@-
01/31/03       6.02          106       1.36+           9.43+         103(2)
01/31/04      24.95          718       1.39            6.74          149(2)
01/31/05       8.43        1,123       1.38            7.06           90(2)
01/31/06       8.26        1,622       1.22            6.36           48
01/31/07       8.05        3,162       1.22            6.02           42



--------



   *  Calculated based upon average shares outstanding.
  **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   +  Annualized
   @  Inception date of class
 (1)  Gross of custody credits of 0.01%.
 (2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                                    2003  2004  2005
                                                                    ----  ----  ----

High-Yield Bond...................................................  121%   125%  88%
Worldwide High Income.............................................  103    149   90




SUNAMERICA SERIES TRUST                100

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                                 Balanced Portfolio -- Class 1
01/31/03      $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)      $   --         $(0.34)      $11.59     (14.95)%
01/31/04       11.59       0.18          1.95           2.13         (0.29)          --          (0.29)       13.43      18.51
01/31/05       13.43       0.28          0.32           0.60         (0.21)          --          (0.21)       13.82       4.52
01/31/06       13.82       0.31          0.30           0.61         (0.35)          --          (0.35)       14.08       4.55(3)
01/31/07       14.08       0.36          1.10           1.46         (0.41)          --          (0.41)       15.13      10.46
                                                 Balanced Portfolio -- Class 2
01/31/03       14.01       0.21         (2.31)         (2.10)        (0.33)          --          (0.33)       11.58     (15.04)
01/31/04       11.58       0.16          1.95           2.11         (0.27)          --          (0.27)       13.42      18.36
01/31/05       13.42       0.26          0.31           0.57         (0.19)          --          (0.19)       13.80       4.30
01/31/06       13.80       0.28          0.31           0.59         (0.33)          --          (0.33)       14.06       4.40(3)
01/31/07       14.06       0.34          1.10           1.44         (0.39)          --          (0.39)       15.11      10.32
                                                 Balanced Portfolio -- Class 3
09/30/02@-
01/31/03       11.84       0.05         (0.32)         (0.27)           --           --             --        11.57      (2.28)
01/31/04       11.57       0.14          1.96           2.10         (0.27)          --          (0.27)       13.40      18.25
01/31/05       13.40       0.25          0.31           0.56         (0.18)          --          (0.18)       13.78       4.21
01/31/06       13.78       0.27          0.31           0.58         (0.32)          --          (0.32)       14.04        4.31(3)
01/31/07       14.04       0.32          1.10           1.42         (0.37)          --          (0.37)       15.09      10.23
                                             MFS Total Return Portfolio -- Class 1
01/31/03       15.39       0.41         (1.34)         (0.93)        (0.29)       (0.18)         (0.47)       13.99      (5.96)
01/31/04       13.99       0.36          2.51           2.87         (0.65)          --          (0.65)       16.21      20.73
01/31/05       16.21       0.41          0.97           1.38         (0.03)          --          (0.03)       17.56       8.53
01/31/06       17.56       0.44          0.50           0.94         (0.39)       (0.85)         (1.24)       17.26       5.74
01/31/07       17.26       0.50          1.47           1.97         (0.43)       (0.61)         (1.04)       18.19      11.76
                                             MFS Total Return Portfolio -- Class 2
01/31/03       15.38       0.36         (1.31)         (0.95)        (0.28)       (0.18)         (0.46)       13.97      (6.12)
01/31/04       13.97       0.33          2.52           2.85         (0.61)          --          (0.61)       16.21      20.58
01/31/05       16.21       0.38          0.98           1.36         (0.03)          --          (0.03)       17.54       8.40
01/31/06       17.54       0.41          0.51           0.92         (0.37)       (0.85)         (1.22)       17.24       5.59
01/31/07       17.24       0.47          1.48           1.95         (0.41)       (0.61)         (1.02)       18.17      11.61
                                             MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03       13.61       0.09          0.27           0.36            --           --             --        13.97       2.65
01/31/04       13.97       0.30          2.53           2.83         (0.59)          --          (0.59)       16.21      20.43
01/31/05       16.21       0.36          0.98           1.34         (0.03)          --          (0.03)       17.52       8.27
01/31/06       17.52       0.38          0.52           0.90         (0.35)       (0.85)         (1.20)       17.22       5.50
01/31/07       17.22       0.44          1.48           1.92         (0.39)       (0.61)         (1.00)       18.14      11.46

---------------------------------------------------------------------
               NET                    RATIO OF NET
             ASSETS      RATIO OF      INVESTMENT
             END OF      EXPENSES        INCOME
  PERIOD     PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------

                    Balanced Portfolio -- Class 1
01/31/03    $310,531       0.68%          1.91%          611%(2)
01/31/04     318,419       0.69           1.45           187(2)
01/31/05     275,323       0.72(1)        2.03(1)        192(2)
01/31/06     224,250       0.73(1)        2.16(1)        227
01/31/07     191,204       0.74           2.50           141
                    Balanced Portfolio -- Class 2
01/31/03      19,712       0.82           1.72           611(2)
01/31/04      27,532       0.84           1.30           187(2)
01/31/05      26,777       0.87(1)        1.89(1)        192(2)
01/31/06      23,725       0.88(1)        2.01(1)        227
01/31/07      21,819       0.89           2.35           141
                    Balanced Portfolio -- Class 3
09/30/02@-
01/31/03         579       0.89+          1.33+          611(2)
01/31/04       6,581       0.95           1.20           187(2)
01/31/05      12,460       0.98(1)        1.86(1)        192(2)
01/31/06      12,943       0.98(1)        1.90(1)        227
01/31/07      16,970       0.99           2.25           141
                MFS Total Return Portfolio -- Class 1
01/31/03     516,660       0.72(1)        2.81(1)         73(2)
01/31/04     630,428       0.74(1)        2.37(1)         56(2)
01/31/05     660,464       0.74(1)        2.42(1)         64(2)
01/31/06     674,833       0.71(1)        2.48(1)         44
01/31/07     660,292       0.71(1)        2.83(1)         51
                MFS Total Return Portfolio -- Class 2
01/31/03      92,257       0.87(1)        2.62(1)         73(2)
01/31/04     141,025       0.89(1)        2.21(1)         56(2)
01/31/05     146,906       0.89(1)        2.27(1)         64(2)
01/31/06     140,809       0.86(1)        2.33(1)         44
01/31/07     134,921       0.86(1)        2.68(1)         51
                MFS Total Return Portfolio -- Class 3
09/30/02@-
01/31/03       6,325       0.98+(1)       2.24+(1)        73(2)
01/31/04      59,339       0.99(1)        2.05(1)         56(2)
01/31/05     141,874       0.99(1)        2.19(1)         64(2)
01/31/06     205,505       0.96(1)        2.22(1)         44
01/31/07     332,382       0.96(1)        2.58(1)         51



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----

Balanced Class 1....................................    --%   --% 0.00% 0.02%   --%
Balanced Class 2....................................    --    --  0.00  0.02    --
Balanced Class 3....................................    --    --  0.00  0.02    --
MFS Total Return Class 1............................  0.01  0.02  0.02  0.01  0.01
MFS Total Return Class 2............................  0.01  0.02  0.02  0.01  0.01
MFS Total Return Class 3............................  0.01  0.02  0.02  0.01  0.01






 (2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%
MFS Total Return...........................................    68    49    60







 (3)  The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.




SUNAMERICA SERIES TRUST                101

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Telecom Utility Portfolio -- Class 1
01/31/03      $10.01      $0.41        $(2.71)        $(2.30)       $(0.87)       $--           $(0.87)      $ 6.84     (22.90)%
01/31/04        6.84       0.36          1.25           1.61         (0.48)        --            (0.48)        7.97      24.12
01/31/05        7.97       0.34          0.75           1.09         (0.41)        --            (0.41)        8.65      14.11
01/31/06        8.65       0.32          0.60           0.92         (0.39)        --            (0.39)        9.18      10.90
01/31/07        9.18       0.35          1.78           2.13         (0.37)        --            (0.37)       10.94      23.49
                                              Telecom Utility Portfolio -- Class 2
01/31/03       10.01       0.38         (2.69)         (2.31)        (0.86)        --            (0.86)        6.84     (22.99)
01/31/04        6.84       0.35          1.24           1.59         (0.47)        --            (0.47)        7.96      23.78
01/31/05        7.96       0.32          0.76           1.08         (0.40)        --            (0.40)        8.64      13.97
01/31/06        8.64       0.31          0.60           0.91         (0.38)        --            (0.38)        9.17      10.76
01/31/07        9.17       0.32          1.79           2.11         (0.35)        --            (0.35)       10.93      23.36
                                              Telecom Utility Portfolio -- Class 3
11/11/02@-
01/31/03        6.75       0.09            --           0.09            --         --               --         6.84       1.33
01/31/04        6.84       0.33          1.25           1.58         (0.47)        --            (0.47)        7.95      23.61
01/31/05        7.95       0.33          0.74           1.07         (0.39)        --            (0.39)        8.63      13.89
01/31/06        8.63       0.29          0.61           0.90         (0.37)        --            (0.37)        9.16      10.67
01/31/07        9.16       0.26          1.83           2.09         (0.34)        --            (0.34)       10.91      23.17

-----------------------------------------------------------------------------
              NET
             ASSETS     RATIO OF          RATIO OF NET
             END OF     EXPENSES           INVESTMENT
  PERIOD     PERIOD    TO AVERAGE            INCOME           PORTFOLIO
   ENDED     (000S)    NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
-----------------------------------------------------------------------------

                  Telecom Utility Portfolio -- Class 1
01/31/03    $52,982       0.95%(1)            4.82%(1)           123%
01/31/04     50,898       0.98(1)             4.83(1)             19
01/31/05     50,866       0.97(1)             4.10(1)             29
01/31/06     43,498       0.91(1)             3.54(1)              6
01/31/07     50,319       0.90(1)             3.50(1)             73
                  Telecom Utility Portfolio -- Class 2
01/31/03      3,466       1.12(1)             4.90(1)            123
01/31/04      3,835       1.13(1)             4.64(1)             19
01/31/05      4,427       1.12(1)             3.94(1)             29
01/31/06      4,739       1.06(1)             3.37(1)              6
01/31/07      6,635       1.05(1)             3.30(1)             73
                  Telecom Utility Portfolio -- Class 3
11/11/02@-
01/31/03        103       1.29+(1)            6.18+(1)           123
01/31/04        188       1.23(1)             4.41(1)             19
01/31/05        142       1.22(1)             4.07(1)             29
01/31/06        278       1.15(1)             3.24(1)              6
01/31/07      1,510       1.15(1)             2.80(1)             73



--------
 *  Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +  Annualized
 @  Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:


                                                1/03    1/04    1/05    1/06    1/07
                                               -----   -----   -----   -----   -----


Telecom Utility Class 1......................  0.07%   0.04%   0.01%   0.03%   0.04%
Telecom Utility Class 2......................  0.08    0.04    0.01    0.03    0.04
Telecom Utility Class 3......................  0.07    0.04    0.01    0.03    0.04




SUNAMERICA SERIES TRUST                102

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                               Growth-Income Portfolio -- Class 1
01/31/03      $21.75      $0.16        $(4.86)        $(4.70)       $(0.17)      $   --         $(0.17)      $16.88     (21.61)%
01/31/04       16.88       0.13          5.43           5.56         (0.19)          --          (0.19)       22.25      33.04
01/31/05       22.25       0.10          1.06           1.16         (0.16)          --          (0.16)       23.25       5.25
01/31/06       23.25       0.14          3.11           3.25         (0.14)          --          (0.14)       26.36      14.05
01/31/07       26.36       0.20          1.42           1.62         (0.20)          --          (0.20)       27.78       6.17
                                               Growth-Income Portfolio -- Class 2
01/31/03       21.74       0.12         (4.85)         (4.73)        (0.15)          --          (0.15)       16.86     (21.75)
01/31/04       16.86       0.10          5.42           5.52         (0.16)          --          (0.16)       22.22      32.84
01/31/05       22.22       0.07          1.06           1.13         (0.13)          --          (0.13)       23.22       5.12
01/31/06       23.22       0.11          3.10           3.21         (0.10)          --          (0.10)       26.33      13.90
01/31/07       26.33       0.16          1.41           1.57         (0.16)          --          (0.16)       27.74       6.00
                                               Growth-Income Portfolio -- Class 3
09/30/02@-
01/31/03       16.90       0.03         (0.08)         (0.05)           --           --             --        16.85      (0.30)
01/31/04       16.85       0.07          5.44           5.51         (0.16)          --          (0.16)       22.20      32.76
01/31/05       22.20       0.04          1.06           1.10         (0.11)          --          (0.11)       23.19       4.99
01/31/06       23.19       0.08          3.10           3.18         (0.08)          --          (0.08)       26.29      13.77
01/31/07       26.29       0.13          1.42           1.55         (0.14)          --          (0.14)       27.70       5.91
                                           Equity Opportunities Portfolio -- Class 1
01/31/03       14.84       0.19         (3.27)         (3.08)        (0.15)          --          (0.15)       11.61     (20.76)
01/31/04       11.61       0.21          3.63           3.84         (0.21)          --          (0.21)       15.24      33.25
01/31/05       15.24       0.23          0.82           1.05         (0.23)          --          (0.23)       16.06       6.95(2)
01/31/06       16.06       0.25          1.09           1.34         (0.26)          --          (0.26)       17.14       8.50
01/31/07       17.14       0.28          2.35           2.63         (0.30)       (0.21)         (0.51)       19.26      15.51
                                           Equity Opportunities Portfolio -- Class 2
01/31/03       14.84       0.16         (3.28)         (3.12)        (0.13)          --          (0.13)       11.59     (20.98)
01/31/04       11.59       0.19          3.63           3.82         (0.19)          --          (0.19)       15.22      33.13
01/31/05       15.22       0.21          0.82           1.03         (0.21)          --          (0.21)       16.04       6.83(2)
01/31/06       16.04       0.22          1.09           1.31         (0.24)          --          (0.24)       17.11       8.29
01/31/07       17.11       0.25          2.34           2.59         (0.27)       (0.21)         (0.48)       19.22      15.32
                                           Equity Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       11.10       0.05          0.44           0.49            --           --             --        11.59       4.41
01/31/04       11.59       0.16          3.64           3.80         (0.19)          --          (0.19)       15.20      32.92
01/31/05       15.20       0.19          0.82           1.01         (0.19)          --          (0.19)       16.02       6.75(2)
01/31/06       16.02       0.20          1.10           1.30         (0.23)          --          (0.23)       17.09       8.20
01/31/07       17.09       0.23          2.33           2.56         (0.25)       (0.21)         (0.46)       19.19      15.18

------------------------------------------------------------------------
                                         RATIO OF NET
               NET                        INVESTMENT
             ASSETS        RATIO OF         INCOME
             END OF        EXPENSES       TO AVERAGE
  PERIOD     PERIOD       TO AVERAGE          NET        PORTFOLIO
   ENDED     (000S)     NET ASSETS(1)      ASSETS(1)      TURNOVER
------------------------------------------------------------------------

                Growth-Income Portfolio -- Class 1
01/31/03    $877,271         0.59%           0.79%           45%
01/31/04     981,864         0.64            0.62            56
01/31/05     831,173         0.64            0.43            44
01/31/06     715,382         0.61            0.58            36
01/31/07     567,436         0.63            0.76            44
                Growth-Income Portfolio -- Class 2
01/31/03      35,928         0.74            0.64            45
01/31/04      49,786         0.79            0.46            56
01/31/05      44,957         0.79            0.28            44
01/31/06      42,623         0.76            0.43            36
01/31/07      37,815         0.78            0.61            44
                Growth-Income Portfolio -- Class 3
09/30/02@-
01/31/03       2,139         0.81+           0.53+           45
01/31/04      10,635         0.90            0.31            56
01/31/05      18,873         0.89            0.15            44
01/31/06      21,564         0.86            0.32            36
01/31/07      23,143         0.88            0.50            44
             Equity Opportunities Portfolio -- Class 1
01/31/03     191,653         0.76            1.41            32
01/31/04     224,293         0.84            1.55            31
01/31/05     203,016         0.80            1.47            54
01/31/06     176,962         0.76            1.46            55
01/31/07     157,526         0.76            1.54            59
             Equity Opportunities Portfolio -- Class 2
01/31/03      16,432         0.92            1.30            32
01/31/04      22,101         0.99            1.40            31
01/31/05      23,450         0.95            1.32            54
01/31/06      21,346         0.91            1.31            55
01/31/07      20,617         0.91            1.39            59
             Equity Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       1,119         0.98+           1.32+           32
01/31/04       9,470         1.09            1.19            31
01/31/05      33,299         1.06            1.21            54
01/31/06      49,769         1.01            1.19            55
01/31/07      63,591         1.01            1.28            59



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Growth-Income Class 1...............................  0.01% 0.04% 0.03% 0.01% 0.01%
Growth-Income Class 2...............................  0.01  0.04  0.03  0.01  0.01
Growth-Income Class 3...............................  0.01  0.04  0.03  0.01  0.01
Equity Opportunities Class 1........................  0.01  0.07  0.04  0.05  0.04
Equity Opportunities Class 2........................  0.02  0.07  0.04  0.05  0.04
Equity Opportunities Class 3........................  0.01  0.07  0.05  0.04  0.04


(2) The Portfolio's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                103

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------------
                                                                    DIVIDENDS    DIVIDENDS
                           NET            NET            TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
---------------------------------------------------------------------------------------------------------------------------------

                                             Davis Venture Value Portfolio -- Class 1
01/31/03      $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)      $   --         $(0.12)      $17.21     (15.79)%
01/31/04       17.21       0.21           6.47            6.68         (0.17)          --          (0.17)       23.72      38.95
01/31/05       23.72       0.24           2.20            2.44         (0.22)          --          (0.22)       25.94      10.35
01/31/06       25.94       0.28           3.25            3.53         (0.28)          --          (0.28)       29.19      13.71
01/31/07       29.19       0.28           4.06            4.34         (0.31)          --          (0.31)       33.22      14.96(2)
                                             Davis Venture Value Portfolio -- Class 2
01/31/03       20.57       0.12          (3.39)          (3.27)        (0.10)          --          (0.10)       17.20     (15.88)
01/31/04       17.20       0.17           6.47            6.64         (0.15)          --          (0.15)       23.69      38.68
01/31/05       23.69       0.22           2.18            2.40         (0.19)          --          (0.19)       25.90      10.18
01/31/06       25.90       0.24           3.25            3.49         (0.24)          --          (0.24)       29.15      13.57
01/31/07       29.15       0.23           4.05            4.28         (0.27)          --          (0.27)       33.16      14.76(2)
                                             Davis Venture Value Portfolio -- Class 3
09/30/02@-
01/31/03       16.49       0.03           0.67            0.70            --           --             --        17.19       4.24
01/31/04       17.19       0.12           6.49            6.61         (0.14)          --          (0.14)       23.66      38.54
01/31/05       23.66       0.22           2.15            2.37         (0.17)          --          (0.17)       25.86      10.06
01/31/06       25.86       0.20           3.27            3.47         (0.22)          --          (0.22)       29.11      13.49
01/31/07       29.11       0.19           4.05            4.24         (0.24)          --          (0.24)       33.11      14.65(2)
                                            "Dogs" of Wall Street Portfolio -- Class 1
01/31/03        9.38       0.22          (1.44)          (1.22)        (0.17)          --          (0.17)        7.99     (13.07)
01/31/04        7.99       0.24           2.07            2.31         (0.24)          --          (0.24)       10.06      29.27
01/31/05       10.06       0.21           0.35            0.56         (0.25)          --          (0.25)       10.37       5.67
01/31/06       10.37       0.24           0.04            0.28         (0.26)       (0.02)         (0.28)       10.37       2.91
01/31/07       10.37       0.25           1.85            2.10         (0.28)       (0.19)         (0.47)       12.00      20.57
                                            "Dogs" of Wall Street Portfolio -- Class 2
01/31/03        9.38       0.19          (1.43)          (1.24)        (0.16)          --          (0.16)        7.98     (13.26)
01/31/04        7.98       0.22           2.08            2.30         (0.23)          --          (0.23)       10.05      29.12
01/31/05       10.05       0.19           0.35            0.54         (0.23)          --          (0.23)       10.36       5.54
01/31/06       10.36       0.22           0.04            0.26         (0.24)       (0.02)         (0.26)       10.36       2.75
01/31/07       10.36       0.23           1.85            2.08         (0.27)       (0.19)         (0.46)       11.98      20.33
                                            "Dogs" of Wall Street Portfolio -- Class 3
09/30/02@-
01/31/03        7.90       0.05           0.03            0.08            --           --             --         7.98       1.01
01/31/04        7.98       0.19           2.10            2.29         (0.23)          --          (0.23)       10.04      28.95
01/31/05       10.04       0.18           0.34            0.52         (0.22)          --          (0.22)       10.34       5.34
01/31/06       10.34       0.21           0.05            0.26         (0.23)       (0.02)         (0.25)       10.35       2.75
01/31/07       10.35       0.21           1.85            2.06         (0.26)       (0.19)         (0.45)       11.96      20.15

---------------------------------------------------------------------------
                NET                         RATIO OF NET
              ASSETS         RATIO OF        INVESTMENT
              END OF         EXPENSES          INCOME
  PERIOD      PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
   ENDED      (000S)          ASSETS         NET ASSETS      TURNOVER
---------------------------------------------------------------------------

               Davis Venture Value Portfolio -- Class 1
01/31/03    $1,612,985         0.75%            0.81%           17%
01/31/04     2,004,101         0.77             1.03            13
01/31/05     1,913,355         0.79(1)          1.03(1)          9
01/31/06     1,819,150         0.76(1)          1.03(1)         14
01/31/07     1,720,746         0.76(1)          0.91(1)         16
               Davis Venture Value Portfolio -- Class 2
01/31/03        95,566         0.90             0.69            17
01/31/04       176,392         0.92             0.84            13
01/31/05       214,007         0.94(1)          0.87(1)          9
01/31/06       224,338         0.91(1)          0.87(1)         14
01/31/07       227,584         0.91(1)          0.75(1)         16
               Davis Venture Value Portfolio -- Class 3
09/30/02@-
01/31/03         7,105         0.97+            0.48+           17
01/31/04        88,056         1.03             0.61            13
01/31/05       232,729         1.04(1)          0.74(1)          9
01/31/06       370,408         1.01(1)          0.73(1)         14
01/31/07       630,658         1.01(1)          0.62(1)         16
              "Dogs" of Wall Street Portfolio -- Class 1
01/31/03        99,103         0.69             2.42            67
01/31/04       105,109         0.71             2.67            56
01/31/05        92,258         0.71             2.05            30
01/31/06        68,668         0.70(1)          2.26(1)         26
01/31/07        67,972         0.71(1)          2.22(1)         45
              "Dogs" of Wall Street Portfolio -- Class 2
01/31/03        10,735         0.84             2.29            67
01/31/04        20,038         0.86             2.46            56
01/31/05        22,040         0.86             1.91            30
01/31/06        19,414         0.85(1)          2.10(1)         26
01/31/07        19,902         0.86(1)          2.07(1)         45
              "Dogs" of Wall Street Portfolio -- Class 3
09/30/02@-
01/31/03           569         0.92+            1.91+           67
01/31/04         6,743         0.96             2.21            56
01/31/05        12,628         0.96             1.81            30
01/31/06        12,873         0.95(1)          2.01(1)         26
01/31/07        20,403         0.96(1)          1.93(1)         45



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%
Davis Venture Value Class 2...............................  0.00  0.01  0.00
Davis Venture Value Class 3...............................  0.01  0.00  0.00
"Dogs" of Wall Street Class 1.............................    --  0.00  0.02
"Dogs" of Wall Street Class 2.............................    --  0.00  0.02
"Dogs" of Wall Street Class 3.............................    --  0.00  0.02


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                104

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Alliance Growth Portfolio -- Class 1
01/31/03      $19.41      $ 0.03       $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04       13.53        0.05         4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05       17.84        0.06         0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06       18.08        0.02         5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07       23.09        0.01        (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)
                                              Alliance Growth Portfolio -- Class 2
01/31/03       19.40        0.01        (5.86)         (5.85)        (0.03)        --            (0.03)       13.52     (30.17)
01/31/04       13.52        0.02         4.30           4.32         (0.02)        --            (0.02)       17.82      31.94
01/31/05       17.82        0.04         0.23           0.27         (0.03)        --            (0.03)       18.06       1.54
01/31/06       18.06       (0.01)        5.06           5.05         (0.05)        --            (0.05)       23.06      28.03
01/31/07       23.06       (0.02)       (0.60)         (0.62)           --         --               --        22.44      (2.69)
                                              Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03       14.17        0.01        (0.67)         (0.66)           --         --               --        13.51      (4.66)
01/31/04       13.51       (0.01)        4.31           4.30         (0.01)        --            (0.01)       17.80      31.85
01/31/05       17.80        0.03         0.22           0.25         (0.02)        --            (0.02)       18.03       1.40
01/31/06       18.03       (0.03)        5.07           5.04         (0.04)        --            (0.04)       23.03      27.96
01/31/07       23.03       (0.04)       (0.60)         (0.64)           --         --               --        22.39      (2.78)

---------------------------------------------------------------------------
                NET                         RATIO OF NET
              ASSETS         RATIO OF        INVESTMENT
              END OF         EXPENSES      INCOME (LOSS)
  PERIOD      PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED      (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
---------------------------------------------------------------------------

                 Alliance Growth Portfolio -- Class 1
01/31/03    $1,007,655         0.65%            0.19%           51%
01/31/04     1,105,466         0.68             0.27            63
01/31/05       873,722         0.70             0.31            82
01/31/06       878,869         0.66             0.10            66
01/31/07       640,828         0.66             0.07            91
                 Alliance Growth Portfolio -- Class 2
01/31/03        42,038         0.80             0.07            51
01/31/04        67,731         0.83             0.10            63
01/31/05        70,604         0.85             0.17            82
01/31/06        82,966         0.81            (0.06)           66
01/31/07        69,079         0.82            (0.08)           91
                 Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03         2,490         0.88+            0.19+           51
01/31/04        27,900         0.94            (0.07)           63
01/31/05        71,682         0.95             0.12            82
01/31/06       123,871         0.91            (0.17)           66
01/31/07       221,601         0.92            (0.18)           91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%
Alliance Growth Class 2..........................  0.01  0.02  0.03  0.02  0.01
Alliance Growth Class 3..........................  0.02  0.02  0.03  0.02  0.01




SUNAMERICA SERIES TRUST                105

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Capital Growth Portfolio -- Class 1
01/31/03      $6.79      $(0.01)       $(1.66)        $(1.67)      $   --         $--          $   --         $5.12     (24.59)%
01/31/04       5.12        0.00          1.52           1.52           --          --              --          6.64      29.69
01/31/05       6.64        0.03          0.65           0.68           --          --              --          7.32      10.24
01/31/06       7.32        0.02          0.65           0.67        (0.04)         --           (0.04)         7.95       9.15
01/31/07       7.95        0.02          1.07           1.09        (0.03)         --           (0.03)         9.01      13.68
                                              Capital Growth Portfolio -- Class 2
01/31/03       6.78       (0.02)        (1.65)         (1.67)          --          --              --          5.11     (24.63)
01/31/04       5.11       (0.01)         1.51           1.50           --          --              --          6.61      29.35
01/31/05       6.61        0.02          0.65           0.67           --          --              --          7.28      10.14
01/31/06       7.28        0.01          0.64           0.65        (0.03)         --           (0.03)         7.90       8.90
01/31/07       7.90        0.01          1.07           1.08        (0.02)         --           (0.02)         8.96      13.62
                                              Capital Growth Portfolio -- Class 3
09/30/02@-
01/31/03       4.90       (0.01)         0.22           0.21           --          --              --          5.11       4.29
01/31/04       5.11       (0.02)         1.52           1.50           --          --              --          6.61      29.35
01/31/05       6.61        0.01          0.65           0.66           --          --              --          7.27       9.98
01/31/06       7.27        0.00          0.63           0.63        (0.02)         --           (0.02)         7.88       8.67
01/31/07       7.88        0.00          1.07           1.07        (0.01)         --           (0.01)         8.94      13.56

---------------------------------------------------------------------
              NET                     RATIO OF NET
             ASSETS     RATIO OF       INVESTMENT
             END OF     EXPENSES     INCOME (LOSS)
  PERIOD     PERIOD    TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    (000'S)    NET ASSETS      NET ASSETS      TURNOVER
---------------------------------------------------------------------

              Capital Growth Portfolio -- Class 1
01/31/03    $23,828       1.35%(2)       (0.21)%(2)      198%
01/31/04     24,076       1.35(2)        (0.03)(2)        52
01/31/05     21,290       1.35(1)(2)      0.39(1)(2)      50
01/31/06     18,639       1.32(1)(2)      0.31(1)(2)      58
01/31/07     19,493       1.30(1)(2)(3)   0.29(1)(2)(3)   91
              Capital Growth Portfolio -- Class 2
01/31/03      4,085       1.50(2)        (0.37)(2)       198
01/31/04      6,360       1.50(2)        (0.19)(2)        52
01/31/05      6,649       1.50(1)(2)      0.25(1)(2)      50
01/31/06      6,043       1.47(1)(2)      0.16(1)(2)      58
01/31/07      6,117       1.45(1)(2)(3)   0.14(1)(2)(3)   91
              Capital Growth Portfolio -- Class 3
09/30/02@-
01/31/03        119       1.60+(2)       (0.56)+(2)      198
01/31/04        418       1.60(2)        (0.30)(2)        52
01/31/05      1,129       1.60(1)(2)      0.17(1)(2)      50
01/31/06      1,912       1.57(1)(2)      0.03(1)(2)      58
01/31/07      4,408       1.55(1)(2)(3)   0.05(1)(2)(3)   91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Capital Growth Class 1..............................   --    --   0.01% 0.01% 0.02%
Capital Growth Class 2..............................   --    --   0.01  0.01  0.02
Capital Growth Class 3..............................   --    --   0.01  0.01  0.02


(2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT INCOME (LOSS)
                                                                  ------------------------------------------
                                        EXPENSES
                        ----------------------------------------
                        1/03  1/04  1/05(1)  1/06(1)  1/07(1)(3)   1/03   1/04  1/05(1)  1/06(1)  1/07(1)(3)
                        ----  ----  -------  -------  ----------  -----  -----  -------  -------  ----------


Capital Growth Class
  1...................  1.44% 1.53%   1.52%    1.20%     1.19%    (0.30)%(0.21)%  0.22%    0.43%     0.40%
Capital Growth Class
  2...................  1.58  1.68    1.67     1.35      1.34     (0.44) (0.37)   0.09     0.28      0.24
Capital Growth Class
  3...................  1.60+ 1.77    1.77     1.43      1.45     (0.56)+(0.47)   0.02     0.17      0.15


(3)  Gross of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                106

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                   MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03      $10.79      $ 0.07        $(2.43)         $(2.36)         $(0.08)          $--            $(0.08)      $ 8.35
01/31/04        8.35        0.08          2.23            2.31           (0.08)           --             (0.08)       10.58
01/31/05       10.58        0.08          0.88            0.96           (0.09)           --             (0.09)       11.45
01/31/06       11.45        0.08          1.32            1.40           (0.10)           --             (0.10)       12.75
01/31/07       12.75        0.14          1.35            1.49           (0.09)           --             (0.09)       14.15
                                   MFS Massachusetts Investors Trust Portfolio -- Class 2
01/31/03       10.80        0.06         (2.44)          (2.38)          (0.07)           --             (0.07)        8.35
01/31/04        8.35        0.07          2.23            2.30           (0.07)           --             (0.07)       10.58
01/31/05       10.58        0.06          0.87            0.93           (0.07)           --             (0.07)       11.44
01/31/06       11.44        0.06          1.33            1.39           (0.08)           --             (0.08)       12.75
01/31/07       12.75        0.11          1.36            1.47           (0.08)           --             (0.08)       14.14
                                   MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03        8.20        0.02          0.13            0.15              --            --                --         8.35
01/31/04        8.35        0.05          2.23            2.28           (0.06)           --             (0.06)       10.57
01/31/05       10.57        0.06          0.87            0.93           (0.07)           --             (0.07)       11.43
01/31/06       11.43        0.05          1.32            1.37           (0.07)           --             (0.07)       12.73
01/31/07       12.73        0.10          1.35            1.45           (0.06)           --             (0.06)       14.12
                                          Fundamental Growth Portfolio -- Class 1
01/31/03       14.89        0.03         (3.87)          (3.84)          (0.02)           --             (0.02)       11.03
01/31/04       11.03        0.01          3.24            3.25           (0.03)           --             (0.03)       14.25
01/31/05       14.25        0.07         (0.18)          (0.11)          (0.02)           --             (0.02)       14.12
01/31/06       14.12        0.00          1.60            1.60           (0.09)           --             (0.09)       15.63
01/31/07       15.63       (0.01)         1.12            1.11           (0.00)           --             (0.00)       16.74
                                          Fundamental Growth Portfolio -- Class 2
01/31/03       14.88        0.01         (3.86)          (3.85)          (0.01)           --             (0.01)       11.02
01/31/04       11.02        0.00          3.22            3.22           (0.01)           --             (0.01)       14.23
01/31/05       14.23        0.05         (0.18)          (0.13)             --            --                --        14.10
01/31/06       14.10       (0.02)         1.60            1.58           (0.07)           --             (0.07)       15.61
01/31/07       15.61       (0.04)         1.12            1.08              --            --                --        16.69
                                          Fundamental Growth Portfolio -- Class 3
09/30/02@-
01/31/03       10.88          --          0.14            0.14              --            --                --        11.02
01/31/04       11.02       (0.02)         3.23            3.21           (0.01)           --             (0.01)       14.22
01/31/05       14.22        0.05         (0.21)          (0.16)             --            --                --        14.06
01/31/06       14.06       (0.04)         1.61            1.57           (0.06)           --             (0.06)       15.57
01/31/07       15.57       (0.05)         1.12            1.07              --            --                --        16.64

--------------------------------------------------------------------------------------
                           NET                       RATIO OF NET
                         ASSETS       RATIO OF        INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD     AVERAGE NET         AVERAGE        PORTFOLIO
   ENDED    RETURN**     (000S)      ASSETS(1)       NET ASSETS(1)      TURNOVER
--------------------------------------------------------------------------------------

                MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03     (21.88)%   $210,436        0.78%             0.73%            65%
01/31/04      27.73      237,182        0.82              0.81             93
01/31/05       9.14      211,786        0.80              0.74             78
01/31/06      12.28      191,335        0.78              0.65             45
01/31/07      11.76      162,799        0.78              1.02             27
                MFS Massachusetts Investors Trust Portfolio -- Class 2
01/31/03     (22.04)      17,154        0.92              0.62             65
01/31/04      27.56       29,479        0.97              0.65             93
01/31/05       8.90       31,442        0.95              0.58             78
01/31/06      12.22       30,111        0.93              0.49             45
01/31/07      11.53       28,136        0.93              0.86             27
                MFS Massachusetts Investors Trust Portfolio -- Class 3
09/30/02@-
01/31/03       1.83        1,353        0.99+             0.53+            65
01/31/04      27.40       16,650        1.08              0.50             93
01/31/05       8.82       35,551        1.06              0.45             78
01/31/06      12.04       49,378        1.03              0.37             45
01/31/07      11.45       57,649        1.03              0.73             27
                        Fundamental Growth Portfolio -- Class 1
01/31/03     (25.77)     271,199        0.86              0.19            120
01/31/04      29.51      288,148        0.93              0.08             56
01/31/05      (0.78)     232,556        0.93              0.48             71
01/31/06      11.40      201,063        0.92(2)          (0.04)(2)        116
01/31/07       7.13      160,693        0.84(2)          (0.09)(2)         73
                        Fundamental Growth Portfolio -- Class 2
01/31/03     (25.87)       8,977        1.01              0.09            120
01/31/04      29.27       11,344        1.08             (0.08)            56
01/31/05      (0.91)       9,324        1.08              0.33             71
01/31/06      11.25        9,244        1.07(2)          (0.20)(2)        116
01/31/07       6.92        7,678        0.99(2)          (0.24)(2)         73
                        Fundamental Growth Portfolio -- Class 3
09/30/02@-
01/31/03       1.29          577        1.09+             0.00+           120
01/31/04      29.14        2,260        1.18             (0.22)            56
01/31/05      (1.13)       3,343        1.18              0.32             71
01/31/06      11.18        5,445        1.17(2)          (0.32)(2)        116
01/31/07       6.87        5,531        1.09(2)          (0.34)(2)         73



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      ----------------------------
                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----------------------------

MFS Massachusetts Investors Trust Class 1...........  0.02% 0.05% 0.02% 0.01% 0.01%
MFS Massachusetts Investors Trust Class 2...........  0.02  0.05  0.02  0.01  0.01
MFS Massachusetts Investors Trust Class 3...........  0.02  0.05  0.02  0.01  0.01
Fundamental Growth Class 1..........................  0.01  0.04  0.02  0.04  0.02
Fundamental Growth Class 2..........................  0.02  0.04  0.02  0.04  0.02
Fundamental Growth Class 3..........................  0.02  0.04  0.02  0.03  0.02



(2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT
                                                          EXPENSES        INCOME (LOSS)
                                                      ----------------------------------
                                                      1/06(1)  1/07(1)  1/06(1)  1/07(1)
                                                      ----------------------------------

Fundamental Growth Portfolio Class 1................    0.95%    0.94%   (0.07)%  (0.19)%
Fundamental Growth Portfolio Class 2................    1.10     1.09    (0.23)   (0.34)
Fundamental Growth Portfolio Class 3................    1.21     1.19    (0.36)   (0.44)




SUNAMERICA SERIES TRUST                107

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL                           DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM           DIVIDENDS         FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-         DECLARED          REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME      GAIN (LOSS)        MENT       FROM NET INVEST-      GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS       MENT INCOME      INVESTMENTS    DISTRIBUTIONS    PERIOD
------------------------------------------------------------------------------------------------------------------------------

                                             Blue Chip Growth Portfolio -- Class 1
01/31/03      $6.62       $0.01         $(1.85)         $(1.84)          $(0.02)            $--            $(0.02)       $4.76
01/31/04       4.76        0.01           1.42            1.43            (0.01)             --             (0.01)        6.18
01/31/05       6.18        0.03           0.01            0.04            (0.01)             --             (0.01)        6.21
01/31/06       6.21        0.01           0.48            0.49            (0.04)             --             (0.04)        6.66
01/31/07       6.66        0.02           0.47            0.49            (0.02)             --             (0.02)        7.13
                                             Blue Chip Growth Portfolio -- Class 2
01/31/03       6.62        0.00          (1.85)          (1.85)           (0.01)             --             (0.01)        4.76
01/31/04       4.76        0.00           1.41            1.41            (0.00)             --             (0.00)        6.17
01/31/05       6.17        0.03           0.00            0.03            (0.00)             --             (0.00)        6.20
01/31/06       6.20        0.00           0.49            0.49            (0.03)             --             (0.03)        6.66
01/31/07       6.66        0.01           0.46            0.47            (0.01)             --             (0.01)        7.12
                                             Blue Chip Growth Portfolio -- Class 3
09/30/02@-
01/31/03       4.76        0.00           0.00            0.00               --              --                --         4.76
01/31/04       4.76        0.00           1.41            1.41               --              --                --         6.17
01/31/05       6.17        0.02             --            0.02               --              --                --         6.19
01/31/06       6.19        0.00           0.48            0.48            (0.02)             --             (0.02)        6.65
01/31/07       6.65          --           0.46            0.46            (0.00)             --             (0.00)        7.11

------------------------------------------------------------------------------------
                                                     RATIO OF NET
                          NET                         INVESTMENT
                         ASSETS       RATIO OF          INCOME
                         END OF       EXPENSES          (LOSS)
  PERIOD      TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
------------------------------------------------------------------------------------

                        Blue Chip Growth Portfolio -- Class 1
01/31/03     (27.85)%   $20,303         0.85%            0.20%          103%
01/31/04      30.04      33,277         0.85             0.19           124
01/31/05       0.65      29,798         0.85(2)          0.55(2)        158
01/31/06       7.89      29,581         0.85(2)          0.18(2)        109
01/31/07       7.32      23,051         0.85(2)          0.34(2)        154
                        Blue Chip Growth Portfolio -- Class 2
01/31/03     (27.93)      7,681         1.00             0.08           103
01/31/04      29.66      13,868         1.00             0.04           124
01/31/05       0.52      13,882         1.00(2)          0.42(2)        158
01/31/06       7.91      12,399         1.00(2)          0.03(2)        109
01/31/07       7.02      11,336         1.00(2)          0.18(2)        154
                     Blue Chip Growth Portfolio -- Class 3
09/30/02@-
01/31/03       0.00         405         1.11+           (0.05)+         103
01/31/04      29.62       4,677         1.10            (0.07)          124
01/31/05       0.32       8,058         1.10(2)          0.38(2)        158
01/31/06       7.82      10,795         1.10(2)         (0.08)(2)       109
01/31/07       6.93      13,177         1.10(2)          0.07(2)        154



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                                                     NET INVESTMENT INCOME (LOSS)
                                                                 ------------------------------------
                                         EXPENSES
                            ----------------------------------
                            1/03  1/04  1/05  1/06(2)  1/07(2)    1/03   1/04  1/05  1/06(2)  1/07(2)
                            ----  ----  ----  -------  -------   -----  -----  ----  -------  -------


Blue Chip Growth Class 1..  0.94% 0.94% 0.92%   0.94%    0.85%    0.11%  0.10% 0.49%   0.09%    0.34%
Blue Chip Growth Class 2..  1.06  1.09  1.07    1.09     1.00     0.02  (0.05) 0.36   (0.06)    0.18
Blue Chip Growth Class 3..  1.11+ 1.18  1.17    1.19     1.10    (0.05)+(0.15) 0.31   (0.17)    0.07


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Blue Chip Growth Class 1....................................  0.00% 0.05% 0.02%
Blue Chip Growth Class 2....................................  0.00  0.05  0.02
Blue Chip Growth Class 3....................................  0.00  0.05  0.02




SUNAMERICA SERIES TRUST                108

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                              Real Estate Portfolio -- Class 1
01/31/03      $10.80      $ 0.55        $(0.18)         $ 0.37          $(0.28)         $   --          $(0.28)      $10.89
01/31/04       10.89        0.50          4.58            5.08           (0.35)             --           (0.35)       15.62
01/31/05       15.62        0.41          2.63            3.04           (0.47)             --           (0.47)       18.19
01/31/06       18.19        0.34          5.00            5.34           (0.42)          (1.55)          (1.97)       21.56
01/31/07       21.56        0.34          6.65            6.99           (0.32)          (2.34)          (2.66)       25.89
                                              Real Estate Portfolio -- Class 2
01/31/03       10.79        0.54         (0.19)           0.35           (0.27)             --           (0.27)       10.87
01/31/04       10.87        0.46          4.60            5.06           (0.34)             --           (0.34)       15.59
01/31/05       15.59        0.38          2.63            3.01           (0.45)             --           (0.45)       18.15
01/31/06       18.15        0.31          4.98            5.29           (0.39)          (1.55)          (1.94)       21.50
01/31/07       21.50        0.31          6.63            6.94           (0.29)          (2.34)          (2.63)       25.81
                                              Real Estate Portfolio -- Class 3
09/30/02@-
01/31/03       10.93        0.19         (0.25)          (0.06)             --              --              --        10.87
01/31/04       10.87        0.30          4.73            5.03           (0.33)             --           (0.33)       15.57
01/31/05       15.57        0.35          2.64            2.99           (0.44)             --           (0.44)       18.12
01/31/06       18.12        0.28          4.99            5.27           (0.37)          (1.55)          (1.92)       21.47
01/31/07       21.47        0.30          6.59            6.89           (0.27)          (2.34)          (2.61)       25.75
                                          Small Company Value Portfolio -- Class 1
01/31/03       10.77       (0.04)        (1.53)          (1.57)             --           (0.60)          (0.60)        8.60
01/31/04        8.60       (0.03)         3.58            3.55              --              --              --        12.15
01/31/05       12.15        0.09          2.70            2.79              --              --              --        14.94
01/31/06       14.94        0.00          3.21            3.21           (0.11)          (0.94)          (1.05)       17.10
01/31/07       17.10        0.00          2.05            2.05           (0.00)          (1.33)          (1.33)       17.82
                                          Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06       16.88       (0.08)         1.35            1.27           (0.11)          (0.94)          (1.05)       17.10
01/31/07       17.10       (0.03)         2.02            1.99              --           (1.33)          (1.33)       17.76

-----------------------------------------------------------------------------------
                           NET                      RATIO OF NET
                         ASSETS       RATIO OF       INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS)
  PERIOD      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)        ASSETS        NET ASSETS      TURNOVER
-----------------------------------------------------------------------------------

                          Real Estate Portfolio -- Class 1
01/31/03       3.41%    $ 95,829        0.89%           4.89%           52%
01/31/04      47.02      139,355        0.88            3.76            18
01/31/05      19.58      154,304        0.86(2)         2.38(2)         33
01/31/06      31.37      165,987        0.85(2)         1.69(2)         23
01/31/07      34.17(3)   195,996        0.82            1.45            37
                          Real Estate Portfolio -- Class 2
01/31/03       3.24       10,974        1.03            5.10            52
01/31/04      46.84       23,007        1.03            3.48            18
01/31/05      19.42       29,362        1.01(2)         2.23(2)         33
01/31/06      31.15       32,483        1.00(2)         1.54(2)         23
01/31/07      34.01(3)    40,000        0.97            1.32            37
                          Real Estate Portfolio -- Class 3
09/30/02@-
01/31/03      (0.55)         829        1.12+           5.61+           52
01/31/04      46.62       12,542        1.13            2.33            18
01/31/05      19.30       29,641        1.12(2)         2.11(2)         33
01/31/06      31.08       53,320        1.10(2)         1.43(2)         23
01/31/07      33.81(3)   127,950        1.07            1.32            37
                      Small Company Value Portfolio -- Class 1
01/31/03     (14.54)       5,782        1.49(1)        (0.41)(1)       124
01/31/04      41.28        8,562        1.60(1)        (0.31)(1)        22
01/31/05      22.96       10,462        1.60(1)         0.66(1)         22
01/31/06      22.64       10,218        1.60(1)         0.01(1)         16
01/31/07      12.61        9,998        1.60(1)         0.02(1)          7
                      Small Company Value Portfolio -- Class 3
09/13/05@-
01/31/06       8.55          110        1.85+(1)       (0.54)+(1)       16
01/31/07      12.24       28,910        1.85(1)        (0.19)(1)         7



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                            EXPENSES                     NET INVESTMENT INCOME (LOSS)
                              ------------------------------------   -----------------------------------
                              1/03       1/04   1/05   1/06   1/07    1/03    1/04   1/05    1/06   1/07
                              ----       ----   ----   ----   ----   -----   -----   ----   -----   ----


Small Company Value Class
  1.........................  2.08%(2)   2.27%  2.00%  1.82%  1.46%  (0.99)% (0.98)% 0.26%  (0.21)% 0.17%
Small Company Value Class
  3.........................    --         --     --   2.03   1.53      --      --     --   (0.72)  0.13


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Real Estate Class 1.........................................  0.00% 0.00%  --
Real Estate Class 2.........................................  0.00  0.00   --
Real Estate Class 3.........................................  0.00  0.00   --


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                109

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                           NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
            NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                            Mid-Cap Growth Portfolio -- Class 1
01/31/03      $10.00      $(0.03)       $(4.16)         $(4.19)       $   --        $   --         $--            $   --
01/31/04        5.81       (0.03)         2.56            2.53            --            --          --                --
01/31/05        8.34       (0.04)         0.45            0.41            --            --          --                --
01/31/06        8.75       (0.03)         1.11            1.08            --            --          --                --
01/31/07        9.83        0.02          0.10            0.12            --            --          --                --
                                            Mid-Cap Growth Portfolio -- Class 2
01/31/03        9.99       (0.03)        (4.16)          (4.19)           --            --          --                --
01/31/04        5.80       (0.04)         2.54            2.50            --            --          --                --
01/31/05        8.30       (0.06)         0.47            0.41            --            --          --                --
01/31/06        8.71       (0.04)         1.09            1.05            --            --          --                --
01/31/07        9.76        0.01          0.09            0.10            --            --          --                --
                                            Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03        5.47       (0.01)         0.33            0.32            --            --          --                --
01/31/04        5.79       (0.05)         2.55            2.50            --            --          --                --
01/31/05        8.29       (0.07)         0.46            0.39            --            --          --                --
01/31/06        8.68       (0.05)         1.10            1.05            --            --          --                --
01/31/07        9.73        0.00          0.09            0.09            --            --          --                --
                                           Aggressive Growth Portfolio -- Class 1
01/31/03        8.84       (0.02)        (2.13)          (2.15)        (0.02)        (0.00)         --             (0.02)
01/31/04        6.67       (0.03)         2.22            2.19            --            --          --                --
01/31/05        8.86       (0.02)         1.26            1.24            --            --          --                --
01/31/06       10.10        0.01          1.50            1.51            --            --          --                --
01/31/07       11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)
                                           Aggressive Growth Portfolio -- Class 2
01/31/03        8.84       (0.03)        (2.12)          (2.15)        (0.02)        (0.00)         --             (0.02)
01/31/04        6.67       (0.04)         2.22            2.18            --            --          --                --
01/31/05        8.85       (0.04)         1.26            1.22            --            --          --                --
01/31/06       10.07        0.00          1.49            1.49            --            --          --                --
01/31/07       11.56        0.05          1.30            1.35            --            --          --                --
                                           Aggressive Growth Portfolio -- Class 3
09/30/02@-
01/31/03        6.79       (0.01)        (0.11)          (0.12)           --            --          --                --
01/31/04        6.67       (0.05)         2.22            2.17            --            --          --                --
01/31/05        8.84       (0.05)         1.25            1.20            --            --          --                --
01/31/06       10.04       (0.01)         1.49            1.48            --            --          --                --
01/31/07       11.52        0.04          1.29            1.33            --            --          --                --

--------------------------------------------------------------------------------------------
              NET                    NET                     RATIO OF NET
             ASSET                 ASSETS      RATIO OF       INVESTMENT
             VALUE                 END OF      EXPENSES     INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------------------

                             Mid-Cap Growth Portfolio -- Class 1
01/31/03    $ 5.81     (41.90)%   $123,948       0.84%(1)       (0.48)%(1)      164%
01/31/04      8.34      43.55      199,807       0.87(1)        (0.47)(1)        92
01/31/05      8.75       4.92      164,512       0.84(1)        (0.57)(1)        79
01/31/06      9.83      12.34      144,202       0.82(1)        (0.33)(1)        83
01/31/07      9.95       1.22      116,485       0.82(1)         0.22(1)        143
                             Mid-Cap Growth Portfolio -- Class 2
01/31/03      5.80     (41.94)      25,369       1.00(1)        (0.55)(1)       164
01/31/04      8.30      43.10       53,167       1.02(1)        (0.63)(1)        92
01/31/05      8.71       4.94       54,901       0.99(1)        (0.72)(1)        79
01/31/06      9.76      12.06       52,229       0.97(1)        (0.48)(1)        83
01/31/07      9.86       1.02       44,719       0.98(1)         0.07(1)        143
                             Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03      5.79       5.85        2,406       1.04+(1)       (0.35)+(1)      164
01/31/04      8.29      43.18       32,377       1.12(1)        (0.77)(1)        92
01/31/05      8.68       4.70       55,283       1.09(1)        (0.82)(1)        79
01/31/06      9.73      12.10       75,391       1.07(1)        (0.58)(1)        83
01/31/07      9.82       0.92       84,072       1.08(1)         0.01(1)        143
                           Aggressive Growth Portfolio -- Class 1
01/31/03      6.67     (24.28)     156,449       0.77           (0.24)          150
01/31/04      8.86      32.83      198,390       0.79           (0.39)          103
01/31/05     10.10      14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06     11.61      14.95      174,880       0.79(1)         0.05(1)        121
01/31/07     12.98      11.92      150,208       0.81(1)         0.56(1)        298
                           Aggressive Growth Portfolio -- Class 2
01/31/03      6.67     (24.37)       6,878       0.92           (0.38)          150
01/31/04      8.85      32.68       13,218       0.94           (0.55)          103
01/31/05     10.07      13.79       13,703       0.95(1)        (0.41)(1)        89
01/31/06     11.56      14.80       15,101       0.94(1)        (0.09)(1)       121
01/31/07     12.91      11.68       13,612       0.96(1)         0.41(1)        298
                           Aggressive Growth Portfolio -- Class 3
09/30/02@-
01/31/03      6.67      (1.77)         301       0.99+          (0.46)+         150
01/31/04      8.84      32.53        3,219       1.05           (0.68)          103
01/31/05     10.04      13.57        7,552       1.05(1)        (0.51)(1)        89
01/31/06     11.52      14.74       12,071       1.04(1)        (0.17)(1)       121
01/31/07     12.85      11.55       17,907       1.06(1)         0.35(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----

Mid-Cap Growth Class 1...........................  0.02% 0.05% 0.02% 0.03% 0.02%
Mid-Cap Growth Class 2...........................  0.03  0.05  0.02  0.03  0.02
Mid-Cap Growth Class 3...........................  0.02  0.05  0.02  0.03  0.02
Aggressive Growth Class 1........................    --    --  0.00  0.05  0.03
Aggressive Growth Class 2........................    --    --  0.00  0.05  0.03
Aggressive Growth Class 3........................    --    --  0.00  0.05  0.03




SUNAMERICA SERIES TRUST                110

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                             NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                            ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                             VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-                            END OF
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      TOTAL DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                        Growth Opportunities Portfolio -- Class 1
01/31/03      $5.85      $(0.03)       $(2.32)        $(2.35)        $--          $--               $--             $3.50
01/31/04       3.50       (0.02)         1.47           1.45          --           --                --              4.95
01/31/05       4.95       (0.02)         0.06           0.04          --           --                --              4.99
01/31/06       4.99       (0.02)         1.07           1.05          --           --                --              6.04
01/31/07       6.04       (0.03)         0.34           0.31          --           --                --              6.35
                                        Growth Opportunities Portfolio -- Class 2
01/31/03       5.84       (0.03)        (2.32)         (2.35)         --           --                --              3.49
01/31/04       3.49       (0.03)         1.47           1.44          --           --                --              4.93
01/31/05       4.93       (0.03)         0.06           0.03          --           --                --              4.96
01/31/06       4.96       (0.03)         1.06           1.03          --           --                --              5.99
01/31/07       5.99       (0.04)         0.35           0.31          --           --                --              6.30
                                        Growth Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       3.33       (0.03)         0.19           0.16          --           --                --              3.49
01/31/04       3.49       (0.03)         1.46           1.43          --           --                --              4.92
01/31/05       4.92       (0.03)         0.06           0.03          --           --                --              4.95
01/31/06       4.95       (0.04)         1.06           1.02          --           --                --              5.97
01/31/07       5.97       (0.05)         0.35           0.30          --           --                --              6.27

------------------------------------------------------------------------------------
                                                     RATIO OF NET
                          NET                         INVESTMENT
                         ASSETS       RATIO OF          INCOME
                         END OF       EXPENSES          (LOSS)
  PERIOD      TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
------------------------------------------------------------------------------------

                   Growth Opportunities Portfolio -- Class 1
01/31/03     (40.17)%   $12,307         1.00%           (0.62)%         243%
01/31/04      41.43      31,640         1.00            (0.45)          178
01/31/05       0.81(3)   19,474         1.00(2)         (0.44)(2)       171
01/31/06      21.04      18,641         1.00(2)         (0.49)(2)       228
01/31/07       5.13      23,116         1.00            (0.56)          310
                   Growth Opportunities Portfolio -- Class 2
01/31/03     (40.24)      3,260         1.15            (0.77)          243
01/31/04      41.26       7,802         1.15            (0.60)          178
01/31/05       0.61(3)    6,498         1.15(2)         (0.60)(2)       171
01/31/06      20.77       7,317         1.15(2)         (0.64)(2)       228
01/31/07       5.18       9,413         1.15            (0.71)          310
                   Growth Opportunities Portfolio -- Class 3
09/30/02@-
01/31/03       4.80         305         1.24+           (0.80)+         243
01/31/04      40.97       2,424         1.25            (0.69)          178
01/31/05       0.61(3)    3,681         1.25(2)         (0.72)(2)       171
01/31/06      20.61       5,482         1.25(2)         (0.74)(2)       228
01/31/07       5.03      33,224         1.25            (0.81)          310



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                      NET INVESTMENT INCOME (LOSS)
                                                                 -------------------------------------
                                         EXPENSES
                            ----------------------------------
                            1/03  1/04  1/05(2)  1/06(2)  1/07    1/03   1/04  1/05(2)  1/06(2)   1/07
                            ----  ----  -------  -------  ----   -----  -----  -------  -------  -----

Growth Opportunities Class
  1.......................  1.07% 1.05%   1.05%    1.02%  0.94%  (0.69)%(0.50)% (0.49)%  (0.51)% (0.50)%
Growth Opportunities Class
  2.......................  1.21  1.20    1.21     1.17   1.10   (0.83) (0.65)  (0.66)   (0.66)  (0.65)
Growth Opportunities Class
  3.......................  1.24+ 1.28    1.32     1.27   1.21   (0.80)+(0.72)  (0.79)   (0.76)  (0.76)



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                                1/05  1/06
                                                                ----  ----


Growth Opportunities Class 1..................................  0.00% 0.03%
Growth Opportunities Class 2..................................  0.00  0.03
Growth Opportunities Class 3..................................  0.01  0.03


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                111

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                    DIVIDENDS    DIVIDENDS
                           NET            NET            TOTAL       DECLARED     FROM NET                             NET
            NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                            ASSET
              VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                             VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT          MENT       INVEST-                            END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       MENTS      TOTAL DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                        Marsico Focused Growth Portfolio -- Class 1
01/31/03      $ 8.79      $(0.01)       $(1.27)         $(1.28)        $--         $   --            $   --          $ 7.51
01/31/04        7.51       (0.02)         2.47            2.45          --             --                --            9.96
01/31/05        9.96       (0.01)         0.70            0.69          --             --                --           10.65
01/31/06       10.65        0.00          2.02            2.02          --             --                --           12.67
01/31/07       12.67        0.02          1.17            1.19          --          (0.77)            (0.77)          13.09
                                        Marsico Focused Growth Portfolio -- Class 2
01/31/03        8.79       (0.02)        (1.27)          (1.29)         --             --                --            7.50
01/31/04        7.50       (0.03)         2.46            2.43          --             --                --            9.93
01/31/05        9.93       (0.02)         0.70            0.68          --             --                --           10.61
01/31/06       10.61       (0.01)         2.00            1.99          --             --                --           12.60
01/31/07       12.60        0.00          1.16            1.16          --          (0.77)            (0.77)          12.99
                                        Marsico Focused Growth Portfolio -- Class 3
09/30/02@-
01/31/03        7.94          --         (0.45)          (0.45)         --             --                --            7.49
01/31/04        7.49       (0.04)         2.47            2.43          --             --                --            9.92
01/31/05        9.92       (0.03)         0.69            0.66          --             --                --           10.58
01/31/06       10.58       (0.03)         2.01            1.98          --             --                --           12.56
01/31/07       12.56       (0.01)         1.15            1.14          --          (0.77)            (0.77)          12.93

--------------------------------------------------------------------------------
                                                 RATIO OF NET
                          NET                     INVESTMENT
                         ASSETS     RATIO OF        INCOME
                         END OF     EXPENSES        (LOSS)
  PERIOD      TOTAL      PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
   ENDED    RETURN**     (000S)    NET ASSETS     NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                Marsico Focused Growth Portfolio -- Class 1
01/31/03     (14.55)%   $43,872       1.00%(1)       (0.15)%(1)     124%
01/31/04      32.62      81,784       1.00(1)        (0.22)(1)       86
01/31/05       6.93      69,151       0.97(1)(2)     (0.10)(1)(2)   101
01/31/06      18.97      77,099       0.94(2)         0.01(2)        71
01/31/07      10.05      69,495       0.93(2)         0.17(2)        59
                Marsico Focused Growth Portfolio -- Class 2
01/31/03     (14.68)     17,930       1.15(1)        (0.31)(1)      124
01/31/04      32.40      41,204       1.15(1)        (0.36)(1)       86
01/31/05       6.85      44,110       1.12(1)(2)     (0.25)(1)(2)   101
01/31/06      18.76      47,614       1.09(2)        (0.14)(2)       71
01/31/07       9.86      45,340       1.08(2)         0.02(2)        59
                Marsico Focused Growth Portfolio -- Class 3
09/30/02@-
01/31/03      (5.67)      1,218       1.18+(1)       (0.12)+(1)     124
01/31/04      32.44      14,130       1.25(1)        (0.43)(1)       86
01/31/05       6.65      23,788       1.22(1)(2)     (0.36)(1)(2)   101
01/31/06      18.71      33,218       1.19(2)        (0.26)(2)       71
01/31/07       9.73      43,463       1.18(2)        (0.06)(2)       59



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                      NET INVESTMENT
                                                                      INCOME (LOSS)
                                                                   -------------------
                                                   EXPENSES
                                               ----------------
                                               1/03  1/04  1/05     1/03   1/04   1/05
                                               ----  ----  ----    -----  -----  -----


Marsico Focused Growth Class 1...............  1.04% 0.97% 0.95%   (0.19)%(0.19)%(0.08)%
Marsico Focused Growth Class 2...............  1.18  1.12  1.10    (0.34) (0.33) (0.23)
Marsico Focused Growth Class 3...............  1.27+ 1.21  1.20    (0.07)+(0.39) (0.34)


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Marsico Focused Growth Class 1............................  0.01% 0.02% 0.02%
Marsico Focused Growth Class 2............................  0.01  0.02  0.02
Marsico Focused Growth Class 3............................  0.01  0.02  0.02




SUNAMERICA SERIES TRUST                112

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                                Technology Portfolio Class 1
01/31/03      $ 3.42      $(0.03)       $(1.60)         $(1.63)         $   --          $   --          $   --       $ 1.79
01/31/04        1.79       (0.03)         1.07            1.04              --              --              --         2.83
01/31/05        2.83       (0.02)        (0.35)          (0.37)             --              --              --         2.46
01/31/06        2.46       (0.02)         0.36            0.34              --              --              --         2.80
01/31/07        2.80       (0.02)        (0.09)          (0.11)             --              --              --         2.69
                                                Technology Portfolio Class 2
01/31/03        3.42       (0.03)        (1.60)          (1.63)             --              --              --         1.79
01/31/04        1.79       (0.03)         1.07            1.04              --              --              --         2.83
01/31/05        2.83       (0.01)        (0.37)          (0.38)             --              --              --         2.45
01/31/06        2.45       (0.02)         0.35            0.33              --              --              --         2.78
01/31/07        2.78       (0.02)        (0.09)          (0.11)             --              --              --         2.67
                                                Technology Portfolio Class 3
09/30/02@-
01/31/03        1.53       (0.01)         0.27            0.26              --              --              --         1.79
01/31/04        1.79       (0.03)         1.06            1.03              --              --              --         2.82
01/31/05        2.82       (0.01)        (0.36)          (0.37)             --              --              --         2.45
01/31/06        2.45       (0.03)         0.35            0.32              --              --              --         2.77
01/31/07        2.77       (0.02)        (0.09)          (0.11)             --              --              --         2.66
                                          Small & Mid Cap Value Portfolio Class 2
08/01/02#-
01/31/03       10.00        0.02         (0.16)          (0.14)          (0.00)             --              --         9.86
01/31/04        9.86       (0.01)         4.17            4.16           (0.01)          (0.07)          (0.08)       13.94
01/31/05       13.94        0.07          1.76            1.83           (0.06)          (0.47)          (0.53)       15.24
01/31/06       15.24        0.03          2.28            2.31              --           (0.06)          (0.06)       17.49
01/31/07       17.49        0.13          1.60            1.73           (0.03)          (1.02)          (1.05)       18.17
                                          Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03        9.22        0.01          0.63            0.64           (0.00)             --              --         9.86
01/31/04        9.86       (0.02)         4.16            4.14           (0.00)          (0.07)          (0.07)       13.93
01/31/05       13.93        0.07          1.74            1.81           (0.04)          (0.47)          (0.51)       15.23
01/31/06       15.23        0.02          2.28            2.30              --           (0.06)          (0.06)       17.47
01/31/07       17.47        0.10          1.60            1.70           (0.01)          (1.02)          (1.03)       18.14

--------------------------------------------------------------------------------------
                           NET                       RATIO OF NET
                         ASSETS       RATIO OF        INVESTMENT
                         END OF     EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD     AVERAGE NET       AVERAGE NET      PORTFOLIO
   ENDED    RETURN**     (000S)        ASSETS           ASSETS          TURNOVER
--------------------------------------------------------------------------------------

                          Technology Portfolio Class 1
01/31/03     (47.66)%   $ 23,828        1.50%(2)         (1.36)%(2)       135%
01/31/04      58.10       59,813        1.49(2)          (1.32)(2)        123
01/31/05     (13.07)      27,342        1.50(2)          (0.76)(2)         85
01/31/06      13.82       25,260        1.19(2)          (0.84)(2)         95
01/31/07      (3.93)      18,434        1.19(2)          (0.64)(2)        172
                          Technology Portfolio Class 2
01/31/03     (47.66)       4,272        1.66(2)          (1.51)(2)        135
01/31/04      58.10       13,164        1.64(2)          (1.46)(2)        123
01/31/05     (13.43)      10,298        1.68(2)          (0.76)(2)         85
01/31/06      13.47       10,562        1.34(2)          (0.98)(2)         95
01/31/07      (3.96)       7,894        1.34(2)          (0.79)(2)        172
                          Technology Portfolio Class 3
09/30/02@-
01/31/03      16.99          360        1.66+(2)         (1.52)+(2)       135
01/31/04      57.54        6,641        1.72(2)          (1.56)(2)        123
01/31/05     (13.12)       8,893        1.79(2)          (0.76)(2)         85
01/31/06      13.06       11,502        1.43(2)          (1.08)(2)         95
01/31/07      (3.97)      13,175        1.44(2)          (0.91)(2)        172
                     Small & Mid Cap Value Portfolio Class 2
08/01/02#-
01/31/03      (1.34)       5,375        1.65+(1)          0.53+(1)          7
01/31/04      42.14       26,269        1.65(1)          (0.07)(1)         16
01/31/05      13.09       45,307        1.33(1)(2)        0.39(1)(2)       21
01/31/06      15.23       49,773        1.21(2)           0.18(2)          33
01/31/07      10.26       48,662        1.15(2)           0.64(2)          41
                     Small & Mid Cap Value Portfolio Class 3
09/30/02@-
01/31/03       6.98        2,618        1.75+(1)          0.41+(1)          7
01/31/04      41.99       42,387        1.75(1)          (0.21)(1)         16
01/31/05      12.99      134,471        1.41(1)(2)        0.32(1)(2)       21
01/31/06      15.18      208,937        1.31(2)           0.08(2)          33
01/31/07      10.12      291,463        1.25(2)           0.58(2)          41



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 #   Commencement of operations
 @   Inception date of class
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT
                                                                      INCOME (LOSS)
                                                                  --------------------
                                                 EXPENSES
                                            ------------------
                                            1/03   1/04   1/05     1/03    1/04   1/05
                                            ----   ----   ----    -----   -----   ----


Small & Mid Cap Value Class 2............   4.54%+ 1.52%  1.30%   (2.35)%+ 0.06%  0.40%
Small & Mid Cap Value Class 3............   5.62+  1.56   1.40    (3.47)+ (0.02)  0.34



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Technology Class 1...............................  0.02% 0.08% 0.13% 0.05% 0.03%
Technology Class 2...............................  0.03  0.08  0.15  0.04  0.03
Technology Class 3...............................  0.04  0.08  0.16  0.04  0.02
Small & Mid-Cap Value Class 2....................    --    --  0.04  0.03  0.02
Small & Mid-Cap Value Class 3....................    --    --  0.04  0.03  0.02




SUNAMERICA SERIES TRUST                113

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS
                                         NET                       DECLARED    DIVIDENDS
               NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
              ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                      International Growth and Income Portfolio -- Class 1
01/31/03      $ 9.07      $ 0.09       $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04        7.15        0.12         3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05       10.21        0.09         1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06       11.73        0.21         2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07       14.33        0.33         2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57
                                      International Growth and Income Portfolio -- Class 2
01/31/03        9.10        0.03        (1.92)         (1.89)        (0.04)          --          (0.04)        7.17     (20.78)
01/31/04        7.17        0.11         3.07           3.18         (0.11)          --          (0.11)       10.24      44.53
01/31/05       10.24        0.07         1.56           1.63         (0.12)          --          (0.12)       11.75      16.08
01/31/06       11.75        0.19         2.51           2.70         (0.10)          --          (0.10)       14.35      23.05
01/31/07       14.35        0.31         2.74           3.05         (0.19)       (0.20)         (0.39)       17.01      21.47
                                      International Growth and Income Portfolio -- Class 3
09/30/02@-
01/31/03        7.26       (0.03)       (0.06)         (0.09)           --           --             --         7.17      (1.24)
01/31/04        7.17        0.06         3.11           3.17         (0.11)          --          (0.11)       10.23      44.35
01/31/05       10.23        0.03         1.59           1.62         (0.11)          --          (0.11)       11.74      16.00
01/31/06       11.74        0.17         2.51           2.68         (0.08)          --          (0.08)       14.34      22.97
01/31/07       14.34        0.21         2.82           3.03         (0.18)       (0.20)         (0.38)       16.99      21.32
                                              Global Equities Portfolio -- Class 1
01/31/03       10.49        0.02        (2.64)         (2.62)           --           --             --         7.87     (24.98)
01/31/04        7.87        0.02         2.68           2.70         (0.02)          --          (0.02)       10.55      34.39
01/31/05       10.55        0.03         0.64           0.67         (0.03)          --          (0.03)       11.19       6.41
01/31/06       11.19        0.08         2.90           2.98         (0.03)          --          (0.03)       14.14      26.72
01/31/07       14.14        0.18         2.41           2.59         (0.14)          --          (0.14)       16.59      18.40(2)
                                              Global Equities Portfolio -- Class 2
01/31/03       10.48          --        (2.63)         (2.63)           --           --             --         7.85     (25.10)
01/31/04        7.85        0.01         2.66           2.67         (0.01)          --          (0.01)       10.51      34.04
01/31/05       10.51        0.02         0.64           0.66         (0.02)          --          (0.02)       11.15       6.30
01/31/06       11.15        0.06         2.90           2.96         (0.02)          --          (0.02)       14.09      26.56
01/31/07       14.09        0.15         2.40           2.55         (0.12)          --          (0.12)       16.52      18.19(2)
                                              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03        7.76       (0.01)        0.09           0.08            --           --             --         7.84       1.03
01/31/04        7.84       (0.01)        2.68           2.67         (0.01)          --          (0.01)       10.50      34.05
01/31/05       10.50       (0.01)        0.65           0.64         (0.01)          --          (0.01)       11.13       6.12
01/31/06       11.13        0.04         2.90           2.94         (0.01)          --          (0.01)       14.06      26.40
01/31/07       14.06        0.12         2.41           2.53         (0.11)          --          (0.11)       16.48      18.06(2)

----------------------------------------------------------------------
               NET                     RATIO OF NET
             ASSETS      RATIO OF       INVESTMENT
             END OF      EXPENSES     INCOME (LOSS)
  PERIOD     PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED     (000S)     NET ASSETS      NET ASSETS      TURNOVER
----------------------------------------------------------------------

      International Growth and Income Portfolio -- Class 1
01/31/03    $177,883       1.22%           1.08%          264%
01/31/04     232,740       1.25(1)         1.41(1)        108
01/31/05     262,167       1.24(1)         0.79(1)         67
01/31/06     283,464       1.10(1)         1.68(1)         79
01/31/07     316,711       1.03(1)         2.16(1)         97
      International Growth and Income Portfolio -- Class 2
01/31/03      15,437       1.40            0.44           264
01/31/04      27,823       1.40(1)         1.18(1)        108
01/31/05      34,961       1.39(1)         0.61(1)         67
01/31/06      38,938       1.25(1)         1.52(1)         79
01/31/07      44,359       1.18(1)         1.99(1)         97
      International Growth and Income Portfolio -- Class 3
09/30/02@-
01/31/03       1,647       1.83+          (1.18)+         264
01/31/04      14,408       1.50(1)         0.65(1)        108
01/31/05      37,465       1.48(1)         0.31(1)         67
01/31/06      51,289       1.34(1)         1.34(1)         79
01/31/07     134,938       1.27(1)         1.43(1)         97
              Global Equities Portfolio -- Class 1
01/31/03     221,301       0.93(1)         0.19(1)         71
01/31/04     248,468       0.95(1)         0.23(1)         83
01/31/05     206,639       0.98(1)         0.29(1)         67
01/31/06     217,409       0.91(1)         0.62(1)        161
01/31/07     208,879       0.89            1.19            93
              Global Equities Portfolio -- Class 2
01/31/03       9,083       1.08(1)         0.00(1)         71
01/31/04      13,903       1.10(1)         0.06(1)         83
01/31/05      11,951       1.13(1)         0.14(1)         67
01/31/06      16,301       1.06(1)         0.45(1)        161
01/31/07      20,043       1.04            1.01            93
              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03         265       1.16+(1)       (0.30)+(1)       71
01/31/04       3,387       1.20(1)        (0.14)(1)        83
01/31/05       7,515       1.23(1)        (0.05)(1)        67
01/31/06      16,084       1.14(1)         0.33(1)        161
01/31/07      30,854       1.14            0.83            93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


International Growth and Income Class 1..........    --% 0.05% 0.02% 0.03% 0.01%
International Growth and Income Class 2..........    --  0.05  0.02  0.03  0.01
International Growth and Income Class 3..........    --  0.05  0.02  0.03  0.01
Global Equities Class 1..........................  0.00  0.03  0.03  0.02    --
Global Equities Class 2..........................  0.01  0.03  0.03  0.02    --
Global Equities Class 3..........................  0.02  0.03  0.02  0.02    --


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                114

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                    International Diversified Equities Portfolio Class 1
01/31/03      $ 7.24      $ 0.07        $(2.13)         $(2.06)       $   --        $   --        $   --          $   --
01/31/04        5.18        0.07          1.96            2.03         (0.28)           --            --           (0.28)
01/31/05        6.93        0.06          0.83            0.89         (0.15)           --            --           (0.15)
01/31/06        7.67        0.12          1.71            1.83         (0.13)           --            --           (0.13)
01/31/07        9.37        0.19          1.41            1.60         (0.04)           --            --           (0.04)
                                    International Diversified Equities Portfolio Class 2
01/31/03        7.22        0.03         (2.09)          (2.06)           --            --            --              --
01/31/04        5.16        0.04          1.97            2.01         (0.27)           --            --           (0.27)
01/31/05        6.90        0.04          0.83            0.87         (0.14)           --            --           (0.14)
01/31/06        7.63        0.10          1.71            1.81         (0.12)           --            --           (0.12)
01/31/07        9.32        0.17          1.41            1.58         (0.03)           --            --           (0.03)
                                    International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03      5.49          --         (0.33)          (0.33)           --            --            --              --
01/31/04        5.16        0.01          1.99            2.00         (0.27)           --            --           (0.27)
01/31/05        6.89        0.03          0.84            0.87         (0.14)           --            --           (0.14)
01/31/06        7.62        0.08          1.72            1.80         (0.11)           --            --           (0.11)
01/31/07        9.31        0.14          1.43            1.57         (0.02)           --            --           (0.02)
                                             Emerging Markets Portfolio Class 1
01/31/03        6.79        0.02         (0.74)          (0.72)        (0.02)        (0.00)           --           (0.02)
01/31/04        6.05        0.10          3.59            3.69            --            --            --              --
01/31/05        9.74        0.09          1.83            1.92         (0.11)           --            --           (0.11)
01/31/06       11.55        0.22          5.99            6.21         (0.05)           --            --           (0.05)
01/31/07       17.71        0.20          2.44            2.64         (0.18)           --         (3.05)          (3.23)
                                             Emerging Markets Portfolio Class 2
01/31/03        6.79          --         (0.73)          (0.73)        (0.01)        (0.00)           --           (0.01)
01/31/04        6.05        0.09          3.57            3.66            --            --            --              --
01/31/05        9.71        0.07          1.84            1.91         (0.10)           --            --           (0.10)
01/31/06       11.52        0.20          5.98            6.18         (0.03)           --            --           (0.03)
01/31/07       17.67        0.18          2.42            2.60         (0.16)           --         (3.05)          (3.21)
                                             Emerging Markets Portfolio Class 3
09/30/02@
  01/31/03      5.70       (0.02)         0.37            0.35            --            --            --              --
01/31/04        6.05        0.05          3.61            3.66            --            --            --              --
01/31/05        9.71        0.06          1.83            1.89         (0.09)           --            --           (0.09)
01/31/06       11.51        0.18          5.97            6.15         (0.02)           --            --           (0.02)
01/31/07       17.64        0.13          2.45            2.58         (0.15)           --         (3.05)          (3.20)

---------------------------------------------------------------------------------------------
              NET                    NET                      RATIO OF NET
             ASSET                 ASSETS       RATIO OF       INVESTMENT
             VALUE                 END OF     EXPENSES TO    INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------------------

                     International Diversified Equities Portfolio Class 1
01/31/03    $ 5.18     (28.45)%   $156,911        1.22%           0.97%           48%
01/31/04      6.93      39.76      196,843        1.23            1.13            49
01/31/05      7.67      13.10      183,649        1.25(1)         0.86(1)         25
01/31/06      9.37      24.08      190,263        1.11            1.42            19
01/31/07     10.93      17.15      188,241        0.94            1.87            13
                     International Diversified Equities Portfolio Class 2
01/31/03      5.16     (28.43)       8,619        1.33            0.53            48
01/31/04      6.90      39.52       29,467        1.38            0.72            49
01/31/05      7.63      12.86       47,549        1.40(1)         0.62(1)         25
01/31/06      9.32      23.91       59,176        1.25            1.22            19
01/31/07     10.87      16.99       61,429        1.09            1.69            13
                     International Diversified Equities Portfolio Class 3
09/30/02@
  01/31/03    5.16      (6.01)       2,480        1.33+          (0.29)+          48
01/31/04      6.89      39.29       39,947        1.48            0.11            49
01/31/05      7.62      12.79      106,732        1.50(1)         0.41(1)         25
01/31/06      9.31      23.83      178,666        1.34            1.05            19
01/31/07     10.86      16.92      271,514        1.19            1.49            13
                              Emerging Markets Portfolio Class 1
01/31/03      6.05     (10.63)      63,377        1.53            0.43           118
01/31/04      9.74      60.99      104,999        1.66(1)         1.27(1)        112
01/31/05     11.55      19.92      110,010        1.60(1)         0.89(1)         76
01/31/06     17.71      53.84      177,187        1.51(1)         1.58(1)        147
01/31/07     17.12      17.92      173,451        1.40(1)         1.20(1)        184
                              Emerging Markets Portfolio Class 2
01/31/03      6.05     (10.71)       3,164        1.74            0.05           118
01/31/04      9.71      60.50        8,278        1.80(1)         1.03(1)        112
01/31/05     11.52      19.84       13,989        1.75(1)         0.72(1)         76
01/31/06     17.67      53.72       24,084        1.66(1)         1.43(1)        147
01/31/07     17.06      17.70       24,743        1.55(1)         1.05(1)        184
                              Emerging Markets Portfolio Class 3
09/30/02@
  01/31/03    6.05       6.14          276        2.12+          (0.56)+         118
01/31/04      9.71      60.50        3,533        1.90(1)         0.54(1)        112
01/31/05     11.51      19.63       12,899        1.85(1)         0.57(1)         76
01/31/06     17.64      53.48       35,556        1.78(1)         1.27(1)        147
01/31/07     17.02      17.58       88,829        1.68(1)         0.81(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                       1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----


International Diversified Equities Class 1...........    --% 0.00%   --%   --%
International Diversified Equities Class 2...........    --  0.00    --    --
International Diversified Equities Class 3...........    --  0.00    --    --
Emerging Markets Class 1.............................  0.11  0.03  0.10  0.06
Emerging Markets Class 2.............................  0.11  0.03  0.10  0.06
Emerging Markets Class 3.............................  0.11  0.03  0.09  0.05




SUNAMERICA SERIES TRUST                115

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
              ASSET      INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                              Foreign Value Portfolio Class 2
08/01/02#-
  01/31/03    $10.00      $(0.03)       $(0.83)         $(0.86)       $   --        $(0.03)       $   --          $(0.03)
01/31/04        9.11        0.03          3.91            3.94         (0.01)           --         (0.10)          (0.11)
01/31/05       12.94        0.16          1.75            1.91         (0.14)           --         (0.27)          (0.41)
01/31/06       14.44        0.25          2.27            2.52            --            --         (0.02)          (0.02)
01/31/07       16.94        0.37          3.41            3.78         (0.19)           --         (0.25)          (0.44)
                                              Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03      9.20       (0.03)        (0.03)          (0.06)           --         (0.03)           --           (0.03)
01/31/04        9.11        0.00          3.93            3.93          0.00            --         (0.10)          (0.10)
01/31/05       12.94        0.12          1.79            1.91         (0.13)           --         (0.27)          (0.40)
01/31/06       14.45        0.21          2.29            2.50            --            --         (0.02)          (0.02)
01/31/07       16.93        0.34          3.42            3.76         (0.17)           --         (0.25)          (0.42)

--------------------------------------------------------------------------------------------
                                                             RATIO OF NET
              NET                    NET                      INVESTMENT
             ASSET                 ASSETS       RATIO OF        INCOME
             VALUE                 END OF     EXPENSES TO      (LOSS) TO
  PERIOD    END OF      TOTAL      PERIOD     AVERAGE NET     AVERAGE NET    PORTFOLIO
   ENDED    PERIOD    RETURN**     (000'S)       ASSETS         ASSETS        TURNOVER
--------------------------------------------------------------------------------------------

                            Foreign Value Portfolio Class 2
08/01/02#-
  01/31/03  $ 9.11      (8.57)%   $  5,888        1.95%+(1)      (0.63)%+(1)      1%
01/31/04     12.94      43.31       34,250        1.76(1)         0.26(1)         7
01/31/05     14.44      14.77       58,040        1.34(1)(2)      1.22(1)(2)     13
01/31/06     16.94      17.50       68,774        1.16(2)         1.61(2)         8
01/31/07     20.28      22.56       78,103        1.07            2.06           13
                            Foreign Value Portfolio Class 3
09/30/02@-
  01/31/03    9.11      (0.64)       4,099        2.05+(1)       (1.04)+(1)       1
01/31/04     12.94      43.18       63,404        1.76(1)         0.00(1)         7
01/31/05     14.45      14.74      190,704        1.43(1)(2)      0.95(1)(2)     13
01/31/06     16.93      17.35      322,494        1.25(2)         1.41(2)         8
01/31/07     20.27      22.48      453,154        1.17            1.87           13



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
 #   Commencement of operations
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT
                                                   EXPENSES           INCOME (LOSS)
                                              -----------------    ------------------
                                              1/03   1/04  1/05     1/03   1/04  1/05
                                              ----   ----  ----    -----   ----  ----


Foreign Value Class 2.......................  4.72%+ 1.54% 1.33%   (3.40)%+0.48% 1.23%
Foreign Value Class 3.......................  6.21+  1.58  1.42    (5.20)+ 0.18  0.96


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Foreign Value Class 2.......................................  0.01% 0.01% 0.00%
Foreign Value Class 3.......................................  0.01  0.01  0.00




SUNAMERICA SERIES TRUST                116

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                117

                          ---------------------------
                                   PROSPECTUS
                                  May 1, 2007
                          ---------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS 3 SHARES)

                      --    AMERICAN FUNDS GROWTH SAST PORTFOLIO

                      --    AMERICAN FUNDS GLOBAL GROWTH SAST PORTFOLIO

                      --    AMERICAN FUNDS GROWTH-INCOME SAST PORTFOLIO

                      --    AMERICAN FUNDS ASSET ALLOCATION SAST PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                               PAGE
SUNAMERICA SERIES TRUST.....................................     1
         A Quick Note about the Portfolios..................     1
         Introduction to the American Funds SAST
         Portfolios.........................................     1
         Master-Feeder Mutual Fund Structure................     1
         Portfolios and Master Funds........................     2
AMERICAN FUNDS GROWTH SAST PORTFOLIO........................     3
AMERICAN FUNDS GLOBAL GROWTH SAST PORTFOLIO.................     6
AMERICAN FUNDS GROWTH-INCOME SAST PORTFOLIO.................     9
AMERICAN FUNDS ASSET ALLOCATION SAST PORTFOLIO..............    12
PORTFOLIO DETAILS...........................................    16
         Additional Information about Investments,
         Investment Techniques and Risks....................    16
         Selective Disclosure of Portfolio Holdings.........    19
MANAGEMENT..................................................    20
         Investment Adviser to the Master Funds.............    20
         Investment Manager to the Portfolios...............    20
         Portfolio Management of the Master Funds...........    21
ACCOUNT INFORMATION.........................................    22
         Service (12b-1) Plan...............................    22
TRANSACTION POLICIES........................................    23
         Valuation of Shares................................    23
         Fair Valuation.....................................    23
         Buying and Selling Shares..........................    23
         Frequent Purchases and Redemptions of Shares.......    23
         Information about the Portfolios' Distributor......    24
         Payments in Connection with Distribution...........    24
LEGAL PROCEEDINGS...........................................    25
DIVIDEND POLICIES AND TAXES.................................    26
         The Portfolios.....................................    26
         Custodian, Transfer and Dividend Paying Agent......    26
FINANCIAL HIGHLIGHTS........................................    27
FOR MORE INFORMATION........................................    28

                                                         SunAmerica Series Trust

SUNAMERICA SERIES TRUST
--------------------------------------------------------------------------------

A QUICK NOTE ABOUT THE PORTFOLIOS

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and four of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "variable insurance contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their variable insurance contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. This Prospectus offers Class 3 shares of each Portfolio.

You should be aware that the variable insurance contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a variable insurance contract and the Portfolios available to you in the prospectus that offers the variable insurance contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for variable insurance contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to redeem some of its shares in the master fund in which it invests (as described under "Master-Feeder Mutual Fund Structure"); the master fund might in turn be forced to sell portfolio securities at disadvantageous prices.

INTRODUCTION TO THE AMERICAN FUNDS SAST PORTFOLIOS

This Prospectus provides information about four Portfolios offered by the Trust. The following sections summarize key information about the Portfolios, including information regarding their investment goals, principal investment strategies, principal risks, performance and fees. Each Portfolio's investment goal can be changed without shareholder approval. Use the Portfolio summaries to compare each Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolios can be found in "Portfolio Details" herein.

The Portfolio summaries contain a discussion of the principal risks of investing in each Portfolio. As with any mutual fund, there can be no guarantee that a Portfolio will meet its goal or that a Portfolio's performance will be positive for any period of time.

Reading the Prospectus will help you to decide whether one of these Portfolios is the right investment for you. You should keep this Prospectus for future reference. Additionally, because these Portfolios are feeder funds in a master-feeder mutual fund structure, as described below, it is important that you read the enclosed Master Fund (as such term is defined below) prospectus which is provided to you along with this Prospectus.

MASTER-FEEDER MUTUAL FUND STRUCTURE

Each Portfolio described in this Prospectus operates as a "feeder fund," which means it does not buy individual securities directly. Instead, it invests all or substantially all of its investment assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each a "Master Fund" and, collectively, the "Master Funds") is a portfolio offered by American Funds Insurance Series(R) ("American Funds(R)"). Therefore, each Portfolio has the same investment goal and limitations as its corresponding Master Fund in which it invests and the investment return of each Portfolio corresponds directly to that of its Master Fund. The differences in investment goals and policies among each of the four Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject.

As feeder funds, the Portfolios do not pay their investment adviser for portfolio management services because each Portfolio's assets are invested in its respective Master Fund's portfolio, which is managed by Capital Research and Management Company ("Capital Research"), the Master Funds' investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Board determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) electing to have AIG SAAMCo, the Portfolios' investment manager, manage the Portfolio either directly or with a subadviser under the Trust's investment advisory and management agreement with AIG SAAMCo; or (3) taking any other appropriate action. The Trust has entered into an investment advisory and management agreement with AIG SAAMCo pursuant to which AIG SAAMCo will provide the services set forth below so long as a Portfolio is a "feeder fund" investing into a Master Fund and provides that AIG SAAMCo will
                                                         SunAmerica Series Trust
provide portfolio management for a Portfolio if the Portfolio ceases to operate as a "feeder fund."

AIG SAAMCo currently is waiving a portion of its advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. If a Portfolio were to withdraw its entire investment from its corresponding Master Fund and the Board approved AIG SAAMCo as the investment manager for the Portfolio, AIG SAAMCo would provide portfolio management services to the Portfolio, the current fee waiver would terminate and AIG SAAMCO would receive its full contractual advisory fee for that Portfolio, effectively increasing the advisory fee payable by the Portfolio, subject to any voluntary or contractual fee waivers and/or expense reimbursements agreed to between AIG SAAMCo and the Trust at that time. See "Investment Manager to the Portfolios" for a more complete discussion of the advisory fee arrangements.

AIG SAAMCo will provide those services for the Portfolios that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios' other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.

Investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required for any Portfolio to withdraw its entire investment from its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio.

The Board considered that the Portfolios will bear their own portfolio expenses as well as their pro rata share of each Portfolio's corresponding Master Fund fees and expenses. Because each Portfolio invests all or substantially all of its assets in a Master Fund, the Portfolio and its shareholders will bear the fees and expenses of both the Portfolio and the Master Fund in which it invests, with the result that the Portfolio's expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other Trust portfolios and many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Portfolio, will pay their proportionate share of the Master Fund's expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Portfolios. The Master Funds are not established as partnerships, and therefore do not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Portfolios.

Information about the Master Funds and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from American Funds.

PORTFOLIOS AND MASTER FUNDS

Each Master Fund is a portfolio offered by American Funds. Each Portfolio's corresponding Master Fund is listed below:

                                          AMERICAN FUNDS
       TRUST FEEDER FUND                   MASTER FUND
       -----------------                  --------------
         American Funds                   American Funds
     Growth SAST Portfolio                 Growth Fund
         American Funds                   American Funds
  Global Growth SAST Portfolio          Global Growth Fund
         American Funds                   American Funds
  Growth-Income SAST Portfolio          Growth-Income Fund
         American Funds                   American Funds
Asset Allocation SAST Portfolio       Asset Allocation Fund

This Prospectus explains the investment goal, risks and strategy of each of the Portfolios of the Trust, which correspond to each Portfolio's respective Master Fund, offered in this Prospectus. Your copy of the Master Funds' prospectus also explains the Master Funds' investment goal, strategies and risks.

SunAmerica Series Trust

AMERICAN FUNDS GROWTH SAST PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth. The Portfolio attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the Master Fund, the Growth Fund (the "Master Growth Fund"), a portfolio offered by American Funds, a registered open-end investment company. In turn, the Master Growth Fund seeks to make shareholders' investments grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. In seeking to pursue its investment goal, the Master Growth Fund may invest in the securities of issuers representing a broad range of market capitalizations. The Master Growth Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

The Master Growth Fund is designed for investors seeking capital appreciation principally through investment in stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Growth Fund may involve large price swings and potential for loss.

Investment of the Portfolio's assets in the Master Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth Fund.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The following section describes the principal risks of the Portfolio, while the section entitled "Portfolio Details - Additional Information about Investments, Investment Techniques and Risks" describes various additional risks.

RISKS OF INVESTING IN EQUITY SECURITIES
The Portfolio invests primarily (through its investment in the Master Growth
Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions - for example, "value" stocks may perform well in circumstances under which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

RISKS OF INVESTING IN GROWTH STOCKS
Growth stocks are historically volatile, which will affect the Master Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

RISKS OF INVESTING INTERNATIONALLY
The Master Growth Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

RISKS OF INVESTING IN SMALLER COMPANIES
Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.

MASTER-FEEDER STRUCTURE
Other "feeder" funds may also invest in the Master Growth Fund. As shareholders of the Master Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth Fund. Feeder funds with a greater pro rata ownership in the Master Growth Fund could have effective voting control of the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

You should also refer to the Master Growth Fund's prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth Fund also are available free of charge upon request.

PERFORMANCE

Performance information for the Portfolio is not provided because the Portfolio had not completed one full calendar year of operation as of the date of this Prospectus.

The performance in the bar chart and table below provide some indication of the risks of investing in the Master
                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

Growth Fund; the risks of investing in the Portfolio are substantially similar. Remember, however, that the past performance of the Master Fund is not necessarily an indication of how the Portfolio or the Master Fund will perform in the future. The bar chart reflects changes in performance of Class 1 shares of the Master Growth Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class 3 shares of the Portfolio shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Growth Fund, adjusted to reflect the estimated expenses of the Class 3 shares of the Portfolio for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES
OF THE MASTER GROWTH FUND
(Years Ended December 31)


                         (BAR CHART)

1997                                           29.32%
1998                                           34.74%
1999                                           56.69%
2000                                            4.08%
2001                                          -18.46%
2002                                          -24.74%
2003                                           36.35%
2004                                           12.07%
2005                                           15.78%
2006                                            9.72%

BEST QUARTER:  30.59% - 4TH QTR. OF 1999

WORST QUARTER:  -27.25% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                            1 Year   5 Years   10 Years
                            ------   -------   --------
Class 3 shares(1)            9.72%    7.88%     12.97%
S&P 500 Index(2)            15.79%    6.19%      8.42%
Lipper Capital
  Appreciation Funds
  Index(3)                  10.53%    5.78%      6.86%
Lipper Growth Funds
  Index(4)                  10.28%    4.66%      6.57%

(1) The Portfolio had not completed one full calendar year of operation as of the date of this Prospectus. Performance information shown is that of the Master Growth Fund as adjusted to reflect the estimated expenses of Class 3 shares of the Portfolio.

(2) The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lipper Capital Appreciation Funds Index is an equally weighted index of funds that aim for maximum capital appreciation. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(4) The Lipper Growth Funds Index is an equally weighted index of growth funds. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Portfolio. The table reflects the aggregate expenses of both the Master Fund and the Portfolio. The Portfolio's annual operating expenses do not reflect the Separate Account fees charged in the variable insurance contracts in which the Portfolios are offered. Please see your variable insurance contract prospectus for more details on the Separate Account fees.

                                                Master-Feeder
                                                    Total
                                           Expenses(1),(2),(3),(4)
                                           -----------------------
                                                   Class 3
                                           -----------------------
Management Fees                                      1.17%(5)
------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees             0.25%
------------------------------------------------------------------
Other Expenses                                       0.22%(6)
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses            1.64%
------------------------------------------------------------------
Less Fee Waiver/ Reimbursement                       0.60%(5)
------------------------------------------------------------------
Net Annual Portfolio Operating Expenses              1.04%(7)
------------------------------------------------------------------

(1) Fees and expenses at the Portfolio level for its Class 3 shares are as follows: Management Fee: 0.85%; Distribution and/or Service (12b-1) Fee:
    0.25%; Other Expenses: 0.20%; Total Annual Portfolio Operating Expenses:
    1.30%; Net Annual Portfolio Operating Expenses: 0.70%. "Other Expenses" are based on estimated amounts for the full 2007 fiscal year.

(2) Capital Research, the Master Fund's investment adviser, is currently waiving 10% of its management fee and this waiver will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total Annual Portfolio Operating Expenses do not reflect this waiver.

(3) Fees and expenses at the Master Fund level for its Class 1 shares are as follows: Management Fee: 0.32%; Distribution and/or Service (12b-1) Fee:
    None; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses:
    0.34%; Net Annual Portfolio Operating Expenses: 0.31%.

(4) Pursuant to an agreement among Capital Research, AIG SunAmerica Capital Services, Inc. (the "Distributor"), AIG SunAmerica Life Assurance Company ("ASLAC"), First Sun America Life Insurance Company ("FSA") and American Funds Distributors, Inc., American Funds' principal underwriter ("AFD"), ASLAC and FSA, and not the Portfolio, will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolio in the Master Fund.

(5) AIG SAAMCo has entered into a contractual agreement with the Trust under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during
SunAmerica Series Trust

--------------------------------------------------------------------------------

    that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue as long as the Portfolio is part of a master-feeder fund structure unless the Board approves a change in or elimination of the waiver.

(6) "Other Expenses" are based on estimated amounts for the full fiscal year.

(7) AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio does not exceed 0.70% of the Portfolio's expenses. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. The voluntary waivers and/or reimbursements are subject to recoupment by AIG SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing voluntary expense limitations.

EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Portfolio with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Portfolio's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                        1 Year   3 Years
                                        ------   -------
Class 3 shares*                          $106     $331

(1) The Example reflects the aggregate expenses of both the Master Fund and the Portfolio.

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by AIG SAAMCo. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

AMERICAN FUNDS GLOBAL GROWTH SAST PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth. The Portfolio attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the Master Fund, the Global Growth Fund (the "Master Global Growth Fund"), a portfolio offered by American Funds, a registered open-end investment company. In turn, the Master Global Growth Fund seeks to make shareholders' investments grow over time by investing primarily in common stocks of companies located around the world, including companies located in emerging markets. The Master Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations as the growth-oriented, equity-type securities generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss.

Investment of the Portfolio's assets in the Master Global Growth Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Global Growth Fund.

PRINCIPAL RISKS OF INVESTING
IN THE PORTFOLIO

The following section describes the principal risks of the Portfolio, while the section entitled "Portfolio Details - Additional Information about Investments, Investment Techniques and Risks" describes various additional risks.

RISKS OF INVESTING IN EQUITY SECURITIES
The Portfolio invests primarily (through its investment in the Master Global Growth Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions - for example, "value" stocks may perform well in circumstances under which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Global Growth Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

RISKS OF INVESTING IN GROWTH STOCKS
Growth stocks are historically volatile, which will affect the Master Global Growth Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

RISKS OF INVESTING INTERNATIONALLY
The Master Global Growth Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES
The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

MASTER-FEEDER STRUCTURE
Other "feeder" funds may also invest in the Master Global Growth Fund. As shareholders of the Master Global Growth Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Global Growth Fund. Feeder funds with a greater pro rata ownership in the Master Global Growth Fund could have effective voting control operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Portfolio.

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

You should also refer to the Master Global Growth Fund's prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Global Growth Fund also are available free of charge upon request.

PERFORMANCE

Performance information for the Portfolio is not provided because the Portfolio had not completed one full calendar year of operation as of the date of this Prospectus.

The performance in the bar chart and table on the next page provide some indication of the risks of investing in SunAmerica Series Trust

--------------------------------------------------------------------------------

the Master Global Growth Fund; the risks of investing in the Portfolio are substantially similar. Remember, however, that the past performance of the Master Fund is not necessarily an indication of how the Portfolio or the Master Fund will perform in the future. The bar chart reflects changes in performance of Class 1 shares of the Master Global Growth Fund for the past nine calendar years, adjusted to reflect the estimated fees and expenses of the Class 3 shares of the Portfolio shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Global Growth Fund, adjusted to reflect the estimated expenses of the Class 3 shares of the Portfolio for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

ANNUAL TOTAL RETURNS -- CLASS 1 SHARES
OF THE MASTER GLOBAL GROWTH FUND
(Years Ended December 31)

                                  (BAR CHART)

1998                                           28.23%
1999                                           68.97%
2000                                          -19.24%
2001                                          -14.53%
2002                                          -15.00%
2003                                           34.80%
2004                                           13.08%
2005                                           13.66%
2006                                           19.88%

BEST QUARTER:  40.87% - 4TH QTR. OF 1999

WORST QUARTER:  -20.52% - 3RD QTR. OF 2001

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                              Since
                                            Inception
                                            (April 30,
                           1 Yr    5 Yrs      1997)
                          ------   ------   ----------
Class 3 shares(1)         19.88%   12.04%      8.69%
MSCI World Index(2)       20.07%    9.97%      7.52%
Lipper Global Funds
  Index(3)                19.30%   10.38%      8.21%

(1) The Portfolio had not completed one full calendar year of operation as of the date of this Prospectus. Performance information shown is that of the Master Global Growth Fund as adjusted to reflect the estimated expenses of Class 3 shares of the Portfolio.

(2) The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures 23 major stock markets throughout the world, including the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and may own U.S. Securities as well. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding Class 3 shares of the Portfolio. The table reflects the aggregate expenses of both the Master Fund and the Portfolio. The Portfolio's annual operating expenses do not reflect the Separate Account fees charged in the variable insurance contracts in which the Portfolios are offered. Please see your variable insurance contract prospectus for more details on the Separate Account fees.

                                                 Master-Feeder
                                                     Total
                                            Expenses(1),(2),(3),(4)
                                            -----------------------
                                                    Class 3
                                            -----------------------
Management Fees                                       1.50%(5)
-------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees              0.25%
-------------------------------------------------------------------
Other Expenses                                        0.23%(6)
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             1.98%
-------------------------------------------------------------------
Less Fee Waiver/Reimbursement                         0.70%(5)
-------------------------------------------------------------------
Net Annual Portfolio Operating Expenses               1.28%(7)
-------------------------------------------------------------------

(1) Fees and expenses at the Portfolio level for its Class 3 shares are as follows: Management Fee: 0.95%; Distribution and/or Service (12b-1) Fee:
    0.25%; Other Expenses: 0.20%; Total Annual Portfolio Operating Expenses:
    1.40%; Net Annual Portfolio Operating Expenses: 0.70%. "Other Expenses" are based on estimated amounts for the full 2007 fiscal year.

(2) Capital Research, the Master Fund's investment adviser, is currently waiving 10% of its management fee and this waiver will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total Annual Portfolio Operating Expenses do not reflect this waiver.

(3) Fees and expenses at the Master Fund level for its Class 1 shares are as follows: Management Fee: 0.55%; Distribution and/or Service (12b-1) Fee:
    None; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses:
    0.58%; Net Annual Portfolio Operating Expenses: 0.53%.

(4) Pursuant to an agreement among Capital Research, the Distributor, ASLAC, FSA and AFD, ASLAC and FSA, and not the Portfolio, will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolio in the Master Fund.

(5) AIG SAAMCo has entered into a contractual agreement with the Trust under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the
                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

    Trust. This fee waiver will continue as long as the Portfolio is part of a master-feeder fund structure unless the Board approves a change in or elimination of the waiver.

(6) "Other Expenses" are based on estimated amounts for the full fiscal year.

(7) AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio does not exceed 0.70% of the Portfolio's expenses. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. The voluntary waivers and/or reimbursements are subject to recoupment by AIG SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing voluntary expense limitations.

EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of the Portfolio with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Portfolio's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                              1 Year   3 Years
                                              ------   -------
Class 3 shares*                                $130     $406

(1) The Example reflects the aggregate expenses of both the Master Fund and the Portfolio.

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by AIG SAAMCo. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

SunAmerica Series Trust

AMERICAN FUNDS GROWTH-INCOME SAST PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth and income. The Portfolio attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the Master Fund, the Growth-Income Fund (the "Master Growth-Income Fund"), a portfolio offered by American Funds, a registered open-end investment company. In turn, the Master Growth-Income Fund seeks to make investors' investments grow and provide them with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in Standard & Poor's ("S&P") 500 Composite Index. The Master Growth-Income Fund may also invest in bonds.

The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.

Investment of the Portfolio's assets in the Master Growth-Income Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Growth-Income Fund.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The following section describes the principal risks of the Portfolio, while the section entitled "Portfolio Details - Additional Information about Investments, Investment Techniques and Risks" describes various additional risks.

RISKS OF INVESTING IN EQUITY SECURITIES
The Portfolio invests primarily (through its investment in the Master Growth-Income Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions - for example, "value" stocks may perform well in circumstances under which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

RISKS OF INVESTING IN GROWTH STOCKS
Growth stocks are historically volatile, which will affect the Master Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

RISKS OF INVESTING INTERNATIONALLY
The Master Growth-Income Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

RISKS OF INVESTING IN BONDS
The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Growth-Income Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Master Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.

INTEREST RATE FLUCTUATION RISK
The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

MASTER-FEEDER STRUCTURE
Other "feeder" funds may also invest in the Master Growth-Income Fund. As shareholders of the Master Growth-Income Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Growth-Income Fund. Feeder funds with a greater pro rata ownership in the Master Growth-Income Fund could have effective voting control operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Portfolio.
                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

You should also refer to the Master Growth-Income Fund's prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Growth-Income Fund also are available free of charge upon request.

PERFORMANCE

Performance information for the Portfolio is not provided because the Portfolio had not completed one full calendar year of operation as of the date of this Prospectus.

The performance in the bar chart and table on this page provide some indication of the risks of investing in the Master Growth-Income Fund; the risks of investing in the Portfolio are substantially similar. Remember, however, that the past performance of the Master Fund is not necessarily an indication of how the Portfolio or the Master Fund will perform in the future. The bar chart reflects changes in performance of Class 1 shares of the Master Growth-Income Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class 3 shares of the Portfolio shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Growth-Income Fund, adjusted to reflect the estimated expenses of the Class 3 shares of the Portfolio for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES
OF THE MASTER GROWTH-INCOME FUND
(Years Ended December 31)

                                  (BAR CHART)

1997                                          25.09%
1998                                          17.65%
1999                                          10.80%
2000                                           7.58%
2001                                           2.14%
2002                                         -18.66%
2003                                          31.96%
2004                                           9.97%
2005                                           5.43%
2006                                          14.69%

BEST QUARTER:  18.74% - 4TH QTR. OF 1998

WORST QUARTER:  -18.78% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                                 1 Year   5 Years   10 Years
                                 ------   -------   --------
Class 3 shares(1)                14.69%    7.37%      9.84%
S&P 500 Index(2)                 15.79%    6.19%      8.42%
Lipper Growth and Income Funds
  Index(3)                       15.57%    7.59%      8.01%

(1) The Portfolio had not completed one full calendar year of operations as of the date of this Prospectus. Performance information shown is that of the Master Growth-Income Fund as adjusted to reflect the estimated expenses of Class 3 shares of the Portfolio.

(2) The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lipper Growth and Income Funds Index is an equally weighted index of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding Class 3 shares of the Portfolio. The table reflects the aggregate expenses of both the Master Fund and the Portfolio. The Portfolio's annual operating expenses do not reflect the Separate Account fees charged in the variable insurance contracts in which the Portfolios are offered. Please see your variable

SunAmerica Series Trust

--------------------------------------------------------------------------------

insurance contract prospectus for more details on the Separate Account fees.

                                                 Master-Feeder
                                                     Total
                                            Expenses(1),(2),(3),(4)
                                            -----------------------
                                                    Class 3
                                            -----------------------
Management Fees                                       1.12%(5)
-------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees              0.25%
-------------------------------------------------------------------
Other Expenses                                        0.21%(6)
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             1.58%
-------------------------------------------------------------------
Less Fee Waiver/Reimbursement                         0.60%(5)
-------------------------------------------------------------------
Net Annual Portfolio Operating Expenses               0.98%(7)
-------------------------------------------------------------------

(1) Fees and expenses at the Portfolio level for its Class 3 shares are as follows: Management Fee: 0.85%; Distribution and/or Service (12b-1) Fee:
    0.25%; Other Expenses: 0.20%; Total Annual Portfolio Operating Expenses:
    1.30%; Net Annual Portfolio Operating Expenses: 0.70%. "Other Expenses" are based on estimated amounts for the full 2007 fiscal year.

(2) Capital Research, the Master Fund's investment adviser, is currently waiving 10% of its management fee and this waiver will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total Annual Portfolio Operating Expenses do not reflect this waiver.

(3) Fees and expenses at the Master Fund level for its Class 1 shares are as follows: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee:
    None; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses:
    0.28%; Net Annual Portfolio Operating Expenses: 0.25%.

(4) Pursuant to an agreement among Capital Research, the Distributor, ASLAC, FSA and AFD, ASLAC and FSA, and not the Portfolio, will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolio in the Master Fund.

(5) AIG SAAMCo has entered into a contractual agreement with the Trust under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue as long as the Portfolio is part of a master-feeder fund structure unless the Board approves a change in or elimination of the waiver.

(6) "Other Expenses" are based on estimated amounts for the full fiscal year.

(7) AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio does not exceed 0.70% of the Portfolio's expenses. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. The voluntary waivers and/or reimbursements are subject to recoupment by AIG SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing voluntary expense limitations.

EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of the Portfolio with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Portfolio's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                        1 Year   3 Years
                                        ------   -------
Class 3 shares*                          $100     $312

(1) The Example reflects the aggregate expenses of both the Master Fund and the Portfolio.

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by AIG SAAMCo. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

AMERICAN FUNDS ASSET ALLOCATION SAST PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return (including income and capital gains) consistent with the preservation of capital over the long term. The Portfolio attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the Master Fund, the Asset Allocation Fund (the "Master Asset Allocation Fund"), a portfolio offered by American Funds, a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term fixed income securities, mortgage-backed and other pass-through securities and money market instruments (fixed income securities maturing in one year or less), the combination of which will be varied from time to time in response to changing market and economic trends.

The Master Asset Allocation Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States which are not included in Standard & Poor's ("S&P") 500 Index, and up to 5% of its assets in fixed income securities of non-U.S. issuers. In addition, the Master Asset Allocation Fund may invest up to 25% of its fixed income assets in lower quality fixed income securities (rated Ba or below by Moody's Investors Service and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality (commonly referred to as "junk bonds")).

In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, fixed income securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund's investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges: 40% - 80% in equity securities; 20% - 50% in fixed income securities; and 0% to 40% in money market instruments. As of December 31, 2006 the Master Asset Allocation Fund was approximately 69% invested in equity securities, 20% invested in fixed income securities and 11% invested in money market instruments. The proportion of equity, fixed income and money market securities held by the Master Asset Allocation Fund will vary with market conditions and the investment adviser's assessment of their relative attractiveness as investment opportunities.

The Master Asset Allocation Fund is designed for investors seeking above-average total return.

Investment of the Portfolio's assets in the Master Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Asset Allocation Fund.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The following section describes the principal risks of the Portfolio, while the section entitled "Portfolio Details - Additional Information about Investments, Investment Techniques and Risks" describes various additional risks.

RISKS OF INVESTING IN EQUITY SECURITIES
The Portfolio invests primarily (through its investment in the Master Asset Allocation Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions - for example, "value" stocks may perform well in circumstances under which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.

RISKS OF INVESTING IN GROWTH STOCKS
Growth stocks are historically volatile, which will affect the Master Asset Allocation Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

RISKS OF INVESTING IN BONDS
The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Asset Allocation Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
SunAmerica Series Trust

--------------------------------------------------------------------------------

INTEREST RATE FLUCTUATION RISK
The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue lower-rated securities ("junk bonds"). In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

RISKS OF INVESTING IN JUNK BONDS
Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master Asset Allocation Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

RISKS OF INVESTING INTERNATIONALLY
The Master Asset Allocation Fund may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

PREPAYMENT RISK
Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Master Asset Allocation Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.

MASTER-FEEDER STRUCTURE
Other "feeder" funds may also invest in the Master Asset Allocation Fund. As shareholders of the Master Asset Allocation Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Asset Allocation Fund. Feeder funds with a greater pro rata ownership in the Master Asset Allocation Fund could have effective voting control operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Portfolio.

ADDITIONAL PRINCIPAL RISKS
Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

You should also refer to the Master Asset Allocation Fund's prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Asset Allocation Fund also are available free of charge upon request.

PERFORMANCE

Performance information for the Portfolio is not provided because the Portfolio had not completed one full calendar year of operation as of the date of this Prospectus.

The performance in the bar chart and table on the next page provide some indication of the risks of investing in the Master Asset Allocation Fund; the risks of investing in the Portfolio are substantially similar. Remember, however, that the past performance of the Master Fund is not necessarily an indication of how the Portfolio or the Master Fund will perform in the future. The bar chart reflects changes in performance of Class 1 shares of the Master Asset Allocation Fund for the past 10 calendar years, adjusted to reflect the estimated fees and expenses of the Class 3 shares of the Portfolio shown in the Fees and Expenses table. The table shows the average annual total returns of Class 1 shares of the Master Asset Allocation Fund, adjusted to reflect the estimated expenses of the Class 3 shares of the Portfolio for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES
OF THE MASTER ASSET ALLOCATION FUND
(Years Ended December 31)

                                  (BAR CHART)

1997                                          19.70%
1998                                          12.40%
1999                                           6.56%
2000                                           3.93%
2001                                           0.11%
2002                                         -12.77%
2003                                          21.36%
2004                                           7.77%
2005                                           8.74%
2006                                          14.15%

---------------

BEST QUARTER:  12.07% - 2ND QTR. OF 2003
WORST QUARTER:  -12.43% - 3RD QTR. OF 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006:

                            1 Year   5 Years   10 Years
                            ------   -------   --------
Class 3 shares(1)           14.15%    7.21%      7.76%
S&P 500 Index(2)            15.79%    6.19%      8.42%
Lehman Brothers Aggregate
  Bond Index(3)              4.33%    5.06%      6.24%

(1) The Portfolio had not completed one full calendar year of operation as of the date of this Prospectus. Performance information shown is that of the Master Asset Allocation Fund as adjusted to reflect the estimated expenses of Class 3 shares of the Portfolio.

(2) The S&P 500 Index is a market capitalization-weighted index based on the average weighted performance of 500 widely held common stocks. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

(3) The Lehman Brothers Aggregate Bond Index represents the U.S.
    investment-grade fixed-rate bond market. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding Class 3 shares of the Portfolio. The table reflects the aggregate expenses of both the Master Fund and the Portfolio. The Portfolio's annual operating expenses do not reflect the Separate Account fees charged in the variable insurance contracts in which the Portfolios are offered. Please see your variable insurance contract prospectus for more details on the Separate Account fees.

                                                 Master-Feeder
                                                     Total
                                            Expenses(1),(2),(3),(4)
                                            -----------------------
                                                    Class 3
                                            -----------------------
Management Fees                                       1.17%(5)
-------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees              0.25%
-------------------------------------------------------------------
Other Expenses                                        0.21%(6)
-------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             1.63%
-------------------------------------------------------------------
Less Fee Waiver/Reimbursement                         0.60%(5)
-------------------------------------------------------------------
Net Annual Portfolio Operating Expenses               1.03%(7)
-------------------------------------------------------------------

(1) Fees and expenses at the Portfolio level for its Class 3 shares are as follows: Management Fee: 0.85%; Distribution and/or Service (12b-1) Fee:
    0.25%; Other Expenses: 0.20%; Total Annual Portfolio Operating Expenses:
    1.30%; Net Annual Portfolio Operating Expenses: 0.70%. "Other Expenses" are based on estimated amounts for the full 2007 fiscal year.

(2) Capital Research, the Master Fund's investment adviser, is currently waiving 10% of its management fee and this waiver will continue at this level until further review. The waiver may be terminated at any time at the discretion of Capital Research. Total Annual Portfolio Operating Expenses do not reflect this waiver.

(3) Fees and expenses at the Master Fund level for its Class 1 shares are as follows: Management Fee: 0.32%; Distribution and/or Service (12b-1) Fee:
    None; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses:
    0.33%; Net Annual Portfolio Operating Expenses: 0.30%.

(4) Pursuant to an agreement among Capital Research, the Distributor, ASLAC, FSA and AFD, ASLAC and FSA, and not the Portfolio, will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolio in the Master Fund.

(5) AIG SAAMCo has entered into a contractual agreement with the Trust under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue as long as the Portfolio is part of a master-feeder fund structure unless the Board approves a change in or elimination of the waiver.

(6) "Other Expenses" are based on estimated amounts for the full fiscal year.

(7) AIG SAAMCo is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio does not exceed 0.70% of the Portfolio's expenses. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. Because this waiver is voluntary, it is not reflected as a reduction of the Total Annual Portfolio Operating Expenses listed above. The voluntary waivers and/or reimbursements are subject to recoupment by AIG SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing voluntary expense limitations.

SunAmerica Series Trust

--------------------------------------------------------------------------------

EXAMPLE(1)

This Example shows what you could pay in expenses over time. You can also use this Example to compare the cost of this Portfolio with other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then sell all of your shares at the end of those time periods. It also assumes a 5% return each year and that the Portfolio's operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

                                        1 Year   3 Years
                                        ------   -------
Class 3 shares*                          $105     $328

(1) The Example reflects the aggregate expenses of both the Master Fund and the Portfolio.

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by AIG SAAMCo. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

                                                         SunAmerica Series Trust

PORTFOLIO DETAILS
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The Master Funds may use other investments and techniques in an effort to increase returns, protect assets or diversify investments. The Statement of Additional Information ("SAI") for the Portfolios contains additional information about the Master Funds' other investment techniques. For information on how to obtain an SAI, see the back cover. When you request a copy of the Portfolios' SAI, you will also receive a copy of the Master Funds' SAI free of charge.

ACTIVE TRADING (All four Master Funds) - A strategy used whereby a Master Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. In addition, because a Master Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. Under certain market conditions, the investment policies of Master Asset Allocation Fund may result in higher portfolio turnover than those of the other Master Funds, although no Master Fund's annual portfolio turnover is expected to exceed 100%.

CURRENCY VOLATILITY (All four Master Funds) - The value of a Master Fund's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund's non-U.S. dollar denominated securities.

DEFENSIVE INVESTMENTS (All four Master Funds) - Each Master Fund will also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in cash or money market instruments. When a Master Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Master Fund may not achieve its investment goal.

DEPOSITARY RECEIPTS (All four Master Funds) - The Master Funds invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

EQUITY SECURITIES (All four Master Funds) - Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

    - Convertible Securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    - Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

    - Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES (All four Master Funds) - Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

    - Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
SunAmerica Series Trust

    - Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

    - An Investment Grade Fixed Income Security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by Capital Research). The two best-known debt rating agencies are S&P and Moody's. "Investment Grade" refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

    - A Junk Bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

    - Pass-Through Securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities. To be announced
      (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

    - Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

    - U.S. Government Securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

    - Zero-Coupon Bonds. Zero coupon bonds are debt obligations issued or purchased at a significant discount from face value.

EMERGING MARKET COUNTRIES RISK (All Master Funds except Master Global Growth Fund in which this is a principal risk) - The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN EXPOSURE (All four Master Funds) - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

FORWARD CURRENCY CONTRACT RISK (All four Master Funds) - Master Growth Fund, Master Global Growth Fund and Master Asset Allocation Fund can enter into forward currency contracts to protect against changes in currency exchange rates. Master Growth-Income Fund does not currently intend to engage in any such transactions other than purchasing and selling foreign exchange contracts which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets which will be marked to market daily to meet their forward contract commitments to the extent required by the Securities and Exchange Commission ("SEC"). To the extent a forward currency contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any
                                                         SunAmerica Series Trust
losses on the instruments being hedged may not be reduced.

ILLIQUID/RESTRICTED SECURITIES (All four Master Funds) - These securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

ILLIQUIDITY RISK (All four Master Funds) - There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

LARGE CAP COMPANIES RISK (All four Master Funds) - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Master Fund's value may not rise as much as the value of portfolios that emphasize smaller cap companies.

MARKET VOLATILITY (All four Master Funds) - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Master Fund's portfolio. Individual stocks are affected by many factors, including:

 --   corporate earnings,

 --   production,

 --   management,

 --   sales, and

 -- market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

REPURCHASE AGREEMENTS (All four Master Funds) - The Master Funds may enter into repurchase agreements under which the Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the Master Funds' custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. If the seller under the repurchase agreement defaults, a Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by a Master Fund may be delayed or limited.

SECURITIES SELECTION RISK (All four Master Funds) - A strategy used by a Master Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT-TERM INVESTMENTS (All four Master Funds) - Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Master Fund with sufficient liquidity to meet redemptions and cover expenses.

SMALL (Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation
Fund) AND MEDIUM SIZED (All four Master Funds) COMPANIES RISK - Master Growth Fund, Master Growth-Income Fund and Master Asset Allocation Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter
(OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the Master Funds' non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

UNSEASONED COMPANIES (All four Master Funds) - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

SunAmerica Series Trust

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

THE PORTFOLIOS
A description of the Portfolios' policies and procedures regarding the release of portfolio holdings information is available in the Portfolios' SAI. However, under the master-feeder structure, each Portfolio's sole or primary portfolio holding is shares in the corresponding Master Fund (each Portfolio may also hold cash or cash equivalents).

THE MASTER FUNDS
A description of the Master Funds' policies and procedures regarding the release of portfolio holdings information is available in the Master Funds' SAI.

                                                         SunAmerica Series Trust

MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER TO THE MASTER FUNDS

Capital Research and Management Company ("Capital Research"), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and to other mutual funds, including those in The American Funds Group. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is located at 333 South Hope Street, Los Angeles, California 90071 and 135 South State College Boulevard, Brea, California 92821. Capital Research manages the investment fund and business affairs of the Master Funds.

The Master Funds rely on the professional judgment of their investment adviser, Capital Research, to make decisions about the Master Funds' portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent above-average long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, including meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.

The annual management fee for the year ended December 31, 2006, expressed as a percentage of each Master Fund's average daily net assets and not taking into account any applicable waivers, is as follows:

                                               MANAGEMENT
FUND                                              FEE
Master Growth Fund                               0.32%
Master Global Growth Fund                        0.55%
Master Growth-Income Fund                        0.27%
Master Asset Allocation Fund                     0.32%

A discussion regarding the basis for the Master Fund Board of Trustees approval of the investment advisory agreement for the Master Growth Fund, the Master Asset Allocation Fund, and the Master Growth-Income Fund is available in the Master Funds' semi-annual report to shareholders for the period ended June 30, 2006. A discussion regarding the basis for the Master Fund Board of Trustees approval of the investment advisory agreement for the Master Global Growth Fund is available in the Master Funds' annual report to shareholders for the fiscal year ended December 31, 2006.

INVESTMENT MANAGER TO THE PORTFOLIOS

Because each Portfolio invests all of its assets in a Master Fund, investment advisory services are currently provided at the Master Fund level by Capital Research. Pursuant to its investment advisory and management agreement with the Trust, AIG SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, will provide those services for the Portfolios that are normally provided by a fund's investment adviser with the exception of portfolio management.

AIG SAAMCo will provide master-feeder operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to, monitoring the ongoing investment performance of the Master Funds, monitoring the Portfolios' other service providers, facilitating the distribution of Master Fund shareholder materials to Portfolio shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in the corresponding Master Funds.

Under the Trust's investment advisory and management agreement with AIG SAAMCo, if a Portfolio ceased to operate as part of a master-feeder fund structure AIG SAAMCo, upon the approval of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, AIG SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio's (0.95% for Global Growth Portfolio) average daily net assets, accrued daily and paid monthly. Currently, AIG SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios.

AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with subadvisers approved by the Board without obtaining shareholder approval. Thus, in the event that a Portfolio is no longer part of a master-feeder structure, the exemptive order permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ subadvisers for the Portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. You will be notified of any subadviser hirings or changes. Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SunAmerica Series Trust

PORTFOLIO MANAGEMENT OF THE MASTER FUNDS

Capital Research uses a system of multiple fund counselors in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund's portfolio. Investment decisions are subject to the limits provided by a Master Fund's goals and policies and the oversight of Capital Research's investment committee.

The Master Fund counselors primarily responsible for the day-to-day management of the Master Funds' portfolios are listed below:

AMERICAN MASTER GROWTH FUND TEAM MEMBERS

Gordon Crawford is a Senior Vice President and Director of Capital Research. Mr. Crawford has been employed in the investment management area of Capital Research or its affiliates for the past 36 years. Mr. Crawford has been an equity portfolio counselor for the American Master Growth Fund for the past 13 years.

Donnalisa Barnum is a Senior Vice President of Capital Research Company
("CRC"). Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 21 years. Ms. Barnum has been as an equity portfolio counselor for the American Master Growth Fund for the past four years.

Ronald B. Morrow is a Senior Vice President of CRC. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past nine years. Mr. Morrow has been an equity portfolio counselor for the American Master Growth Fund for the past four years.

AMERICAN MASTER GLOBAL GROWTH FUND TEAM MEMBERS

Robert W. Lovelace is the Chairman of CRC. Mr. Lovelace has been employed with Capital Research or its affiliates for the last 22 years. Mr. Lovelace has been an equity portfolio counselor for the American Master Global Growth Fund since the inception of the Fund (10 years).

Nick J. Grace is a Senior Vice President of CRC. Mr. Grace has been employed with Capital Research or its affiliates for 13 years. Mr. Grace has been an equity portfolio counselor for the American Master Global Growth Fund for the past five years.

Steven T. Watson is a Senior Vice President and Director of Capital Research Company. Mr. Watson has been employed with Capital Research or its affiliates for 17 years. Mr. Watson has been an equity portfolio counselor for the American Master Global Growth Fund for the past five years.

AMERICAN MASTER GROWTH-INCOME FUND TEAM MEMBERS

James K. Dunton is a Senior Vice President and Director of Capital Research. Mr. Dunton has been employed with Capital Research or its affiliates for the past 45 years. Mr. Dunton has been an equity portfolio counselor for the American Master Growth-Income Fund for 23 years.

J. Blair Frank is a Vice President of CRC. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for the past 13 years. Mr. Frank has been an equity portfolio counselor for the American Master Growth-Income Fund for the past seven years.

Claudia P. Huntington is a Senior Vice President of Capital Research. Ms. Huntington has been employed with Capital Research or its affiliates for the past 32 years. Ms. Huntington has been an equity portfolio counselor for the American Master Growth-Income Fund for 13 years.

Donald D. O'Neal is a Senior Vice President of Capital Research. Mr. O'Neal has been employed with Capital Research or its affiliates for the past 22 years. Mr. Dunton has been an equity portfolio counselor for the American Master Growth-Income Fund for two years.

C. Ross Sappenfield is a Vice President of Capital Research. Mr. Sappenfield has been employed with Capital Research or its affiliates for the past 15 years. Mr. Sappenfield has been an equity portfolio counselor for the American Master Growth-Income Fund for eight years.

AMERICAN MASTER ASSET ALLOCATION FUND TEAM MEMBERS

Alan N. Berro is a Vice President of Capital Research and Management Company. Mr. Berro has been employed with Capital Research or its affiliates for 16 years. Mr. Berro has been an equity portfolio counselor for the American Master Asset Allocation Fund for the past seven years.

Susan M. Tolson is a Senior Vice President of CRC. Ms. Tolson has been employed with Capital Research or its affiliates for 17 years. Ms. Tolson has been a fixed-income portfolio counselor for the American Master Asset Allocation Fund for the past seven years.

Michael T. Kerr is a Vice President of Capital Research and Management Company. Mr. Kerr has been employed with Capital Research or its affiliates for 22 years. Mr. Kerr has been an equity portfolio counselor for the American Master Asset Allocation Fund for less than two years.

James R. Mulally is a Senior Vice President of Capital International Limited. Mr. Mulally has been employed with Capital Research or its affiliates for 27 years. Mr. Mulally has been an equity portfolio counselor for the American Master Asset Allocation Fund for one year.

With respect to the individuals listed, the Portfolios' SAI provides additional information about compensation, other accounts managed and ownership of securities in the Master Funds.

                                                         SunAmerica Series Trust

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable insurance contracts offered by life insurance companies affiliated with AIG SAAMCo. All shares of the Trust are owned by Separate Accounts of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a variable insurance contract from one of the life insurance companies. Class 3 shares of the Portfolio, which are issued only in connection with certain variable insurance contracts, are offered through this Prospectus.

SERVICE (12B-1) PLAN

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Master Funds do not charge a 12b-1 fee for the Class 1 shares in which the Portfolios invest.

SunAmerica Series Trust

TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES

The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. The NAV per share of Class 3 of a Portfolio is calculated by taking the NAV of a Portfolio's corresponding Master Fund, subtracting the Portfolio's liabilities attributable to the Portfolio, and dividing by the number of shares of Class 3 that are outstanding.

FAIR VALUATION

The NAV of each Portfolio is determined based upon the NAV of its corresponding Master Fund.

THE MASTER FUNDS

Each Master Fund calculates its NAV at the Close of Trading on each Business Day. Assets are valued primarily on the basis of market quotations. However, the Master Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of Capital Research, materially affect the value of the securities in the Master Funds' portfolios invested outside the United States, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors.

Because certain of the Master Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Master Funds do not price their shares, the value of securities held in those Master Funds may change on days when you will not be able to purchase or redeem your Portfolio shares.

BUYING AND SELLING SHARES

THE PORTFOLIOS

Buy and sell prices
The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests
The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

THE MASTER FUNDS

Buy and sell prices
Shares of the Master Funds are currently offered only to insurance company Separate Accounts and feeder funds that themselves are offered only to insurance company Separate Accounts. All such shares may be purchased or redeemed by the Separate Accounts or feeder funds without any sales or redemption charges at net asset value. Such purchases and redemptions are made promptly after corresponding purchases and redemptions of units of the Separate Accounts/feeder funds.

Restrictions on Sales
All Master Funds shares may be purchased or redeemed at net asset value without any sales or redemption charges.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Portfolios, which are offered only through variable insurance contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers of redemptions should not acquire variable insurance contracts that relate to shares of the Portfolios. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interests of its Portfolios' performance or their participants. Market timing can disrupt the ability of a manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of a Portfolio. In addition, market timing may increase a Portfolio's expenses through increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a
                                                         SunAmerica Series Trust

Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Each Master Fund may invest in foreign securities and the Master Asset Allocation Fund may invest significantly in high-yield fixed income securities ("junk bonds"); to the extent a Master Fund invests in foreign securities or junk bonds, its corresponding Portfolio may be particularly vulnerable to market timing. Market timing in Portfolios whose corresponding Master Fund invests significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Master Fund's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in the Asset Allocation Portfolio may occur if market prices are not readily available for a Master Fund's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Master Fund.

Shares of the Portfolios are held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in Separate Accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the insurance company Separate Account to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. The Trust has entered into agreements with the insurance company Separate Accounts that require the insurance company Separate Accounts to provide certain information to identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, you may be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company Separate Accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the insurance company Separate Accounts may differ from those imposed by the Trust. Please review your variable insurance contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company Separate Account may impose with respect to trades made through a variable insurance contract.

Please refer to the documents pertaining to your variable insurance contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

THE MASTER FUNDS

The Portfolios also may be affected if there is frequent trading of Master Fund shares by other shareholders of a Master Fund. Frequent trading of a Master Fund's shares may lead to increased costs to the Master Fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders, such as the Portfolios.

The Master Funds and AFD, the Master Funds' distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that a Master Fund or AFD has determined could involve actual or potential harm to any Master Fund may be rejected. Frequent trading of a Master Fund's shares may lead to increased costs to that Master Fund and less efficient management of the Master Fund's portfolio, resulting in dilution of the value of the shares held by long-term shareholders.

INFORMATION ABOUT THE PORTFOLIOS' DISTRIBUTOR

AIG SunAmerica Capital Services, Inc., the Portfolios' distributor, distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Pursuant to an agreement among Capital Research, the Distributor, ASLAC, FSA and AFD, ASLAC and FSA, and not the respective Portfolio, will pay to AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolios in the Master Funds. AIG SAAMCO makes payments to ASLAC and FSA pursuant to a profit sharing agreement between AIG SAAMCO and such companies.

SunAmerica Series Trust

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AIG SAAMCo and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the SEC. In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios. AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AIG SAAMCo and the Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. AIG SAAMCo and the Distributor expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, AIG SAAMCo and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.

                                                         SunAmerica Series Trust

DIVIDEND POLICIES AND TAXES
--------------------------------------------------------------------------------

THE PORTFOLIOS

DISTRIBUTIONS
Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT
The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO
Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

TAXABILITY OF CONTRACT OWNERS
Generally, the owners of variable insurance contracts are not taxed currently on income or gain realized by such contracts. However, some distributions from variable insurance contracts may be taxable. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a penalty tax of 10%.

In order for the holders of a variable insurance contract to receive this favorable tax treatment, the Separate Accounts underlying such contracts must meet certain diversification requirements, as must the underlying funds in which they invest. If a Portfolio, a Master Fund or a Separate Account were to fail to meet the diversification requirements, income allocable to the contracts would be taxable currently to the holders of the contracts and income from prior periods relating to such contracts could also be taxable.

THE MASTER FUNDS
Each Master Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its investment company taxable income and net realized capital gain, the Master Fund itself is relieved of federal income tax.

It is the Master Funds' policy to distribute to the shareholders (the insurance company Separate Accounts) all of its investment company taxable income and capital gain for each fiscal year.

See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the Separate Accounts.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

SunAmerica Series Trust

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance since commencement of operations. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The portfolio turnover shown in the Financial Highlights is not representative of the portfolio turnover of the Master Funds. The portfolio turnover of the Master Funds is described in the prospectus for the Master Funds which is provided to you along with this Prospectus. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                                 Net Gain
                                                 (Loss) on
                                                Investments                              Dividend
                       Net Asset      Net          (Both                   Dividends     from Net     Dividend
                        Value,     Investment    Realized     Total from    from Net     Realized     from Net
                       Beginning     Income         and       Investment   Investment     Gain on     Return of       Total
Period Ended           of Period    (Loss)*     Unrealized)   Operations     Income     Investments    Capital    Distributions
------------           ---------   ----------   -----------   ----------   ----------   -----------   ---------   -------------
                                         American Funds Growth SAST Portfolio Class 3
09/01/06@-12/31/06      $10.00       $ 0.45        $0.21        $0.66           --            --           --            --
                                      American Funds Global Growth SAST Portfolio Class 3
09/01/06@-12/31/06       10.00        (0.07)        0.97         0.90           --            --           --            --
                                      American Funds Growth-Income SAST Portfolio Class 3
09/01/06@-12/31/06       10.00         0.61         0.17         0.78           --            --           --            --
                                    American Funds Asset Allocation SAST Portfolio Class 3
09/01/06@-12/31/06       10.00         0.52         0.04         0.56           --            --           --            --

                                                                         Ratio of
                                                                           Net
                        Net                  Net                        Investment
                       Asset               Assets,     Ratio of           Income
                       Value,              End of     Expenses to       (Loss) to
                       End of    Total     Period     Average Net      Average Net      Portfolio
Period Ended           Period   Return**   (000's)   Assets+(1)(2)   Assets+(1)(2)(3)   Turnover
------------           ------   --------   -------   -------------   ----------------   ---------
                                      American Funds Growth SAST Portfolio Class 3
09/01/06@-12/31/06     $10.66     6.60%    $1,608         0.70%            4.39%            3%
                                  American Funds Global Growth SAST Portfolio Class 3
09/01/06@-12/31/06      10.90     9.00      2,113         0.70            (0.69)            2
                                  American Funds Growth-Income SAST Portfolio Class 3
09/01/06@-12/31/06      10.78     7.80      1,707         0.70             8.50             3
                                 American Funds Asset Allocation SAST Portfolio Class 3
09/01/06@-12/31/06      10.56     5.60        603         0.70             6.86             1

*    Calculated based on average shares outstanding.

** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the AIG affiliated life companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

+    Annualized.

@    Commencement of operations.

(1) During the period, the investment adviser waived a portion of or all fees for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been as follows:

                                                                             Net Investment
                                                                 Expenses+       Loss+
                                                                 ---------   --------------
   American Funds Growth SAST Portfolio                            28.69%        (23.59)%
   American Funds Global Growth SAST Portfolio                     22.96         (22.95)
   American Funds Growth-Income SAST Portfolio                     28.74         (19.54)
   American Funds Asset Allocation SAST Portfolio                  60.88         (53.32)

(2) Does not include underlying portfolio expenses that the Portfolios bear indirectly.

(3) Recognition of net investment income by the Portfolios are affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolios invest.

                                                         SunAmerica Series Trust

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299. When you request a copy of the Trust's SAI, you will also receive, free of charge, a copy of the Master Funds SAI.

The Trust's SAI and semi-annual and annual reports are not available online as the Trust does not have its own internet website.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC"), Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the SEC's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus and the Master Funds' Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No:
  811-7238

The Master Funds' Investment Company Act File No:
  811-3857

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 3 Shares)




     -  Alliance Growth Portfolio
     -  Global Equities Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Technology Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Alliance Growth Portfolio.....................................................     2
     Global Equities Portfolio.....................................................     4
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)..........     6
     Technology Portfolio..........................................................     8

FEES & EXPENSES....................................................................    10
     Annual Portfolio Operating Expenses...........................................    10
     Expense Example...............................................................    10

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    12

GLOSSARY...........................................................................    13
     Investment Terminology........................................................    13
     Risk Terminology..............................................................    16

MANAGEMENT.........................................................................    19
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    19
     Information About the Subadvisers.............................................    19
          AllianceBernstein L.P. ..................................................    19
          Columbia Management Advisors, LLC........................................    20
          J.P. Morgan Investment Management Inc. ..................................    20
     Information about the Distributor.............................................    20
     Payments in Connection with Distribution......................................    20
     Custodian, Transfer and Dividend Paying Agent.................................    20

LEGAL PROCEEDINGS..................................................................    21

ACCOUNT INFORMATION................................................................    22

FINANCIAL HIGHLIGHTS...............................................................    25

FOR MORE INFORMATION...............................................................    29

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and four of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 3 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)
                                   (BAR CHART)


                                     ALLIANCE GROWTH
                                        PORTFOLIO
                                     ---------------


2003                                      25.52%
2004                                       7.65%
2005                                      16.35%
2006                                       0.50%


Best Quarter:  12.50% (quarter ended 06/30/03)

Worst Quarter:  -7.91% (quarter ended 06/30/06)

Year-to-date calendar return:  0.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


            1         SINCE
           YEAR   INCEPTION(1)
          -----   ------------


Class 3
  shares  0.50%       10.96%
Russell
1000(R)
Growth
Index(2)  9.07%       13.24%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 3

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were

SUNAMERICA SERIES TRUST                 4

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     GLOBAL EQUITIES
                                        PORTFOLIO
                                     ---------------


2003                                      26.18%
2004                                      11.58%
2005                                      15.49%
2006                                      23.53%


Best Quarter:  14.80% (quarter ended 06/30/03)

Worst Quarter:  -4.04% (quarter ended 03/31/03)

Year-to-date calendar return:  2.40% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                       SINCE
          1 YEAR   INCEPTION(1)
          ------   ------------


Class 3
  shares  23.53%       19.25%
MSCI
  World
  Inde-
  x(2)    20.07%       19.87%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                 5

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                 6

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     MID-CAP GROWTH
                                        PORTFOLIO
                                     --------------


2003                                      36.85%
2004                                      13.78%
2005                                       2.89%
2006                                       2.38%


Best Quarter:  18.23% (quarter ended 6/30/03)

Worst Quarter:  -7.75% (quarter ended 06/30/06)

Year-to-date calendar return:  4.54% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


             1         SINCE
           YEAR    INCEPTION(1)
          ------   ------------


Class 3
  shares   2.38%       13.80%
Russell
Midcap(-
R)
Growth
Index(2)  10.66%       20.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                 7

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The technology companies in which the Portfolio invests include those that the Subadviser believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Portfolio may also invest in foreign securities, including American Depositary Receipts, securities of issuers located in emerging markets and derivatives, including options and futures.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks

SUNAMERICA SERIES TRUST                 8

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------


associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 3 shares for the period since inception. The table shows the performance of the Portfolio's Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 3 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     TECHNOLOGY PORTFOLIO
                                     --------------------


2003                                         50.28%
2004                                         -2.97%
2005                                         -0.38%
2006                                          0.77%


Best Quarter:  22.78% (quarter ended 06/30/03)

Worst Quarter:  -15.50% (quarter ended 09/30/04)

Year-to-date calendar return:  0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


             1        SINCE
           YEAR   INCEPTION(1)
          ------  ------------


Class 3
  shares   0.77%      13.48%
Merrill
  Lynch
  100
  Tech-
  nology
  Inde-
  x(2)    11.23%      26.51%
Nasdaq
  Compo-
  site
  Inde-
  x(3)    10.38%      19.28%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio selected the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. The Portfolio changed benchmarks because the Portfolio changed subadvisers and the new benchmark is more consistent with the new Subadviser's investment style.
(3) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.



SUNAMERICA SERIES TRUST                 9

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                   ALLIANCE GROWTH    GLOBAL EQUITIES    MID-CAP GROWTH    TECHNOLOGY
                                                      PORTFOLIO          PORTFOLIO        PORTFOLIO(2)      PORTFOLIO
                                                   ---------------    ---------------    --------------    ----------
                                                       CLASS 3            CLASS 3            CLASS 3         CLASS 3
                                                   ---------------    ---------------    --------------    ----------


Management Fees                                         0.61%              0.78%              0.77%           1.00%
Service (12b-1) Fees                                    0.25%              0.25%              0.25%           0.25%
Other Expenses(1)                                       0.06%              0.11%              0.08%           0.19%
Total Annual Portfolio Operating Expenses(1)            0.92%              1.14%              1.10%           1.44%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 3 would have been as follows:


                                               Class 3


Alliance Growth Portfolio                        0.91%
Mid-Cap Growth Portfolio                         1.08%
Technology Portfolio                             1.42%


    (2) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Mid-Cap Growth Portfolio was 0.75%. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 3 shares of the Portfolio was 1.08%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Alliance Growth Portfolio*.............................   $ 94      $293      $509     $1,131
Global Equities Portfolio..............................    116       362       628      1,386
Mid-Cap Growth Portfolio*..............................    112       350       606      1,340
Technology Portfolio*..................................    147       456       787      1,724


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.


SUNAMERICA SERIES TRUST                10

FEES AND EXPENSES

--------------------------------------------------------------------------------

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Alliance Growth Portfolio.....................................   $ 93      $290      $504     $1,120
Mid-Cap Growth Portfolio......................................    110       343       595      1,317
Technology Portfolio..........................................    145       449       776      1,702




SUNAMERICA SERIES TRUST                11

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

TECHNOLOGY PORTFOLIO. The Portfolio may invest in warrants and rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk


SUNAMERICA SERIES TRUST                12

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.


SUNAMERICA SERIES TRUST                13

GLOSSARY

--------------------------------------------------------------------------------

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are

SUNAMERICA SERIES TRUST                14

GLOSSARY

--------------------------------------------------------------------------------


not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the

SUNAMERICA SERIES TRUST                15

GLOSSARY

--------------------------------------------------------------------------------


market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively

SUNAMERICA SERIES TRUST                16

GLOSSARY

--------------------------------------------------------------------------------


traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,


SUNAMERICA SERIES TRUST                17

GLOSSARY

--------------------------------------------------------------------------------

     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                18

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Alliance Growth Portfolio                 0.61%
Global Equities Portfolio                 0.78%
Mid-Cap Growth Portfolio                  0.75%*
Technology Portfolio                      1.00%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Mid-Cap Growth Portfolio equal to 0.77%, of its average daily net assets.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.


SUNAMERICA SERIES TRUST                19

MANAGEMENT

--------------------------------------------------------------------------------

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Technology Portfolio is managed by Wayne Collette, CFA. Mr. Collette is a portfolio manager and a vice president for CMA. Mr. Collette has been associated with CMA or its predecessors since 2001.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                20

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                21

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers Class 1, Class 2 and Class 3 shares. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 1 and Class 2 shares are offered through a separate prospectus. Certain classes of shares are offered only to existing contract owners and are not available to new investors.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25%, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of the Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.


SUNAMERICA SERIES TRUST                22

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

SUNAMERICA SERIES TRUST                23

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                24

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 3 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.



-------------------------------------------------------------------------------------------------------------------------------
                                         NET                      DIVIDENDS    DIVIDENDS
                           NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
            NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03      $14.17      $ 0.01       $(0.67)        $(0.66)       $   --        $--           $   --       $13.51      (4.66)%
01/31/04       13.51       (0.01)        4.31           4.30         (0.01)        --            (0.01)       17.80      31.85
01/31/05       17.80        0.03         0.22           0.25         (0.02)        --            (0.02)       18.03       1.40
01/31/06       18.03       (0.03)        5.07           5.04         (0.04)        --            (0.04)       23.03      27.96
01/31/07       23.03       (0.04)       (0.60)         (0.64)           --         --               --        22.39      (2.78)

-------------------------------------------------------------------------
               NET                        RATIO OF NET
             ASSETS        RATIO OF        INVESTMENT
             END OF        EXPENSES      INCOME (LOSS)
  PERIOD     PERIOD       TO AVERAGE       TO AVERAGE     PORTFOLIO
   ENDED     (000'S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 3
09/30/02@-
01/31/03    $  2,490         0.88%+           0.19%+          51%
01/31/04      27,900         0.94            (0.07)           63
01/31/05      71,682         0.95             0.12            82
01/31/06     123,871         0.91            (0.17)           66
01/31/07     221,601         0.92            (0.18)           91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 3..........................  0.02% 0.02% 0.03% 0.02% 0.01%




SUNAMERICA SERIES TRUST                25

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                           NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS
            NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET
              VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------

                                            Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03      $5.47       $(0.01)        $0.33           $0.32          $--          $--           $--             $--
01/31/04       5.79        (0.05)         2.55            2.50           --           --            --              --
01/31/05       8.29        (0.07)         0.46            0.39           --           --            --              --
01/31/06       8.68        (0.05)         1.10            1.05           --           --            --              --
01/31/07       9.73         0.00          0.09            0.09           --           --            --              --

-------------------------------------------------------------------------------------------
              NET                   NET                     RATIO OF NET
             ASSET                 ASSETS     RATIO OF       INVESTMENT
             VALUE                 END OF     EXPENSES     INCOME (LOSS)
  PERIOD    END OF      TOTAL      PERIOD    TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED    PERIOD    RETURN**    (000'S)    NET ASSETS      NET ASSETS      TURNOVER
-------------------------------------------------------------------------------------------

                            Mid-Cap Growth Portfolio -- Class 3
09/30/02@-
01/31/03     $5.79       5.85%    $ 2,406       1.04%+(1)      (0.35)%+(1)     164%
01/31/04      8.29      43.18      32,377       1.12(1)        (0.77)(1)        92
01/31/05      8.68       4.70      55,283       1.09(1)        (0.82)(1)        79
01/31/06      9.73      12.10      75,391       1.07(1)        (0.58)(1)        83
01/31/07      9.82       0.92      84,072       1.08(1)         0.01(1)        143



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----

Mid-Cap Growth Class 3...........................  0.02% 0.05% 0.02% 0.03% 0.02%




SUNAMERICA SERIES TRUST                26

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
               NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
              ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
              VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
  PERIOD    BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
   ENDED    OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
---------------------------------------------------------------------------------------------------------------------------

                                                Technology Portfolio Class 3
09/30/02@-
01/31/03      $1.53       $(0.01)       $ 0.27          $ 0.26           $--             $--             $--          $1.79
01/31/04       1.79        (0.03)         1.06            1.03            --              --              --           2.82
01/31/05       2.82        (0.01)        (0.36)          (0.37)           --              --              --           2.45
01/31/06       2.45        (0.03)         0.35            0.32            --              --              --           2.77
01/31/07       2.77        (0.02)        (0.09)          (0.11)           --              --              --           2.66

-------------------------------------------------------------------------------------
                          NET                       RATIO OF NET
                         ASSETS      RATIO OF        INVESTMENT
                         END OF    EXPENSES TO    INCOME (LOSS) TO
  PERIOD      TOTAL      PERIOD    AVERAGE NET       AVERAGE NET      PORTFOLIO
   ENDED    RETURN**     (000S)       ASSETS           ASSETS          TURNOVER
-------------------------------------------------------------------------------------

                          Technology Portfolio Class 3
09/30/02@-
01/31/03      16.99%    $   360        1.66%+(1)        (1.52)%+(1)      135%
01/31/04      57.54       6,641        1.72(1)          (1.56)(1)        123
01/31/05     (13.12)      8,893        1.79(1)          (0.76)(1)         85
01/31/06      13.06      11,502        1.43(1)          (1.08)(1)         95
01/31/07      (3.97)     13,175        1.44(1)          (0.91)(1)        172



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Technology Class 3...............................  0.04% 0.08% 0.16% 0.04% 0.02%




SUNAMERICA SERIES TRUST                27

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS
                                         NET                       DECLARED    DIVIDENDS
               NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
              ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
  PERIOD    BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
   ENDED    OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03      $ 7.76      $(0.01)       $0.09          $0.08        $   --        $--           $   --       $ 7.84       1.03%
01/31/04        7.84       (0.01)        2.68           2.67         (0.01)        --            (0.01)       10.50      34.05
01/31/05       10.50       (0.01)        0.65           0.64         (0.01)        --            (0.01)       11.13       6.12
01/31/06       11.13        0.04         2.90           2.94         (0.01)        --            (0.01)       14.06      26.40
01/31/07       14.06        0.12         2.41           2.53         (0.11)        --            (0.11)       16.48      18.06(2)

---------------------------------------------------------------------
              NET                     RATIO OF NET
             ASSETS     RATIO OF       INVESTMENT
             END OF     EXPENSES     INCOME (LOSS)
  PERIOD     PERIOD    TO AVERAGE      TO AVERAGE     PORTFOLIO
   ENDED     (000S)    NET ASSETS      NET ASSETS      TURNOVER
---------------------------------------------------------------------

              Global Equities Portfolio -- Class 3
09/30/02@-
01/31/03    $   265       1.16%+(1)      (0.30)%+(1)      71%
01/31/04      3,387       1.20(1)        (0.14)(1)        83
01/31/05      7,515       1.23(1)        (0.05)(1)        67
01/31/06     16,084       1.14(1)         0.33(1)        161
01/31/07     30,854       1.14            0.83            93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
 +   Annualized
 @   Inception date of class
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                    1/03  1/04  1/05  1/06  1/07
                                                    ----  ----  ----  ----  ----


Global Equities Class 3...........................  0.02% 0.03% 0.02% 0.02%  --%


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                28

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                29

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 2 Shares)




     -  Alliance Growth Portfolio
     -  Davis Venture Value Portfolio
     -  Global Equities Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Technology Portfolio



THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Alliance Growth Portfolio.....................................................     2
     Davis Venture Value Portfolio.................................................     4
     Global Equities Portfolio.....................................................     6
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)..........     8
     Technology Portfolio..........................................................    10

FEES & EXPENSES....................................................................    12
     Annual Portfolio Operating Expenses...........................................    12
     Expense Example...............................................................    12

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    14

GLOSSARY...........................................................................    15
     Investment Terminology........................................................    15
     Risk Terminology..............................................................    18

MANAGEMENT.........................................................................    21
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    21
     Information About the Subadvisers.............................................    21
          AllianceBernstein L.P. ..................................................    21
          Columbia Management Advisors, LLC........................................    22
          Davis Selected Advisers, L.P. ...........................................    22
          J.P. Morgan Investment Management Inc. ..................................    22

     Information about the Distributor.............................................    22
     Payments in Connection with Distribution......................................    23
     Custodian, Transfer and Dividend Paying Agent.................................    23

LEGAL PROCEEDINGS..................................................................    24

ACCOUNT INFORMATION................................................................    25

FINANCIAL HIGHLIGHTS...............................................................    28

FOR MORE INFORMATION...............................................................    29

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and five of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 2 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS -- CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  ALLIANCE GROWTH
                                     PORTFOLIO
                                  ---------------


2002                                   -31.39%
2003                                    25.61%
2004                                     7.74%
2005                                    16.49%
2006                                     0.59%


Best Quarter:  12.49% (quarter ended 06/30/03)

Worst Quarter:  -16.34% (quarter ended 06/30/02)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5         SINCE
                           YEAR   YEARS   INCEPTION(1)
                          -----   -----   ------------


Class 2 shares            0.59%    1.70%      1.60%
Russell 1000(R) Growth
Index(2)                  9.07%    2.69%      1.68%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001.
(2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 3

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of

SUNAMERICA SERIES TRUST                 4

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS -- CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  DAVIS VENTURE
                                 VALUE PORTFOLIO
                                 ---------------


2002                                  -16.86%
2003                                   32.89%
2004                                   13.34%
2005                                   10.47%
2006                                   15.12%


Best Quarter:  18.64% (quarter ended 06/30/03)

Worst Quarter:  -13.17% (quarter ended 09/30/02)

Year-to-date calendar return:  0.92% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 2 shares            15.12%    9.75%      8.39%
S&P 500(R) Index(2)       15.79%    6.19%      4.92%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                 5

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were

SUNAMERICA SERIES TRUST                 6

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 GLOBAL EQUITIES
                                    PORTFOLIO
                                 ---------------


2002                                  -26.99%
2003                                   26.34%
2004                                   11.76%
2005                                   15.56%
2006                                   23.74%


Best Quarter:  15.05% (quarter ended 06/30/03)

Worst Quarter:  -20.69% (quarter ended 09/30/02)

Year-to-date calendar return:  2.39% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     5         SINCE
                          1 YEAR   YEARS   INCEPTION(1)
                          ------   -----   ------------



Class 2 shares            23.74%    8.07%      6.91%
MSCI World Index(2)       20.07%    9.97%      8.14%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001.
(2) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                 7

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                 8

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)
(BAR CHART)


                                MID-CAP GROWTH
                                   PORTFOLIO
                                --------------


2002                                -47.21%
2003                                 37.02%
2004                                 13.89%
2005                                  2.99%
2006                                  2.48%


Best Quarter:  18.02% (quarter ended 06/30/03)

Worst Quarter:  -34.49% (quarter ended 06/30/02)

Year-to-date calendar return:  4.52% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE
                           YEAR    YEARS    INCEPTION(1)
                          ------   -----    ------------



Class 2 shares             2.48%   -2.76%       -4.76%
Russell Midcap(R) Growth
Index(2)                  10.66%    8.22%        7.08%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 2 is July 9, 2001.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                 9

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The technology companies in which the Portfolio invests include those that the Subadviser believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Portfolio may also invest in foreign securities, including American Depositary Receipts, securities of issuers located in emerging markets and derivatives, including options and futures.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks

SUNAMERICA SERIES TRUST                10

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------


associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 2 shares for the period since inception. The table shows the performance of the Portfolio's Class 2 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 2 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 TECHNOLOGY PORTFOLIO
                                 --------------------


2002                                    -49.29%
2003                                     50.28%
2004                                     -2.60%
2005                                     -0.38%
2006                                      0.77%


Best Quarter:  22.78% (quarter ended 06/30/03)

Worst Quarter:  -33.86% (quarter ended 06/30/02)

Year-to-date calendar return:  0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1      5        SINCE
                           YEAR   YEARS  INCEPTION(1)
                          ------  -----  ------------


Class 2 shares             0.77%  -5.72%     -7.53%
Merrill Lynch 100
Technology Index(2)       11.23%   4.66%      2.60%
Nasdaq Composite
  Index(3)                10.38%   4.99%      3.84%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Inception date for Class 1 is July 5, 2001, Class 2 is July 9, 2001 and Class 3 is September 30, 2002.
(2) Effective May 1, 2007, the Portfolio selected the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. The Portfolio changed benchmarks because the Portfolio changed subadvisers and the new benchmark is more consistent with the new Subadviser's investment style.
(3) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.



SUNAMERICA SERIES TRUST                11

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                        ALLIANCE GROWTH     DAVIS VENTURE     GLOBAL EQUITIES    MID-CAP GROWTH    TECHNOLOGY
                                           PORTFOLIO       VALUE PORTFOLIO       PORTFOLIO        PORTFOLIO(2)      PORTFOLIO
                                        ---------------    ---------------    ---------------    --------------    ----------
                                            CLASS 2            CLASS 2            CLASS 2            CLASS 2         CLASS 2
                                        ---------------    ----------------------------------    --------------    ----------


Management Fees                              0.61%              0.71%              0.78%              0.77%           1.00%
Service (12b-1) Fees                         0.15%              0.15%              0.15%              0.15%           0.15%
Other Expenses(1)                            0.06%              0.05%              0.11%              0.08%           0.19%
Total Annual Portfolio Operating
  Expenses(1)                                0.82%              0.91%              1.04%              1.00%           1.34%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 2 would have been as follows:


                                        Class 2


Alliance Growth Portfolio               0.81%
Davis Venture Value Portfolio*          0.91%
Mid-Cap Growth Portfolio                0.98%
Technology Portfolio                    1.31%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Mid-Cap Growth Portfolio were 0.75%. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 2 shares of the Mid-Cap Growth Portfolio were 0.98%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Alliance Growth Portfolio*.............................   $ 84      $262      $455     $1,014
Davis Venture Value Portfolio*.........................     93       290       504      1,120
Global Equities Portfolio..............................    106       331       574      1,271
Mid-Cap Growth Portfolio*..............................    102       318       552      1,225
Technology Portfolio*..................................    136       425       734      1,613


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.


SUNAMERICA SERIES TRUST                12

FEES AND EXPENSES

--------------------------------------------------------------------------------

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Alliance Growth Portfolio..............................   $ 83      $259      $450     $1,002
Davis Venture Value Portfolio+.........................     93       290       504      1,120
Mid-Cap Growth Portfolio...............................    100       312       542      1,201
Technology Portfolio...................................    133       415       718      1,579


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                13

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

TECHNOLOGY PORTFOLIO. The Portfolio may invest in warrants and rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk


SUNAMERICA SERIES TRUST                14

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and

SUNAMERICA SERIES TRUST                15

GLOSSARY

--------------------------------------------------------------------------------


        ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.


SUNAMERICA SERIES TRUST                16

GLOSSARY

--------------------------------------------------------------------------------

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.


SUNAMERICA SERIES TRUST                17

GLOSSARY

--------------------------------------------------------------------------------

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a

SUNAMERICA SERIES TRUST                18

GLOSSARY

--------------------------------------------------------------------------------


high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be

SUNAMERICA SERIES TRUST                19

GLOSSARY

--------------------------------------------------------------------------------


traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

VALUE INVESTING RISK. - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                20

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Alliance Growth Portfolio                 0.61%
Davis Venture Value Portfolio             0.71%
Global Equities Portfolio                 0.78%
Mid-Cap Growth Portfolio                  0.75%*
Technology Portfolio                      1.00%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Mid-Cap Growth Portfolio equal to 0.77% of such Portfolio's average daily net assets.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31,

SUNAMERICA SERIES TRUST                21

MANAGEMENT

--------------------------------------------------------------------------------


2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Technology Portfolio is managed by Wayne Collette, CFA. Mr. Collette is a portfolio manager and a vice president for CMA. Mr. Collette has been associated with CMA or its predecessors since 2001. Prior to joining CMA, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolio allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.


SUNAMERICA SERIES TRUST                22

MANAGEMENT

--------------------------------------------------------------------------------

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.



SUNAMERICA SERIES TRUST                23

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                24

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 1 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

SERVICE (12B-1) PLAN

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 shares. Because these fees are paid out of each Portfolio's Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these

SUNAMERICA SERIES TRUST                25

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that

SUNAMERICA SERIES TRUST                26

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                27

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 2 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                              Alliance Growth Portfolio -- Class 2
01/31/03    $19.40     $  0.01        $(5.86)         $(5.85)       $(0.03)       $ --          $(0.03)      $13.52     (30.17)%
01/31/04     13.52        0.02          4.30            4.32         (0.02)         --           (0.02)       17.82      31.94
01/31/05     17.82        0.04          0.23            0.27         (0.03)         --           (0.03)       18.06       1.54
01/31/06     18.06      (0.01)          5.06            5.05         (0.05)         --           (0.05)       23.06      28.03
01/31/07     23.06      (0.02)         (0.60)          (0.62)           --          --              --        22.44      (2.69)
                                            Davis Venture Value Portfolio -- Class 2
01/31/03     20.57        0.12         (3.39)          (3.27)        (0.10)         --           (0.10)       17.20     (15.88)
01/31/04     17.20        0.17          6.47            6.64         (0.15)         --           (0.15)       23.69      38.68
01/31/05     23.69        0.22          2.18            2.40         (0.19)         --           (0.19)       25.90      10.18
01/31/06     25.90        0.24          3.25            3.49         (0.24)         --           (0.24)       29.15      13.57
01/31/07     29.15        0.23          4.05            4.28         (0.27)         --           (0.27)       33.16      14.76(2)
                                              Mid-Cap Growth Portfolio -- Class 2
01/31/03      9.99      (0.03)         (4.16)          (4.19)           --          --              --         5.80     (41.94)
01/31/04      5.80      (0.04)          2.54            2.50            --          --              --         8.30      43.10
01/31/05      8.30      (0.06)          0.47            0.41            --          --              --         8.71       4.94
01/31/06      8.71      (0.04)          1.09            1.05            --          --              --         9.76      12.06
01/31/07      9.76        0.01          0.09            0.10            --          --              --         9.86       1.02
                                                Technology Portfolio -- Class 2
01/31/03      3.42      (0.03)         (1.60)          (1.63)           --          --              --         1.79     (47.66)
01/31/04      1.79      (0.03)          1.07            1.04            --          --              --         2.83      58.10
01/31/05      2.83      (0.01)         (0.37)          (0.38)           --          --              --         2.45     (13.43)
01/31/06      2.45      (0.02)          0.35            0.33            --          --              --         2.78      13.47
01/31/07      2.78      (0.02)         (0.09)          (0.11)           --          --              --         2.67      (3.96)
                                              Global Equities Portfolio -- Class 2
01/31/03     10.48          --         (2.63)          (2.63)           --          --              --         7.85     (25.10)
01/31/04      7.85        0.01          2.66            2.67         (0.01)         --           (0.01)       10.51      34.04
01/31/05     10.51        0.02          0.64            0.66         (0.02)         --           (0.02)       11.15       6.30
01/31/06     11.15        0.06          2.90            2.96         (0.02)         --           (0.02)       14.09      26.56
01/31/07     14.09        0.15          2.40            2.55         (0.12)         --           (0.12)       16.52      18.19(3)

-----------------------------------------------------------------------
             NET                        RATIO OF NET
           ASSETS        RATIO OF        INVESTMENT
           END OF        EXPENSES          INCOME
 PERIOD    PERIOD     TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED    (000S)         ASSETS         NET ASSETS      TURNOVER
-----------------------------------------------------------------------

               Alliance Growth Portfolio -- Class 2
01/31/03  $ 42,038         0.80%             0.07%          51%
01/31/04    67,731         0.83              0.10           63
01/31/05    70,604         0.85              0.17           82
01/31/06    82,966         0.81             (0.06)          66
01/31/07    69,079         0.82             (0.08)          91
             Davis Venture Value Portfolio -- Class 2
01/31/03    95,566         0.90              0.69           17
01/31/04   176,392         0.92              0.84           13
01/31/05   214,007         0.94(1)           0.87(1)         9
01/31/06   224,338         0.91(1)           0.87(1)        14
01/31/07   227,584         0.91(1)           0.75(1)        16
                  Mid-Cap Growth Portfolio -- Class 2
01/31/03    25,369         1.00(1)          (0.55)(1)      164
01/31/04    53,167         1.02(1)          (0.63)(1)      92
01/31/05    54,901         0.99(1)          (0.72)(1)      79
01/31/06    52,229         0.97(1)          (0.48)(1)      83
01/31/07    44,719         0.98(1)           0.07(1)       143
                 Technology Portfolio -- Class 2
01/31/03     4,272         1.66(1)          (1.51)(1)      135
01/31/04    13,164         1.64(1)          (1.46)(1)      123
01/31/05    10,298         1.68(1)          (0.76)(1)       85
01/31/06    10,562         1.34(1)          (0.98)(1)       95
01/31/07     7,894         1.34(1)          (0.79)(1)      172
               Global Equities Portfolio -- Class 2
01/31/03     9,083         1.08(1)           0.00(1)        71
01/31/04    13,903         1.10(1)           0.06(1)        83
01/31/05    11,951         1.13(1)           0.14(1)        67
01/31/06    16,301         1.06(1)           0.45(1)       161
01/31/07    20,043         1.04              1.01           93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Alliance Growth Class 2..........................  0.01% 0.02% 0.03% 0.02% 0.01%
Davis Venture Value Class 2......................    --    --  0.00  0.01  0.00
Mid-Cap Growth Class 2...........................  0.03  0.05  0.02  0.03  0.02
Technology Class 2...............................  0.03  0.08  0.15  0.04  0.03
Global Equities Class 2..........................  0.01  0.03  0.03  0.02    --


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                28

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                29

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Aggressive Growth Portfolio...................................................     2
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)..................     4

FEES & EXPENSES....................................................................     6
     Annual Portfolio Operating Expenses...........................................     6
     Expense Example...............................................................     6

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................     7

GLOSSARY...........................................................................     7
     Investment Terminology........................................................     7
     Risk Terminology..............................................................    10

MANAGEMENT.........................................................................    13
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    13
     Information About the Subadviser..............................................    13
          J.P. Morgan Investment Management Inc. ..................................    13
     Information about the Distributor.............................................    14
     Payments in Connection with Distribution......................................    14
     Custodian, Transfer and Dividend Paying Agent.................................    14

LEGAL PROCEEDINGS..................................................................    15

ACCOUNT INFORMATION................................................................    16

FINANCIAL HIGHLIGHTS...............................................................    19

FOR MORE INFORMATION...............................................................    21

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and two of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   AGGRESSIVE GROWTH PORTFOLIO
                                   ---------------------------


1997                                           12.35%
1998                                           17.43%
1999                                           84.66%
2000                                          -15.25%
2001                                          -31.70%
2002                                          -24.71%
2003                                           28.57%
2004                                           16.72%
2005                                            8.73%
2006                                           13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            13.30%    6.84%    6.98%
Russell Midcap(R) Growth
  Index(1)                10.66%    8.22%    8.62%
Russell 3000(R) Index(2)  15.72%    7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 4

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   BALANCED PORTFOLIO
                                   ------------------


1997                                      24.48%
1998                                      24.61%
1999                                      21.40%
2000                                      -9.43%
2001                                     -13.14%
2002                                     -15.18%
2003                                      15.07%
2004                                       6.84%
2005                                       1.89%
2006                                      10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----



Class 1 shares            10.86%    3.33%    5.72%
Russell 1000(R) Index(1)  15.46%    6.82%    8.64%
S&P 500(R)Index(2)        15.79%    6.19%    8.42%
Lehman Brothers U.S.
Aggregate Index(3)         4.33%    5.06%    6.24%
Blended Index(4)          11.02%    6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 5

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                                       AGGRESSIVE GROWTH     BALANCED
                                                                           PORTFOLIO        PORTFOLIO
                                                                       -----------------    ---------
                                                                            CLASS 1          CLASS 1
                                                                       -----------------    ---------


Management Fees                                                              0.72%            0.64%
Service (12b-1) Fees                                                         0.00%            0.00%
Other Expenses(1)                                                            0.09%            0.10%
Total Annual Portfolio Operating Expenses(1)                                 0.81%            0.74%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:


                                                                          Class 1


Aggressive Growth Portfolio                                                 0.78%


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*...........................    $83      $259      $450     $1,002
Balanced Portfolio.....................................     76       237       411        918


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio...................................    $80      $249      $433      $966




SUNAMERICA SERIES TRUST                 6

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a

SUNAMERICA SERIES TRUST                 7

GLOSSARY

--------------------------------------------------------------------------------


        corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on

SUNAMERICA SERIES TRUST                 8

GLOSSARY

--------------------------------------------------------------------------------


market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of

SUNAMERICA SERIES TRUST                 9

GLOSSARY

--------------------------------------------------------------------------------


research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal

SUNAMERICA SERIES TRUST                10

GLOSSARY

--------------------------------------------------------------------------------


risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of

SUNAMERICA SERIES TRUST                11

GLOSSARY

--------------------------------------------------------------------------------


increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISK OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the he issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.


SUNAMERICA SERIES TRUST                12

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Balanced Portfolio                        0.64%


AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth Bond Portfolio.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

INFORMATION ABOUT THE SUBADVISER

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the Subadviser out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and

SUNAMERICA SERIES TRUST                13

MANAGEMENT

--------------------------------------------------------------------------------


other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                14

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                15

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell

SUNAMERICA SERIES TRUST                16

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.


SUNAMERICA SERIES TRUST                17

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                18

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                                Balanced Portfolio -- Class 1
01/31/03    $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)       $--           $(0.34)      $11.59     (14.95)%
01/31/04     11.59       0.18          1.95           2.13         (0.29)        --            (0.29)       13.43      18.51
01/31/05     13.43       0.28          0.32           0.60         (0.21)        --            (0.21)       13.82       4.52
01/31/06     13.82       0.31          0.30           0.61         (0.35)        --            (0.35)       14.08       4.55(3)
01/31/07     14.08       0.36          1.10           1.46         (0.41)        --            (0.41)       15.13      10.46

-------------------------------------------------------------------
             NET                    RATIO OF NET
           ASSETS      RATIO OF      INVESTMENT
           END OF      EXPENSES        INCOME
 PERIOD    PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED    (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------

                   Balanced Portfolio -- Class 1
01/31/03  $310,531       0.68%          1.91%          611%(2)
01/31/04   318,419       0.69           1.45           187(2)
01/31/05   275,323       0.72(1)        2.03(1)        192(2)
01/31/06   224,250       0.73(1)        2.16(1)        227
01/31/07   191,204       0.74           2.50           141



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                       1/03  1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----  ----

Balanced Class 1.....................................   --%   --%  0.00% 0.02%  --%


(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%


(3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

SUNAMERICA SERIES TRUST                19

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS                        NET
          NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                               Aggressive Growth Portfolio -- Class 1
01/31/03    $ 8.84      $(0.02)       $(2.13)         $(2.15)       $(0.02)       $(0.00)        $--            $(0.02)      $ 6.67
01/31/04      6.67       (0.03)         2.22            2.19            --            --          --                --         8.86
01/31/05      8.86       (0.02)         1.26            1.24            --            --          --                --        10.10
01/31/06     10.10        0.01          1.50            1.51            --            --          --                --        11.61
01/31/07     11.61        0.07          1.31            1.38         (0.01)           --          --             (0.01)       12.98

--------------------------------------------------------------------------------
                         NET                     RATIO OF NET
                       ASSETS      RATIO OF       INVESTMENT
                       END OF      EXPENSES     INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                     Aggressive Growth Portfolio -- Class 1
01/31/03   (24.28)%   $156,449       0.77%          (0.24)%         150%
01/31/04    32.83      198,390       0.79           (0.39)          103
01/31/05    14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06    14.95      174,880       0.79(1)         0.05(1)        121
01/31/07    11.92      150,208       0.81(1)         0.56(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                    1/03  1/04  1/05  1/06  1/07
                                                    ----  ----  ----  ----  ----

Aggressive Growth Class 1.........................   --%   --%  0.00% 0.05% 0.03%




SUNAMERICA SERIES TRUST                20

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                21

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Blue Chip Growth Portfolio
     -  Cash Management Portfolio
     -  Davis Venture Value Portfolio
     -  Emerging Markets Portfolio
     -  Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager
        Portfolio)
     -  Global Bond Portfolio
     -  Global Equities Portfolio
     -  Growth-Income Portfolio
     -  International Growth and Income Portfolio
     -  MFS(R) Massachusetts Investors Trust Portfolio
     -  MFS(R) Total Return Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Aggressive Growth Portfolio...................................................     2
     Alliance Growth Portfolio.....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)..................     6
     Blue Chip Growth Portfolio....................................................     8
     Cash Management Portfolio.....................................................    10
     Davis Venture Value Portfolio.................................................    12
     Emerging Markets Portfolio....................................................    14
     Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio).....    16
     Global Bond Portfolio.........................................................    18
     Global Equities Portfolio.....................................................    20
     Growth-Income Portfolio.......................................................    22
     International Growth and Income Portfolio.....................................    24
     MFS(R) Massachusetts Investors Trust Portfolio................................    26
     MFS(R) Total Return Portfolio.................................................    28
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)..........    30

FEES & EXPENSES....................................................................    32
     Annual Portfolio Operating Expenses...........................................    32
     Expense Example...............................................................    33

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    35

GLOSSARY...........................................................................    38
     Investment Terminology........................................................    38
     Risk Terminology..............................................................    42

MANAGEMENT.........................................................................    46
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    46
     Information About the Subadvisers.............................................    47
          AllianceBernstein L.P. ..................................................    47
          Columbia Management Advisors, LLC........................................    47
          Davis Selected Advisers, L.P. ...........................................    47
          Goldman Sachs Asset Management-International.............................    48
          J.P. Morgan Investment Management Inc. ..................................    48
          Massachusetts Financial Services Company.................................    48
          Putnam Investment Management, LLC........................................    49
          Wells Capital Management, Incorporated...................................    50
     Information about the Distributor.............................................    50
     Payments in Connection with Distribution......................................    50
     Custodian, Transfer and Dividend Paying Agent.................................    50

LEGAL PROCEEDINGS..................................................................    51

ACCOUNT INFORMATION................................................................    52

FINANCIAL HIGHLIGHTS...............................................................    55

FOR MORE INFORMATION...............................................................    65

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and fifteen of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 AGGRESSIVE GROWTH
                                     PORTFOLIO
                                 -----------------


1997                                    12.35%
1998                                    17.43%
1999                                    84.66%
2000                                   -15.25%
2001                                   -31.70%
2002                                   -24.71%
2003                                    28.57%
2004                                    16.72%
2005                                     8.73%
2006                                    13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                        1        5        10
                                      YEAR     YEARS    YEARS
                                     ------    -----    -----


Class 1 shares                       13.30%     6.84%    6.98%
Russell Midcap(R) Growth Index(1)    10.66%     8.22%    8.62%
Russell 3000(R) Index(2)             15.72%     7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   ALLIANCE GROWTH
                                      PORTFOLIO
                                   ---------------


1997                                     31.43%
1998                                     52.23%
1999                                     33.07%
2000                                    -19.47%
2001                                    -14.00%
2002                                    -31.26%
2003                                     25.76%
2004                                      7.94%
2005                                     16.63%
2006                                      0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10
                                  YEAR   YEARS    YEARS
                                 -----   -----    -----


Class 1 shares                   0.76%    1.86%    7.30%
Russell 1000(R) Growth Index(1)  9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 BALANCED PORTFOLIO
                                 ------------------


1997                                    24.48%
1998                                    24.61%
1999                                    21.40%
2000                                    -9.43%
2001                                   -13.14%
2002                                   -15.18%
2003                                    15.07%
2004                                     6.84%
2005                                     1.89%
2006                                    10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     1        5        10
                                   YEAR     YEARS    YEARS
                                  ------    -----    -----



Class 1 shares                    10.86%     3.33%    5.72%
Russell 1000(R) Index(1)          15.46%     6.82%    8.64%
S&P 500(R)Index(2)                15.79%     6.19%    8.42%
Lehman Brothers U.S. Aggregate
Index(3)                           4.33%     5.06%    6.24%
Blended Index(4)                  11.02%     6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

"Blue chip" represents common stocks of a nationally known company that is well-established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The Adviser believes that superior returns will be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The Adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the Adviser searches for companies that demonstrate the following characteristics:

     -  Market leaders with competitive advantages
     -  Solid revenue growth
     - Consistent double-digit earnings growth in varying types of economic environments
     -  Opportunity for multiple expansion
     -  Strong management team

The Adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the

SUNAMERICA SERIES TRUST                 8

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                    BLUE CHIP
                                GROWTH PORTFOLIO
                                ----------------


2001                                 -20.87%
2002                                 -29.26%
2003                                  25.98%
2004                                   5.25%
2005                                   2.49%
2006                                   6.54%


Best Quarter:  12.86% (quarter ended 12/31/01)

Worst Quarter:  -19.10% (quarter ended 09/30/01)

Year-to-date calendar return:  1.44% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                      1       5          SINCE
                                    YEAR    YEARS    INCEPTION(1)
                                   ------   -----    ------------



Class 1 shares                      6.54%    0.48%       -5.20%
Russell 1000(R) Growth Index(2)     9.07%    2.69%       -5.48%
S&P 500(R) Index(3)                15.79%    6.19%        1.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is July 5, 2000.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                 9

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   CASH MANAGEMENT
                                      PORTFOLIO
                                   ---------------


1997                                     5.22%
1998                                     5.05%
1999                                     4.87%
2000                                     6.06%
2001                                     3.67%
2002                                     1.40%
2003                                     0.63%
2004                                     0.86%
2005                                     2.76%
2006                                     4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)


SUNAMERICA SERIES TRUST                10

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     1       5        10
                                    YEAR   YEARS    YEARS
                                   -----   -----    -----


Class 1 shares                     4.63%    2.05%    3.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


SUNAMERICA SERIES TRUST                11

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                12

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   DAVIS VENTURE
                                  VALUE PORTFOLIO
                                  ---------------


1997                                    34.32%
1998                                    13.73%
1999                                    16.11%
2000                                     9.47%
2001                                   -11.32%
2002                                   -16.77%
2003                                    33.16%
2004                                    13.50%
2005                                    10.60%
2006                                    15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            15.32%    9.92%   10.70%
Class 2 shares            15.12%    9.75%     N/A
Class 3 shares            15.01%     N/A      N/A
S&P 500(R) Index(1)       15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                13

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of

SUNAMERICA SERIES TRUST                14

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                              EMERGING MARKETS
                                  PORTFOLIO
                              ----------------


1998                               -24.27%
1999                                77.45%
2000                               -36.38%
2001                                -1.76%
2002                                -7.14%
2003                                52.61%
2004                                24.52%
2005                                37.23%
2006                                31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                        1        5          SINCE
                                      YEAR     YEARS    INCEPTION(1)
                                     ------    -----    ------------


Class 1 shares                       31.14%    26.00%       8.71%
MSCI Emerging Markets Free
Index(2)                             32.59%    26.97%       8.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                15

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Wells Capital Management Incorporated

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The Subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Subadviser pays particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow.

The Subadviser typically uses a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. The Subadviser may invest in any sector, and at times the Portfolio may be more heavily invested in a particular sector. The Subadviser may choose to sell a holding when it believes it no longer offers attractive growth prospects or when it wishes to take advantage of a better investment opportunity. The Subadviser may actively trade portfolio securities.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

ACTIVE TRADING RISK. A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio.

ISSUER RISK. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


SUNAMERICA SERIES TRUST                16

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   FUNDAMENTAL GROWTH
                                        PORTFOLIO
                                   ------------------


1997                                      32.48%
1998                                      34.76%
1999                                      29.71%
2000                                     -18.06%
2001                                     -24.16%
2002                                     -26.41%
2003                                      23.98%
2004                                       5.02%
2005                                       6.07%
2006                                       5.73%


Best Quarter:  25.28% (quarter ended 12/31/98)

Worst Quarter:  -19.65% (quarter ended 03/31/01)

Year-to-date calendar return:  -0.49% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     1       5        10
                                    YEAR   YEARS    YEARS
                                   -----   -----    -----


Class 1 shares                     5.73%    1.45%    4.45%
Russell 1000(R) Growth Index(1)    9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.



SUNAMERICA SERIES TRUST                17

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Goldman Sachs Asset Management International

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

CURRENCY VOLATILITY RISK. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


SUNAMERICA SERIES TRUST                18

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GLOBAL BOND
                                    PORTFOLIO
                                   -----------


1997                                  10.03%
1998                                  10.87%
1999                                  -1.05%
2000                                   9.27%
2001                                   5.05%
2002                                   5.88%
2003                                   3.58%
2004                                   3.96%
2005                                   4.58%
2006                                   3.88%


Best Quarter:  5.66% (quarter ended 09/30/98)

Worst Quarter:  -1.65% (quarter ended 06/30/04)

Year-to-date calendar return:  0.56% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10
                                  YEAR   YEARS    YEARS
                                 -----   -----    -----



Class 1 shares                   3.88%    4.37%    5.55%
J.P. Morgan Global Government
Bond Index (un-hedged)(1)        5.94%    8.31%    5.32%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.



SUNAMERICA SERIES TRUST                19

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these

SUNAMERICA SERIES TRUST                20

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 GLOBAL EQUITIES
                                    PORTFOLIO
                                 ---------------


1997                                   15.06%
1998                                   22.86%
1999                                   30.94%
2000                                  -17.26%
2001                                  -18.11%
2002                                  -26.79%
2003                                   26.54%
2004                                   11.86%
2005                                   15.75%
2006                                   23.87%


Best Quarter:  25.50% (quarter ended 12/31/98)

Worst Quarter:  -20.67% (quarter ended 09/30/02)

Year-to-date calendar return:  2.45% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                        5        10
                            1 YEAR    YEARS    YEARS
                            ------    -----    -----



Class 1 shares              23.87%     8.24%    6.42%
MSCI World Index(1)         20.07%     9.97%    7.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                21

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and income. The Portfolio attempts to achieve its investment goal by investing primarily in common stocks (principally large-cap and mid-cap stocks) or securities that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment approach is bottom-up, research-driven and long-term in nature. The Subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the Subadviser tries to offer better growth potential than the S&P 500, but with similar valuation.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                22

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


        GROWTH-INCOME PORTFOLIO


1997                              33.92%
1998                              30.74%
1999                              30.04%
2000                              -8.34%
2001                             -15.90%
2002                             -21.15%
2003                              25.62%
2004                              11.56%
2005                               7.20%
2006                               7.43%


Best Quarter:  28.51% (quarter ended 12/31/98)

Worst Quarter:  -19.39% (quarter ended 09/30/01)

Year-to-date calendar return:  1.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                      1        5        10
                                    YEAR     YEARS    YEARS
                                   ------    -----    -----


Class 1 shares                      7.43%     4.94%    8.37%
S&P 500(R) Index(1)                15.79%     6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                23

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                24

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 INTERNATIONAL GROWTH
                                       & INCOME
                                       PORTFOLIO
                                 --------------------


1998                                     10.83%
1999                                     24.18%
2000                                      1.16%
2001                                    -22.24%
2002                                    -20.89%
2003                                     36.85%
2004                                     20.90%
2005                                     14.30%
2006                                     27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                      1       5         SINCE
                                    YEAR    YEARS   INCEPTION(1)
                                   ------   -----   ------------


Class 1 shares                     27.06%   13.71%      8.51%
S&P/Citigroup World ex-US Value
Primary Markets Index(2)           27.22%   17.90%      9.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                25

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable growth of income and long term growth and appreciation. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest in securities of any market capitalization. The Portfolio may also invest in foreign securities (up to 20% of net assets).

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more).

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than

SUNAMERICA SERIES TRUST                26

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------


those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   MFS(R) MASSACHUSETTS
                                      INVESTORS TRUST
                                         PORTFOLIO
                                   --------------------


1997                                       23.22%
1998                                       29.28%
1999                                        5.93%
2000                                       -0.32%
2001                                      -16.04%
2002                                      -21.00%
2003                                       22.50%
2004                                       11.85%
2005                                        7.71%
2006                                       13.14%


Best Quarter:  22.03% (quarter ended 12/31/98)

Worst Quarter:  -15.56% (quarter ended 09/30/02)

Year-to-date calendar return:  1.01% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                      1       5        10
                                    YEAR    YEARS    YEARS
                                   ------   -----    -----


Class 1 shares                     13.14%    5.69%    6.42%
S&P 500(R) Index(1)                15.79%    6.19%    8.42%



* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                27

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable current income, long term capital growth and conservation of capital. The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its net assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income securities may include corporate bonds, U.S. Government securities, pass-through securities, foreign government securities and junk bonds (up to 10% of net assets). The Portfolio may invest in foreign securities (up to 20% of net assets), including securities of issuers located in emerging markets.

The Portfolio focuses on investing its assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more). Generally, substantially all of the Portfolio's investments in debt instruments are investment grade.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENTS RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered

SUNAMERICA SERIES TRUST                28

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------


speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1*
(Years Ended December 31)

(BAR CHART)


                                     MFS(R) TOTAL
                                   RETURN PORTFOLIO
                                   ----------------


1997                                     16.90%
1998                                     19.53%
1999                                      2.88%
2000                                     17.01%
2001                                      0.52%
2002                                     -4.85%
2003                                     16.86%
2004                                     11.30%
2005                                      3.09%
2006                                     11.98%


Best Quarter:  13.55% (quarter ended 12/31/98)

Worst Quarter:  -8.16% (quarter ended 09/30/02)

Year-to-date calendar return:  1.95% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5        10
                                 YEAR    YEARS    YEARS
                                ------   -----    -----


Class 1                         11.98%    7.40%    9.22%
S&P 500 Index(1)                15.79%    6.19%    8.42%
Lehman Brothers U.S. Aggregate
  Index(2)                       4.33%    5.06%    6.24%
Treasury Bills(3)                4.67%    2.35%    3.58%
Blended Index(3)                10.58%    5.64%    7.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(3) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



SUNAMERICA SERIES TRUST                29

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                30

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     MID CAP
                                GROWTH PORTFOLIO
                                ----------------


2000                                   9.61%
2001                                 -22.62%
2002                                 -47.17%
2003                                  37.31%
2004                                  14.09%
2005                                   3.20%
2006                                   2.56%


Best Quarter:  26.80% (quarter ended 12/31/01)

Worst Quarter: -35.89% (quarter ended 09/30/01)

Year-to-date calendar return:  4.58% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                   1       5          SINCE
                                 YEAR    YEARS    INCEPTION(1)
                                ------   -----    ------------



Class 1 shares                   2.56%   -2.61%       2.66%
Russell Midcap(R) Growth
Index(2)                        10.66%    8.22%       5.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is April 1, 1999.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                31

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                    AGGRESSIVE         ALLIANCE                         BLUE CHIP
                                      GROWTH            GROWTH         BALANCED           GROWTH
                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO(2)
                                  --------------     -----------     -----------     ---------------
                                      CLASS 1          CLASS 1         CLASS 1           CLASS 1
                                  --------------     -----------     -----------     ---------------



Management Fees                        0.72%            0.61%           0.64%             0.70%
Service (12b-1) Fees                   0.25%            0.00%           0.00%             0.00%
Other Expenses(1)                      0.09%            0.05%           0.10%             0.15%
Total Annual Portfolio
  Operating Expenses(1)                1.06%            0.66%           0.74%             0.85%




                                                        DAVIS          EMERGING
                                       CASH            VENTURE         MARKETS         FUNDAMENTAL
                                    MANAGEMENT          VALUE         PORTFOLI-           GROWTH
                                     PORTFOLIO        PORTFOLIO          O(4)        PORTFOLIO(4)(5)
                                  --------------     -----------     -----------     ---------------
                                      CLASS 1          CLASS 1         CLASS 1           CLASS 1
                                  --------------     -----------     -----------     ---------------



Management Fees                        0.45%            0.71%           1.11%             0.84%
Service (12b-1) Fees                   0.00%            0.00%           0.00%             0.00%
Other Expenses(1)                      0.05%            0.05%           0.29%             0.10%
Total Annual Portfolio
  Operating Expenses(1)                0.50%            0.76%           1.40%             0.94%




                                                                                      INTERNATIONAL
                                                        GLOBAL         GROWTH-          GROWTH AND
                                    GLOBAL BOND        EQUITIES         INCOME            INCOME
                                     PORTFOLIO        PORTFOLIO       PORTFOLIO         PORTFOLIO
                                  --------------     -----------     -----------     ---------------
                                      CLASS 1          CLASS 1         CLASS 1           CLASS 1
                                  --------------     -----------     -----------     ---------------



Management Fees                        0.68%            0.78%           0.57%             0.91%
Service (12b-1) Fees                   0.00%            0.00%           0.00%             0.00%
Other Expenses(1)                      0.14%            0.11%           0.06%             0.12%
Total Annual Portfolio
  Operating Expenses(1)                0.82%            0.89%           0.63%             1.03%




                                                                   MFS(R)         MID-CAP
                                                                   TOTAL           GROWTH
                                     MFS(R) MASSACHUSETTS          RETURN        PORTFOLI-
                                  INVESTORS TRUST PORTFOLIO      PORTFOLIO          O(3)
                                  -------------------------     -----------     -----------
                                           CLASS 1                CLASS 1         CLASS 1
                                  -------------------------     -----------     -----------



Management Fees                             0.70%                  0.65%           0.77%
Service (12b-1) Fees                        0.00%                  0.00%           0.00%
Other Expenses(1)                           0.08%                  0.06%           0.07%
Total Annual Portfolio
  Operating Expenses(1)                     0.78%                  0.71%           0.84%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:


                                      Class 1


Aggressive Growth Portfolio             0.78%
Alliance Growth Portfolio               0.65%
Blue Chip Growth Portfolio              0.83%
Davis Venture Value Portfolio*          0.76%
Emerging Markets Portfolio              1.34%
Fundamental Growth Portfolio            0.92%
Growth-Income Portfolio                 0.62%
International Growth and Income
  Portfolio                             1.02%
MFS(R) Massachusetts Investors Trust
  Portfolio                             0.77%
MFS(R) Total Return Portfolio           0.70%
Mid-Cap Growth Portfolio                0.82%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.


SUNAMERICA SERIES TRUST                32

FEES AND EXPENSES

--------------------------------------------------------------------------------



    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses of the Blue Chip Growth Portfolio so that the total net expense ratios for Class 1 Shares do not exceed 0.85%. This waiver/reimbursement will continue indefinitely, but may be terminated at any time. The voluntary waiver and/or reimbursement is subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Mid-Cap Growth Portfolio was 0.75%. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1 shares of the Portfolio were 0.82%.

    (4) "Other Expenses" for the Emerging Markets Portfolio and the Fundamental Growth Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by these funds as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the funds, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) The Adviser is voluntarily waiving on an annual basis 0.05% of the Management Fees for the Fundamental Growth Portfolio. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*...........................   $ 83      $259      $450     $1,002
Alliance Growth Portfolio*.............................     67       211       368        822
Balanced Portfolio.....................................     76       237       411        918
Blue Chip Growth Portfolio*............................     87       271       471      1,049
Cash Management Portfolio..............................     51       160       280        628
Davis Venture Value Portfolio*.........................     78       243       422        942
Emerging Markets Portfolio*............................    143       443       766      1,680
Fundamental Growth Portfolio*..........................     96       300       520      1,155
Global Bond Portfolio..................................     84       262       455      1,014
Global Equities Portfolio..............................     91       284       493      1,096
Growth-Income Portfolio*...............................     64       202       351        786
International Growth and Income Portfolio*.............    105       328       569      1,259
MFS(R) Massachusetts Investors Trust Portfolio*........     80       249       433        966
MFS(R) Total Return Portfolio*.........................     73       227       395        883
Mid-Cap Growth Portfolio*..............................     86       268       466      1,037


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.


SUNAMERICA SERIES TRUST                33

FEES AND EXPENSES

--------------------------------------------------------------------------------

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio...................................   $ 80      $249      $433     $  966
Alliance Growth Portfolio.....................................     66       208       362        810
Blue Chip Growth Portfolio....................................     85       265       460      1,025
Davis Venture Value Portfolio+................................     78       243       422        942
Emerging Markets Portfolio....................................    136       425       734      1,613
Fundamental Growth Portfolio..................................     94       293       509      1,131
Growth-Income Portfolio.......................................     63       199       346        774
International Growth and Income Portfolio.....................    104       325       563      1,248
MFS(R) Massachusetts Investors Trust Portfolio................     79       246       428        954
MFS(R) Total Return Portfolio.................................     72       224       390        871
Mid-Cap Growth Portfolio......................................     84       262       455      1,014


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                34

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

BLUE CHIP GROWTH PORTFOLIO. The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Emerging Markets
     -  Hedging Risk
     -  Market Volatility Risk
     -  Small and Medium Sized Companies Risk

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk


SUNAMERICA SERIES TRUST                35

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

     -  Market Volatility Risk
     -  Securities Selection Risk

FUNDAMENTAL GROWTH PORTFOLIO. The Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds, warrants, convertible securities, and emerging market securities. The Portfolio also may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Leverage Risk
     -  Market Volatility Risk

GLOBAL BOND PORTFOLIO. The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

     -  Hedging Risk
     -  Market Volatility Risk
     -  Prepayment Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

GROWTH-INCOME PORTFOLIO. The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MFS(R) TOTAL RETURN PORTFOLIO. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay in kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make

SUNAMERICA SERIES TRUST                36

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


short-term investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Prepayment Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk



SUNAMERICA SERIES TRUST                37

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.


SUNAMERICA SERIES TRUST                38

GLOSSARY

--------------------------------------------------------------------------------

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.


SUNAMERICA SERIES TRUST                39

GLOSSARY

--------------------------------------------------------------------------------

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap

SUNAMERICA SERIES TRUST                40

GLOSSARY

--------------------------------------------------------------------------------


companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the

SUNAMERICA SERIES TRUST                41

GLOSSARY

--------------------------------------------------------------------------------


market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.


SUNAMERICA SERIES TRUST                42

GLOSSARY

--------------------------------------------------------------------------------

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they

SUNAMERICA SERIES TRUST                43

GLOSSARY

--------------------------------------------------------------------------------


cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of

SUNAMERICA SERIES TRUST                44

GLOSSARY

--------------------------------------------------------------------------------


increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                45

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Blue Chip Growth Portfolio                0.70%
Cash Management Portfolio                 0.45%
Davis Venture Value Portfolio             0.71%
Emerging Markets Portfolio                1.11%
Fundamental Growth Portfolio              0.84%
Global Bond Portfolio                     0.68%
Global Equities Portfolio                 0.78%
Growth-Income Portfolio                   0.57%
International Growth and Income
  Portfolio                               0.91%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.70%
MFS(R) Total Return Portfolio             0.65%
Mid-Cap Growth Portfolio                  0.75%*


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees equal to 0.77% of its average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth and Blue Chip Growth Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.


SUNAMERICA SERIES TRUST                46

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined AllianceBernstein in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolio allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.


SUNAMERICA SERIES TRUST                47

MANAGEMENT

--------------------------------------------------------------------------------

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2006, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $664.4 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The MFS(R) Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street

SUNAMERICA SERIES TRUST                48

MANAGEMENT

--------------------------------------------------------------------------------


Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS(R) Total Return Portfolio is managed by an investment team led by Brooks
A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1988 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

WELLS CAPITAL MANAGEMENT INCORPORATED (WELLS CAPITAL) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2006, Wells Capital managed assets aggregating in excess of $189 billion.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas
J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team's Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Pence has earned the right to use the CFA designation.

Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Harris has earned the right to use the CFA designation.


SUNAMERICA SERIES TRUST                49

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                50

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                51

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 shares. Class 2 and Class 3 shares of the Portfolios are offered through a separate prospectus. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


SUNAMERICA SERIES TRUST                52

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.


SUNAMERICA SERIES TRUST                53

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                54

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


--------------------------------------------------------------------------------------------------------------------------------
                                         NET
                           NET        REALIZED         TOTAL          DIVIDENDS         DIVIDENDS
            NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET      FROM NET                      NET ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-           REALIZED                        VALUE
 PERIOD     BEGINNING     INCOME         ON            MENT              MENT            GAIN ON          TOTAL          END OF
  ENDED     OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME         INVESTMENTS    DISTRIBUTIONS      PERIOD
--------------------------------------------------------------------------------------------------------------------------------

                                              Cash Management Portfolio -- Class 1
01/31/03      $11.07      $0.15        $(0.02)         $0.13            $(0.37)           $   --          $(0.37)        $10.83
01/31/04       10.83       0.08          0.00           0.08             (0.23)               --           (0.23)         10.68
01/31/05       10.68       0.10         (0.01)          0.09             (0.08)               --           (0.08)         10.69
01/31/06       10.69       0.32            --           0.32             (0.09)               --           (0.09)         10.92
01/31/07       10.92       0.52         (0.01)          0.51             (0.28)               --           (0.28)         11.15
                                                Global Bond Portfolio -- Class 1
01/31/03      $10.63      $0.42        $ 0.25          $0.67            $(0.18)           $(0.15)         $(0.33)        $10.97
01/31/04       10.97       0.36          0.05           0.41                --                --              --          11.38
01/31/05       11.38       0.32          0.18           0.50                --             (0.14)          (0.14)         11.74
01/31/06       11.74       0.28          0.06           0.34             (0.38)            (0.06)          (0.44)         11.64
01/31/07       11.64       0.30          0.04           0.34             (1.11)            (0.23)          (1.34)         10.64

---------------------------------------------------------------------------
                           NET                    RATIO OF NET
                         ASSETS      RATIO OF      INVESTMENT
                         END OF      EXPENSES       INCOME TO
 PERIOD       TOTAL      PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
  ENDED     RETURN**     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------------

                    Cash Management Portfolio -- Class 1
01/31/03      1.22%     $457,994       0.52%          1.37%           --%
01/31/04      0.72       244,351       0.54           0.69            --
01/31/05      0.86       227,570       0.56           0.90            --
01/31/06      3.04       191,254       0.54           2.91            --
01/31/07      4.71       216,529       0.50           4.63            --
                      Global Bond Portfolio -- Class 1
01/31/03      6.36%     $132,160       0.80%          3.89%           66%
01/31/04      3.74       114,854       0.82           3.17           115
01/31/05      4.38       102,785       0.83           2.79            86
01/31/06      2.98        97,472       0.83           2.40           164
01/31/07      3.08        85,764       0.82           2.57            44



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.


SUNAMERICA SERIES TRUST                55

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                                Balanced Portfolio -- Class 1
01/31/03    $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)      $   --         $(0.34)      $11.59     (14.95)%
01/31/04     11.59       0.18          1.95           2.13         (0.29)          --          (0.29)       13.43      18.51
01/31/05     13.43       0.28          0.32           0.60         (0.21)          --          (0.21)       13.82       4.52
01/31/06     13.82       0.31          0.30           0.61         (0.35)          --          (0.35)       14.08       4.55(3)
01/31/07     14.08       0.36          1.10           1.46         (0.41)          --          (0.41)       15.13      10.46
                                            MFS Total Return Portfolio -- Class 1
01/31/03     15.39       0.41         (1.34)         (0.93)        (0.29)       (0.18)         (0.47)       13.99      (5.96)
01/31/04     13.99       0.36          2.51           2.87         (0.65)          --          (0.65)       16.21      20.73
01/31/05     16.21       0.41          0.97           1.38         (0.03)          --          (0.03)       17.56       8.53
01/31/06     17.56       0.44          0.50           0.94         (0.39)       (0.85)         (1.24)       17.26       5.74
01/31/07     17.26       0.50          1.47           1.97         (0.43)       (0.61)         (1.04)       18.19      11.76

-------------------------------------------------------------------
             NET                    RATIO OF NET
           ASSETS      RATIO OF      INVESTMENT
           END OF      EXPENSES        INCOME
 PERIOD    PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED    (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------

                   Balanced Portfolio -- Class 1
01/31/03  $310,531       0.68%          1.91%          611%(2)
01/31/04   318,419       0.69           1.45           187(2)
01/31/05   275,323       0.72(1)        2.03(1)        192(2)
01/31/06   224,250       0.73(1)        2.16(1)        227
01/31/07   191,204       0.74           2.50           141
               MFS Total Return Portfolio -- Class 1
01/31/03   516,660       0.72(1)        2.81(1)         73(2)
01/31/04   630,428       0.74(1)        2.37(1)         56(2)
01/31/05   660,464       0.74(1)        2.42(1)         64(2)
01/31/06   674,833       0.71(1)        2.48(1)         44
01/31/07   660,292       0.71(1)        2.83(1)         51



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----

Balanced Class 1....................................    --%   --% 0.00% 0.02%   --%
MFS Total Return Class 1............................  0.01  0.02  0.02  0.01  0.01






(2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%
MFS Total Return...........................................    68    49    60







(3)  The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.




SUNAMERICA SERIES TRUST                56

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                              Growth-Income Portfolio -- Class 1
01/31/03    $21.75      $0.16        $(4.86)        $(4.70)       $(0.17)       $--           $(0.17)      $16.88     (21.61)%
01/31/04     16.88       0.13          5.43           5.56         (0.19)        --            (0.19)       22.25      33.04
01/31/05     22.25       0.10          1.06           1.16         (0.16)        --            (0.16)       23.25       5.25
01/31/06     23.25       0.14          3.11           3.25         (0.14)        --            (0.14)       26.36      14.05
01/31/07     26.36       0.20          1.42           1.62         (0.20)        --            (0.20)       27.78       6.17

----------------------------------------------------------------------
                                       RATIO OF NET
             NET                        INVESTMENT
           ASSETS        RATIO OF         INCOME
           END OF        EXPENSES       TO AVERAGE
 PERIOD    PERIOD       TO AVERAGE          NET        PORTFOLIO
  ENDED    (000S)     NET ASSETS(1)      ASSETS(1)      TURNOVER
----------------------------------------------------------------------

               Growth-Income Portfolio -- Class 1
01/31/03  $877,271         0.59%           0.79%           45%
01/31/04   981,864         0.64            0.62            56
01/31/05   831,173         0.64            0.43            44
01/31/06   715,382         0.61            0.58            36
01/31/07   567,436         0.63            0.76            44



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Growth-Income Class 1...............................  0.01% 0.04% 0.03% 0.01% 0.01%




SUNAMERICA SERIES TRUST                57

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                            Davis Venture Value Portfolio -- Class 1
01/31/03    $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)       $--           $(0.12)      $17.21     (15.79)%
01/31/04     17.21       0.21           6.47            6.68         (0.17)        --            (0.17)       23.72      38.95
01/31/05     23.72       0.24           2.20            2.44         (0.22)        --            (0.22)       25.94      10.35
01/31/06     25.94       0.28           3.25            3.53         (0.28)        --            (0.28)       29.19      13.71
01/31/07     29.19       0.28           4.06            4.34         (0.31)        --            (0.31)       33.22      14.96(2)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES          INCOME
 PERIOD     PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED     (000S)          ASSETS         NET ASSETS      TURNOVER
-------------------------------------------------------------------------

              Davis Venture Value Portfolio -- Class 1
01/31/03  $1,612,985         0.75%            0.81%           17%
01/31/04   2,004,101         0.77             1.03            13
01/31/05   1,913,355         0.79(1)          1.03(1)          9
01/31/06   1,819,150         0.76(1)          1.03(1)         14
01/31/07   1,720,746         0.76(1)          0.91(1)         16



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                58

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Alliance Growth Portfolio -- Class 1
01/31/03    $19.41      $0.03        $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04     13.53       0.05          4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05     17.84       0.06          0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06     18.08       0.02          5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07     23.09       0.01         (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES      INCOME (LOSS)
 PERIOD     PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED     (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 1
01/31/03  $1,007,655         0.65%            0.19%           51%
01/31/04   1,105,466         0.68             0.27            63
01/31/05     873,722         0.70             0.31            82
01/31/06     878,869         0.66             0.10            66
01/31/07     640,828         0.66             0.07            91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%




SUNAMERICA SERIES TRUST                59

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                  MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03    $10.79      $ 0.07        $(2.43)         $(2.36)         $(0.08)          $--            $(0.08)      $ 8.35
01/31/04      8.35        0.08          2.23            2.31           (0.08)           --             (0.08)       10.58
01/31/05     10.58        0.08          0.88            0.96           (0.09)           --             (0.09)       11.45
01/31/06     11.45        0.08          1.32            1.40           (0.10)           --             (0.10)       12.75
01/31/07     12.75        0.14          1.35            1.49           (0.09)           --             (0.09)       14.15
                                         Fundamental Growth Portfolio -- Class 1
01/31/03     14.89        0.03         (3.87)          (3.84)          (0.02)           --             (0.02)       11.03
01/31/04     11.03        0.01          3.24            3.25           (0.03)           --             (0.03)       14.25
01/31/05     14.25        0.07         (0.18)          (0.11)          (0.02)           --             (0.02)       14.12
01/31/06     14.12        0.00          1.60            1.60           (0.09)           --             (0.09)       15.63
01/31/07     15.63       (0.01)         1.12            1.11           (0.00)           --             (0.00)       16.74

------------------------------------------------------------------------------------
                         NET                       RATIO OF NET
                       ASSETS       RATIO OF        INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS) TO
 PERIOD     TOTAL      PERIOD     AVERAGE NET         AVERAGE        PORTFOLIO
  ENDED   RETURN**     (000S)      ASSETS(1)       NET ASSETS(1)      TURNOVER
------------------------------------------------------------------------------------

               MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03   (21.88)%   $210,436        0.78%             0.73%            65%
01/31/04    27.73      237,182        0.82              0.81             93
01/31/05     9.14      211,786        0.80              0.74             78
01/31/06    12.28      191,335        0.78              0.65             45
01/31/07    11.76      162,799        0.78              1.02             27
                       Fundamental Growth Portfolio -- Class 1
01/31/03   (25.77)     271,199        0.86              0.19            120
01/31/04    29.51      288,148        0.93              0.08             56
01/31/05    (0.78)     232,556        0.93              0.48             71
01/31/06    11.40      201,063        0.92(2)          (0.04)(2)        116
01/31/07     7.13      160,693        0.84(2)          (0.09)(2)         73



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      ----------------------------
                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----------------------------

MFS Massachusetts Investors Trust Class 1...........  0.02% 0.05% 0.02% 0.01% 0.01%
Fundamental Growth Class 1..........................  0.01  0.04  0.02  0.04  0.02



(2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT
                                                          EXPENSES        INCOME (LOSS)
                                                      ----------------------------------
                                                      1/06(1)  1/07(1)  1/06(1)  1/07(1)
                                                      ----------------------------------

Fundamental Growth Portfolio Class 1................    0.95%    0.94%   (0.07)%  (0.19)%




SUNAMERICA SERIES TRUST                60

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL                           DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM           DIVIDENDS         FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-         DECLARED          REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT       FROM NET INVEST-      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS       MENT INCOME      INVESTMENTS    DISTRIBUTIONS    PERIOD
----------------------------------------------------------------------------------------------------------------------------

                                            Blue Chip Growth Portfolio -- Class 1
01/31/03    $6.62       $0.01         $(1.85)         $(1.84)          $(0.02)            $--            $(0.02)       $4.76
01/31/04     4.76        0.01           1.42            1.43            (0.01)             --             (0.01)        6.18
01/31/05     6.18        0.03           0.01            0.04            (0.01)             --             (0.01)        6.21
01/31/06     6.21        0.01           0.48            0.49            (0.04)             --             (0.04)        6.66
01/31/07     6.66        0.02           0.47            0.49            (0.02)             --             (0.02)        7.13

----------------------------------------------------------------------------------
                                                   RATIO OF NET
                        NET                         INVESTMENT
                       ASSETS       RATIO OF          INCOME
                       END OF       EXPENSES          (LOSS)
 PERIOD     TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
----------------------------------------------------------------------------------

                       Blue Chip Growth Portfolio -- Class 1
01/31/03   (27.85)%   $20,303         0.85%            0.20%          103%
01/31/04    30.04      33,277         0.85             0.19           124
01/31/05     0.65      29,798         0.85(2)          0.55(2)        158
01/31/06     7.89      29,581         0.85(2)          0.18(2)        109
01/31/07     7.32      23,051         0.85(2)          0.34(2)        154



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                                                     NET INVESTMENT INCOME (LOSS)
                                                                  ----------------------------------
                                          EXPENSES
                             ----------------------------------
                             1/03  1/04  1/05  1/06(2)  1/07(2)   1/03  1/04  1/05  1/06(2)  1/07(2)
                             ----  ----  ----  -------  -------   ----  ----  ----  -------  -------


Blue Chip Growth Class 1...  0.94% 0.94% 0.92%   0.94%    0.85%   0.11% 0.10% 0.49%   0.09%    0.34%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Blue Chip Growth Class 1....................................  0.00% 0.05% 0.02%




SUNAMERICA SERIES TRUST                61

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS                        NET
          NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                                Mid-Cap Growth Portfolio -- Class 1
01/31/03    $10.00      $(0.03)       $(4.16)         $(4.19)       $   --        $   --         $--            $   --       $ 5.81
01/31/04      5.81       (0.03)         2.56            2.53            --            --          --                --         8.34
01/31/05      8.34       (0.04)         0.45            0.41            --            --          --                --         8.75
01/31/06      8.75       (0.03)         1.11            1.08            --            --          --                --         9.83
01/31/07      9.83        0.02          0.10            0.12            --            --          --                --         9.95
                                               Aggressive Growth Portfolio -- Class 1
01/31/03      8.84       (0.02)        (2.13)          (2.15)        (0.02)        (0.00)         --             (0.02)        6.67
01/31/04      6.67       (0.03)         2.22            2.19            --            --          --                --         8.86
01/31/05      8.86       (0.02)         1.26            1.24            --            --          --                --        10.10
01/31/06     10.10        0.01          1.50            1.51            --            --          --                --        11.61
01/31/07     11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)       12.98

--------------------------------------------------------------------------------
                         NET                     RATIO OF NET
                       ASSETS      RATIO OF       INVESTMENT
                       END OF      EXPENSES     INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                       Mid-Cap Growth Portfolio -- Class 1
01/31/03   (41.90)%   $123,948       0.84%(1)       (0.48)%(1)      164%
01/31/04    43.55      199,807       0.87(1)        (0.47)(1)        92
01/31/05     4.92      164,512       0.84(1)        (0.57)(1)        79
01/31/06    12.34      144,202       0.82(1)        (0.33)(1)        83
01/31/07     1.22      116,485       0.82(1)         0.22(1)        143
                     Aggressive Growth Portfolio -- Class 1
01/31/03   (24.28)     156,449       0.77           (0.24)          150
01/31/04    32.83      198,390       0.79           (0.39)          103
01/31/05    14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06    14.95      174,880       0.79(1)         0.05(1)        121
01/31/07    11.92      150,208       0.81(1)         0.56(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----

Mid-Cap Growth Class 1...........................  0.02% 0.05% 0.02% 0.03% 0.02%
Aggressive Growth Class 1........................    --    --  0.00  0.05  0.03




SUNAMERICA SERIES TRUST                62

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                       NET                       DECLARED    DIVIDENDS
             NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
            ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                     International Growth and Income Portfolio -- Class 1
01/31/03    $ 9.07      $0.09        $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04      7.15       0.12          3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05     10.21       0.09          1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06     11.73       0.21          2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07     14.33       0.33          2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57
                                             Global Equities Portfolio -- Class 1
01/31/03     10.49       0.02         (2.64)         (2.62)           --           --             --         7.87     (24.98)
01/31/04      7.87       0.02          2.68           2.70         (0.02)          --          (0.02)       10.55      34.39
01/31/05     10.55       0.03          0.64           0.67         (0.03)          --          (0.03)       11.19       6.41
01/31/06     11.19       0.08          2.90           2.98         (0.03)          --          (0.03)       14.14      26.72
01/31/07     14.14       0.18          2.41           2.59         (0.14)          --          (0.14)       16.59      18.40(2)

--------------------------------------------------------------------
             NET                     RATIO OF NET
           ASSETS      RATIO OF       INVESTMENT
           END OF      EXPENSES     INCOME (LOSS)
 PERIOD    PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED    (000S)     NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------

     International Growth and Income Portfolio -- Class 1
01/31/03  $177,883       1.22%           1.08%          264%
01/31/04   232,740       1.25(1)         1.41(1)        108
01/31/05   262,167       1.24(1)         0.79(1)         67
01/31/06   283,464       1.10(1)         1.68(1)         79
01/31/07   316,711       1.03(1)         2.16(1)         97
             Global Equities Portfolio -- Class 1
01/31/03   221,301       0.93(1)         0.19(1)         71
01/31/04   248,468       0.95(1)         0.23(1)         83
01/31/05   206,639       0.98(1)         0.29(1)         67
01/31/06   217,409       0.91(1)         0.62(1)        161
01/31/07   208,879       0.89            1.19            93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


International Growth and Income Class 1..........    --% 0.05% 0.02% 0.03% 0.01%
Global Equities Class 1..........................  0.00  0.03  0.03  0.02    --


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                63

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Emerging Markets Portfolio Class 1
01/31/03    $ 6.79      $0.02         $(0.74)         $(0.72)       $(0.02)       $(0.00)       $   --          $(0.02)      $ 6.05
01/31/04      6.05       0.10           3.59            3.69            --            --            --              --         9.74
01/31/05      9.74       0.09           1.83            1.92         (0.11)           --            --           (0.11)       11.55
01/31/06     11.55       0.22           5.99            6.21         (0.05)           --            --           (0.05)       17.71
01/31/07     17.71       0.20           2.44            2.64         (0.18)           --         (3.05)          (3.23)       17.12

---------------------------------------------------------------------------------
                         NET                      RATIO OF NET
                       ASSETS       RATIO OF       INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

                        Emerging Markets Portfolio Class 1
01/31/03   (10.63)%   $ 63,377        1.53%           0.43%          118%
01/31/04    60.99      104,999        1.66(1)         1.27(1)        112
01/31/05    19.92      110,010        1.60(1)         0.89(1)         76
01/31/06    53.84      177,187        1.51(1)         1.58(1)        147
01/31/07    17.92      173,451        1.40(1)         1.20(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                       1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----


Emerging Markets Class 1.............................  0.11% 0.03% 0.10% 0.06%





SUNAMERICA SERIES TRUST                64

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                65

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Cash Management Portfolio
     -  Davis Venture Value Portfolio
     -  Equity Index Portfolio
     -  International Growth and Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Aggressive Growth Portfolio...................................................     2
     Alliance Growth Portfolio.....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)..................     6
     Cash Management Portfolio.....................................................     8
     Davis Venture Value Portfolio.................................................    10
     Equity Index Portfolio........................................................    12
     International Growth and Income Portfolio.....................................    14

FEES & EXPENSES....................................................................    16
     Annual Portfolio Operating Expenses...........................................    16
     Expense Example...............................................................    17

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    18

GLOSSARY...........................................................................    19
     Investment Terminology........................................................    19
     Risk Terminology..............................................................    22

MANAGEMENT.........................................................................    25
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    25
     Information About the Subadvisers.............................................    25
          AllianceBernstein L.P. ..................................................    26
          Columbia Management Advisors, LLC........................................    26
          Davis Selected Advisers, L.P. ...........................................    26
          FAF Advisers, Inc. ......................................................    26
          J.P. Morgan Investment Management Inc. ..................................    26
          Putnam Investment Management, LLC........................................    26
     Information about the Distributor.............................................    27
     Payments in Connection with Distribution......................................    27
     Custodian, Transfer and Dividend Paying Agent.................................    27

LEGAL PROCEEDINGS..................................................................    28

ACCOUNT INFORMATION................................................................    29

FINANCIAL HIGHLIGHTS...............................................................    32

FOR MORE INFORMATION...............................................................    39

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and seven of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   AGGRESSIVE GROWTH
                                       PORTFOLIO
                                   -----------------


1997                                      12.35%
1998                                      17.43%
1999                                      84.66%
2000                                     -15.25%
2001                                     -31.70%
2002                                     -24.71%
2003                                      28.57%
2004                                      16.72%
2005                                       8.73%
2006                                      13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            13.30%    6.84%    6.98%
Russell Midcap(R) Growth
  Index(1)                10.66%    8.22%    8.62%
Russell 3000(R) Index(2)  15.72%    7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   ALLIANCE GROWTH
                                      PORTFOLIO
                                   ---------------


1997                                     31.43%
1998                                     52.23%
1999                                     33.07%
2000                                    -19.47%
2001                                    -14.00%
2002                                    -31.26%
2003                                     25.76%
2004                                      7.94%
2005                                     16.63%
2006                                      0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10
                           YEAR   YEARS    YEARS
                          -----   -----    -----


Class 1 shares            0.76%    1.86%    7.30%
Russell 1000(R) Growth
Index(1)                  9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   BALANCED PORTFOLIO
                                   ------------------


1997                                      24.48%
1998                                      24.61%
1999                                      21.40%
2000                                      -9.43%
2001                                     -13.14%
2002                                     -15.18%
2003                                      15.07%
2004                                       6.84%
2005                                       1.89%
2006                                      10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----



Class 1 shares            10.86%    3.33%    5.72%
Russell 1000(R) Index(1)  15.46%    6.82%    8.64%
S&P 500(R)Index(2)        15.79%    6.19%    8.42%
Lehman Brothers U.S.
Aggregate Index(3)         4.33%    5.06%    6.24%
Blended Index(4)          11.02%    6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  CASH MANAGEMENT
                                     PORTFOLIO
                                  ---------------


1997                                    5.22%
1998                                    5.05%
1999                                    4.87%
2000                                    6.06%
2001                                    3.67%
2002                                    1.40%
2003                                    0.63%
2004                                    0.86%
2005                                    2.76%
2006                                    4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)

SUNAMERICA SERIES TRUST                 8

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     1       5        10
                                    YEAR   YEARS    YEARS
                                   -----   -----    -----


Class 1 shares                     4.63%    2.05%    3.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


SUNAMERICA SERIES TRUST                 9

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

SUNAMERICA SERIES TRUST                10

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 DAVIS VENTURE
                                VALUE PORTFOLIO
                                ---------------


1997                                  34.32%
1998                                  13.73%
1999                                  16.11%
2000                                   9.47%
2001                                 -11.32%
2002                                 -16.77%
2003                                  33.16%
2004                                  13.50%
2005                                  10.60%
2006                                  15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                              1         5         10
                            YEAR      YEARS     YEARS
                           ------     -----     -----


Class 1 shares             15.32%      9.92%    10.70%
S&P 500(R) Index(1)        15.79%      6.19%     8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                11

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
FAF Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)). The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500(R).

The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2006, market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion.

The Subadviser believes that the Portfolio's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500(R), depending on the size of the Portfolio. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500(R).

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500(R). The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500(R) and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the S&P 500 Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index's performance precisely. However, the Subadviser believes there should be a close correlation between the Portfolio's performance and that of the S&P 500 Index in both rising and falling markets.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

DERIVATIVES RISK. The use of derivatives involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments.

FAILURE TO MATCH INDEX PERFORMANCE. The ability of the Portfolio to replicate the performance of the S&P 500(R) may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                12

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EQUITY INDEX
                                  PORTFOLIO
                                ------------


1999                                17.14%
2000                                -9.46%
2001                               -12.26%
2002                               -22.42%
2003                                27.80%
2004                                10.33%
2005                                 4.33%
2006                                15.27%


Best Quarter:  15.08% (quarter ended 06/30/03)

Worst Quarter:  -17.20% (quarter ended 09/30/02)

Year-to-date calendar return:  0.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            15.27%   5.64%       3.48%
S&P 500(R) Index          15.79%   6.19%       4.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                13

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                14

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                               INTERNATIONAL GROWTH
                                     & INCOME
                                     PORTFOLIO
                               --------------------


1998                                   10.83%
1999                                   24.18%
2000                                    1.16%
2001                                  -22.24%
2002                                  -20.89%
2003                                   36.85%
2004                                   20.90%
2005                                   14.30%
2006                                   27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                              1        5          SINCE
                            YEAR     YEARS    INCEPTION(1)
                           ------    -----    ------------


Class 1 shares             27.06%    13.71%       8.51%
S&P/Citigroup World ex-
US Value Primary Markets
Index(2)                   27.22%    17.90%       9.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                15

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            AGGRESS-                       ALLIAN-
                                               IVE                            CE
                                             GROWTH                         GROWTH                       BALANCED
                                              PORT-                         PORT-                          PORT-
                                              FOLIO                         FOLIO                          FOLIO
                                            --------                       -------                       --------
                                             CLASS 1                       CLASS 1                        CLASS 1
                                             ------                           -                          --------



Management Fees                               0.72%                         0.61%                          0.64%
Service (12b-1) Fees                          0.00%                         0.00%                          0.00%
Other Expenses(1)                             0.09%                         0.05%                          0.10%
Total Annual
  Portfolio Operating
  Expenses(1)                                 0.81%                         0.66%                          0.74%

                                               CASH
                                            MANAGEMENT
                                             PORTFOLIO
                                            ----------
                                              CLASS 1
                                            ----------


Management Fees                                0.45%
Service (12b-1) Fees                           0.00%
Other Expenses(1)                              0.05%
Total Annual
  Portfolio Operating
  Expenses(1)                                  0.50%




                                                                                                                   INTERNATIONAL
                                                DAVIS                              EQUITY                            GROWTH AND
                                            VENTURE VALUE                           INDEX                              INCOME
                                              PORTFOLIO                         PORTFOLIO(2)                         PORTFOLIO
                                            -------------                       ------------                       -------------
                                               CLASS 1                             CLASS 1                            CLASS 1
                                            -------------                       ------------                       -------------


Management Fees                                 0.71%                               0.40%                              0.91%
Service (12b-1) Fees                            0.00%                               0.00%                              0.00%
Other Expenses(1)                               0.05%                               0.27%                              0.12%
Total Annual
  Portfolio Operating
  Expenses(1)                                   0.76%                               0.67%                              1.03%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual
  Portfolio Operating
  Expenses(1)


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:


                                                     Class 1


Aggressive Growth Portfolio                            0.78%
Alliance Growth Portfolio                              0.65%
Davis Venture Value Portfolio*                         0.76%
International Growth and Income Portfolio              1.02%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio Class 1 does not exceed the amounts set forth below:


                                                     Class 1


Equity Index Portfolio                                 0.55%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.


SUNAMERICA SERIES TRUST                16

FEES AND EXPENSES

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*...........................   $ 83      $259      $450     $1,002
Alliance Growth Portfolio*.............................     67       211       368        822
Balanced Portfolio.....................................     76       237       411        918
Cash Management Portfolio..............................     51       160       280        628
Davis Venture Value Portfolio*.........................     78       243       422        942
Equity Index Portfolio*................................     68       214       373        835
International Growth and Income Portfolio*.............    105       328       569      1,259


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio...................................   $ 80      $249      $433     $  966
Alliance Growth Portfolio.....................................     66       208       362        810
Davis Venture Value Portfolio+................................     78       243       422        942
Equity Index Portfolio........................................     56       176       307        689
International Growth and Income Portfolio.....................    104       325       563      1,248


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                17

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

EQUITY INDEX PORTFOLIO. The Portfolio make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

     -  Market Volatility Risk
     -  Medium Sized Companies Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk


SUNAMERICA SERIES TRUST                18

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools

SUNAMERICA SERIES TRUST                19

GLOSSARY

--------------------------------------------------------------------------------


        are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven

SUNAMERICA SERIES TRUST                20

GLOSSARY

--------------------------------------------------------------------------------


days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same

SUNAMERICA SERIES TRUST                21

GLOSSARY

--------------------------------------------------------------------------------


type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset

SUNAMERICA SERIES TRUST                22

GLOSSARY

--------------------------------------------------------------------------------


classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be

SUNAMERICA SERIES TRUST                23

GLOSSARY

--------------------------------------------------------------------------------


less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. This may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.



SUNAMERICA SERIES TRUST                24

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Cash Management Portfolio                 0.45%
Davis Venture Value Portfolio             0.71%
Equity Index Portfolio                    0.40%
International Growth and Income
  Portfolio                               0.91%


AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth Portfolio.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.


SUNAMERICA SERIES TRUST                25

MANAGEMENT

--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolio allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

FAF ADVISORS, INC. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2006, FAF had more than $100 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999 and is the director of FAF's Equity Risk Management and Quantitative Products. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.


SUNAMERICA SERIES TRUST                26

MANAGEMENT

--------------------------------------------------------------------------------

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                27

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                28

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate Prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell

SUNAMERICA SERIES TRUST                29

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.


SUNAMERICA SERIES TRUST                30

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                31

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. Class 1 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


----------------------------------------------------------------------------------------------------------------------------------
                                     NET
                        NET       REALIZED        TOTAL         DIVIDENDS        DIVIDENDS
          NET ASSET   INVEST-   & UNREALIZED      FROM      DECLARED FROM NET     FROM NET                    NET ASSET
            VALUE       MENT     GAIN (LOSS)     INVEST-         INVEST-          REALIZED                      VALUE
 PERIOD   BEGINNING    INCOME        ON           MENT             MENT           GAIN ON         TOTAL         END OF      TOTAL
  ENDED   OF PERIOD   (LOSS)*    INVESTMENTS   OPERATIONS         INCOME        INVESTMENTS   DISTRIBUTIONS     PERIOD    RETURN**
----------------------------------------------------------------------------------------------------------------------------------



                                               Cash Management Portfolio -- Class 1
01/31/03    $11.07     $0.15       $(0.02)        $0.13          $(0.37)            $--           $(0.37)       $10.83      1.22%
01/31/04     10.83      0.08         0.00          0.08           (0.23)             --            (0.23)        10.68      0.72
01/31/05     10.68      0.10        (0.01)         0.09           (0.08)             --            (0.08)        10.69      0.86
01/31/06     10.69      0.32           --          0.32           (0.09)             --            (0.09)        10.92      3.04
01/31/07     10.92      0.52        (0.01)         0.51           (0.28)             --            (0.28)        11.15      4.71

----------------------------------------------------------
             NET                  RATIO OF NET
           ASSETS     RATIO OF     INVESTMENT
           END OF     EXPENSES      INCOME TO
 PERIOD    PERIOD    TO AVERAGE      AVERAGE     PORTFOLIO
  ENDED    (000'S)   NET ASSETS    NET ASSETS     TURNOVER
----------------------------------------------------------



           Cash Management Portfolio -- Class 1
01/31/03  $457,994      0.52%         1.37%          --%
01/31/04   244,351      0.54          0.69           --
01/31/05   227,570      0.56          0.90           --
01/31/06   191,254      0.54          2.91           --
01/31/07   216,529      0.50          4.63           --



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.


SUNAMERICA SERIES TRUST                32

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                                Balanced Portfolio -- Class 1
01/31/03    $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)       $--           $(0.34)      $11.59     (14.95)%
01/31/04     11.59       0.18          1.95           2.13         (0.29)        --            (0.29)       13.43      18.51
01/31/05     13.43       0.28          0.32           0.60         (0.21)        --            (0.21)       13.82       4.52
01/31/06     13.82       0.31          0.30           0.61         (0.35)        --            (0.35)       14.08       4.55(3)
01/31/07     14.08       0.36          1.10           1.46         (0.41)        --            (0.41)       15.13      10.46

-------------------------------------------------------------------
             NET                    RATIO OF NET
           ASSETS      RATIO OF      INVESTMENT
           END OF      EXPENSES        INCOME
 PERIOD    PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED    (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------

                   Balanced Portfolio -- Class 1
01/31/03  $310,531       0.68%          1.91%          611%(2)
01/31/04   318,419       0.69           1.45           187(2)
01/31/05   275,323       0.72(1)        2.03(1)        192(2)
01/31/06   224,250       0.73(1)        2.16(1)        227
01/31/07   191,204       0.74           2.50           141



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                       1/03  1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----  ----

Balanced Class 1.....................................   --%   --%  0.00% 0.02%  --%






 (2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%







 (3)  The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.




SUNAMERICA SERIES TRUST                33

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                              Equity Index Portfolio -- Class 1
01/31/03    $ 9.59      $0.09        $(2.33)        $(2.24)       $(0.08)       $--           $(0.08)      $ 7.27     (23.31)%
01/31/04      7.27       0.10          2.34           2.44         (0.09)        --            (0.09)        9.62      33.68
01/31/05      9.62       0.14          0.40           0.54         (0.11)        --            (0.11)       10.05       5.65
01/31/06     10.05       0.14          0.84           0.98         (0.17)        --            (0.17)       10.86       9.86
01/31/07     10.86       0.16          1.34           1.50         (0.18)        --            (0.18)       12.18      13.89

---------------------------------------------------------------------------
            NET
           ASSETS     RATIO OF          RATIO OF NET
           END OF     EXPENSES           INVESTMENT
 PERIOD    PERIOD    TO AVERAGE            INCOME           PORTFOLIO
  ENDED    (000S)    NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
---------------------------------------------------------------------------

                  Equity Index Portfolio -- Class 1
01/31/03  $37,586       0.55%(1)            1.07%(1)            4%
01/31/04   49,616       0.55(1)             1.19(1)             1
01/31/05   46,789       0.55(1)             1.42(1)             4
01/31/06   41,634       0.55(1)(2)          1.30(1)(2)          2
01/31/07   37,909       0.55(1)             1.38(1)             2



--------
 *  Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                              EXPENSES                 NET INVESTMENT INCOME (LOSS)
                                 ---------------------------------  ---------------------------------
                                  1/03   1/04   1/05   1/06   1/07   1/03   1/04   1/05   1/06   1/07
                                 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----


Equity Index Class 1...........  0.58%  0.62%  0.63%  0.63%  0.67%  1.04%  1.12%  1.34%  1.24%  1.28%


(2) Net of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                34

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                            Davis Venture Value Portfolio -- Class 1
01/31/03    $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)       $--           $(0.12)      $17.21     (15.79)%
01/31/04     17.21       0.21           6.47            6.68         (0.17)        --            (0.17)       23.72      38.95
01/31/05     23.72       0.24           2.20            2.44         (0.22)        --            (0.22)       25.94      10.35
01/31/06     25.94       0.28           3.25            3.53         (0.28)        --            (0.28)       29.19      13.71
01/31/07     29.19       0.28           4.06            4.34         (0.31)        --            (0.31)       33.22      14.96(2)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES          INCOME
 PERIOD     PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED     (000S)          ASSETS         NET ASSETS      TURNOVER
-------------------------------------------------------------------------

              Davis Venture Value Portfolio -- Class 1
01/31/03  $1,612,985         0.75%            0.81%           17%
01/31/04   2,004,101         0.77             1.03            13
01/31/05   1,913,355         0.79(1)          1.03(1)          9
01/31/06   1,819,150         0.76(1)          1.03(1)         14
01/31/07   1,720,746         0.76(1)          0.91(1)         16



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                35

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Alliance Growth Portfolio -- Class 1
01/31/03    $19.41      $0.03        $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04     13.53       0.05          4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05     17.84       0.06          0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06     18.08       0.02          5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07     23.09       0.01         (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES      INCOME (LOSS)
 PERIOD     PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED     (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 1
01/31/03  $1,007,655         0.65%            0.19%           51%
01/31/04   1,105,466         0.68             0.27            63
01/31/05     873,722         0.70             0.31            82
01/31/06     878,869         0.66             0.10            66
01/31/07     640,828         0.66             0.07            91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%




SUNAMERICA SERIES TRUST                36

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS                        NET
          NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                               Aggressive Growth Portfolio -- Class 1
01/31/03    $ 8.84      $(0.02)       $(2.13)         $(2.15)       $(0.02)       $(0.00)        $--            $(0.02)      $ 6.67
01/31/04      6.67       (0.03)         2.22            2.19            --            --          --                --         8.86
01/31/05      8.86       (0.02)         1.26            1.24            --            --          --                --        10.10
01/31/06     10.10        0.01          1.50            1.51            --            --          --                --        11.61
01/31/07     11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)       12.98

--------------------------------------------------------------------------------
                         NET                     RATIO OF NET
                       ASSETS      RATIO OF       INVESTMENT
                       END OF      EXPENSES     INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                     Aggressive Growth Portfolio -- Class 1
01/31/03   (24.28)%   $156,449       0.77%          (0.24)%         150%
01/31/04    32.83      198,390       0.79           (0.39)          103
01/31/05    14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06    14.95      174,880       0.79(1)         0.05(1)        121
01/31/07    11.92      150,208       0.81(1)         0.56(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                    1/03  1/04  1/05  1/06  1/07
                                                    ----  ----  ----  ----  ----


Aggressive Growth Class 1.........................   --%   --%  0.00% 0.05% 0.03%




SUNAMERICA SERIES TRUST                37

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                       NET                       DECLARED    DIVIDENDS
             NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
            ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                     International Growth and Income Portfolio -- Class 1
01/31/03    $ 9.07      $0.09        $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04      7.15       0.12          3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05     10.21       0.09          1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06     11.73       0.21          2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07     14.33       0.33          2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57

--------------------------------------------------------------------
             NET                     RATIO OF NET
           ASSETS      RATIO OF       INVESTMENT
           END OF      EXPENSES     INCOME (LOSS)
 PERIOD    PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED    (000S)     NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------

     International Growth and Income Portfolio -- Class 1
01/31/03  $177,883       1.22%           1.08%          264%
01/31/04   232,740       1.25(1)         1.41(1)        108
01/31/05   262,167       1.24(1)         0.79(1)         67
01/31/06   283,464       1.10(1)         1.68(1)         79
01/31/07   316,711       1.03(1)         2.16(1)         97



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                    1/03  1/04  1/05  1/06  1/07
                                                    ----  ----  ----  ----  ----


International Growth and Income Class 1...........   --%  0.05% 0.02% 0.03% 0.01%




SUNAMERICA SERIES TRUST                38

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                39

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Blue Chip Growth Portfolio
     -  Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)
     -  Cash Management Portfolio
     -  Corporate Bond Portfolio
     -  Davis Venture Value Portfolio
     -  "Dogs" of Wall Street Portfolio
     -  Emerging Markets Portfolio
     - Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
     -  Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager
        Portfolio)
     -  Global Bond Portfolio
     -  Global Equities Portfolio
     -  Growth-Income Portfolio
     -  Growth Opportunities Portfolio
     -  High-Yield Bond Portfolio
     -  International Diversified Equities Portfolio
     -  International Growth and Income Portfolio
     -  Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)
     -  MFS(R) Massachusetts Investors Trust Portfolio
     -  MFS(R) Total Return Portfolio
     -  Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
     -  Real Estate Portfolio
     -  Small Company Value Portfolio
     -  Technology Portfolio
     -  Telecom Utility Portfolio
     -  Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS.................................................     1

PORTFOLIO FACT SHEETS.............................................................     2
     Aggressive Growth Portfolio..................................................     2
     Alliance Growth Portfolio....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio).................     6
     Blue Chip Growth Portfolio...................................................     8
     Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)........    10
     Cash Management Portfolio....................................................    12
     Corporate Bond Portfolio.....................................................    14
     Davis Venture Value Portfolio................................................    16
     "Dogs" of Wall Street Portfolio..............................................    18
     Emerging Markets Portfolio...................................................    20
     Equity Opportunities Portfolio (formerly, Federated American Leaders
       Portfolio).................................................................    22
     Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio)....    24
     Global Bond Portfolio........................................................    26
     Global Equities Portfolio....................................................    28
     Growth-Income Portfolio......................................................    30
     Growth Opportunities Portfolio...............................................    32
     High-Yield Bond Portfolio....................................................    34
     International Diversified Equities Portfolio.................................    36
     International Growth and Income Portfolio....................................    38
     Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)........    40
     MFS(R) Massachusetts Investors Trust Portfolio...............................    42
     MFS(R) Total Return Portfolio................................................    44
     Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio).........    46
     Real Estate Portfolio........................................................    48
     Small Company Value Portfolio................................................    50
     Technology Portfolio.........................................................    52
     Telecom Utility Portfolio....................................................    54
     Worldwide High Income Portfolio..............................................    57

FEES & EXPENSES...................................................................    59
     Annual Portfolio Operating Expenses..........................................    59
     Expense Example..............................................................    61

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS.......................................    63

GLOSSARY..........................................................................    68
     Investment Terminology.......................................................    68
     Risk Terminology.............................................................    73

MANAGEMENT........................................................................    78
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ..................................    78
     Information About the Subadvisers............................................    79
          AllianceBernstein L.P. .................................................    79
          Columbia Management Advisors, LLC.......................................    80
          Davis Selected Advisers, L.P. ..........................................    80
          Federated Investment Management Company.................................    80
          Franklin Advisory Services, LLC.........................................    80
          Goldman Sachs Asset Management-International............................    81
          J.P. Morgan Investment Management Inc. .................................    81

          Marsico Capital Management, LLC.........................................    82
          Massachusetts Financial Services Company................................    82
          Morgan Stanley Investment Management, Inc. .............................    82
          Oppenheimer Funds, Inc. ................................................    83
          Putnam Investment Management, LLC.......................................    83
          Wells Capital Management, Incorporated..................................    84

     Information about the Distributor............................................    84
     Payments in Connection with Distribution.....................................    84
     Custodian, Transfer and Dividend Paying Agent................................    84

LEGAL PROCEEDINGS.................................................................    85

ACCOUNT INFORMATION...............................................................    86

FINANCIAL HIGHLIGHTS..............................................................    89

FOR MORE INFORMATION..............................................................   104

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and twenty-eight of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  AGGRESSIVE GROWTH
                                      PORTFOLIO
                                  -----------------


1997                                     12.35%
1998                                     17.43%
1999                                     84.66%
2000                                    -15.25%
2001                                    -31.70%
2002                                    -24.71%
2003                                     28.57%
2004                                     16.72%
2005                                      8.73%
2006                                     13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1        5        10
                                           YEAR     YEARS    YEARS
                                          ------    -----    -----


Class 1 shares                            13.30%     6.84%    6.98%
Russell Midcap(R) Growth Index(1)         10.66%     8.22%    8.62%
Russell 3000(R) Index(2)                  15.72%     7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  ALLIANCE GROWTH
                                     PORTFOLIO
                                  ---------------


1997                                    31.43%
1998                                    52.23%
1999                                    33.07%
2000                                   -19.47%
2001                                   -14.00%
2002                                   -31.26%
2003                                    25.76%
2004                                     7.94%
2005                                    16.63%
2006                                     0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                            1       5        10
                                           YEAR   YEARS    YEARS
                                          -----   -----    -----


Class 1 shares                            0.76%    1.86%    7.30%
Russell 1000(R) Growth Index(1)           9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   BALANCED PORTFOLIO
                                   ------------------


1997                                      24.48%
1998                                      24.61%
1999                                      21.40%
2000                                      -9.43%
2001                                     -13.14%
2002                                     -15.18%
2003                                      15.07%
2004                                       6.84%
2005                                       1.89%
2006                                      10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                              1       5        10
                            YEAR    YEARS    YEARS
                           ------   -----    -----



Class 1 shares             10.86%    3.33%    5.72%
Russell 1000(R) Index(1)   15.46%    6.82%    8.64%
S&P 500(R)Index(2)         15.79%    6.19%    8.42%
Lehman Brothers U.S.
Aggregate Index(3)          4.33%    5.06%    6.24%
Blended Index(4)           11.02%    6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

"Blue chip" represents common stocks of a nationally known company that is well-established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The Adviser believes that superior returns will be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The Adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the Adviser searches for companies that demonstrate the following characteristics:

     -  Market leaders with competitive advantages
     -  Solid revenue growth
     - Consistent double-digit earnings growth in varying types of economic environments
     -  Opportunity for multiple expansion
     -  Strong management team

The Adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the

SUNAMERICA SERIES TRUST                 8

BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------


returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   BLUE CHIP
                               GROWTH PORTFOLIO
                               ----------------


2001                                -20.87%
2002                                -29.26%
2003                                 25.98%
2004                                  5.25%
2005                                  2.49%
2006                                  6.54%


Best Quarter:  12.86% (quarter ended 12/31/01)

Worst Quarter:  -19.10% (quarter ended 09/30/01)

Year-to-date calendar return:  1.44% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE
                                           YEAR    YEARS   INCEPTION(1)
                                          ------   -----   ------------



Class 1 shares                             6.54%    0.48%      -5.20%
Russell 1000(R) Growth Index(2)            9.07%    2.69%      -5.48%
S&P 500(R) Index(3)                       15.79%    6.19%       1.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is July 5, 2000.
(2) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                 9

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term. Equity investments include common stocks, convertible securities, warrants and rights.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities, although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks, registered investment companies, including exchange-traded funds (ETFs) and may invest significantly in technology companies.

The Portfolio invests mainly in common stocks of "growth companies." These may be newer companies or established companies of any capitalization range that the Portfolio's managers believe may appreciate in value over the long term.

The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the managers look for:

     -  companies in business with above-average growth potential;
     - companies with growth rates that the portfolio managers believe are sustainable over time; and
     -  stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio's assets among different investments will vary over time based upon the managers' evaluation of economic and market trends.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the

SUNAMERICA SERIES TRUST                10

CAPITAL GROWTH PORTFOLIO
(FORMERLY, GOLDMAN SACHS RESEARCH PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                       CAPITAL GROWTH
                                          PORTFOLIO
                               ------------------------------


2001                                       -25.20%
2002                                       -28.08%
2003                                        25.33%
2004                                        12.92%
2005                                         3.61%
2006                                        16.68%


Best Quarter:  15.61% (quarter ended 06/30/03)

Worst Quarter:  -23.15% (quarter ended 09/30/01)

Year-to-date calendar return:  0.90% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            16.68%    4.23%      -1.58%
S&P 500(R) Index(2)       15.79%    6.19%       1.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is July 5, 2000.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                11

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  CASH MANAGEMENT
                                     PORTFOLIO
                                  ---------------


1997                                    5.22%
1998                                    5.05%
1999                                    4.87%
2000                                    6.06%
2001                                    3.67%
2002                                    1.40%
2003                                    0.63%
2004                                    0.86%
2005                                    2.76%
2006                                    4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)


SUNAMERICA SERIES TRUST                12

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                    1       5       10
                                   YEAR   YEARS   YEARS
                                  -----   -----   -----


Class 1 shares                    4.63%    2.05%   3.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


SUNAMERICA SERIES TRUST                13

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Federated Investment Management Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return with only moderate price risk. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in fixed income securities (corporate bonds).

The Subadviser seeks to enhance the Portfolio's performance by allocating relatively more of its portfolio to the security type that the Subadviser expects to offer the best balance between current income and risk. The Subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or "junk bonds." The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in derivatives, including options and futures (up to 10% of net assets), and credit, currency and total return swaps and interest rate swaps, caps, floors and collars (up to 10% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to

SUNAMERICA SERIES TRUST                14

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------


enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 CORPORATE BOND
                                    PORTFOLIO
                                 --------------


1997                                  10.90%
1998                                   6.05%
1999                                  -1.85%
2000                                   5.03%
2001                                   7.59%
2002                                   7.46%
2003                                  11.94%
2004                                   6.82%
2005                                   1.85%
2006                                   5.92%


Best Quarter:  5.39% (quarter ended 06/30/03)

Worst Quarter:  -1.90% (quarter ended 06/30/04)

Year-to-date calendar return:  1.87% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5       10
                                                     YEAR    YEARS   YEARS
                                                    ------   -----   -----


Class 1 shares                                       5.92%    6.75%   6.10%
Lehman Brothers U.S. Credit Index(1)                 4.26%    5.90%   6.56%
Merrill Lynch High Yield Master II Index(2)         11.77%    9.86%   6.61%
Blended Index(3)                                     6.11%    6.93%   6.62%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
(3) The Blended Index consists of 75% Lehman Brothers U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index.



SUNAMERICA SERIES TRUST                15

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

SUNAMERICA SERIES TRUST                16

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   DAVIS VENTURE
                                  VALUE PORTFOLIO
                                  ---------------


1997                                    34.32%
1998                                    13.73%
1999                                    16.11%
2000                                     9.47%
2001                                   -11.32%
2002                                   -16.77%
2003                                    33.16%
2004                                    13.50%
2005                                    10.60%
2006                                    15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            15.32%    9.92%   10.70%
S&P 500(R) Index(1)       15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                17

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return (including capital appreciation and current income). The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                18

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 "DOGS" OF
                                WALL STREET
                                 PORTFOLIO
                                -----------


1999                               -7.08%
2000                                2.94%
2001                                7.91%
2002                               -6.57%
2003                               20.06%
2004                                9.58%
2005                               -2.67%
2006                               21.60%


Best Quarter:  15.56% (quarter ended 06/30/99)

Worst Quarter:  -16.32% (quarter ended 09/30/02)

Year-to-date calendar return:  -0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5          SINCE
                                           YEAR    YEARS    INCEPTION(1)
                                          ------   -----    ------------


Class 1 shares                            21.60%    7.78%       4.68%
S&P 500(R) Index(2)                       15.79%    6.19%       4.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is April 1, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                19

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of

SUNAMERICA SERIES TRUST                20

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EMERGING MARKETS
                                    PORTFOLIO
                                ----------------


1998                                 -24.27%
1999                                  77.45%
2000                                 -36.38%
2001                                  -1.76%
2002                                  -7.14%
2003                                  52.61%
2004                                  24.52%
2005                                  37.23%
2006                                  31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                  1       5          SINCE
                                                YEAR    YEARS    INCEPTION(1)
                                               ------   -----    ------------


Class 1 shares                                 31.14%   26.00%       8.71%
MSCI Emerging Markets Free Index(2)            32.59%   26.97%       8.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                21

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

     - Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
     - Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     - Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with

SUNAMERICA SERIES TRUST                22

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------


investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.69% to 0.76%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   EQUITY OPPORTUNITIES
                                         PORTFOLIO
                                   --------------------


1997                                       31.43%
1998                                       17.96%
1999                                        6.19%
2000                                        2.39%
2001                                       -2.33%
2002                                      -19.78%
2003                                       27.57%
2004                                        9.91%
2005                                        4.65%
2006                                       16.74%


Best Quarter:  16.96% (quarter ended 06/30/03)
Worst Quarter:  -19.38% (quarter ended 09/30/02)
Year-to-date calendar return:  -2.67% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5        10
                                                     YEAR    YEARS    YEARS
                                                    ------   -----    -----


Class 1 shares                                      16.74%    6.56%    8.51%
S&P 500(R) Index(1)                                 15.79%    6.19%    8.42%
S&P 500/Citigroup Value Index(2)                    20.80%    9.06%    9.27%
Russell 3000 Index(3)                               15.72%    7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The S&P 500/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500 Index across seven factors including: earnings-per-share growth rate, sales-per share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The S&P 500/Citigroup Value Index is unmanaged and market capitalization weighted.
(3) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.


SUNAMERICA SERIES TRUST                23

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Wells Capital Management Incorporated

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The Subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Subadviser pays particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow.

The Subadviser typically uses a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. The Subadviser may invest in any sector, and at times the Portfolio may be more heavily invested in a particular sector. The Subadviser may choose to sell a holding when it believes it no longer offers attractive growth prospects or when it wishes to take advantage of a better investment opportunity. The Subadviser may actively trade portfolio securities.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

ACTIVE TRADING RISK. A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio.

ISSUER RISK. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


SUNAMERICA SERIES TRUST                24

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   FUNDAMENTAL GROWTH
                                        PORTFOLIO
                                   ------------------


1997                                      32.48%
1998                                      34.76%
1999                                      29.71%
2000                                     -18.06%
2001                                     -24.16%
2002                                     -26.41%
2003                                      23.98%
2004                                       5.02%
2005                                       6.07%
2006                                       5.73%


Best Quarter:  25.28% (quarter ended 12/31/98)

Worst Quarter:  -19.65% (quarter ended 03/31/01)

Year-to-date calendar return:  -0.49% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                       1       5        10
                                      YEAR   YEARS    YEARS
                                     -----   -----    -----


Class 1 shares                       5.73%    1.45%    4.45%
Russell 1000(R) Growth Index(1)      9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.



SUNAMERICA SERIES TRUST                25

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Goldman Sachs Asset Management International

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

CURRENCY VOLATILITY RISK. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


SUNAMERICA SERIES TRUST                26

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GLOBAL BOND
                                    PORTFOLIO
                                   -----------


1997                                  10.03%
1998                                  10.87%
1999                                  -1.05%
2000                                   9.27%
2001                                   5.05%
2002                                   5.88%
2003                                   3.58%
2004                                   3.96%
2005                                   4.58%
2006                                   3.88%


Best Quarter:  5.66% (quarter ended 09/30/98)

Worst Quarter:  -1.65% (quarter ended 06/30/04)

Year-to-date calendar return:  0.56% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                           1       5        10
                                                          YEAR   YEARS    YEARS
                                                         -----   -----    -----



Class 1 shares                                           3.88%    4.37%    5.55%
J.P. Morgan Global Government Bond Index (un-hedged)(1)  5.94%    8.31%    5.32%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.



SUNAMERICA SERIES TRUST                27

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these

SUNAMERICA SERIES TRUST                28

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GLOBAL EQUITIES
                                      PORTFOLIO
                                   ---------------


1997                                     15.06%
1998                                     22.86%
1999                                     30.94%
2000                                    -17.26%
2001                                    -18.11%
2002                                    -26.79%
2003                                     26.54%
2004                                     11.86%
2005                                     15.75%
2006                                     23.87%


Best Quarter:  25.50% (quarter ended 12/31/98)

Worst Quarter:  -20.67% (quarter ended 09/30/02)

Year-to-date calendar return:  2.45% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                         1       5        10
                       YEAR    YEARS    YEARS
                      ------   -----    -----



Class 1 shares        23.87%    8.24%    6.42%
MSCI World Index(1)   20.07%    9.97%    7.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                29

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and income. The Portfolio attempts to achieve its investment goal by investing primarily in common stocks (principally large-cap and mid-cap stocks) or securities that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment approach is bottom-up, research-driven and long-term in nature. The Subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the Subadviser tries to offer better growth potential than the S&P 500, but with similar valuation.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                30

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GROWTH-INCOME PORTFOLIO
                                   -----------------------


1997                                         33.92%
1998                                         30.74%
1999                                         30.04%
2000                                         -8.34%
2001                                        -15.90%
2002                                        -21.15%
2003                                         25.62%
2004                                         11.56%
2005                                          7.20%
2006                                          7.43%


Best Quarter:  28.51% (quarter ended 12/31/98)

Worst Quarter:  -19.39% (quarter ended 09/30/01)

Year-to-date calendar return:  1.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                         1       5        10
                       YEAR    YEARS    YEARS
                      ------   -----    -----


Class 1 shares         7.43%    4.94%    8.37%
S&P 500(R) Index(1)   15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                31

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks, preferred stocks, convertibles securities, rights and warrants. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets).

The Subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Subadviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SMALL COMPANIES RISK. Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, Morgan Stanley assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, AIG SAAMCo managed the Portfolio.


SUNAMERICA SERIES TRUST                32

GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                GROWTH OPPORTUNITIES
                                      PORTFOLIO
                                --------------------


2001                                   -33.17%
2002                                   -39.83%
2003                                    34.93%
2004                                     6.26%
2005                                     7.66%
2006                                    13.50%


Best Quarter:  18.49% (quarter ended 12/31/01)

Worst Quarter:  -25.14% (quarter ended 03/31/01)

Year-to-date calendar return:  3.05% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                        1       5          SINCE
                                      YEAR    YEARS    INCEPTION(1)
                                     ------   -----    ------------



Class 1 shares                       13.50%    1.06%       -6.99%
Russell 2000(R) Growth Index(2)      13.35%    6.93%       -0.23%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is July 5, 2000.
(2) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


SUNAMERICA SERIES TRUST                33

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay in kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                34

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  HIGH-YIELD BOND
                                     PORTFOLIO
                                  ---------------


1997                                   14.42%
1998                                   -2.95%
1999                                    6.50%
2000                                   -9.30%
2001                                   -4.30%
2002                                   -5.93%
2003                                   31.74%
2004                                   17.50%
2005                                    8.81%
2006                                   14.65%


Best Quarter:  11.49% (quarter ended 06/30/03)

Worst Quarter:  -8.40% (quarter ended 09/30/98)

Year-to-date calendar return:  1.86% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                  1       5        10
                                                YEAR    YEARS    YEARS
                                               ------   -----    -----


Class 1 shares                                 14.65%   12.68%    6.43%
Merrill Lynch High Yield Master II Index(1)    11.77%    9.86%    6.61%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.



SUNAMERICA SERIES TRUST                35

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio's net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

CURRENCY VOLATILITY RISK. The Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level

SUNAMERICA SERIES TRUST                36

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  INTERNATIONAL DIVERSIFIED
                                      EQUITIES PORTFOLIO
                                  -------------------------


1997                                          6.37%
1998                                         18.53%
1999                                         24.59%
2000                                        -18.32%
2001                                        -24.02%
2002                                        -28.48%
2003                                         31.88%
2004                                         16.44%
2005                                         13.87%
2006                                         23.39%


Best Quarter:  17.56% (quarter ended 12/31/99)

Worst Quarter:  -26.49% (quarter ended 09/30/02)

Year-to-date calendar return:  4.17% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5        10
                                                     YEAR    YEARS    YEARS
                                                    ------   -----    -----


Class 1 shares                                      23.39%    9.07%    4.17%
MSCI EAFE(R) Index(1)                               26.34%   14.98%    7.71%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.




SUNAMERICA SERIES TRUST                37

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                38

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1, Class 2 and Class 3 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                               INTERNATIONAL GROWTH
                                     & INCOME
                                     PORTFOLIO
                               --------------------


1998                                   10.83%
1999                                   24.18%
2000                                    1.16%
2001                                  -22.24%
2002                                  -20.89%
2003                                   36.85%
2004                                   20.90%
2005                                   14.30%
2006                                   27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE
                                           YEAR    YEARS   INCEPTION(1)
                                          ------   -----   ------------


Class 1 shares                            27.06%   13.71%      8.51%
S&P/Citigroup World ex-US Value Primary
Markets Index(2)                          27.22%   17.90%      9.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                39

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Marsico Capital Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities. In selecting investments for the Portfolio, the Subadviser uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, the Subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Subadviser has observed.

The Subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Subadviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.


SUNAMERICA SERIES TRUST                40

MARSICO FOCUSED GROWTH PORTFOLIO
(FORMERLY, MARSICO GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                MARSICO FOCUSED
                               GROWTH PORTFOLIO
                               ----------------


2001                                -13.53%
2002                                -11.24%
2003                                 30.20%
2004                                 11.24%
2005                                 10.74%
2006                                  8.60%


Best Quarter:  13.00% (quarter ended 06/30/03)

Worst Quarter:  -14.66% (quarter ended 09/30/01)

Year-to-date calendar return:  -0.48% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE
                                           YEAR    YEARS   INCEPTION(1)
                                          ------   -----   ------------


Class 1 shares                             8.60%    9.10%      4.95%
S&P 500(R) Index(2)                       15.79%    6.19%      2.94%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 29, 2000.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                41

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable growth of income and long term growth and appreciation. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest in securities of any market capitalization. The Portfolio may also invest in foreign securities (up to 20% of net assets).

In selecting investments for the Portfolio, the Subadviser is not constrained to any particular investment style. The Subadviser may invest the Portfolio's assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more).

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than

SUNAMERICA SERIES TRUST                42

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO

--------------------------------------------------------------------------------


those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   MFS(R) MASSACHUSETTS
                                      INVESTORS TRUST
                                         PORTFOLIO
                                   --------------------


1997                                       23.22%
1998                                       29.28%
1999                                        5.93%
2000                                       -0.32%
2001                                      -16.04%
2002                                      -21.00%
2003                                       22.50%
2004                                       11.85%
2005                                        7.71%
2006                                       13.14%


Best Quarter:  22.03% (quarter ended 12/31/98)

Worst Quarter:  -15.56% (quarter ended 09/30/02)

Year-to-date calendar return:  1.01% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5        10
                                                     YEAR    YEARS    YEARS
                                                    ------   -----    -----


Class 1 shares                                      13.14%    5.69%    6.42%
S&P 500(R) Index(1)                                 15.79%    6.19%    8.42%



* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.




SUNAMERICA SERIES TRUST                43

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is reasonable current income, long term capital growth and conservation of capital. The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its net assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its total assets in fixed-income senior securities. The Portfolio's investments in fixed-income securities may include corporate bonds, U.S. Government securities, pass-through securities, foreign government securities and junk bonds (up to 10% of net assets). The Portfolio may invest in foreign securities (up to 20% of net assets), including securities of issuers located in emerging markets.

The Portfolio focuses on investing its assets in the stock of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations (i.e., market capitalization of $5 billion or more). Generally, substantially all of the Portfolio's investments in debt instruments are investment grade.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENTS RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or "EMERGING MARKET" countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered

SUNAMERICA SERIES TRUST                44

MFS(R) TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------


speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1*
(Years Ended December 31)

(BAR CHART)


                                   INTERNATIONAL GROWTH
                                         & INCOME
                                         PORTFOLIO
                                   --------------------


1997                                       16.90%
1998                                       19.53%
1999                                        2.88%
2000                                       17.01%
2001                                        0.52%
2002                                       -4.85%
2003                                       16.86%
2004                                       11.30%
2005                                        3.09%
2006                                       11.98%


Best Quarter:  13.55% (quarter ended 12/31/98)

Worst Quarter:  -8.16% (quarter ended 09/30/02)

Year-to-date calendar return:  1.95% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5        10
                                                     YEAR    YEARS    YEARS
                                                    ------   -----    -----


Class 1                                             11.98%    7.40%    9.22%
S&P 500 Index(1)                                    15.79%    6.19%    8.42%
Lehman Brothers U.S. Aggregate Index(2)              4.33%    5.06%    6.24%
Treasury Bills(3)                                    4.67%    2.35%    3.58%
Blended Index(3)                                    10.58%    5.64%    7.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(3) The Blended Index consists of 35% Lehman Brothers U.S. Aggregate Index, 55% S&P 500 Index and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.



SUNAMERICA SERIES TRUST                45

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the Subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company included in the Russell Midcap index during the most recent 12-month period. During the 12-month period ended January 31, 2007, the smallest company in the Russell Midcap Index has a market-cap of $265 million and the largest company in the Russell Midcap Index has a market-cap of $27.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the Subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the Subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The Subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the Subadviser's research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The Subadviser sells a security for several reasons. The Subadviser may sell a security due to a change in the company's fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the Subadviser may also sell a security which the Subadviser no longer considers reasonably valued.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.


SUNAMERICA SERIES TRUST                46

MID-CAP GROWTH PORTFOLIO
(FORMERLY, MFS MID-CAP GROWTH PORTFOLIO)

--------------------------------------------------------------------------------

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.75% to 0.77%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                     MID CAP
                                GROWTH PORTFOLIO
                                ----------------


2000                                   9.61%
2001                                 -22.62%
2002                                 -47.17%
2003                                  37.31%
2004                                  14.09%
2005                                   3.20%
2006                                   2.56%


Best Quarter:  26.80% (quarter ended 12/31/01)

Worst Quarter: -35.89% (quarter ended 09/30/01)

Year-to-date calendar return:  4.58% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5          SINCE
                                           YEAR    YEARS    INCEPTION(1)
                                          ------   -----    ------------



Class 1 shares                             2.56%   -2.61%       2.66%
Russell Midcap(R) Growth Index(2)         10.66%    8.22%       5.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is April 1, 1999.
(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



SUNAMERICA SERIES TRUST                47

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings;
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

REAL ESTATE INDUSTRY RISK. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in REITs.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                48

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                               REAL ESTATE
                                PORTFOLIO
                               -----------


1998                              -15.36%
1999                               -7.42%
2000                               23.80%
2001                                6.00%
2002                                6.26%
2003                               37.91%
2004                               34.57%
2005                               13.30%
2006                               34.48%


Best Quarter:  15.55% (as of 03/31/06)

Worst Quarter:  -11.07% (as of 09/30/98)

Year-to-date calendar return:  4.07% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE
                                           YEAR    YEARS   INCEPTION(1)
                                          ------   -----   ------------


Class 1 shares                            34.48%   24.61%      14.48%
Morgan Stanley REIT Index(2)              35.92%   23.22%      15.03%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.



SUNAMERICA SERIES TRUST                49

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Franklin Advisory Services, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the Subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the Subadviser's opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The Subadviser employs a bottom-up stock selection process and the Subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL SIZED COMPANIES RISK. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.


SUNAMERICA SERIES TRUST                50

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  SMALL COMPANY
                                 VALUE PORTFOLIO
                                 ---------------


1999                                   6.15%
2000                                  17.04%
2001                                   4.50%
2002                                  -8.63%
2003                                  32.42%
2004                                  25.39%
2005                                  11.03%
2006                                  18.41%


Best Quarter:  19.83% (quarter ended 06/30/03)

Worst Quarter:  -19.87% (quarter ended 09/30/02)

Year-to-date calendar return:  3.18% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5         SINCE
                                           YEAR    YEARS   INCEPTION(1)
                                          ------   -----   ------------


Class 1 shares                            18.41%   14.81%      13.17%
Russell 2000(R) Value Index(2)            23.48%   15.37%      14.55%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


SUNAMERICA SERIES TRUST                51

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The Portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical and semiconductor industries, among others. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The technology companies in which the Portfolio invests include those that the Subadviser believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.

The Portfolio may also invest in foreign securities, including American Depositary Receipts, securities of issuers located in emerging markets and derivatives, including options and futures.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks

SUNAMERICA SERIES TRUST                52

TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------


associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. d/b/a Van Kampen served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                TECHNOLOGY PORTFOLIO
                                --------------------


2001                                   -47.63%
2002                                   -49.29%
2003                                    50.84%
2004                                    -2.59%
2005                                    -0.38%
2006                                     1.15%


Best Quarter:  40.64% (quarter ended 12/31/01)

Worst Quarter:  -45.25% (quarter ended 03/31/01)

Year-to-date calendar return:  0.75% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                             1       5          SINCE
                                           YEAR    YEARS    INCEPTION(1)
                                          ------   -----    ------------


Class 1 shares                             1.15%   -5.57%      -18.50%
Merrill Lynch 100
Technology Index(2)                       11.23%    4.66%       -9.67%
Nasdaq Composite Index(3)                 10.38%    4.99%       -6.49%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is July 5, 2001.
(2) Effective May 1, 2007, the Portfolio selected the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. The Portfolio changed benchmarks because the Portfolio changed subadvisers and the new benchmark is more consistent with the new Subadviser's investment style.
(3) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.



SUNAMERICA SERIES TRUST                53

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of utility companies. Utility companies include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in fixed income securities, including corporate bonds, mortgage-backed and asset-backed securities and junk bonds (up to 20% of net assets). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

UTILITY INDUSTRY RISK. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.


SUNAMERICA SERIES TRUST                54

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, MFS assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 TELECOM UTILITY
                                    PORTFOLIO
                                 ---------------


1997                                   25.73%
1998                                   14.04%
1999                                    1.78%
2000                                   -9.00%
2001                                  -13.76%
2002                                  -23.77%
2003                                   18.75%
2004                                   16.89%
2005                                    6.53%
2006                                   26.39%


Best Quarter:  15.95% (quarter ended 06/30/03)

Worst Quarter:  -18.24% (quarter ended 09/30/02)

Year-to-date calendar return:  5.24% (as of 03/31/07)



SUNAMERICA SERIES TRUST                55

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                    1       5       10
                                  YEAR    YEARS   YEARS
                                 ------   -----   -----


Class 1 shares                   26.39%    7.34%   5.02%
S&P 500(R) Index(1)              15.79%    6.19%   8.42%
S&P Utility Index(2)             20.96%    9.16%   8.22%
S&P Telecommunication Services
Index(3)                         36.65%    1.85%   4.19%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.

(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
(3) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R).


SUNAMERICA SERIES TRUST                56

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high income securities of issuers located throughout the world. The Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio's assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.

The Portfolio also may invest in U.S. and non-U.S. government fixed income securities and investment grade corporate bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods

SUNAMERICA SERIES TRUST                57

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------


compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                    WORLDWIDE HIGH
                                   INCOME PORTFOLIO
                                   ----------------


1997                                     15.54%
1998                                    -17.07%
1999                                     19.31%
2000                                     -2.96%
2001                                     -3.20%
2002                                     -0.39%
2003                                     25.94%
2004                                      9.37%
2005                                      7.35%
2006                                      9.56%


Best Quarter:  10.43% (quarter ended 06/30/97)

Worst Quarter:  -24.35% (quarter ended 09/30/98)

Year-to-date calendar return:  2.21% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                                       1       5       10
                                                     YEAR    YEARS   YEARS
                                                    ------   -----   -----


Class 1 shares                                       9.56%   10.04%   5.65%
First Boston High-Yield Bond Index(1)               11.91%   11.07%   7.09%
J.P. Morgan EMBI Global Index(2)                     9.88%   14.08%  10.67%
Blended Index(3)                                    10.92%   12.63%   9.07%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.
(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
(3) The Blended Index consists of 50% First Boston High-Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.



SUNAMERICA SERIES TRUST                58

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                         AGGRESSIVE GROWTH           ALLIANCE GROWTH                BALANCED
                                             PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.72%                      0.61%                      0.64%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.09%                      0.05%                      0.10%
Total Annual Portfolio Operating
  Expenses(1)                                  0.81%                      0.66%                      0.74%

                                           BLUE CHIP GROWTH
                                             PORTFOLIO(2)
                                     ----------------------------
                                                CLASS 1
                                     ----------------------------


Management Fees                                  0.70%
Service (12b-1) Fees                             0.00%
Other Expenses(1)                                0.15%
Total Annual Portfolio Operating
  Expenses(1)                                    0.85%




                                          CAPITAL GROWTH             CASH MANAGEMENT             CORPORATE BOND
                                        PORTFOLIO(2)(5)(7)              PORTFOLIO                  PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.90%                      0.45%                      0.55%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.29%                      0.05%                      0.05%
Total Annual Portfolio Operating
  Expenses(1)                                  1.19%                      0.50%                      0.60%

                                             DAVIS VENTURE
                                            VALUE PORTFOLIO
                                     ----------------------------
                                                CLASS 1
                                     ----------------------------


Management Fees                                  0.71%
Service (12b-1) Fees                             0.00%
Other Expenses(1)                                0.05%
Total Annual Portfolio Operating
  Expenses(1)                                    0.76%




                                             "DOGS" OF
                                            WALL STREET             EMERGING MARKETS          EQUITY OPPORTUNITIES
                                             PORTFOLIO                PORTFOLIO(4)                PORTFOLIO(3)
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.60%                      1.11%                      0.76%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.11%                      0.29%                      0.07%
Total Annual Portfolio Operating
  Expenses(1)                                  0.71%                      1.40%                      0.83%

                                              FUNDAMENTAL
                                                GROWTH
                                            PORTFOLIO(4)(5)
                                     ----------------------------
                                                CLASS 1
                                     ----------------------------


Management Fees                                  0.84%
Service (12b-1) Fees                             0.00%
Other Expenses(1)                                0.10%
Total Annual Portfolio Operating
  Expenses(1)                                    0.94%




                                            GLOBAL BOND              GLOBAL EQUITIES             GROWTH-INCOME
                                             PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.68%                      0.78%                      0.57%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.14%                      0.11%                      0.06%
Total Annual Portfolio Operating
  Expenses(1)                                  0.82%                      0.89%                      0.63%

                                         GROWTH OPPORTUNITIES
                                            PORTFOLIO(2)(7)
                                     ----------------------------
                                                CLASS 1
                                     ----------------------------


Management Fees                                  0.75%
Service (12b-1) Fees                             0.00%
Other Expenses(1)                                0.19%
Total Annual Portfolio Operating
  Expenses(1)                                    0.94%




                                                                      INTERNATIONAL
                                          HIGH-YIELD BOND              DIVERSIFIED          INTERNATIONAL GROWTH AND
                                             PORTFOLIO             EQUITIES PORTFOLIO           INCOME PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.62%                      0.83%                      0.91%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.07%                      0.11%                      0.12%
Total Annual Portfolio Operating
  Expenses(1)                                  0.69%                      0.94%                      1.03%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio Operating
  Expenses(1)




                                              MARSICO             MFS(R) MASSACHUSETTS               MFS(R)
                                          FOCUSED GROWTH             INVESTORS TRUST              TOTAL RETURN
                                             PORTFOLIO                  PORTFOLIO                  PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.85%                      0.70%                      0.65%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.08%                      0.08%                      0.06%
Total Annual Portfolio Operating
  Expenses(1)                                  0.93%                      0.78%                      0.71%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio Operating
  Expenses(1)




SUNAMERICA SERIES TRUST                59

FEES AND EXPENSES

--------------------------------------------------------------------------------


                                          MID-CAP GROWTH               REAL ESTATE            SMALL COMPANY VALUE
                                           PORTFOLIO(3)                 PORTFOLIO               PORTFOLIO(2)(6)
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                0.77%                      0.77%                      1.00%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.07%                      0.05%                      0.60%
Total Annual Portfolio Operating
  Expenses(1)                                  0.84%                      0.82%                      1.60%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio Operating
  Expenses(1)




                                            TECHNOLOGY               TELECOM UTILITY             WORLDWIDE HIGH
                                             PORTFOLIO                  PORTFOLIO               INCOME PORTFOLIO
                                     ------------------------    ----------------------    -------------------------
                                              CLASS 1                    CLASS 1                    CLASS 1
                                     ------------------------    ----------------------    -------------------------


Management Fees                                1.00%                      0.75%                      0.80%
Service (12b-1) Fees                           0.00%                      0.00%                      0.00%
Other Expenses(1)                              0.19%                      0.15%                      0.17%
Total Annual Portfolio Operating
  Expenses(1)                                  1.19%                      0.90%                      0.97%



Management Fees
Service (12b-1) Fees
Other Expenses(1)
Total Annual Portfolio Operating
  Expenses(1)


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:


                                      Class 1


Aggressive Growth Portfolio             0.78%
Alliance Growth Portfolio               0.65%
Blue Chip Growth Portfolio              0.83%
Capital Growth Portfolio                1.17%
Davis Venture Value Portfolio*          0.76%
"Dogs" of Wall Street Portfolio         0.69%
Emerging Markets Portfolio              1.34%
Equity Opportunities Portfolio          0.79%
Fundamental Growth Portfolio            0.92%
Growth-Income Portfolio                 0.62%
International Growth and Income
  Portfolio                             1.02%
Marsico Focused Growth Portfolio        0.91%
MFS(R) Massachusetts Investors Trust
  Portfolio                             0.77%
MFS(R) Total Return Portfolio           0.70%
Mid-Cap Growth Portfolio                0.82%
Technology Portfolio                    1.16%
Telecom Utility Portfolio               0.86%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:


                                      Class 1


Blue Chip Growth Portfolio              0.85%
Capital Growth Portfolio                1.35%
Growth Opportunities Portfolio          1.00%
Small Company Value Portfolio           1.60%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were 0.69% and 0.75%, respectively. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1 shares of the Equity Opportunities Portfolio were 0.76% and for the Mid-Cap Growth Portfolio were 0.82%.


SUNAMERICA SERIES TRUST                60

FEES AND EXPENSES

--------------------------------------------------------------------------------



    (4) "Other Expenses" for the Emerging Markets Portfolio and the Fundamental Growth Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by these funds as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the funds, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) The Adviser is voluntarily waiving on an annual basis 0.05% and 0.10% of the Management Fees for the Capital Growth Portfolio and the Fundamental Growth Portfolio, respectively. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

    (6) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (2) and are included in "Total Annual Portfolio Operating Expenses":



                                      Class 1


Small Company Value Portfolio           0.14%


        As of January 31, 2007, the Portfolio listed above had a balance subject to recoupment by the Adviser.

    (7) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolios paid amounts to the Adviser to effectuate the recoupment described in footnote (2). Had the expense recoupment been included in "Total Annual Portfolio Operating Expenses" the ratios would have been as follows:


                                      Class 1


Capital Growth Portfolio                1.35%
Growth Opportunities Portfolio          1.00%


        As of January 31, 2007, the Portfolios listed above no longer have a balance subject to recoupment by the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*...........................   $ 83      $259      $450     $1,002
Alliance Growth Portfolio*.............................     67       211       368        822
Balanced Portfolio.....................................     76       237       411        918
Blue Chip Growth Portfolio*............................     87       271       471      1,049
Capital Growth Portfolio*..............................    121       378       654      1,443
Cash Management Portfolio..............................     51       160       280        628
Corporate Bond Portfolio...............................     61       192       335        750
Davis Venture Value Portfolio*.........................     78       243       422        942
"Dogs" of Wall Street Portfolio*.......................     73       227       395        883
Emerging Markets Portfolio*............................    143       443       766      1,680
Equity Opportunities Portfolio *.......................     85       265       460      1,025
Fundamental Growth Portfolio*..........................     96       300       520      1,155
Global Bond Portfolio..................................     84       262       455      1,014
Global Equities Portfolio..............................     91       284       493      1,096
Growth-Income Portfolio*...............................     64       202       351        786
Growth Opportunities Portfolio*........................     96       300       520      1,155

SUNAMERICA SERIES TRUST                61

FEES AND EXPENSES

--------------------------------------------------------------------------------

                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------

High Yield Bond Portfolio..............................   $ 70      $221      $384     $  859
International Diversified Equities Portfolio...........     96       300       520      1,155
International Growth and Income Portfolio*.............    105       328       569      1,259
Marsico Focused Growth Portfolio*......................     95       296       515      1,143
MFS(R) Massachusetts Investors Trust Portfolio*........     80       249       433        966
MFS(R) Total Return Portfolio*.........................     73       227       395        883
Mid-Cap Growth Portfolio*..............................     86       268       466      1,037
Real Estate Portfolio..................................     84       262       455      1,014
Small Company Value Portfolio*.........................    103       505       871      1,900
Technology Portfolio*..................................    121       378       654      1,443
Telecom Utility Portfolio*.............................     92       287       498      1,108
Worldwide High Income Portfolio........................     99       309       536      1,190


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio...................................   $ 80      $249      $433     $  966
Alliance Growth Portfolio.....................................     66       208       362        810
Blue Chip Growth Portfolio....................................     85       265       460      1,025
Capital Growth Portfolio......................................    135       421       729      1,601
Davis Venture Value Portfolio+................................     78       243       422        942
"Dogs" of Wall Street Portfolio...............................     70       221       384        859
Emerging Markets Portfolio....................................    136       425       734      1,613
Equity Opportunities Portfolio................................     81       252       439        978
Fundamental Growth Portfolio..................................     94       293       509      1,131
Growth-Income Portfolio.......................................     63       199       346        774
Growth Opportunities Portfolio................................    102       318       552      1,225
International Growth and Income Portfolio.....................    104       325       563      1,248
Marsico Focused Growth Portfolio..............................     93       290       504      1,120
MFS(R) Massachusetts Investors Trust Portfolio................     79       246       428        954
MFS(R) Total Return Portfolio.................................     72       224       390        871
Mid-Cap Growth Portfolio......................................     84       262       455      1,014
Small Company Value Portfolio.................................    149       462       797      1,746
Technology Portfolio..........................................    118       368       638      1,409
Telecom Utility Portfolio.....................................     88       274       477      1,061


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                62

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

BLUE CHIP GROWTH PORTFOLIO. The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Emerging Markets
     -  Hedging Risk
     -  Market Volatility Risk
     -  Small and Medium Sized Companies Risk

CAPITAL GROWTH PORTFOLIO. The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions; and engage in short sales "against the box" (up to 25% of the Portfolio's assets). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Short Sales Risks

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                63

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

CORPORATE BOND PORTFOLIO. The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small- and Medium-Sized Companies Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

"DOGS" OF WALL STREET PORTFOLIO. The quarterly selection of the thirty stocks that meet the Portfolio's criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets.

The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Derivatives Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

FUNDAMENTAL GROWTH PORTFOLIO. The Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds, warrants, convertible securities, and emerging market securities. The Portfolio also may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Leverage Risk
     -  Market Volatility Risk

GLOBAL BOND PORTFOLIO. The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

     -  Hedging Risk
     -  Market Volatility Risk
     -  Prepayment Risk


SUNAMERICA SERIES TRUST                64

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

GROWTH-INCOME PORTFOLIO. The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

GROWTH OPPORTUNITIES PORTFOLIO. The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), mid-cap stocks, real estate investment trusts (up to 10% of net assets) and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Medium Companies Risk
     -  Real Estate Industry Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Technology Company Risk

HIGH-YIELD BOND PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Short Sales Risk

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

MARSICO FOCUSED GROWTH PORTFOLIO. The Portfolio may invest in convertible securities, warrants, options and futures and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay in kind
(PIK) bonds. The Portfolio also may invest in forward

SUNAMERICA SERIES TRUST                65

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Risk of Investing in Junk Bonds

MFS(R) MASSACHUSETTS INVESTORS TRUST PORTFOLIO. The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MFS(R) TOTAL RETURN PORTFOLIO. The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay in kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Interest Rate Fluctuations Risk
     -  Prepayment Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk

MID-CAP GROWTH PORTFOLIO. The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay in kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

REAL ESTATE PORTFOLIO. The Portfolio also may invest in foreign securities, convertible securities, corporate bonds U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Foreign Investment Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

SMALL COMPANY VALUE PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds


SUNAMERICA SERIES TRUST                66

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

     -  Securities Selection Risk
     -  Sector Risk

TECHNOLOGY PORTFOLIO. The Portfolio may invest in warrants and rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures). Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

TELECOM UTILITY PORTFOLIO. The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  OTC Risk
     -  Prepayment Risk
     -  Real Estate Industry Risk
     -  Securities Selection Risk

WORLDWIDE HIGH INCOME PORTFOLIO. The Portfolio may also invest in hybrid instruments; options and futures; illiquid securities (up to 15% of net assets and forward commitments. The Portfolio may engage in currency transactions. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                67

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country,

SUNAMERICA SERIES TRUST                68

GLOSSARY

--------------------------------------------------------------------------------


and is usually a bond issued by a non-European company for sale in Europe.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally

SUNAMERICA SERIES TRUST                69

GLOSSARY

--------------------------------------------------------------------------------


        guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to

SUNAMERICA SERIES TRUST                70

GLOSSARY

--------------------------------------------------------------------------------


sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the

SUNAMERICA SERIES TRUST                71

GLOSSARY

--------------------------------------------------------------------------------


value of the interest payments is based, is tied to a reference pool or pools of mortgages.

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may

SUNAMERICA SERIES TRUST                72

GLOSSARY

--------------------------------------------------------------------------------


carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.


SUNAMERICA SERIES TRUST                73

GLOSSARY

--------------------------------------------------------------------------------

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.


SUNAMERICA SERIES TRUST                74

GLOSSARY

--------------------------------------------------------------------------------

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

OVER-THE-COUNTER RISK - OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular

SUNAMERICA SERIES TRUST                75

GLOSSARY

--------------------------------------------------------------------------------


stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The

SUNAMERICA SERIES TRUST                76

GLOSSARY

--------------------------------------------------------------------------------


technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY RISK - Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

VALUE INVESTING RISK - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                77

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Blue Chip Growth Portfolio                0.70%
Capital Growth Portfolio                  0.90%
Cash Management Portfolio                 0.45%
Corporate Bond Portfolio                  0.55%
Davis Venture Value Portfolio             0.71%
"Dogs" of Wall Street Portfolio           0.60%
Emerging Markets Portfolio                1.11%
Equity Opportunities Portfolio            0.69%*
Fundamental Growth Portfolio              0.84%
Global Bond Portfolio                     0.68%
Global Equities Portfolio                 0.78%
Growth-Income Portfolio                   0.57%
Growth Opportunities Portfolio            0.75%
High Yield Bond Portfolio                 0.62%
International Diversified Equities
  Portfolio                               0.83%
International Growth and Income
  Portfolio                               0.91%
Marsico Focused Growth Portfolio          0.85%
MFS(R) Massachusetts Investors Trust
  Portfolio                               0.70%
MFS(R) Total Return Portfolio             0.65%
Mid-Cap Growth Portfolio                  0.75%*
Real Estate Portfolio                     0.77%
Small Company Value Portfolio             1.00%
Technology Portfolio                      1.00%
Telecom Utility Portfolio                 0.75%
Worldwide High Income Portfolio           0.80%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio equal to 0.76% and 0.77%, respectively, of such Portfolio's average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, Blue Chip Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth

SUNAMERICA SERIES TRUST                78

MANAGEMENT

--------------------------------------------------------------------------------


segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined AIG SAAMCo in February 2006 and is currently a Vice President and Senior Portfolio Manager. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor's Corporation from 1998 to 2001.

The "Dogs" of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at AIG SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation

The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"), also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he

SUNAMERICA SERIES TRUST                79

MANAGEMENT

--------------------------------------------------------------------------------


was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined AllianceBernstein in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

The Technology Portfolio is managed by Wayne Collette, CFA. Mr. Collette is a portfolio manager and a vice president for CMA. Mr. Collette has been associated with CMA or its predecessors since 2001. Prior to joining CMA, Mr. Collette was an associate portfolio manager with Neuberger Berman from 1999 to 2001.

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

FEDERATED INVESTMENT MANAGEMENT COMPANY (FEDERATED) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio. Previously, the Subadviser for each of the Portfolio was Federated Investment Counseling. Both Federated and Federated Investment Counseling are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser did not change the portfolio manager for the Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2006, Federated and affiliated companies had approximately $237 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment

SUNAMERICA SERIES TRUST                80

MANAGEMENT

--------------------------------------------------------------------------------


vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2006, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $664.4 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

The Mid Cap Growth Portfolio is managed by Timothy Parton and Christopher Jones. Mr. Parton, a vice president of JP Morgan, is a portfolio manager in the U.S. Equity Group. Since January 2001 he has been co-manager of the firm's mid cap growth strategy. Mr. Parton's analytical focus is on technology, financial services, energy, and transportation. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios. Mr. Parton is a CFA charterholder. Mr. Jones, a Managing Director of JP Morgan, is a portfolio manager in the U.S. Equity Group. An employee since 1982, Mr. Jones heads the Growth Portfolios Group, which comprises large, mid, small, multi-cap and micro cap products as well as life

SUNAMERICA SERIES TRUST                81

MANAGEMENT

--------------------------------------------------------------------------------


sciences and technology. He has had fund management and analytical responsibilities on the small cap team since 1986, and has served as the team's chief investment officer since 1993. Mr. Jones is a CFA charterholder.

MARSICO CAPITAL MANAGEMENT, LLC (MARSICO) is located at 1200 Seventeenth Street, Suite 1600, Denver, CO 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and private accounts. As of December 31, 2006, Marsico managed approximately $83.7 billion in assets.

The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico. Mr. Marsico is the Chief Investment Officer and a Portfolio Manager of Marsico. Mr. Marsico has over 20 years experience as a Securities Analyst and Portfolio Manager.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The MFS(R) Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty joined MFS in 2002 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Mr. Beatty was an Equity Analyst at State Street Research & Management Co. Ms. Zatlyn joined MFS in 2001 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, Ms. Zatlyn was an Investment Analyst at Bowman Capital Management, where she was employed from 1999 to 2001.

The MFS(R) Total Return Portfolio is managed by an investment team led by Brooks
A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, Kenneth J. Enright, William P. Douglas, Richard O. Hawkins and Alan T. Langsner. Mr. Taylor manages the Portfolio's equity portion. He joined MFS in 1996 and is currently a Senior Vice President and Portfolio Manager. Mr. Gorham manages the Portfolio's equity portion. He joined MFS in 1992 and is currently a Senior Vice President and Portfolio Manager. Mr. Chitkara manages the Portfolio's equity portion. He joined MFS in 1997 and is currently a Vice President and Equity Research Analyst. Mr. Roberge manages the Portfolio's fixed income portion. He joined MFS in 1996 and is currently an Executive Vice President and Portfolio Manager. Mr. Enright manages the Portfolio's equity portion. He joined MFS in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Douglas manages the Portfolio's mortgage backed debt securities portion. He joined MFS in 2004 and is currently a Vice President and Portfolio Manager. Prior to joining MFS, he served as Vice President and Senior Mortgage Analyst at Wellington Management Company, LLP from 1994 to 2004. Mr. Hawkins manages the Portfolio's debt securities portion. He joined MFS in 1988 and is currently a Senior Vice President and Portfolio Manager. Mr. Langsner manages the Portfolio's multi-cap value equities portion. He joined MFS in 1999 and is currently a Vice President and Portfolio Manager.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy joined MFS in 1991 and is currently a Senior Vice president and Portfolio Manager. Mr. Persons joined MFS in 2000 and is currently a Vice President and Portfolio Manager.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen." As of December 31, 2006, MSIM Inc. together with its affiliated asset management companies had approximately $492 billion in assets under management.

The Growth Opportunities Portfolio is managed by a team of portfolio managers led by Matthew Hart. Additional team members include Gary M. Lewis, Janet Luby, Dudley Brickhouse and Scott Miller. Mr. Hart, Executive Director and Portfolio Manager of MSIM Inc., is responsible for the execution of the overall strategy of the Fund. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Lewis, Managing Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1986 and joined the investment team in 1989. Ms. Luby, Executive Director

SUNAMERICA SERIES TRUST                82

MANAGEMENT

--------------------------------------------------------------------------------


and Portfolio Manager of MSIM Inc., has worked for the firm since 1995 and joined the investment team in 1995. Mr. Brickhouse, Executive Director and Portfolio Manager of MSIM Inc., has worked for the firm since 1997 and joined the investment team in 1997. Mr. Miller, Vice President and Portfolio Manager of MSIM Inc., has worked for the firm since 2001 and joined the investment team in 2001.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. The High Yield Team includes Joshua Givelber. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

The Capital Growth Portfolio is co-managed by Mr. Marc Baylin and William Wilby. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002. Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.


SUNAMERICA SERIES TRUST                83

MANAGEMENT

--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (WELLS CAPITAL) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2006, Wells Capital managed assets aggregating in excess of $189 billion.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas
J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team's Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Pence has earned the right to use the CFA designation.

Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Harris has earned the right to use the CFA designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                84

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                85

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell

SUNAMERICA SERIES TRUST                86

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.


SUNAMERICA SERIES TRUST                87

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                88

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

--------------------------------------------------------------------------------


                                         NET
                           NET        REALIZED         TOTAL          DIVIDENDS         DIVIDENDS
            NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET      FROM NET                      NET ASSET
              VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-           REALIZED                        VALUE
 PERIOD     BEGINNING     INCOME         ON            MENT              MENT            GAIN ON          TOTAL          END OF
  ENDED     OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME         INVESTMENTS    DISTRIBUTIONS      PERIOD
--------------------------------------------------------------------------------------------------------------------------------



                                              Cash Management Portfolio -- Class 1
01/31/03      $11.07      $0.15        $(0.02)         $0.13           $(0.37)           $    --          $(0.37)        $10.83
01/31/04       10.83       0.08          0.00           0.08            (0.23)                --           (0.23)         10.68
01/31/05       10.68       0.10         (0.01)          0.09            (0.08)                --           (0.08)         10.69
01/31/06       10.69       0.32            --           0.32            (0.09)                --           (0.09)         10.92
01/31/07       10.92       0.52         (0.01)          0.51            (0.28)                --           (0.28)         11.15
                                               Corporate Bond Portfolio -- Class 1
01/31/03       11.17       0.80         (0.02)          0.78            (0.71)                --           (0.71)         11.24
01/31/04       11.24       0.69          0.71           1.40            (0.72)                --           (0.72)         11.92
01/31/05       11.92       0.65          0.07           0.72            (0.62)                --           (0.62)         12.02
01/31/06       12.02       0.62         (0.44)          0.18            (0.55)                --           (0.55)         11.65
01/31/07       11.65       0.65          0.02           0.67            (0.53)                --           (0.53)         11.79
                                                Global Bond Portfolio -- Class 1
01/31/03      $10.63      $0.42        $ 0.25          $0.67           $(0.18)           $(0.15)          $(0.33)        $10.97
01/31/04       10.97       0.36          0.05           0.41                --                --              --          11.38
01/31/05       11.38       0.32          0.18           0.50                --            (0.14)           (0.14)         11.74
01/31/06       11.74       0.28          0.06           0.34            (0.38)            (0.06)           (0.44)         11.64
01/31/07       11.64       0.30          0.04           0.34            (1.11)            (0.23)           (1.34)         10.64

                           NET                    RATIO OF NET
                         ASSETS      RATIO OF      INVESTMENT
                         END OF      EXPENSES       INCOME TO
 PERIOD       TOTAL      PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
  ENDED     RETURN**     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
---------------------------------------------------------------------------



                    Cash Management Portfolio -- Class 1
01/31/03       1.22%    $457,994       0.52%          1.37%           --%
01/31/04       0.72      244,351       0.54           0.69            --
01/31/05       0.86      227,570       0.56           0.90            --
01/31/06       3.04      191,254       0.54           2.91            --
01/31/07       4.71      216,529       0.50           4.63            --
                    Corporate Bond Portfolio -- Class 1
01/31/03       7.17      263,378       0.65           7.17            46(1)
01/31/04      12.67      277,860       0.64           5.89            48(1)
01/31/05       6.18      279,090       0.63           5.46            33(1)
01/31/06       1.60      280,564       0.62           5.23            44
01/31/07       5.82      285,098       0.60           5.53            41
                      Global Bond Portfolio -- Class 1
01/31/03       6.36%    $132,160       0.80%          3.89%           66%
01/31/04       3.74      114,854       0.82           3.17           115
01/31/05       4.38      102,785       0.83           2.79            86
01/31/06       2.98       97,472       0.83           2.40           164
01/31/07       3.08       85,764       0.82           2.57            44



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      2003  2004  2005
                                                                      ----  ----  ----

Corporate Bond......................................................  45%    46%   32%




SUNAMERICA SERIES TRUST                89

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                       NET                                           DIVIDENDS
                         NET        REALIZED         TOTAL          DIVIDENDS         FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-          GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT              MENT           INVEST-         TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME           MENTS      DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                           High-Yield Bond Portfolio -- Class 1
01/31/03    $7.01       $0.63        $(0.98)        $(0.35)           $(0.99)           $--           $(0.99)       $5.67
01/31/04     5.67        0.58          1.21           1.79             (0.46)            --            (0.46)        7.00
01/31/05     7.00        0.61          0.35           0.96             (0.66)            --            (0.66)        7.30
01/31/06     7.30        0.57          0.16           0.73             (0.77)            --            (0.77)        7.26
01/31/07     7.26        0.54          0.34           0.88             (0.60)            --            (0.60)        7.54
                                        Worldwide High Income Portfolio -- Class 1
01/31/03     7.65        0.67         (0.72)         (0.05)            (1.06)            --            (1.06)        6.54
01/31/04     6.54        0.52          1.11           1.63             (0.63)            --            (0.63)        7.54
01/31/05     7.54        0.56          0.07           0.63             (0.49)            --            (0.49)        7.68
01/31/06     7.68        0.52          0.10           0.62             (0.63)            --            (0.63)        7.67
01/31/07     7.67        0.48          0.13           0.61             (0.60)            --            (0.60)        7.68

-------------------------------------------------------------------------------
                         NET                    RATIO OF NET
                       ASSETS      RATIO OF      INVESTMENT
                       END OF      EXPENSES        INCOME
 PERIOD     TOTAL      PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)     NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------------------

                      High-Yield Bond Portfolio -- Class 1
01/31/03    (3.92)%   $221,410       0.75%          10.09%         121%(2)
01/31/04    32.41      311,063       0.73            9.09          125(2)
01/31/05    14.59      269,008       0.72            8.66           88(2)
01/31/06    10.65      242,766       0.74(1)         7.75(1)        71
01/31/07    12.41      231,605       0.69            7.22           60
                   Worldwide High Income Portfolio -- Class 1
01/31/03     0.45       77,847       1.15            9.55          103(2)
01/31/04    25.40       92,530       1.15            7.16          149(2)
01/31/05     8.64       86,357       1.13            7.37           90(2)
01/31/06     8.49       80,462       0.97            6.69           48
01/31/07     8.27       74,677       0.97            6.26           42



--------



  *  Calculated based upon average shares outstanding.
 **  Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)  Gross of custody credits of 0.01%.
(2)  Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:




                                                                    2003  2004  2005
                                                                    ----  ----  ----

High-Yield Bond...................................................  121%   125%  88%
Worldwide High Income.............................................  103    149   90




SUNAMERICA SERIES TRUST                90

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                                Balanced Portfolio -- Class 1
01/31/03    $14.02      $0.25        $(2.34)        $(2.09)       $(0.34)      $   --         $(0.34)      $11.59     (14.95)%
01/31/04     11.59       0.18          1.95           2.13         (0.29)          --          (0.29)       13.43      18.51
01/31/05     13.43       0.28          0.32           0.60         (0.21)          --          (0.21)       13.82       4.52
01/31/06     13.82       0.31          0.30           0.61         (0.35)          --          (0.35)       14.08       4.55(3)
01/31/07     14.08       0.36          1.10           1.46         (0.41)          --          (0.41)       15.13      10.46
                                            MFS Total Return Portfolio -- Class 1
01/31/03     15.39       0.41         (1.34)         (0.93)        (0.29)       (0.18)         (0.47)       13.99      (5.96)
01/31/04     13.99       0.36          2.51           2.87         (0.65)          --          (0.65)       16.21      20.73
01/31/05     16.21       0.41          0.97           1.38         (0.03)          --          (0.03)       17.56       8.53
01/31/06     17.56       0.44          0.50           0.94         (0.39)       (0.85)         (1.24)       17.26       5.74
01/31/07     17.26       0.50          1.47           1.97         (0.43)       (0.61)         (1.04)       18.19      11.76

-------------------------------------------------------------------
             NET                    RATIO OF NET
           ASSETS      RATIO OF      INVESTMENT
           END OF      EXPENSES        INCOME
 PERIOD    PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED    (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------

                   Balanced Portfolio -- Class 1
01/31/03  $310,531       0.68%          1.91%          611%(2)
01/31/04   318,419       0.69           1.45           187(2)
01/31/05   275,323       0.72(1)        2.03(1)        192(2)
01/31/06   224,250       0.73(1)        2.16(1)        227
01/31/07   191,204       0.74           2.50           141
               MFS Total Return Portfolio -- Class 1
01/31/03   516,660       0.72(1)        2.81(1)         73(2)
01/31/04   630,428       0.74(1)        2.37(1)         56(2)
01/31/05   660,464       0.74(1)        2.42(1)         64(2)
01/31/06   674,833       0.71(1)        2.48(1)         44
01/31/07   660,292       0.71(1)        2.83(1)         51



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----

Balanced Class 1....................................    --%   --% 0.00% 0.02%   --%
MFS Total Return Class 1............................  0.01  0.02  0.02  0.01  0.01



(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                             2003  2004  2005
                                                             ----  ----  ----

Balanced...................................................   611%  186%  192%
MFS Total Return...........................................    68    49    60



(3) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                91

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Telecom Utility Portfolio -- Class 1
01/31/03    $10.01      $0.41        $(2.71)        $(2.30)       $(0.87)     $    --         $(0.87)      $ 6.84     (22.90)%
01/31/04      6.84       0.36          1.25           1.61         (0.48)          --          (0.48)        7.97      24.12
01/31/05      7.97       0.34          0.75           1.09         (0.41)          --          (0.41)        8.65      14.11
01/31/06      8.65       0.32          0.60           0.92         (0.39)          --          (0.39)        9.18      10.90
01/31/07      9.18       0.35          1.78           2.13         (0.37)          --          (0.37)       10.94      23.49
                                              Growth-Income Portfolio -- Class 1
01/31/03     21.75       0.16         (4.86)         (4.70)        (0.17)          --          (0.17)       16.88     (21.61)
01/31/04     16.88       0.13          5.43           5.56         (0.19)          --          (0.19)       22.25      33.04
01/31/05     22.25       0.10          1.06           1.16         (0.16)          --          (0.16)       23.25       5.25
01/31/06     23.25       0.14          3.11           3.25         (0.14)          --          (0.14)       26.36      14.05
01/31/07     26.36       0.20          1.42           1.62         (0.20)          --          (0.20)       27.78       6.17
                                          Equity Opportunities Portfolio -- Class 1
01/31/03     14.84       0.19         (3.27)         (3.08)        (0.15)          --          (0.15)       11.61     (20.76)
01/31/04     11.61       0.21          3.63           3.84         (0.21)          --          (0.21)       15.24      33.25
01/31/05     15.24       0.23          0.82           1.05         (0.23)          --          (0.23)       16.06       6.95(2)
01/31/06     16.06       0.25          1.09           1.34         (0.26)          --          (0.26)       17.14       8.50
01/31/07     17.14       0.28          2.35           2.63         (0.30)      (0.21)          (0.51)       19.26      15.51

----------------------------------------------------------------------------
             NET
           ASSETS      RATIO OF          RATIO OF NET
           END OF      EXPENSES           INVESTMENT
 PERIOD    PERIOD     TO AVERAGE            INCOME           PORTFOLIO
  ENDED    (000S)     NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
----------------------------------------------------------------------------

                 Telecom Utility Portfolio -- Class 1
01/31/03  $ 52,982       0.95%(1)            4.82%(1)           123%
01/31/04    50,898       0.98(1)             4.83(1)             19
01/31/05    50,866       0.97(1)             4.10(1)             29
01/31/06    43,498       0.91(1)             3.54(1)              6
01/31/07    50,319       0.90(1)             3.50(1)             73
                  Growth-Income Portfolio -- Class 1
01/31/03   877,271       0.59                0.79                45
01/31/04   981,864       0.64                0.62                56
01/31/05   831,173       0.64                0.43                44
01/31/06   715,382       0.61                0.58                36
01/31/07   567,436       0.63                0.76                44
               Equity Opportunities Portfolio -- Class 1
01/31/03   191,653       0.76                1.41                32
01/31/04   224,293       0.84                1.55                31
01/31/05   203,016       0.80                1.47                54
01/31/06   176,962       0.76                1.46                55
01/31/07   157,526       0.76                1.54                59



--------
 *  Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:


                                                1/03    1/04    1/05    1/06    1/07
                                               -----   -----   -----   -----   -----


Telecom Utility Class 1......................  0.07%   0.04%   0.01%   0.03%   0.04%
Growth-Income Class 1........................  0.01    0.04    0.03    0.01    0.01
Equity Opportunities Class 1.................  0.01    0.07    0.04    0.05    0.04


(2) The Portfolio's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                92

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                            Davis Venture Value Portfolio -- Class 1
01/31/03    $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)      $   --         $(0.12)      $17.21     (15.79)%
01/31/04     17.21       0.21           6.47            6.68         (0.17)          --          (0.17)       23.72      38.95
01/31/05     23.72       0.24           2.20            2.44         (0.22)          --          (0.22)       25.94      10.35
01/31/06     25.94       0.28           3.25            3.53         (0.28)          --          (0.28)       29.19      13.71
01/31/07     29.19       0.28           4.06            4.34         (0.31)          --          (0.31)       33.22      14.96(2)
                                           "Dogs" of Wall Street Portfolio -- Class 1
01/31/03      9.38       0.22          (1.44)          (1.22)        (0.17)          --          (0.17)        7.99     (13.07)
01/31/04      7.99       0.24           2.07            2.31         (0.24)          --          (0.24)       10.06      29.27
01/31/05     10.06       0.21           0.35            0.56         (0.25)          --          (0.25)       10.37       5.67
01/31/06     10.37       0.24           0.04            0.28         (0.26)       (0.02)         (0.28)       10.37       2.91
01/31/07     10.37       0.25           1.85            2.10         (0.28)       (0.19)         (0.47)       12.00      20.57

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES          INCOME
 PERIOD     PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED     (000S)          ASSETS         NET ASSETS      TURNOVER
-------------------------------------------------------------------------

              Davis Venture Value Portfolio -- Class 1
01/31/03  $1,612,985         0.75%            0.81%           17%
01/31/04   2,004,101         0.77             1.03            13
01/31/05   1,913,355         0.79(1)          1.03(1)          9
01/31/06   1,819,150         0.76(1)          1.03(1)         14
01/31/07   1,720,746         0.76(1)          0.91(1)         16
             "Dogs" of Wall Street Portfolio -- Class 1
01/31/03      99,103         0.69             2.42            67
01/31/04     105,109         0.71             2.67            56
01/31/05      92,258         0.71             2.05            30
01/31/06      68,668         0.70(1)          2.26(1)         26
01/31/07      67,972         0.71(1)          2.22(1)         45



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%
"Dogs" of Wall Street Class 1.............................    --  0.00  0.02


(2) The Portfolio's performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                93

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Alliance Growth Portfolio -- Class 1
01/31/03    $19.41      $ 0.03       $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04     13.53        0.05         4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05     17.84        0.06         0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06     18.08        0.02         5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07     23.09        0.01        (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)
                                             Capital Growth Portfolio -- Class 1
01/31/03    $ 6.79      $(0.01)      $(1.66)        $(1.67)       $   --        $--           $   --       $ 5.12     (24.59)%
01/31/04      5.12        0.00         1.52           1.52            --         --               --         6.64      29.69
01/31/05      6.64        0.03         0.65           0.68            --         --               --         7.32      10.24
01/31/06      7.32        0.02         0.65           0.67         (0.04)        --            (0.04)        7.95       9.15
01/31/07      7.95        0.02         1.07           1.09         (0.03)        --            (0.03)        9.01      13.68

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES      INCOME (LOSS)
 PERIOD     PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED     (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 1
01/31/03  $1,007,655         0.65%            0.19%           51%
01/31/04   1,105,466         0.68             0.27            63
01/31/05     873,722         0.70             0.31            82
01/31/06     878,869         0.66             0.10            66
01/31/07     640,828         0.66             0.07            91
                Capital Growth Portfolio -- Class 1
01/31/03  $   23,828         1.35%(2)        (0.21)%(2)      198%
01/31/04      24,076         1.35(2)         (0.03)(2)       52
01/31/05      21,290         1.35(1)(2)       0.39(1)(2)     50
01/31/06      18,639         1.32(1)(2)       0.31(1)(2)     58
01/31/07      19,493         1.30(1)(2)(3)    0.29(1)(2)(3)   91



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%
Capital Growth Class 1...........................    --    --  0.01  0.01  0.02


(2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT INCOME (LOSS)
                                                                  ------------------------------------------
                                        EXPENSES
                        ----------------------------------------
                        1/03  1/04  1/05(1)  1/06(1)  1/07(1)(3)   1/03   1/04  1/05(1)  1/06(1)  1/07(1)(3)
                        ----  ----  -------  -------  ----------  -----  -----  -------  -------  ----------


Capital Growth Class
  1...................  1.44% 1.53%   1.52%    1.20%     1.19%    (0.30)%(0.21)%  0.22%    0.43%     0.40%


(3)  Gross of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                94

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                  MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03    $10.79      $ 0.07        $(2.43)         $(2.36)         $(0.08)          $--            $(0.08)      $ 8.35
01/31/04      8.35        0.08          2.23            2.31           (0.08)           --             (0.08)       10.58
01/31/05     10.58        0.08          0.88            0.96           (0.09)           --             (0.09)       11.45
01/31/06     11.45        0.08          1.32            1.40           (0.10)           --             (0.10)       12.75
01/31/07     12.75        0.14          1.35            1.49           (0.09)           --             (0.09)       14.15
                                         Fundamental Growth Portfolio -- Class 1
01/31/03     14.89        0.03         (3.87)          (3.84)          (0.02)           --             (0.02)       11.03
01/31/04     11.03        0.01          3.24            3.25           (0.03)           --             (0.03)       14.25
01/31/05     14.25        0.07         (0.18)          (0.11)          (0.02)           --             (0.02)       14.12
01/31/06     14.12        0.00          1.60            1.60           (0.09)           --             (0.09)       15.63
01/31/07     15.63       (0.01)         1.12            1.11           (0.00)           --             (0.00)       16.74

------------------------------------------------------------------------------------
                         NET                       RATIO OF NET
                       ASSETS       RATIO OF        INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS) TO
 PERIOD     TOTAL      PERIOD     AVERAGE NET         AVERAGE        PORTFOLIO
  ENDED   RETURN**     (000S)      ASSETS(1)       NET ASSETS(1)      TURNOVER
------------------------------------------------------------------------------------

               MFS Massachusetts Investors Trust Portfolio -- Class 1
01/31/03   (21.88)%   $210,436        0.78%             0.73%            65%
01/31/04    27.73      237,182        0.82              0.81             93
01/31/05     9.14      211,786        0.80              0.74             78
01/31/06    12.28      191,335        0.78              0.65             45
01/31/07    11.76      162,799        0.78              1.02             27
                       Fundamental Growth Portfolio -- Class 1
01/31/03   (25.77)     271,199        0.86              0.19            120
01/31/04    29.51      288,148        0.93              0.08             56
01/31/05    (0.78)     232,556        0.93              0.48             71
01/31/06    11.40      201,063        0.92(2)          (0.04)(2)        116
01/31/07     7.13      160,693        0.84(2)          (0.09)(2)         73



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      ----------------------------
                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----------------------------


MFS Massachusetts Investors Trust Class 1...........  0.02% 0.05% 0.02% 0.01% 0.01%
Fundamental Growth Class 1..........................  0.01  0.04  0.02  0.04  0.02


(2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                         NET INVESTMENT
                                                          EXPENSES        INCOME (LOSS)
                                                      ----------------------------------
                                                      1/06(1)  1/07(1)  1/06(1)  1/07(1)
                                                      ----------------------------------


Fundamental Growth Portfolio Class 1................    0.95%    0.94%   (0.07)%  (0.19)%




SUNAMERICA SERIES TRUST                95

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL                           DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM           DIVIDENDS         FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-         DECLARED          REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT       FROM NET INVEST-      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS       MENT INCOME      INVESTMENTS    DISTRIBUTIONS    PERIOD
----------------------------------------------------------------------------------------------------------------------------

                                            Blue Chip Growth Portfolio -- Class 1
01/31/03    $6.62       $0.01         $(1.85)         $(1.84)          $(0.02)            $--            $(0.02)       $4.76
01/31/04     4.76        0.01           1.42            1.43            (0.01)             --             (0.01)        6.18
01/31/05     6.18        0.03           0.01            0.04            (0.01)             --             (0.01)        6.21
01/31/06     6.21        0.01           0.48            0.49            (0.04)             --             (0.04)        6.66
01/31/07     6.66        0.02           0.47            0.49            (0.02)             --             (0.02)        7.13

----------------------------------------------------------------------------------
                                                   RATIO OF NET
                        NET                         INVESTMENT
                       ASSETS       RATIO OF          INCOME
                       END OF       EXPENSES          (LOSS)
 PERIOD     TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
----------------------------------------------------------------------------------

                       Blue Chip Growth Portfolio -- Class 1
01/31/03   (27.85)%   $20,303         0.85%            0.20%          103%
01/31/04    30.04      33,277         0.85             0.19           124
01/31/05     0.65      29,798         0.85(2)          0.55(2)        158
01/31/06     7.89      29,581         0.85(2)          0.18(2)        109
01/31/07     7.32      23,051         0.85(2)          0.34(2)        154



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                                                     NET INVESTMENT INCOME (LOSS)
                                                                  ----------------------------------
                                          EXPENSES
                             ----------------------------------
                             1/03  1/04  1/05  1/06(2)  1/07(2)   1/03  1/04  1/05  1/06(2)  1/07(2)
                             ----  ----  ----  -------  -------   ----  ----  ----  -------  -------


Blue Chip Growth Class 1...  0.94% 0.94% 0.92%   0.94%    0.85%   0.11% 0.10% 0.49%   0.09%    0.34%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Blue Chip Growth Class 1....................................  0.00% 0.05% 0.02%




SUNAMERICA SERIES TRUST                96

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                             Real Estate Portfolio -- Class 1
01/31/03    $10.80      $ 0.55        $(0.18)         $ 0.37          $(0.28)         $   --          $(0.28)      $10.89
01/31/04     10.89        0.50          4.58            5.08           (0.35)             --           (0.35)       15.62
01/31/05     15.62        0.41          2.63            3.04           (0.47)             --           (0.47)       18.19
01/31/06     18.19        0.34          5.00            5.34           (0.42)          (1.55)          (1.97)       21.56
01/31/07     21.56        0.34          6.65            6.99           (0.32)          (2.34)          (2.66)       25.89
                                         Small Company Value Portfolio -- Class 1
01/31/03     10.77       (0.04)        (1.53)          (1.57)             --           (0.60)          (0.60)        8.60
01/31/04      8.60       (0.03)         3.58            3.55              --              --              --        12.15
01/31/05     12.15        0.09          2.70            2.79              --              --              --        14.94
01/31/06     14.94        0.00          3.21            3.21           (0.11)          (0.94)          (1.05)       17.10
01/31/07     17.10        0.00          2.05            2.05           (0.00)          (1.33)          (1.33)       17.82

---------------------------------------------------------------------------------
                         NET                      RATIO OF NET
                       ASSETS       RATIO OF       INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)        ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

                         Real Estate Portfolio -- Class 1
01/31/03     3.41%    $ 95,829        0.89%           4.89%           52%
01/31/04    47.02      139,355        0.88            3.76            18
01/31/05    19.58      154,304        0.86(2)         2.38(2)         33
01/31/06    31.37      165,987        0.85(2)         1.69(2)         23
01/31/07    34.17(3)   195,996        0.82            1.45            37
                     Small Company Value Portfolio -- Class 1
01/31/03   (14.54)       5,782        1.49(1)        (0.41)(1)       124
01/31/04    41.28        8,562        1.60(1)        (0.31)(1)        22
01/31/05    22.96       10,462        1.60(1)         0.66(1)         22
01/31/06    22.64       10,218        1.60(1)         0.01(1)         16
01/31/07    12.61        9,998        1.60(1)         0.02(1)          7



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                            EXPENSES                     NET INVESTMENT INCOME (LOSS)
                              ------------------------------------   -----------------------------------
                              1/03       1/04   1/05   1/06   1/07    1/03    1/04   1/05    1/06   1/07
                              ----       ----   ----   ----   ----   -----   -----   ----   -----   ----


Small Company Value Class
  1.........................  2.08%(2)   2.27%  2.00%  1.82%  1.46%  (0.99)% (0.98)% 0.26%  (0.21)% 0.17%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Real Estate Class 1.........................................  0.00% 0.00%  --


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                97

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
                         NET                           TOTAL       DIVIDENDS    DIVIDENDS     DIVIDENDS                        NET
          NET ASSET    INVEST-     NET REALIZED        FROM        DECLARED      DECLARED      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                                Mid-Cap Growth Portfolio -- Class 1
01/31/03    $10.00      $(0.03)       $(4.16)         $(4.19)       $   --        $   --         $--            $   --       $ 5.81
01/31/04      5.81       (0.03)         2.56            2.53            --            --          --                --         8.34
01/31/05      8.34       (0.04)         0.45            0.41            --            --          --                --         8.75
01/31/06      8.75       (0.03)         1.11            1.08            --            --          --                --         9.83
01/31/07      9.83        0.02          0.10            0.12            --            --          --                --         9.95
                                               Aggressive Growth Portfolio -- Class 1
01/31/03      8.84       (0.02)        (2.13)          (2.15)        (0.02)        (0.00)         --             (0.02)        6.67
01/31/04      6.67       (0.03)         2.22            2.19            --            --          --                --         8.86
01/31/05      8.86       (0.02)         1.26            1.24            --            --          --                --        10.10
01/31/06     10.10        0.01          1.50            1.51            --            --          --                --        11.61
01/31/07     11.61        0.07          1.31            1.38         (0.01)           --                         (0.01)       12.98

--------------------------------------------------------------------------------
                         NET                     RATIO OF NET
                       ASSETS      RATIO OF       INVESTMENT
                       END OF      EXPENSES     INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------------------

                       Mid-Cap Growth Portfolio -- Class 1
01/31/03   (41.90)%   $123,948       0.84%(1)       (0.48)%(1)      164%
01/31/04    43.55      199,807       0.87(1)        (0.47)(1)        92
01/31/05     4.92      164,512       0.84(1)        (0.57)(1)        79
01/31/06    12.34      144,202       0.82(1)        (0.33)(1)        83
01/31/07     1.22      116,485       0.82(1)         0.22(1)        143
                     Aggressive Growth Portfolio -- Class 1
01/31/03   (24.28)     156,449       0.77           (0.24)          150
01/31/04    32.83      198,390       0.79           (0.39)          103
01/31/05    14.00      189,042       0.80(1)        (0.26)(1)        89
01/31/06    14.95      174,880       0.79(1)         0.05(1)        121
01/31/07    11.92      150,208       0.81(1)         0.56(1)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Mid-Cap Growth Class 1...........................  0.02% 0.05% 0.02% 0.03% 0.02%
Aggressive Growth Class 1........................    --    --  0.00  0.05  0.03




SUNAMERICA SERIES TRUST                98

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------

                                    Growth Opportunities Portfolio -- Class 1
01/31/03    $5.85      $(0.03)       $(2.32)        $(2.35)        $--          $--            $--          $3.50
01/31/04     3.50       (0.02)         1.47           1.45          --           --             --           4.95
01/31/05     4.95       (0.02)         0.06           0.04          --           --             --           4.99
01/31/06     4.99       (0.02)         1.07           1.05          --           --             --           6.04
01/31/07     6.04       (0.03)         0.34           0.31          --           --             --           6.35

----------------------------------------------------------------------------------
                                                   RATIO OF NET
                        NET                         INVESTMENT
                       ASSETS       RATIO OF          INCOME
                       END OF       EXPENSES          (LOSS)
 PERIOD     TOTAL      PERIOD      TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)    NET ASSETS(1)    NET ASSETS(1)     TURNOVER
----------------------------------------------------------------------------------

                  Growth Opportunities Portfolio -- Class 1
01/31/03   (40.17)%   $12,307         1.00%           (0.62)%         243%
01/31/04    41.43      31,640         1.00            (0.45)          178
01/31/05     0.81(3)   19,474         1.00(2)         (0.44)(2)       171
01/31/06    21.04      18,641         1.00(2)         (0.49)(2)       228
01/31/07     5.13      23,116         1.00            (0.56)          310



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                       NET INVESTMENT INCOME (LOSS)
                                                                 ---------------------------------------
                                         EXPENSES
                            ----------------------------------
                            1/03  1/04  1/05(2)  1/06(2)  1/07     1/03    1/04  1/05(2)  1/06(2)   1/07
                            ----  ----  -------  -------  ----   -------  -----  -------  -------  -----


Growth Opportunities Class
  1.......................  1.07% 1.05%   1.05%    1.02%  0.94%   (0.69)% (0.50)% (0.49)%  (0.51)% (0.50)%



(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                                1/05  1/06
                                                                ----  ----


Growth Opportunities Class 1..................................  0.00% 0.03%


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.



SUNAMERICA SERIES TRUST                99

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                             NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                            ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                             VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT          MENT       INVEST-                            END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       MENTS      TOTAL DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                       Marsico Focused Growth Portfolio -- Class 1
01/31/03    $ 8.79      $(0.01)       $(1.27)         $(1.28)        $--         $   --            $   --          $ 7.51
01/31/04      7.51       (0.02)         2.47            2.45          --             --                --            9.96
01/31/05      9.96       (0.01)         0.70            0.69          --             --                --           10.65
01/31/06     10.65        0.00          2.02            2.02          --             --                --           12.67
01/31/07     12.67        0.02          1.17            1.19          --          (0.77)            (0.77)          13.09

------------------------------------------------------------------------------
                                               RATIO OF NET
                        NET                     INVESTMENT
                       ASSETS     RATIO OF        INCOME
                       END OF     EXPENSES        (LOSS)
 PERIOD     TOTAL      PERIOD    TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)    NET ASSETS     NET ASSETS      TURNOVER
------------------------------------------------------------------------------

               Marsico Focused Growth Portfolio -- Class 1
01/31/03   (14.55)%   $43,872       1.00%(1)       (0.15)%(1)     124%
01/31/04    32.62      81,784       1.00(1)        (0.22)(1)       86
01/31/05     6.93      69,151       0.97(1)(2)     (0.10)(1)(2)   101
01/31/06    18.97      77,099       0.94(2)         0.01(2)        71
01/31/07    10.05      69,495       0.93(2)         0.17(2)        59



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                      NET INVESTMENT
                                                                      INCOME (LOSS)
                                                                   -------------------
                                                   EXPENSES
                                               ----------------
                                               1/03  1/04  1/05     1/03   1/04   1/05
                                               ----  ----  ----    -----  -----  -----


Marsico Focused Growth Class 1...............  1.04% 0.97% 0.95%   (0.19)%(0.19)%(0.08)%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Marsico Focused Growth Class 1............................  0.01% 0.02% 0.02%




SUNAMERICA SERIES TRUST                100

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL        DIVIDENDS       DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-          NET           REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME       INVESTMENTS    DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                               Technology Portfolio Class 1
01/31/03    $3.42       $(0.03)       $(1.60)         $(1.63)          $--             $--             $--          $1.79
01/31/04     1.79        (0.03)         1.07            1.04            --              --              --           2.83
01/31/05     2.83        (0.02)        (0.35)          (0.37)           --              --              --           2.46
01/31/06     2.46        (0.02)         0.36            0.34            --              --              --           2.80
01/31/07     2.80        (0.02)        (0.09)          (0.11)           --              --              --           2.69

-----------------------------------------------------------------------------------
                        NET                       RATIO OF NET
                       ASSETS      RATIO OF        INVESTMENT
                       END OF    EXPENSES TO    INCOME (LOSS) TO
 PERIOD     TOTAL      PERIOD    AVERAGE NET       AVERAGE NET      PORTFOLIO
  ENDED   RETURN**     (000S)       ASSETS           ASSETS          TURNOVER
-----------------------------------------------------------------------------------

                         Technology Portfolio Class 1
01/31/03   (47.66)%   $23,828        1.50%(1)         (1.36)%(1)       135%
01/31/04    58.10      59,813        1.49(1)          (1.32)(1)        123
01/31/05   (13.07)     27,342        1.50(1)          (0.76)(1)         85
01/31/06    13.82      25,260        1.19(1)          (0.84)(1)         95
01/31/07    (3.93)     18,434        1.19(1)          (0.64)(1)        172



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


Technology Class 1...............................  0.02% 0.08% 0.13% 0.05% 0.03%




SUNAMERICA SERIES TRUST                101

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                       NET                       DECLARED    DIVIDENDS
             NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
            ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                     International Growth and Income Portfolio -- Class 1
01/31/03    $ 9.07      $0.09        $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04      7.15       0.12          3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05     10.21       0.09          1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06     11.73       0.21          2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07     14.33       0.33          2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57
                                             Global Equities Portfolio -- Class 1
01/31/03     10.49       0.02         (2.64)         (2.62)           --           --             --         7.87     (24.98)
01/31/04      7.87       0.02          2.68           2.70         (0.02)          --          (0.02)       10.55      34.39
01/31/05     10.55       0.03          0.64           0.67         (0.03)          --          (0.03)       11.19       6.41
01/31/06     11.19       0.08          2.90           2.98         (0.03)          --          (0.03)       14.14      26.72
01/31/07     14.14       0.18          2.41           2.59         (0.14)          --          (0.14)       16.59      18.40(2)

--------------------------------------------------------------------
             NET                     RATIO OF NET
           ASSETS      RATIO OF       INVESTMENT
           END OF      EXPENSES     INCOME (LOSS)
 PERIOD    PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED    (000S)     NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------

     International Growth and Income Portfolio -- Class 1
01/31/03  $177,883       1.22%           1.08%          264%
01/31/04   232,740       1.25(1)         1.41(1)        108
01/31/05   262,167       1.24(1)         0.79(1)         67
01/31/06   283,464       1.10(1)         1.68(1)         79
01/31/07   316,711       1.03(1)         2.16(1)         97
             Global Equities Portfolio -- Class 1
01/31/03   221,301       0.93(1)         0.19(1)         71
01/31/04   248,468       0.95(1)         0.23(1)         83
01/31/05   206,639       0.98(1)         0.29(1)         67
01/31/06   217,409       0.91(1)         0.62(1)        161
01/31/07   208,879       0.89            1.19            93



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


International Growth and Income Class 1..........    --% 0.05% 0.02% 0.03% 0.01%
Global Equities Class 1..........................  0.00  0.03  0.03  0.02    --


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.



SUNAMERICA SERIES TRUST                102

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                        International Diversified Equities Portfolio Class 1
01/31/03    $ 7.24      $0.07         $(2.13)         $(2.06)       $   --        $   --        $   --          $   --       $ 5.18
01/31/04      5.18       0.07           1.96            2.03         (0.28)           --            --           (0.28)        6.93
01/31/05      6.93       0.06           0.83            0.89         (0.15)           --            --           (0.15)        7.67
01/31/06      7.67       0.12           1.71            1.83         (0.13)           --            --           (0.13)        9.37
01/31/07      9.37       0.19           1.41            1.60         (0.04)           --            --           (0.04)       10.93
                                                 Emerging Markets Portfolio Class 1
01/31/03      6.79       0.02          (0.74)          (0.72)        (0.02)        (0.00)           --           (0.02)        6.05
01/31/04      6.05       0.10           3.59            3.69            --            --            --              --         9.74
01/31/05      9.74       0.09           1.83            1.92         (0.11)           --            --           (0.11)       11.55
01/31/06     11.55       0.22           5.99            6.21         (0.05)           --            --           (0.05)       17.71
01/31/07     17.71       0.20           2.44            2.64         (0.18)           --         (3.05)          (3.23)       17.12

---------------------------------------------------------------------------------
                         NET                      RATIO OF NET
                       ASSETS       RATIO OF       INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

               International Diversified Equities Portfolio Class 1
01/31/03   (28.45)%   $156,911        1.22%           0.97%           48%
01/31/04    39.76      196,843        1.23            1.13            49
01/31/05    13.10      183,649        1.25(1)         0.86(1)         25
01/31/06    24.08      190,263        1.11            1.42            19
01/31/07    17.15      188,241        0.94            1.87            13
                        Emerging Markets Portfolio Class 1
01/31/03   (10.63)      63,377        1.53            0.43           118
01/31/04    60.99      104,999        1.66(1)         1.27(1)        112
01/31/05    19.92      110,010        1.60(1)         0.89(1)         76
01/31/06    53.84      177,187        1.51(1)         1.58(1)        147
01/31/07    17.92      173,451        1.40(1)         1.20(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                       1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----


International Diversified Equities Class 1...........    --% 0.00%   --%   --%
Emerging Markets Class 1.............................  0.11  0.03  0.10  0.06




SUNAMERICA SERIES TRUST                103

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                104

                                   PROSPECTUS
                                   May 1, 2007

                             SUNAMERICA SERIES TRUST



                                (Class 1 Shares)




     -  Aggressive Growth Portfolio
     -  Alliance Growth Portfolio
     -  Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
     -  Cash Management Portfolio
     -  Corporate Bond Portfolio
     -  Davis Venture Value Portfolio
     -  "Dogs" of Wall Street Portfolio
     -  Emerging Markets Portfolio
     -  Equity Index Portfolio
     - Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
     -  Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager
        Portfolio)
     -  Global Bond Portfolio
     -  Global Equities Portfolio
     -  Growth-Income Portfolio
     -  High-Yield Bond Portfolio
     -  International Diversified Equities Portfolio
     -  International Growth and Income Portfolio
     -  Real Estate Portfolio
     -  Small Company Value Portfolio
     -  Telecom Utility Portfolio
     -  Worldwide High Income Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED THESE SECURITIES
OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS




A QUICK NOTE ABOUT THE PORTFOLIOS..................................................     1

PORTFOLIO FACT SHEETS..............................................................     2
     Aggressive Growth Portfolio...................................................     2
     Alliance Growth Portfolio.....................................................     4
     Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)..................     6
     Cash Management Portfolio.....................................................     8
     Corporate Bond Portfolio......................................................    10
     Davis Venture Value Portfolio.................................................    12
     "Dogs" of Wall Street Portfolio...............................................    14
     Emerging Markets Portfolio....................................................    16
     Equity Index Portfolio........................................................    18
     Equity Opportunities Portfolio (formerly, Federated American Leaders
       Portfolio)..................................................................    20
     Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio).....    22
     Global Bond Portfolio.........................................................    24
     Global Equities Portfolio.....................................................    26
     Growth-Income Portfolio.......................................................    28
     High-Yield Bond Portfolio.....................................................    30
     International Diversified Equities Portfolio..................................    32
     International Growth and Income Portfolio.....................................    34
     Real Estate Portfolio.........................................................    36
     Small Company Value Portfolio.................................................    38
     Telecom Utility Portfolio.....................................................    40
     Worldwide High Income Portfolio...............................................    43

FEES & EXPENSES....................................................................    45
     Annual Portfolio Operating Expenses...........................................    45
     Expense Example...............................................................    46

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS........................................    48

GLOSSARY...........................................................................    51
     Investment Terminology........................................................    51
     Risk Terminology..............................................................    56

MANAGEMENT.........................................................................    61
     Information About the Investment Adviser and Manager
          AIG SunAmerica Asset Management Corp. ...................................    61
     Information About the Subadvisers.............................................    62
          AllianceBernstein L.P. ..................................................    62
          Columbia Management Advisors, LLC........................................    62
          Davis Selected Advisers, L.P. ...........................................    63
          FAF Advisers, Inc. ......................................................    63
          Federated Investment Management Company..................................    63
          Franklin Advisory Services, LLC..........................................    63
          Goldman Sachs Asset Management-International.............................    64
          J.P. Morgan Investment Management Inc. ..................................    64
          Massachusetts Financial Services Company.................................    64
          Morgan Stanley Investment Management, Inc. ..............................    64
          Oppenheimer Funds, Inc. .................................................    65
          Putnam Investment Management, LLC........................................    65
          Wells Capital Management, Incorporated...................................    65


     Information about the Distributor.............................................    66
     Payments in Connection with Distribution......................................    66
     Custodian, Transfer and Dividend Paying Agent.................................    66

LEGAL PROCEEDINGS..................................................................    67

ACCOUNT INFORMATION................................................................    68

FINANCIAL HIGHLIGHTS...............................................................    71

FOR MORE INFORMATION...............................................................    80

A QUICK NOTE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

This Prospectus is designed to help you make informed decisions about one of the investments available under your variable annuity or variable insurance contract. It provides you with an overview of SunAmerica Series Trust (the "Trust") and twenty-one of its separate investment series ("Portfolios") and their investment goals and principal investment strategies.

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and/or variable life insurance policies (collectively, "Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser"). "You" and "your" as used in this Prospectus refer to contract holders who invest in the Portfolios indirectly through their Variable Contracts. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. This Prospectus offers Class 1 shares of each Portfolio.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the Variable Contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees (the "Board") intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company Separate Accounts might withdraw their investments in a Portfolio. If that were to occur, the Portfolio might be forced to sell portfolio securities at disadvantageous prices.

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio's investment strategy that requires 80% of its net assets to be invested in certain securities.

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

In addition to each Portfolio's principal investments discussed beginning on the next page, each Portfolio may from time-to-time invest in additional securities and utilize various investment techniques. Information regarding these techniques may be found in the section titled "Additional Information about the Portfolios."



SUNAMERICA SERIES TRUST                 1

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small- and medium-sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The Adviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The Adviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the Adviser searches for companies that demonstrate the following characteristics:

     -  Solid revenue growth
     -  Gross and operating margin improvement
     -  Opportunity for multiple expansion
     -  Strong management team
     -  Excellent past operating performance

The Adviser utilizes these factors to identify individual securities, then employs cost-benefit analysis is conducted to determine downside risk exposure. There is extensive on-going re-evaluation of each security's risk/reward profile within the portfolio.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY COMPANY RISK. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than those of a fund that does not invest in technology companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 2

AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   AGGRESSIVE GROWTH
                                       PORTFOLIO
                                   -----------------


1997                                      12.35%
1998                                      17.43%
1999                                      84.66%
2000                                     -15.25%
2001                                     -31.70%
2002                                     -24.71%
2003                                      28.57%
2004                                      16.72%
2005                                       8.73%
2006                                      13.30%


Best Quarter:  53.68% (quarter ended 12/31/99)

Worst Quarter:  -27.42% (quarter ended 09/30/01)

Year-to-date calendar return:  5.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            13.30%    6.84%    6.98%
Russell Midcap(R) Growth
  Index(1)                10.66%    8.22%    8.62%
Russell 3000(R) Index(2)  15.72%    7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Portfolio changed its benchmark because the new benchmark is more consistent with the Adviser's investment style.
(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.




SUNAMERICA SERIES TRUST                 3

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment process is driven by bottom-up stock selection. Generally, the Subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The Subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                 4

ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   ALLIANCE GROWTH
                                      PORTFOLIO
                                   ---------------


1997                                     31.43%
1998                                     52.23%
1999                                     33.07%
2000                                    -19.47%
2001                                    -14.00%
2002                                    -31.26%
2003                                     25.76%
2004                                      7.94%
2005                                     16.63%
2006                                      0.76%


Best Quarter:  32.57% (quarter ended 12/31/98)

Worst Quarter:  -16.67% (quarter ended 03/31/01)

Year-to-date calendar return:  0.54% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10
                           YEAR   YEARS    YEARS
                          -----   -----    -----


Class 1 shares            0.76%    1.86%    7.30%
Russell 1000(R) Growth
Index(1)                  9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.




SUNAMERICA SERIES TRUST                 5

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.
("AIG SAAMCo")

SUBADVISER
J.P. Morgan Investment Management Inc.("J.P. Morgan")

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is conservation of principal and capital appreciation. The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio's assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The Subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales "against the box" (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the

SUNAMERICA SERIES TRUST                 6

BALANCED PORTFOLIO
(FORMERLY, SUNAMERICA BALANCED PORTFOLIO)

--------------------------------------------------------------------------------


Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective January 23, 2006, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to January 23, 2006, AIG SAAMCo managed the Portfolio.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   BALANCED PORTFOLIO
                                   ------------------


1997                                      24.48%
1998                                      24.61%
1999                                      21.40%
2000                                      -9.43%
2001                                     -13.14%
2002                                     -15.18%
2003                                      15.07%
2004                                       6.84%
2005                                       1.89%
2006                                      10.86%


Best Quarter:  15.55% (quarter ended 12/31/98)

Worst Quarter:  -11.19% (quarter ended 09/30/01)

Year-to-date calendar return:  1.60% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            10.86%    3.33%    5.72%
Russell 1000(R) Index(1)  15.46%    6.82%    8.64%
S&P 500(R)Index(2)        15.79%    6.19%    8.42%
Lehman Brothers U.S.
Aggregate Index(3)         4.33%    5.06%    6.24%
Blended Index(4)          11.02%    6.17%    7.95%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(3) The Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
(4) The Blended Index consists of 30% Russell 1000(R) Index, 30% S&P 500(R) Index, and 40% Lehman Brothers U.S. Aggregate Index.



SUNAMERICA SERIES TRUST                 7

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Columbia Management Advisors, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current yield consistent with liquidity and preservation of capital. The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes and corporate debt instruments) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations).

The Portfolio capitalizes on pricing anomalies at the short end of the yield curve using high quality issues and diverse fixed income assets consistent with preserving capital, diversifying risk and meeting cash flow needs. The Subadviser's top-down, bottom-up approach emphasizes high quality, highly marketable securities in all major domestic fixed income sectors. Regression analysis and modeling techniques evaluate whether securities or sectors are rich or cheap relative to historic norms. Additional portfolio modeling and sensitivity analysis guides portfolio strategy and the determination of target characteristics, including relative quality, yield and duration. Fundamentals and outlooks are monitored constantly. Securities are sold when relative values, fundamental or outlooks deteriorate, better investment opportunities arise, or portfolio sector weights, duration or quality targets must change.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN MONEY MARKET SECURITIES. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations ("money market securities") may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  CASH MANAGEMENT
                                     PORTFOLIO
                                  ---------------


1997                                    5.22%
1998                                    5.05%
1999                                    4.87%
2000                                    6.06%
2001                                    3.67%
2002                                    1.40%
2003                                    0.63%
2004                                    0.86%
2005                                    2.76%
2006                                    4.63%


Best Quarter:  1.58% (quarter ended 12/31/00)

Worst Quarter:  0.08% (quarter ended 12/31/03)

Year-to-date calendar return:  1.26% (as of 03/31/07)

SUNAMERICA SERIES TRUST                 8

CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     1       5        10
                                    YEAR   YEARS    YEARS
                                   -----   -----    -----


Class 1 shares                     4.63%    2.05%    3.50%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


SUNAMERICA SERIES TRUST                 9

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Federated Investment Management Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return with only moderate price risk. The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in fixed income securities (corporate bonds).

The Subadviser seeks to enhance the Portfolio's performance by allocating relatively more of its portfolio to the security type that the Subadviser expects to offer the best balance between current income and risk. The Subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or "junk bonds." The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in derivatives, including options and futures (up to 10% of net assets), and credit, currency and total return swaps and interest rate swaps, caps, floors and collars (up to 10% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LEVERAGE RISK. Certain transactions may give rise to a form of leverage, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to

SUNAMERICA SERIES TRUST                10

CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------


enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                      CORPORATE BOND
                         PORTFOLIO
                      --------------


1997                       10.90%
1998                        6.05%
1999                       -1.85%
2000                        5.03%
2001                        7.59%
2002                        7.46%
2003                       11.94%
2004                        6.82%
2005                        1.85%
2006                        5.92%


Best Quarter:  5.39% (quarter ended 06/30/03)

Worst Quarter:  -1.90% (quarter ended 06/30/04)

Year-to-date calendar return:  1.87% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10        SINCE          SINCE
                           YEAR    YEARS    YEARS   INCEPTION(1)   INCEPTION(1)
                          ------   -----    -----   ------------   ------------


Class 1 shares             5.92%    6.75%    6.10%       N/A             N/A
Lehman Brothers U.S.
Credit Index(1)            4.26%    5.90%    6.56%      6.17%           5.23%
Merrill Lynch High Yield
Master II Index(2)        11.77%    9.86%    6.61%      9.08%          13.97%
Blended Index(3)           6.11%    6.93%    6.62%      6.96%           7.38%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Lehman Brothers U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.
(2) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.
(3) The Blended Index consists of 75% Lehman Brothers U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index.



SUNAMERICA SERIES TRUST                11

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in mid cap stocks. The Portfolio may invest in foreign securities (up to 20% of net assets).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings; and
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

SUNAMERICA SERIES TRUST                12

DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------


necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   DAVIS VENTURE
                                  VALUE PORTFOLIO
                                  ---------------


1997                                    34.32%
1998                                    13.73%
1999                                    16.11%
2000                                     9.47%
2001                                   -11.32%
2002                                   -16.77%
2003                                    33.16%
2004                                    13.50%
2005                                    10.60%
2006                                    15.32%


Best Quarter:  21.07% (quarter ended 12/31/98)

Worst Quarter:  -14.87% (quarter ended 09/30/98)

Year-to-date calendar return:  0.95% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            15.32%    9.92%   10.70%
S&P 500(R) Index(1)       15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                13

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return (including capital appreciation and current income). The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed "buy and hold" strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                14

"DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 "DOGS" OF
                                WALL STREET
                                 PORTFOLIO
                                -----------


1999                               -7.08%
2000                                2.94%
2001                                7.91%
2002                               -6.57%
2003                               20.06%
2004                                9.58%
2005                               -2.67%
2006                               21.60%


Best Quarter:  15.56% (quarter ended 06/30/99)

Worst Quarter:  -16.32% (quarter ended 09/30/02)

Year-to-date calendar return:  -0.76% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE
                           YEAR    YEARS    INCEPTION(1)
                          ------   -----    ------------


Class 1 shares            21.60%    7.78%       4.68%
S&P 500(R) Index(2)       15.79%    6.19%       4.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is April 1, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                15

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S. The Portfolio invests primarily in small-cap and mid-cap stocks. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures.

The Subadviser's emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection alpha sources.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of

SUNAMERICA SERIES TRUST                16

EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------


course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EMERGING MARKETS
                                    PORTFOLIO
                                ----------------


1998                                 -24.27%
1999                                  77.45%
2000                                 -36.38%
2001                                  -1.76%
2002                                  -7.14%
2003                                  52.61%
2004                                  24.52%
2005                                  37.23%
2006                                  31.14%


Best Quarter:  38.80% (quarter ended 12/31/99)

Worst Quarter:  -22.17% (quarter ended 09/30/98)

Year-to-date calendar return:  4.61% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5          SINCE
                           YEAR    YEARS    INCEPTION(1)
                          ------   -----    ------------


Class 1 shares            31.14%   26.00%       8.71%
MSCI Emerging Markets
Free Index(2)             32.59%   26.97%       8.56%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(SM) measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


SUNAMERICA SERIES TRUST                17

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
FAF Advisors, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)). The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the S&P 500(R).

The S&P 500 Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The index tracks the performance of the large cap U.S. equity market. As of December 31, 2006, market capitalizations of companies in the S&P 500 Index ranged from approximately $1.4 billion to $446.9 billion.

The Subadviser believes that the Portfolio's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500(R), depending on the size of the Portfolio. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500(R).

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500(R). The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the S&P 500(R) and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the S&P 500 Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index's performance precisely. However, the Subadviser believes there should be a close correlation between the Portfolio's performance and that of the S&P 500 Index in both rising and falling markets.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

DERIVATIVES RISK. The use of derivatives involves additional risks and transaction costs which could leave the Portfolio in a worse position than if it had not used these instruments.

FAILURE TO MATCH INDEX PERFORMANCE. The ability of the Portfolio to replicate the performance of the S&P 500(R) may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses.

"PASSIVELY MANAGED" STRATEGY RISK. The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio's strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                18

EQUITY INDEX PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                EQUITY INDEX
                                  PORTFOLIO
                                ------------


1999                                17.14%
2000                                -9.46%
2001                               -12.26%
2002                               -22.42%
2003                                27.80%
2004                                10.33%
2005                                 4.33%
2006                                15.27%


Best Quarter:  15.08% (quarter ended 06/30/03)

Worst Quarter:  -17.20% (quarter ended 09/30/02)

Year-to-date calendar return:  0.50% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            15.27%   5.64%       3.48%
S&P 500(R) Index          15.79%   6.19%       4.36%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.



SUNAMERICA SERIES TRUST                19

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
OppenheimerFunds, Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long term capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

The Portfolio's managers use an investment process that combines quantitative models, fundamental research about particular securities and individual judgment in order to decide which securities to buy or sell. The selection process currently involves the use of:

     - Multi-factor quantitative models: "Top-down" models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. "Bottom-up" models help to rank stocks in a universe typically including 3,000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.
     - Fundamental research: Internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.
     - Judgment: After analyzing the models and fundamental research, the managers apply their judgment to decide which securities to buy or sell.

The allocation of the Portfolio's holdings among different investments will vary over time based upon the managers' evaluation of economic and market trends. The Portfolio might not always include all of the different types of investments described herein. At times, the Portfolio may invest more heavily (or all of its assets) in the stocks of one capitalization range or the Portfolio may vary its investments among the different capitalization ranges.

In addition to quantitative research, the Portfolio's managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio's assets in any one company.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. The risks associated with

SUNAMERICA SERIES TRUST                20

EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY, FEDERATED AMERICAN LEADERS PORTFOLIO)

--------------------------------------------------------------------------------


investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "EMERGING MARKET" countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

Effective May 1, 2007, the management fee rate for the Portfolio increased from 0.69% to 0.76%. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Oppenheimer assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   EQUITY OPPORTUNITIES
                                         PORTFOLIO
                                   --------------------


1997                                       31.43%
1998                                       17.96%
1999                                        6.19%
2000                                        2.39%
2001                                       -2.33%
2002                                      -19.78%
2003                                       27.57%
2004                                        9.91%
2005                                        4.65%
2006                                       16.74%


Best Quarter:  16.96% (quarter ended 06/30/03)
Worst Quarter:  -19.38% (quarter ended 09/30/02)
Year-to-date calendar return:  -2.67% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            16.74%    6.56%    8.51%
S&P 500(R) Index(1)       15.79%    6.19%    8.42%
S&P 500/Citigroup Value
  Index(2)                20.80%    9.06%    9.27%
Russell 3000 Index(3)     15.72%    7.17%    8.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The S&P 500/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500 Index across seven factors including: earnings-per-share growth rate, sales-per share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The S&P 500/Citigroup Value Index is unmanaged and market capitalization weighted.
(3) Effective May 1, 2007, the Portfolio changed its benchmark to the Russell 3000 Index (from the S&P 500 Index) because it better represents the Portfolio's investment strategy. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.


SUNAMERICA SERIES TRUST                21

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Wells Capital Management Incorporated

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is capital appreciation. The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders.

The Subadviser seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Subadviser pays particular attention to balance sheet metrics and how management teams allocate capital in order to drive future cash flow.

The Subadviser typically uses a quantitative investment approach to assess a firm's intrinsic value to set price objectives. Holdings are continuously monitored for changes in fundamentals and their upside potential to fair valuation. The Subadviser may invest in any sector, and at times the Portfolio may be more heavily invested in a particular sector. The Subadviser may choose to sell a holding when it believes it no longer offers attractive growth prospects or when it wishes to take advantage of a better investment opportunity. The Subadviser may actively trade portfolio securities.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

ACTIVE TRADING RISK. A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio.

ISSUER RISK. The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.


SUNAMERICA SERIES TRUST                22

FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY, PUTNAM GROWTH: VOYAGER PORTFOLIO)

--------------------------------------------------------------------------------

SECURITIES SELECTION RISK. The strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   FUNDAMENTAL GROWTH
                                        PORTFOLIO
                                   ------------------


1997                                      32.48%
1998                                      34.76%
1999                                      29.71%
2000                                     -18.06%
2001                                     -24.16%
2002                                     -26.41%
2003                                      23.98%
2004                                       5.02%
2005                                       6.07%
2006                                       5.73%


Best Quarter:  25.28% (quarter ended 12/31/98)

Worst Quarter:  -19.65% (quarter ended 03/31/01)

Year-to-date calendar return:  -0.49% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10
                           YEAR   YEARS    YEARS
                          -----   -----    -----


Class 1 shares            5.73%    1.45%    4.45%
Russell 1000(R) Growth
Index(2)                  9.07%    2.69%    5.44%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.



SUNAMERICA SERIES TRUST                23

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Goldman Sachs Asset Management International

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

CURRENCY VOLATILITY RISK. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.


SUNAMERICA SERIES TRUST                24

GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GLOBAL BOND
                                    PORTFOLIO
                                   -----------


1997                                  10.03%
1998                                  10.87%
1999                                  -1.05%
2000                                   9.27%
2001                                   5.05%
2002                                   5.88%
2003                                   3.58%
2004                                   3.96%
2005                                   4.58%
2006                                   3.88%


Best Quarter:  5.66% (quarter ended 09/30/98)

Worst Quarter:  -1.65% (quarter ended 06/30/04)

Year-to-date calendar return:  0.56% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                            1       5        10
                           YEAR   YEARS    YEARS
                          -----   -----    -----



Class 1 shares            3.88%    4.37%    5.55%
J.P. Morgan Global
Government Bond Index
(un-hedged)(1)            5.94%    8.31%    5.32%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.



SUNAMERICA SERIES TRUST                25

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
J.P. Morgan Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the Subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio's investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these

SUNAMERICA SERIES TRUST                26

GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GLOBAL EQUITIES
                                      PORTFOLIO
                                   ---------------


1997                                     15.06%
1998                                     22.86%
1999                                     30.94%
2000                                    -17.26%
2001                                    -18.11%
2002                                    -26.79%
2003                                     26.54%
2004                                     11.86%
2005                                     15.75%
2006                                     23.87%


Best Quarter:  25.50% (quarter ended 12/31/98)

Worst Quarter:  -20.67% (quarter ended 09/30/02)

Year-to-date calendar return:  2.45% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                     5        10
                          1 YEAR   YEARS    YEARS
                          ------   -----    -----



Class 1 shares            23.87%    8.24%    6.42%
MSCI World Index(1)       20.07%    9.97%    7.64%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Morgan Stanley Capital International (MSCI) World Index(SM) measures the performance of companies representative of the market structure of 23 developed market countries in North America, Europe and Asia/Pacific regions.



SUNAMERICA SERIES TRUST                27

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
AllianceBernstein L.P.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and income. The Portfolio attempts to achieve its investment goal by investing primarily in common stocks (principally large-cap and mid-cap stocks) or securities that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities.

The Subadviser's investment approach is bottom-up, research-driven and long-term in nature. The Subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the Subadviser tries to offer better growth potential than the S&P 500, but with similar valuation.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                28

GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   GROWTH-INCOME PORTFOLIO
                                   -----------------------


1997                                         33.92%
1998                                         30.74%
1999                                         30.04%
2000                                         -8.34%
2001                                        -15.90%
2002                                        -21.15%
2003                                         25.62%
2004                                         11.56%
2005                                          7.20%
2006                                          7.43%


Best Quarter:  28.51% (quarter ended 12/31/98)

Worst Quarter:  -19.39% (quarter ended 09/30/01)

Year-to-date calendar return:  1.55% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares             7.43%    4.94%    8.37%
S&P 500(R) Index(1)       15.79%    6.19%    8.42%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.


SUNAMERICA SERIES TRUST                29

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay in kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SUNAMERICA SERIES TRUST                30

HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  HIGH-YIELD BOND
                                     PORTFOLIO
                                  ---------------


1997                                   14.42%
1998                                   -2.95%
1999                                    6.50%
2000                                   -9.30%
2001                                   -4.30%
2002                                   -5.93%
2003                                   31.74%
2004                                   17.50%
2005                                    8.81%
2006                                   14.65%


Best Quarter:  11.49% (quarter ended 06/30/03)

Worst Quarter:  -8.40% (quarter ended 09/30/98)

Year-to-date calendar return:  1.86% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            14.65%   12.68%    6.43%
Merrill Lynch High Yield
Master II Index(1)        11.77%    9.86%    6.61%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.



SUNAMERICA SERIES TRUST                31

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term capital appreciation. The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the Subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio's net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

CURRENCY VOLATILITY RISK. The Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

DERIVATIVES RISK. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level

SUNAMERICA SERIES TRUST                32

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------


are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  INTERNATIONAL DIVERSIFIED
                                      EQUITIES PORTFOLIO
                                  -------------------------


1997                                          6.37%
1998                                         18.53%
1999                                         24.59%
2000                                        -18.32%
2001                                        -24.02%
2002                                        -28.48%
2003                                         31.88%
2004                                         16.44%
2005                                         13.87%
2006                                         23.39%


Best Quarter:  17.56% (quarter ended 12/31/99)

Worst Quarter:  -26.49% (quarter ended 09/30/02)

Year-to-date calendar return:  4.17% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares            23.39%    9.07%    4.17%
MSCI EAFE(R) Index(1)     26.34%   14.98%    7.71%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.




SUNAMERICA SERIES TRUST                33

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Putnam Investment Management, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is growth of capital and, secondarily, current income. The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the Subadviser considers undervalued by the market and that the Subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks, but may also invest in mid-cap foreign stocks. A portion of the Portfolio's foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the Subadviser believes are currently undervalued by the market.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect will affect the Portfolio.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

LARGE CAP COMPANIES RISK. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

MEDIUM SIZED COMPANIES RISK. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

GROWTH STOCK RISK. Growth stocks are historically volatile, which will affect the Portfolio.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index.

SUNAMERICA SERIES TRUST                34

INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------


The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 INTERNATIONAL GROWTH
                                       & INCOME
                                       PORTFOLIO
                                 --------------------


1998                                     10.83%
1999                                     24.18%
2000                                      1.16%
2001                                    -22.24%
2002                                    -20.89%
2003                                     36.85%
2004                                     20.90%
2005                                     14.30%
2006                                     27.06%


Best Quarter:  18.57% (quarter ended 06/30/03)

Worst Quarter:  -23.49% (quarter ended 09/30/02)

Year-to-date calendar return:  3.46% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            27.06%   13.71%      8.51%
S&P/Citigroup World ex-
US Value Primary Markets
Index(2)                  27.22%   17.90%      9.78%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The S&P/Citigroup World ex-US Value Primary Markets Index is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.



SUNAMERICA SERIES TRUST                35

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Davis Selected Advisers, L.P. d/b/a Davis Advisors

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The Subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the Subadviser based on its assessment of a company's worth. In selecting investments, the Subadviser searches for companies that demonstrate a majority or, in the Subadviser's opinion, an appropriate mix of the following characteristics:

     - First class management evidenced by a proven track record, significant personal ownership in business, intelligent allocation of capital and smart application of technology to improve business and lower costs;
     - Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high after-tax returns on capital and high quality of earnings;
     - Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, participation in a growing market and global presence and brand names.

The Subadviser also analyzes each company's common stock, seeking to purchase those that are attractive to the Subadviser based on its assessment of a company's worth. The Subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

REAL ESTATE INDUSTRY RISK. The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in REITs.

SMALL AND MEDIUM SIZED COMPANIES RISK. Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to

SUNAMERICA SERIES TRUST                36

REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------


calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                 REAL ESTATE
                                  PORTFOLIO
                                 -----------


1998                                -15.36%
1999                                 -7.42%
2000                                 23.80%
2001                                  6.00%
2002                                  6.26%
2003                                 37.91%
2004                                 34.57%
2005                                 13.30%
2006                                 34.48%


Best Quarter:  15.55% (as of 03/31/06)

Worst Quarter:  -11.07% (as of 09/30/98)

Year-to-date calendar return:  4.07% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            34.48%   24.61%      14.48%
Morgan Stanley REIT
Index(2)                  35.92%   23.22%      15.03%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is June 2, 1997.
(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.



SUNAMERICA SERIES TRUST                37

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Franklin Advisory Services, LLC

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is long-term growth of capital. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the Subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the Subadviser's opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The Subadviser employs a bottom-up stock selection process and the Subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

VALUE INVESTING RISK. The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

SMALL SIZED COMPANIES RISK. Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the period since inception. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.


SUNAMERICA SERIES TRUST                38

SMALL COMPANY VALUE PORTFOLIO

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                  SMALL COMPANY
                                 VALUE PORTFOLIO
                                 ---------------


1999                                   6.15%
2000                                  17.04%
2001                                   4.50%
2002                                  -8.63%
2003                                  32.42%
2004                                  25.39%
2005                                  11.03%
2006                                  18.41%


Best Quarter:  19.83% (quarter ended 06/30/03)

Worst Quarter:  -19.87% (quarter ended 09/30/02)

Year-to-date calendar return:  3.18% (as of 03/31/07)


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5         SINCE
                           YEAR    YEARS   INCEPTION(1)
                          ------   -----   ------------


Class 1 shares            18.41%   14.81%      13.17%
Russell 2000(R) Value
  Index(2)                23.48%   15.37%      14.55%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1)  Inception date for Class 1 is December 14, 1998.
(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


SUNAMERICA SERIES TRUST                39

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Massachusetts Financial Services Company

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is total return. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of utility companies. Utility companies include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in fixed income securities, including corporate bonds, mortgage-backed and asset-backed securities and junk bonds (up to 20% of net assets). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The Subadviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

UTILITY INDUSTRY RISK. Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

EQUITY RISK. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall over short or extended periods of time and may underperform other asset classes. The stock market tends to move in cycles and individual stock prices may fluctuate drastically from day-to-day. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as wells as industry and/or economic trends and developments affecting industries or the securities market as a whole.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience

SUNAMERICA SERIES TRUST                40

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------


political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, MFS assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                          TELECOM UTILITY
                             PORTFOLIO
                          ---------------


1997                            25.73%
1998                            14.04%
1999                             1.78%
2000                            -9.00%
2001                           -13.76%
2002                           -23.77%
2003                            18.75%
2004                            16.89%
2005                             6.53%
2006                            26.39%


Best Quarter:  15.95% (quarter ended 06/30/03)

Worst Quarter:  -18.24% (quarter ended 09/30/02)

Year-to-date calendar return:  5.24% (as of 03/31/07)


SUNAMERICA SERIES TRUST                41

TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                                      1      5      10
                                    YEAR   YEARS  YEARS
                                   ------  -----  -----


Class 1 shares                     26.39%   7.34%  5.02%
S&P 500(R) Index(1)                15.79%   6.19%  8.42%
S&P Utility Index(2)               20.96%   9.16%  8.22%
S&P Telecommunication Services
Index(3)                           36.65%   1.85%  4.19%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.
(2) The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.
(3) The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400(R), 500(R), and 600(R).


SUNAMERICA SERIES TRUST                42

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

ADVISER
AIG SunAmerica Asset Management Corp.

SUBADVISER
Morgan Stanley Investment Management Inc.

INVESTMENT GOAL AND PRINCIPAL STRATEGIES

The Portfolio's investment goal is high current income and, secondarily, capital appreciation. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high income securities of issuers located throughout the world. The Portfolio invests at least 80% of its net assets in fixed income securities, consisting of high-yield debt instruments (junk bonds), which may constitute up to 100% of the Portfolio's assets, emerging market government securities, emerging market corporate debt instruments, Eurobonds and Brady Bonds.

The Portfolio also may invest in U.S. and non-U.S. government fixed income securities and investment grade corporate bonds.

PRINCIPAL RISKS

If the value of the Portfolio's assets decline, you could lose money. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. The following section summarizes the principal risks of the Portfolio. Additional information on these risks is located in the Glossary.

FOREIGN INVESTMENT RISK. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

EMERGING MARKETS RISK. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or "emerging market" countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

RISKS OF INVESTING IN BONDS. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

CREDIT QUALITY RISK. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

INTEREST RATE FLUCTUATIONS RISK. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

NON-DIVERSIFICATION RISK. The Portfolio is organized as a "non-diversified" fund. A non-diversified fund can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, the Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

ADDITIONAL RISKS. Information regarding additional investment risks may be found in the section titled "Additional Information about the Portfolios."

PERFORMANCE

The following Risk/Return Bar Chart and Table illustrate the risk of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. The bar chart reflects changes in performance of the Portfolio's Class 1 shares for the past 10 calendar years. The table shows the performance of the Portfolio's Class 1 shares for certain time periods

SUNAMERICA SERIES TRUST                43

WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------


compared to the returns of a comparable broad-based index. Fees and expenses incurred at the contract level are not reflected in the bar chart and table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS - CLASS 1 SHARES*
(Years Ended December 31)

(BAR CHART)


                                   WORLDWIDE HIGH
                                  INCOME PORTFOLIO
                                  ----------------


1997                                    15.54%
1998                                   -17.07%
1999                                    19.31%
2000                                    -2.96%
2001                                    -3.20%
2002                                    -0.39%
2003                                    25.94%
2004                                     9.37%
2005                                     7.35%
2006                                     9.56%


Best Quarter:  10.43% (quarter ended 06/30/97)

Worst Quarter:  -24.35% (quarter ended 09/30/98)

Year-to-date calendar return:  2.21% (as of 03/31/07)

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2006


                             1       5        10
                           YEAR    YEARS    YEARS
                          ------   -----    -----


Class 1 shares             9.56%   10.04%    5.65%
First Boston High-Yield
Bond Index(1)             11.91%   11.07%    7.09%
J.P. Morgan EMBI Global
Index(2)                   9.88%   14.08%   10.67%
Blended Index(3)          10.92%   12.63%    9.07%


* Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.
(1) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated BB or lower.
(2) The J.P. Morgan EMBI Global Index is a market-weighted index composed of U.S. dollar denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
(3) The Blended Index consists of 50% First Boston High-Yield Bond Index and 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Index for index comparison purposes of the asset and country composition of the Portfolio.



SUNAMERICA SERIES TRUST                44

FEES AND EXPENSES

--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you remain invested in a Portfolio. The Portfolios' annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolios are offered. Please see your Variable Contract prospectus for more details on the separate account fees.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                              AGGRESSIVE
                                GROWTH        ALLIANCE GROWTH        BALANCED       CASH MANAGEMENT
                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                           ---------------    ---------------    ---------------    ---------------
                               CLASS 1            CLASS 1            CLASS 1            CLASS 1
                           ---------------    ---------------    ---------------    ---------------


Management Fees                 0.72%              0.61%              0.64%              0.45%
Service (12b-1) Fees            0.00%              0.00%              0.00%              0.00%
Other Expenses(1)               0.09%              0.05%              0.10%              0.05%
Total Annual Portfolio
  Operating Expenses(1)         0.81%              0.66%              0.74%              0.50%




                                               DAVIS VENTURE      "DOGS" OF WALL        EMERGING
                            CORPORATE BOND         VALUE              STREET            MARKETS
                              PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO(4)
                           ---------------    ---------------    ---------------    ---------------
                               CLASS 1            CLASS 1            CLASS 1            CLASS 1
                           ---------------    ---------------    ---------------    ---------------


Management Fees                 0.55%              0.71%              0.60%              1.11%
Service (12b-1) Fees            0.00%              0.00%              0.00%              0.00%
Other Expenses(1)               0.05%              0.05%              0.11%              0.29%
Total Annual Portfolio
  Operating Expenses(1)         0.60%              0.76%              0.71%              1.40%




                                                   EQUITY          FUNDAMENTAL
                             EQUITY INDEX      OPPORTUNITIES          GROWTH          GLOBAL BOND
                             PORTFOLIO(2)       PORTFOLIO(3)     PORTFOLIO(4)(5)       PORTFOLIO
                           ---------------    ---------------    ---------------    ---------------
                               CLASS 1            CLASS 1            CLASS 1            CLASS 1
                           ---------------    ---------------    ---------------    ---------------


Management Fees                 0.40%              0.76%              0.84%              0.68%
Service (12b-1) Fees            0.00%              0.00%              0.00%              0.00%
Other Expenses(1)               0.27%              0.07%              0.10%              0.14%
Total Annual Portfolio
  Operating Expenses(1)         0.67%              0.83%              0.94%              0.82%




                                                                                     INTERNATIONAL
                                                                                      DIVERSIFIED
                           GLOBAL EQUITIES     GROWTH-INCOME     HIGH-YIELD BOND        EQUITIES
                              PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                           ---------------    ---------------    ---------------    ---------------
                               CLASS 1            CLASS 1            CLASS 1            CLASS 1
                           ---------------    ---------------    ---------------    ---------------


Management Fees                 0.78%              0.57%              0.62%              0.83%
Service (12b-1) Fees            0.00%              0.00%              0.00%              0.00%
Other Expenses(1)               0.11%              0.06%              0.07%              0.11%
Total Annual Portfolio
  Operating Expenses(1)         0.89%              0.63%              0.69%              0.94%




                            INTERNATIONAL
                              GROWTH AND                          SMALL COMPANY
                                INCOME          REAL ESTATE           VALUE         TELECOM UTILITY
                              PORTFOLIO          PORTFOLIO       PORTFOLIO(2)(6)       PORTFOLIO
                           ---------------    ---------------    ---------------    ---------------
                               CLASS 1            CLASS 1            CLASS 1            CLASS 1
                           ---------------    ---------------    ---------------    ---------------


Management Fees                 0.91%              0.77%              1.00%              0.75%
Service (12b-1) Fees            0.00%              0.00%              0.00%              0.00%
Other Expenses(1)               0.12%              0.05%              0.60%              0.15%
Total Annual Portfolio
  Operating Expenses(1)         1.03%              0.82%              1.60%              0.90%




                            WORLDWIDE HIGH
                                INCOME
                              PORTFOLIO
                           ---------------
                               CLASS 1
                           ---------------


Management Fees                 0.80%
Service (12b-1) Fees            0.00%
Other Expenses(1)               0.17%
Total Annual Portfolio
  Operating Expenses(1)         0.97%


    (1) Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's other expenses have been reduced. For the year ended January 31, 2007, broker commission recapture amounts received by certain Portfolios were used to offset the


SUNAMERICA SERIES TRUST                45

FEES AND EXPENSES

--------------------------------------------------------------------------------

        Portfolio's other expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, "Total Annual Portfolio Operating Expenses" for Class 1 would have been as follows:


                                             Class 1


Aggressive Growth Portfolio                    0.78%
Alliance Growth Portfolio                      0.65%
Davis Venture Value Portfolio*                 0.76%
"Dogs" of Wall Street Portfolio                0.69%
Emerging Markets Portfolio                     1.34%
Equity Opportunities Portfolio                 0.79%
Fundamental Growth Portfolio                   0.92%
Growth-Income Portfolio                        0.62%
International Growth and Income Portfolio      1.02%
Telecom Utility Portfolio                      0.86%


      * The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

    (2) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolios' Class 1, does not exceed the amounts set forth below:


                                             Class 1


Equity Index Portfolio                         0.55%
Small Company Value Portfolio                  1.60%


        These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

    (3) Effective May 1, 2007, the Portfolio's Management Fees increased, as reflected in the table. For the fiscal year ended January 31, 2007, the Management Fees for the Equity Opportunities Portfolio were 0.69%. In addition, for the fiscal year ended January 31, 2007, the Annual Portfolio Operating Expenses for Class 1 shares of the Portfolio were 0.76%.

    (4) "Other Expenses" for the Emerging Markets Portfolio and the Fundamental Growth Portfolio include "acquired fund fees and expenses" (i.e., fees and expenses incurred indirectly by these funds as a result of investments in shares of one or more "acquired funds", as defined in the registration form applicable to the funds, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

    (5) The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees for the Fundamental Growth Portfolio. Because the waiver is voluntary, it is not reflected as a reduction of the "Total Annual Portfolio Operating Expenses" listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

    (6) For the fiscal year ended January 31, 2007, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (2) and are included in "Total Annual Portfolio Operating Expenses":



                                             Class 1


Small Company Value Portfolio                  0.14%


        As of January 31, 2007, the Portfolio listed above had a balance subject to recoupment by the Adviser.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for

SUNAMERICA SERIES TRUST                46

FEES AND EXPENSES

--------------------------------------------------------------------------------


information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:


                                                         1 Year   3 Years   5 Years   10 Years
                                                         ------   -------   -------   --------


Aggressive Growth Portfolio*...........................   $ 83      $259      $450     $1,002
Alliance Growth Portfolio*.............................     67       211       368        822
Balanced Portfolio.....................................     76       237       411        918
Cash Management Portfolio..............................     51       160       280        628
Corporate Bond Portfolio...............................     61       192       335        750
Davis Venture Value Portfolio*.........................     78       243       422        942
"Dogs" of Wall Street Portfolio*.......................     73       227       395        883
Emerging Markets Portfolio*............................    143       443       766      1,680
Equity Index Portfolio*................................     68       214       373        835
Equity Opportunities Portfolio*........................     85       265       460      1,025
Fundamental Growth Portfolio*..........................     96       300       520      1,155
Global Bond Portfolio..................................     84       262       455      1,014
Global Equities Portfolio..............................     91       284       493      1,096
Growth-Income Portfolio*...............................     64       202       351        786
High Yield Bond Portfolio..............................     70       221       384        859
International Diversified Equities Portfolio...........     96       300       520      1,155
International Growth and Income Portfolio*.............    105       328       569      1,259
Real Estate Portfolio..................................     84       262       455      1,014
Small Company Value Portfolio*.........................    103       505       871      1,900
Telecom Utility Portfolio*.............................     92       287       498      1,108
Worldwide High Income Portfolio........................     99       309       536      1,190


     * The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.


                                                                1 Year   3 Years   5 Years   10 Years
                                                                ------   -------   -------   --------


Aggressive Growth Portfolio...................................   $ 80      $249      $433     $  966
Alliance Growth Portfolio.....................................     66       208       362        810
Davis Venture Value Portfolio+................................     78       243       422        942
"Dogs" of Wall Street Portfolio...............................     70       221       384        859
Emerging Markets Portfolio....................................    136       425       734      1,613
Equity Index Portfolio........................................     56       176       307        689
Equity Opportunities Portfolio................................     81       252       439        978
Fundamental Growth Portfolio..................................     94       293       509      1,131
Growth-Income Portfolio.......................................     63       199       346        774
International Growth and Income Portfolio.....................    104       325       563      1,248
Small Company Value Portfolio.................................    149       462       797      1,746
Telecom Utility Portfolio.....................................     88       274       477      1,061


     + The amount of expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.


SUNAMERICA SERIES TRUST                47

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

In addition to the Portfolios' principal investments discussed in their respective Fact Sheets, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

From time to time, the Portfolios may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Portfolio's investments in money market securities for temporary defensive purposes. If a Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust's Statement of Additional Information, which you may obtain free of charge (see back cover).

AGGRESSIVE GROWTH PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings ("IPOs"). Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Securities Selection Risk

ALLIANCE GROWTH PORTFOLIO. The Portfolio also invest in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

BALANCED PORTFOLIO. The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Foreign Investment Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk

CASH MANAGEMENT PORTFOLIO. The Portfolio also may invest in municipal obligations. Additional risks that the Portfolio may be subject to are as follows:

     -  Interest Rate Fluctuations Risk
     -  Securities Selection Risk

CORPORATE BOND PORTFOLIO. The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Credit Quality Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small- and Medium-Sized Companies Risk

DAVIS VENTURE VALUE PORTFOLIO. The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Financial Institutions Sector Risk
     -  Headline Risk
     -  Market Volatility Risk
     -  Medium Sized Companies Risk
     -  Securities Selection Risk

"DOGS" OF WALL STREET PORTFOLIO. The quarterly selection of the thirty stocks that meet the Portfolio's criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of

SUNAMERICA SERIES TRUST                48

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------


the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets.

The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Derivatives Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk

EMERGING MARKETS PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Illiquidity Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

EQUITY INDEX PORTFOLIO. The Portfolio make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

     -  Market Volatility Risk
     -  Medium Sized Companies Risk

EQUITY OPPORTUNITIES PORTFOLIO. The Portfolio may make short-term and defensive investments; and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk
     -  Unseasoned Companies Risk

FUNDAMENTAL GROWTH PORTFOLIO. The Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds, warrants, convertible securities, and emerging market securities. The Portfolio also may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Emerging Markets Risk
     -  Leverage Risk
     -  Market Volatility Risk

GLOBAL BOND PORTFOLIO. The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

     -  Hedging Risk
     -  Market Volatility Risk
     -  Prepayment Risk
     -  Securities Selection Risk

GLOBAL EQUITIES PORTFOLIO. The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Large Cap Companies Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small and Medium Sized Companies Risk
     -  Value Investing Risk

GROWTH-INCOME PORTFOLIO. The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Derivatives Risk
     -  Hedging Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                49

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

HIGH-YIELD BOND PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Short Sales Risk

INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Hedging Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Sector Risk
     -  Securities Selection Risk

INTERNATIONAL GROWTH AND INCOME PORTFOLIO. The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Active Trading Risk
     -  Credit Quality Risk
     -  Currency Volatility Risk
     -  Hedging Risk
     -  IPO Investing Risk
     -  Market Volatility Risk
     -  Securities Selection Risk
     -  Small Sized Companies Risk

REAL ESTATE PORTFOLIO. The Portfolio also may invest in foreign securities, convertible securities, corporate bonds U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Foreign Investment Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Securities Selection Risk

SMALL COMPANY VALUE PORTFOLIO. The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

     -  Convertible Securities Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Interest Rate Fluctuations Risk
     -  Market Volatility Risk
     -  Risk of Investing in Bonds
     -  Securities Selection Risk
     -  Sector Risk

TELECOM UTILITY PORTFOLIO. The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Convertible Securities Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Market Volatility Risk
     -  OTC Risk
     -  Prepayment Risk
     -  Real Estate Industry Risk
     -  Securities Selection Risk

WORLDWIDE HIGH INCOME PORTFOLIO. The Portfolio may also invest in hybrid instruments; options and futures; illiquid securities (up to 15% of net assets and forward commitments. The Portfolio may engage in currency transactions. Additional risks that the Portfolio may be subject are as follows:

     -  Active Trading Risk
     -  Currency Volatility Risk
     -  Derivatives Risk
     -  Illiquidity Risk
     -  Market Volatility Risk
     -  Securities Selection Risk


SUNAMERICA SERIES TRUST                50

GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BRADY BONDS are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging market for new bonds in connection with debt restructurings under a debt restructuring plan by former U.S. Secretary of the Treasury, Nicholas F. Brady.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

CREDIT SWAPS involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

CURRENCY SWAPS involve the exchange of the parties' respective rights to make or receive payments in specified currencies.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

CUSTODIAL RECEIPTS AND TRUST CERTIFICATES represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

An "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of "FOREIGN SECURITIES" for additional information.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE BONDS, CONVERTIBLE PREFERRED STOCK, RIGHTS and WARRANTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges."

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

EUROBONDS are bonds issued and traded outside the country whose currency it is denominated in, and outside the regulatory jurisdictions of a single country,

SUNAMERICA SERIES TRUST                51

GLOSSARY

--------------------------------------------------------------------------------


and is usually a bond issued by a non-European company for sale in Europe.

EXCHANGE TRADED FUNDS (ETFS) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - AGENCY DISCOUNT NOTES are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - HIGH INCOME SECURITIES, with respect to the Worldwide High Income Portfolio, are defined as medium and lower-grade income securities, which include securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities determined by the Subadviser to be comparable quality at the time of purchase.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's. INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - MUNICIPAL SECURITIES are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, COMMERCIAL MORTGAGE-BACKED SECURITIES, and ASSET-BACKED SECURITIES. To be announced (TBA) mortgage-backed securities represent contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the

SUNAMERICA SERIES TRUST                52

GLOSSARY

--------------------------------------------------------------------------------


        highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser. With respect to the CORPORATE BOND PORTFOLIO, foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

FUNDAMENTAL ANALYSIS is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A "GROWTH" PHILOSOPHY is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

HYBRID INSTRUMENTS, such as INDEXED, STRUCTURED SECURITIES (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) and EXCHANGE TRADED FUNDS ("ETFS"), can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a CREDIT LINKED NOTE, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven

SUNAMERICA SERIES TRUST                53

GLOSSARY

--------------------------------------------------------------------------------


days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INCOME is interest payments from bonds or dividends from stocks.

INFLATION SWAPS are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. With respect to all Portfolios except as noted on a Portfolio's Fact Sheet:

     - LARGE-CAP COMPANIES will generally include companies whose market capitalizations are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell 1000 Index during the most recent 12-months had a market-cap of $265 million.

     - MID-CAP COMPANIES will generally include companies whose market capitalizations range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the smallest company in the Russell Midcap Index had a market-cap of $265 million and the largest company had a market-cap of $27.2 billion.

     - SMALL-CAP COMPANIES will generally include companies whose market capitalizations are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending January 31, 2007, the largest company in the Russell 2000 index had a market-cap of $6.2 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio's investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.


SUNAMERICA SERIES TRUST                54

GLOSSARY

--------------------------------------------------------------------------------

"NET ASSETS" when referred to under "Investment Goal and Principal Strategies" for a Portfolio takes into account borrowings for investment purposes.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

QUALITATIVE ANALYSIS uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

QUANTITATIVE ANALYSIS is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

A SPECIAL SITUATION arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


SUNAMERICA SERIES TRUST                55

GLOSSARY

--------------------------------------------------------------------------------

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expresses as a percentage of the initial investment.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A "VALUE" PHILOSOPHY is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

VARIABLE AND FLOATING RATE OBLIGATIONS normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

RISK TERMINOLOGY

ACTIVE TRADING RISK - A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne indirectly pro rata by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CONVERTIBLE SECURITIES RISK - Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

COUNTRY, SECTOR OR INDUSTRY FOCUS RISK - To the extent the Portfolio invests a significant portion of its assets in one or more countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting a single country, sector or industry than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CREDIT QUALITY RISK - The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY RISK - The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio's non-U.S. dollar-denominated securities.

DERIVATIVES RISK - A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the

SUNAMERICA SERIES TRUST                56

GLOSSARY

--------------------------------------------------------------------------------


field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

EQUITY RISK - This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FINANCIAL INSTITUTIONS SECTOR RISK - Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

FOREIGN INVESTMENT RISK - Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCK RISK - Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEADLINE RISK - Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company's stock may never recover.

HEDGING RISK - Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY RISK - There may not be a market for certain securities making it difficult or impossible to sell at the time and/or the price that the seller would like.

INTEREST RATE FLUCTUATIONS RISK - The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the

SUNAMERICA SERIES TRUST                57

GLOSSARY

--------------------------------------------------------------------------------


value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

INITIAL PUBLIC OFFERING INVESTING RISK - A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPO") exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

ISSUER RISK - The value of a security may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

LARGE CAP COMPANIES RISK - Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio's value may not rise as much as the value of portfolios that emphasize smaller companies.

LEVERAGE RISK - Certain transactions may give rise to a form of leverage. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks.

MARKET VOLATILITY RISK - The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio. Individual stocks are affected by many factors, including:

     -  corporate earnings,
     -  production,
     -  management,
     -  sales, and
     - market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

NON-DIVERSIFIED STATUS RISK - Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

OVER-THE-COUNTER RISK - OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

"PASSIVELY MANAGED" STRATEGY RISK - A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT RISK - Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest

SUNAMERICA SERIES TRUST                58

GLOSSARY

--------------------------------------------------------------------------------


rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY RISK - Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

RISKS OF INVESTING IN BONDS - As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

RISKS OF INVESTING IN JUNK BONDS - A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default.

SECTOR RISK - Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION RISK - A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALES RISK - Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES RISK - Companies with smaller market capitalization tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

TECHNOLOGY COMPANY RISK - There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may effect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

UNSEASONED COMPANIES RISK - Unseasoned companies are companies that have operated less than

SUNAMERICA SERIES TRUST                59

GLOSSARY

--------------------------------------------------------------------------------


three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY RISK - Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

VALUE INVESTING RISK. - The portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.



SUNAMERICA SERIES TRUST                60

MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE
INVESTMENT ADVISER AND MANAGER

AIG SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. AIG SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. AIG SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $52.5 billion as of December 31, 2006. AIG SAAMCo is an indirect, wholly-owned subsidiary of American International Group, Inc., and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

AIG SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits AIG SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits AIG SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, AIG SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2007, each Portfolio paid AIG SAAMCo a fee equal to the following percentage of average daily net assets:


PORTFOLIO                                 FEE

Aggressive Growth Portfolio               0.72%
Alliance Growth Portfolio                 0.61%
Balanced Portfolio                        0.64%
Cash Management Portfolio                 0.45%
Corporate Bond Portfolio                  0.55%
Davis Venture Value Portfolio             0.71%
"Dogs" of Wall Street Portfolio           0.60%
Emerging Markets Portfolio                1.11%
Equity Index Portfolio                    0.40%
Equity Opportunities Portfolio            0.69%*
Fundamental Growth Portfolio              0.84%
Global Bond Portfolio                     0.68%
Global Equities Portfolio                 0.78%
Growth-Income Portfolio                   0.57%
High Yield Bond Portfolio                 0.62%
International Diversified Equities
  Portfolio                               0.83%
International Growth and Income
  Portfolio                               0.91%
Real Estate Portfolio                     0.77%
Small Company Value Portfolio             1.00%
Telecom Utility Portfolio                 0.75%
Worldwide High Income Portfolio           0.80%


* Effective May 1, 2007, the advisory fee payable to AIG SAAMCo with respect to the Portfolio increased. Had the advisory fee been in effect for the fiscal year ended January 31, 2007, AIG SAAMCo would have received advisory fees with respect to the Equity Opportunities Portfolio equal to 0.76% of such Portfolio's average daily net assets.

AIG SAAMCo is responsible for making the day-to-day investment decisions for the Aggressive Growth, "Dogs" of Wall Street and the High Yield Bond Portfolios.

The Aggressive Growth Portfolio is managed by Jay Rushin. Mr. Rushin joined AIG SAAMCO in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over nine years experience in the investment industry, focusing the past eight years on the small-cap and mid-cap growth segments of the market. Prior to joining AIG SAAMCO, he was a lead Portfolio Manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The "Dogs" of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at AIG SAAMCo. He evaluates portfolios on the theory and application of attribution,

SUNAMERICA SERIES TRUST                61

MANAGEMENT

--------------------------------------------------------------------------------


risk characteristics, and style analysis. Before joining AIG SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation

The High Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. The team members, in addition to their positions with AIG SAAMCo, a wholly-owned subsidiary of American International Group, Inc. ("AIG"), also have positions with AIG Global Investment Corp. ("AIGGIC"). AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Global Investment Group ("AIGGIG"). Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

INFORMATION ABOUT THE SUBADVISERS

The investment manager(s) and/or management team(s) that have primary responsibility for the day-today management of the Portfolios are set forth herein. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

AIG SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. AIG SAAMCo may terminate any agreement with a Subadviser without shareholder approval.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

ALLIANCEBERNSTEIN L.P. (ALLIANCEBERNSTEIN) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan.

The Growth-Income Portfolio is managed by Michael Baldwin. Mr. Baldwin joined AllianceBernstein in 1989 and is currently a Senior Vice President, Portfolio Manager and Associate Director of Research.

COLUMBIA MANAGEMENT ADVISORS, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110. CMA acts as investment manager for individuals, corporations, private investment companies and financial institutions. CMA is registered as an investment advisor with the SEC and is an indirect, wholly-owned subsidiary of Bank of America Corporation. As of December 31, 2006, CMA had $345 billion in assets under management.


SUNAMERICA SERIES TRUST                62

MANAGEMENT

--------------------------------------------------------------------------------

The Cash Management Portfolio is managed by Patrick Graham. Mr. Graham joined CMA as a Director and Senior Fixed Income Portfolio Manager in October 2004. Prior to joining CMA, Mr. Graham was a Senior Money Market Portfolio Manager at Bank One Investment Advisors Corp., (1996-2004).

DAVIS SELECTED ADVISERS, L.P. D/B/A DAVIS ADVISORS (DAVIS) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by AIG SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2006, Davis had approximately $98 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

FAF ADVISORS, INC. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of December 31, 2006, FAF had more than $100 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999 and is the director of FAF's Equity Risk Management and Quantitative Products. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

FEDERATED INVESTMENT MANAGEMENT COMPANY (FEDERATED) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Effective May 1, 2004, Federated Investment Management Company became Subadviser for the Corporate Bond Portfolio. Previously, the Subadviser for each of the Portfolio was Federated Investment Counseling. Both Federated and Federated Investment Counseling are wholly owned subsidiaries of Federated Investors, Inc. The change in Subadviser did not change the portfolio manager for the Portfolio. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of December 31, 2006, Federated and affiliated companies had approximately $237 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers:
Mark E. Durbiano, Christopher J. Smith and Joseph M. Balestrino. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith joined Federated in 1995 and is currently a Vice President and Portfolio Manager. Mr. Smith holds the Chartered Financial Analyst designation. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President and Portfolio Manager. Mr. Balestrino serves as a back-up portfolio manager to this Portfolio.

FRANKLIN ADVISORY SERVICES, LLC (FRANKLIN) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2006, Franklin Templeton Investments managed approximately $552 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, Margaret McGee and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined

SUNAMERICA SERIES TRUST                63

MANAGEMENT

--------------------------------------------------------------------------------


Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-INTERNATIONAL), a business unit of the Investment Management Division of Goldman Sachs, is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of December 31, 2006, GSAM-International, along with other units of the Investment Management Division of Goldman Sachs, had approximately $664.4 billion in assets under management.

The Global Bond Portfolio is managed by Andrew F. Wilson, Philip Moffitt and Iain Lindsay. Mr. Wilson joined GSAM-International in 1995 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and Senior Portfolio Manager. During his tenure with GSAM-International he has been responsible for Global Fixed Income positioning, is a member of the Fixed Income Investment Strategy group and is also a member of the Global Asset Allocation Committee. Mr. Moffitt joined GSAM-International in 1999 and is currently a Managing Director, Co-Head of Global Fixed Income and Currency Management and a Senior Portfolio Manager. Mr. Lindsay joined GSAM-International in 2001 and is currently Managing Director of Global Fixed Income and Currency Management and is a Senior Portfolio Manager. In addition, he is a senior investment professional on GSAM-International's global fixed income and currency team and is a member of its Fixed Income Strategy Group. Prior to joining GSAM-International in 2001, Mr. Lindsay was with JP Morgan Investment Management, Inc. where he was a Portfolio Manager and a sell-side fixed income investment strategist.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (JP MORGAN) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2006, JP Morgan together with its affiliated companies had approximately $1,013 billion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan"s Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan's Global Portfolios Group based in London.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS(R)) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS(R) is a registered trademark of Massachusetts Financial Services Company.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy joined MFS in 1991 and is currently a Senior Vice president and Portfolio Manager. Mr. Persons joined MFS in 2000 and is currently a Vice President and Portfolio Manager.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM INC.) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "Van Kampen."

SUNAMERICA SERIES TRUST                64

MANAGEMENT

--------------------------------------------------------------------------------


As of December 31, 2006, MSIM Inc. together with its affiliated asset management companies had approximately $492 billion in assets under management.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

The Worldwide High Income Portfolio is managed by MSIM Inc.'s High Yield Team and Emerging Markets Debt Team. The High Yield Team includes Joshua Givelber. Mr. Givelber is a Vice President and Portfolio Manager of MSIM. Mr. Givelber joined Morgan Stanley in 1999 and has been a Portfolio Manager since 2003. Members of the Emerging Markets Debt Team include Abigail McKenna, Eric Baurmeister and Federico Kaune. Ms. McKenna joined MSIM in 1996 and is currently a Managing Director and Portfolio Manager. Ms. McKenna is a co-team leader of the Portfolio. Mr. Baurmeister joined MSIM Inc. in 1997 and is currently an Executive Director and Portfolio Manager. He holds the Chartered Financial Analyst designation. Mr. Kaune joined MSIM in 2002 and is currently an Executive Director and Portfolio Manager. Prior to 2002, Mr. Kaune was a Senior Vice President and Senior Economist at Goldman Sachs.

OPPENHEIMERFUNDS, INC. (OPPENHEIMER) has been an investment adviser since 1960. As of December 31, 2006, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $235 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Mr. Nikolaos Monoyios and Mark Zavanelli. Mr. Monoyios, CFA, has been a Senior Vice President of Oppenheimer since October 2003 and was formerly a Vice President of Oppenheimer from April 1998 through September 2003. Mr. Monoyios joined Oppenheimer in 1998. Mr. Zavanelli, CFA, has been a Vice President of Oppenheimer since November 2000. Mr. Zavanelli joined Oppenheimer in May 1998.

PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2006, Putnam had approximately $192 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Grana and Avo E. Ora. Mr. Grana is a Senior Vice President and Portfolio Manager on Putnam's International Core Emerging Markets Equity team. He joined Putnam in 1999. Mr. Grana holds the Chartered Financial Analyst designation and has 10 years of investment experience. Mr. Ora is a Senior Vice President and Portfolio Manager on Putnam's Emerging Markets Team in the Global Core Equity Group. Mr. Ora joined Putnam in 1998 and has eight years of investment industry experience.

The International Growth and Income Portfolio is managed by an investment team including Pamela R. Holding and Darren Jaroch. Ms. Holding is the portfolio leader for the Portfolio and for the Putnam International Growth & Income Fund. She joined Putnam in 1995 and has 18 years of investment industry experience. She is currently a Managing Director and Senior Portfolio Manager in Putnam's International Value team. Ms. Holding holds the Chartered Financial Analyst designation. Ms. Holding is the lead portfolio manager of this Portfolio. Mr. Jaroch joined Putnam in 2000 and has ten years of investment industry experience. He is a Portfolio Manager on the International and Global Value Equity team. Mr. Jaroch holds the Charter Financial Analyst designation.

WELLS CAPITAL MANAGEMENT INCORPORATED (WELLS CAPITAL) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2006, Wells Capital managed assets aggregating in excess of $189 billion.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas
J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team's Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Pence has earned the right to use the CFA designation.

Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios

SUNAMERICA SERIES TRUST                65

MANAGEMENT

--------------------------------------------------------------------------------


at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management since 2000. Mr. Harris has earned the right to use the CFA designation.

INFORMATION ABOUT THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

PAYMENTS IN CONNECTION WITH DISTRIBUTION

Certain affiliated life insurance companies receive financial support from AIG SAAMCo and certain Subadvisers for distribution-related activities, including support to help offset costs for education and training and education to support sales of the Portfolios.

CUSTODIAN, TRANSFER AND
DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.


SUNAMERICA SERIES TRUST                66

LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Adviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1, and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Portfolios.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of the Portfolios. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review. Subject to receipt of permanent relief, the Adviser and Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform their respective advisory or distribution services relating to the Portfolios.



SUNAMERICA SERIES TRUST                67

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with AIG SAAMCo, the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either AIG SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies.

If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts are offered through this Prospectus. Class 2 and Class 3 shares are offered through a separate prospectus.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

Valuation of shares. The net asset value per share ("NAV") for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell

SUNAMERICA SERIES TRUST                68

ACCOUNT INFORMATION

--------------------------------------------------------------------------------


requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

FREQUENT PURCHASES AND
REDEMPTIONS OF SHARES

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios' performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities ("junk bonds"), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio's junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies - Valuation of Shares").

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.


SUNAMERICA SERIES TRUST                69

ACCOUNT INFORMATION

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS

The Trust's policies and procedures with respect to the disclosure of the Portfolios' securities are described in the Statement of Additional Information.

DIVIDEND POLICIES AND TAXES

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestment. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.




SUNAMERICA SERIES TRUST                70

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


------------------------------------------------------------------------------------------------------------------------------
                                       NET
                         NET        REALIZED         TOTAL          DIVIDENDS         DIVIDENDS
          NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET      FROM NET                      NET ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-           REALIZED                        VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT              MENT            GAIN ON          TOTAL          END OF
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME         INVESTMENTS    DISTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------



                                             Cash Management Portfolio -- Class 1
01/31/03    $11.07      $0.15        $(0.02)         $0.13           $(0.37)           $    --          $(0.37)        $10.83
01/31/04     10.83       0.08          0.00           0.08            (0.23)                --           (0.23)         10.68
01/31/05     10.68       0.10         (0.01)          0.09            (0.08)                --           (0.08)         10.69
01/31/06     10.69       0.32            --           0.32            (0.09)                --           (0.09)         10.92
01/31/07     10.92       0.52         (0.01)          0.51            (0.28)                --           (0.28)         11.15
                                              Corporate Bond Portfolio -- Class 1
01/31/03     11.17       0.80         (0.02)          0.78            (0.71)                --           (0.71)         11.24
01/31/04     11.24       0.69          0.71           1.40            (0.72)                --           (0.72)         11.92
01/31/05     11.92       0.65          0.07           0.72            (0.62)                --           (0.62)         12.02
01/31/06     12.02       0.62         (0.44)          0.18            (0.55)                --           (0.55)         11.65
01/31/07     11.65       0.65          0.02           0.67            (0.53)                --           (0.53)         11.79
                                               Global Bond Portfolio -- Class 1
01/31/03     10.63       0.42          0.25           0.67            (0.18)            (0.15)           (0.33)         10.97
01/31/04     10.97       0.36          0.05           0.41                --                --              --          11.38
01/31/05     11.38       0.32          0.18           0.50                --            (0.14)           (0.14)         11.74
01/31/06     11.74       0.28          0.06           0.34            (0.38)            (0.06)           (0.44)         11.64
01/31/07     11.64       0.30          0.04           0.34            (1.11)            (0.23)           (1.34)         10.64

-------------------------------------------------------------------------
                         NET                    RATIO OF NET
                       ASSETS      RATIO OF      INVESTMENT
                       END OF      EXPENSES       INCOME TO
 PERIOD     TOTAL      PERIOD     TO AVERAGE       AVERAGE      PORTFOLIO
  ENDED   RETURN**     (000'S)    NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------------



                   Cash Management Portfolio -- Class 1
01/31/03     1.22%    $457,994       0.52%          1.37%           --%
01/31/04     0.72      244,351       0.54           0.69            --
01/31/05     0.86      227,570       0.56           0.90            --
01/31/06     3.04      191,254       0.54           2.91            --
01/31/07     4.71      216,529       0.50           4.63            --
                   Corporate Bond Portfolio -- Class 1
01/31/03     7.17      263,378       0.65           7.17            46(1)
01/31/04    12.67      277,860       0.64           5.89            48(1)
01/31/05     6.18      279,090       0.63           5.46            33(1)
01/31/06     1.60      280,564       0.62           5.23            44
01/31/07     5.82      285,098       0.60           5.53            41
                     Global Bond Portfolio -- Class 1
01/31/03     6.36      132,160       0.80           3.89            66
01/31/04     3.74      114,854       0.82           3.17           115
01/31/05     4.38      102,785       0.83           2.79            86
01/31/06     2.98       97,472       0.83           2.40           164
01/31/07     3.08       85,764       0.82           2.57            44



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:


                                                                      2003  2004  2005
                                                                      ----  ----  ----

Corporate Bond......................................................  45%    46%   32%




SUNAMERICA SERIES TRUST                71

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------
                                       NET                                           DIVIDENDS
                         NET        REALIZED         TOTAL          DIVIDENDS         FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM       DECLARED FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-          INVEST-          GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT              MENT           INVEST-         TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS          INCOME           MENTS      DISTRIBUTIONS    PERIOD
-------------------------------------------------------------------------------------------------------------------------

                                           High-Yield Bond Portfolio -- Class 1
01/31/03    $ 7.01      $0.63        $(0.98)        $(0.35)           $(0.99)           $--           $(0.99)      $ 5.67
01/31/04      5.67       0.58          1.21           1.79             (0.46)            --            (0.46)        7.00
01/31/05      7.00       0.61          0.35           0.96             (0.66)            --            (0.66)        7.30
01/31/06      7.30       0.57          0.16           0.73             (0.77)            --            (0.77)        7.26
01/31/07      7.26       0.54          0.34           0.88             (0.60)            --            (0.60)        7.54
                                        Worldwide High Income Portfolio -- Class 1
01/31/03      7.65       0.67         (0.72)         (0.05)            (1.06)            --            (1.06)        6.54
01/31/04      6.54       0.52          1.11           1.63             (0.63)            --            (0.63)        7.54
01/31/05      7.54       0.56          0.07           0.63             (0.49)            --            (0.49)        7.68
01/31/06      7.68       0.52          0.10           0.62             (0.63)            --            (0.63)        7.67
01/31/07      7.67       0.48          0.13           0.61             (0.60)            --            (0.60)        7.68
                                              Balanced Portfolio -- Class 1
01/31/03     14.02       0.25         (2.34)         (2.09)            (0.34)            --            (0.34)       11.59
01/31/04     11.59       0.18          1.95           2.13             (0.29)            --            (0.29)       13.43
01/31/05     13.43       0.28          0.32           0.60             (0.21)            --            (0.21)       13.82
01/31/06     13.82       0.31          0.30           0.61             (0.35)            --            (0.35)       14.08
01/31/07     14.08       0.36          1.10           1.46             (0.41)            --            (0.41)       15.13

-------------------------------------------------------------------------------
                         NET                    RATIO OF NET
                       ASSETS      RATIO OF      INVESTMENT
                       END OF      EXPENSES        INCOME
 PERIOD     TOTAL      PERIOD     TO AVERAGE     TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000S)     NET ASSETS     NET ASSETS      TURNOVER
-------------------------------------------------------------------------------

                      High-Yield Bond Portfolio -- Class 1
01/31/03    (3.92)%   $221,410       0.75%          10.09%         121%(2)
01/31/04    32.41      311,063       0.73            9.09          125(2)
01/31/05    14.59      269,008       0.72            8.66           88(2)
01/31/06    10.65      242,766       0.74(1)         7.75(1)        71
01/31/07    12.41      231,605       0.69            7.22           60
                   Worldwide High Income Portfolio -- Class 1
01/31/03     0.45       77,847       1.15            9.55          103(2)
01/31/04    25.40       92,530       1.15            7.16          149(2)
01/31/05     8.64       86,357       1.13            7.37           90(2)
01/31/06     8.49       80,462       0.97            6.69           48
01/31/07     8.27       74,677       0.97            6.26           42
                         Balanced Portfolio -- Class 1
01/31/03   (14.95)     310,531       0.68            1.91          611(2)
01/31/04    18.51      318,419       0.69            1.45          187(2)
01/31/05     4.52      275,323       0.72(3)         2.03(3)       192(2)
01/31/06     4.55(4)   224,250       0.73(3)         2.16(3)       227
01/31/07    10.46      191,204       0.74            2.50          141



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)  Gross of custody credits of 0.01%.
(2) Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:



                                                              2003  2004  2005
                                                              ----  ----  ----

High-Yield Bond.............................................   121%  125%   88%
Worldwide High Income.......................................   103   149    90
Balanced....................................................   611   186   192


(3) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:



                                                       1/03  1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----  ----

Balanced Class 1.....................................   --%   --%  0.00% 0.02%  --%


(4) The Portfolio's total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                72

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Telecom Utility Portfolio -- Class 1
01/31/03    $10.01      $0.41        $(2.71)        $(2.30)       $(0.87)       $--           $(0.87)      $ 6.84     (22.90)%
01/31/04      6.84       0.36          1.25           1.61         (0.48)        --            (0.48)        7.97      24.12
01/31/05      7.97       0.34          0.75           1.09         (0.41)        --            (0.41)        8.65      14.11
01/31/06      8.65       0.32          0.60           0.92         (0.39)        --            (0.39)        9.18      10.90
01/31/07      9.18       0.35          1.78           2.13         (0.37)        --            (0.37)       10.94      23.49
                                              Equity Index Portfolio -- Class 1
01/31/03      9.59       0.09         (2.33)         (2.24)        (0.08)        --            (0.08)        7.27     (23.31)
01/31/04      7.27       0.10          2.34           2.44         (0.09)        --            (0.09)        9.62      33.68
01/31/05      9.62       0.14          0.40           0.54         (0.11)        --            (0.11)       10.05       5.65
01/31/06     10.05       0.14          0.84           0.98         (0.17)        --            (0.17)       10.86       9.86
01/31/07     10.86       0.16          1.34           1.50         (0.18)        --            (0.18)       12.18      13.89

---------------------------------------------------------------------------
            NET
           ASSETS     RATIO OF          RATIO OF NET
           END OF     EXPENSES           INVESTMENT
 PERIOD    PERIOD    TO AVERAGE            INCOME           PORTFOLIO
  ENDED    (000S)    NET ASSETS    TO AVERAGE NET ASSETS     TURNOVER
---------------------------------------------------------------------------

                 Telecom Utility Portfolio -- Class 1
01/31/03  $52,982       0.95%(2)            4.82%(2)           123%
01/31/04   50,898       0.98(2)             4.83(2)             19
01/31/05   50,866       0.97(2)             4.10(2)             29
01/31/06   43,498       0.91(2)             3.54(2)              6
01/31/07   50,319       0.90(2)             3.50(2)             73
                  Equity Index Portfolio -- Class 1
01/31/03   37,586       0.55(1)             1.07(1)              4
01/31/04   49,616       0.55(1)             1.19(1)              1
01/31/05   46,789       0.55(1)             1.42(1)              4
01/31/06   41,634       0.55(1)(3)          1.30(1)(3)           2
01/31/07   37,909       0.55(1)             1.38(1)              2



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:


                                              EXPENSES                 NET INVESTMENT INCOME (LOSS)
                                 ---------------------------------  ---------------------------------
                                  1/03   1/04   1/05   1/06   1/07   1/03   1/04   1/05   1/06   1/07
                                 -----  -----  -----  -----  -----  -----  -----  -----  -----  -----


Equity Index Class 1...........  0.58%  0.62%  0.63%  0.63%  0.67%  1.04%  1.12%  1.34%  1.24%  1.28%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:


                                                1/03    1/04    1/05    1/06    1/07
                                               -----   -----   -----   -----   -----


Telecom Utility Class 1......................  0.07%   0.04%   0.01%   0.03%   0.04%



(3) Net of custody credits of 0.01%.


SUNAMERICA SERIES TRUST                73

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                              Growth-Income Portfolio -- Class 1
01/31/03    $21.75      $0.16        $(4.86)        $(4.70)       $(0.17)      $   --         $(0.17)      $16.88     (21.61)%
01/31/04     16.88       0.13          5.43           5.56         (0.19)          --          (0.19)       22.25      33.04
01/31/05     22.25       0.10          1.06           1.16         (0.16)          --          (0.16)       23.25       5.25
01/31/06     23.25       0.14          3.11           3.25         (0.14)          --          (0.14)       26.36      14.05
01/31/07     26.36       0.20          1.42           1.62         (0.20)          --          (0.20)       27.78       6.17
                                          Equity Opportunities Portfolio -- Class 1
01/31/03     14.84       0.19         (3.27)         (3.08)        (0.15)          --          (0.15)       11.61     (20.76)
01/31/04     11.61       0.21          3.63           3.84         (0.21)          --          (0.21)       15.24      33.25
01/31/05     15.24       0.23          0.82           1.05         (0.23)          --          (0.23)       16.06       6.95(2)
01/31/06     16.06       0.25          1.09           1.34         (0.26)          --          (0.26)       17.14       8.50
01/31/07     17.14       0.28          2.35           2.63         (0.30)       (0.21)         (0.51)       19.26      15.51

----------------------------------------------------------------------
                                       RATIO OF NET
             NET                        INVESTMENT
           ASSETS        RATIO OF         INCOME
           END OF        EXPENSES       TO AVERAGE
 PERIOD    PERIOD       TO AVERAGE          NET        PORTFOLIO
  ENDED    (000S)     NET ASSETS(1)      ASSETS(1)      TURNOVER
----------------------------------------------------------------------

               Growth-Income Portfolio -- Class 1
01/31/03  $877,271         0.59%           0.79%           45%
01/31/04   981,864         0.64            0.62            56
01/31/05   831,173         0.64            0.43            44
01/31/06   715,382         0.61            0.58            36
01/31/07   567,436         0.63            0.76            44
            Equity Opportunities Portfolio -- Class 1
01/31/03   191,653         0.76            1.41            32
01/31/04   224,293         0.84            1.55            31
01/31/05   203,016         0.80            1.47            54
01/31/06   176,962         0.76            1.46            55
01/31/07   157,526         0.76            1.54            59



--------
 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                      1/03  1/04  1/05  1/06  1/07
                                                      ----  ----  ----  ----  ----


Growth-Income Class 1...............................  0.01% 0.04% 0.03% 0.01% 0.01%
Equity Opportunities Class 1........................  0.01  0.07  0.04  0.05  0.04


(2) The Portfolio's performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                74

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-------------------------------------------------------------------------------------------------------------------------------
                                                                  DIVIDENDS    DIVIDENDS
                         NET            NET            TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-       REALIZED          FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME      GAIN (LOSS)        MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*    ON INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-------------------------------------------------------------------------------------------------------------------------------

                                            Davis Venture Value Portfolio -- Class 1
01/31/03    $20.58      $0.15         $(3.40)         $(3.25)       $(0.12)      $   --         $(0.12)      $17.21     (15.79)%
01/31/04     17.21       0.21           6.47            6.68         (0.17)          --          (0.17)       23.72      38.95
01/31/05     23.72       0.24           2.20            2.44         (0.22)          --          (0.22)       25.94      10.35
01/31/06     25.94       0.28           3.25            3.53         (0.28)          --          (0.28)       29.19      13.71
01/31/07     29.19       0.28           4.06            4.34         (0.31)          --          (0.31)       33.22      14.96(2)
                                           "Dogs" of Wall Street Portfolio -- Class 1
01/31/03      9.38       0.22          (1.44)          (1.22)        (0.17)          --          (0.17)        7.99     (13.07)
01/31/04      7.99       0.24           2.07            2.31         (0.24)          --          (0.24)       10.06      29.27
01/31/05     10.06       0.21           0.35            0.56         (0.25)          --          (0.25)       10.37       5.67
01/31/06     10.37       0.24           0.04            0.28         (0.26)       (0.02)         (0.28)       10.37       2.91
01/31/07     10.37       0.25           1.85            2.10         (0.28)       (0.19)         (0.47)       12.00      20.57

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES          INCOME
 PERIOD     PERIOD      TO AVERAGE NET     TO AVERAGE     PORTFOLIO
  ENDED     (000S)          ASSETS         NET ASSETS      TURNOVER
-------------------------------------------------------------------------

              Davis Venture Value Portfolio -- Class 1
01/31/03  $1,612,985         0.75%            0.81%           17%
01/31/04   2,004,101         0.77             1.03            13
01/31/05   1,913,355         0.79(1)          1.03(1)          9
01/31/06   1,819,150         0.76(1)          1.03(1)         14
01/31/07   1,720,746         0.76(1)          0.91(1)         16
             "Dogs" of Wall Street Portfolio -- Class 1
01/31/03      99,103         0.69             2.42            67
01/31/04     105,109         0.71             2.67            56
01/31/05      92,258         0.71             2.05            30
01/31/06      68,668         0.70(1)          2.26(1)         26
01/31/07      67,972         0.71(1)          2.22(1)         45



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                            1/05  1/06  1/07
                                                            ----  ----  ----


Davis Venture Value Class 1...............................  0.00% 0.01% 0.00%
"Dogs" of Wall Street Class 1.............................    --  0.00  0.02




SUNAMERICA SERIES TRUST                75

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                       NET                      DIVIDENDS    DIVIDENDS
                         NET        REALIZED         TOTAL       DECLARED     FROM NET                       NET
          NET ASSET    INVEST-    & UNREALIZED       FROM        FROM NET     REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                             Alliance Growth Portfolio -- Class 1
01/31/03    $19.41      $ 0.03       $(5.87)        $(5.84)       $(0.04)       $--           $(0.04)      $13.53     (30.08)%
01/31/04     13.53        0.05         4.30           4.35         (0.04)        --            (0.04)       17.84      32.17
01/31/05     17.84        0.06         0.24           0.30         (0.06)        --            (0.06)       18.08       1.68
01/31/06     18.08        0.02         5.07           5.09         (0.08)        --            (0.08)       23.09      28.23
01/31/07     23.09        0.01        (0.59)         (0.58)        (0.03)        --            (0.03)       22.48      (2.52)
                                           Fundamental Growth Portfolio -- Class 1
01/31/03     14.89        0.03        (3.87)         (3.84)        (0.02)        --            (0.02)       11.03     (25.77)
01/31/04     11.03        0.01         3.24           3.25         (0.03)        --            (0.03)       14.25      29.51
01/31/05     14.25        0.07        (0.18)         (0.11)        (0.02)        --            (0.02)       14.12      (0.78)
01/31/06     14.12        0.00         1.60           1.60         (0.09)        --            (0.09)       15.63      11.40
01/31/07     15.63       (0.01)        1.12           1.11         (0.00)        --            (0.00)       16.74       7.13

-------------------------------------------------------------------------
              NET                         RATIO OF NET
            ASSETS         RATIO OF        INVESTMENT
            END OF         EXPENSES      INCOME (LOSS)
 PERIOD     PERIOD        TO AVERAGE       TO AVERAGE     PORTFOLIO
  ENDED     (000'S)     NET ASSETS(1)    NET ASSETS(1)     TURNOVER
-------------------------------------------------------------------------

                Alliance Growth Portfolio -- Class 1
01/31/03  $1,007,655         0.65%            0.19%           51%
01/31/04   1,105,466         0.68             0.27            63
01/31/05     873,722         0.70             0.31            82
01/31/06     878,869         0.66             0.10            66
01/31/07     640,828         0.66             0.07            91
                 Fundamental Growth Portfolio -- Class 1
01/31/03     271,199         0.86             0.19           120
01/31/04     288,148         0.93             0.08            56
01/31/05     232,556         0.93             0.48            71
01/31/06     201,063         0.92(2)         (0.04)(2)       116
01/31/07     160,693         0.84(2)         (0.09)(2)        73



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----



Alliance Growth Class 1..........................  0.00% 0.02% 0.03% 0.02% 0.01%
Fundamental Growth Class 1.......................  0.01  0.04  0.02  0.04  0.02



(2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                                                         NET INVESTMENT
                                                          EXPENSES        INCOME (LOSS)
                                                      ----------------------------------
                                                      1/06(1)  1/07(1)  1/06(1)  1/07(1)
                                                      ----------------------------------

Fundamental Growth Portfolio Class 1................    0.95%    0.94%   (0.07)%  (0.19)%




SUNAMERICA SERIES TRUST                76

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL        DIVIDENDS                        DIVIDENDS
            ASSET      INVEST-     NET REALIZED        FROM       DECLARED FROM      DIVIDENDS        FROM NET
            VALUE        MENT      & UNREALIZED       INVEST-          NET         DECLARED FROM      REALIZED
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT         INVESTMENT       NET RETURN       GAIN ON          TOTAL
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS        INCOME         OF CAPITAL     INVESTMENTS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------

                                                Real Estate Portfolio -- Class 1
01/31/03    $10.80      $ 0.55        $(0.18)         $ 0.37          $(0.28)          $   --          $   --          $(0.28)
01/31/04     10.89        0.50          4.58            5.08           (0.35)              --              --           (0.35)
01/31/05     15.62        0.41          2.63            3.04           (0.47)              --              --           (0.47)
01/31/06     18.19        0.34          5.00            5.34           (0.42)              --           (1.55)          (1.97)
01/31/07     21.56        0.34          6.65            6.99           (0.32)              --           (2.34)          (2.66)
                                            Small Company Value Portfolio -- Class 1
01/31/03     10.77       (0.04)        (1.53)          (1.57)             --               --           (0.60)          (0.60)
01/31/04      8.60       (0.03)         3.58            3.55              --               --              --              --
01/31/05     12.15        0.09          2.70            2.79              --               --              --           14.94
01/31/06     14.94        0.00          3.21            3.21           (0.11)              --           (0.94)          (1.05)
01/31/07     17.10        0.00          2.05            2.05           (0.00)              --           (1.33)          (1.33)
                                             Aggressive Growth Portfolio -- Class 1
01/31/03      8.84       (0.02)        (2.13)          (2.15)          (0.02)           (0.00)             --           (0.02)
01/31/04      6.67       (0.03)         2.22            2.19              --               --              --              --
01/31/05      8.86       (0.02)         1.26            1.24              --               --              --              --
01/31/06     10.10        0.01          1.50            1.51              --               --              --              --
01/31/07     11.61        0.07          1.31            1.38           (0.01)              --                           (0.01)

-------------------------------------------------------------------------------------
            NET                    NET                      RATIO OF NET
           ASSET                 ASSETS       RATIO OF       INVESTMENT
           VALUE                 END OF     EXPENSES TO    INCOME (LOSS)
 PERIOD   END OF      TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
  ENDED   PERIOD    RETURN**     (000S)        ASSETS        NET ASSETS      TURNOVER
-------------------------------------------------------------------------------------

                              Real Estate Portfolio -- Class 1
01/31/03  $10.89       3.41%    $ 95,829        0.89%           4.89%           52%
01/31/04   15.62      47.02      139,355        0.88            3.76            18
01/31/05   18.19      19.58      154,304        0.86(2)         2.38(2)         33
01/31/06   21.56      31.37      165,987        0.85(2)         1.69(2)         23
01/31/07   25.89      34.17(3)   195,996        0.82            1.45            37
                          Small Company Value Portfolio -- Class 1
01/31/03    8.60     (14.54)       5,782        1.49(1)        (0.41)(1)       124
01/31/04   12.15      41.28        8,562        1.60(1)        (0.31)(1)        22
01/31/05   22.96     10,462         1.60(1)     0.66(1)           22
01/31/06   17.10      22.64       10,218        1.60(1)         0.01(1)         16
01/31/07   17.82      12.61        9,998        1.60(1)         0.02(1)          7
                           Aggressive Growth Portfolio -- Class 1
01/31/03    6.67     (24.28)     156,449        0.77           (0.24)          150
01/31/04    8.86      32.83      198,390        0.79           (0.39)          103
01/31/05   10.10      14.00      189,042        0.80(2)        (0.26)(2)        89
01/31/06   11.61      14.95      174,880        0.79(2)         0.05(2)        121
01/31/07   12.98      11.92      150,208        0.81(2)         0.56(2)        298



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been as follows:



                                            EXPENSES                     NET INVESTMENT INCOME (LOSS)
                              ------------------------------------   -----------------------------------
                              1/03       1/04   1/05   1/06   1/07    1/03    1/04   1/05    1/06   1/07
                              ----       ----   ----   ----   ----   -----   -----   ----   -----   ----


Small Company Value Class
  1.........................  2.08%(2)   2.27%  2.00%  1.82%  1.46%  (0.99)% (0.98)% 0.26%  (0.21)% 0.17%


(2) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                              1/05  1/06  1/07
                                                              ----  ----  ----


Real Estate Class 1.........................................  0.00% 0.00%   --
Aggressive Growth Class 1...................................  0.00  0.05  0.03%


(3) The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.


SUNAMERICA SERIES TRUST                77

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                DIVIDENDS
                                       NET                       DECLARED    DIVIDENDS
             NET         NET        REALIZED         TOTAL         FROM       FROM NET                       NET
            ASSET      INVEST-    & UNREALIZED       FROM          NET        REALIZED                      ASSET
            VALUE        MENT      GAIN (LOSS)      INVEST-      INVEST-      GAIN ON                       VALUE
 PERIOD   BEGINNING     INCOME         ON            MENT          MENT       INVEST-         TOTAL        END OF      TOTAL
  ENDED   OF PERIOD    (LOSS)*     INVESTMENTS    OPERATIONS      INCOME       MENTS      DISTRIBUTIONS    PERIOD    RETURN**
-----------------------------------------------------------------------------------------------------------------------------

                                     International Growth and Income Portfolio -- Class 1
01/31/03    $ 9.07      $0.09        $(1.96)        $(1.87)       $(0.05)      $   --         $(0.05)      $ 7.15     (20.66)%
01/31/04      7.15       0.12          3.06           3.18         (0.12)          --          (0.12)       10.21      44.71
01/31/05     10.21       0.09          1.57           1.66         (0.14)          --          (0.14)       11.73      16.37
01/31/06     11.73       0.21          2.50           2.71         (0.11)          --          (0.11)       14.33      23.25
01/31/07     14.33       0.33          2.73           3.06         (0.21)       (0.20)         (0.41)       16.98      21.57
                                             Global Equities Portfolio -- Class 1
01/31/03     10.49       0.02         (2.64)         (2.62)           --           --             --         7.87     (24.98)
01/31/04      7.87       0.02          2.68           2.70         (0.02)          --          (0.02)       10.55      34.39
01/31/05     10.55       0.03          0.64           0.67         (0.03)          --          (0.03)       11.19       6.41
01/31/06     11.19       0.08          2.90           2.98         (0.03)          --          (0.03)       14.14      26.72
01/31/07     14.14       0.18          2.41           2.59         (0.14)          --          (0.14)       16.59      18.40(2)


--------------------------------------------------------------------
             NET                     RATIO OF NET
           ASSETS      RATIO OF       INVESTMENT
           END OF      EXPENSES     INCOME (LOSS)
 PERIOD    PERIOD     TO AVERAGE      TO AVERAGE     PORTFOLIO
  ENDED    (000S)     NET ASSETS      NET ASSETS      TURNOVER
--------------------------------------------------------------------

     International Growth and Income Portfolio -- Class 1
01/31/03  $177,883       1.22%           1.08%          264%
01/31/04   232,740       1.25(1)         1.41(1)        108
01/31/05   262,167       1.24(1)         0.79(1)         67
01/31/06   283,464       1.10(1)         1.68(1)         79
01/31/07   316,711       1.03(1)         2.16(1)         97
             Global Equities Portfolio -- Class 1
01/31/03   221,301       0.93(1)         0.19(1)         71
01/31/04   248,468       0.95(1)         0.23(1)         83
01/31/05   206,639       0.98(1)         0.29(1)         67
01/31/06   217,409       0.91(1)         0.62(1)        161
01/31/07   208,879       0.89            1.19            93




--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:



                                                   1/03  1/04  1/05  1/06  1/07
                                                   ----  ----  ----  ----  ----


International Growth and Income Class 1..........    --% 0.05% 0.02% 0.03% 0.01%
Global Equities Class 1..........................  0.00  0.03  0.03  0.02    --


(2) The Portfolio's performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.


SUNAMERICA SERIES TRUST                78

------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS -- (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------------
             NET         NET                           TOTAL       DIVIDENDS                  DIVIDENDS                        NET
            ASSET      INVEST-     NET REALIZED        FROM        DECLARED     DIVIDENDS      FROM NET                       ASSET
            VALUE        MENT      & UNREALIZED       INVEST-      FROM NET      FROM NET      REALIZED                       VALUE
 PERIOD   BEGINNING     INCOME    GAIN (LOSS) ON       MENT       INVESTMENT    RETURN OF      GAIN ON          TOTAL        END OF
  ENDED   OF PERIOD    (LOSS)*      INVESTMENTS     OPERATIONS      INCOME       CAPITAL     INVESTMENTS    DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------

                                        International Diversified Equities Portfolio Class 1
01/31/03    $ 7.24      $0.07         $(2.13)         $(2.06)       $   --        $   --        $   --          $   --       $ 5.18
01/31/04      5.18       0.07           1.96            2.03         (0.28)           --            --           (0.28)        6.93
01/31/05      6.93       0.06           0.83            0.89         (0.15)           --            --           (0.15)        7.67
01/31/06      7.67       0.12           1.71            1.83         (0.13)           --            --           (0.13)        9.37
01/31/07      9.37       0.19           1.41            1.60         (0.04)           --            --           (0.04)       10.93
                                                 Emerging Markets Portfolio Class 1
01/31/03      6.79       0.02          (0.74)          (0.72)        (0.02)        (0.00)           --           (0.02)        6.05
01/31/04      6.05       0.10           3.59            3.69            --            --            --              --         9.74
01/31/05      9.74       0.09           1.83            1.92         (0.11)           --            --           (0.11)       11.55
01/31/06     11.55       0.22           5.99            6.21         (0.05)           --            --           (0.05)       17.71
01/31/07     17.71       0.20           2.44            2.64         (0.18)           --         (3.05)          (3.23)       17.12

---------------------------------------------------------------------------------
                         NET                      RATIO OF NET
                       ASSETS       RATIO OF       INVESTMENT
                       END OF     EXPENSES TO    INCOME (LOSS)
 PERIOD     TOTAL      PERIOD     AVERAGE NET      TO AVERAGE     PORTFOLIO
  ENDED   RETURN**     (000'S)       ASSETS        NET ASSETS      TURNOVER
---------------------------------------------------------------------------------

               International Diversified Equities Portfolio Class 1
01/31/03   (28.45)%   $156,911        1.22%           0.97%           48%
01/31/04    39.76      196,843        1.23            1.13            49
01/31/05    13.10      183,649        1.25(1)         0.86(1)         25
01/31/06    24.08      190,263        1.11            1.42            19
01/31/07    17.15      188,241        0.94            1.87            13
                        Emerging Markets Portfolio Class 1
01/31/03   (10.63)      63,377        1.53            0.43           118
01/31/04    60.99      104,999        1.66(1)         1.27(1)        112
01/31/05    19.92      110,010        1.60(1)         0.89(1)         76
01/31/06    53.84      177,187        1.51(1)         1.58(1)        147
01/31/07    17.92      173,451        1.40(1)         1.20(1)        184



--------

 *   Calculated based upon average shares outstanding.
** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.
(1) Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:


                                                       1/04  1/05  1/06  1/07
                                                       ----  ----  ----  ----


International Diversified Equities Class 1...........    --% 0.00%   --%   --%
Emerging Markets Class 1.............................  0.11  0.03  0.10  0.06




SUNAMERICA SERIES TRUST                79

FOR MORE INFORMATION

--------------------------------------------------------------------------------

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

ANNUAL/SEMI-ANNUAL REPORTS FOR THE PORTFOLIOS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR THE PORTFOLIOS. Contains additional information about the Portfolios' policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust's SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust's Investment Company Act File No: 811-7238



SUNAMERICA SERIES TRUST                80

                       STATEMENT OF ADDITIONAL INFORMATION

                             SUNAMERICA SERIES TRUST
                                   May 1, 2007

SunAmerica Series Trust (the "Trust"), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 35 portfolios. This Statement of Additional Information ("SAI") relates to the following 31 portfolios:


                           Aggressive Growth Portfolio
                            Alliance Growth Portfolio
          Balanced Portfolio (formerly, SunAmerica Balanced Portfolio)
                           Blue Chip Growth Portfolio
      Capital Growth Portfolio (formerly, Goldman Sachs Research Portfolio)
                            Cash Management Portfolio
                            Corporate Bond Portfolio
                          Davis Venture Value Portfolio
                         "Dogs" of Wall Street Portfolio
                           Emerging Markets Portfolio
                             Equity Index Portfolio
 Equity Opportunities Portfolio (formerly, Federated American Leaders Portfolio)
                             Foreign Value Portfolio
    Fundamental Growth Portfolio (formerly, Putnam Growth: Voyager Portfolio)
                              Global Bond Portfolio
                            Global Equities Portfolio
                             Growth-Income Portfolio
                         Growth Opportunities Portfolio
                            High-Yield Bond Portfolio
                  International Diversified Equities Portfolio
                     International Growth & Income Portfolio
      Marsico Focused Growth Portfolio (formerly, Marsico Growth Portfolio)
                 MFS(R) Massachusetts Investors Trust Portfolio
                      MFS(R) Total Return Portfolio
      Mid-Cap Growth Portfolio (formerly, MFS(R) Mid-Cap Growth Portfolio)
                              Real Estate Portfolio
                         Small & Mid Cap Value Portfolio
                          Small Company Value Portfolio
                              Technology Portfolio
                            Telecom Utility Portfolio
                         Worldwide High Income Portfolio


This SAI is not a prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Trust, dated May 1, 2007. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. The SAI incorporates the Prospectus by reference. The Trust's audited financial statements with respect to the fiscal year ended January 31, 2007 are incorporated into this SAI by reference to its 2007 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2

                                TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
THE TRUST                                                                         5
INVESTMENT OBJECTIVES AND POLICIES                                                6
         Fixed Income Portfolios                                                  7
         Balanced or Asset Allocation Portfolios                                  7
         Equity Portfolios                                                        8
         International Equity Portfolios                                          10
SUPPLEMENTAL GLOSSARY                                                             11
         ADRs, GDRs and EDRs                                                      11
         Asset-Backed Securities                                                  11
         Borrowing                                                                11
         Brady Bonds                                                              12
         Collateralized Bond Obligations                                          12
         Counterparty and Third Party Risk                                        12
         Currency Basket                                                          12
         Currency Volatility                                                      12
         Custodial Receipts and Trust Certificates                                12
         Derivatives                                                              13
         Emerging Markets                                                         13
         Exchange Traded Funds                                                    14
         Floating Rate Obligations                                                14
         Foreign Securities                                                       14
         Forward Foreign Currency Exchange Contracts                              15
         Hybrid Instruments                                                       16
              Credit Linked Note                                                  18
         Illiquid Securities                                                      18
         Interfund Borrowing and Lending Program                                  19
         Inverse Floaters                                                         19
         Loan Participations and Assignments                                      19
         Master Limited Partnerships                                              20
         Mortgage-Backed Securities                                               21
              GNMA Certificates                                                   20
              FHLMC Certificates                                                  21
              FNMA Certificates                                                   21
              Conventional Mortgage Pass-Through Securities                       21
              Collateralized Mortgage Obligations                                 22
              Stripped Mortgage-Backed Securities                                 22
         Municipal Bonds                                                          23
         Newly Developed Securities                                               23
         Non-Diversified Status                                                   23
         Options and Futures                                                      23
         Other Investment Companies                                               28
              iShares(SM)                                                         28
              SPDRs                                                               29
         REITs                                                                    29
         Reverse Repurchase Agreement                                             29
         Roll Transactions                                                        29
         Sector Risk                                                              30
         Securities Lending                                                       30
         Short Sales                                                              30
         Short-Term Investments                                                   30
              Money Market Securities                                             31

              Commercial Bank Obligations                                               30
              Savings Association Obligations                                           31
              Commercial Paper                                                          31
              Extendable Commercial Notes                                               31
              Variable Amount Master Demand Notes                                       32
              Corporate Bonds and Notes                                                 32
              U.S. Government Securities                                                32
              Repurchase Agreements                                                     32
              Money Market Funds                                                        32
         Standby Commitments                                                            32
         Swaps                                                                          33
              Interest-Rate Swaps, Currency Swaps, Options on Swaps                     33
              and Interest-Rate Caps, Floors and Collars
              Credit Swaps                                                              33
              Equity Swaps                                                              34
              Inflation Swaps                                                           34
              Mortgage Swaps                                                            34
              Total Return Swaps                                                        35
         U.S. Government Securities                                                     35
         U.S. Treasury Inflation Protection Securities                                  35
         Value Investing                                                                35
         Warrants                                                                       36
         When-Issued and Delayed-Delivery Securities                                    36
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE                                37
SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK BONDS AND SECURITIES RATINGS  38
SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES                                   40
INVESTMENT RESTRICTIONS                                                                 42
         Investment Restrictions of the Cash Management Portfolio                       42
TRUST OFFICERS AND TRUSTEES                                                             45
TRUSTEE OWNERSHIP OF PORTFOLIO SHARES                                                   48
         Compensation Table                                                             49
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT                                            50
         Terms of the Advisory Agreement                                                50
         Advisory Fees                                                                  50
SUBADVISORY AGREEMENTS                                                                  54
         Subadvisory Fees                                                               54
PORTFOLIO MANAGERS                                                                      58
         Other Accounts                                                                 58
         Potential Conflicts of Interest                                                59
         Compensation                                                                   60
         Ownership of Portfolio Shares                                                  68
PERSONAL SECURITIES TRADING                                                             68
DISTRIBUTION AGREEMENT                                                                  69
RULE 12B-1 PLANS                                                                        69
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                                              70
PORTFOLIO TURNOVER                                                                      73
SHARES OF THE TRUST                                                                     74
PRICE OF SHARES                                                                         77
EXECUTION OF PORTFOLIO TRANSACTIONS                                                     78
         Commission Recapture Program                                                   79
         Brokerage Commissions                                                          80
FINANCIAL STATEMENTS                                                                    85
GENERAL INFORMATION                                                                     85

         Custodian                                                                85
         Independent Registered Public Accounting Firm and Legal Counsel          85
         Reports to Shareholders                                                  85
         Disclosure of Portfolio Holdings Policies and Procedures                 85
         Proxy Voting Policies & Procedures                                       87
         Shareholder and Trustee Responsibility                                   89
         Registration Statement                                                   89
APPENDIX                                                                          90

                                    THE TRUST

The Trust, organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. The Trust is composed of 35 separate portfolios (each, a "Portfolio"), thirty-one of which are described herein. The four Master-Feeder Portfolios (American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios) are discussed in a separate SAI. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life insurance policies in the future.

Shares of the Trust are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company), an Arizona corporation ("ASLAC"), First SunAmerica Life Insurance Company, a New York corporation ("FSLIC"), AIG Life Insurance Company, a Delaware corporation ("AIGLIC"), American International Life Assurance Company of New York, a New York corporation ("AILAC"), American General Life Insurance Company, a Texas corporation ("AGLIC"), and The United States Life Insurance Company in the City of New York, a New York corporation ("USLIC"). ASLAC and FSLIC are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIGLIC, AILAC, AGLIC and USLIC are indirect wholly-owned subsidiaries of AIG (see "Account Information" in the Prospectus). The life insurance companies listed above are collectively referred to as the "Life Companies."

The Trust commenced operations on February 9, 1993 with the Cash Management, High-Yield Bond, Growth-Income, Alliance Growth, Growth/Phoenix Investment Counsel, Provident Growth and the Global Equities Portfolios. The Fixed Income, Global Bond and Asset Allocation Portfolios commenced operations on July 1, 1993. The Trustees subsequently approved the addition of the following
Portfolios: (a) Balanced/Phoenix Investment Counsel, International Diversified Equities, Worldwide High Income, and Venture Value Portfolios which commenced operations on October 21, 1994; (b) Balanced (formerly, the SunAmerica Balanced Portfolio), Aggressive Growth, Federated Value, and Federated Utility Portfolios which commenced operations on June 1, 1996; (c) Emerging Markets, International Growth and Income, and Real Estate Portfolios which commenced operations on April 7, 1997; (d) "Dogs" of Wall Street Portfolio which commenced operations on February 1, 1998; (e) Equity Income, Equity Index, and Small Company Value Portfolios which commenced operations on September 1, 1998; (f) the Mid-Cap Growth Portfolio (formerly, the MFS Mid-Cap Growth Portfolio) which commenced operations on April 1, 1999; (g) Goldman Sachs Research, Blue Chip Growth, Growth Opportunities and Technology Portfolios which commenced operations on July 5, 2000; (h) Marsico Focused Growth Portfolio (formerly, the Marsico Growth Portfolio) which commenced operations on December 29, 2000; (i) Foreign Value and Small & Mid Cap Value Portfolios which commenced operations on August 1, 2002; and (j) the American Funds Asset Allocation SAST, American Funds Global Growth SAST, American Funds Growth SAST and American Funds Growth-Income SAST Portfolios which commenced operations on September 1, 2006. Effective January 12, 1999, the Trust's fiscal year end changed from November 30 to January 31.

The Asset Allocation Portfolio was reorganized and the assets were moved into a newly formed portfolio in Anchor Series Trust on November 24, 2003. Subsequently, the SunAmerica Series Trust Asset Allocation Portfolio was terminated.

Shares of the Equity Income Portfolio were substituted for shares of the Davis Venture Value Portfolio on November 17, 2006.

Portfolio Name Changes. The Trustees approved the renaming of the following
Portfolios: (a) Fixed Income Portfolio to Corporate Bond Portfolio effective June 1, 1996; (b) Federated Utility Portfolio to Utility Portfolio effective June 3, 1996; (c) Provident Growth Portfolio to Putnam Growth Portfolio effective April 7, 1997; (d) the Growth/Phoenix Investment Counsel Portfolio and Balanced/Phoenix Investment Counsel Portfolio to MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively, effective January 1, 1999; (e) Venture Value Portfolio to Davis Venture Value Portfolio, effective April 10, 2000; (f) Utility Portfolio to Telecom Utility Portfolio effective July 5, 2000;
(g) Federated Value Portfolio to Federated American Leaders Portfolio effective May 1, 2003; (h) MFS Growth and Income Portfolio to MFS Massachusetts Investors Trust effective May 1, 2003; (i) Putnam Growth Portfolio to Putnam Growth:
Voyager Portfolio effective May 1, 2003; (j) Federated American Leaders Portfolio to Equity Opportunities Portfolio effective May 1, 2007; (k) MFS Mid-Cap Growth Portfolio to Mid-Cap Growth Portfolio effective May 1, 2007; (l) Goldman Sachs Research Portfolio to Capital Growth Portfolio effective May 1, 2007; (m)

Marico Growth Portfolio to Marsico Focused Growth Portfolio effective May 1, 2007, and (n) Putnam Growth: Voyager Portfolio to Fundamental Growth Portfolio effective May 1, 2007.

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo" or the "Adviser") serves as investment adviser and manager for the Trust. As described in the Prospectus, AIG SAAMCo retains AllianceBernstein L.P. ("AllianceBernstein"), formerly Alliance Capital Management L.P., Columbia Management Advisers, LLC, formerly Banc of America Capital Management, LLC ("CMA"), Davis Selected Advisers L.P. d/b/a Davis Advisors ("Davis"), FAF Advisors, Inc., formerly U.S. Bancorp Asset Management, Inc. ("FAF Advisors"), Federated Investment Management Company ("Federated"), Franklin Advisory Services, LLC ("Franklin"), Goldman Sachs Asset Management International ("GSAM-International"), J.P. Morgan Investment Management Inc. ("JP Morgan"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen"), OppenheimerFunds, Inc. ("Oppenheimer"), Putnam Investment Management LLC. ("Putnam"), Templeton Investment Counsel, LLC ("Templeton") and Wells Capital Management Incorporated ("WellsCap"), (each a "Subadviser," and collectively, the "Subadvisers") to act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo.

On May 22, 2001, the Board of Trustees, including a majority of independent Trustees as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (the "Independent Trustees"), approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On July 31, 2002 the Board of Trustees, including a majority of the Independent Trustees, approved the creation of Class 3 shares and the renaming of Classes A and B shares to Classes 1 and 2, respectively. Each class of shares of each Portfolio are offered only in connection with certain variable contracts and variable life insurance polices ("Variable Contracts"). Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees, while Class 1 shares are subject only to distribution fees;
(iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. The Board of Trustees may establish additional portfolios or classes in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under "Trust Highlights" and "More Information About the Portfolios - Investment Strategies" in the Prospectus. The following charts and information supplement the information contained in the Prospectus and also provide information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminology used in the charts below that does not otherwise appear in the Prospectus under the section entitled "Glossary." In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminology that appears in the Prospectus under the section entitled "Glossary." Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Portfolio and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Portfolio's investment goal or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

                      SUPPLEMENTAL INVESTMENT/RISK CHARTS

FIXED INCOME PORTFOLIOS

                                CASH               CORPORATE              GLOBAL              HIGH-YIELD           WORLDWIDE HIGH
                             MANAGEMENT              BOND                  BOND                  BOND                   INCOME
                             -----------             ----                  ----                  ----                   ------
In what other types     -  Borrowing for    - Equity                -  Options        -  Options and            - Fixed income
of investments may         temporary or       securities:              on swaps          futures                  securities:
the Portfoli-              emergency          -   common stocks (up -  Defensive      -  Hybrid                   - preferred stocks
periodically invest?       purposes (up to        to 5%)               instruments       instruments              -  pass through
                           33 1/3%)           -   warrants and      -  Illiquid       -  Collateralized              securities
                        -  Illiquid               rights (up to        securities (up    bond                   - Equity securities:
                           securities             10%)                 to 15%)           obligations              -  warrants and
                            (up to 10%)     - Dollar rolls          -  Securities        ("CBOs")                    rights (up
                        -  Registered       - Firm                     lending (up to -  Reverse                     to 10%)
                           investment         commitments              33 1/3% of        repurchase               - convertible
                           companies        - Registered               assets)           agreements                 securities
                                              investment companies                    -  Foreign                -  Repurchase
                                            - Reverse                                    securities:              agreements
                                              repurchase agreements                      -  emerging markets    - Short term
                                            - REITS                                   -  Equity                  investments
                                            - Foreign                                    securities:            - Registered
                                              securities:                                -  warrants and          investment
                                              -   emerging markets                          rights (up to 10%)    companies
                                            - Securities                                 -  convertible         - Borrowing for
                                              lending (up to 33                             securities            temporary or
                                              1/3% of assets)                         -  Borrowing for            emergency
                                            - Borrowing for                              temporary or             purposes
                                              temporary or                               emergency                (up to
                                              emergency                                  purposes                  33 1/3%)
                                              purposes                                   (up to 33 1/3%)
                                              (up to 33 1/3%)

What other types of     -  Credit quality   - Active trading        -  Illiquidity    -  Convertible            - Equity risk
risks may potentially                       - Emerging markets                           securities
or periodically affect                      - Equity risk                                Currency volatility
the Portfolio?                              - Growth stocks                           -   Derivatives
                                            - Prepayment                              -   Emerging
                                            - Real estate industry                        markets

BALANCED OR ASSET ALLOCATION PORTFOLIOS

                                                                                                          MFS TOTAL
                                                               BALANCED                                    RETURN
                                                               --------                                    ------
In what other types of investments            -  Reverse repurchase agreements             -   Borrowing for temporary or
may the Portfolio periodically                -  Securities lending (up to 33 1/3%             emergency purposes (up to 33
invest?                                          of assets)                                    1/3%)
                                              -  Foreign securities:                       -   Illiquid securities (up to 15%)
                                                 -   emerging markets                      -   Currency transactions
                                              -  Borrowing for temporary or emergency      -   IPOs
                                                 purposes (up to 33 1/3%)

What other types of risks may potentially or  -   Emerging markets                         -   Currency volatility
periodically affect the Portfolio?                                                         -   Counterparty and Third-Party
                                                                                               Illiquidity
                                                                                           -   IPO investing
                                                                                           -   Leverage

EQUITY PORTFOLIOS

                                                                     ALLIANCE                BLUE CHIP
                                    AGGRESSIVE GROWTH                GROWTH                    GROWTH
                                    -----------------                ------                    ------
In what other             -  Fixed income securities:        -   Short sales          -  Illiquid
types of                     -  corporate bonds              -   Convertible             securities (up to
investments may              -  investment grade securities      securities              15%)
the Portfolio                -  preferred stocks             -   Illiquid             -  Fixed income
periodically invest?      -  Rights                              securities              securities
                          -  Foreign securities:                 (up to 15%)          -  Securities
                             -  emerging markets             -   Forward                 lending (up to 33
                          -  Reverse repurchase                  commitments             1/3%)
                             agreements                      -   Currency             -  Borrowing
                          -  Currency transactions               transactions            for temporary or
                          -  Forward commitments             -   Junk bonds              emergency
                          -  Securities lending (up              (up to 10%)             purposes
                             to 33 1/3%)                     -   IPOs                    (up to 33 1/3%)
                          -  REITs                           -   Foreign
                          -  Registered investment               securities:
                             companies                           -  emerging markets
                          -  Short term investments          -   Equity
                          -  Firm commitment                     securities:
                             agreements                          -  small- and
                          -  When issued and delayed                mid-cap stocks
                             delivery transactions           -   Borrowing
                          -  Illiquid securities (up             for temporary or
                             to 15%)                             emergency
                          -  Borrowing for temporary or          purposes
                             emergency purposes                  (up to 33 1/3%)
                             (up to 33 1/3%)

What other types of       -  Currency volatility             -   Credit quality       -  Currency
risks may potentially     -  Emerging markets                -   Currency volatility     volatility
or periodically affect    -  Illiquidity                     -   Emerging markets     -  Illiquidity
the Portfolio?            -  Interest rate                   -   IPO investing        -  Interest
                             fluctuations                    -   Risk of investing       rate fluctuations
                          -  Real estate industry                in junk bonds
                                                             -   Short sales risk
                                                             -   Small companies
                                                                    DAVIS VENTURE
                                   CAPITAL GROWTH                     VALUE
                                   --------------                     -----
In what other             -  Zero coupon bonds               -  Fixed income
types of                  -  Defensive                          securities:
investments may              instruments                        -  corporate bonds
the Portfolio             -  Illiquid                           -  investment grade
periodically invest?         securities (up to 15%)                securities
                          -  Options on foreign              -  Equity
                             currencies                         securities:
                          -  IPOs                               -  small cap stocks
                          -  Fixed income                    -  Options
                             securities:                     -  Illiquid
                             -  U.S. government                 securities
                                securities                      (up to 15%)
                             -  corporate bonds              -  Registered
                             -  investment grade                investment companies
                                securities                      (up to 10%)
                             -  preferred stocks             -  Currency
                             -  zero coupon and deferred        transactions
                                interest bonds               -  Borrowing for
                             -  junk bonds (up to 10%)          temporary or emergency
                          -  Repurchase                         purposes (up
                             agreements                         to 33 1/3%)
                          -  Short term                      -  IPOs
                             investments
                          -  REITs
                          -  Securities lending
                            (up to 33 1/3%)
                          -  Borrowing for
                             temporary
                             or emergency
                             purposes
                             (up to 33 1/3%)

What other types of       -  Illiquidity                     -  Currency
risks may potentially     -  IPO investing                      volatility
or periodically affect    -  Real estate                     -  Derivatives
the Portfolio?               industry                        -  Emerging
                          -  Unseasoned                         markets
                             companies                       -  Hedging
                                                             -  Illiquidity
                                                             -  Interest rate
                                                                fluctuations
                                                             -  IPO investing
                                                             -  Small companies

                       "DOGS" OF
                         WALL                                                     EQUITY
                        STREET               EQUITY INDEX                      OPPORTUNITIES
                        ------               ------------                      -------------
In what other      -  Illiquid        -  IPOs                      -  Fixed income securities:
types of              securities      -  Foreign securities:          -  U.S. government securities
investments may       (up to 15%)        -  emerging markets          -  corporate bonds
the Portfolio      -  Borrowing for   -  Illiquid securities (up      -  investment grade securities
periodically          temporary or       to 15%)                         -  zero coupon and deferred
invest?               emergency       -  Small cap stocks                  interest bonds
                      purposes        -  Securities lending        -  IPOs
                      (up to 33          (up to 33 1/3% of         -  Illiquid securities (up to 15%)
                      1/3%)              assets)                   -  Reverse repurchase agreements
                                      -  Borrowing for             -  Firm commitment agreements
                                         temporary or              -  REITs
                                         emergency purposes (up    -  When issued and delayed delivery
                                         to 33 1/3%)                  transactions
                                      -  Hybrid instruments        -  Securities lending (up to 33 1/3%
                                                                      of assets)
                                                                   -  Borrowing for temporary or
                                                                      emergency purposes (up to 33 1/3%)

What other types   -  Illiquidity     -  Currency                  -  Credit quality
of risks may                             volatility                -  Currency volatility
potentially or                        -  Emerging markets          -  IPO investing
periodically                          -  Foreign exposure          -  Real estate industry
affect the                            -  Illiquidity               -  Utility industry
Portfolio?                            -  IPO investing
                                      -  Small sized companies

                          FUNDAMENTAL                    GROWTH
                            GROWTH                   OPPORTUNITIES
                            ------                   -------------
In what other      -  Illiquid             -  Borrowing for temporary or
types of              securities (up to       emergency purposes (up to 33
investments may       15%)                    1/3%)
the Portfolio      -  Equity securities:   -  Foreign securities:
periodically          -  small-cap stocks     -  depositary receipts
invest?            -  Borrowing for           -  Eurodollar and yankee
                      temporary or              obligations
                      emergency            -  Convertible securities (up to
                      purposes                5% below investment grade)
                      (up to 33 1/3%)      -  Repurchase and reverse
                                              repurchase agreements
                                           -  Short sales
                                           -  When-issued and
                                              delayed-delivery securities
                                           -  Illiquid securities
                                           -  Currency transactions
                                           -  Short term investments

What other types   -  Illiquidity          -  Convertible securities
of risks may       -  IPO investing        -  Currency volatility
potentially or     -  Small companies      -  Illiquidity
periodically                               -  Short sales risk
affect the
Portfolio?

                                                                 MARSICO                       MFS
                                                                 FOCUSED                  MASSACHUSETTS
                                GROWTH-INCOME                    GROWTH                  INVESTORS TRUST
                                -------------                    ------                  ---------------
In what other          -  Short sales                   -  Equity securities:      -  Illiquid securities (up
types of               -  Equity securities:               -  small-cap stocks        to 15%)
investments               -  convertible securities        -  mid-cap stocks       -  Defensive investments
may the Portfolio         -  warrants                   -  Securities lending      -  Borrowing for
periodically invest?   -  Fixed income securities:         (up to 33 1/3%)            temporary or
                          -  preferred stocks           -  REITS                      emergency purposes
                       -  Currency transactions         -  Registered investment      (up to 33 1/3%)
                       -  Illiquid securities              companies               -  Short sales
                          (up to 15%)                   -  Forward foreign         -  IPOs
                       -  IPOs                             currency contracts      -  Currency transactions
                       -  Foreign securities:           -  Illiquid                -  Securities lending (up
                          -  emerging markets              securities (up             to 33 1/3% of assets)
                       -  Borrowing for temporary or       to 15%)
                          emergency                     -  Borrowing for
                          purposes (up to 33 1/3%)         temporary or
                                                           emergency purposes
                                                           (up to 33 1/3%)

What other types of    -  Currency volatility           -  Currency volatility     -  Credit quality
risks may              -  Emerging markets              -  Hedging                 -  Counterparty and third
potentially or         -  Illiquidity                   -  Illiquidity                party
periodically affect    -  IPO investing                 -  Small and medium        -  Currency volatility
the Portfolio?         -  Short sales risk                 sized companies         -  Illiquidity
                       -  Small sized companies                                    -  IPO investing
                                                                                   -  Leverage
                                                                                   -  Short sales risk

                               MID-CAP                                REAL
                               GROWTH                                ESTATE
                               ------                                ------
In what other          -  Illiquid                      -  Fixed income securities:
types of                  securities  (up to               -  investment grade
investments               15%)                                securities
may the Portfolio      -  Defensive                        -  junk bonds (up to 5%)
periodically invest?      investments                   -  Options
                       -  Borrowing for                 -  Illiquid securities (up to
                          temporary or                     15%)
                          emergency purposes            -  Registered investment
                          (up to 33 1/3%)                  companies
                       -  Currency                      -  Foreign securities:
                          transactions                     -  emerging markets
                       -  Securities lending            -  Securities lending
                          (up to 33 1/3% of             -  Currency transactions
                          assets)                       -  Borrowing for temporary or
                       -  IPOs                             emergency purposes (up to 33
                       -  Master limited                   1/3%)
                          partnerships
                       -  Short sales

What other types of    -  Currency volatility           -  Currency volatility
risks may              -  Illiquidity                   -  Credit quality
potentially or         -  IPO investing                 -  Derivatives
periodically affect    -  Short sales risk              -  Emerging markets
the Portfolio?                                          -  Hedging
                                                        -  Illiquidity
                                                        -  Utility industry

                                    SMALL & MID CAP                   SMALL COMPANY
                                         VALUE                            VALUE                       TECHNOLOGY
                                         -----                            -----                       ----------
In what other types         -  Equity securities:             -  Junk bonds                   -  Fixed income securities:
of investments may             -  convertible securities         (up to 5%)                      -  corporate bonds
the Portfolio                  -  warrants                    -  IPOs                            -  investment grade
periodically invest?           -  growth stocks               -  Foreign securities:                securities
                            -  Fixed income securities:          -  emerging markets          -  Currency transactions
                               -  investment grade            -  Securities lending (up to    -  Forward commitments
                                  securities                     33 1/3% of assets)           -  Registered investment
                               -  junk bonds (up to 5%)       -  Borrowing for temporary or      companies
                            -  Hybrid instruments                emergency                    -  Short term investments
                            -  Defensive investments             purposes (up to              -  Defensive investments
                            -  Foreign securities:               33 1/3%)                     -  Borrowing for temporary
                               -  emerging markets                                               or emergency purposes (up
                            -  IPOs                                                              to 33 1/3%)
                            -  Illiquid securities (up to
                               15%)
                            -  Securities lending (up to 33
                               1/3% of assets)
                            -  Borrowing for temporary or
                               emergency purposes
                               (up to 33 1/3%)

What other types of         -  Credit quality                 -  Credit quality               -  Currency volatility
risks may potentially or    -  Emerging markets               -  Currency volatility          -  Interest rate fluctuations
periodically affect the     -  Growth stocks                  -  Emerging markets
Portfolio?                  -  Interest rate fluctuations     -  IPO investing
                            -  Illiquidity
                            -  IPO investing

                                         TELECOM UTILITY
                                         ---------------
In what other types         -  Fixed income securities:
of investments may             -  U.S. government securities
the Portfolio                  -  zero coupon, deferred interest and
periodically invest?              PIK bonds
                            -  Equity securities:
                               -  warrants and rights
                            -  IPOs
                            -  Firm commitment agreements
                            -  When issued and delayed delivery
                               transactions
                            -  Illiquid securities   (up to 15%)
                            -  Registered investment companies
                            -  Securities lending (up to 33 1/3% of
                               assets)
                            -  Borrowing for temporary or emergency
                               purposes (up to 33 1/3%)

What other types of         -  Hedging
risks may potentially or    -  Illiquidity
periodically affect the     -  IPO investing
Portfolio?                  -  Small and medium sized companies
                            -  Value investing

INTERNATIONAL EQUITY PORTFOLIOS


                                    EMERGING                       FOREIGN
                                     MARKETS                        VALUE                      GLOBAL EQUITIES
                                     -------                        -----                      ---------------
In what other types of      -  Structured notes        -  Equity securities:            -  Short sales
investments may the         -  Forward commitments        -  convertible securities     -  Equity securities:
Portfolio periodically      -  Junk bonds (up to 5%)      -  small-cap stocks              -  convertible securities
invest?                     -  Defensive investments      -  mid-cap stocks             -  Illiquid securities (up to
                            -  Borrowing for              -  growth stocks                 15%)
                               temporary or            -  Currency transactions         -  IPOs
                               emergency purposes      -  Junk bonds (up to 5%)         -  Borrowing for temporary or
                               (up to 33 1/3%)         -  Unseasoned companies (up to      emergency purposes (up to
                                                          5%)                              33 1/3%)
                                                       -  Warrants (up to 5%)           -  REITs
                                                       -  Equity swaps (up to 5%)       -  Fixed Income securities
                                                       -  Borrowing for temporary or    -  Preferred stocks
                                                          emergency purposes (up to
                                                          33 1/3%)                      -  Illiquidity
                                                                                        -  IPO investing
What other types of         -  Credit quality          -  Growth stocks                 -  Short sales risk
risks may potentially or    -  Risk of investing in    -  Small and medium sized
periodically affect the        junk bonds                 companies
Portfolio?                                             -  Unseasoned companies

                                  INTERNATIONAL               INTERNATIONAL
                                   DIVERSIFIED                    GROWTH
                                     EQUITIES                   AND INCOME
                                     --------                   ----------
In what other types of      -  Borrowing for           -  Equity securities:
investments may the            temporary or               -  convertible securities
Portfolio periodically         emergency purposes         -  warrants
invest?                        (up to 33 1/3%)         -  Illiquid securities (up
                            -  Depositary receipts        to 15%)
                            -  IPOs                    -  Options and futures
                            -  Fixed income            -  Defensive investments
                               securities              -  Forward commitments
                            -  Securities lending      -  Borrowing for temporary
                               (up to 33 1/3% of          or emergency purposes
                               assets)                    (up to 33 1/3%)
                                                       -  Securities lending (up to
                                                          33 1/3% of assets)

What other types of         -  Credit quality          -  Derivatives
risks may potentially or    -  IPO investing           -  Illiquidity
periodically affect the     -  Risk of investing in
Portfolio?                     bonds

                              SUPPLEMENTAL GLOSSARY

      ADRS, GDRS, AND EDRS. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored". Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Portfolio may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

      ASSET-BACKED SECURITIES, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      BORROWING. All of the Portfolios (except the Cash Management Portfolio) are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Portfolio to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Portfolio may borrow for investment purposes and may pledge assets to secure such borrowings. The Cash Management Portfolio may not borrow money except for temporary emergency purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. In the event that asset coverage for a Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

      To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. Although a Portfolio is authorized to borrow, it will do so only when the Adviser/Subadviser believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Portfolio will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Portfolio's net asset value per share and net yield. The Portfolios expect that all of their borrowing will be made on a secured basis. The Portfolios will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Portfolio may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

      BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

      COLLATERALIZED BOND OBLIGATIONS ("CBOs") are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities. The High-Yield Bond Portfolio may invest in CBOs.

      COUNTERPARTY AND THIRD PARTY RISK. Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability to perform in accordance with the terms of the transaction.

      A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

      CURRENCY VOLATILITY. The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

      CUSTODIAL RECEIPTS AND TRUST CERTIFICATES. The Capital Growth Portfolio may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

      DERIVATIVES. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

      The Corporate Bond Portfolio's exposure to derivatives, including hybrid instruments (as described herein), will be limited to no more than 10% of the Portfolio's net assets.

      EMERGING MARKETS. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Portfolio's securities will generally be denominated in foreign currencies, the value of such securities to the Portfolio will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

      A further risk is that the existence of national policies may restrict a Portfolio's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

      EXCHANGE TRADED FUNDS ("ETFs") are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios' ability to invest in ETFs is limited by the Investment Company Act. See "Other Investment Companies."

      FLOATING RATE OBLIGATIONS. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

      FOREIGN SECURITIES. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

      A Portfolio may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Portfolio may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

      Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Portfolio is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Portfolio also may be subject to currency exposure independent of its securities positions.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries. A Portfolio's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("Forward Contracts") involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. A portfolio may enter into Forward Contracts for hedging purposes and/or to seek to increase total return.

      Each of the Portfolios except the Cash management Portfolio may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

      Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging"). In addition, the Global Bond Portfolio may enter into foreign currency transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

      The Portfolios will cover outstanding Forward Contracts by maintaining either liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged, or by owning a corresponding opposite forward position (long or short position, as the case may be) in the same underlying currency with the same maturity date ("Covering/Closing Forwards"). To the extent that a Portfolio is not able to cover its forward currency positions with either underlying portfolio securities or with Covering/Closing Forwards, or to the extent to any portion of a position is either not covered by a corresponding opposite position or is "out of the money" in the case where settlement prices are different on the short and long positions, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short- term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

      The portfolio management team for the Global Bond Portfolio may manage the foreign exchange risk embedded in foreign securities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to increase returns by seeking to take advantage of foreign exchange fluctuations.

      HYBRID INSTRUMENTS, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.

      Hybrid Instruments include structured investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

      A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event") or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.

      ILLIQUID SECURITIES. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of "Rule 144A securities," as described below).

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Adviser or Subadviser, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Adviser, or Subadviser, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Commercial paper issues in which a Portfolio may invest include securities issue by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio's 10% limitation on investments in illiquid securities includes Section 4(2) paper that its Subadviser has not determined to be liquid pursuant to guidelines established by the Trustees. The Board of Trustees delegated to the Adviser (and the Adviser, in turn, delegated to its Subadviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

      INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by AIG SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

      INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

      LOAN PARTICIPATIONS AND ASSIGNMENTS include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by the Adviser/Subadviser to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

      The MFS Total Return Portfolio may also purchase or trade other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments that obligate the Portfolio to pay additional cash on a certain date or on demand.

      The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

      MASTER LIMITED PARTNERSHIPS ("MLPs"). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Portfolio if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

      The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

      MORTGAGE-BACKED SECURITIES include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmer's Home Association ("FMHA"), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

      FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Other types of mortgage-backed securities include:

            Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

            The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

            Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

            Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

            Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay"
      CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

            Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

            A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

            Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

      MUNICIPAL BONDS. Fixed income securities include, among other things, municipal bonds which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Portfolio may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      NEWLY DEVELOPED SECURITIES. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

      NON-DIVERSIFIED STATUS. The Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Growth Portfolios have registered as "non-diversified" investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

      OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes.

      Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      The following is more detailed information concerning Options, Futures and Options on Futures:

            Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

            To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

            When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

            A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

            A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

            When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

            Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

            When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

            The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

            Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

            As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

            In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

            A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

            Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

            The use of options would subject the Portfolio to certain risks. The subadviser's predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.

            Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

            Reset Options are options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

            Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

            Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates. As another example, the Global Bond Portfolio may enter into futures transactions to seek a closer correlation between its overall currency exposures and its performance benchmark.

            Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

            The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

      Limitations on entering into Futures Contracts. Each Portfolio as an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either "covered" or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to "cash-settle," each Portfolio covers its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to Futures contracts that are contractually required to "cash-settle," however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio's daily marked-to-market (net) obligation (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

      OTHER INVESTMENT COMPANIES. Certain Portfolios may invest in securities of other investment companies (including exchange-traded funds, such as SPDRs and iShares(SM), as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iShares(SM) are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System.

      iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(SM) as part of its investment strategy.

      SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

      REAL ESTATE INVESTMENT TRUSTS ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser/Subadviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

      ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Adviser/Subadviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

      SECTOR RISK. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

      SECURITIES LENDING. Consistent with applicable regulatory requirements, each Portfolio except the Cash Management Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser/Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

      Since voting or consent rights accompanying loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

      SHORT SALES are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. The High-Yield Bond Portfolio may also engage in "naked" short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

      SHORT-TERM INVESTMENTS, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) for liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when an Adviser/Subadviser is unable to locate favorable investment opportunities; or
(c) for temporary defensive purposes. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Common short-term investments include, but are not limited to:

      Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

      Commercial Bank Obligations are certificates of deposit ("CDs") (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC").

      Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Cash Management Portfolio is fully insured by the FDIC.

      Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in one of the two highest categories by any two or more nationally recognized statistical rating organizations ("NRSRO") or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

      Extendable Commercial Notes ("ECNs") are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs' credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by its Subadviser to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" or "S&P") and by Moody's Investor Service, Inc. ("Moody's"), or (b) other ECNs deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio's assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio's assets or $1 million may be invested in such securities of any one issuer.) See "Appendix - Corporate Bond and Commercial Paper Ratings" for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.

      Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio's investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with master demand note arrangements, the Adviser/Subadviser, subject to the direction of the Trustees, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser/Subadviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser/Subadviser has reason to believe that the borrower could not make timely repayment upon demand.

      Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See "Appendix - Corporate Bond and Commercial Paper Ratings" for description of investment-grade ratings by Standard & Poor's and Moody's.

      U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

      Repurchase Agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser/Subadviser, subject to the guidance of the Board of Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser/Subadviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

      Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.

      STANDBY COMMITMENTS. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser/Subadviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

      SWAPS. Interest-Rate Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

      Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Currently, the Global Bond Portfolio may invest up to 5% of its net assets in credit swaps, currency swaps and option on swaps.

      The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

      Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the applicable Subadviser.

      Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

      Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A portfolio intends to utilize inflation swap agreements where there is no exchange of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index.

      Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

      The Capital Growth Portfolio may invest up to 15% of its net assets (together with other illiquid securities) for all structured securities not deemed to be liquid and swap transactions.

      Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

      Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

      U.S. TREASURY INFLATION PROTECTION SECURITIES are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U"). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

      The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

      Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

      VALUE INVESTING. Each Portfolio's emphasis on securities believed to be under-valued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to under-take exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Portfolio or that the Portfolio will achieve its investment goal.

      When a Portfolio buys securities of companies emerging from bankruptcy, it may encounter risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for a Portfolio to sell the securities or to value them based on actual trades.

      WARRANTS give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached.

      WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will segregate (by instructing its Custodian to designate) cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

      A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

      To the extent a Portfolio engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser/Subadviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

      When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed-delivery security is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

            SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE

      The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

      An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

      Regulatory Aspects of Derivatives. Each Portfolio that utilizes derivatives must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser/Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

      If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser/Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

            SUPPLEMENTAL INFORMATION CONCERNING HIGH-YIELD, HIGH-RISK
                          BONDS AND SECURITIES RATINGS

      HIGH-YIELD, HIGH-RISK BONDS may present certain risks, which are discussed below:

      Sensitivity to Interest Rate and Economic Changes - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

      Payment Expectations - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

      Liquidity and Valuation - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

      The Adviser or Subadviser attempts to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Adviser or Subadviser, as appropriate, will evaluate the security and determine whether to retain or dispose of it.

      The following are additional restrictions and/or requirements concerning the ratings of securities:

      - The Cash Management Portfolio invests only in securities determined, in accordance with procedures established by the Trust's Board of Trustees, to present minimal credit risks. It is the current policy to invest only in instruments rated in the highest rating category by Moody's and Standard & Poor's (for example, commercial paper rated P-1 and A-1 by Moody's and Standard & Poor's, respectively) or in instruments that are issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities, as to the payment of principal and interest, or in other instruments rated in the highest two categories by either Moody's or Standard & Poor's, provided the issuer has commercial paper rated in the highest rating category by Moody's and Standard & Poor's.

      - The Corporate Bond Portfolio will generally invest in debt securities and preferred stocks rated below investment grade only to the extent that the Subadviser believes that lower credit quality of such securities is offset by more attractive yields, and only up to 35% of net assets. There is no limit with respect to the rating categories for securities in which the Portfolio may invest.

      - All securities purchased by the Global Bond Portfolio will be rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Adviser or Subadviser to be of comparable quality. However, at least 25% of the Portfolio's total assets will be invested in securities having a rating from a NRSRO of AAA or Aaa at the time of purchase (as long as the overall credit quality of the Portfolio does not fall below a rating of A). Unrated securities will be determined by the Adviser or Subadviser to be of comparable quality. The debt securities in which the Portfolio will invest may have fixed, variable or floating interest rates. If a security satisfies the Portfolio's minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Portfolio will not be required to dispose of such security. This is so even if the downgrade causes the average credit quality of the Portfolio to be lower than that stated in the Prospectus. Furthermore, during this period, the Subadviser will only buy securities at or above the Portfolio's average rating requirement.

      - The High-Yield Bond Portfolio may invest without limitation in bonds rated as low as Ca by Moody's or C by Standard & Poor's (or unrated but considered by its Subadviser of equivalent quality). In addition, the Portfolio may invest up to 10% of its total assets in bonds rated C by Moody's or D by Standard & Poor's.

      - From time to time, a portion of the Worldwide High Income Portfolio's investments, which may be up to 100% of its investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's ("junk bonds").

      - The Balanced Portfolio may invest up to 15% of its total assets (measured at the time of investment) in securities rated below BBB by Standard & Poor's or Baa3 by Moody's.

      - The MFS Total Return Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by Standard & Poor's or Fitch, IBCA Duff & Phelps ("Fitch") and comparable unrated securities. The Portfolio may also invest up to 10% in securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities ("junk bonds").


      - The Equity Opportunities Portfolio may invest in convertible securities without regard to their rating. The non-convertible fixed income securities in which the Equity Opportunities Portfolio may invest must be rated, at the time of purchase, BBB or better by Standard & Poor's, Baa by Moody's or BBB by Fitch. If a security loses its rating or has its rating reduced after the Portfolio has purchased it, the Portfolio is not required to sell the security, but will consider doing so.


      - The Alliance Growth and Fundamental Growth Portfolios may invest up to 10% in convertible securities rated below BBB by Standard & Poor's or Baa by Moody's or be determined by the Subadviser to be of comparable quality (i.e., junk bonds).

      - The Capital Growth Portfolio may invest up to 10% of its net assets (including borrowings for investment purposes) in non-investment grade fixed income securities rated BB or lower by Standard &

            Poor's, Ba or lower by Moody's or have a comparable rating by another NRSRO at the time of investment.

      - The Real Estate Portfolio may not invest more than 5% of its total assets in junk bonds.

      - The Small Company Value Portfolio and Small & Mid Cap Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

      - The Telecom Utility Portfolio may invest up to 20% of its net assets in less than investment grade debt obligations.

      - The Foreign Value Portfolio may invest up to 5% of its net assets in less than investment grade debt obligations.

      - The Mid-Cap Growth Portfolio may invest up to 10% of its net assets in non-convertible fixed income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or Fitch and comparable unrated securities.

      - The International Growth and Income Portfolio may invest up to 20% of its total assets in bonds rated as low as C by Moody's or Standard & Poor's.

      - The Emerging Markets Portfolio may invest in both higher-rated and lower-rated fixed income securities and is not subject to any restrictions based on credit rating.

      - The Aggressive Growth, Davis Venture Value, "Dogs" of Wall Street, Equity Index, Global Equities, Growth-Income, International Diversified Equities, MFS Massachusetts Investors Trust and Technology Portfolios may not invest in junk bonds.

Ratings may include additional modifiers, such as plus (+) or minus (-), or numeric modifiers, as applicable, to the nationally recognized rating organization.

      U.S. CORPORATE HIGH-YIELD FIXED INCOME SECURITIES offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants, and Portfolios may invest up to 10% of their total assets in equity features, such as conversion rights or warrants, subject to the following:

      - The High-Yield Bond and Worldwide High Income Portfolios may invest up to 10% of their total assets in equity securities other than preferred stock (e.g., common stock, warrants and rights and limited partnership interests).

      - The Corporate Bond Portfolio may hold up to 5% of its total assets in equity securities received in connection with fixed income securities owned by the Portfolio.

      - The Cash Management, Global Bond, Equity Index, Davis Venture Value, "Dogs" of Wall Street, Global Equity and Emerging Markets Portfolios may not invest in warrants.

      - The Cash Management, Global Bond, Equity Index, Growth-Income, Davis Venture Value, "Dogs" of Wall Street and Alliance Growth Portfolios may not invest in rights.

      Portfolios may not invest more than 5% of their total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates, equipment trust certificates and conditional sales contracts or
(2) limited partnership interests.

      SUPPLEMENTAL INFORMATION CONCERNING UTILITY COMPANIES

      CERTAIN RISK FACTORS AFFECTING UTILITY COMPANIES. The Telecom Utility and Real Estate Portfolios may invest in equity and debt securities of utility companies. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, that an investor should take into account when investing in those securities. Factors that may adversely affect utility companies include: difficulty in financing large construction programs during inflationary periods; technological innovations that may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disaster (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuels; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. These revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

      In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Utility regulators permit utilities to diversify outside of their original geographic regions and their traditional lines of business. While the Subadviser of the relevant Portfolio believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that the regulatory policies described in this paragraph will continue in the future.

      In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: (i) the development and implementation of a national energy policy; (ii) the differences between regulatory policies of different jurisdictions (or different regulators that have concurrent jurisdiction); (iii) shifts in regulatory policies; (iv) adequacy of rate increases; (v) future regulatory legislation; and (vi) the potential effects of a deregulated environment.

      Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels that cause more pollution than fuels used by United States utilities. In the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries.

      In addition to the foregoing considerations, which affect most utility companies, there are specific considerations that affect specific utility industries:

      Electric. The electric utility industry is composed of companies engaged in the generation, transmission, and sale of electric energy. Electric utility companies may be affected either favorably or unfavorably, depending upon the circumstances, by the following: fuel costs; financing costs; size of the region in which sales are made; operating costs; environmental and safety regulations; changes in the regulatory environment; and the length of time needed to complete major construction projects.

      In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility that a utility company may never be able to use.

      Telecommunications. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies that distribute telephone services and provide access to the telephone networks. While many telephone companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

      Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phase and is characterized by emerging, rapidly growing companies.

      Gas. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Subadviser believes that environmental considerations should benefit the gas industry in the future.

      Water. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Subadviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                             INVESTMENT RESTRICTIONS

      The Trust has adopted the following investment restrictions for each Portfolio that cannot be changed without approval by a majority of its outstanding voting securities. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. A change in policy affecting only one Portfolio may be effected with approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE CASH MANAGEMENT PORTFOLIO

      The Cash Management Portfolio has adopted the following restrictions that are fundamental policies. These fundamental policies cannot be changed without approval by a majority of its outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Cash Management Portfolio may not:

      1. Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of Congress.

      2. As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.

      3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

      4. Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

      5. Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

      6. Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

      7. Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

      In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Cash Management Portfolio may not:

      a. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Portfolio's total assets would be so invested.

      b. Pledge or hypothecate its assets.

      c. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

      d. Invest in securities of other investment companies except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

      e. Invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy. The purchase by the Cash Management Portfolio of securities that have "put" or "stand-by" commitment features are not considered "puts" for purposes of non-fundamental investment restriction c above.

      It is the investment management policy of the Cash Management Portfolio not to issue senior securities and not to invest in real estate, commodities or commodities contracts.

INVESTMENT RESTRICTIONS OF THE AGGRESSIVE GROWTH, ALLIANCE GROWTH, BALANCED, BLUE CHIP GROWTH, CASH MANAGEMENT, CORPORATE BOND, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, EMERGING MARKETS, EQUITY INDEX, EQUITY OPPORTUNITIES, FOREIGN VALUE, GLOBAL BOND, GLOBAL EQUITIES, GROWTH-INCOME, GROWTH OPPORTUNITIES, HIGH-YIELD BOND, INTERNATIONAL DIVERSIFIED EQUITIES, INTERNATIONAL GROWTH AND INCOME, MARSICO FOCUSED GROWTH, MFS MASSACHUSETTS INVESTORS TRUST, MID-CAP GROWTH, MFS TOTAL RETURN, PUTNAM GROWTH: VOYAGER, REAL ESTATE, SMALL & MID CAP VALUE, SMALL COMPANY VALUE, CAPITAL GROWTH, TECHNOLOGY, TELECOM UTILITY AND WORLDWIDE HIGH INCOME PORTFOLIOS.

      The Aggressive Growth, Alliance Growth, Balanced, Blue Chip Growth, Capital Growth, Corporate Bond, Davis Venture Value, "Dogs" of Wall Street, Emerging Markets, Equity Index, Equity Opportunities, Foreign Value, Fundamental Growth,Global Bond, Global Equities, Growth-Income, Growth Opportunities, High Yield Bond, International Diversified Equities, International Growth and Income, Marsico Focused Growth, MFS Massachusetts Investors Trust, MFS Total Return, Mid-Cap Growth, Real Estate, Small & Mid Cap Value, Small Company Value, Technology, Telecom Utility and Worldwide High Income Portfolios have each adopted the following investment restrictions that are fundamental policies. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

      1. Other than the Global Bond, Worldwide High Income, "Dogs" of Wall Street and Marsico Focused Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

      2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Worldwide High Income, "Dogs" of Wall Street Growth and Marsico Focused Growth Portfolios.

      3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the "Dogs" of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

      4. Invest in real estate (including in the case of all Portfolios except the Equity Income, Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

      5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

      6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

      7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

      8. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

      In addition to the foregoing, the Corporate Bond, Global Bond, High-Yield Bond, Worldwide High Income, Balanced, MFS Total Return, Telecom Utility, Equity Index, Growth-Income, Equity Opportunities, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Capital Growth, MFS Massachusetts Investors Trust, Fundamental Growth, Blue Chip Growth, Real Estate, Small Company Value, Mid-Cap Growth, Aggressive Growth, Growth Opportunities, Marsico Growth, Small & Mid Cap Value, Foreign Value, International Growth and Income, Global Equities, International Diversified Equities, Emerging Markets and Technology Portfolios have each adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, such Portfolios may not:

      a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

      b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

      c. Other than the Emerging Markets Portfolio, pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, the Corporate Bond, High-Yield Bond, Worldwide High Income, Balanced, Telecom Utility, Equity Opportunities and Aggressive Growth Portfolios may pledge assets in reverse repurchase agreements.

      d. Invest in companies for the purpose of exercising control or management.

      e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

      f. Sell securities short except to the extent permitted by applicable law.

      g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

      h. Issue any senior securities except as permitted by the 1940 Act, other than, with respect to Equity Index and Small Company Value Portfolios, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

TRUST OFFICERS AND TRUSTEES

      The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Unless otherwise noted, the address of each executive officer and trustee is 1 AIG SunAmerica Center, Los Angeles, California 90067-6022.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS
                                                                PRINCIPAL                IN FUND
                               POSITIONS    TERM OF OFFICE     OCCUPATION(S)              COMPLEX
 NAME, ADDRESS AND            HELD WITH     AND LENGTH OF      DURING PAST 5            OVERSEEN BY         OTHER DIRECTORSHIPS
 DATE OF BIRTH                   TRUST      TIME SERVED (4)       YEARS                TRUSTEE (1)           HELD BY TRUSTEE(3)
-----------------------       ----------    ---------------    --------------------    ------------   ------------------------------
INDEPENDENT TRUSTEES

GARRETT F. BOUTON             Trustee       March 2007          Retired                    59         Director, The LECG Company
DOB:  October 19, 1944                                         (2003-Present);                        (consulting services) (since
                                                               Managing Director                      November 2006).
                                                               and CEO, Barclays
                                                               Global Investors
                                                               (1996-2003)

CARL D. COVITZ                Trustee        February 2001     Owner and President,        59         Director, Kayne Anderson
DOB:  March 31, 1939                                           Landmark Capital,                      Mutual Funds (since 1995);
                                                               Inc.                                   Director, Arden Realty, Inc.
                                                               (since 1973).                          (since 1995).

JANE JELENKO                  Trustee       September 2006     Retired; Senior             59         Director, Countrywide Bank
DOB: August 19, 1948                                           Advisor (2003-2005                     (since 2003).
                                                               and Management
                                                               Consultant
                                                               (1977-2003)
                                                               Bearingpoint, Inc.
                                                               (formerly KPMG, LLP

GILBERT T. RAY                Trustee        February 2001     Retired Partner,            59         Director, Advance Auto
DOB: September 18, 1944                                        O'Melveny & Myers                      Parts, Inc. (retail-auto &
                                                               LLP (since 2000);                      home supply stores) (since
                                                               and                                    2002);  Director, Watts,
                                                               Attorney (1972-2000)                   Wyatt & Company (services -
                                                               thereof.                               management consulting
                                                                                                      services) (since 2000);
                                                                                                      Director, IHOP Corp. (since
                                                                                                      2004); Director, Diamond
                                                                                                      Rock Hospitality (since
                                                                                                      2005).

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                    PRINCIPAL            IN FUND
                               POSITIONS     TERM OF OFFICE       OCCUPATION(S)          COMPLEX
   NAME, ADDRESS AND           HELD WITH     AND LENGTH OF        DURING PAST 5        OVERSEEN BY          OTHER DIRECTORSHIPS
     DATE OF BIRTH               TRUST      TIME SERVED (4)           YEARS            TRUSTEE (1)           HELD BY TRUSTEE(3)
-----------------------       ----------    ---------------    --------------------    ------------   ------------------------------
ALLAN L. SHER                 Trustee        January 1997      Retired, Brokerage          59         Director, Bowl America
DOB:  October 19, 1931                                         Executive (since                       Incorporated (1997-Present).
                                                               1992).

BRUCE G. WILLISON             Trustee and    February 2001     Dean, Anderson              59         Director, Indy Mac Bancorp
DOB:  October 16, 1948        Chairman                         School at UCLA                         (since 2005); Director,
                                                               (1999-2005); Dean                      Homestore, Inc. (real estate
                                                               Emeritus and                           agents & managers) (since
                                                               Professor of                           2003); Director, Healthnet
                                                               Management (since                      International, Inc.
                                                               2006).                                 (business services) (since
                                                                                                      2000).

INTERESTED TRUSTEE

JANA W. GREER (2)             Trustee        February 2001     President, AIG              59         Director, National
DOB:  December 30, 1951                                        SunAmerica                             Association for Variable
                                                               Retirement Markets,                    Annuities (since 1999).
                                                               Inc. (since 1996),
                                                               Senior Vice
                                                               President and
                                                               Director, AIG
                                                               SunAmerica,  Inc.
                                                               (since 1991).

1 The term "fund complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of AIG SAAMCo. Fund Complex includes the Trust (35 portfolios), AIG Series Trust (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund Inc. (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund), VALIC Company I (32 funds), VALIC Company II (15 funds), and Seasons Series Trust (24 portfolios).

2 Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of AIG SunAmerica Retirement Markets, Inc. and Senior Vice President and Director of AIG SunAmerica, Inc., affiliates of the Adviser.

3 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

4     Trustees serve until their successors are duly elected and qualified.

OFFICERS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                          PRINCIPAL               IN FUND
                                  POSITIONS                             OCCUPATION(S)             COMPLEX              OTHER
      NAME, ADDRESS AND           HELD WITH        LENGTH OF            DURING PAST 5           OVERSEEN BY        DIRECTORSHIPS
        DATE OF BIRTH               TRUST         TIME SERVED               YEARS                 TRUSTEE        HELD BY TRUSTEE(3)
---------------------------     -------------   ---------------   --------------------------   -------------   ---------------------
VINCENT MARRA                   President and   2004 to Present   Senior Vice President,             N/A                  N/A
AIG SAAMCo                        Principal                       AIG SAAMCo (Feb. 2003 to
Harborside Financial Center       Executive                       Present); Chief
3200 Plaza 5                       Officer                        Administrative Officer
Jersey City, NJ 07311                                             and Chief Financial
DOB: May 28, 1950                                                 Officer, Carret & Co. LLC
                                                                  (June 2002 to Feb. 2003);
                                                                  Chief Operating Officer,
                                                                  Bowne Digital Solutions
                                                                  (1999 to May 2002).

DONNA M. HANDEL                 Treasurer and   2002 to Present   Senior Vice President,             N/A                  N/A
AIG SAAMCo                        Principal                       AIG SAAMCo (December 2004
Harborside Financial Center       Financial                       to Present); Vice
3200 Plaza 5                       Officer                        President, AIG SAAMCo
Jersey City, NJ 07311                                             (August 1996 to December
DOB:  June 25, 1966                                               2004); Assistant
                                                                  Treasurer, AIG SAAMCo
                                                                  (1995 to 2002).

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                         PRINCIPAL                IN FUND
                                  POSITIONS                            OCCUPATION(S)              COMPLEX              OTHER
      NAME, ADDRESS AND           HELD WITH        LENGTH OF           DURING PAST 5            OVERSEEN BY        DIRECTORSHIPS
        DATE OF BIRTH               TRUST        TIME SERVED               YEARS                  TRUSTEE        HELD BY TRUSTEE(3)
---------------------------     -------------   ---------------   --------------------------   -------------   ---------------------
NORI L. GABERT                       Vice       2005 to Present   Vice President and Deputy          N/A                  N/A
AIG SAAMCo                      President and                     General Counsel, AIG
2929 Allen Parkway                Secretary                       SAAMCo (2001 to present).
Houston, Texas 77019
DOB:  August 15, 1953

GREGORY N. BRESSLER                  Vice       2005 to Present   Senior Vice President and          N/A                  N/A
AIG SAAMCo                      President and                     General Counsel, AIG
Harborside Financial Center       Assistant                       SAAMCo (June 2005 to
3200 Plaza 5                      Secretary                       present); Vice President
Jersey City, NJ 07311                                             and Director of U.S.
DOB: November 17, 1966                                            Asset Management
                                                                  Compliance, Goldman Sachs
                                                                  Asset Management, L.P.
                                                                  (June 2004 to June 2005);
                                                                  Deputy General Counsel,
                                                                  Credit Suisse Asset
                                                                  Management, LLC ("CSAM")
                                                                  (June 2002 to June 2004):
                                                                  Counsel, CSAM (January
                                                                  2000 to June 2002).

GREGORY R.  KINGSTON                 Vice       2001 to Present   Vice President, AIG                N/A                  N/A
AIG SAAMCo                      President and                     SAAMCo (2001-Present);
2929 Allen Parkway                Assistant                       Formerly, Vice President,
Houston, Texas 77019              Treasurer                       American General
DOB: January 18, 1966                                             Investment Management,
                                                                  L.P. (1999-2001);
                                                                  Treasurer and Principal
                                                                  Financial Officer, VALIC
                                                                  Company I and VALIC
                                                                  Company II (2002-Present).
CYNTHIA GIBBONS                      Vice           2002 to       Vice President, AIG                N/A                  N/A
AIG SAAMCo                      President and       Present       SAAMCo and The Variable
2929 Allen Parkway                  Chief                         Annuity Life Insurance
Houston, Texas 77019              Compliance                      Co. (August
DOB: December 6, 1969              Officer                        2002-Present); Securities
                                   ("CCO")                        Compliance Manager,
                                                                  American General
                                                                  Investment Management
                                                                  (June 2000 - August 2002).

MATTHEW J. HACKENTHAL             Anti-Money    2006 to Present   Senior Compliance                  N/A                  N/A
AIG SAAMCo                        Laundering                      Manager, AIG SAAMCo
Harborside Financial Center       Compliance                      (November 2006 to
3200 Plaza 5                       Officer                        Present); Vice President,
Jersey City, NJ 07311                                             CSAM (May 2001 to October
DOB: December 31, 1971                                            2006; Chief Compliance
                                                                  Officer, Credit Suisse
                                                                  Alternative Funds
                                                                  (November 2005 to October
                                                                  2006; CCO, Credit Suisse
                                                                  Asset Management
                                                                  Securities, Inc. (April
                                                                  2004 to August 2005).

      The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SAAMCo or its affiliates. For the Trust and Seasons Series Trust (the "Annuity Funds"), an annual fee of $86,000, plus $2,500 for each regularly scheduled meeting attended and expenses are paid to each

Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board of Trustees. Trustees will be compensated for participation telephonically at the regularly scheduled Board Committee Meetings, but only if such participation is the first such participation via telephone in the calendar year, otherwise, no attendance fee will be paid. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board or Board Committee Meetings, a participation fee of $2,500 will be paid. The Independent Chairman shall receive an additional retainer fee of $50,000. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.

      In addition, each Independent Trustee also serves on the Audit Committee and the Nomination and Governance Committee, and all Trustees serve on the Ethics Committee of the Board of Trustees. The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Chair of the Audit Committee shall receive an additional retainer fee of $10,000. Members of the Audit Committee serve without compensation. For the fiscal year ended January 31, 2007, the Audit Committee held three meetings.

      The Trust's Nomination and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nomination and Governance Committee does not normally consider candidates proposed by shareholders for election of Trustees. The Chair of the Nomination and Governance Committee shall not receive any additional compensation for serving in that capacity. Members of the Nomination and Governance Committee serve without compensation. For the fiscal year ended January 31, 2007, the Nomination and Governance Committee held three meetings.

      The Trust's Ethics Committee is responsible for issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers, as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board of Trustees. For the fiscal year ended January 31, 2007, the Ethics Committee held one meeting.

      As of December 31, 2006, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.

                      TRUSTEE OWNERSHIP OF PORTFOLIO SHARES

      The following table shows the dollar range of shares beneficially owned by each Trustee.

INDEPENDENT TRUSTEES

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL REGISTERED
                             DOLLAR RANGE OF EQUITY              INVESTMENT COMPANIES OVERSEEN BY
    NAME OF TRUSTEE       SECURITIES IN THE TRUST (1)      TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
----------------------    ---------------------------      --------------------------------------------
Garrett F. Bouton*                     0                                        0
Carl D. Covitz                         0                                        0
Jane Jelenko                           0                                        0
Gilbert T. Ray                         0                                        0
Allan L. Sher                          0                                        0
Bruce G. Willison                      0                                        0

INTERESTED TRUSTEE

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                    SECURITIES IN ALL REGISTERED
                              DOLLAR RANGE OF EQUITY              INVESTMENT COMPANIES OVERSEEN BY
    NAME OF TRUSTEE          SECURITIES IN THE TRUST        TRUSTEE IN FAMILY OF INVESTMENT COMPANIES(2)
----------------------       -----------------------        --------------------------------------------
Jana W. Greer                           0                                        0

------------------

*     Mr. Bouton was appointed Trustee effective March 2, 2007.

1 Includes the value of shares beneficially owned by each Trustee in each Portfolio of each Trust as of December 31, 2006. Where a Trust is not listed with respect to a Trustee, the Trustee held no shares of the Trust.

2 Includes the Trust (35 portfolios) and Seasons Series Trust (24 portfolios).

      As of December 31, 2006, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or AIG SunAmerica Capital Services, Inc. (the "Distributor") or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION TABLE

      The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates, for his/her services as Trustee for the fiscal year ended January 31, 2007.

                                           PENSION OR RETIREMENT
                            AGGREGATE       BENEFITS ACCRUED AS    TOTAL COMPENSATION FROM
                           COMPENSATION           PART OF           TRUST AND FUND COMPLEX
    TRUSTEE                 FROM TRUST        TRUST EXPENSES          PAID TO TRUSTEES *
-------------------        ------------    ---------------------   -----------------------
Carl D. Covitz               $72,817                --                     $98,500
Jane Jelenko**                35,802                --                      50,500
Monica C. Lozano***               --                --                          --
Gilbert T. Ray                72,817                --                      98,500
Allan L. Sher                 80,214                --                     108,500
Bruce G. Willison            109,804                --                     148,500

--------------

* Fund Complex includes the Trust (35 portfolios), AIG Series Trust (4 funds) SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund) VALIC Company I (32 funds), VALIC Company II (15 funds) and Seasons Series Trust (24 portfolios).

**    Ms. Jelenko was appointed Trustee effective September 7, 2006.

***   Ms. Lozano resigned as Trustee effective March 23, 2006.

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

      The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with AIG SAAMCo to handle the management of the Trust and its day-to-day affairs. The Adviser is a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization.

      AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

TERMS OF THE ADVISORY AGREEMENT

      The Advisory Agreement provides that the Adviser shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of the Adviser's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing Prospectus and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

      The Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.

      Under the terms of the Advisory Agreement, the Adviser is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

ADVISORY FEES

      As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

           PORTFOLIO                              FEE RATE
-----------------------------------         ------------------------
Aggressive Growth Portfolio                 .75% to $100 million
                                            .675% next $150 million
                                            .625% next $250 million
                                            .60% over $500 million

Alliance Growth Portfolio                   .70% to $50 million
                                            .65% next $100 million
                                            .60% over $150 million

           PORTFOLIO                              FEE RATE
-----------------------------------         ------------------------
Balanced Portfolio                          .70% to $50 million
                                            .65% next $100 million
                                            .60% next $150 million
                                            .55% next $200 million
                                            .50% over $500 million

Blue Chip Growth Portfolio                  .70% to $250 million
                                            .65% next $250 million
                                            .60% over $500 million

Capital Growth Portfolio                    .90% to $50 million
                                            .85% next $150 million
                                            .80% over $200 million

Cash Management Portfolio(1)                .475% to $100 million
                                            .450% next $400 million
                                            .425% over $500 million
                                            .400% over $1 billion

Corporate Bond Portfolio                    .70% to $50 million
                                            .60% next $100 million
                                            .55% next $100 million
                                            .50% over $250 million

Davis Venture Value Portfolio               .80% to $100 million
                                            .75% next $400 million
                                            .70% over $500 million

"Dogs" of Wall Street Portfolio             .60% of Net Assets

Emerging Markets Portfolio                  1.15%  to $100 million
                                            1.10% next $100 million
                                            1.05% over $200 million

Equity Index Portfolio                      .40% of Net Assets

Equity Opportunities Portfolio*             .80% to $50 million
                                            .75% next $200 million
                                            .70% over $250 million

Foreign Value                               1.025% to $50 million
Portfolio
                                            .865% next $150 million
                                            .775% next $300 million
                                            .75% over $500 million

Fundamental Growth Portfolio                .85% to $150 million
                                            .80% next $150 million
                                            .70% over $300 million

Global Bond Portfolio                       .75% to $50 million
                                            .65% next $100 million
                                            .60% next $100 million
                                            .55% over $250 million

Global Equities Portfolio                   .90% to $50 million
                                            .80% next $100 million
                                            .70% next $150 million
                                            .65% over $300 million

Growth-Income Portfolio                     .70% to $50 million
                                            .65% next $100 million
                                            .60% next $150 million
                                            .55% next $200 million

           PORTFOLIO                              FEE RATE
-----------------------------------         ------------------------
                                            .50% over $500 million

Growth Opportunities Portfolio              .75% to $250 million
                                            .70% next $250 million
                                            .65% over $500 million

High-Yield Bond Portfolio                   .70% to $50 million
                                            .65% next $100 million
                                            .60% next $100 million
                                            .55% over $250 million

International Diversified Equities          .85% to $250 million
Portfolio
                                            .80% next $250 million
                                            .75% over $500 million

International Growth and Income             1.00% to $150 million
Portfolio                                   .90% next $150 million
                                            .80% over $300 million

Marsico Focused Growth Portfolio            .85% of Net Assets

MFS Massachusetts Investors Trust           .70% to $600 million
Portfolio                                   .65% next $900 million
                                            .60% over $1.5 billion

MFS Total Return Portfolio                  .70% to $50 million
                                            .65% over $50 million

Mid-Cap Growth Portfolio*                   .80% to $100 million
                                            .75% over $100 million

Real Estate Portfolio                       .80% to $100 million
                                            .75% next $400 million
                                            .70% over $500 million

Small & Mid Cap Value Portfolio             .95% to $250 million
                                            .90% over $250 million

Small Company Value                         1.00% to $200 million
Portfolio
                                            .92% next $300 million
                                            .90% over $500 million

Technology Portfolio                        1.00% to $250 million
                                            .95% next $250 million
                                            .90% over $500 million

Telecom Utility Portfolio                   .75% to $150 million
                                            .60% next $350 million
                                            .50% over $500 million

Worldwide High Income Portfolio             .80% to $350 million
                                            .75% over $350 million

(1) Advisor shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

* Prior to May 1, 2007, the advisory fees for the Equity Opportunities Portfolio and Mid-Cap Growth Portfolio were as follows:

Equity Opportunities Portfolio           .75% to $150 million
                                         .60% next $350 million
                                         .50% over $500 million

Mid-Cap Growth Portfolio                 .75% to $600 million
                                         .70% next $900 million
                                         .65% over $1.5 billion

      The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended January 31, 2007, 2006 and 2005.

           Portfolio                       2007               2006                2005
-------------------------------          ----------         -----------         ----------
Aggressive Growth                        $1,289,309         $1,406,145          $1,399,971
Alliance Growth                           5,727,227          6,126,785           6,599,782
Balanced                                  1,540,434          1,798,296           2,065,555
Blue Chip Growth                            324,616            355,921             359,994
Capital Growth                              239,727            235,158             351,561
Cash Management                           1,973,933          1,901,907           2,024,302
Corporate Bond                            2,913,860          2,553,672           2,209,001
Davis Venture Value                      17,206,796         16,806,964          16,208,133
"Dogs" of Wall Street                       614,245            685,802             792,286
Emerging Markets                          2,704,111          1,997,925           1,454,451
Equity Index                                152,496            176,725             191,293
Equity Opportunities                      1,657,014          1,737,085           1,747,906
Foreign Value                             3,797,392          2,663,801           1,528,174
Fundamental Growth                        1,559,736          1,891,264           2,217,359
Global Bond                               1,022,333            978,819             925,232
Global Equities                           1,932,588          1,764,055           1,878,872
Growth-Income                             3,863,627          4,541,682           5,267,835
Growth Opportunities                        378,958            211,187             258,651
High-Yield Bond                           2,109,241          2,083,707           2,174,276
International Diversified                 3,858,874                              2,947,401
Equities                                                     3,392,695
International Growth and Income           3,769,059          3,170,686           2,781,375
Marsico Focused Growth                    1,284,298          1,206,897           1,116,089
MFS Massachusetts Investors               1,780,950                              1,917,675
Trust                                                        1,887,939
MFS Total Return                          6,828,634          6,422,502           5,706,294
Mid-Cap Growth                            1,859,861          1,944,998           2,071,740
Real Estate                               2,212,390          1,778,666           1,480,284
Small & Mid Cap Value                     2,732,932          2,081,866           1,203,815
Small Company Value                         186,935             99,830              94,464
Technology                                  408,200            442,186             631,853
Telecom Utility                             382,566            395,717             398,656
Worldwide High Income                       692,731            730,556             933,426

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expense at or below the following percentage of each of the following percentage of each of the following Portfolio's average net assets: Equity Index Portfolio 0.55% for Class 1 shares; Capital Growth Portfolio 1.35%, 1.50% and 1.60% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Blue Chip Growth Portfolio 0.85%, 1.00% and 1.10% for Class 1 shares, Class 2 shares and Class 3 shares, respectively; Small Company Value Portfolio 1.60% and 1.85% for Class 1 shares and Class 3 shares, respectively; and Growth Opportunities Portfolio 1.00%, 1.15% and 1.25% for Class 1 shares, Class 2 shares and Class 3 shares, respectively;. The Adviser may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. The Adviser may terminate all such waivers and or/reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

      For the fiscal year ended January 31, 2007, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the Advisory Fee table as follows: Equity Index Portfolio - $45,548; Capital Growth Portfolio - $13,195; Fundamental Growth Portfolio - $185,592; Blue Chip Growth Portfolio - $9,721; Small Company Value Portfolio - $3,949; and Growth Opportunities Portfolio - $9,152. Certain Portfolios had recoupments for the fiscal year ended January 31, 2007, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Capital Growth Portfolio - $40,582; Blue Chip Growth - $11,725; Small Company Value Portfolio - $45,920; and Growth Opportunities Portfolio - $36,654.

      For the fiscal year ended January 31, 2006, the Adviser voluntarily waived fees or reimbursed expenses, which are not included as part of the Advisory Fee table as follows: Equity Income Portfolio - $34,386; Equity Index Portfolio - $33,889; Fundamental Growth Portfolio - $73,839; Blue Chip Growth Portfolio - $18,880; Small Company Value Portfolio - $21,926; and Growth Opportunities Portfolio - $14,243. Certain Portfolios had recoupments for the fiscal year ended January 31, 2006, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Capital Growth Portfolio - $40,203; Blue Chip Growth - $1,366; Small Company Value Portfolio - $2,757; and Growth Opportunities Portfolio - $4,547.

      For the fiscal year ended January 31, 2005, the Adviser voluntarily waived fees or reimbursed expenses, not reflected in the Advisory Fee table, as follows: Equity Income Portfolio: $37,355; Equity Index Portfolio: $39,118; Capital Growth Portfolio: $51,238; Blue Chip Growth Portfolio: $36,545; Small Company Value Portfolio: $40,342; and Growth Opportunities Portfolio: $20,051. Certain Portfolios had recoupments for the fiscal year ended January 31, 2005, and such recoupments, which are not included as a part of the advisory fee table, were as follows: Capital Growth Portfolio: $784; Small Company Value
Portfolio: $2,757; Growth Opportunities Portfolio: $485; Marsico Focused Growth
Portfolio: $13,989; and Small & Mid Cap Value Portfolio: $17,429.

                             SUBADVISORY AGREEMENTS

      AllianceBernstein, CMA, Davis, FAF Advisors, Federated, Franklin, GSAM-International, JP Morgan, Marsico, MFS, Van Kampen, Oppenheimer, Putnam, Templeton and WellsCap act as Subadvisers to certain of the Trust's Portfolios pursuant to various Subadvisory Agreements with AIG SAAMCo. Under the Subadvisory Agreements, the Subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the Subadvisers is independent of AIG SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of AIG SAAMCo, which pays the Subadvisers' fees.

      AllianceBernstein is an indirect majority-owned subsidiary of AXA Financial, Inc. AllianceBerstein does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust. CMA is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Davis is a Colorado limited partnership. FAF Advisors is a division of U.S. Bank National Association. U.S. Bank National Association is a subsidiary of U.S. Bancorp. Federated is a wholly-owned subsidiary of Federated Investors, Inc. Franklin is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial service industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources Inc. As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman, Sachs & Co. GSAM-International is a unit of IMD. JP Morgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. Van Kampen is a subsidiary of Morgan Stanley. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. OppenheimerFunds, Inc. is a wholly owned subsidiary of Oppenheimer Acquisition Corp., which is in turn majority owned by the Massachusetts Mutual Life Insurance Company. Putnam is a Delaware limited liability company. Templeton is a wholly-owned subsidiary of Franklin Templeton Investments. WellsCap is an indirect, wholly owned subsidiary of Wells Fargo & Company, a publicly held diversified financial services company.

      The Subadvisory Agreements, after initial approval with respect to a Portfolio, continue in effect for a period of two years, in accordance with their terms, unless terminated, and may thereafter be renewed from year to year as to a Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by AIG SAAMCo or not less than 30 nor more than 60 days, written notice to the Subadviser, or by the Subadviser on 90 days, written notice to AIG SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

SUBADVISORY FEES

      The Adviser pays each Subadviser a monthly fee with respect to each Portfolio for which the Subadviser performs services, computed on average daily net assets, at the following annual rates:

    SUBADVISER                        PORTFOLIO                                   FEE
-------------------        -----------------------------------       -------------------------------
AllianceBernstein          Alliance Growth Portfolio                 .35% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% thereafter

                           Growth-Income Portfolio                   .35% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% on the next $150 million
                                                                     .20% on the next $200 million
                                                                     .15% thereafter

                           Small & Mid Cap Value Portfolio           .50% on the first $250 million
                                                                     .45% thereafter

CMA*                       Cash Management Portfolio(1)              .125% on the first $100 million
                                                                     .100% on the next $400 million
                                                                     .075% on the next $500 million
                                                                     .050% thereafter

                           Technology Portfolio                      .500% on the first $150 million
                           (effective May 1, 2007)                   .450% on the next $100 million
                                                                     .425% thereafter

Davis                      Davis Venture Value Portfolio             .45% on the first $100 million
                           Real Estate Portfolio                     .40% on the next $400 million
                                                                     .35% thereafter

FAF Advisors               Equity Index Portfolio                    .125% of Net Assets

Federated                  Corporate Bond Portfolio                  .30% on the first $25 million
                                                                     .25% on the next $25 million
                                                                     .20% on the next $100 million
                                                                     .15% thereafter

    SUBADVISER                        PORTFOLIO                                   FEE
-------------------        -----------------------------------       -------------------------------
Franklin                   Small Company Value Portfolio             .60% on the first $200 million
                                                                     .52% on the next $300 million
                                                                     .50% thereafter

GSAM-International         Global Bond Portfolio                     .40% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% on the next $100 million
                                                                     .20% thereafter

JP Morgan*                 Global Equities Portfolio                 .45% on the first $50 million
                                                                     .40% on the next $100 million
                                                                     .35% on the next $350 million
                                                                     .30% thereafter

                           Balanced Portfolio                        .40% on the first $50 million
                                                                     .30% on the next $100 million
                                                                     .25% thereafter

                           Mid-Cap Growth Portfolio                  .42% on the first $100 million
                           (effective May 1, 2007)                   .40% thereafter

Marsico                    Marsico Focused Growth Portfolio(2)       .45% of Net Assets

MFS*                       MFS Massachusetts Investors Trust         .40% on the first $300 million
                           Portfolio                                 .375% on the next $300 million
                                                                     .35% on the next $300 million
                                                                     .325% on the next $600 million
                                                                     .25% thereafter

                           MFS Total Return Portfolio                .375% of Net Assets

                           Telecom Utility Portfolio                 .375% on the first $250 million
                           (effective May 1, 2007)                   .325% on the next $500 million
                                                                     .300% on the next $750 million
                                                                     .250% thereafter

Oppenheimer*               Equity Opportunities Portfolio            .40% on the first $50 million
                           (effective May 1, 2007)                   .35% on the next $200 million
                                                                     .30% thereafter

                           Capital Growth Portfolio                  .45% on the first $50 million
                           (effective May 1, 2007)                   .40% on the next $200 million
                                                                     .375%  on the next $250 million
                                                                     .35% thereafter

    SUBADVISER                        PORTFOLIO                                   FEE
-------------------        -----------------------------------       -------------------------------
Putnam                     Emerging Markets Portfolio                .85% on the first $100 million
                                                                     .80% on the next $100 million
                                                                     .75% thereafter

                           International Growth and Income           .65% on the first $150 million
                           Portfolio                                 .55% on the next $150 million
                                                                     .45% thereafter

Templeton                  Foreign Value Portfolio                   .625% on the first $50 million
                                                                     .465% on the next $150 million
                                                                     .375% on the next $300 million
                                                                     .35% thereafter

Van Kampen                 International Diversified Equities        .45% on the first $250 million
                           Portfolio**                               .40% on the next $250 million
                                                                     .35% thereafter

                           Worldwide High Income Portfolio           .45% on the first $350 million
                                                                     .40% thereafter

                           Growth Opportunities Portfolio            .50% of Net Assets

WellsCap*                  Fundamental Growth Portfolio              .450% on the first $150 million
                           (effective May 1, 2007)                   .425% on the next $150 million
                                                                     .350% thereafter


1 For purposes of determining whether the Portfolio's assets meet the breakpoints set forth herein, the assets managed by the Subadviser for this Portfolio and the assets of any other Portfolio managed by Subadviser on behalf of the Seasons Series Trust and SunAmerica Series Trust shall be aggregated.

2 For purposes of the breakpoint on the Marsico Growth Portfolio, the asset level at which the fee rate breaks shall be based upon the average daily net assets of all portfolios of the SunAmerica Series Trust and Seasons Series Trust Focus Growth and Income Portfolio for which Marsico serves as subadviser.

* On May 1, 2007, Oppenheimer replaced Federated as the subadviser of the Equity Opportunities Portfolio (formerly the Federated American Leaders Portfolio), JPMorgan replaced MFS as the subadviser of the Mid-Cap Growth Portfolio (formerly, the MFS Mid-Cap Growth Portfolio), JP Morgan replaced Federated as the subadviser of the Telecom Utility Portfolio, CMA replaced Van Kampen as the subadviser of the Technology Portfolio, WellsCap replaced Putnam as the subadviser of the Fundamental Growth Portfolio (formerly, the Putnam Growth: Voyager Portfolio), and Oppenheimer replaced Goldman Sachs Asset Management, LP ("GSAM") as the subadviser of the Capital Growth Portfolio (formerly, the Goldman Sachs Research Portfolio).

      The following table sets forth the fees paid to the Subadvisers, for the fiscal years ended January 31, 2007, 2006 and 2005.

    SUBADVISER                   PORTFOLIO                           2007         2006         2005
-------------------       ------------------------------------      ----------   ----------   ----------
AllianceBernstein         Alliance Growth                           $2,444,677   $2,611,161   $2,808,243
                          Growth-Income                              1,509,088    1,712,505    1,930,351
                          Global Equities (through 11/1/05)                 --      640,747      919,517
                          Small & Mid Cap Value                      1,428,966    1,060,485      601,908

CMA                       Cash Management                              457,142      546,518      608,101

Davis                     Davis Venture Value                        8,753,398    8,553,482    8,254,067
                          Real Estate                                1,203,274      971,955      812,818

FAF Advisors              Equity Index                                  47,655       55,227       59,781

Federated                 Corporate Bond                               911,658      870,612      700,201
                          Equity Opportunities                         642,338      669,028      672,635
                          Telecom Utility                              216,018      221,750      222,820

Franklin                  Small Company Value                          112,161       59,898       56,678

GSAM                      Capital Growth Portfolio                     133,182      130,643      231,860

GSAM-International        Global Bond                                  498,373      478,685      453,956

JP Morgan                 Global Equities (since 11/1/05)             $715,748      234,215           --
                          Balanced (since 1/23/06)                      59,652       19,209           --

Marsico                   Marsico Focused Growth                       679,923      638,946      590,871

MFS                       MFS Massachusetts Investors Trust          1,017,686    1,078,822    1,095,814
                          Mid-Cap Growth                               991,925    1,037,332    1,104,916
                          MFS Total Return                           3,925,173    3,690,866    3,277,670

Putnam                    Emerging Markets                           1,974,364    1,547,157    1,163,563
                          International Growth and Income            2,316,971    1,980,386    1,755,734
                          Fundamental Growth                           724,572    1,022,810    1,280,017

Templeton                 Foreign Value                              1,971,098    1,423,130     $855,332

Van Kampen                Growth Opportunities (since 10/3/05)              --       36,497           --
                          International Diversified Equities         1,991,356    2,062,328    1,915,809
                          Technology                                   204,099      221,093      365,304
                          Worldwide High Income                        389,662      410,938      601,095

      PORTFOLIO MANAGERS

OTHER ACCOUNTS

      The portfolio managers primarily responsible for the day-to-day management of the Portfolios, all of whom are listed in the Prospectus ("Portfolio Managers"), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of January 31, 2007, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account's performance is provided in parentheses.


                                                                         OTHER ACCOUNTS
                                                                   (As of January 31, 2007)
                                           ----------------------------------------------------------------------------
                                           Registered Investment     Pooled Investment
                                                Companies                Vehicles                Other Accounts
                                           ---------------------   ------------------------   -------------------------
                                                      Assets                                              Total SAssets
Advisers/                                   No. of       (in         No. of    Total Assets    No. of           (in
Subadviser          Portfolio Managers     Accounts   millions)    Accounts   (in millions)   Accounts       millions)
-----------------   --------------------   --------   ----------   --------   -------------   --------    -------------
AIG SAAMCo          Linvall, Tim             --               --      --             --           --              --
                    Massey, John              4        $   474.1      --             --           --              --
                    Petermann, Bryan A.      --               --      --             --            8        $  8,778
                    Rushin, Jay               6       $      497      --             --           --              --
                    Voege, Brendan           --               --      --             --           --              --
                    Yovanovic, John          --               --      --             --            8        $  8,778

AllianceBernstein   Baldwin, Michael R.       6       $    1,464      17(1)    $ 10,569          195(47)    $ 28,733
                                                                              ($    182)                   ($  5,550)
                    MacGregor, James          6       $    1,956       5       $    717           54        $  1,540
                    Paul, Joseph Gerard      10       $    3,740      11(11)   $  2,522           58        $  1,743
                                                                              ($  6,472)
                    Wallace, Scott            1       $       30       1       $  2,403           12(3)     $  3,723
                                                                                                           ($    512)
                    Weiner, Andrew            6       $    1,956       5       $    717           54        $  1,540

CMA                 Collette, Wayne          11       $    2,248       1       $      4           27        $    355
                    Graham, Patrick           8           94,901      --             --           --              --

Davis               Davis, Andrew A.          4       $    1,500       2       $  1,500          550        $    215
                    Davis, Christopher       31       $   76,000      12       $  1,500       47,000*       $ 15,160
                    C.
                    Feinberg, Kenneth C.     28       $   76,000      12       $  1,500       47,000*       $ 15,160
                    Spears, Chandler          3       $    1,000       2       $  1,500          550        $    215

FAF Advisors        French, Walter            4       $    2,696      --             --           32        $  1,041

Federated           Balestrino, Joseph       13       $    5,109      --             --            1        $     36
                    M.
                    Durbiano, Mark E.         8       $  3,111.8      3        $    237            3        $     86
                    Smith, Christopher        6       $    787.8      --             --            8        $  471.9
                    J.

Franklin            Baughman, Bruce           1       $  5,333.6      10       $  9,496            1        $     92
                    Lippman, William J.      13       $   14,955       1       $    605           --              --
                    McGee, Margaret           9       $   14,186      --             --           --              --
                    Taylor, Don               9       $   14,186       1       $  605.0           --              --

GSAM-Int'l          Lindsay, Iain             2       $    1,186      43(13)   $ 17,078          178(34)    $ 41,865
                                                                              ($  7,388)                   ($ 11,265)

                                                                         OTHER ACCOUNTS
                                                                   (As of January 31, 2007)
                                           ----------------------------------------------------------------------------
                                           Registered Investment     Pooled Investment
                                                Companies                Vehicles                Other Accounts
                                           ---------------------   ------------------------   -------------------------
                                                      Assets                                              Total SAssets
Advisers/                                   No. of       (in         No. of    Total Assets    No. of           (in
Subadviser          Portfolio Managers     Accounts   millions)    Accounts   (in millions)   Accounts       millions)
-----------------   --------------------   --------   ----------   --------   -------------   --------    -------------
                    Moffitt, Philip           2       $    1,186      43(13)   $ 17,078          178(34)    $ 41,865
                                                                              ($  7,388)                   ($ 11,265)
                    Wilson, Andrew F.         2       $    1,186      43(13)   $ 17,078          178(34)    $ 41,865
                                                                              ($  7,388)                   ($ 11,265)

JP Morgan           Bhargava, Sandeep         2       $    1,264       9       $  4,210           10        $  1,103
                    Dessner, Maddie          --               --      --             --           40        $ 1,1000
                    Jakobson, Patrik          1       $      203      --             --           --              --
                    Jones, Christopher        8       $    2,924       3       $    571            3        $  3,602
                    Parton, Timothy           5       $    2,606      --             --            2        $     43

Marsico             Marsico, Thomas F.       36       $   37,087      14       $  2,383          185        $ 28,094

MFS                 Beatty, T. Kevin          5       $    7,500       1       $    228            2        $   81.9
                    Chitkara, Nevin P.       21           36,100       2          1,300           24        $  9,900
                    Douglas, William P.       7       $   22,500      --             --           --              --
                    Enright, Kenneth J.      10       $   23,400      --             --            1        $  1,800
                    Gorham, Steven R.        21       $   36,100       2       $1,300.0           24        $  9,900
                    Hawkins, Richard O.      11       $   25,000      --             --            1        $   40.7
                    Persons, Robert D.       12            9,200       2       $  360.0            2        $    345
                    Roberge, Michael W.      10       $   24,900       1       $   87.4            2        $   56.7
                    Shaughnessy, Maura        4       $    4,900       1       $  324.3           --              --
                    A.
                    Taylor, Brooks A.         7       $   22,500      --             --           --              --
                    Zatlyn, Nicole M.         5       $    7,500       1       $  228.3            2        $   81.9

Oppenheimer         Baylin, Marc              5       $   12,575       2       $    911           --              --
                    Monoyios, Nikolaos       15       $   28,256       4       $    826           --              --
                    Wilby, William            5       $   12,575       2       $    911           --              --
                    Zavanelli, Mark           7       $10,700.82       3       $    791           --              --

Putnam              Grana, Daniel             2       $      198       3       $    300            2        $     12
                    Holding, Pamela R.        2       $    1,506       1       $    402            1        $     57
                    Jaroch, Darren            2       $    1,506       1       $    402            1        $     57
                    Ora, Avo                  2       $     198        3       $    300            2        $     12

Templeton           Docal, Antonio            5       $    9,979       2       $  715.5           49        $  6,549
                    Motyl, Gary P.            5       $    9,266       6       $  1,851           42         8,897.7
                    Sadler, Tina              9       $  5,739.5       3       $  162.5           33        $  7,714

Van Kampen          Baurmeister, Eric         4       $      502      --             --            2        $  367.9
                    Brickhouse, Dudley        7       $  6,364.8      --             --           --              --
                    Givelber, Joshua          7       $  1,437.7      --             --           --              --
                    Hart, Mathew              7       $  6,329.7      --             --           --              --
                    Hayes, John               1       $    441.8      --             --            1        $    0.5
                    Kaune, Federico           3       $    256.8      --             --           --              --
                    Lewis, Gary M.            7       $    6,433      --             --           --              --
                    Luby, Janet               7       $    6,338      --             --           --              --
                    McKenna, Abigail          7       $    1,078       6       $  433.6            3        $1,403.0
                    Miller, Scott             6       $    6,264      --             --           --              --
                    Thivierge, Ann            6       $    2,906       1       $    670           61        $  6,453

                                                                         OTHER ACCOUNTS
                                                                   (As of January 31, 2007)
                                           ----------------------------------------------------------------------------
                                           Registered Investment     Pooled Investment
                                                Companies                Vehicles                Other Accounts
                                           ---------------------   ------------------------   -------------------------
                                                      Assets                                              Total SAssets
Advisers/                                   No. of       (in         No. of    Total Assets    No. of           (in
Subadviser          Portfolio Managers     Accounts   millions)    Accounts   (in millions)   Accounts       millions)
-----------------   --------------------   --------   ----------   --------   -------------   --------    -------------
WellsCap            Harris, Michael C.        8       $    2,692       1       $     69           95        $  3,920
                    Pence, Thomas J.         11       $    3,468       2       $    114          143        $  5,638

------------

* The majority of these accounts are wrap accounts which require a minimum of only $100,000.

POTENTIAL CONFLICTS OF INTEREST

      As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, ("Other Client Accounts") in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.

      o Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, a Subadviser may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Subadviser and/or Portfolio Manager may take "short" positions in Other Client Accounts with respect to securities held "long" within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trusts and the Subadvisers generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trusts and Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

      o Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Advisers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager's accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

      o Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers' and Subadvisers' Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser's and Subadviser's Codes of Ethics will eliminate such conflicts.

      Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Subadviser's management of the Portfolios, investments and such Other Accounts.

COMPENSATION

      Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.

      AIG SAAMCO. The AIG SAAMCo portfolio managers' compensation has both a salary and bonus component. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts. The salary component is a fixed base salary, which is the same for all AIG SAAMCo portfolio managers, and is not based on manager performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus components of their salaries are based both on the Portfolio's individual performance and the organizational performance of AIG SAAMCo. The Portfolio's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Portfolio's one- and three-year performance relative to its Lipper peer group on a pre--tax basis. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0%-225%) of the portfolio manager's base salary.

      The organizational performance component of the portfolio manager's bonus constitutes twenty-five (25%) percent of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0%-75%) of their base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of AIG SAAMCo; (2) the portfolio manager's overall process of engagement; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of AIG SAAMCo.

      ALLIANCEBERNSTEIN. AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
            AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.(1)

      (iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

      CMA. CMA's portfolio managers compensation is primarily based on investment experience. Bonus compensation is based upon performance of job responsibilities and investment performance of portfolios managed. Stock and option awards are tied to industry experience, success of Columbia Management Group (the investment management division of Bank of America of which CMA is a part) and the Bank of America organization as a whole, and also to retain key employees.

      DAVIS. Davis' portfolio managers' compensation may consist of (i) base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis, including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchase shares in selected funds managed by Davis. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the Davis fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis' portfolio managers are provided benefits packages including life insurance, health insurance and participation in company 401(k) plan comparable to that received by other company employees.

      Mr. Feinberg's and Mr. Spears' compensation consists of all four compensation components. Christopher Davis' and Andrew Davis' compensation consists of a base salary.

      FAF ADVISORS. The FAF Advisors portfolio managers identified in the Prospectus receive a base salary, annual cash incentive and long-term incentive payments. There are no differences between the methods used to determine compensation with respect to the Portfolio and the other accounts.


      Base salary is based upon an analysis of the portfolio manager's general performance, experience and market levels of base pay for such a position. Annual cash incentives are paid based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and market levels of base pay for such position. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio's tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment) and is not based on performance. Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of FAF Advisors. Long-term incentive payments are comprised of two components: (i) FAF Advisors phantom equity units and (ii) US Bancorp options and restricted stock.


----------------

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein s Master Limited Partnership Units.

      FEDERATED. Federated's portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. ("Federated Investors"). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance ("IPP") is the predominant factor. Of lesser importance are: Leadership/Teamwork/ Communication, Research Performance, Customer Satisfaction, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

      IPP is measured on a rolling one-, three- and five-calendar year pre-tax total return basis vs. fund benchmarks, and on a rolling three- and five-calendar year pre-tax total return basis versus designated peer groups of comparable funds (e.g., a subset of funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years. Other accounts managed managed by the Portfolio Managers may be measured against different benchmarks and certain accounts may be excluded when calculating IPP. The Balanced Scorecard Investment Product Performance score is calculated based on an equal weighting of all accounts managed by the portfolio manager.

      Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Customer Satisfaction is assessed through two components: Sales and Marketing Support and Net Sales. Federated's senior management assesses the quality, amount and effectiveness of sales and marketing support, with input from sales management. Net sales are assumed to indirectly reflect customer satisfaction, so net fund flows may be assessed relative to industry trends for the fund category. Financial Success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. Half of the financial success category is measured based on growth of the portfolio manager's funds (assets under management and revenues), and supporting the appropriate number of funds to improve efficiency and enhance strong fund performance. Half of the financial success category is based on the growth in assets under management and revenues attributable to the portfolio manager's Department, to encourage teamwork. The financial success score is lowered if Federated's overall financial targets are not achieved.

      In addition, Mr. Dierker has received or will receive a guaranteed minimum incentive payment for 2004 and 2005. Mr. Nichol was awarded a grant of restricted Federated stock.

      FRANKLIN. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      Base salary. Each portfolio manager is paid a base salary.

      Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

            - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

            - Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

            - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

      Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.

      GSAM-INTERNATIONAL. GSAM-International and the GSAM-International Fixed Income Team's (the "Fixed Income Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager's individual performance; the Fixed Income Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM-International; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk exposure.

      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams' performance exceeded performance benchmarks over one-year and three-year periods (for Portfolio specific benchmark's please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above) and (5) whether the team managed all similarly mandated accounts in a consistent manner. The benchmark for this Portfolio is the JP Morgan Government Global Bond Index.

      Other Compensation. In addition to base salary and performance bonus, GSAM-International has a number of additional benefits/deferred compensation programs for all portfolio managers in place, including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

      Certain GSAM-International portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

      JP MORGAN. JP Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

      Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

      Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

      MARSICO. Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary adjustments and greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico. In addition, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

      Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration to encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager's performance over periods longer that the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, with limitation, effectiveness of the manager's leadership within Marsico's investment team, contributions to Marsico's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

      MFS. MFS's portfolio manager compensation is a combination of base salary and performance bonus. The base salary represents a smaller percentage of portfolio manager's total cash compensation (generally below 33%) than incentive compensation. The performance bonus or incentive compensation represents a majority of the portfolio manager's total cash compensation.

      The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio(s) and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio and other account performance).

      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

      OPPENHEIMER. Oppenheimer's portfolio managers are employed and compensated by Oppenheimer, not the Fund. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2006 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in the Oppenheimer's deferred compensation plan.

      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help Oppenheimer attract and retain talent. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund's compensation structure is based on the fund's performance.

      PUTNAM. Putnam believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. Performance is measured against comparable peer funds and products.

      The portion of the incentive compensation pool available to an investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

      o     Consistent performance means being above median over one year.

      o Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

      o Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

      TEMPLETON. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      Base salary. Each portfolio manager is paid a base salary.

      Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

            - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

            - Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

            - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

            - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

      Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton.

      VAN KAMPEN/MORGAN STANLEY. Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

      Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the subadviser.

      Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

      -     Cash Bonus;

      - Morgan Stanley's Long Term Equity Incentive Compensation awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan

            Stanley common stock that are subject to vesting and other conditions;

      - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolios;

      - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

      - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

      -     Contribution to the business objectives of the subadviser.

      -     The dollar amount of assets managed by the portfolio manager.

      -     Market compensation survey research by independent third parties.

      - Other qualitative factors, such as contributions to client objectives.

      - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

      WELLSCAP. WellsCap has a comprehensive and competitive compensation program. WellsCap uses industry surveys on an annual basis to reassess salary points, bonuses and deferred compensation. WellsCap custom tailors personal scorecards to measure positive contributions to relative investment results. WellsCap presets ranges so incentive opportunities are known and measured continually. WellsCap may additionally utilize "revenue share" programs to reward outstanding performance and to retain outstanding people.


      Compensation for portfolio managers is geared toward relative investment performance (on a pre-tax basis against the Russell 1000 Growth Index) within acceptable risk parameters and may reflect net asset changes. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations.


      Talented investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, aligns the interests of the investment team with the clients', and provides direct participation in the growth and success of the company and its clients.

      Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their master's degrees, the Chartered Financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences

OWNERSHIP OF PORTFOLIO SHARES

      As of January 31, 2007, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in a Portfolio that they managed.

                           PERSONAL SECURITIES TRADING

      The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "AIG SAAMCo Code") pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The AIG SAAMCo Code is filed as exhibits to the Trust's registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust's Prospectus. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any material violations of the AIG SAAMCo Code by access persons of the Trust or any Subadviser during the quarter.

      Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser's Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the AIG SAAMCo Code. Material violations of a Subadviser's Code of Ethics will be reported to the Board of Trustees.

                             DISTRIBUTION AGREEMENT

      The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio to the Separate Accounts of the Life Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza Five, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing Prospectus, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolios, including printing and distributing Prospectus, proxy statements, notices, annual reports and other periodic reports to existing shareholders.

      After its initial approval, the Distribution Agreement will continue in effect for an initial two year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                                RULE 12b-1 PLANS

      The Board of Trustees has adopted a Rule 12b-1 Plan for Class 1 shares (the "Class 1 Plan"), Class 2 shares (the "Class 2 Plan") and Class 3 shares (the "Class 3 Plan" and, together with the Class 1 Plan and Class 2 Plan, the "12b-1 Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Account Information" in the Prospectus for certain information with respect to the Class 1, Class 2 and Class 3 Plans. The Class 1 Plan does not provide for a service fee. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 and 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolios' Class 2 and 3 shares. It is possible that, in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries' costs as described above.

      From August 1, 2002 through November 30, 2004, Class 1 and Class 2 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. From September 30, 2002 through November 30, 2004, Class 3 shares of each Portfolio were subject to distribution fees pursuant to the 12b-1 Plans. Each Portfolio, other than the Cash Management Portfolio participated in directed brokerage programs, whereby a portion of the brokerage commissions generated by a Portfolio was used to make payments to the Distributor to pay for various distribution activities. Such payments to the Distributor did not exceed an annual rate of 0.75% of the average daily net assets of Class 1, Class 2 and Class 3 shares of each Portfolio to compensate the Distributor and certain financial intermediaries to pay for activities principally intended to result in the sale of Class 1, Class 2 and Class 3 shares of each Portfolio. Effective November 30, 2004, the distribution fee component of the 12b-1 Plan for Class 1, Class 2 and Class 3 shares of each Portfolio was terminated.

DISTRIBUTION, ACCOUNT MAINTENANCE AND SERVICE FEES

      The following table sets forth the distribution, account maintenance and service fees the Distributor received from the Portfolios for the fiscal years ended January 31, 2007, 2006 and 2005.

                                                 2007                             2006                            2005
                                    -------------------------------   ----------------------------    -----------------------------
PORTFOLIO                           CLASS 1    CLASS 2    CLASS 3     CLASS 1   CLASS 2    CLASS 3     CLASS 1   CLASS 2   CLASS 3
-------------------------------     -------    -------    ---------   -------   -------    -------     -------   -------    -------
Aggressive Growth                      N/A     $20,321      $34,803     N/A     $20,288    $22,327    $  2,576   $19,037   $12,165
Alliance Growth                        N/A     106,126      388,954     N/A     110,105    235,789     293,985   124,247   137,469
Balanced                               N/A      33,465       36,743     N/A      37,370     30,559         N/A    40,067    25,112
Blue Chip Growth                       N/A      17,009       28,086     N/A      19,379     22,445         672    20,248    17,354
Capital Growth                         N/A       8,869        7,021     N/A       9,099      3,518         652     9,888     1,658
Cash Management                        N/A      78,980      397,534     N/A      80,373    298,692         N/A    88,210   236,202
Corporate Bond                         N/A      88,722      479,703     N/A      93,665    296,561         N/A    88,551   149,874
Davis Venture Value                    N/A     328,555    1,195,171     N/A     326,087    733,282      73,973   300,679   401,241
"Dogs" of Wall Street                  N/A      28,922       40,981     N/A      31,697     33,016         N/A    32,008    25,806
Emerging Markets                       N/A      34,799      139,392     N/A      25,358     50,662      34,684    18,715    19,654
Equity Index                           N/A         N/A          N/A     N/A         N/A        N/A         N/A       N/A       N/A
Equity Opportunities                   N/A      30,577      141,980     N/A      33,225    103,810      78,811    41,914    62,362
Foreign Value (2)                      N/A     107,232      962,727     N/A      93,238    620,023         N/A    74,365   314,010
Fundamental Growth                     N/A      12,161       12,106     N/A      13,613     10,710      49,015    16,773     7,407
Global Bond                            N/A      97,687       27,510     N/A      27,062     57,690         N/A    22,923    32,285
Global Equities                        N/A      26,447       56,892     N/A      19,399     26,617      56,247    21,868    15,102
Growth Opportunities                   N/A      13,220       44,571     N/A       9,692     10,770         N/A    10,172     8,137
Growth-Income                          N/A      57,998       52,023     N/A      63,984     50,198     252,867   $83,274    40,255
High-Yield Bond                        N/A      62,995      177,407     N/A      64,639    119,890         N/A    65,015    88,673
International Diversified
  Equities                             N/A      88,146      554,194     N/A      74,734    335,069       3,120    60,702   179,274
International Growth and Income        N/A      60,284      202,245     N/A      54,089    106,988      43,378    52,062    66,049
Marsico Focused Growth                 N/A      66,105       89,940     N/A      66,961     67,466       1,319    62,909    47,520
MFS Massachusetts Investors
  Trust                                N/A      42,563      134,128     N/A      45,499    104,684      49,696    51,137    69,534
MFS Total Return                       N/A     200,855      639,072     N/A     216,320    428,788     105,565   236,314   261,936
Mid-Cap Growth                         N/A      68,902      193,582     N/A      77,064    154,316      26,360    88,286   116,866
Real Estate                            N/A      53,075      200,301     N/A      46,866    100,356       1,004    39,071    51,557
Small & Mid Cap Value (2)              N/A      72,322      603,888     N/A      69,616    414,264         N/A    67,776   239,658
Small Company Value                    N/A      N/A          21,971     N/A      N/A            96         N/A       N/A       N/A
Technology                             N/A      12,968       29,494     N/A      15,090     23,682      38,529    29,194    26,743
Telecom Utility                        N/A       7,888        1,639     N/A       6,985        497       5,744     6,282       359
Worldwide High Income                  N/A      11,876        5,505     N/A      12,081      3,650         N/A    10,986     2,769

      Continuance of the 12b-1 Plans with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. Each 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 1, Class 2 and Class 3 shares of a Portfolio, without approval of the shareholders of the Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. In addition, all material amendments to each 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plans may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 1, Class 2 and Class 3 shares of the Portfolio, respectively. So long as each 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plans. In their consideration of the 12b-1 Plans with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 1, Class 2 and Class 3 shares of the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

      Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

      So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

      Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

      Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

      Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

      Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

      A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.

      Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

      The Real Estate Portfolio may invest in REITs that hold residual interests in REMICs. Under regulations to be prescribed by Treasury (which, if and when issued, could apply retroactively), the Real Estate Portfolio may have income from a REIT that is attributable to the REIT's residual interest in a REMIC and that is treated as an "excess inclusion". Under certain circumstances, the shareholders of the Real Estate Portfolio may have income constituting an "excess inclusion" (in proportion to the dividends received by such shareholders from the Real Estate Portfolio) with the same federal income tax consequences as if such shareholders held the related REMIC residual interest directly.

      The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

      A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

      As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

      In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

      A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

      For the fiscal year ended January 31, 2007, the Portfolios had the following capital loss carry-forwards which will expire between 2007 and 2014:

                                            Loss Carry-Forwards
                                            -------------------
Aggressive Growth                               $175,059,584
Alliance Growth                                  804,623,599
Balanced                                         106,432,220
Blue Chip Growth                                   4,031,138
Capital Growth                                    13,207,119
Cash Management                                      903,386
Corporate Bond                                    15,996,804
Davis Venture Value                                1,144,300
Equity Index                                       3,668,826
Fundamental Growth                               168,493,829
Global Bond                                        1,798,998
Global Equities                                  109,945,805
Growth-Income                                     23,649,493
Growth Opportunities                              16,504,297
High-Yield Bond                                  101,824,432
International Diversified Equities                48,033,286
MFS Massachusetts Investors Trust                 29,779,355
MFS Total Return                                     679,562
Mid-Cap Growth                                   207,907,078
Technology                                        58,682,815
Telecom Utility                                   40,443,693
Worldwide High Income                             29,581,394

                               PORTFOLIO TURNOVER

      A Portfolio may purchase and sell securities whenever necessary to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to a Portfolio and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio's turnover rate would equal 100% if each security in the Portfolio was replaced once per year.

      For the fiscal year ended January 31, 2007, the portfolio turnover rate was significantly higher than 2006 for the Aggressive Growth Portfolio. The variation was due to a change in the portfolio manager of the Aggressive Growth Portfolio in December 2005. The portfolio transition associated with the change was completed by the end of the first calendar quarter of 2006. In regard to the Growth Opportunities Portfolio, the turnover was significantly high during the fiscal year ended January 31, 2007 due to volatility in the small cap market during 2006, which resulted in opportunities for the portfolio to trade. The portfolio manager uses trading as a risk management tool within the portfolio holdings, reducing or adding to names as individual stocks trade up or down relative to price objectives. This strategy is based on the belief that the market is long term efficient, but short term inefficient due inaccurate analysis, lack of quality data, analysts placing too much emphasis on the latest data point, trading and liquidity issues, investor sentiment, etc.

      For the fiscal year ended January 31, 2007, the portfolio turnover rate was significantly lower than fiscal year 2006 for the Global Bond Portfolio. One of the main reasons for the decrease was current market conditions, which include tighter spreads and lower volatility in global bonds. As a result, the portfolio manager reduced trading activity within the sector and security selection strategies.

      For the fiscal year ended January 31, 2007, the portfolio turnover rate was significantly higher than in 2005 for the MFS Mid-Cap Portfolio. The increase in the turnover rate was the result of portfolio manager restructuring after a portfolio manager change during the last fiscal year.


      The turnover rate accelerated during the fiscal year ended January 31, 2007 for the Technology Portfolio due to portfolio management team changes in February 2006. Since the new portfolio management team has a different investment process, a majority of the old names were sold. The turnover rate increased for the Telecom Utility Portfolio during the fiscal year ended January 31, 2007, due to uncharacteristically low portfolio turnover in 2005 and the addition of a new lead portfolio manager, who had a slightly different investment process than the prior lead manager.


                               SHARES OF THE TRUST

      The Trust consists of thirty-five separate Portfolios, each of which offers Class 1, Class 2 and/or Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

      In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

      The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service and distribution fees while Class 1 shares are subject to distribution fees; (iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares.

      As of January 31, 2007, AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company ("AIG Life"), American International Life Assurance Company of New York ("AILAC"), American General Life Insurance Company ("AG Life") and The United States Life Insurance Company in the City of New York ("US Life"), owned, directly or indirectly, 100% of the outstanding shares of all Portfolios. AIG Life, AILAC, AG Life and US Life are collectively referred to as the "Other Affiliated Life Insurance Companies" in the table below. Shares of the

Trust are owned through the life companies' separate accounts. The ownership of the Trust's shares is as follows:


                                                                                                            OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE    FIRST SUNAMERICA LIFE        LIFE INSURANCE
                                                           ASSURANCE COMPANY        INSURANCE COMPANY          COMPANIES
                                                         -------------------    ---------------------       ----------------
Aggressive Growth Portfolio (Class 1)                          92.40%                     5.25%                 2.35%
Aggressive Growth Portfolio (Class 2)                         100.00%                     0.00%                 0.00%
Aggressive Growth Portfolio (Class 3)                          92.22%                     7.78%                 0.00%

Alliance Growth Portfolio (Class 1)                            94.95%                     4.38%                 0.67%
Alliance Growth Portfolio (Class 2)                           100.00%                     0.00%                 0.00%
Alliance Growth Portfolio (Class 3)                            95.31%                     4.69%                 0.00%

Balanced Portfolio (Class 1)                                   94.08%                     4.35%                 1.57%
Balanced Portfolio (Class 2)                                  100.00%                     0.00%                 0.00%
Balanced Portfolio (Class 3)                                   95.87%                     4.13%                 0.00%

Blue Chip Growth Portfolio (Class 1)                           91.30%                     8.13%                 0.58%
Blue Chip Growth Portfolio (Class 2)                          100.00%                     0.00%                 0.00%
Blue Chip Growth Portfolio (Class 3)                           92.69%                     7.31%                 0.00%

Capital Growth Portfolio (Class 1)                             94.29%                     5.51%                 0.20%
Capital Growth Portfolio (Class 2)                            100.00%                     0.00%                 0.00%
Capital Growth Portfolio (Class 3)                             89.96%                    10.04%                 0.00%

Cash Management Portfolio (Class 1)                            94.08%                     4.94%                 0.98%
Cash Management Portfolio (Class 2)                           100.00%                     0.00%                 0.00%
Cash Management Portfolio (Class 3)                            96.93%                     3.07%                 0.00%

Corporate Bond Portfolio (Class 1)                             97.09%                     2.78%                 0.13%
Corporate Bond Portfolio (Class 2)                            100.00%                     0.00%                 0.00%
Corporate Bond Portfolio (Class 3)                             96.77%                     3.23%                 0.00%

Davis Venture Value Portfolio (Class 1)                        96.79%                     2.98%                 0.23%
Davis Venture Value Portfolio (Class 2)                       100.00%                     0.00%                 0.00%
Davis Venture Value Portfolio (Class 3)                        96.35%                     3.65%                 0.00%

"Dogs" of Wall Street Portfolio (Class 1)                      95.25%                     4.07%                 0.68%
"Dogs" of Wall Street Portfolio (Class 2)                     100.00%                     0.00%                 0.00%
"Dogs" of Wall Street Portfolio (Class 3)                      95.52%                     4.48%                 0.00%

Emerging Markets Portfolio (Class 1)                           93.56%                     5.55%                 0.88%
Emerging Markets Portfolio (Class 2)                          100.00%                     0.00%                 0.00%
Emerging Markets Portfolio (Class 3)                           94.16%                     5.84%                 0.00%

Equity Index Portfolio (Class 1)                              100.00%                     0.00%                 0.00%

Equity Opportunities Portfolio (Class 1)                       94.68%                     5.03%                 0.28%
Equity Opportunities Portfolio (Class 2)                      100.00%                     0.00%                 0.00%
Equity Opportunities Portfolio (Class 3)                       96.45%                     3.55%                 0.00%

Foreign Value Portfolio (Class 2)                             100.00%                     0.00%                 0.00%
Foreign Value Portfolio (Class 3)                              96.39%                     3.61%                 0.00%

Fundamental Growth Portfolio (Class 1)                         94.88%                     4.35%                 0.77%
Fundamental Growth Portfolio (Class 2)                        100.00%                     0.00%                 0.00%
Fundamental Growth Portfolio (Class 3)                         96.30%                     3.70%                 0.00%

Global Bond Portfolio (Class 1)                                95.63%                     3.66%                 0.71%
Global Bond Portfolio (Class 2)                               100.00%                     0.00%                 0.00%
Global Bond Portfolio (Class 3)                                97.63%                     2.37%                 0.00%

                                                                                                            OTHER AFFILIATED
                                                         AIG SUNAMERICA LIFE    FIRST SUNAMERICA LIFE        LIFE INSURANCE
                                                           ASSURANCE COMPANY        INSURANCE COMPANY          COMPANIES
                                                         -------------------    ---------------------       ----------------
Global Equities Portfolio (Class 1)                            96.47%                     3.18%                 0.34%
Global Equities Portfolio (Class 2)                           100.00%                     0.00%                 0.00%
Global Equities Portfolio (Class 3)                            95.41%                     4.59%                 0.00%

Growth-Income Portfolio (Class 1)                              95.27%                     4.22%                 0.51%
Growth-Income Portfolio (Class 2)                             100.00%                     0.00%                 0.00%
Growth-Income Portfolio (Class 3)                              96.60%                     3.40%                 0.00%

Growth Opportunities Portfolio (Class 1)                       96.46%                     3.05%                 0.49%
Growth Opportunities Portfolio (Class 2)                      100.00%                     0.00%                 0.00%
Growth Opportunities Portfolio (Class 3)                       95.88%                     4.12%                 0.00%

High-Yield Bond Portfolio (Class 1)                            94.75%                     5.15%                 0.10%
High-Yield Bond Portfolio (Class 2)                           100.00%                     0.00%                 0.00%
High-Yield Bond Portfolio (Class 3)                            98.07%                     1.93%                 0.00%

International Diversified Equities Portfolio (Class 1)         95.24%                     4.28%                 0.48%
International Diversified Equities Portfolio (Class 2)        100.00%                     0.00%                 0.00%
International Diversified Equities Portfolio (Class 3)         95.76%                     4.24%                 0.00%

International Growth & Income Portfolio (Class 1)              95.43%                     4.11%                 0.47%
International Growth & Income Portfolio (Class 2)             100.00%                     0.00%                 0.00%
International Growth & Income Portfolio (Class 3)              96.58%                     3.42%                 0.00%

Marsico Focused Growth Portfolio (Class 1)                     96.27%                     2.69%                 1.04%
Marsico Focused Growth Portfolio (Class 2)                    100.00%                     0.00%                 0.00%
Marsico Focused Growth Portfolio (Class 3)                     96.81%                     3.19%                 0.00%

MFS Massachusetts Investors Trust Portfolio (Class 1)          94.01%                     5.55%                 0.44%
MFS Massachusetts Investors Trust Portfolio (Class 2)         100.00%                     0.00%                 0.00%
MFS Massachusetts Investors Trust Portfolio (Class 3)          95.14%                     4.86%                 0.00%

MFS Total Return Portfolio (Class 1)                           96.75%                     3.06%                 0.19%
MFS Total Return Portfolio (Class 2)                          100.00%                     0.00%                 0.00%
MFS Total Return Portfolio (Class 3)                           97.78%                     2.22%                 0.00%

Mid-Cap Growth Portfolio (Class 1)                             93.30%                     4.27%                 2.43%
Mid-Cap Growth Portfolio (Class 2)                            100.00%                     0.00%                 0.00%
Mid-Cap Growth Portfolio (Class 3)                             94.87%                     5.13%                 0.00%
Real Estate Portfolio (Class 1)                                95.53%                     3.89%                 0.58%
Real Estate Portfolio (Class 2)                               100.00%                     0.00%                 0.00%
Real Estate Portfolio (Class 3)                                95.85%                     4.15%                 0.00%

Small & Mid Cap Value Portfolio (Class 2)                     100.00%                     0.00%                 0.00%
Small & Mid Cap Value Portfolio (Class 3)                      96.95%                     3.05%                 0.00%

Small Company Value Portfolio (Class 1)                       100.00%                     0.00%                 0.00%
Small Company Value Portfolio (Class 3)                        96.23%                     3.77%                 0.00%

Technology Portfolio (Class 1)                                 95.64%                     3.70%                 0.66%

                                                                                                          OTHER AFFILIATED
                                                        AIG SUNAMERICA LIFE    FIRST SUNAMERICA LIFE       LIFE INSURANCE
                                                         ASSURANCE COMPANY       INSURANCE COMPANY            COMPANIES
Technology Portfolio (Class 2)                                  100.00%                 0.00%                   0.00%
Technology Portfolio (Class 3)                                   94.42%                 5.58%                   0.00%

Telecom Utility Portfolio (Class 1)                              94.95%                 4.57%                   0.48%
Telecom Utility Portfolio (Class 2)                             100.00%                 0.00%                   0.00%
Telecom Utility Portfolio (Class 3)                              88.26%                11.74%                   0.00%

Worldwide High Income Portfolio (Class 1)                        95.51%                 4.31%                   0.18%
Worldwide High Income Portfolio (Class 2)                       100.00%                 0.00%                   0.00%
Worldwide High Income Portfolio (Class 3)                        81.26%                18.74%                   0.00%


                                 PRICE OF SHARES

      Shares of the Trust are currently offered only to the separate accounts of the Life Companies ("Variable Separate Accounts"). The Trust is open for business on any day the NYSE is open for business. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of its net assets of each class by the number of such class shares outstanding. The net asset value of each class of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

      Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

      As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

      Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees.

      Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

      Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

      Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are valued based upon broker quotes received from the market maker. Mutual funds held by the Portfolio are valued at the net asset value (market value) of the underlying fund.

      Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Trustees.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

      A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Adviser or Subadviser.

      The Adviser or Subadviser may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Adviser or Subadviser places the Trust's portfolio transactions, the Adviser or Subadviser may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Adviser or Subadviser in connection with the Trust and could be useful and of value to the Adviser or Subadviser in serving other clients as well as the Trust. Research services obtained by the Adviser or Subadviser as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Subject to the above considerations, the Adviser or a Subadviser may use broker-dealer affiliates of the Adviser or a Subadviser, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

COMMISSION RECAPTURE PROGRAM

      Effective December 1, 2004, the Trust implemented a commission recapture program. The Board of Trustees determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. AIG SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that AIG SAAMCo will not receive any direct or indirect economic benefit from the commission recapture program.

      The following table reflects the commission recapture activity for the fiscal year ended January 31, 2007.

           PORTFOLIO                                2007
---------------------------------       ------------------------
                                                        % OF NET
                                        AMOUNT ($)       ASSETS
                                        ----------      -------
Aggressive Growth                       $   57,511        0.03%
Alliance Growth                            137,430        0.01%
Balanced                                        --          --
Blue Chip Growth                             8,420        0.02%
Capital Growth                               4,919        0.02%
Cash Management                                 --          --
Corporate Bond                                  --          --
Davis Venture Value                         90,786        0.00%
"Dogs" of Wall Street                       19,071        0.02%
Emerging Markets                           145,539        0.06%
Equity Index                                  --            --
Equity Opportunities                        94,067        0.04%
Foreign Value                               11,714        0.00%
Fundamental Growth                          39,148        0.02%
Global Bond                                     --          --
Global Equities                                 --          --
Growth-Income                               60,403        0.01%
Growth Opportunities                            --          --
High-Yield Bond                                 --          --
International Diversified Equities              --          --
International Growth and Income             48,825        0.01%
Marsico Focused Growth                      29,322        0.02%
MFS Massachusetts Investors Trust           17,318        0.01%

MFS Total Return                            87,829        0.01%
Mid-Cap Growth                              40,291        0.02%
Real Estate                                     --          --
Small & Mid Cap Value                       61,367        0.02%
Small Company Value                             --          --
Technology                                  10,947        0.03%
Telecom Utility                             22,670        0.04%
Worldwide High Income                           --          --

BROKERAGE COMMISSIONS

      The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended January 31, 2007, 2006 and 2005.

                           2007 BROKERAGE COMMISSIONS


                                                                                 PERCENTAGE OF
                                                                                   AMOUNT OF
                                                                                  TRANSACTIONS      GROSS
                                                                                   INVOLVING       DOLLAR
                                                                PERCENTAGE OF      PAYMENT OF     VALUE OF          DOLLAR
                                                AMOUNT PAID      COMMISSIONS      COMMISSIONS     PURCHASE/        AMOUNT OF
                                                    TO               PAID           THROUGH         SALES        COMMISSIONS
                                   AGGREGATE    AFFILIATED       TO AFFILIATED     AFFILIATED    DIRECTED TO     DIRECTED TO
                                   BROKERAGE      BROKER-          BROKER-          BROKER-       RESEARCH         RESEARCH
           PORTFOLIO              COMMISSIONS    DEALERS*          DEALERS          DEALERS       PROVIDERS       PROVIDERS
           ---------              -----------    --------          -------          -------
Aggressive Growth                 $ 1,414,665   $    30,950           2.19%         1.94%                  --             --
Alliance Growth                   $ 1,357,438            --             --            --         $420,951,006    $   271,511
Balanced                          $   255,385            --             --            --           92,115,496         69,300
Blue Chip Growth                  $   156,682   $     1,460           0.93%         0.82%                  --             --
Capital Growth                    $    39,904   $     4,949          12.40%        10.39%                  --             --
Cash Management                            --            --             --            --                   --             --
Corporate Bond                             --            --             --            --                   --             --
Davis Venture Value               $   686,628            --             --            --                   --             --
"Dogs" of Wall Street             $   117,548            --             --            --                   --             --
Emerging Markets                  $ 2,288,415            --             --            --         $ 29,465,572    $    64,337

Equity Index                      $     4,923            --             --            --                   --             --
Equity Opportunities              $   358,368            --             --            --         $123,209,321    $   164,429
Foreign Value                     $   238,520            --             --            --         $ 94,500,397    $   166,507
Fundamental Growth                $   248,075            --             --            --         $ 14,519,467    $    12,461
Global Bond                                --            --             --            --                   --             --
Global Equities                   $   593,175            --             --            --         $242,040,230    $   295,325

Growth-Income                     $   664,356   $     4,906           0.74%         0.37%        $164,015,687    $   128,026
Growth Opportunities              $   404,003   $    53,433          13,23%         0.02%        $268,181,405    $   376,312
High-Yield Bond                   $    12,537            --             --            --                   --             --
International Diversified                                                                        $124,785,298    $    57,861
 Equities                         $    61,212            --             --            --
International Growth and Income   $ 1,239,812            --             --            --         $ 55,528,678    $    78,543
Marsico Focused Growth            $   127,001            --             --            --         $ 12,133,082    $     8,947
MFS Massachusetts Investors                                                                      $112,429,943    $   103,289
 Trust                            $   153,294            --             --            --

MFS Total Return                  $   765,859            --             --            --         $364,373,842    $   495,170
Mid-Cap Growth                    $   608,090            --             --            --         $206,178,751    $   318,180

Real Estate                       $   154,510            --             --            --                   --             --
Small & Mid Cap Value             $   242,934            --             --            --         $ 63,806,500    $    43,326
Small Company Value               $     9,165            --             --            --         $  1,163,832    $     2,633

Technology                        $   159,807   $    28,649          17.93%         0.02%        $112,224,358    $   142,423
Telecom Utility                   $    80,776            --             --            --         $ 20,343,023    $    33,669
Worldwide High Income                      --            --             --            --                   --             --

                           2006 BROKERAGE COMMISSIONS

                                                                   PERCENTAGE OF    PERCENTAGE OF AMOUNT OF
                                                                    COMMISSIONS     TRANSACTIONS INVOLVING
                                   AGGREGATE    AMOUNT PAID TO          PAID        PAYMENT OF COMMISSIONS
                                   BROKERAGE      AFFILIATED        TO AFFILIATED     THROUGH AFFILIATED
           PORTFOLIO              COMMISSIONS   BROKER-DEALERS*    BROKER-DEALERS       BROKER-DEALERS
           ---------              -----------   ---------------    --------------   -----------------------
Aggressive Growth                 $   730,910            --                --                  --
Alliance Growth                   $ 1,480,737      $154,922             10.46%               0.01%
Blue Chip Growth                  $   145,045            --                --                  --

Capital Growth*                   $    34,157      $  1,261              3.69%               0.00%
Cash Management                            --            --                --                  --
Corporate Bond                    $        40            --                --                  --
Davis Venture Value               $   707,715            --                --                  --
"Dogs" of Wall Street             $    82,024            --                --                  --
Emerging Markets                  $ 1,248,353            --                --                  --
Equity Index                      $     5,392            --                --                  --
Equity Opportunities              $   358,774            --                --                  --
Foreign Value                     $   170,114            --                --                  --
Fundamental Growth                $   523,393            --                --                  --
Global Bond                                --            --                --                  --
Global Equities                   $   586,528      $ 71,510             12.19%               0.01%
Growth Opportunities              $   160,118            --                --                  --
Growth-Income                     $   853,946            --                --                  --
High-Yield Bond                   $    47,785            --                --                  --
International Diversified
 Equities                         $    77,437      $ 15,536             20.06%               0.01%
International Growth and Income   $   749,009            --                --                  --
Marsico Focused Growth            $   160,426            --                --                  --
MFS Massachusetts Investors
 Trust                            $   245,110            --                --                  --
MFS Total Return                  $   655,106            --                --                  --
Mid-Cap Growth                    $   491,650            --                --                  --
Real Estate                       $   109,971            --                --                  --
Small & Mid Cap Value             $   195,022      $104,276             53.47%               0.08%
Small Company Value                    $2,934            --                --                  --
SunAmerica Balanced               $   362,889            --                --                  --
Technology                        $   139,447      $ 32,042             22.98%               0.04%
Telecom Utility                   $    22,860      $  1,356              5.93%               0.01%
Worldwide High Income                      --            --                --                  --

* The information provided reflects the full service commissions paid to brokers who provide their own proprietary research to GSAM. Only a portion of such commission pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

                           2005 BROKERAGE COMMISSIONS


                                                                                        PERCENTAGE OF AMOUNT OF
                                                 AMOUNT PAID         PERCENTAGE OF       TRANSACTIONS INVOLVING
                                AGGREGATE       TO AFFILIATED      COMMISSIONS PAID     PAYMENT OF COMMISSIONS
                                 BROKERAGE         BROKER-           TO AFFILIATED        THROUGH AFFILIATED
         PORTFOLIO             COMMISSIONS         DEALERS          BROKER-DEALERS          BROKER-DEALERS
         ---------             -----------      -------------      ----------------     -----------------------
Aggressive Growth              $   635,967              --                 --                       --
Alliance Growth                $ 2,658,482      $    1,346               0.05%                    0.03%
Blue Chip Growth               $   208,962      $      550               0.26%                    0.08%
Capital Growth                 $    44,123      $      418               0.95%                    0.23%
Cash Management                         --              --                 --                       --
Corporate Bond                          --              --                 --                       --
Davis Venture Value            $   534,637              --                 --                       --
"Dogs" of Wall Street          $   101,076              --                 --                       --
Emerging Markets               $   418,079              --                 --                       --
Equity Index                   $     4,018              --                 --                       --
Equity Opportunities           $   333,763              --                 --                       --
Foreign Value                  $   178,015              --                 --                       --
Fundamental Growth             $   293,833              --                 --                       --
Global Bond                             --              --                 --                       --
Global Equities                $   543,187              --                 --                       --
Growth Opportunities           $   237,218              --                 --                       --
Growth-Income                  $ 1,427,497      $   10,202               0.71%                    0.07%
High-Yield Bond                $    31,448              --                 --                       --
International Diversified      $    67,956              --                 --                       --
 Equities
International Growth and       $   556,479              --                 --                       --
 Income
Marsico Focused Growth         $   299,064              --               0.04%                    0.01%
MFS Massachusetts Investors    $   518,408              --                 --                       --
 Trust
MFS Total Return               $ 1,119,517              --                 --                       --
Mid-Cap Growth                 $   780,862              --                 --                       --
Real Estate                    $   131,768              --                 --                       --
Small & Mid Cap Value          $   269,837      $  145,613              53.96%                    3.54%


Small Company Value            $     4,517              --                 --                       --
SunAmerica Balanced            $   821,403        $    750               0.09%                    0.03%
Technology                     $   261,398        $  4,963               1.90%                    0.96%
Telecom Utility                $    39,285              --                 --                       --
Worldwide High Income          $       742              --                 --                       --

* The affiliated broker-dealer that effected transactions with the indicated portfolios included Goldman Sachs & Co., Banc of America, J.P. Morgan Securities, Inc. and Morgan Stanley Co., Inc. In addition, AllianceBernstein's affiliated broker-dealers are AllianceBernstein Investments, Inc., AXA Advisors, LLC, AXA Aserores, Seguros e Invesiones, Agencia de Seguros S.A., AXA Aurora Vida, S.A. de Seguros y Reaseguros, AXA Distributors, LLC, AXA Ibercapital Agencia De Vealores, S. A., Enterprise Fund Distributors, Inc., Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Ltd.

      The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

      The following table sets forth the Portfolio's holdings of securities of the Trust's regular brokers and dealers (as defined under Rule 10b-1 of the 1940
Act) and their parents as of January 31, 2007.

                                                                                                 (Amount
Portfolio                  Broker Dealer                                     Debt/Equity       ($) 000's)
Aggressive Growth          State Street Bank & Trust Co.                        Debt              6,792

Alliance Growth            Credit Suisse Securities (USA) LLC                  Equity            21,409
                           J.P. Morgan Securities, Inc.                        Equity            23,229
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity            29,659
                           Goldman Sachs & Co.                                 Equity            22,765
                           Lehman Brothers, Inc.                               Equity             6,727

Balanced                   Bear Stearns Securities Corp.                       Equity               859
                           Citigroupglobal Markets, Inc.                       Equity             2,145
                           Goldman Sachs & Co.                                 Equity             1,161
                           Lehman Brothers Holdings, Inc.                      Equity               977
                           Morgan Stanley & Co., Inc.                          Equity             2,241
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity             1,121
                           State Street Bank & Trust Co.                        Debt              2,254
                           Goldman Sachs & Co.                                 Equity             1,161
                           Credit Suisse Securities (USA) LLC                   Debt              1,054
                           Morgan Stanley & Co., Inc.                           Debt              1,540
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.          Debt              1,889
                           HSBC Finance Corp.                                   Debt                493
                           Lehman Brothers, Inc.                                Debt                425
                           Citigroupglobal Markets, Inc.                        Debt              2,145
                           Suntrust Capital Market, Inc.                        Debt                186
                           Goldman Sachs & Co.                                  Debt                637
                           Suntrust Capital Market, Inc.                       Equity               474

Blue Chip Growth           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity               898
                           State Street Bank & Trust Co.                       Equity             2,914
                           Goldman Sachs & Co.                                 Equity               743
                           Citigroupglobal Markets, Inc.                       Equity               513

Capital Growth             Citigroupglobal Markets, Inc.                       Equity               561
                           J.P. Morgan Securities, Inc.                        Equity               661
                           State Street Bank & Trust Co.                        Debt              1,200
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity               297

Cash Management            Goldman Sachs & Co.                                  Debt             10,002
                           Citigroupglobal Markets, Inc.                        Debt             14,971

Corporate Bond             Goldman Sachs & Co.                                  Debt              3,200
                           State Street Bank & Trust Co.                        Debt             17,417
                           Lehman Brothers, Inc.                                Debt                269

                           Morgan Stanley & Co., Inc.                           Debt              2,957
                           Credit Suisse Securities (USA) LLC                   Debt              2,528
                           Bear Stearns Securities Corp.                        Debt              2,856
                           J.P. Morgan Securities, Inc.                         Debt              7,804
                           Citigroupglobal Markets, Inc.                        Debt              2,982
                           Lehman Brothers Holdings, Inc.                      Equity             1,521
                           Citigroupglobal Markets, Inc.                       Equity             2,142
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.          Debt              4,993

Davis Venture Value        Morgan Stanley & Co., Inc.                          Equity            20,081
                           J.P. Morgan Securities, Inc.                        Equity            98,054
                           Citigroupglobal Markets, Inc.                       Equity            64,880
                           State Street Bank & Trust Co.                       Equity             9,293

"Dogs" of Wall Street      J.P. Morgan Securities, Inc.                        Equity             3,577
                           Citigroupglobal Markets, Inc.                       Equity             3,384
                           State Street Bank & Trust Co.                        Debt              5,323

Emerging Markets           None

Equity Index               Citigroupglobal Markets, Inc.                       Equity               790
                           Goldman Sachs & Co.                                 Equity               268
                           J.P. Morgan Securities, Inc.                        Equity               512
                           Lehman Brothers, Inc.                               Equity               131
                           Bear Stearns Securities Corp.                       Equity                57
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity               240
                           Morgan Stanley & Co., Inc.                          Equity               257
                           State Street Bank & Trust Co.                        Debt                399

Equity Opportunities       Citigroupglobal Markets, Inc.                       Equity            12,189
                           Morgan Stanley & Co., Inc.                          Equity             2,451
                           State Street Bank & Trust Co.                        Debt             13,400

Foreign Value              State Street Bank & Trust Co.                        Debt             14,080
                           UBS Securities, LLC                                 Equity             4,667

Fundamental Growth         Goldman Sachs & Co.                                 Equity             4,625
                           Morgan Stanley & Co., Inc.                          Equity               989
                           Bear Stearns Securities Corp.                       Equity             3,577

Global Bond                State Street Bank & Trust Co.                        Debt              6,729
                           Credit Suisse Securities (USA) LLC                   Debt                553
                           Citigroupglobal Markets, Inc.                        Debt                392

Global Equities            Bear Stearns Securities Corp.                       Equity               988
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity               746
                           Citigroupglobal Markets, Inc.                       Equity             1,885
                           Goldman Sachs & Co.                                 Equity             1,026
                           Lehman Brothers, Inc.                               Equity             1,100
                           Morgan Stanley & Co., Inc.                          Equity               945
                           State Street Bank & Trust Co.                        Debt              3,240

Growth-Income              J.P. Morgan Securities, Inc.                        Equity            19,017
                           Lehman Brothers, Inc.                               Equity             6,415
                           Citigroupglobal Markets, Inc.                       Equity            26,847
                           Goldman Sachs & Co.                                 Equity             4,434
                           State Street Bank & Trust Co.                        Debt             11,362
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.         Equity             7,812

Growth Opportunities       State Street Bank & Trust Co.                        Debt              4,102

High-Yield Bond            None

International
Diversified Equities       State Street Bank & Trust Co.                        Debt             47,970
                           Deutsche Bank Securities, LLC                       Equity             3,908
                           Credit Suisse Securities (USA) LLC                  Equity             2,142

International Growth and
Income                     Credit Suisse Securities (USA) LLC                  Equity            13,443
                           Deutsche Bank Securities, LLC                       Equity             6,633

Marsico Focused Growth     Citigroupglobal Markets, Inc.                       Equity             3,637
                           Goldman Sachs & Co.                                 Equity             8,950
                           Lehman Brothers, Inc.                               Equity             5,523
                           UBS Securities, LLC                                 Equity             4,738

MFS Massachusetts
Investors Trust            J.P. Morgan Securities, Inc.                        Equity             6,229
                           Goldman Sachs & Co.                                 Equity             3,923
                           Lehman Brothers, Inc.                               Equity             3,026

MFS Total Return           Suntrust Capital Market, Inc.                       Equity             7,269
                           Morgan Stanley & Co., Inc.                          Equity             3,187
                           J.P. Morgan Securities, Inc.                        Equity            19,045
                           Lehman Brothers, Inc.                               Equity             4,888
                           UBS Securities, LLC                                 Equity             5,355
                           Goldman Sachs & Co.                                 Equity             5,974
                           Citigroupglobal Markets, Inc.                       Equity            16,770
                           J.P. Morgan Securities, Inc.                         Debt             10,304
                           Lehman Brothers, Inc.                                Debt              1,150
                           Morgan Stanley & Co., Inc.                           Debt                589
                           Bear Stearns Securities Corp.                        Debt                589
                           Citigroupglobal Markets, Inc.                        Debt              4,788
                           Credit Suisse Securities (USA) LLC                   Debt              1,956
                           Deutsche Bank Securities, LLC                        Debt                359
                           Merrill Lynch, Pierce, Fenner & Smith, Inc.          Debt              2,915
                           UBS Securities, LLC                                  Debt                830

Mid-Cap Growth             None

Real Estate                None

Small Company Value        None

Small & Mid Cap Value      State Street Bank & Trust Co.                        Debt             14,134

Technology                 State Street Bank & Trust Co.                        Debt                413

Telecom Utility            State Street Bank & Trust Co.                        Debt              4,447

Worldwide High Income      State Street Bank & Trust Co.                        Debt              2,675
                           Citigroupglobal Markets, Inc.                        Debt              1,492
                           J.P. Morgan Securities, Inc.                         Debt              1,964

      The Adviser and the Subadvisers and their respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; Portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

      If determined by the Adviser or Subadviser to be beneficial to the interests of the Trust, partners and/or employees of the Adviser or Subadvisers may serve on investment advisory committees, which will consult with the Adviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

      It is possible that a Portfolio's holdings may include securities of entities for which a Subadviser or its affiliate performs investment banking services as well as securities of entities in which a Subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

                              FINANCIAL STATEMENTS

      The Trust's audited financial statements with respect to the fiscal year ended January 31, 2007 are incorporated into this Statement of Additional Information by reference to its 2007 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                               GENERAL INFORMATION

CUSTODIAN

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL.

      PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678, is the Trust's independent registered public accounting firm. PricewaterhouseCoopers LLP, performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.

REPORTS TO SHAREHOLDERS

      Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

            The Board of Trustees has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

            The Trust makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

            In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

            Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

            The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios' participants and the Portfolios' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios' operation or useful to the Portfolios' participants without compromising the integrity or performance of the Portfolios.

            At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.

      - Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

      - PricewaterhouseCoopers, LLP ("PwC"). PwC is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PwC does not disclose to third parties information regarding the Portfolios' holdings.

      - State Street Bank & Trust Company ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

      - Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

      - Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

      - Standard & Poors ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty
            (60) days after the receipt of information from the Portfolio.

      - Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

      - Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a few days of its receipt.

      - Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

      - Investment Company Institute ("ICI"). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

      - Plexus Group. SSB&T provides purchase and sale information with respect to the Portfolios' equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SAAMCo's contract with Plexus includes a confidentiality clause.

      - Institutional Shareholders Services ("ISS"). ISS downloads both daily and weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio's eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio's participation in a securities class action lawsuit. AIG SAAMCo's contract with ISS includes confidentiality disclosure.

PROXY VOTING POLICIES AND PROCEDURES

            Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust's investment adviser, AIG SAAMCo (i.e., representatives form the investment legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders. Except as otherwise described below regarding case-by-case voting matters, neither AIG SAAMCo nor any Manager has discretion concerning proxy voting decisions.

            The Trust has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

            Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.

            Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of AIG SAAMCo and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.

            Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

            - Vote with management recommendations on most corporate matters;

            - Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

            - Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank checks" preferred stock);

            - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

            - Vote on a case-by-case basis regarding finance, merger and acquisition matters;


            - Abstain from voting on social responsibility or environmental matters, unless the portfolio's objective is directly related to the social or environmental matter in question;(1)



            - Not vote proxies for index funds/portfolios and passively managed portfolios;(2) and


            -     Vote on a case-by-case basis on equity compensation plans.

            Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent.

            However, if a situation arises where a vote presents a conflict between the interests of a Trust's shareholders and the interests of AIG SAAMCo, the Trust's, or one of AIG SAAMCo's affiliates, and the conflict is known to the Trust, senior management of the Trust and AIG SAAMCo, including the proxy voting committee, will consult with the Independent Chairman of the Board or, if not available, an Independent Trustee. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.

            Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

            Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

            Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

REGISTRATION STATEMENT

            A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

------------

(1) In these circumstances, the Portfolio will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Portfolio's overall investment evaluation of whether to retain or sell the company's securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio's shareholders.



(2) The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.

APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

      Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

            The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

      -     Leading market positions in well established industries;

      -     High rates of return on funds employed;

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

      If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

      Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

      A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

            The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

      A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

            Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

      CI The rating CI is reserved for income bonds on which no interest is being paid.

      D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

          Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

      L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

      * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

      NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

      A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

      B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF DUFF & PHELPS' CORPORATE DEBT RATINGS

      Duff & Phelps rates long-term debt specifically to credit quality, i.e., the likelihood of timely payment for principal and interest. AAA is considered the highest quality. AA is considered high quality. A is regarded as good quality. BBB is considered to be investment grade and of satisfactory credit quality. BB and B are considered to be non-investment grade and CCC is regarded as speculative. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF DUFF & PHELPS RATING CO.'S COMMERCIAL PAPER RATINGS

      Duff & Phelps Rating Co. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

      Duff 1+ Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      Duff 3 Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      Duff 5  Default.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S CORPORATE DEBT RATINGS

      BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S COMMERCIAL PAPER RATINGS

      Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

DESCRIPTION OF FITCH IBCA, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA." categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-L."

      A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

            PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

      NR    Indicates that Fitch does not rate the specific issue.

      CONDITIONAL. A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

      SUSPENDED. A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

      WITHDRAWN. A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, WHEN AN ISSUER FAILS TO FURNISH PROPER AND TIMELY INFORMATION.

      FITCHALERT. Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

      BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C     Bonds are in imminent default in payment of interest or principal.

      DDD Bonds are in default on interest and/or principal payments. Such bonds are extremely

      DD speculative and should be valued on the basis of their ultimate recovery value in liquidation

      D or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH SHORT-TERM RATINGS ARE AS FOLLOWS:

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-I+."

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-I +" and "F-I" ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

    THE SUNAMERICA SERIES TRUST'S INVESTMENT COMPANY ACT FILE NO.: 811-07238

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2007


                             SUNAMERICA SERIES TRUST
                                (Class 3 Shares)

AMERICAN FUNDS GROWTH SAST PORTFOLIO
AMERICAN FUNDS GLOBAL GROWTH SAST PORTFOLIO
AMERICAN FUNDS GROWTH-INCOME SAST PORTFOLIO
AMERICAN FUNDS ASSET ALLOCATION SAST PORTFOLIO


      SunAmerica Series Trust (the "Trust"), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 35 portfolios. This Statement of Additional Information ("SAI") relates to the four portfolios of the Trust listed above (each, a "Portfolio" and collectively, the "Portfolios").


      Each Portfolio described in this SAI operates as a "feeder fund," which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the "master fund," which invests directly in individual securities. Each such master fund (each, a "Master Fund" and, collectively, the "Master Funds") is a series of American Funds Insurance Series(R) (the "Series"). Therefore, each Portfolio has the same investment goal and limitations as the corresponding Master Fund in which it invests and the same gross investment returns. The differences in investment goals and policies among each of the four Master Funds can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. Each Portfolio's corresponding Master Fund is listed below:


PORTFOLIO                                                                       MASTER FUND
-----------------------------------------------------------------------------   ---------------------------------------
American Funds Growth SAST Portfolio ("Growth Portfolio")                       American Funds(R) Growth Fund
American Funds Global Growth SAST Portfolio ("Global Growth Portfolio")         American Funds(R) Global Growth Fund
American Funds Growth-Income SAST Portfolio ("Growth-Income Portfolio")         American Funds(R) Growth-Income Fund
American Funds Asset Allocation SAST Portfolio ("Asset Allocation Portfolio")   American Funds(R) Asset Allocation Fund


      As feeder funds, the Portfolios do not pay their investment adviser for portfolio management services because each Portfolio's assets are invested in its respective Master Fund, which is managed by Capital Research and Management Company ("Capital Research"), the Master Funds' investment adviser. Under the master-feeder structure, however, each Portfolio may withdraw its entire investment from its corresponding Master Fund if the Trust's Board of Trustees (the "Board") determines that it is in the best interests of the Portfolio and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action might be taken, including: (1) investing all of the assets of the Portfolio in another pooled investment entity (i.e., another master fund); (2) approving AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), the Portfolios' investment manager, to manage the Portfolio either directly or with a subadviser under the Trust's investment advisory and management agreement with AIG SAAMCo; or (3) taking any other appropriate action.

      This SAI is not a prospectus but it is incorporated by reference into the Prospectus for the Portfolios (the "Prospectus"). It contains information in addition to, and more detailed than, that set forth in the Prospectus and should be read in conjunction with such Prospectus. As shareholders of feeder funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds' Prospectus that was provided to you along with your Prospectus, as well as the Master Funds' SAI that is provided to you along with this SAI.


      The Trust's audited financial statements with respect to the fiscal year ended December 31, 2006 are incorporated into this SAI by reference to its 2006 annual report to shareholders.



      Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus and/or annual report may be obtained by calling toll free at (800) 445-7862, or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

                                TABLE OF CONTENTS


                                                                                Page
GENERAL INFORMATION AND HISTORY...............................................     1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES.......     1
DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES..................     2
INVESTMENT RESTRICTIONS.......................................................    29
INSURANCE LAW RESTRICTIONS....................................................    32
MAJOR SHAREHOLDERS............................................................    33
TRUSTEES AND OFFICERS OF THE TRUST............................................    33
INVESTMENT ADVISORY AND RELATED AGREEMENTS....................................    43
PORTFOLIO MANAGERS............................................................    48
PERSONAL SECURITIES TRADING...................................................    51
DISTRIBUTION AGREEMENT........................................................    51
RULE 12B-1 PLANS..............................................................    52
DIVIDENDS, DISTRIBUTIONS and FEDERAL TAXES....................................    53
PORTFOLIO TURNOVER............................................................    58
SHARES OF THE TRUST...........................................................    58
PRICE OF SHARES...............................................................    59
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................    61
FINANCIAL STATEMENTS..........................................................    64
GENERAL INFORMATION...........................................................    66
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................    69
PROXY VOTING POLICIES AND PROCEDURES..........................................    71
SHAREHOLDER AND TRUSTEE RESPONSIBILITY........................................    71
REGISTRATION STATEMENT........................................................    73
APPENDIX A - DEBT RATINGS.....................................................   A-1

                         GENERAL INFORMATION AND HISTORY

      PORTFOLIOS


      The Trust is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust, dated September 9, 1992, as amended on September 16, 1992 and on September 29, 1992. The Trust currently offers shares in 35 separate portfolios, each with its own investment goal.


      MASTER FUNDS

      The Series is an open-end investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 13, 1983. The Master Funds are four of 14 funds currently offered by the Series, each with its own investment objective.

      Each of the Portfolios and Master Funds is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      PORTFOLIOS

      Under the master-feeder structure, each Portfolio invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund's investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund's net assets unless otherwise noted. This summary is not intended to reflect all of a Master Fund's investment limitations.

      MASTER FUNDS

      MASTER GROWTH FUND

      GENERAL

      - The Master Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

      NON-U.S. SECURITIES

      - The Master Fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and Canada.

      DEBT SECURITIES

      - The Master Fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba or below by Moody's Investor Services ("Moody's") and BB or below by Standard & Poor's Rating Group ("S&P"), or in unrated securities that are determined to be of equivalent quality.

      MASTER GLOBAL GROWTH FUND

      GENERAL

      - The Master Fund invests primarily in common stocks of companies located around the world.

      DEBT SECURITIES

      - The Master Fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa or below by Moody's and BBB or below by S&P, or in unrated securities that are determined to be of equivalent quality.

      MASTER GROWTH-INCOME FUND

      GENERAL

      - The Master Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

      NON-U.S. SECURITIES

      - The Master Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not in the S&P 500.

      DEBT SECURITIES

      - This Master Fund may invest up to 5% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba or below by Moody's and BB or below by S&P, or in unrated securities that are determined to be of equivalent quality.

      MASTER ASSET ALLOCATION FUND

      GENERAL

      - The Master Fund will generally invest 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

      DEBT SECURITIES

      - Up to 25% of this Master Fund's debt assets may be invested in straight debt securities (i.e., not convertible into equity) rated Ba and BB or below by Moody's or S&P, or in unrated securities that are determined to be of equivalent quality.

      NON-U.S. SECURITIES

      - The Master Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not in the S&P 500.

      - The Master Fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

      The investment goal and principal investment strategy for each of the Master Funds, along with certain types of investments the Master Funds make under normal market conditions and for efficient portfolio management, are described under "Investment Goal and Principal Strategies" for each Portfolio and "Portfolio Details - Additional Information about Investments, Investment Techniques and Risks" in the Prospectus. The following information supplements the information contained in the Prospectus and also provides information concerning investments the Master Funds may make on a periodic basis, which includes infrequent investments, or investments in which the Master Funds reserve the right to invest. Unless otherwise indicated, investment restrictions, including percentage limitations, are based on the net assets of each Master Funds and apply at the time of purchase. We will notify shareholders at least 60 days prior to any change to a Master Fund's investment goal or 80% investment policy, if applicable. "Net assets" will take into account borrowing for investment purposes.

      Since each Portfolio does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Portfolio is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note, however, that in the event that the Board determines that it is in the best interests of a Portfolio to withdraw its entire investment in a Master Fund and instead allow an investment adviser to direct the investment/reinvestment of the Portfolio's assets directly in securities, then the Portfolio would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The following supplements the discussion in the Prospectus regarding investment strategies, policies and risks.

      ADRs, GDRs, AND EDRs. The Master Funds may invest in ADRs, GDRs and EDRs. Foreign securities include, among other things, American Depositary Receipts ("ADRs") and other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and others (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. A Master Fund may invest in sponsored and unsponsored Depositary Receipts. For purposes of a Master Fund's investment policies, the Master Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

      ASSET-BACKED SECURITIES. The Master Asset Allocation Fund may purchase asset-backed securities. Each of the Portfolios may invest in asset-backed securities if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Master Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      BORROWING. All of the Master Funds are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Master Fund to borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. In seeking to enhance performance, a Master Fund may borrow for investment purposes and may pledge assets to secure such borrowings. In the event that asset coverage for a Master Fund's borrowings falls below 300%, the Master Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.

      To the extent a Master Fund borrows for investment purposes, borrowing creates leverage, which is a speculative characteristic. Although a Master Fund is authorized to borrow, it will do so only when the investment adviser believes that borrowing will benefit the Master Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by a Master Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging results from borrowing and will magnify declines as well as increases in a Master Fund's net asset value per share and net yield. The Master Funds expect that all of their borrowing will be made on a secured basis. The Master Funds will segregate cash or other liquid assets securing the borrowing for the benefit of the lenders. If assets used to secure a borrowing decrease in value, a Master Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.

      BRADY BONDS. Foreign securities include, among other things, Brady Bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

      COLLATERALIZED BOND OBLIGATIONS ("CBOs"). Certain of the Portfolios may invest in CBOs if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. CBOs are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. Interest payments to lower CBO tranches can also be deferred in situations where the CBO pool is in default. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool. CBOs may be deemed to be "illiquid" and subject to a Portfolio's overall limitations on investments in illiquid securities.

      CURRENCY BASKET. A currency basket consists of specified amounts of currencies of certain foreign countries.

      CURRENCY VOLATILITY. The value of a Master Fund's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Master Fund's non-U.S. dollar denominated securities.

      CURRENCY TRANSACTIONS. The Master Global Growth Fund, Master Growth Fund, and Master Asset Allocation Fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. The Master Growth-Income Fund does not currently intend to engage in any such transactions other than purchasing and selling currencies and foreign exchange contracts, which will be used to facilitate settlement of trades. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the Master Funds will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain, which might result from an increase in the value of the currency. The Master Funds will not generally attempt to protect against all potential changes in exchange rates. The Master Funds will segregate liquid assets, which will be marked to market daily to meet their forward contract commitments to the extent required by the Securities and Exchange Commission (the "SEC").

      Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may limit the extent to which the funds may enter into forward contracts. Such transactions may also affect, for U.S. federal tax purposes, the character and timing of income, gain or loss recognized by the Master Funds.

      DERIVATIVES. The Master Funds may invest in certain derivative instruments, such as forward currency contracts; however, if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser, the Portfolios may invest in a greater universe of derivative instruments. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" ("OTC") markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in a Master Fund, the Master Fund will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Master Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

      Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Master Fund would not be subject absent the use of these strategies. If Capital Research's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Master Fund may leave the Master Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Master Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets.

Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      If a Master Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the investment adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Master Fund will realize a loss that is not offset by a reduction in the price of the debt securities purchased.

      EMERGING MARKETS. The Master Funds may invest in emerging markets. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

      Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Master Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Master Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Master Fund's securities. In addition, some emerging market countries may have fixed or managed currencies, which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

      A further risk is that the existence of national policies may restrict a Master Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.


      EQUITY SECURITIES. The Master Funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected by depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices. There may be little trading in the secondary market for particular equity securities, which may adversely affect the funds' ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities. The growth-oriented, equity-type securities generally purchased by certain of the funds may involve large price swings and potential for loss.


      EXCHANGE TRADED FUNDS ("ETFs"). The Portfolios may invest in ETFs if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the

U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost.

      FIXED INCOME SECURITIES. The Master Funds may invest in fixed income securities. Fixed income securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of fixed income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed income securities decline when interest rates rise and increase when interest rates fall.

      Lower rated fixed income securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated fixed income securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated fixed income securities.

      Certain additional risk factors relating to fixed income securities are discussed below:


      Sensitivity to Interest Rate and Economic Changes. Fixed income securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain fixed income securities. Credit ratings for fixed income securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. See Appendix A for more information about credit ratings. Payment Expectations. Fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the funds may incur losses or expenses in seeking recovery of amounts owed to them.


      Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may affect adversely the funds' ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of fixed income securities.

      Capital Research attempts to reduce the risks described above through diversification of the Master Funds' portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


      FLOATING RATE OBLIGATIONS. Certain of the Master Funds may invest in floating rate obligations if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. These securities have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Adviser considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.

      FOREIGN SECURITIES. The Master Funds may invest in foreign securities. A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

      The Master Funds may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

      Investments in the securities of foreign issuers often involve currencies of foreign countries and may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Master Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. A Master Fund also may be subject to currency exposure independent of its securities positions.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Master Fund's total assets, adjusted to reflect the Master Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Master Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Master Fund's net currency positions may expose it to risks independent of its securities positions. In addition, if the payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Master Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

      FORWARD COMMITMENTS. The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

      The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Master Fund's portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The

      Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

      The Master Asset Allocation Fund may also enter into "roll" transactions, which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Master Asset Allocation Fund assumes the risk of price and yield fluctuations during the time of the commitment. The Master Asset Allocation Fund will segregate liquid assets, which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

      HIGH-YIELD OR HIGH-RISK BONDS ("JUNK BONDS"). The Master Asset Allocation Fund may purchase junk bonds and other lower rated fixed income securities. Certain of the Portfolios may invest in junk bonds if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. These investments present certain risks, including:

      Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the Master Asset Allocation Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Master Asset Allocation Fund's net asset value.

      Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Master Asset Allocation Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Master Asset Allocation Fund's assets. If the Master Asset Allocation Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Asset Allocation Fund's rate of return.

      Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Master Asset Allocation Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If the Master Asset Allocation Fund experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investments, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Master Asset Allocation Fund's rate of return.

      Capital Research attempts to reduce these risks through diversification of the Master Asset Allocation Fund and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by the Master Asset Allocation Fund is downgraded, the investment adviser will evaluate the security and determine whether to retain or dispose of it.

      HYBRID INSTRUMENTS. The Portfolios may invest in hybrid investments if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. Hybrid instruments, including indexed, structured securities and ETFs, combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

      The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

      Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading

Commission (the "CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in hybrid instruments to 10% of its total assets.

      Hybrid instruments include structured investments, which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

      A credit linked note ("CLN") is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an "Event of Default") with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a "Restructuring Event") or (ii) the value of the Reference Bond, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical deliver of the Reference Bond in the event of an Event of Default or a Restructuring Event.

      ILLIQUID AND RESTRICTED SECURITIES. The Master Funds may invest in certain illiquid and restricted securities. A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for re-sales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Master Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Master Funds' board of trustees (the "Master Funds Board"), the Master Fund's investment adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund's level of illiquidity may increase.

      A Master Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Master Fund. The assets used as cover for OTC options written by a Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Capital Research will monitor the liquidity of restricted securities in the Master Fund. In reaching liquidity decisions, the following factors are considered: (a) the unregistered nature of the security; (b) the frequency of trades and quotes for the security; (c) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (d) dealer undertakings to make a market in the security and (e) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Section 4(2) Paper. The Master Funds may invest in Section 4(2) paper.
Section 4(2) paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Board has delegated to AIG SAAMCo (and AIG SAAMCo, in turn, may delegate to a sub-adviser) the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require AIG SAAMCo to take into account the factors described below and require AIG SAAMCo to perform monitoring and reporting functions. AIG SAAMCo will take into account: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      INFLATION-INDEXED BONDS. The Master Asset Allocation Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. Certain of the Portfolios may invest in inflation-indexed bonds if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. If interest rates rise for reasons other than inflation, investors in these securities may not be protected to the extent the increase is not reflected in the bond's inflation measure.


      Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

      Interfund Borrowing and Lending Program. Certain of the Portfolios may participate in an interfund borrowing and lending program if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser, however, the Master Funds currently do not participate in such a program. The Trust has received exemptive relief from the SEC, which permits a Portfolio to participate in an interfund lending program among investment companies advised by AIG SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

      INVERSE FLOATERS. Certain of the Portfolios may invest in inverse floaters if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.


      INVESTING IN PRIVATE COMPANIES. The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company's public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling their company shares for a period of time following the public offering.



      Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and consequently, there is no guarantee that positive results can be achieved in the future.

      LOAN PARTICIPATIONS AND ASSIGNMENTS. The Portfolios may invest in loan participations and assignments if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. Loan participations and assignments include investments in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolios may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolios will acquire Participations only if the Lender interpositioned between the Portfolios and the borrower are determined by AIG SAAMCo to be creditworthy. When the Portfolios purchase Assignments from Lenders they will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolios as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolios' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolios to assign a value to these securities for purposes of valuing the Portfolios and calculating its net asset value.

      The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.

      MORTGAGE-BACKED SECURITIES. The Master Asset Allocation Fund may purchase mortgage-backed securities. Each Portfolio may invest in mortgage-backed securities if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Mortgage-backed securities include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Master Asset Allocation Fund to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Master Asset Allocation Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Master Asset Allocation Fund. Monthly interest payments received by the Master Asset Allocation Fund have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Master Asset Allocation Fund may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

      GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Master Asset Allocation Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmer's Home Association ("FMHA"), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Master Asset Allocation Fund has purchased the certificates at a premium in the secondary market.

      FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

      FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Other types of mortgage-backed securities include:

      Conventional Mortgage Pass-Through Securities represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or Real Estate Mortgage Investment Conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

      The mortgage pools underlying Conventional Mortgage Pass-Through Securities consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Through Securities (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

      Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

      Collateralized Mortgage Obligations ("CMOs") are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

      Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (""PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.

      Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

      Stripped Mortgage-Backed Securities ("SMBS") are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Master Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Master Fund's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Master Fund's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Master Fund's limitation on investments in illiquid securities.

      MUNICIPAL BONDS. The Master Asset Allocation Fund may invest in municipal bonds. Certain of the Portfolios may invest in municipal bonds if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not invest in such instruments. Fixed income securities include, among other things, municipal bonds, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include fixed income securities, which pay interest income that is subject to the alternative minimum tax.

      OPTIONS AND FUTURES. The Portfolios may invest in options and futures if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however; the Master Funds currently do not invest in such instruments. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, indices, foreign currencies, etc. at a specified future date and price. Options and futures are generally used for either hedging or income enhancement purposes.

      Options can be either purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio's total assets may be subject to calls. All call options written by a Portfolio must be "covered," which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

      A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be "covered," which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a

Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

      The following is more detailed information concerning Options, Futures and Options on Futures:

      Options on Securities. When a Portfolio writes (i.e., sells) a call option ("call") on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

      A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result, the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

      Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

      In addition to using options for the hedging purposes described above, a Portfolio may use options on currency to seek to increase total return. A Portfolio may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

      A Portfolio may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. A Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize either no gain or a loss on the purchase of the put option.

      Options on Securities Indices. Puts and calls on broadly based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Master Fund, a seller of a corresponding call on the same investment will pay Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      The use of options would subject the Portfolio to certain risks. Predictions of movements in the direction of the securities markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution may leave the Portfolio in a worse position than if the option had not been used. Other risks inherent in the use of options include contracts and movements in the prices of the securities included in the indices underlying the options.

      Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.

      Reset Options are options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date for, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is pad at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
      (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

      Futures. Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures") are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "futures broker"). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

      Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Master Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio's current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.

      The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio's losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

      OTHER INVESTMENT COMPANIES. Certain of the Portfolios may invest in the securities of other investment companies if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. The Portfolios may invest in securities of other investment companies (including ETFs, such as SPDRs and iSharessm, as defined below) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Portfolio's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Exchange-traded funds such as SPDRs and iSharessm are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ National Market System.

     iShares(sm) are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices or various countries and regions. iShares(sm)) are listed on the American Stock Exchange (the "AMEX") and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the Net Asset Value ("NAV") of their underlying indices and supply and demand of iShares(sm) on the AMEX. To date, iShares(sm) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(sm) have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(sm) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(sm) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(sm) should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares(sm) as part of its investment strategy.

      SPDRs. Standard & Poor's Depositary Receipts ("SPDRs") are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.


      REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Master Funds may invest in REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio's portfolio. By investing in REITs indirectly through the Master Fund, a shareholder will bear not only his proportionate share of the expense of the Master Fund, but also, indirectly, similar expenses of the REITs, including compensation of management.


      REVERSE REPURCHASE AGREEMENTS. The Portfolios may invest in reverse repurchase agreements if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not invest in such instruments. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by AIG SAAMCo to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings.

      ROLL TRANSACTIONS. The Master Asset Allocation Fund may enter into roll transactions. Each Portfolio may enter into roll transactions if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not enter into roll transactions. Roll transactions involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Master Asset Allocation Fund foregoes principal and interest paid on the roll securities. The Master Asset Allocation Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Master Asset Allocation Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Master Asset Allocation Fund will enter only into covered rolls. Because roll transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Master Asset Allocation Fund sells the security becomes insolvent, the Master Asset Allocation Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Master Asset Allocation Fund is required to repurchase may be worth less than an instrument that the Master Asset Allocation Fund originally held. Successful use of roll transactions will depend upon the ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

      SECURITIES LENDING. The Master Asset Allocation Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, equal to at least 100% of the value of the portfolio securities loaned plus accrued interest. By lending its portfolio securities, the Master Asset Allocation Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Asset Allocation Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Asset Allocation Fund to be the equivalent of cash. From time to time, the Master Asset Allocation Fund may return to the borrower or a third party, which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The Master Asset Allocation Fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. The Master Asset Allocation Fund does not currently intend to engage in this investment practice over the next 12 months. Each Portfolio may lend its portfolio securities if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Growth Fund, the Master Global Growth Fund and the Master Growth-Income Fund currently do not lend their portfolio securities.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Asset Allocation Fund must receive from the borrower at least 100% cash collateral of the type discussed in the preceding paragraph; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Asset Allocation Fund must be able to terminate the loan at any time; (4) the Master Asset Allocation Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Asset Allocation Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Master Asset Allocation Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Master Asset Allocation Fund's ability to recover the loaned securities or dispose of the collateral for the loan.


      SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS. The Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for Master Fund investment limit purposes.


      Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

      SHORT SALES. Certain of the Portfolios may engage in short selling if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the Master Funds currently do not engage in short selling. Short Sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an "appreciated financial position" (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
(ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

      SHORT-TERM INVESTMENTS. The Master Funds may invest in short-term investments. These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less. Common short-term investments include, but are not limited to:

      Money Market Securities. Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

      Commercial Bank Obligations are certificates of deposit ("CDs") (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks.

      Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC.

      Commercial Paper are short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

      Corporate Bonds and Notes. A Master Fund may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period.

      U.S. Government Securities are debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC, and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.

      Repurchase Agreements. A Master Fund will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research, subject to the guidance of the Master Funds Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Master Fund's money is invested in the security. Whenever a Master Fund enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Master Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Master Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Master Fund may be delayed or limited. The Trustees have established guidelines to be used by the investment adviser in connection with transactions in repurchase agreements and will regularly monitor each Master Fund's use of repurchase agreements. A Master Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its total assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.

      SMALLER CAPITALIZATION STOCKS. The Master Funds may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). Capital Research believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the funds' non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

      STANDBY COMMITMENTS. The Portfolios may invest in standby commitments if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser; however, the

Master Funds currently do not invest in such instruments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. AIG SAAMCo may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including: the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

      SWAPS. Interest-Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Options On Swaps and Interest-Rate Caps, Floors and Collars. Certain of the Portfolios may invest in swaps if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser, however; the Master Funds currently do not invest in such instruments. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. Since interest-rate swaps are individually negotiated, the Portfolio expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

      Credit Swaps. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

      The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, each Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

      Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, or is determined to be of equivalent quality by the investment adviser.

      Equity Swaps. Equity swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

      A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio's risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio's obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio's potential exposure, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

      Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. A Portfolio intends to utilize inflation swap agreements where there are no exchanges of cash payments until the maturity of the swap. These are sometimes called zero coupon inflation swaps.

      Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. The Portfolio will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Portfolio from swap transactions, such as inflation swap agreements and other types of swap discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

      Mortgage Swaps. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

      Total Return Swaps. Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

      U.S. GOVERNMENT SECURITIES. The Master Funds may purchase U.S. government securities. U.S. Government Securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

      WARRANTS AND RIGHTS. The Master Funds may invest in warrants and rights. Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Although the Portfolios may not invest directly in warrants, such Portfolios may invest in securities that are acquired as part of a unit consisting of a combination of fixed income and equity securities or securities to which warrants are attached. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

CASH POSITION

      The Master Funds may also hold cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of shares. For temporary defensive purposes, a Master Fund may hold all, or a significant portion, of its assets in such securities. A larger amount of such holdings could negatively affect a fund's investment results in a period of rising market prices; conversely, it could reduce a fund's magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

                             INVESTMENT RESTRICTIONS

      PORTFOLIOS

      Each of the Portfolios has adopted the following investment restrictions that are fundamental policies; however, as long as the Portfolios remain invested in the Master Funds, the Portfolios are subject to the Master Funds' investment restrictions, even if the Master Funds' restrictions are more restrictive. If AIG SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, the Portfolios would no longer be subject to the Master Funds' investment restrictions and would be subject solely to the following investment restrictions. These fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the respective Portfolio. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. These Portfolios may not:

      1. Invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

      2. As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer.

      3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

      4. Invest in real estate (including in the case of all Portfolios, limited partnership interests, but excluding in the case of all Portfolios, securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

      5. Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

      6. Borrow money, except to the extent permitted by applicable law or regulatory approval.

      7. Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

      8.    Make loans to others except for (a) the purchase of debt securities;
            (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

In addition to the foregoing, each of the Portfolios has adopted the following non-fundamental policies (which may be changed by the Trustees without shareholder approval). Under these restrictions, the Portfolios may not:

      a. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's total assets would be so invested.

      b. Invest in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time.

      c. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts.

      d. Invest in companies for the purpose of exercising control or management.

      e. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities.

      f. Sell securities short except to the extent permitted by applicable law.

      g. Invest in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time.

      h. Issue any senior securities except as permitted by the 1940 Act, as set forth in investment restriction number 6 above and except to the extent that issuing options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

      Note, however, that the investment limitations (fundamental and non-fundamental) described above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Funds.

      The investment goals of each of the Portfolios are not fundamental and may be changed by the Board without shareholder approval. In particular, investment of each Portfolio's assets in its corresponding Master Fund is not a fundamental policy of any Portfolio and a shareholder vote is not required to withdraw a Portfolio's entire investment from its corresponding Master Fund.

      MASTER FUNDS

      Each Portfolio invests all or substantially all of its assets in a corresponding Master Fund. The following are fundamental investment restrictions for each of the Master Funds, which cannot be changed without the vote of the majority of the outstanding shares of the Master Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less. Whenever a Portfolio is requested to vote on a change in the investment restrictions of its Master Fund, the Trust will hold a meeting of Portfolio shareholders and will cast its votes as instructed by the shareholders. Portfolio shareholders who do not vote will not affect the Trust's vote at the Master Fund meeting.

      All percentage limitations are considered at the time securities are purchased and are based on a Master Fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Master Fund.

      Each of the Master Funds may not:

      1. Invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund's total assets.

      2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

      3. Invest more than 25% of the fund's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

      4. Invest in real estate (including limited partnership interests, but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

      5. Purchase commodities or commodity contracts; except that Master Asset Allocation Fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

      6. Invest in companies for the purpose of exercising control or management.

      7.    Make loans to others except for (a) the purchase of debt securities;
            (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

      8. Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund's total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

      9.    Purchase securities on margin.

      10. Sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

      11. Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in investment restriction number 5.

      12. Invest in securities of other investment companies, except as permitted by the 1940 Act.

      13. Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

      Notwithstanding investment restriction number 12, if deemed advisable by its officers, compensation paid by the Master Fund to its Trustees may be invested in securities of these or other investment companies under a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the SEC to the Master Funds.

      Notwithstanding investment restriction number 13, the Master Funds may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the Master Fund an underwriter as that term is defined under the Securities Act.

      The following are the NON-FUNDAMENTAL operating policies of each of the Master Funds, which MAY BE CHANGED by the Master Funds Board WITHOUT SHAREHOLDER APPROVAL.

      Each Master Fund may not:

      1.    Invest more than 15% of its net assets in illiquid securities.

      2.    Issue senior securities, except as permitted by the 1940 Act.

                           INSURANCE LAW RESTRICTIONS

      PORTFOLIOS

      In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, AIG SAAMCo or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which AIG SAAMCo may agree to use its best efforts to assure and permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Portfolio failed to comply with such restrictions or limitations, the separate accounts would take appropriate action, which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                               MAJOR SHAREHOLDERS

      As of the date of this Prospectus, certain life insurance companies affiliated with the Trust (the "Affiliated Life Insurance Companies") were the record and beneficial owner of all of the outstanding shares of beneficial interest of each of the Portfolios and thus were deemed in "control" of each Portfolio, as applicable, as "control" is defined in the 1940 Act. These shares were issued in respect of the Affiliated Life Insurance Companies' contribution of each Portfolio's initial capital. The Affiliated Life Insurance Companies have undertaken that these shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act, or an applicable exemption from the registration requirements of the Securities Act.

                       TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

      PORTFOLIOS

      The Trustees and executive officers of the Trust, their ages and principal occupations for the past five years are set below. Unless otherwise noted, the address of each executive officer and trustee is 1 AIG SunAmerica Center, Los Angeles, California 90067-6022.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE PORTFOLIOS


                                                                                            NUMBER OF
                                        TERM OF                                             PORTFOLIOS
                                      OFFICE WITH                                            IN FUND
                                        TRUST -                                              COMPLEX
                         POSITION(s)   LENGTH OF                                             OVERSEEN
    NAME, ADDRESS,        HELD WITH       TIME              PRINCIPAL OCCUPATION(s)             BY         OTHER DIRECTORSHIPS
  AND DATE OF BIRTH        TRUST       SERVED(3)            DURING PAST FIVE YEARS          TRUSTEE(1)      HELD BY TRUSTEE(2)
-----------------------  ----------- --------------  -------------------------------------  ----------  ----------------------------
Garrett F. Bouton          Trustee     March 2007    Retired (2003-Present); Managing            59     Director, The LECG Company
DOB:  October 19, 1944                               Director and CEO, Barclays Global                  (since November 2006).
                                                     Investors (1996-2003).

Carl D. Covitz             Trustee        Since      Owner and President, Landmark               59     Director, Arden Realty, Inc.
DOB: March 31, 1939                   February 2001  Capital, Inc. (since 1973).                        (since 1995).

Jane Jelenko               Trustee        Since      Retired; Senior Advisor (2003-2005)         59     Director, Countrywide Bank
DOB:  August 19, 1948                September 2006  and Management Consultant (1977-2003)              (since 2003).
                                                     Bearingpoint, Inc. (formerly KPMG,
                                                     LLP)

Gilbert T. Ray             Trustee        Since      Retired Partner, O'Melveny & Myers          59     Director, Advance Auto
DOB: September 18, 1944               February 2001  LLP (since 2000); and Attorney                     Parts, Inc. (retail-auto
                                                     thereof (1972 to 2000).                            & home supply stores) (since
                                                                                                        2002); Director,

                                                                                                        Watts, Wyatt & Company
                                                                                                        (services-management
                                                                                                        consulting services) (since
                                                                                                        2000); Director, IHOP Corp.
                                                                                                        (since 2004); Director,
                                                                                                        Diamond Rock Hospitality
                                                                                                        (since 2005).

Allan L. Sher              Trustee      Since        Retired Brokerage Executive (since          59     Director, Bowl America
DOB: October 19, 1931                January 1997    1992).                                             Incorporated (since 1997).

Bruce G. Willison        Trustee and     Since       Dean, Anderson School at UCLA               59     Director, Indy Mac Bancorp
DOB: October 16, 1948    Independent February 2001   (1999-2005); Dean Emeritus and                     (since 2005); Director,
                           Chairman                  Professor of Management (since 2006).              Move, Inc. (real estate
                                                                                                        agents & managers) (since
                                                                                                        2003); Director, Healthnet
                                                                                                        International, Inc.
                                                                                                        (business services)
                                                                                                        (since 2000).


        TRUSTEE WHO IS AN INTERESTED PERSON (AS DEFINED IN THE 1940 ACT)


                                                                                               NUMBER
                                                                                                 OF
                                           TERM OF                                           PORTFOLIOS
                                          OFFICE -                                             IN FUND
                             POSITION(s)    LENGTH                                             COMPLEX
       NAME, ADDRESS,         HELD WITH    OF TIME            PRINCIPAL OCCUPATION(s)         OVERSEEN     OTHER DIRECTORSHIPS
    AND DATE OF BIRTH           TRUST     SERVED (4)          DURING PAST FIVE YEARS        BY TRUSTEE(1)   HELD BY TRUSTEE(3)
---------------------------  -----------  ----------  ------------------------------------  -------------  -------------------
Jana W. Greer(2)               Trustee       Since    President, AIG SunAmerica Retirement       59               None
DOB: December 30, 1951                     February   Markets, Inc. (since 1996). Senior
                                             2001     Vice President and Director, AIG
                                                      SunAmerica (since 1991).
                                                      President, AIG SunAmerica Life
                                                      (since 2002). Executive Vice
                                                      President, First SunAmerica Life
                                                      Assurance Company (since 2006).

                             OFFICERS OF THE TRUST

Donna M. Handel               Treasurer     Since     Senior Vice President, AIG SAAMCo          N/A              N/A
                                 and         May      (since December 2004); (Vice
AIG SAAMCo                    Principal     2002 -    President, AIG SAAMCo (1996 to
Harborside Financial Center   Financial    Present    December 2004); Assistant Treasurer
3200 Plaza 5                   Officer                (1999 to 2002).
Jersey City, NJ 07311

DOB: June 25, 1966

Vincent Marra                 President     Since     Senior Vice President, AIG SAAMCo          N/A              N/A
                                 and       December   (since February 2003); Chief
AIG SAAMCO                    Principal     2004 -    Administrative Officer, Chief
Harborside Financial Center   Executive    Present    Operating Officer and Chief
3200 Plaza 5                   Officer                Financial Officer, Carret & Co. LLC
Jersey City, NJ 07311                                 (June 2002 to February 2003); Chief
                                                      Operating Officer, Bowne Digital
DOB: May 28, 1950                                     Solutions (1999 to May 2002).

Nori L. Gabert                   Vice       Since     Vice President and Deputy General          N/A              N/A
                              President     March     Counsel, AIG SAAMCo (since 2001);
AIG SAAMCo                       and        2005 -    Associate General Counsel, American
2929 Allen Parkway            Secretary    Present    General Corporation (1997 to 2001).
Houston, TX 77019

DOB: August 15, 1953

Gregory  N. Bessler             Vice      September   Senior Vice President and General          N/A              N/A
                             President     2005 -     Counsel, AIG SAAMCo (June 2005 to
AIG SAAMCo                      and        Present    present); Vice President and
Harborside Financial Center  Assistant                Director of U.S. Asset Management
3200 Plaza 5                 Secretary                Compliance, Goldman Sachs Asset
Jersey City, NJ 07311                                 Management, L.P. (June 2004 to June
                                                      2005); Deputy General Counsel,
DOB: November 17, 1966                                Credit Suisse Asset Management, LLC
                                                      ("CSAM") (June 2002 to June 2004):
                                                      Counsel, CSAM (January 2000 to June
                                                      2002).

Cynthia A. Gibbons              Vice        2002-     Vice President, AIG SAAMCo and The            N/A         N/A
                             President     Present    Variable Annuity Life Insurance Co.
AIG SAAMCo                   and Chief                (August 2002-Present); Securities
2929 Allen Parkway           Compliance               Compliance Manager, American General
Houston, Texas 77019          Officer                 Investment Management (June 2000 -
                              ("CCO")                 August 2002).
DOB: December 6, 1969

Gregory R.  Kingston            Vice        2001 -    Vice President, AIG SAAMCo                    N/A         N/A
                             President     Present    (2001-Present); Formerly, Vice
AIG SAAMCo                      and                   President, American General
2919 Allen Parkway           Assistant                Investment Management, L.P.
Houston, Texas 77019         Treasurer                (1999-2001); Treasurer and Principal
                                                      Financial Officer, VALIC Company I
DOB: January 18, 1966                                 and VALIC Company II (2002-Present).

Matthew J. Hackenthal        Anti-Money     2006-     Senior Compliance Manager, AIG SAAMCo         N/A         N/A
                             Laundering    Present    (November 2006 to Present); Vice
AIG SAAMCo                   Compliance               President, CSAM (May 2001 to October
Harborside Financial Center   Officer                 2006; CCO, Credit Suisse Alternative
3200 Plaza 5                                          Funds (November 2005 to October
Jersey City, NJ 07311                                 2006; CCO, Credit Suisse Asset
                                                      Management Securities, Inc. (April
DOB: December 31, 1971                                2004 to August 2005).


----------

(1) Fund Complex includes the Trust (35 portfolios), AIG Series Trust (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund), VALIC Company I (32 funds), VALIC Company II (15 funds), and Seasons Series Trust (24 portfolios).


(2) Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of AIG SunAmerica Retirement Markets, Inc. and Senior Vice President of AIG SunAmerica, Inc., affiliates of AIG SAAMCo.

(3) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.

(4)   Trustees serve until their successors are duly elected and qualified.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES


      The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SAAMCo or its affiliates. For the Trust, an annual fee of $86,000, plus $2,500 for each regularly scheduled meeting attended and expenses, are paid to each Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board. Trustees will be compensated for participation telephonically at the regularly scheduled Board Committee Meetings, but only if such participation is the first such participation via telephone in the calendar year, otherwise, no attendance fee will be paid. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board or Board Committee Meetings, a participation fee of $2,500 will be paid. The Independent Chairman shall receive an additional retainer fee of $50,000. These expenses are allocated on the basis of the relative net assets of each Portfolio. All other Trustees receive no remuneration from the Trust.

BOARD OF TRUSTEE COMMITTEES

      The Board has three standing committees: Audit, Nomination and Governance, and Ethics.


      The Trust's Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Chair of the Audit Committee shall receive an additional retainer fee of $10,000. Members of the Audit Committee serve without compensation. For the fiscal year ended December 31, 2006, the Audit Committee held three meetings and consisted of Mr. Covitz, Ms. Jelenko, Mr. Ray, Mr. Sher and Mr. Willison.



      The Trust's Nomination and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nomination and Governance Committee does not normally consider candidates proposed by shareholders for election of Trustees. The Chair of the Nomination and Governance Committee shall not receive any additional compensation for serving in that capacity. Members of the Nomination and Governance Committee serve without compensation. For the fiscal year ended December 31, 2006, the Nomination and Governance Committee held three meetings and consisted of Mr. Covitz, Ms. Jelenko, Mr. Ray, Mr. Sher and Mr. Willison.



      The Trust's Ethics Committee is responsible for issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers, as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. For the fiscal year ended December 31, 2006, the Ethics Committee held one meeting and consisted of Mr. Covitz, Ms. Jelenko, Mr. Ray, Mr. Sher, Mr. Willison and Ms. Greer.



      As of December 31, 2006, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each Portfolio of the Trust.



      OWNERSHIP OF SHARES OF SUNAMERICA PORTFOLIOS AS OF DECEMBER 31, 2006


      The following table shows the dollar range of shares beneficially owned by each Trustee.


                                             AGGREGATE DOLLAR RANGE OF EQUITY
                    DOLLAR RANGE OF EQUITY   SECURITIES AND/OR SHARES IN ALL
                          SECURITIES         REGISTERED INVESTMENT COMPANIES
                     AND/OR SHARES IN THE    OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE           PORTFOLIOS              INVESTMENT COMPANIES*
-----------------   ----------------------   --------------------------------
Carl D. Covitz                0                          0
Jane Jelenko                  0                          0
Gilbert T. Ray                0                          0
Allan L. Sher                 0                          0
Bruce G. Willison             0                          0
Jana W. Greer                 0                          0


----------

* Includes the Trust (35 portfolios as of December 31, 2006) and Seasons Series Trust (24 portfolios).



      As of December 31, 2006, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in AIG SAAMCo or AIG SunAmerica Capital Services, Inc. (the "Distributor") or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

COMPENSATION OF TRUSTEES


      The following table sets forth information summarizing the compensation of each Trustee, who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates, for his/her services as Trustee for the fiscal year ended December 31, 2006.


      The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.


                                         PENSION OR
                                         RETIREMENT
                                          BENEFITS       TOTAL COMPENSATION
                        AGGREGATE     ACCRUED AS PART      FROM TRUST AND
                      COMPENSATION        OF TRUST        FUND COMPLEX PAID
  NAME OF TRUSTEE    FROM THE TRUST       EXPENSES           TO TRUSTEE*
-------------------  --------------   ---------------    ------------------
Carl D. Covitz          $      2            --                $ 98,500
Jane Jelenko**                --            --                  48,000
Monica C. Lozano***            2            --                  26,500
Gilbert T. Ray                 2            --                  98,500
Allan L. Sher                  3            --                 108,500
Bruce G. Willison              2            --                 148,500


----------

* Fund Complex includes the Trust (35 portfolios as of December 31, 2006), AIG Series Trust (5 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (10 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG SunAmerica Focused Alpha Growth Fund (1 fund), AIG SunAmerica Focused Alpha Large-Cap Fund (1 fund) VALIC Company I (32 funds), VALIC Company II (15 funds), and Seasons Series Trust (24 portfolios).



**    Ms. Jelenko was appointed Trustee effective September 7, 2006.


**    Ms. Lozano resigned as Trustee effective March 23, 2006.

      MASTER FUNDS

BOARD OF TRUSTEES AND OFFICERS

TRUSTEES WHO ARE NOT INTERESTED PERSONS (1) OF THE MASTER FUNDS


                                                                                     NUMBER OF
                                                                                     BOARDS IN
                                     YEAR FIRST                                        SERIES
                                     ELECTED A                                       COMPLEX(3)
                       POSITION(s)   TRUSTEE OF                                       ON WHICH        OTHER
                        HELD WITH       THE       PRINCIPAL OCCUPATION(s) DURING       TRUSTEE     DIRECTORSHIPS
   NAME AND AGE**        SERIES      SERIES(2)          PAST FIVE YEARS                 SERVES   HELD BY TRUSTEE(4)
---------------------  -----------   ----------  ----------------------------------  ----------  -------------------
Lee A. Ault III        Chairman of      1999     Chairman of the Board, In-Q-Tel,        2       Anworth Mortgage
Age:  70                the Board                Inc. (information technology);                  Asset Corp.; Office
                                                 former Chairman of the Board,                   Depot, Inc.
                                                 President and CEO, Telecredit,
                                                 Inc.

H. Frederick Christie    Trustee        1994     Private investor; former President     20       Ducommun
Age:  73                                         and CEO, The Mission Group                      Incorporated;
                                                 (non-utility holding company,                   IHOP Corporation;
                                                 subsidiary of Southern California               Southwest Water
                                                 Edison Company).                                Company

Joe E. Davis             Trustee        1991     Private investor; former Chairman        2      Anworth Mortgage
Age:  72                                         of the Board, Linear Corporation                Asset Corp.,
                                                 (linear motor design and                        Natural
                                                 production); former President and               Alternatives, Inc.
                                                 CEO, National Health
                                                 Enterprises, Inc.

Martin Fenton            Trustee        1995     Chairman of the Board, Senior           17      None
Age:  71                                         Resource Group LLC
                                                 (development and management of
                                                 senior living communities).

Leonard R. Fuller        Trustee        1999     President and CEO, Fuller               16      None
Age:  60                                         Consulting (financial management
                                                 consulting firm).

W. Scott Hedrick         Trustee        2007     Founding General Partner, Inter          2      Hot Topic, Inc.;
Age:  61                                         West Partners (a venture capital                Office Depot, Inc.
                                                 firm focused on information
                                                 technology and life sciences);
                                                 Lecturer, Stanford Graduate
                                                 School of Business

Mary Myers Kauppila      Trustee        1994     Private investor; Chairman of the        6      None
Age:  52                                         Board and CEO, Ladera
                                                 Management Company (venture
                                                 capital and agriculture); former
                                                 owner and President, Energy
                                                 Investment, Inc.

Kirk P. Pendleton        Trustee        1996     Chairman of the Board and CEO,           7      None
Age:  67                                         Cairnwood, Inc. (venture capital
                                                 investment).


  TRUSTEES WHO ARE INTERESTED PERSONS(5),(6) AND OFFICERS OF THE MASTER FUNDS


                                                                                     NUMBER OF
                                                                                     BOARDS IN
                                     YEAR FIRST                                        SERIES
                                     ELECTED A                                       COMPLEX(3)
                       POSITION(s)   TRUSTEE OF                                       ON WHICH        OTHER
                        HELD WITH       THE       PRINCIPAL OCCUPATION(s) DURING       TRUSTEE     DIRECTORSHIPS
   NAME AND AGE**        SERIES      SERIES(2)          PAST FIVE YEARS                 SERVES   HELD BY TRUSTEE(4)
---------------------  -----------   ----------  ----------------------------------  ----------  -------------------
James K. Dunton           Vice-         1993     Senior Vice President and               2       None
Age:  69               Chairman of               Director, Capital Research.
                        the Board

Donald D. O'Neal        President       1998     Senior Vice President, Capital          3       None
Age:  46               and Trustee               Research.

OTHER OFFICERS(6)


                                               YEAR FIRST        PRINCIPAL OCCUPATION(s) DURING PAST FIVE
                            POSITION(s)        ELECTED AN       YEARS AND POSITIONS HELD WITH AFFILIATED
  NAME AND AGE**          HELD WITH SERIES     OFFICER(2)        ENTITIES OR THE PRINCIPAL UNDERWRITER
---------------------   -------------------    ----------   -----------------------------------------------
Alan N. Berro               Senior Vice           1998      Vice President, Capital Research; Senior Vice
                             President                      President, Capital Research Company*
Age:  46

Michael J. Downer           Senior Vice           1991      Vice President and Secretary, Capital Research;
                             President                      Secretary and Director, American Distributors,
Age:  52                                                    Inc.*; Director, Capital Bank and Trust Company

Abner D. Goldstine          Senior Vice           1993      Senior Vice President and Director, Capital
                             President                      Research
Age:  77

John H. Smet                Senior Vice           1994      Senior Vice President, Capital Research;
                             President                      Director, American Funds Distributors, Inc.*
Age:  50

Claudia P. Huntington      Vice President         1994      Senior Vice President, Capital Research;
                                                            Director, The Capital Group Companies, Inc.*
Age:  54

Robert M. Lovelace         Vice President         1997      Senior Vice President, Capital Research;
                                                            Chairman of the Board, Capital Research
Age:  44                                                    Company*

Susan M. Tolson            Vice President         1999      Director, The Capital Group Companies, Inc.*
                                                            Senior Vice President, Capital Research
Age:  44                                                    Company*

Chad L. Norton               Secretary            1994      Vice President - Fund Business Management
                                                            Group, Capital Research
Age:  46

David A. Pritchett           Treasurer            1999      Vice President - Fund Business Management
                                                            Group, Capital Research
Age:  40

Steven I. Koszalka      Assistant Secretary       2003      Assistant Vice President - Fund Business
                                                            Management Group, Capital Research
Age:  42

Karl C. Grauman         Assistant Treasurer       2006      Vice President - Fund Business Management
                                                            Group, Capital Research
Age:  39

Sheryl F. Johnson       Assistant Treasurer       1997      Vice President - Fund Business Management
                                                            Group, Capital Research
Age:  38


----------
*     Company affiliated with Capital Research.

** The address for all Trustees and Officers of the Series is 333 South Hope Street, 55th Floor, Los Angeles California 90071, Attention: Fund Secretary.

(1) A "non-interested" Trustees refers to a Trustee who is not an "interested person" within the meaning of the 1940 Act.

(2) Trustees and officers of the Series serve until their resignation, removal or retirement.

(3) Capital Research manages the American Funds(R), consisting of 29 funds, and endowments, whose shareholders are limited to certain nonprofit organizations.

(4) This includes all directorships (other than those of the American Funds(R)) that are held by each Trustee as a director of a public company or a registered investment company.

(5) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the Series' investment adviser, Capital Research, or affiliated entities.

(6)   All of the Trustees and officers listed are officers and/or
      Directors/Trustees of one or more of the other funds for which Capital Research serves as investment adviser.


OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2006



                                                      AGGREGATE DOLLAR RANGE(1) OF SHARES
                                                       OWNED IN ALL FUNDS IN THE AMERICAN
                            DOLLAR RANGE(1) OF FUND     FUNDS(R) FAMILY OVERSEEN BY THE
     NAME OF TRUSTEE             SHARES OWNED(2)                     TRUSTEE
-------------------------   -----------------------   -----------------------------------
"NON-INTERESTED" TRUSTEES

Lee A. Ault III                       None                       None
H. Frederick Christie                 None                       Over $100,000
Joe E. Davis                          None                       None
Martin Fenton                         None                       Over $100,000
Leonard R. Fuller                     None                       $50,001-$100,000
W. Scott Hedrick                      None                       None
Mary Myers Kauppila                   None                       Over $100,000
Kirk P. Pendleton                     None                       Over $100,000

"INTERESTED" TRUSTEES(3)

James K. Dunton                       None                       Over $100,000
Donald D. O'Neal                      None                       Over $100,000


----------
(1) Ownership disclosure is made using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and Over $100,000. The amounts listed for "interested Trustees" include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

(2) All of the Series' outstanding shares are owned of record by the separate accounts of insurance companies that use the Series as the underlying investments for variable annuity and variable life insurance contracts.

(3) "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the Series' investment adviser, Capital Research, or affiliated entities.


      Trustee Compensation. No compensation is paid by the Series to any officer or Trustee who is a director, officer or employee of Capital Research or its affiliates. The boards of funds advised by Capital Research typically meet either individual or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a "board cluster"). The Series typically pay each independent trustee an annual fee, which ranges from $31,000 to $78,000, based primarily on the total number of board clusters on which that independent trustee serves.



      In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.



      Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

      The nominating committee of the Master Funds Board, a committee comprised exclusively of non-interested Trustees, reviews trustee compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Master Funds Board's oversight obligations, as well as comparative industry data.

      No pension or retirement benefits are accrued as part of Series expenses. Non-interested trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the non-interested trustees.


Trustee compensation paid during the fiscal year ended December 31, 2006 was as follows:



                                                                   TOTAL COMPENSATION
                                                                 (INCLUDING VOLUNTARILY
                                                               DEFERRED COMPENSATION(1))
                                 AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                            (INCLUDING VOLUNTARILY DEFERRED     CAPITAL RESEARCH OR ITS
      NAME                  COMPENSATION(1)) FROM THE SERIES         AFFILIATES(2)
------------------------    --------------------------------   -------------------------
Lee A. Ault III                        $115,500                       $115,500
H. Frederick Christie(3)                 72,489                        391,310
Joe E. Davis                            102,500                        102,500
Martin Fenton(3)                         75,621                        346,890
Leonard R. Fuller                        72,721                        227,810
Mary Myers Kauppila(3)                   65,100                        224,000
Kirk P. Pendleton(3)                     61,083                        234,000


----------
(1) Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds(R) as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

(2) Funds managed by Capital Research, including the American Funds(R) and endowments, whose shareholders are limited to certain nonprofit organizations.


(3) Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the 2006 fiscal year for participating trustees is as follows: H. Frederick Christie ($379,813), Martin Fenton ($200,692), Leonard R. Fuller ($5,528), Mary Myers Kauppila ($999,950) and Kirk P. Pendleton ($750,957). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the Trustees.


      Series Organization and the Master Funds Board of Trustees. The Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. All Series operations are supervised by the Master Funds Board, which meets periodically and performs duties required by applicable state and federal laws. Members of the Master Funds Board who are not employed by Capital Research or its affiliates are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

      Massachusetts common law provides that a Trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a Trustee in accordance with that fiduciary duty. Generally, a Trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

      The Series currently consists of separate funds, which have separate assets and liabilities, and invest in separate investment portfolios. The Master Funds Board may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

      Each Master Fund has three classes of shares - Class 1, Class 2 and Class
3. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the Master Funds Board and set forth in the Series' amended and restated rule 18f-3 Plan. Class 2 and Class 3 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2 and Class 3 shares. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

      The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Master Funds Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Master Funds Board could be removed by a majority vote.


      Committees of the Master Funds Board of Trustees. The Series has an Audit Committee comprised of H. Frederick Christie, Joe E. Davis, Martin Fenton and Leonard R. Fuller, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee provides oversight regarding the Series' accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series' principal service providers. The Committee acts as a liaison between the Series' independent registered public accounting firm and the full Master Funds Board. [Six] Audit Committee meetings were held during the 2006 fiscal year.



      The Series has a Contracts Committee comprised of Lee A. Ault III, H. Frederick Christie, Joe E. Davis, Martin Fenton, Leonard R. Fuller, Mary Myers Kauppila and Kirk P. Pendleton, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and their investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full Master Funds Board on these matters. [Two] Contracts Committee meetings were held during the 2006 fiscal year.



      The Series has a Nominating Committee comprised of Lee A. Ault III, Joe E. Davis, Martin Fenton and Mary Myers Kauppila, none of whom is an "interested person" of the Series within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Master Funds Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Master Funds Board. The Committee also evaluates, selects and nominates independent Trustee candidates to the full Master Funds Board. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Master Funds Board. Such suggestions must be sent in writing to the Nominating Committee of the Series, addressed to the Series' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. [Two] Nominating Committee meetings were held during the 2006 fiscal year.


                   INVESTMENT ADVISORY AND RELATED AGREEMENTS

INVESTMENT MANAGER TO THE PORTFOLIOS

      AIG SAAMCo, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311 is the investment manager for each of the Portfolios. AIG SAAMCo was organized in 1982 under the laws of the State of Delaware, except for portfolio management services.

      AIG SAAMCo will provide certain operational support services to each of the Portfolios under its investment advisory and management agreement with the Trust so long as the Portfolios are part of a master-feeder fund structure. Such services will include, but are not limited to: (i) providing general regulatory compliance monitoring services of the Master Fund, including compliance with all applicable federal, state or foreign law or regulation and with the Portfolios' investment objectives and policies; (ii) preparation of additional filings of financial statements (NCSRs) that result from the Portfolios having a separate fiscal year end from the other series of the Trust; (iii) preparation of an additional prospectus extract and separate SAI for the Portfolios that are filed with the annual update to the registration statement of the Trust; (iv) coordination with the Master Fund's officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the a) composition and filing of the Portfolios' registration statements, shareholder reports and other disclosure materials to the extent necessary; and b) preparation and maintenance of any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary for the Portfolios pursuant to the Sarbanes-Oxley Act of 2002; (v) building and maintenance of the appropriate infrastructure to ensure appropriate flow of information from Master Fund to Portfolio, such as daily NAV feed, and obtaining financial information, including financial highlights, of Master Funds; (vi) fulfilling requirements to provide Master Fund financial statements; (vii) oversight of daily trades into or from the unaffiliated Master Fund, settling all such transactions and performing trading and settlement reconciliations; (viii) facilitating the distribution of Master Fund shareholder materials including annual reports, prospectus, SAI, proxy solicitation and other materials to Portfolio shareholders; (ix) coordinating with the Master Funds' officers and service providers to incorporate Master Fund proxy information into Portfolio proxy solicitation materials; (x) establishing an echo voting mechanism and procedures for Master Fund proxies; (xi) coordinating with the Master Funds' officers and service providers to enable the Portfolios to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (xii) monitoring the level of expenses borne by shareholders of the Master Funds; (xiii) providing regular and special reports, information and other educational materials to the Trustees concerning any particular Portfolio-Master Fund structure or master-feeder fund structures in general; and
(xiv) providing such other services as are necessary or appropriate to the efficient operation of the Portfolios with respect to their investment in corresponding Master Funds.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

      Under the Trust's investment advisory and management agreement with AIG SAAMCo (the "AIG SAAMCo Advisory Agreement"), if a Portfolio ceases to operate as part of a master-feeder fund structure, AIG SAAMCo, upon the election of the Board, would provide the Portfolio with investment advisory services, including portfolio management, either directly or with a subadviser. For these services, AIG SAAMCo would be entitled to receive a fee of 0.85% of each Portfolio's (0.95% for Global Growth Portfolio's) average daily net assets, accrued daily and paid monthly. Currently, AIG SAAMCo is waiving 0.60% (0.70% for Global Growth Portfolio) of this advisory fee for each Portfolio because it is not providing portfolio management services to the Portfolios. AIG SAAMCo is also voluntarily waving fees and/or reimbursing expenses so that the total net expense ratio of each Portfolio does not exceed 0.70%. AIG SAAMCo may voluntarily reimburse additional amounts to increase return to a Portfolio's investors. AIG SAAMCo may terminate all such voluntarily waivers and or/reimbursements at any time. Voluntary waivers or reimbursements made by AIG SAAMCO with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing expense limitations. The material terms of the AIG SAAMCo Advisory Agreement that would take effect if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.

      The Trust, on behalf of each Portfolio, entered into the AIG SAAMCo Advisory Agreement to handle the management of the Trust and its day-to-day affairs. AIG SAAMCo is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

      The AIG SAAMCo Advisory Agreement provides that the AIG SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of AIG SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the AIG SAAMCo Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of AIG SAAMCo or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.


      The AIG SAAMCo Advisory Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the AIG SAAMCo Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The AIG SAAMCo Advisory Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the AIG SAAMCo Advisory Agreement. The AIG SAAMCo Advisory Agreement also provides for automatic termination upon assignment.


      Under the terms of the AIG SAAMCo Advisory Agreement, AIG SAAMCo is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


      The following table sets forth the total advisory fees received by AIG SAAMCo from each Portfolio pursuant to the AIG SAAMCo Advisory Agreement for the fiscal period September 1, 2006 - December 31, 2006.



PORTFOLIO                                    AMOUNT
---------                                    ------
Growth                                       $1,447
Global Growth                                 2,008
Growth-Income                                 1,422
Asset Allocation                                649



      For the period ended December 31, 2006 AIG SAAMCo agreed to waive advisory fees as follows:



PORTFOLIO                                    AMOUNT
---------                                    ------
Growth                                       $1,021
Global Growth                                 1,480
Growth-Income                                 1,004
Asset Allocation                                458



      AIG SAAMCo voluntarily agreed to reimburse expenses to keep annual operating expenses at or below the following percentages of each of the following Portfolios' average net assets:



PORTFOLIO                                  AMOUNT
---------                                  ------
Growth                                      0.70%
Global Growth                               0.70
Growth-Income                               0.70
Asset Allocation                            0.70



      AIG SAAMCo voluntarily reimbursed additional amounts to increase the investment return to a Portfolio's investors. AIG SAAMCo may terminate all such waivers and/or reimbursements at any time. Waivers or reimbursements made by AIG SAAMCo with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to AIG SAAMCo and maintain the foregoing expense limitations.



      For the period ended December 31, 2006, AIG SAAMCo reimbursed expenses as follows:



PORTFOLIO                                    AMOUNT
---------                                   -------
Growth                                      $46,629
Global Growth                                45,571
Growth-Income                                45,903
Asset Allocation                             45,475


      MASTER FUNDS

INVESTMENT ADVISER TO THE MASTER FUNDS

      The investment adviser to the Master Funds, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva, Hong Kong, Singapore, and Tokyo) with a staff of professionals, many of whom have significant investment experience. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser manages equity assets through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make decisions for the funds on a separate basis.


      The Investment Advisory and Service Agreements (the "Capital Research Agreements") between the Master Funds and Capital Research may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (a) the Master Funds Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Capital Research Agreements or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Capital Research Agreements provide that Capital Research has no liability to the Master Funds for its acts or omissions in the performance of its obligations to the Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Capital Research Agreements. The Capital Research Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days' written notice to the other party, and that the Capital Research Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act).


      As compensation for its services, Capital Research receives a monthly investment advisory fee, which is accrued daily, from each Master Fund, and indirectly from each Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates described below:

      For the Master Growth Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets in excess of $27.0 billion.

      For the Master Global Growth Fund, Capital Research receives: 0.69% of the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets in excess of $3.0 billion.

      For the Master Growth-Income Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets in excess of $27.0 billion.

      For the Master Asset Allocation Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.25% on net assets in excess of $8.0 billion.

      In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationery and forms prepared exclusively for the Master Funds.

      The Capital Research Agreements provide for an advisory fee reduction to the extent that the annual ordinary net operating expenses of each Master Fund exceed 1 1/2% of the first $30 million of the average month-end total net assets of the Master Fund and 1% of the average month-end total net assets in excess thereof. Expenses that are not subject to this limitation are interest, taxes and extraordinary items, such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


      For the period from September 1, 2004 through March 31, 2005, Capital Research agreed to waive 5% of the management fee that it was otherwise entitled to receive under the Capital Research Agreement. Beginning April 1, 2005, Capital Research agreed to waive 10% of the management fees that it is otherwise entitled to receive under the Capital Research Agreements and such waivers will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all Master Funds. For the periods ended December 31, 2004, 2005 and 2006 management fees were reduced by the following amounts as a result of this waiver:



      The Master Funds investment adviser's total fees for the fiscal years ended December 31, 2006, 2005 and 2004 were:



MASTER FUND                        2006          2005          2004
----------------------------   -----------   -----------   -----------
Master Growth Fund             $79,939,000   $62,832,000   $46,878,000
Master Global Growth Fund       19,040,000    13,520,000     9,639,000
Master Growth-Income Fund       64,732,000    54,602,000    43,883,000
Master Asset Allocation Fund    21,637,000    18,137,000    14,313,000

                                         WAIVER REDUCTION
                               ------------------------------------
                                  2006         2005         2004
                               ----------   ----------   ----------
Master Growth Fund             $7,994,000   $5,598,000   $  846,000
Master Global Growth Fund       1,904,000    1,201,000      179,000
Master Growth-Income Fund       6,473,000    4,833,000      788,000
Master Asset Allocation Fund    2,164,000    1,606,000      260,000


PORTFOLIO PARTICIPATION AGREEMENTS

      The Trust, the Affiliated Life Insurance Companies, the Series and Capital Research have entered into a master-feeder participation agreement (the "Master-Feeder Participation Agreement"). The Master-Feeder Participation Agreement provides that the Series will make Class 1 shares of its Master Funds available to the Portfolios and contains certain provisions concerning the purchases and redemptions of Class 1 shares by the Portfolios. The Trust and the Affiliated Life Insurance Companies have entered into a participation agreement that sets forth the terms pursuant to which the Trust has agreed to make shares of its Portfolios available to serve as underlying investments for the corresponding divisions of the separate accounts of the Affiliated Life Insurance Companies.

                               PORTFOLIO MANAGERS

      Because each Portfolio invests all or substantially all of its assets in a corresponding Master Fund, the information below summarizes the applicable Master Fund holdings of each portfolio manager to the Master Funds.


                                                                          DOLLAR RANGE OF
                                                                        INVESTMENTS IN EACH
NAME OF PORTFOLIO MANAGER            MASTER FUND NAME                      MASTER FUND(1)
-------------------------            ----------------------------       -------------------
Gordon Crawford                      Master Growth Fund                         None

Donnalisa Barnum                                                                None
Ronald B. Morrow                                                                None

Robert W. Lovelace                   Master Global Growth Fund            $10,001-$50,000
Nick J. Grace                                                                   None
Steven T. Watson                                                                None

James K. Dunton                      Master Growth-Income Fund                  None
J. Blair Frank                                                                  None
Claudia P. Huntington                                                           None
Donald D. O'Neal                                                                None
C. Ross Sappenfield                                                             None

Alan N. Berro                        Master Asset Allocation Fund               None
Susan M. Tolson                                                                 None
Michael T. Kerr                                                                 None
James R. Mulally                                                                None

----------
      (1) This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-l(a)(2) under the Securities Exchange Act of 1934), that has been allocated to sub-accounts that have purchased shares of the Master Funds. A portfolio manager is presumed to be the beneficial owner of sub-account securities that are held by his or her immediate family members that share the same household as the portfolio manager.

COMPENSATION OF INVESTMENT PROFESSIONALS

      Capital Research uses a system of multiple portfolio counselors in managing Master Fund assets. In addition, Capital Research's investment analysts may make investment decisions with respect to a portion of a Master Fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital Research.

      Portfolio counselors and investment analysts are paid competitive salaries by Capital Research. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research also separately compensates analysts for the quality of their research efforts. The benchmarks against which Master Funds' portfolio counselors are measured include:

      -     Master Global Growth Fund -- MSCI World Index, Lipper Global Funds
            Index;

      -     Master Growth Fund -- S&P 500, Lipper Growth Funds Index;

      - Master Growth-Income Fund -- S&P 500, Lipper Growth and Income Funds Index; and

      - Master Asset Allocation Fund -- S&P 500, Lipper Growth and Income Funds Index, Lehman Brothers Aggregate Bond Index, Credit Suisse First Boston High Yield Bond Index, Lipper High Current Yield Bond Funds Average.

PORTFOLIO COUNSELOR MASTER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS

      Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio counselor's needs for variable annuity or variable life products and the role those products would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The following portfolio counselor owns Master Fund shares (through an insurance contract) in the dollar range noted:
Robert W. Lovelace, Master Global Growth Fund, $10,001 - $50,000. At this time, the remaining portfolio counselors have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the Series' most recent fiscal year period, they did not hold shares of the Master Funds.

      Portfolio counselors may also manage assets in other funds advised by Capital Research or its affiliates. Other managed accounts as of the end of the Series' most recently completed fiscal year are listed below:

                                    NUMBER OF OTHER
                                 REGISTERED INVESTMENT                 NUMBER OF OTHER POOLED
                                COMPANIES ("RICS") THAT                  INVESTMENT VEHICLES            NUMBER OF OTHER ACCOUNTS
                                  PORTFOLIO COUNSELOR                  ("PIVS") THAT PORTFOLIO          THAT PORTFOLIO COUNSELOR
PORTFOLIO                      MANAGES (ASSETS OF RICS IN                 COUNSELOR MANAGES             MANAGES (ASSETS OF OTHER
COUNSELOR                             BILLIONS)(1)                 (ASSETS OF PIVS IN BILLIONS)(2)      ACCOUNTS IN BILLIONS)(3)
---------------------          --------------------------          -------------------------------      ------------------------
Alan N. Berro                     3               $141.1                        None                              None

Donnalisa Barnum                                   None                         None                              None

Gordon Crawford                   3               $191.4                1                $ 0.01                   None

James K. Dunton                   2               $104.5                        None                              None

J. Blair Frank                    2               $182.6                        None                              None

Nick J. Grace                     1               $ 98.7                        None                              None

Claudia P. Huntington             3               $ 54.6                1                $ 0.01                   Nome

Michael T. Kerr                   2               $201.1                        None                              None

Robert W. Lovelace                3               $163.7                1                $ 0.67                   None

Ronald B. Morrow                  1               $ 39.2                        None                              None

James R. Mulally                  2               $ 60.0                7                $ 1.23          20                $7.58

Donald D. O'Neal                  2               $251.0                1                $ 0.05                   None

C. Ross Sappenfield               2               $114.2                        None                              None

Susan M. Tolson                   3               $ 44.1                1                $ 0.25          1                 $0.28

Steven T. Watson                  3               $216.5                        None                              None


----------
      (1) Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day-to-day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

      (2) Represents funds advised or sub-advised by Capital Research and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

      (3) Reflects other professionally managed accounts held at companies affiliated with Capital Research. Personal brokerage accounts of portfolio counselors and their families are not reflected.


      (4) The advisory fee of one of these accounts (representing $0.05 billion in total assets) is based partially on its investment results.


POTENTIAL CONFLICTS OF INTEREST


      Capital Research has adopted policies and procedures that address potential conflicts of interest that may arise as a result of an investment professional's management of one or more Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and proxy voting of portfolio securities. Capital Research has adopted polices and procedures that it believes are reasonably designed to address these issues.

                           PERSONAL SECURITIES TRADING

PORTFOLIOS

      Federal law requires the Trust, each of its investment advisers, subadvisers, and principal underwriter to adopt codes of ethics, which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust).

      The Trust, AIG SAAMCo and the Distributor have adopted a written Code of Ethics (the "AIG SAAMCo Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the AIG SAAMCo Code is (1) any trustee, director, officer, general partner or advisory person of the Trust or AIG SAAMCo; (2) any "Supervised Person" who has access to non-public information on the purchase or sale of the Portfolios' securities, or non-public information regarding the portfolio holdings of the Portfolios; (3) any "Supervised Person" who is involved in making securities recommendations to the Portfolios, or has access to such recommendations that are non-public; and (4) any other persons designated by the Review Officer (as defined in the AIG SAAMCo Code) as having access to current trading information. A "Supervised Person" means the AIG SAAMCo's partners, officers, directors and employees, and any other person who provides advice on behalf of AIG SAAMCo and is subject to the AIG SAAMCo's supervision and control.

      The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by AIG SAAMCo, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) market timing and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. AIG SAAMCo reports to the Board on a quarterly basis, as to whether there were any material violations of the AIG SAAMCo Code by Access Persons of the Trust during the quarter.

MASTER FUNDS

      The Series, Capital Research and its affiliated companies have adopted codes of ethics, which allow for personal investments, including securities in which the Series may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

                             DISTRIBUTION AGREEMENT

      PORTFOLIOS

      The Trust, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, an affiliate of AIG SAAMCo, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of Class 3 shares of each Portfolio to the Separate Accounts of the Affiliated Life Insurance Companies. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. The Distribution Agreement provides that the Distributor may also distribute shares of the Portfolios. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the cost of printing and distributing prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing, printing and distributing any other supplemental advertising and sales literature. However, certain promotional expenses may be borne by the Portfolio, including printing and distributing prospectuses, proxy statements, notices, annual reports and other periodic reports to existing shareholders. After its initial approval, the Distribution Agreement will continue in effect for an initial two-year term and thereafter from year to year, with respect to each Portfolio, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      MASTER FUNDS

      American Funds Distributors, Inc. ("AFD") is the distributor of the Master Fund's shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

      Pursuant to an agreement among the Distributor, AIG SunAmerica Life Assurance Company ("ASLAC"), First SunAmerica Life Insurance Company ("FSA"), Capital Research and AFD, the Series' principal underwriter, ASLAC and FSA will pay AFD a marketing expense allowance for AFD's marketing assistance equal to 0.16% of purchase payments made under variable insurance contracts issued or administered by ASLAC or FSA through investment by the Portfolios in the Master Funds.

                                RULE 12B-1 PLANS

      PORTFOLIOS

      The Board has adopted a Rule 12b-1 Plan for Class 3 shares (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. Under that 12b-1 Plan, the Portfolios pay the Distributor from their Class 3 shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Portfolio's Class 3 shares' average daily net assets. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class 3 shares. Because these fees are paid out of each Portfolio's Class 3 assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


      Continuance of the 12b-1 Plan with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Independent Trustees. The 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to Class 3 shares of a Portfolio, without approval of the shareholders of the Class 3 shares of the Portfolio. In addition, all material amendments to the 12b-1 Plan must be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Class 3 shares of the Portfolio, respectively. So long as the 12b-1 Plan is in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees' quarterly review of the 12b-1 Plan, they will consider the continued appropriateness of, and the level of, compensation provided in the 12b-1 Plan. In their consideration of the 12b-1 Plan with respect to each Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of Class 3 shares of the Portfolio.



      The following table sets forth the account maintenance and service fees to the Distributor received from the Portfolios for Class 3 shares for fiscal period September 1, 2006 - December 31, 2006.



PORTFOLIO                            2006
----------------                     ----
Growth                               $426
Global Growth                         528
Growth-Income                         418
Asset Allocation                      191
MASTER FUNDS

      The Master Funds do not charge a 12b-1 fee for the Class 1 shares in which the Portfolios invest.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

      PORTFOLIOS

      Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

      So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.

      Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gain net income in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.

      Each Portfolio of the Trust is also subject to variable contract asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the value of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio, or a Master Fund in which a Portfolio is invested, fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for federal income tax purposes and the income allocable to the contracts will be subject to federal income tax as ordinary income.

      Since the shares of the Portfolios are offered only in connection with the variable contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the variable contracts, see the Prospectus for such contracts. Purchasers of variable contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.



      Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.


      A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio's recognition of taxable income in excess of cash generated by such investments.


      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.


      Options, forward contracts, futures and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, because adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.


      The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.



      A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.



      As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.



      In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


      A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, the "PFIC income"), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. The election must be made separately for each PFIC held by a Portfolio and, if the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

      MASTER FUNDS

      Each Master Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. Each Master Fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, a Master Fund may determine that it is in the interest of shareholders to distribute less than that amount.

      To be treated as a regulated investment company under Subchapter M of the Code, each Master Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income), and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Master Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers which the Master Fund controls and which are determined to be engaged in the same or similar trades or businesses or the securities of certain publicly traded partnerships.

      Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and (c) the sum of any untaxed, undistributed ordinary income and capital gain net income of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by a Master Fund from its current year's ordinary income and capital gain net income and (b) any amount on which the Master Fund pays income tax during the periods described above. Although each Master Fund intends to distribute its ordinary income and capital gain net income so as to avoid excise tax liability, any Master Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

      In addition to the asset diversification and other requirements for qualification as a regulated investment company, the Master Funds are subject to another set of asset diversification requirements applicable to insurance company separate accounts and their underlying funding vehicles. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a fund must (a) be qualified as a "regulated investment company"; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities. The Series intends to comply with these regulations. If a Master Fund should fail to comply with these regulations, contracts invested in that Master Fund or in a Portfolio invested in that Master Fund will not be treated as annuity, endowment or life insurance contracts under the Code.

Dividends. Each Master Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Funds accrue receivables or liabilities denominated in a foreign currency and the time the Master Funds actually collect such receivables, or pay such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as
Section 988 gains or losses, may increase or decrease the amount of a Master Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If a Master Fund invests in stock of certain passive foreign investment companies, the Master Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Master Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Master Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Master Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Master Fund's investment company taxable income and, accordingly, would not be taxable to the Master Fund to the extent distributed by the Master Fund as a dividend to its shareholders.

To avoid such tax and interest, each Master Fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The Master Funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the Master Funds each year, even though the Master Funds will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Master Funds that must be distributed to shareholders in order to maintain the qualification of the Master Funds as regulated investment companies and to avoid federal income taxation at the level of the Master Funds.

In addition, some of the bonds may be purchased by the Master Funds at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a Master Fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If a Master Fund has paid a premium over the face amount of a bond, the Master Fund has the option of either amortizing the premium until bond maturity and reducing the Master Fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held for one year or less is treated as a short-term capital gain.

Dividend and interest income received by the Master Funds from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

Capital Gains and Distributions. The Master Funds also intend to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the Master Funds.

      See the applicable contract prospectus for information regarding the federal income tax treatment of the contracts and distributions to the separate accounts.

                               PORTFOLIO TURNOVER

      MASTER FUNDS AND PORTFOLIOS

      Since the Portfolios invest all or substantially all of their assets in a corresponding Master Fund, the Portfolios are not in a position to affect the portfolio turnover of the Master Funds. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. To the extent a Master Fund engages in frequent and active trading and as a result, experiences high portfolio turnover, then such high portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Master Fund.

                               SHARES OF THE TRUST

DESCRIPTION OF SHARES AND VOTING RIGHTS


      The Trust consists of 35 separate portfolios, some of which offer Class 1, Class 2 and/or Class 3 shares. The four Portfolios currently offer only Class 3 shares. All shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.


      In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

      If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.


      The Class 3 shares of a given Portfolio are identical in all respects with the other two classes of the Trust, except that (i) Class 3 shares may bear differing amounts of certain class-specific expenses; (ii) Class 3 shares are subject to service and distribution fees; and (iii) Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted.


      You have an interest only in the assets of the Class 3 shares of the Portfolio, which you own. In the event of liquidation of a Portfolio, Class 3 shares will share pro rata in the distribution of the net assets of such Portfolio with all other Class 3 shareholders. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

SHAREHOLDER INQUIRIES

      All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this SAI.

                                 PRICE OF SHARES

      PORTFOLIOS


      Class 3 shares of the Trust are currently offered only to the separate accounts of the Affiliated Life Insurance Companies ("Variable Separate Accounts"). The Trust is open for business on any day the New York Stock Exchange (the "NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV per share of Class 3 of a Portfolio is calculated by taking the NAV of a Portfolio's corresponding Master Fund, adding the value of the other assets held by such Portfolio, subtracting the Portfolio's liabilities attributable to the Portfolio, and dividing by the number of shares of Class 3 that are outstanding. The NAV of Class 3 shares of a Portfolio will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the NAV of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.


      Shares of the Portfolios are not sold to individual investors. The Variable Separate Accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Portfolio then invests its proceeds in its respective Master Fund, which, in turn, buys securities for the Master Fund's portfolio. Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

      The Trust will not compute net asset value for the Portfolios on customary national business holidays, including the following: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days when the NYSE is closed.

      Each Portfolio reserves the right to not determine net asset value when:
(i) a Portfolio has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Portfolio's portfolio do not affect that Portfolio's net asset value.

      THE NAV OF THE PORTFOLIOS IS DETERMINED BASED ON THE NAV OF THE MASTER FUNDS. SECURITIES OF EACH MASTER FUND ARE VALUED AT THEIR NAV.

      The policies and procedures that would take effect if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser, are described below.

      Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

      As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Trustees to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.


      Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Trustees.


      Senior Secured Floating Rate Loans ("Loans") for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

      Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

      Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of AIG SAAMCo or a subadviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Total return, equity and interest rate swap contracts are valued based upon broker quotes received from the market maker. Mutual funds held by the Portfolio are valued at the net asset value (market value) of the underlying fund.


      Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.


      MASTER FUNDS

      All portfolio securities of funds managed by Capital Research are valued, and the NAV per share for each share class are determined, as follows:

      1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

      Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

      Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each fund's shares into U.S. dollars at the prevailing market rates.

      Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the Master Funds Board. Subject to the Master Funds Board's oversight, the Master Funds Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the Series' investment adviser. The Master Funds Board receives regular reports describing fair-valued securities and the valuation methods used.


      The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what a fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The Valuation Committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined), which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).


      2. Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

      3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      PORTFOLIOS

      Since the Portfolios invest their assets in the Master Funds, AIG SAAMCo does not currently execute portfolio transactions on behalf of the Portfolios; however, if AIG SAAMCo or a subadviser begins to provide portfolio management services to the Portfolios, AIG SAAMCo or such subadviser would execute portfolio transactions for the Portfolio pursuant to the following policies and procedures.

      It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares are not considered a factor in the selection of a broker to effect transactions in Portfolio securities.

      A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by AIG SAAMCo or the subadvisers.

      AIG SAAMCo or the subadvisers may cause a Portfolio to pay broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom AIG SAAMCo or the subadvisers place the Trust's portfolio transactions, AIG SAAMCo or the subadvisers may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by AIG SAAMCo or the subadvisers in connection with the Trust and could be useful and of value to AIG SAAMCo or the subadvisers in serving other clients as well as the Trust. Research services obtained by AIG SAAMCo or the subadvisers, as a result of the placement of portfolio brokerage of other clients, could also be useful and of value in serving the Trust.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      Subject to the above considerations, AIG SAAMCo or the subadvisers may use broker-dealer affiliates of AIG SAAMCo or the subadvisers, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures, which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

      Commission Recapture Program. The Board has determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus, a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. AIG SAAMCo will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to.

      MASTER FUNDS

      The Master Funds' investment adviser places orders with broker-dealers for the Series' portfolio transactions. The investment adviser strives to obtain best execution on each fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The Series does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the Series' portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the Series' portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the Series' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the Series' portfolio transactions.

      Portfolio transactions for the Series may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


      Brokerage commissions and explicit concessions paid on portfolio transactions for the fiscal years ended December 31, 2006, 2005 and 2004 were:



                                   2006          2005          2004
                               -----------   -----------   -----------
Master Global Growth Fund      $ 3,182,000   $ 2,106,000   $ 1,909,000
Master Growth Fund              19,084,000   $17,310,000   $13,718,000
Master Growth-Income Fund       10,703,000   $10,782,000   $11,022,000
Master Asset Allocation Fund     5,351,000   $ 4,634,000   $ 3,419,000


      With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs, which may be reflected in the spread between the bid and asked price. The volume of trading activity by Master Global Growth Fund, Master Growth Fund and Master Asset Allocation Fund increased during the year, resulting in an increase in brokerage commissions and concessions paid on portfolio transactions.

      The Series is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Series the largest amount of brokerage commissions by participating, directly or indirectly, in the Series' portfolio transactions during the Series' most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Series during the Series' most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Series during the Series' most recent fiscal year.


      At the end of the Series' most recent fiscal year, the Series' regular broker-dealers included Banc of America Securities, LLC, , J.P. Morgan Securities Inc., and Citigroup Inc. As of the Series' fiscal year-end, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

                                           AFFILIATED COMPANY OF                   TYPE OF
                                           REGULAR BROKER-DEALER                   SECURITY               AMOUNT
                                     --------------------------------              --------          ----------------
Master Global Growth Fund            Citigroup Inc.                                 equity           $     13,925,000

Master Growth Fund                   Citigroup Inc.                                 equity           $    111,400,000

Master Growth-Income Fund            Citigroup Inc.                                 equity           $    570,245,000

                                     Bank of America Corp.                          equity           $    287,238,000

                                     Bank of America Corp.                           debt            $    112,716,000

                                     J.P. Morgan Chase & Co.                        equity           $    200,344,000

Master Asset Allocation Fund         Bank of America Corp.                          equity           $     66,840,000

                                     J.P. Morgan Chase & Co.                        equity           $     72,450,000

                                     Lehman Bros.                                   equity           $      4,007,000


                              FINANCIAL STATEMENTS

      PORTFOLIOS


      The Trust's audited financial statements with respect to the Portfolios for the fiscal year ended December 31, 2006 are incorporated into this SAI by reference to its 2006 annual report to shareholders. You may obtain a copy of the annual report at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.


      MASTER FUNDS


      The audited financial statements of the Master Funds for the fiscal year ended December 31, 2006 are set forth in the Master Funds' annual reports to shareholders, including the reports of PricewaterhouseCoopers LLP. tCopies of the reports are available on the EDGAR Database on the SEC's web-site at http://www.sec.gov and copies of the information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


                               GENERAL INFORMATION

CUSTODIAN

      PORTFOLIOS

      State Street, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities and performs certain other duties. State Street also serves as transfer agent and dividend paying agent for the Trust.

      MASTER FUNDS

      Securities and cash owned by all Master Funds, including proceeds from the sale of shares of the Master Funds and of securities in the Master Funds' portfolios, are held by State Street, 225 Franklin Street, Boston, MA 02105, as Custodian. Non-U.S. securities may be held by State Street in non-U.S. banks or securities depositories or foreign branches of U.S. banks.

TRANSFER AGENT

      PORTFOLIOS


      State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, also serves as the Trust's transfer agent and dividend paying agent.


      MASTER FUNDS


      American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each insurance company's separate account, processes purchases and redemptions of the funds' shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $9,084 for Class 1 shares, $45,979 for Class 2 shares and $834 for Class 3 shares for the 2006 fiscal year.


LEGAL COUNSEL

      PORTFOLIOS

      The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099 has been selected as legal counsel to the Trust.

      MASTER FUNDS

      Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel for the Master Funds and for trustees who are not interested persons (as defined by the 1940 Act) of the Master Funds. Certain legal matters in connection with the shares of beneficial interest offered by the prospectus have been passed upon for the Master Funds by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the Master Funds' investment adviser or any of its affiliated companies. A determination with respect to the independence of the Master Funds' "independent legal counsel" will be made at least annually by the independent trustees of the Master Funds, as prescribed by the 1940 Act and the rules thereunder.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      PORTFOLIOS


      PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678, is the Trust's independent registered public accounting firm. PricewaterhouseCoopers LLP performs an annual audit of the Trust's financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC.


      MASTER FUNDS


      PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the Master Funds' independent registered public accounting firm providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      PORTFOLIOS

      The Board has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Portfolio shareholders and to address potential conflicts of interest that could arise between the interests of Portfolio shareholders and the interests of the Portfolios' various service providers. However, under the master-feeder structure, each Portfolio's sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Portfolio operates under the master-feeder structure, each Portfolio will only disclose its holdings of its corresponding Master Fund. The following policies and procedures that would take effect if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a sub-adviser, are described below.

      The Board has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings, which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties, which are not employed by AIG SAAMCo or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

      The Trust will make the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within 60 days of the end of the Trust's fiscal quarter.

      In addition, the Trust generally will make publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolio's assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

      Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of AIG SAAMCo and the Trust. The Trust's Chief Compliance Officer and/or AIG SAAMCo's legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

      The Trust's executive officers and AIG SAAMCo's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios' participants and the Portfolios' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios' operation or useful to the Portfolios' participants without compromising the integrity or performance of the Portfolios.

      At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.


      PricewaterhouseCoopers, LLP. PricewaterhouseCoopers, LLP is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Portfolios' financial statements. PricewaterhouseCoopers, LLP does not disclose to third parties information regarding the Portfolios' holdings.

      State Street. State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

      Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, this information is disclosed approximately 15 days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately 60 days after the receipt of information from the Portfolio.

      Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately 30 days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between 15 to thirty 30 days after its receipt of such information.

      S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately 60 days after the receipt of information from the Portfolio.

      Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately 30 days after the month end. This information is made available to subscribers of Bloomberg's various databases within one to 14 days of its receipt.

      Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately 30 days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a few days of its receipt.

      Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between 30 and 60 days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

      Investment Company Institute ("ICI"). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately 15 days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

      Plexus Group. State Street provides purchase and sale information with respect to the Portfolios' equity holdings on a quarterly basis approximately 15 days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. AIG SAAMCo's contract with Plexus includes a confidentiality clause.

      Institutional Shareholders Services ("ISS"). ISS downloads weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. AIG SAAMCo's contract with ISS includes confidentiality disclosure.

      MASTER FUNDS

      The Master Funds' investment adviser, Capital Research, on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Master Funds' portfolio securities. These policies and procedures have been reviewed by the Master Funds Board and compliance will be periodically assessed by the Master Funds Board in connection with reporting from the Master Funds' Chief Compliance Officer of any deviations from, or changes to, these policies and procedures.

      Under these policies and procedures, the Master Funds' complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Master Funds website no earlier than the tenth day after such calendar quarter. In addition, the Master Funds' list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the Master Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Master Funds website. Affiliates of the Master Funds (including the Master Funds Board's members and officers, and certain personnel of the Master Funds' investment adviser and its affiliates) and certain service providers (such as the Master Funds' custodian, insurance companies and outside counsel) who require such information for legitimate business and Master Fund oversight purposes may receive such information earlier.

      Affiliated persons of the Master Funds as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Third party service providers of the Master Funds receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the Master Funds website to persons not affiliated with the Master Funds (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the Master Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the Master Funds nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

      The authority to disclose a Master Fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the Investment Committee of the Master Funds' investment adviser. In exercising its authority, the Investment Committee determines whether disclosure of information about the Master Fund's portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Master Fund service providers for legitimate business and Master Fund oversight purposes) until such holdings have been made public on the Master Funds website, helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.

                      PROXY VOTING POLICIES AND PROCEDURES


      The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and AIG SAAMCo (i.e., representatives from the investments, legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust's shareholders. The material terms of the Trust's proxy voting policies and procedures that would take effect if AIG SAAMCo begins to provide portfolio management services to the Portfolios, either directly or through a subadviser, are described below.



      The Trust has retained a proxy voting service, the Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Trust according to the Trust's policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes. Except as otherwise described below regarding case-by-case voting matters, AIG SAAMCo has discretion concerning proxy voting decisions.


      Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager may consider is the quality and depth of the company's management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust's policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust's portfolio manager is dissatisfied with a company's management, the Trust typically will sell the holding.


      Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from the proxy voting service, ISS, but may also rely on other appropriate personnel of AIG SAAMCo and/or the subadviser of a Portfolio or other sources. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust's shareholders.


      Examples of the Trust's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust's voting positions on specific matters:

      -     Vote with management recommendations on most corporate matters;

      - Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

            Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank checks" preferred stock);

      - Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;



      - Abstain from voting on social responsibility or environmental matters, unless the portfolio's objective is directly related to the social or environmental matter in question(1);


      -     Not vote proxies for passively managed portfolios(2); and


      -     Vote on a case-by-case basis on equity compensation plans.

      Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust's proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes are generally effected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.


      However, if a situation arises where a vote presents a conflict between the interests of a Trust's shareholders and the interests of AIG SAAMCo, the Trust's, or one of AIG SAAMCo's affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Trustee who is not an "interested" person, as the term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Trust votes in the best interest of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.


      Proxy Voting Records. ISS will maintain records of voting decisions for each vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record is also available on the SEC's website at http://www.sec.gov.


----------
(1) In these circumstances, the Portfolio will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Portfolio's overall investment evaluation of whether to retain or sell the company's securities. The Portfolio will either retain or sell the securities according to the best interests of the Portfolio's shareholders.


(2) The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.


      MASTER FUNDS

      Because the Portfolios invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds' portfolio securities has been provided to Capital Research, the Master Funds' investment adviser. Capital Research's proxy voting procedures and guidelines are summarized below.

      The Master Funds and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the Master Funds, other funds in the Series and Endowments. Certain funds in the Series have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

      All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

      The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more Master Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

      The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


      Information regarding how the Master Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.



      The following summary sets forth the general positions of the Series, Endowments, the Master Funds and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at (800) 421-0180 or visiting the Master Funds website.


      Director Matters. The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

      Shareholder Rights. Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

      Compensation and Benefit Plans. Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

      Routine Matters. The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                     SHAREHOLDER AND TRUSTEE RESPONSIBILITY

      Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by

                             REGISTRATION STATEMENT

      A registration statement has been filed with the SEC under the Securities Act, as amended, and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.

                                   APPENDIX A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

      A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

      2.    Nature of and provisions of the obligation.

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

                AAA- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                AA- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                A- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

      Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                BB - Debt rated `BB' is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

                B- Debt rated `B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                CCC- Debt rated `CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                CC - Debt rated `CC' typically is currently highly vulnerable to nonpayment.

                C- Debt rated `C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

                D- Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

                Aaa- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                Aa- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

                A- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                Baa- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                Ba- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                B- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                Caa- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                Ca- Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                C- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

      Excerpts from Moody's Investors Service, Inc.'s description of state and municipal note ratings:

                MIG-1-- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

                MIG-2-- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                MIG-3-- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                AAA- Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

                AA- Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

                A- Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

                BBB- Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

                BB- Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                B- Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                CCC, CC   Bonds are considered a high default risk.
                and C     Default is a real possibility. Capacity for meeting
                          financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signals imminent default.

                DDD, DD   Bonds are in default. Such bonds are not
                and D     meeting current obligations and are extremely
                          speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

                A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

                A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                B Issues rated `B' are regarded as having only speculative capacity for timely payment.

                C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

                D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

      1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

                SP-1        Strong capacity to pay principal and interest.
                            Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

                SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                SP-3        Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

      Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

          MIG 1/VMIG 1      This designation denotes best quality. There is
                            present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2      This designation denotes high quality. Margins of
                            protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3      This designation denotes favorable quality. All
                            security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4      This designation denotes adequate quality.
                            Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

          F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.